                                                           Registration No. 333-

    As filed with the Securities and Exchange Commission on January 25, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         ( ) PRE-EFFECTIVE AMENDMENT NO.

                        ( ) POST-EFFECTIVE AMENDMENT NO.

                               JOHN HANCOCK TRUST
                   (FORMERLY MANUFACTURERS INVESTMENT TRUST)
               (Exact Name of Registrant as Specified in Charter)

                               601 Congress Street
                           Boston, Massachusetts 02210
                    (Address of Principal Executive Offices)

                                  617-663-3000
                  (Registrant's Area Code and Telephone Number)

                            James D. Gallagher, Esq.
                               John Hancock Trust
                              200 Clarendon Street
                                   59th Floor
                                Boston, MA 02116
                     (Name and Address of Agent for Service)

                                   Copies to:

                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Franklin Square
                               1300 I Street, N.W.
                                 Suite 300 West
                             Washington, D.C. 20005

      Title of securities being registered: shares of beneficial interest ($.01 par value) of the Registrant.

      Approximate date of proposed public offering: as soon as practicable after this Registration Statement becomes effective.

      No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) under the Investment Company Act of 1940.

      It is proposed that this filing become effective on February 24, 2005 pursuant to Rule 488.

                                     PART A

                           INFORMATION REQUIRED IN THE
                           PROXY STATEMENT/PROSPECTUS

                      JOHN HANCOCK VARIABLE SERIES TRUST I
                              197 Clarendon Street
                           Boston, Massachusetts 02117

                                                               February 25, 2005

Dear Contract or Certificate Owner:

      A special meeting of shareholders of John Hancock Variable Series Trust I ("JHVST") will be held at 197 Clarendon Street, Boston, Massachusetts 02117, on APRIL 4, 2005 AT 10:00 A.M., EASTERN TIME to consider a proposed reorganization providing for the combination of each of the separate series or funds of JHVST (the "Acquired Funds") into a corresponding series or fund (each, an "Acquiring Fund") of John Hancock Trust ("JHT") (formerly, Manufacturers Investment Trust) (the "Reorganization"). The Reorganization is described in detail in the enclosed Proxy Statement/Prospectus and briefly summarized in the questions and answers attached to this letter.

      Although you are not a shareholder of JHVST, contract values under your variable life insurance or variable annuity contract ("variable contract") issued by John Hancock Life Insurance Company ("JHLICO") or John Hancock Variable Life Insurance Company ("JHVLICO") are invested in shares of one or more of the Acquired Funds. Similarly, if your variable contract has been issued by John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)") (formerly, The Manufacturers Life Insurance Company (U.S.A.)) or John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York), certain of your contract values are invested in shares of the International Equity Index Fund. Since the value of your contract depends in part on the investment performance of the shares of one or more of the Acquired Funds, you have the right to instruct JHLICO, JHVLICO, JHLICO (U.S.A.) or JHLICO New York, as appropriate, how such shares that are attributable to your contract are voted.

      The Board of Trustees of JHVST has unanimously approved the Reorganization and believes that it will benefit you. The main purpose of the fund combinations is to enable the funds to be managed more efficiently and effectively. Except when the Acquiring Fund has been newly organized for purposes of the Reorganization, the combined funds will have larger assets, and all are expected to have improved prospects for growth. This means that, even where the Acquiring Fund's expenses are not expected to be lower initially, reductions in overall operating expenses may, in some cases, eventually result from economies of scale. Each of the Acquired Funds and its corresponding Acquiring Fund have the same or substantially similar investment objectives, and some have the same investment subadvisers. In some cases, the combinations are expected to result in an increase in the total fees and expenses borne by shareholders. For each combination, the Board of Trustees of JHVST considered numerous factors, which are discussed in the Proxy Statement/Prospectus in every proposal under the heading "Board Consideration of the Combination." In all cases, the Board of Trustees of JHVST has determined that combining the funds will not result in the dilution of your variable contract interest.

      Effective April 28, 2004, John Hancock Financial Services, Inc., the parent entity of JHLICO and JHVLICO which fund their variable contracts principally through JHVST, was acquired by Manulife Financial Corporation ("MFC"). MFC is the ultimate parent entity of JHLICO (U.S.A.) and JHLICO which fund their variable contracts principally through JHT. Consequently, the Reorganization, by combining JHVST into JHT, will create a larger, unified fund family underlying these affiliated insurance companies that is expected to operate with greater efficiency and lower overall costs.

      Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus of JHVST and JHT, and a Voting Instructions Form for the shares of the Acquired Funds attributable to your contract as of January 31, 2005, the record date for the meeting. Also enclosed for additional information is the current prospectus of JHT. Please read these materials in their entirety before giving voting instructions. IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, YOU ARE URGED PROMPTLY TO COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR ITS RECEIPT BY APRIL 3, 2005.

      THE BOARD OF TRUSTEES OF JHVST UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE REORGANIZATION.

      If you have any questions regarding the Reorganization or need additional information, please contact your Investment Professional or call a JHLICO Service Representative at 1-800-576-2227.

                                         Sincerely,

                                         /s/ MICHELLE G. VAN LEER
                                         Michelle G. Van Leer
                                         Chairman, Board of Trustees

                              QUESTIONS AND ANSWERS

Q: WHAT IS THE REORGANIZATION?

A: Under the Reorganization, each portfolio of JHVST listed below (Acquired
Fund) will be combined with a corresponding portfolio of JHT (Acquiring Fund), and each shareholder of the JHVST portfolio will become a shareholder of the corresponding JHT portfolio. A shareholder's position will have the same value both immediately before and immediately after the transaction. The shareholders of the JHVST portfolios must take the necessary action to approve each combination before it may be effected. The scheduled effective date for the Reorganization is as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

               JHVST                                             CORRESPONDING JHT
            ACQUIRED FUND                                          ACQUIRING FUND
--------------------------------------------------         ----------------------------------
Active Bond Fund                                     --    Active Bond Trust
Bond Index Fund                                      --    Bond Index Trust B
Earnings Growth Fund                                 --    Large Cap Growth Trust
Equity Index Fund                                    --    500 Index Trust B
Financial Industries Fund                            --    Financial Services Trust
Fundamental Value Fund                               --    Equity-Income Trust
Global Bond Fund                                     --    Global Bond Trust
Growth & Income Fund                                 --    Growth & Income Trust II
Health Sciences Fund                                 --    Health Sciences Trust
High Yield Bond Fund                                 --    High Yield Trust
International Equity Index Fund -- Series I and II   --    International Equity Index Trust A
International Equity Index Fund--NAV                 --    International Equity Index Trust B
Large Cap Growth Fund                                --    Blue Chip Growth Trust
Large Cap Value Fund                                 --    Equity-Income Trust
Managed Fund                                         --    Managed Trust
Mid Cap Growth Fund                                  --    Mid Cap Stock Trust
Mid Cap Value B Fund                                 --    Mid Value Trust
Money Market Fund                                    --    Money Market Trust B
Overseas Equity B Fund                               --    Overseas Equity Trust
Real Estate Equity Fund                              --    Real Estate Securities Trust
Short-Term Bond Fund                                 --    Short-Term Bond Trust
Small Cap Emerging Growth Fund                       --    Small Cap Growth Trust
Small Cap Value Fund                                 --    Small Cap Value Trust
Total Return Bond Fund                               --    Total Return Trust

      The JHT Acquiring Funds listed above consist of existing JHT Funds (the "Existing Acquiring Funds") and the following newly organized JHT Funds that will first issue shares in connection with the Reorganization (the "New Acquiring Funds"):

Active Bond Trust          International Equity Index Trust B   Overseas Equity Trust
Bond Index Trust B         Managed Trust                        Short-Term Bond Trust
500 Index Trust B          Mid Value Trust                      Small Cap Growth Trust
Growth & Income Trust II   Money Market Trust B                 Small Cap Value Trust
International Equity
 Index Trust A

Q: WHAT ARE THE REASONS FOR THE REORGANIZATION?

A: The main purpose of the Reorganization is to combine JHVST, the funding medium for variable contracts issued by JHLICO and JHVLICO, into JHT, the funding medium for variable contracts issued by JHLICO (U.S.A.) and JHLICO New York, and thereby create a larger, unified fund family for the variable contracts issued by these affiliated insurance companies that is expected to operate with greater efficiency and lower overall costs. The combined funds will have larger assets (except when an Acquired Fund is combining into a New Acquiring Fund) and all are expected to have improved prospects for growth. This means that, even where the Acquiring Fund's expenses are not expected to be lower initially, reductions in overall operating expenses may, in some cases, eventually result from economies of scale. Each of the Acquired Funds and its corresponding Acquiring Fund have the same or substantially similar investment objectives, and some have the same investment subadvisers. In many cases, the fees and expenses of an Acquiring Fund are expected to be lower than or the same as those of its corresponding Acquired Fund; in some instances, the fees and expenses of the Acquiring Fund are expected to be higher.

Q: WILL THE REORGANIZATION AFFECT MY CONTRACT VALUE? WILL THERE BE ANY TAX IMPLICATIONS?

A: Your contract value will be the same immediately after as immediately before the Reorganization. In addition, the Reorganization will not result in individual contract owners recognizing any gain or loss for federal income tax purposes.

Q: WILL I INCUR ANY FEE IN CONNECTION WITH THE REORGANIZATION?

A: You will not incur directly any fee in connection with the Reorganization. However, the expenses of the Reorganization as to each combination are being allocated between the Acquired Fund and its corresponding Acquiring Fund on an asset weighted basis, and contract owners participating in these Funds will therefore generally bear indirectly their proportionate shares (which in some cases will be all) of such expenses. However, in those cases where an Acquired Fund is expected to experience an increase in annual operating expense ratios as a result of the Reorganization, the expenses of the Reorganization allocable to that Acquired Fund will be paid by JHLICO (U.S.A.) or one or more of its affiliates.

Q. WHAT HAPPENS IF A PROPOSED FUND COMBINATION IS NOT APPROVED?

A. If shareholders of an Acquired Fund do not approve the Reorganization as to that Fund, the Reorganization will not take place as to that Acquired Fund and the JHVST Board of Trustees will take such action as it deems appropriate and in the best interests of the shareholders of that Fund. This may include the dissolution of that Fund and, subject to any required regulatory approvals, moving you to another Fund.

Q: HOW DO I GIVE VOTING INSTRUCTIONS?

A: Follow two simple steps:
FIRST: Read the attached Proxy Statement/Prospectus.
SECOND: Complete the enclosed Voting Instructions Form and return it in the enclosed postage-paid envelope.

Q: DO MY VOTING INSTRUCTIONS MAKE A DIFFERENCE?

A: Whether you are a large or small investor, your voting instructions are important. You are urged to participate in this process to ensure that your wishes are represented when votes are cast at the shareholders' meeting. The Board of Trustees of JHVST has voted unanimously in favor of the Reorganization, and your approval is needed to implement the Reorganization.

                      JOHN HANCOCK VARIABLE SERIES TRUST I
                              197 Clarendon Street
                           Boston, Massachusetts 02117

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF THE:

Active Bond Fund           Health Sciences Fund              Money Market Fund
Bond Index Fund            High Yield Bond Fund              Overseas Equity B Fund
Earnings Growth Fund       International Equity Index Fund   Real Estate Equity Fund
Equity Index Fund          Large Cap Growth Fund             Short-Term Bond Fund
Financial Industries Fund  Large Cap Value Fund              Small Cap Emerging Growth Fund
Fundamental Value Fund     Managed Fund                      Small Cap Value Fund
Global Bond Fund           Mid Cap Growth Fund               Total Return Bond Fund
Growth & Income Fund       Mid Cap Value B Fund

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the John Hancock Variable Series Trust I ("JHVST") will be held at 197 Clarendon Street, Boston, Massachusetts 02117, on APRIL 4, 2005 AT 10:00 A.M., EASTERN TIME.

      A Proxy Statement/Prospectus which provides information about the purposes of the Meeting is included with this notice. The Meeting will be held to consider the following proposals:

Proposal 1            Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Active Bond
                      Fund (an "Acquired Fund") of JHVST into the Active Bond
                      Trust (an "Acquiring Fund") of John Hancock Trust ("JHT").
                          (Shareholders of the Active Bond Fund will vote on this proposal)

Proposal 2            Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Bond Index
                      Fund (an "Acquired Fund") of JHVST into the Bond Index
                      Trust B (an "Acquiring Fund") of JHT.
                          (Shareholders of the Bond Index Fund will vote on this proposal)

Proposal 3            Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Earnings
                      Growth Fund (an "Acquired Fund") of JHVST into the Large
                      Cap Growth Trust (an "Acquiring Fund") of JHT.
                          (Shareholders of the Earnings Growth Fund will vote on this proposal)

Proposal 4            Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Equity Index
                      Fund (an "Acquired Fund") of JHVST into the 500 Index
                      Trust B (an "Acquiring Fund") of JHT.
                          (Shareholders of the Equity Index Fund will vote on this proposal)

Proposal 5            Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Financial
                      Industries Fund (an "Acquired Fund") of JHVST into the
                      Financial Services Trust (an "Acquiring Fund") of JHT.
                          (Shareholders of the Financial Industries Fund will vote on this proposal)

Proposal 6            Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combinations of the Fundamental
                      Value Fund and the Large Cap Value Fund (each an "Acquired
                      Fund") of JHVST into the Equity Income Trust (an
                      "Acquiring Fund") of JHT.
                          (Shareholders of the Fundamental Value Fund and the Large Cap Value Fund will vote separately on this proposal)

Proposal 7            Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the
                      combination of the Global Bond Fund (an "Acquired Fund") of JHVST into the Global Bond Trust (an "Acquiring Fund") of JHT.
                          (Shareholders of the Global Bond Fund will vote on this proposal)

Proposal 8            Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Growth &
                      Income Fund (an "Acquired Fund") of JHVST into the Growth
                      & Income Trust II (an "Acquiring Fund") of JHT.
                          (Shareholders of Growth & Income Fund will vote on this proposal)

Proposal 9            Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Health
                      Sciences Fund (an "Acquired Fund") of JHVST into the
                      Health Sciences Trust (an "Acquiring Fund") of John
                      Hancock Trust (JHT).
                          (Shareholders of the Health Sciences Fund will vote on this proposal)

Proposal 10           Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the High Yield
                      Bond Fund (an "Acquired Fund") of JHVST into the High
                      Yield Trust (an "Acquiring Fund") of JHT.
                          (Shareholders of the High Yield Bond Fund will vote on this proposal)

Proposal 11           Part One: Approval of an Amendment to the Declaration of
                      Trust of JHVST to facilitate the combination of the NAV shares of the International Equity Index Fund (an
                      "Acquired Fund") of JHVST into the International Equity
                      Index Trust B (an "Acquiring Fund") of JHT.
                          (All shareholders of the International Equity Index Fund will vote on this Part One)

                      Part Two: Approval of Agreement and Plan of Reorganization (the "Plan") providing for the combination of the NAV shares of the International Equity Index Fund (an "Acquired Fund") of JHVST into the International Equity Index Trust B (an "Acquiring Fund") of JHT.

                          (Only holders of NAV shares of the International Equity Index Fund will vote on this Part Two)

                      Part Three: Approval of Agreement and Plan of Reorganization (the "Plan") providing for the combination of the Series I and Series II shares of the International Equity Index Fund (an "Acquired Fund") of JHVST into the International Equity Index Trust A (an "Acquiring Fund") of JHT.
                          (Only holders of Series I and Series II shares of the International Equity Index Fund will vote on this Part Three)

Proposal 12           Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Large Cap
                      Growth Fund (an "Acquired Fund") of JHVST into the Blue
                      Chip Growth Trust (an "Acquiring Fund") of JHT.
                          (Shareholders of the Large Cap Growth Fund will vote on this proposal)

Proposal 13           Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Managed Fund
                      (an "Acquired Fund") of JHVST into the Managed Trust (an
                      "Acquiring Fund") of JHT.
                          (Shareholders of the Managed Fund will vote on this proposal)

Proposal 14           Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Mid Cap
                      Growth Fund (an "Acquired Fund") of JHVST into the Mid Cap
                      Stock Trust (an "Acquiring Fund") of JHT.
                          (Shareholders of the Mid Cap Growth Fund will vote on this proposal)

Proposal 15           Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Mid Cap Value
                      B Fund (an "Acquired Fund") of JHVST into the Mid Value
                      Trust (an "Acquiring Fund") of JHT.

                          (Shareholders of the Mid Cap Value B Fund will vote on this proposal)

Proposal 16           Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Money Market
                      Fund (an "Acquired Fund") of JHVST into the Money Market
                      Trust B (an "Acquiring Fund") of JHT.
                          (Shareholders of the Money Market Fund will vote on this proposal)

Proposal 17           Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Overseas
                      Equity B Fund (an "Acquired Fund") of JHVST into the
                      Overseas Equity Trust (an "Acquiring Fund") of JHT.
                          (Shareholders of the Overseas Equity B Fund will vote on this proposal)

Proposal 18           Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Real Estate
                      Equity Fund (an "Acquired Fund") of JHVST into the Real
                      Estate Securities Trust B (an "Acquiring Fund") of JHT.
                          (Shareholders of the Real Estate Equity Fund will vote on this proposal)

Proposal 19           Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Short-Term
                      Bond Fund (an "Acquired Fund") of JHVST into the
                      Short-Term Bond Trust (an "Acquiring Fund") of JHT.
                          (Shareholders of the Short-Term Bond Fund will vote on this proposal)

Proposal 20           Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Small Cap
                      Emerging Growth Fund (an "Acquired Fund") of JHVST into the Small Cap Growth Trust (an "Acquiring Fund") of JHT.
                          (Shareholders of the Small Cap Emerging Growth Fund will vote on this proposal)

Proposal 21           Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Small Cap
                      Value Fund (an "Acquired Fund") of JHVST into the Small
                      Cap Value Trust (an "Acquiring Fund") of JHT.
                          (Shareholders of the Small Cap Value Fund will vote on this proposal)

Proposal 22           Approval of Agreement and Plan of Reorganization (the
                      "Plan") providing for the combination of the Total Return
                      Bond Fund (an "Acquired Fund") of JHVST into the Total
                      Return Trust (an "Acquiring Fund") of JHT.
                          (Shareholders of the Total Return Bond Fund will vote on this proposal)

                      Any other business that may properly come before the Meeting

      THE BOARD OF TRUSTEES OF JHVST RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL PROPOSALS.

      Approval of each Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/ Prospectus) of the Acquired Fund.

      Each shareholder of record at the close of business on January 31, 2005 is entitled to receive notice of and to vote at the Meeting.

                                            By order of the Board of Trustees

                                            /s/ MICHELE G. VAN LEER
                                            Michelle G. Van Leer
                                            Chairman, Board of Trustees
February 25, 2005
Boston, Massachusetts

JOHN HANCOCK VARIABLE SERIES TRUST I                      JOHN HANCOCK TRUST
         197 Clarendon Street                             601 Congress Street
     Boston, Massachusetts 02117                     Boston, Massachusetts 02210
          ("JHVST")                                             ("JHT")

                          ----------------------------

                           PROXY STATEMENT/PROSPECTUS

            RELATING TO THE ACQUISITION OF ALL THE ASSETS, SUBJECT TO ALL THE LIABILITIES, OF THE ACQUIRED FUNDS (LISTED BELOW), EACH A SEPARATE SERIES OF JHVST, BY AND IN EXCHANGE FOR SHARES OF CORRESPONDING ACQUIRING FUNDS (LISTED BELOW), EACH A SEPARATE SERIES OF JHT

      This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees of John Hancock Variable Series Trust I ("JHVST") (sometimes referred to herein as the "JHVST Board") of proxies to be used at a meeting of the shareholders of the Acquired Funds listed below to be held at 197 Clarendon Street, Boston, Massachusetts 02117, on APRIL 4, 2005, AT 10:00 A.M., EASTERN TIME (the "Meeting"). This Proxy Statement/Prospectus is first being mailed to shareholders on or about February 25, 2005.

      At the Meeting, shareholders of the Acquired Funds listed below will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") providing for the combination of the Acquired Funds, each a separate series of JHVST, into their corresponding Acquiring Funds (listed below), each a separate series (known as "Trusts") of John Hancock Trust ("JHT") (formerly, Manufacturers Investment Trust). Under the Plan: (i) all the assets, subject to all the liabilities, of each Acquired Fund will be transferred to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) shareholders of the Acquired Fund will receive that number of shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the shareholder's shares of the Acquired Fund at such time; and (iii) and the Acquired Fund will be liquidated and terminate. If approved by shareholders of an Acquired Fund, the Reorganization is expected to occur as to that Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005. The consummation of each combination of an Acquired Fund into an Acquiring Fund may occur regardless of whether the consummation of any other combination of an Acquired Fund into an Acquiring Fund occurs. The terms and conditions of the Reorganization are more fully described in this Proxy Statement/Prospectus and in the Agreement and Plan of Reorganization attached hereto as Exhibit A.

         JHVST                       CORRESPONDING JHT                         JHVST                      CORRESPONDING JHT
     ACQUIRED FUND                     ACQUIRING FUND                      ACQUIRED FUND                   ACQUIRING FUND
-------------------------    ----------------------------------    ------------------------------    ----------------------------
Active Bond Fund             Active Bond Trust                     Large Cap Growth Fund             Blue Chip Growth Trust
Bond Index Fund              Bond Index Trust B                    Large Cap Value Fund              Equity-Income Trust
Earnings Growth Fund         Large Cap Growth Trust                Managed Fund                      Managed Trust
Equity Index Fund            500 Index Trust B                     Mid Cap Growth Fund               Mid Cap Stock Trust
Financial Industries Fund    Financial Services Trust              Mid Cap Value Fund B              Mid Value Trust
Fundamental Value Fund       Equity Income Trust                   Money Market Fund                 Money Market Trust B
Global Bond Fund             Global Bond Trust                     Overseas Equity Fund B            Overseas Equity Trust
Growth & Income Fund         Growth & Income Trust II              Real Estate Equity Fund           Real Estate Securities Trust
Health Sciences Fund         Health Sciences Trust                 Short-Term Bond Fund              Short-Term Bond Trust
High Yield Bond Fund         High Yield Trust                      Small Cap Emerging Growth Fund    Small Cap Growth Trust
International Equity
  Index Fund--Series I
  and II                     International Equity Index Trust A    Small Cap Value Fund              Small Cap Value Trust

International Equity
  Index Fund -- NAV          International Equity Index Trust B    Total Return Bond Fund            Total Return Bond Trust


            The JHT Acquiring Funds consist of existing JHT Funds (the "Existing Acquiring Funds") and the following newly organized JHT Funds that will first issue shares in connection with the Reorganization (the "New Acquiring Funds"):

Active Bond Trust                    International Equity Index Trust B         Overseas Equity Trust
Bond Index Trust B                   Managed Trust                              Short-Term Bond Trust
500 Index Trust B                    Mid Value Trust                            Small Cap Growth Trust
Growth & Income Trust II             Money Market Trust B                       Small Cap Value Trust
International Equity Index Trust A

      This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of JHVST and JHT contain additional information about the investments of, respectively, the Acquired Funds and the Existing Acquiring Funds. Copies of these reports, which contain discussions of the market conditions and investment strategies that significantly affected such Funds during their fiscal year ended December 31, 2003, may be obtained at no charge by calling the respective toll free numbers listed below for JHVST and JHT.

      The following documents have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference into this Proxy Statement/Prospectus:

--The Prospectus of JHT (relating to the Acquiring Funds)         A copy of the JHT Prospectus accompanies this
dated January 19, 2005 (the "JHT Prospectus").                    Proxy Statement/Prospectus.

--The Statement of Additional Information of JHT dated            Copies of this document are available at no charge
February 25, 2005 relating to this Proxy Statement/               by writing to JHT at the above address or by calling
Prospectus (the "Statement of Additional Information").           this toll free number: 1- 800-344-1029.

--The Prospectuses of JHVST (relating to the Acquired             Copies of the JHVST Prospectus are available at no
Funds) dated May 1, 2004 (as supplemented) (collectively,         charge by writing to JHVST at the above address or
the "JHVST Prospectus").                                          by calling this toll free number: 1- 800-576-2227.


      Shareholders who have questions about the Reorganization or this Proxy Statement/Prospectus may call a JHLICO Service Representative at 1-800-576-2227.

      Each of JHVST and JHT is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 Act and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to public info@sec.gov or by writing to the SEC's Public Reference Room.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        The date of this Proxy Statement/Prospectus is February 25, 2005.

                           PROXY STATEMENT/PROSPECTUS
                                TABLE OF CONTENTS

                                                                                       PAGE
INTRODUCTION ...................................................................

OVERVIEW OF PROPOSED REORGANIZATION.............................................
Proposal 1    Approval of Agreement and Plan of Reorganization providing for the combination of the Active Bond Fund of JHVST into the Active Bond
              Trust of John Hancock Trust (JHT).................................

Proposal 2    Approval of Agreement and Plan of Reorganization
              providing for the combination of the Bond Index Fund of
              JHVST into the Bond Index Trust B of JHT..........................

Proposal 3    Approval of Agreement and Plan of Reorganization providing for the combination of the Earnings Growth Fund of JHVST into the Large
              Cap Growth Trust of JHT...........................................

Proposal 4    Approval of Agreement and Plan of Reorganization providing for the combination of the Equity Index Fund of JHVST into the 500 Index
              Trust of JHT......................................................

Proposal 5    Approval of Agreement and Plan of Reorganization providing for the combination of the Financial Industries Fund of JHVST into the
              Financial Services Trust of JHT...................................

Proposal 6    Approval of Agreement and Plan of Reorganization providing for the combinations of the Fundamental Value Fund and the Large Cap Value
              Fund of JHVST into the Equity Income Trust of JHT.................

Proposal 7    Approval of Agreement and Plan of Reorganization providing for the combination of the Global Bond Fund of JHVST into the Global Bond
              Trust of JHT......................................................

Proposal 8    Approval of Agreement and Plan of Reorganization providing for the combination of the Growth & Income Fund of JHVST into the Growth &
              Income Trust II of JHT............................................

Proposal 9    Approval of Agreement and Plan of Reorganization providing for the combination of the Health Sciences Fund of JHVST into the Health
              Science Trust of JHT..............................................

Proposal 10   Approval of Agreement and Plan of Reorganization providing for the combination of the High Yield Bond Fund of JHVST into the High
              Yield Trust of JHT................................................

Proposal 11   Part One: Approval of an Amendment to the Declaration of Trust of
              JHVST to facilitate the combination of the NAV shares of the
              International Equity Index Fund of JHVST into the International
              Equity Index Trust B of JHT.......................................

              Part Two: Approval of Agreement and Plan of Reorganization
              providing for the combination of the NAV shares of the
              International Equity Index Fund of JHVST into the International
              Equity Index Trust B of JHT.......................................

              Part Three: Approval of Agreement and Plan of Reorganization
              providing for the combination of the Series I and Series II shares of the International Equity Index Fund of JHVST into the
              International Equity Index Trust A of JHT.........................

Proposal 12   Approval of Agreement and Plan of Reorganization providing for the combination of the Large Cap Growth Fund of JHVST into the Blue
              Chip Growth Trust of JHT..........................................

Proposal 13   Approval of Agreement and Plan of Reorganization providing for the combination of the Managed Fund of JHVST into the Managed Trust of
              JHT...............................................................

Proposal 14   Approval of Agreement and Plan of Reorganization providing for the combination of the Mid Cap Growth Fund of JHVST into the Mid Cap
              Stock

              Trust of JHT......................................................

Proposal 15   Approval of Agreement and Plan of Reorganization providing for the combination of the Mid Cap Value B Fund of JHVST into the Mid
              Value Trust of JHT................................................

Proposal 16   Approval of Agreement and Plan of Reorganization providing for the combination of the Money Market Fund of JHVST into the Money
              Market Trust B of JHT.............................................

Proposal 17   Approval of Agreement and Plan of Reorganization providing for the combination of the Overseas Equity B Fund of JHVST into the
              Overseas Equity Trust of JHT......................................

Proposal 18   Approval of Agreement and Plan of Reorganization providing for the combination of the Real Estate Equity Fund of JHVST into the Real
              Estate Securities Trust B of JHT..................................

Proposal 19   Approval of Agreement and Plan of Reorganization providing for the combination of the Short-Term Bond Fund of JHVST into the
              Short-Term Bond Trust of JHT......................................

Proposal 20   Approval of Agreement and Plan of Reorganization providing for the combination of the Small Cap Emerging Growth Fund of JHVST into the Small Cap Growth Trust of JHT.................................

Proposal 21   Approval of Agreement and Plan of Reorganization providing for the combination of the Small Cap Value Fund of JHVST into the Small
              Cap Value Trust of JHT............................................

Proposal 22   Approval of Agreement and Plan of Reorganization providing for the combination of the Total Return Bond Fund of JHVST into the Total
              Return Trust of JHT...............................................

INFORMATION ABOUT THE REORGANIZATION............................................
Agreement and Plan of Reorganization............................................
Reasons for the Reorganization..................................................
Board Consideration of the Reorganization.......................................
Description of Securities to be Issued..........................................
Federal Income Tax Consequences.................................................
CAPITALIZATION..................................................................
COMPARATIVE INFORMATION ABOUT JHVST AND JHT.....................................
Multiple Classes of Shares......................................................
Rule 12b-1 Fees.................................................................
Fundamental Investment Restrictions.............................................
Dividends and Distributions.....................................................
Purchase and Redemption of Shares...............................................
Massachusetts Business Trusts...................................................
Location of Further Information About the Funds.................................
VOTING INFORMATION..............................................................
OWNERSHIP OF SHARES.............................................................
LEGAL MATTERS...................................................................
FINANCIAL STATEMENTS............................................................
OTHER ..........................................................................

Exhibit A -- Agreement and Plan of Reorganization...............................

Appendix A  --  Comparison of Fundamental Investment Restrictions...............
Appendix B  --  Debt Security Ratings...........................................

                                  INTRODUCTION

      This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees of JHVST of proxies to be used at a Special Meeting of Shareholders to be held at 197 Clarendon Street, Boston, Massachusetts 02117, on APRIL 4, 2005, AT 10:00 A.M., EASTERN TIME (the "Meeting"). The purpose of the Meeting is to consider the proposed Reorganization providing for the combination of the JHVST Acquired Funds into their corresponding JHT Acquiring Funds. Each shareholder of record of an Acquired Fund at the close of business on January 31, 2005 (the "Record Date") is entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of the Acquired Fund held.

      JHVST and JHT. Each of JHVST and JHT is a Massachusetts business trust which is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). JHVST currently has 24 separate series, the Acquired Funds (the "JHVST Funds"), and JHT currently has 93 separate series, including the Acquiring Funds (the "JHT Funds"). The shares of the JHVST Funds and the JHT Funds are not sold directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts ("variable contracts") issued by the insurance companies, certain entities affiliated with the insurance companies, and, in the case of certain of the JHT Funds, trustees of qualified pension and retirement plans.

      Shares of the JHVST Funds are sold principally to the John Hancock Life Insurance Company ("JHLICO") and the John Hancock Variable Life Insurance Company ("JHVLICO"). Shares of JHT are sold principally to John Hancock Life Insurance Company (U.S.A.) (JHLICO (U.S.A.)") (formerly, The Manufacturers Life Insurance Company (U.S.A.) and the John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York).

      Investment Management. JHLICO is the investment adviser for the JHVST Funds and, in this capacity, selects, contracts with and compensates subadvisers which manage the investment and reinvestment of the assets of the JHVST Funds. Each subadviser has discretion to purchase and sell securities for the JHVST Fund or the portion thereof that it manages. As adviser, JHLICO (i) monitors the compliance of the subadvisers with the investment objectives and related policies of the JHVST Funds, (ii) reviews the performance of the subadvisers and
(iii) reports periodically on such performance to the JHVST Board.

      John Hancock Investment Management Services, LLC ("JHIMS") (formerly, Manufacturers Securities Services, LLC), a wholly-owned subsidiary of JHLICO (U.S.A.), serves as investment adviser for JHT and for each JHT Fund that has an adviser. As adviser, JHIMS administers the business and affairs of JHT and selects, contracts with and compensates subadvisers which manage the investment and reinvestment of the assets of the JHT Funds. In this connection, JHIMS (i) monitors the compliance of the subadvisers with the investment objectives and related policies of the JHT Funds, (ii) reviews the performance of the subadvisers and (iii) reports periodically on such performance to the JHT Board.

      JHLICO and JHIMS are registered as investment advisers under the Investment Advisers Act of 1940 (the "Advisers Act"). Each of the subadvisers to the Acquired Funds and the Acquiring Funds is also registered as an investment adviser under the Advisers Act or is exempt from such registration.

                       OVERVIEW OF PROPOSED REORGANIZATION

      Form and Consequences of the Reorganization. At its meeting held on December 15, 2004, the JHVST Board, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of JHVST (the "Independent Trustees"), approved an Agreement and Plan of Reorganization (the "Plan") providing for the combinations of the JHVST Acquired Funds into the JHT Acquiring Funds (the "Combinations"). In connection with each Combination, the Plan provides for: (a) the transfer of all the assets, subject to all of the liabilities, of an Acquired Fund to its corresponding Acquiring Fund in exchange for NAV shares of the Acquiring Fund (or Series I and II shares in the case of the International Equity Index Trust A); (b) the distribution to shareholders of the Acquired Fund of such Acquiring Fund shares; and (c) the liquidation and termination of the Acquired Fund.

      As a result of the Reorganization, each shareholder of an Acquired Fund will become a shareholder of its corresponding Acquiring Fund. In each Combination, the Acquiring Fund will issue a number of shares with a total value equal the total value of the net assets of its corresponding Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a total value equal to the total value of that shareholder's shares of the Acquired Fund, as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Exchange Date"). The Exchange Date is currently expected to be April 29, 2005.

      No gain or loss will be recognized by any contract owner for federal income tax purposes as a result of the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

      The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to shares. See "Comparative Information About JHVST and JHT - Purchase and Redemption of Shares."

      The Board of Trustees of JHT, at a meeting held on December 13, 2004, called a meeting of shareholders of JHT for March 1, 2005 (the "JHT Shareholders Meeting") at which the shareholders of JHT will be asked to approve a number of matters, including the combination of certain JHT Funds with other JHT Funds, including certain of the Acquiring Funds (the "JHT Reorganization"). If approved by JHT shareholders, these combinations are expected to become effective as of the close of trading on the New York Stock Exchange on the Exchange Date (the "Effective Time"). The impact of the JHT Reorganization on Acquiring Funds is reflected in the information provided under the heading "Fees and Expenses of the Funds" under the Proposals with respect to the affected Funds as well as under the general heading "Capitalization" below. Completion of the Combinations proposed for the JHVST Acquired Funds is not contingent on approval of combinations of JHT Funds by JHT shareholders.

      Reasons for the Reorganization. Effective April 28, 2004, Manulife Financial Corporation ("MFC"), the ultimate parent entity of JHLICO (U.S.A.) and JHLICO New York, acquired John Hancock Financial Services, Inc., the parent entity of JHLICO and JHVLICO. MFC, whose principal offices are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5, is the holding company of The Manufacturers Life Insurance Company, a Canadian stock life insurance company, and its subsidiaries, collectively known as Manulife Financial. See "Voting Information" and "Ownership of Shares of the Funds" below.

      As a result of that acquisition, the combined Manulife/John Hancock companies now sponsor two variable insurance products funds in the United States. Management of JHT, JHVST and the insurance companies to which those funds principally sell their shares have proposed the Reorganization to create a single, larger variable insurance products fund that is expected to eliminate certain duplicate costs and redundant investment options and to operate with greater efficiency. They have also proposed Fund combinations which are intended to allow shareholders of each Acquired Fund to continue their investments in an Acquiring Fund with the same or similar investment objectives and policies. In many cases, the Combinations will result in Acquiring Funds with expense ratios that are expected to be lower than or the same as those of their corresponding Acquired Funds. In those instances in which the expense ratios for the Acquiring Funds are expected to be higher, the JHVST Board has determined that the expense ratios are competitive and within industry norms, and that the slightly higher expenses are justified by offsetting factors, such as the possibility of enhanced performance after a subadviser change in some cases and, in all cases, the payment by JHLICO (U.S.A.) or one or more of its affiliates of the expenses of the Reorganization allocable to the Acquired Funds that are expected to experience an increase in annual operating expense ratios.

      With respect to each Combination, the JHVST Board believes that the expected advantages to shareholders outweigh any disadvantages, that the Combination will be in the best interests of shareholders, and that the interests of existing shareholders and contract owners participating in the Acquired Fund will not be diluted as a result of the Combination. Factors that the Board considered in deciding to approve the Reorganization are discussed below under "Information About the Reorganization - Board Consideration of the Reorganization." Particular factors that the Board considered in approving each Combination are discussed with respect to the Proposal dealing with that Combination under "Board Consideration of Combination."

                                   PROPOSAL 1

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                COMBINATION OF THE ACTIVE BOND FUND OF JHVST INTO
                          THE ACTIVE BOND TRUST OF JHT
                             (Active Bond Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

      Pursuant to the separate JHT Reorganization described under "Overview of the Proposed Reorganization," it is proposed that the JHT Diversified Bond Trust will also be combined into the JHT Active Bond Trust (the "Acquiring Fund").

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                                JHVST ACTIVE BOND FUND                                      JHT ACTIVE BOND TRUST
                                (ACQUIRED FUND)                                              (ACQUIRING FUND)
BUSINESS               A separate series of JHVST.                              A separate series of JHT.

APPROXIMATE            $1,011,132,399                                           None. *
NET ASSETS                                                                      * The Acquiring Fund will commence operations upon
6/30/04:                                                                        the consummation of the Reorganization. Does not
                                                                                reflect a JHT Fund combination expected to become
                                                                                effective April 29, 2005. See "Capitalization."

INVESTMENT             John Hancock Life Insurance Company ("JHLICO").          John Hancock Investment Management Services, LLC
ADVISER:                                                                        ("JHIMS").

INVESTMENT             John Hancock Advisers, LLC ("JH Advisers");              Declaration Management & Research LLC
SUBADVISER AND         Declaration Management & Research LLC ("Declaration");   ("Declaration"); and John Hancock Advisers, LLC ("JH
PORTFOLIO MANAGERS:    and                                                      Advisers").

                       Pacific Investment Management Company LLC                The Declaration investment team is overseen by :
                       ("PIMCO").                                               James E. Shallcross
                                                                                -- Senior Vice President of Declaration

                       The JH Advisers portfolio managers are:                  Peter Farley
                       Howard C. Greene, CFA                                    -- Vice President of Declaration
                       -- Senior Vice President of JH Advisers
                       Benjamin A. Matthews                                     The JH Advisers portfolio managers are:
                       -- Vice President of JH Advisers                         Howard C. Greene, CFA
                                                                                -- Senior Vice President of JH Advisers

                       The Declaration investment team is overseen by:          Benjamin A. Matthews
                       James E. Shallcross                                      -- Vice President of JH Advisers
                       -- Senior Vice President of Declaration

                       The PIMCO investment team is overseen by:
                       William H Gross, CFA
                       -- Managing director and CIO of PIMCO

INVESTMENT             This is an intermediate term bond fund of medium         To seek income and capital appreciation.
OBJECTIVE:             credit quality that seeks income and capital             (The Fund is an intermediate term bond fund of
                       appreciation.                                            medium credit quality.)

PRINCIPAL   The Fund normally invests at least 80% of its assets in a
INVESTMENT  diversified mix of debt securities and instruments
STRATEGY:   including but not limited to:  U.S. Treasury and agency securities;
            asset-backed securities and
            mortgage-backed securities including mortgage pass-through securities, commercial mortgage-backed securities ("CMBS") and collateralized mortgage offerings ("CMOs"); corporate bonds, both
            U.S. and foreign (if dollar denominated); and foreign government and agency securities (if dollar denominated).

OTHER         The Fund employs a multi-manager approach with    The Fund employs a multi-manager approach with two
INVESTMENT    three subadvisers, each of which employs its      subadviser, each of which employs its own investment
STRATEGIES:   own investment approach and independently         approach and independently manages its portion of the
              manages its portion of the Fund. At year-end      Fund.  The portfolio will be rebalanced quarterly so that
              2003, approximately 37% of the Fund's assets      each subadviser manages the following portion of the
              were managed by JH Advisers, 38%  by PIMCO and    portfolio: 65% Declaration and 35%  JH Advisers.
              28% by Declaration. All subsequent investments
              in the Fund will be allocated equally among the   Declaration uses a combination of proprietary research and
              three subadvisers, while redemptions will be      quantitative tools and seeks to identify bonds and bond
              allocated on an asset-weighted basis. These       sectors that are attractively priced based upon market
              allocation methodologies may change in the        fundamentals and technical factors.  The subadviser
              future.                                           opportunistically emphasizes bonds with yields in excess of
                                                                U.S. Treasury securities.  This portion of the portfolio
              JH Advisers uses proprietary research to          normally has no more than 10% of its assets in high yield
              identify specific bond sectors, industries and    bonds and normally invests in foreign securities only if
              bonds that are attractively priced.  The          U.S. dollar denominated.  It normally has an average credit
              subadviser tries to anticipate shifts in the      rating of "A" or "AA."
              business cycle, using economic and industry
              analysis to determine which sectors and           The Declaration portion of the Fund normally has 10% or
              industries might benefit over the next 12         less (usually lower) of its assets in cash and cash
              months.                                           equivalents.

              This portion of the fund normally has no more     JH Advisers uses proprietary research to identify specific
              than 25% of its assets in high yield bonds, 10%   bond sectors, industries and bonds that are attractively
              or less of its assets in cash and cash            priced.  The subadviser tries to anticipate shifts in the
              equivalents, and normally invests in foreign      business cycle, using economic and industry analysis to
              securities only if U.S. dollar denominated.       determine which sectors and industries might benefit over
                                                                the next 12 months.
              Declaration uses a combination of proprietary
              research and quantitative tools and seeks to      The JH Advisers portion of  the Fund normally has no more
              identify bonds and bond sectors that are          than 25% of its assets in high yield bonds, 10% or less of
              attractively priced based upon market             its assets in cash and cash equivalents, and normally
              fundamentals and technical factors.  The          invests in foreign securities only if U.S. dollar
              subadviser opportunistically emphasizes bonds     denominated. It normally has an average credit rating of
              with yields in excess of U.S. Treasury            "A" or "AA."
              securities.
                                                                The JH Advisers portion of the Fund normally has 10% or
              This portion of the Fund normally has no more     less (usually lower) of its assets in cash and cash
              than 10% of its assets in high yield bonds, 10%   equivalents.
              or less of its assets in cash and cash
              equivalents, and normally invests in foreign
              securities only if U.S. dollar denominated.

              PIMCO uses proprietary fundamental research, economic analysis and quantitative tools to:
              determine the appropriate interest rate
              sensitivity and maturity exposures of its portion of the Fund based on secular and cyclical trends in the economy and financial markets; and, identify attractively priced bond markets, sectors and securities that will benefit from these trends.

              This portion of the Fund normally has no more than 20% of its assets in high yield bonds and no more than 30% of its assets in non-U.S.
              dollar denominated foreign developed and emerging markets bonds.

              Each portion of the Fund normally has an average credit rating of "A" or "AA."

HEDGING AND            The Fund may have significant exposure to         The Fund may have significant exposure to derivatives
OTHER STRATEGIES:      derivatives (investments whose value is based     (investments whose value is based on indices or other
                       on indices or other securities), such as          securities), such as forwards, futures, options and swaps.
                       forwards, futures, options and swaps. Each        Each subadviser actively uses derivatives to manage the
                       subadviser actively uses derivatives to manage    average maturity and interest rate sensitivity for its
                       the average maturity and interest rate            portion of the portfolio.  Currency management strategies
                       sensitivity for its portion of the Fund.          are primarily used for hedging purposes and to protect
                       Currency management strategies are primarily      against changes in foreign currency exchange rates.
                       used for hedging purposes and to protect
                       against changes in foreign currency exchange
                       rates.

                       Additionally, PIMCO actively uses a variety of derivatives techniques and instruments to manage credit risk, to achieve exposure to a specific market sector and / or to implement foreign currency strategies.

TEMPORARY DEFENSIVE    In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually
INVESTING:             large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The Acquiring Fund is a New Acquiring Fund which been organized for purposes of the Reorganization and to substantially match the investment objectives, policies and risks of the Acquired Fund. Accordingly, both Funds seek income and capital appreciation by investing primarily in a diversified mix of the same types of debt securities and instruments, have portfolios which have an average credit rating of "A" or "AA" and may have significant exposure to derivatives. For an explanation of debt securities ratings, see Appendix B. The Acquiring Fund is expected to follow a slightly more conservative approach than the Acquired Fund, with reduced emphasis on bonds denominated in foreign currencies and increased emphasis on U.S. agency securities. Moreover, both Funds employ a multi-manager approach, and two of the three subadvisers to the Acquired Fund will continue as subadvisers to the Acquiring Fund.

      The investment objective of both the Acquired Fund and the Acquiring Fund may be changed without shareholder approval.

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT - Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the Acquired Fund (NAV shares) for the year ended December 31, 2003; (ii) the estimated expenses for the current year of the Acquiring Fund (NAV shares); and (iii) the pro forma estimated expenses for the current year of the Acquiring Fund assuming both the Combination and the combination of the JHT Diversified Bond Trust into the Acquiring Fund pursuant to the JHT Reorganization. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                    JHT                              JHT
                                                              ACTIVE BOND TRUST               ACTIVE BOND TRUST
                                             JHVST            (ACQUIRING FUND)                 (ACQUIRING FUND)
                                       ACTIVE BOND FUND     (Estimated Expenses    (Pro Forma Estimated Expenses for 2005
                                        (ACQUIRED FUND)       for 2005)(1)(2)             Assuming JHT Reorganization)
                                          NAV SHARES             NAV SHARES                       NAV SHARES
MANAGEMENT FEE                               0.61%                0.60%(2)                            0.60%
DISTRIBUTION AND SERVICE (12B-1) FEE         None                   None                               None
OTHER EXPENSES                               0.09%                 0.05%                              0.04%
TOTAL FUND ANNUAL EXPENSES                   0.70%                 0.65%                              0.64%

----------------------
(1) The Acquiring Fund will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the year 2005, because the Acquiring Fund will carry over the financial statements of the Acquired Fund and report the historical financial information of the Acquired Fund for periods prior to the Effective Time as its own.

(2) Advisory fees are reduced or JHIMS reimburses the Acquiring Fund if the total of all expenses (including, for example, custodial, legal and accounting fees, but excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business) applicable to the Acquiring Fund exceed the annual rate of 0.50% of the average net assets of the Fund. This voluntary expense reimbursement is not reflected in the table and may be terminated at any time.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                              1 YEAR     3 YEARS  5 YEARS    10 YEARS
JHVST ACTIVE BOND FUND                        $   72     $   224  $   390    $    871
(Acquired Fund) - NAV shares
JHT  ACTIVE BOND TRUST                        $   66     $   208  $   362    $    810
(Acquiring Fund) - NAV shares
(Estimated expenses for 2005)

JHT ACTIVE BOND TRUST                         $   65     $   205  $   357    $    798
(Acquiring Fund) - Nav Shares
(Pro forma estimated expenses for 2005
assuming JHT Reorganization)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedule:

    JHVST ACTIVE BOND FUND                      JHT ACTIVE BOND TRUST
       (ACQUIRED FUND)                             (ACQUIRING FUND)
0.70% of the first $100 million;              0.60% at all asset levels.
0.65% of the next $150 million;
0.61% on the next $250 million;
0.58% on the next $500 million;and
0.55% of the excess over $1 billion.

      John Hancock Advisers, LLC, ("JH Advisers"), Declaration Management & Research, LLC ("Declaration"), and Pacific Investment Management Company, LLC ("PIMCO") serve as the subadvisers to the

Acquired Fund and are responsible for managing the investment and reinvestment of its assets. JH Advisers, located at 101 Huntington Avenue, Boston, Massachusetts 02199, is owned by JHLICO; its ultimate parent entity is MFC. Declaration, located at 1650 Tysons Blvd, McLean, VA, is also owned by JHLICO. PIMCO is located at 840 Newport Center Drive, Newport Beach, California, 92660 and is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., ("ADAM LP") with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. The sole general partner of ADAM LP is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC has three members: ADAM U.S. Holding LLC, the managing member, Pacific Life Insurance Company and Pacific Asset Management LLC. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC, which has two members, Allianz of America, Inc. (which owns a 99.9% non-managing interest) and Allianz Dresdner Asset Management of America Holding Inc. (which owns a 0.01% managing interest). Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of Allianz Dresdner Asset Management Aktiengesellschaft, which is wholly owned by Allianz Aktiengesellschaft ("Allianz AG"). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. and is a California-based insurance company.

      As compensation for their services, JH Advisers, Declaration and PIMCO each receive a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Fund. These fees are paid by JHLICO out of the management fee it receives for the Acquired Fund and are not additional charges to the Acquired Fund.

      Declaration and JH Advisers also serve as the subadvisers to the Acquiring Fund. As compensation for their services, Declaration and JH Advisers each receive a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. These fees are paid by JHIMS out of the management fee it receives for the Acquiring Fund and are not additional charges to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since the Acquired and Acquiring Funds both seek income and capital appreciation by investing primarily in a diversified mix of the same type of debt securities and instruments, they have substantially the same risks. The primary risks include the following:

STOCK         The value of the Funds' portfolio securities may go down in
MARKET        response to overall stock or bond market movements. Markets tend
RISK:         to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

BOND RISK:    Bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the Funds' portfolios could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated bonds involve more credit risk. When interest rates rise, bond prices generally fall. An increase in the average maturity of a Fund's bonds would generally make the Fund more sensitive to interest rate risk. The Funds have more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

HIGH          High yield or "junk bonds" may be subject to more volatile or
YIELD BOND    erratic price movements than investment grade securities due to
RISK:         investor sentiment. In a down market, high yield securities may become harder to value or to sell at a fair price.

FOREIGN       The Funds invest in foreign securities, which involve special
SECURITIES    risks, including: limited government regulation (including less stringent investor protection and disclosure standards),

RISK: exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency. To the extent a Fund invests in emerging market countries, its foreign securities risk will be higher.

DERIVATIVES   A Fund's use of certain derivative instruments (such as options,
RISK:         futures and swaps) can produce disproportionate gains or losses.
              Derivatives are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

TURNOVER      Each Fund's turnover rate generally will be greater than 100%. In
RISK:         general, the greater the volume of buying and selling by a fund
              (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on its performance. Any turnover rate in excess of 100% is considered relatively high.

      The primary risks of investing in the Acquired and Acquiring Funds differ in that the Acquired Fund may have greater exposure to foreign security risk since the portion of the Acquired Fund's portfolio managed by PIMCO may invest in foreign securities in emerging markets.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds," below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004, the annual total return of the NAV shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the NAV shares of the Acquired Fund as the historical performance of the NAV shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                      ONE        FIVE          TEN
FUND                                  YEAR       YEARS        YEARS
----                                  ----       -----        -----
JHVST ACTIVE BOND FUND - NAV shares   4.78%       7.27%        7.63%
(Acquired Fund)

                     BOARD CONSIDERATION OF THE COMBINATION

      The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- Declaration and JH Advisers, two of the three subadvisers to the Acquired Fund, will be the subadvisers to the Acquiring Fund, and may be expected to provide continuity in the quality of their investment advisory services and personnel;

-- The Acquiring Fund is expected to have a lower overall expense ratio than the Acquired Fund;

-- Although comparative performance of the Acquired and Acquiring Funds could not be considered as a significant factor since the Acquiring Fund is a New Acquiring Fund which has no operating history, comparative performance history of the proposed subadvisers indicated indicates that the Acquiring Fund's performance may be consistent with that of the Acquired Fund or improve; and

-- JHT is much larger than JHVST, and the Combination will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 2

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
            THE COMBINATION OF THE BOND INDEX FUND OF JHVST INTO THE
                           BOND INDEX TRUST B OF JHT.
                             (Bond Index Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                                JHVST BOND INDEX FUND                                     JHT BOND INDEX TRUST B
                                    (ACQUIRED FUND)                                          (ACQUIRING FUND)
BUSINESS             A separate series of JHVST.                           A separate series of JHT.

APPROXIMATE          $198,730,312                                          None*
NET ASSETS                                                                 * The Acquiring Fund will commence operations upon the
AS OF 6/30/04:                                                             consummation of the Reorganization.

INVESTMENT           John Hancock Life Insurance Company ("JHLICO").       John Hancock Investment Management Services, LLC
ADVISER:                                                                   ("JHIMS").

INVESTMENT           Standish Mellon Asset Management Company, LLC         Declaration Management and Research LLC
SUBADVISER AND       ("Standish").                                         ("Declaration").
PORTFOLIO MANAGERS:

                     The portfolio is managed by a team overseen by:       The portfolio is managed by a team overseen by:
                     Gregory D. Curran, CFA                                James E Shallcross
                     -- Senior Vice President of Standish                  --Senior Vice President of Declaration
                                                                           Peter Farley
                                                                           --Vice President of Declaration

INVESTMENT           This is an intermediate term bond fund of high and    To seek to track the performance of the Lehman Index.
OBJECTIVE:           medium credit quality that seeks to track the         (The Fund is an intermediate term bond fund of high and
                     performance of the Lehman Brothers Aggregate Bond     medium credit quality).
                     Index ("Lehman Index"), which broadly represents
                     the U.S. investment grade bond market.

PRINCIPAL            The Fund normally invests more than 80% of its assets in securities listed in the Lehman Index.
INVESTMENT
STRATEGY:            The Lehman Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $200 million, including:
                     --U.S. Treasury and agency securities;
                     --asset-backed and mortgage-backed securities, including mortgage pass-through securities and commercial mortgage-backed securities ("CMBS");
                     corporate bonds, both U.S. and foreign (if dollar denominated); and
                     --foreign government and agency securities (if dollar denominated).

OTHER                The subadviser employs a passive management strategy using quantitative techniques to select individual
INVESTMENT           securities that provide a representative sample of the securities in the Lehman Index.
STRATEGIES:
                     The subadviser selects securities to match, as closely as practicable, the Lehman Index's duration, cash flow, sector, credit quality, callability, and other key performance characteristics.

                     The Lehman Index composition may change from time to time. The subadviser will reflect those changes as soon as practicable.

HEDGING AND          The Fund may use a variety of hedging strategies,     The Fund is authorized to use various hedging
OTHER STRATEGIES:    including the use of put and call options on          strategies, including exchange-listed and
                     securities, financial futures contracts and fixed     over-the-counter put and call options on securities,
                     income indices and interest rate swaps.               financial futures contracts and fixed income indices
                                                                           and other financial instruments, financial futures
                                                                           contracts, interest rate transactions and currency
                                                                           transactions.

OTHER                The Fund may purchase other types of securities       The Fund may purchase other types of securities that are
SECURITIES:          that are not primary investment vehicles. This        not primary investment vehicles.  This would include,
                     would include, for example, certain derivatives       for example, certain derivatives (investments whose value
                     (investments value is based on indexes or other       is based on indexes or other securities).
                     securities). Whose

                     The Fund may hold some cash and cash equivalents, but is normally fully invested.

TEMPORARY DEFENSIVE  In abnormal market conditions, the Fund may take temporary defensive measures - such as holding large amounts
INVESTING:           of cash and cash equivalents - that are inconsistent with the Fund's primary investment strategy. In taking those  measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The Acquiring Fund is a New Acquiring Fund which been organized for purposes of the Reorganization and to substantially match the investment objectives, policies and risks of the Acquired Fund. Accordingly, both Funds are intermediate term bond funds of high and medium credit quality that seek to track the performance of the Lehman Index. Although the Funds have different subadvisers, the two subadvisers follow substantially the same passive management approach.

      The investment objective of both the Acquired Fund and the Acquiring Fund may be changed without shareholder approval.

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the Acquired Fund (NAV shares) for the year ended December 31, 2003; and (ii) the estimated expenses for the current year of the Acquiring Fund (NAV shares). The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                JHT
                                                                         BOND INDEX TRUST B
                                                  JHVST                    (ACQUIRING FUND)
                                              BOND INDEX FUND           (Estimated Expenses
                                              (ACQUIRED FUND)               for 2005)(1)
                                                NAV SHARES                   NAV SHARES
MANAGEMENT FEE                                     0.14%                       0.47%
DISTRIBUTION AND SERVICE (12b-1) FEE               None                         None
OTHER EXPENSES                                     0.10%                       0.03%
TOTAL FUND ANNUAL EXPENSES                         0.24%                       0.50%
FEE WAIVER (OR EXPENSE REIMBURSEMENT)               --                        0.25%(2)
NET FUND ANNUAL EXPENSES                           0.24%                      0.25%(2)

----------------------
(1) The Acquiring Fund will not issue shares prior to the Effective Time. The estimated expenses for 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the year 2005, because the Acquiring Fund will carry over the financial statements of the Acquired Fund and report the historical financial information of the Acquired Fund for periods prior to the Effective Time as its own.

(2) The Acquiring Fund is subject to an expense cap pursuant to an agreement between JHT and JHIMS. JHIMS has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Acquiring Fund) in an amount so that the rate of the Acquiring Fund's "Annual Operating Expenses" does not exceed 0.25% Under the agreement, JHIMS' obligation to provide the expense cap with respect to the Acquiring Fund terminates only if JHT, without the prior written consent of JHIMS, sells shares of the Acquiring Fund to (or has shares of the Acquiring Fund held by) any person other than the variable life insurance separate accounts of JHLICO or any of its affiliates that are specified in the agreement.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                 1 YEAR      3 YEARS  5 YEARS   10 YEARS
JHVST BOND INDEX FUND                            $   25      $    77  $   135   $    306
(Acquired Fund) - NAV shares
JHT  BOND INDEX TRUST B                          $   26      $    80  $   141   $    318
(Acquiring Fund) - NAV shares
(Estimated expenses for 2005)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedule:

JHVST BOND INDEX FUND                            JHT BOND INDEX TRUST B
(Acquired Fund)                                  (Acquiring Fund)
0.15% of the first $100 million;                 0.47% at all asset levels.
0.13% of the next $150 million; and
0.11% of the excess over $250 million.

      Standish Mellon Asset Management Company, LLC ("Standish") serves as the subadviser to the Acquired Fund and is responsible for managing the investment and reinvestment of its assets. Standish is located at One Mellon Center, Pittsburgh, Pennsylvania. [CONTROL OF STANDISH?]. As compensation for its services, Standish receives a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Portfolio. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund.

      Declaration Management & Research, LLC ("Declaration") serves as the subadviser to the Acquiring Fund and is responsible for managing the investment and reinvestment of its assets. Declaration is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, VA 22102-4858. Declaration is a wholly-owned subsidiary of Independence Declaration Holdings LLC ("Independence Holdings") which, in turn, is a wholly owned subsidiary of JHLICO. Independence Holdings and JHLICO are located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of MFC. As compensation for its services, Declaration receives a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since, as described above, the Acquired and Acquiring Funds have substantially the same investment objectives and policies, they have substantially the same risks. The primary risks include the following:

STOCK              The value of the Funds' portfolio securities may go down in
MARKET             response to overall stock or bond market movements. Markets
RISK:              tend to move in cycles, with periods of rising prices and
                   periods of falling prices. Stocks tend to go up and down in value more than bonds. If a Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

BOND               Bonds are subject to credit risk and interest rate risk. The
RISK:              credit rating of bonds in the Funds' portfolios could be
                   downgraded or the issuer of a bond could default on its obligations. In general, lower-rated bonds involve more credit risk. When interest rates rise, bond prices generally fall. An increase in the average maturity of a Fund's bonds generally makes the Fund more sensitive to interest rate risk. The Funds have more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

INDEX MANAGEMENT   Certain factors such as the following may cause the Fund to
RISK:              track its Index less closely:
                   --the securities selected by the subadviser may not be fully representative of the Index;
                   --Fund transaction expenses may result in the Fund's performance being different than that of the Index; and --the size and timing of Fund cash flows may result in the Fund's performance being different than that of the Index.

FOREIGN SECURITIES The Funds may invest in foreign securities, which involve
RISK: special risks, including: limited government regulation (including less stringent investor protection and disclosure standards), exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency.

DERIVATIVE         A Fund's use of certain derivative instruments (such as
RISK:              options, futures and swaps) can produce disproportionate
                   gains or losses. Derivatives are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds," below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004, the annual total return of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the NAV shares of the Acquired Fund as the historical performance of the NAV shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                               ONE      FIVE     TEN    LIFE OF  DATE FIRST
             FUND                             YEAR     YEARS    YEARS     FUND    AVAILABLE
-----------------------------------           ----     -----    -----   -------  ----------
JHVST BOND INDEX FUND  --NAV shares           4.05%     7.38%    N/A       6.17% 05/01/1998
(Acquired Fund)

                     BOARD CONSIDERATION OF THE COMBINATION

      The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially the same investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- Declaration, as subadviser to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those currently provided by Standish, as subadviser to the Acquired Fund;

-- Comparative performance of the Acquired and Acquiring Funds was not considered a significant factor since the Acquiring Fund is a New Acquiring Fund which has no operating history; and

-- JHT is larger than JHVST, and the Combination will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth and efficient management.

      Particular consideration was given to the expenses of the two Funds. The management fee and expense ratio of the Acquiring Fund are expected to be higher than those of the Acquired Fund. The Acquired Fund's fees and expenses, however, are lower than industry norms for this kind of fund and reflect competitive pricing issues in the particular markets for which the Acquired Fund has been used as an underlying investment. JHT intends to make the Acquiring Fund available only in the kinds of markets previously served by the Acquired Fund and has entered into a contract with JHIMS pursuant to which JHIMS has agreed to cap the expense ratio of the Acquiring Fund to meet the competitive needs of those markets. The cap has been set at a level that is only marginally higher than the expense ratio of the Acquired Fund. Also, because the expense ratio of the Acquiring Fund is expected to be higher than that of the Acquired Fund, JHLICO (U.S.A.) has agreed that it or one or more of its affiliates will pay the expenses of the Reorganization that are allocated to the Acquired Fund. The Board also considered the possibility that other series of JHVST will approve the Reorganization, which could leave the Acquired Fund responsible for expenses that are currently allocated to such other series, except to the extent limited by a 0.10% expense cap that currently applies (but might not always apply) to the Acquired Fund. Under all these circumstances, and in light of the other benefits of the proposed Combination, the Board concluded that despite the expected increase in expense ratio the Combination was in the best interests of the shareholders of the Acquired Fund, and also concluded that the Combination would not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners.

                                   PROPOSAL 3

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
              COMBINATION OF THE EARNINGS GROWTH FUND OF JHVST INTO
                        THE LARGE CAP GROWTH TRUST OF JHT
                           (Earnings Growth Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                              JHVST EARNINGS GROWTH FUND                                    JHT LARGE CAP GROWTH TRUST
                                    (ACQUIRED FUND)                                               (ACQUIRING FUND)
BUSINESS               A separate series of JHVST.                              A separate series of JHT.

APPROXIMATE            $193,033,180                                             $496,994,065
NET ASSETS
S OF 6/30/04:

INVESTMENT             John Hancock Life Insurance Company ("JHLICO").          John Hancock Investment Management Services, LLC
ADVISER:                                                                         ("JHIMS").

INVESTMENT             Fidelity Management & Research Company ("FMR").          Fidelity Management & Research Company ("FMR").
SUBADVISER AND         The portfolio manager is:
PORTFOLIO MANAGERS:    Joseph Day                                               The portfolio manager is:
                       --Vice-President of FMR                                  Karen Firestone
                                                                                --Analyst and Manager at FMR

INVESTMENT             This is a large cap stock fund with a growth emphasis    To seek long-term growth of capital.
OBJECTIVE:             that seeks long-term capital appreciation.               (The fund is a large cap stock fund.)

PRINCIPAL              The Fund invests primarily in a mix of common            The Fund normally invests at least 80% of its assets
                                                                                in

INVESTMENT             stocks of large U.S. companies that are believed to      securities (primarily common stocks) of companies
STRATEGY:              offer above-average potential for long-term growth,      with large market capitalizations. Portfolio
                       which may be measured by factors such as revenues or     securities are selected based on the fundamental
                       earnings.                                                analysis of each issuer. Investments may include
                                                                                domestic and foreign issuers, and growth or value
                                                                                stocks or a combination of both.

                       The Fund normally invests in 75 to 200 stocks and at     The subadviser generally defines large market
                       least 80% of its assets in common stocks of companies    capitalization companies as those with market
                       with large market capitalizations (those with market     capitalizations similar to the market
                       capitalizations within the range of market               capitalizations of companies in the S&P 500 Index or
                       capitalizations of companies in the Russell 1000 Index   the Russell 1000 Index. A company's market
                       or the Russell 1000 Growth Index).                       capitalization is based on its current market
                                                                                capitalization or its market capitalization at the
                                                                                time of the Fund's investment. Companies whose
                                                                                capitalizations are below this level after purchase
                                                                                continue to be considered to have large market
                                                                                capitalizations for purposes of the 80% policy.

OTHER                  The subadviser uses fundamental equity research to       The subadviser is not constrained by any particular
INVESTMENT             select stocks that are expected to have above-average    investment style and at any time may tend to buy
STRATEGIES:            earnings growth potential.  Companies with high growth   "growth" stocks or "value" stocks or both. In buying
                       potential tend to be companies with higher than          and selling securities, the subadviser relies on
                       average price/earnings (P/E) or price/book (P/B)         fundamental analysis of each issuer and its
                       ratios, and they often have new products,                potential for success in light of its current
                       technologies, distribution channels, or other            financial condition, its industry position, and
                       opportunities, or have a strong industry or market       economic and market conditions. Factors considered
                       position. The stocks of these companies are often        include growth potential, earnings estimates and
                       called "growth" stocks.                                  management.

                                                                                The subadviser may use various techniques, such as
                       In buying and selling securities, the subadviser  uses   buying and selling futures contracts and exchange
                       fundamental analysis of each issuer and its potential    traded funds (ETFs), to increase or decrease the
                       for success in light of its current financial            Fund's exposure to changing security prices or other
                       condition, its industry position, and economic and       factors that affect security value. If the
                       market conditions. Factors considered include:  growth   subadviser's strategies do not work as intended, the
                       potential,  earnings estimates and management.           portfolio may not achieve it objective.

                       The Fund's sector exposures are a result of stock selection and therefore may vary significantly from the Fund's performance benchmark (the Russell 1000
                       Growth Index).

                       The Fund normally has 15% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs) but will typically have very limited exposure to these investments.

                       Normally, the Fund's turnover rate will be greater than 100%.

HEDGING AND            The Fund may use a variety of hedging strategies,        The Fund is authorized to use any of a variety of
OTHER STRATEGIES:      including the use of:  put and call options on           hedging strategies, including: exchange-listed and
                       securities, financial futures contracts and fixed        over-the-counter put and call options on securities,
                       income indices and interest rate swaps.                  financial futures and fixed income indices,
                                                                                financial futures contracts, interest rate
                                                                                transactions, and currency transactions.

OTHER                  The Fund may purchase other types of securities that     The Fund may invest in securities of foreign issuers
SECURITIES:            are not primary investment vehicles such as foreign      as well as securities of domestic issuers.
                       securities, certain Exchange Traded Funds (EFTs) and
                       certain derivatives.

TEMPORARY DEFENSIVE    In abnormal market conditions, the Fund may take         The Fund reserves the right to invest without
INVESTING:             temporary defensive measures, such as holding            limitation in preferred stocks and investment-grade
                       unusually large amounts of cash and cash equivalents.    debt instruments for temporary, defensive purposes.
                       In taking these measures, the Fund may not achieve its   In taking these measures, the Fund may not achieve
                       investment goal.                                         its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Funds are substantially similar. Both Funds seek long-term capital appreciation or growth of capital by investing principally in the common stocks of companies having large market capitalizations, and both Funds may invest in foreign securities. Moreover, the Funds have the same subadviser, Fidelity Management and Research Company ("FMR").

      The Funds differ principally in that the Acquired Fund invests primarily in growth stocks of U.S. companies, while the Acquiring Fund may at any time invest in growth stocks, value stocks or a combination of growth and value stocks of U.S. and also foreign companies. In addition, the Acquired Fund concentrates its investments in a relatively small number of issuers and has a turnover rate in excess of 100%.

      The investment objective of the Acquired Fund may, but at present that of the Acquiring Fund may not, be changed without shareholder approval. However, the Board of Trustees of JHT, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of the Acquiring Fund to be changed without shareholder approval and directed that the proposal be submitted to shareholders of the Acquiring Fund at the JHT Shareholders Meeting.

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the NAV shares of the Acquired Fund for the year ended December 31, 2003; (ii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming they had been outstanding during the year ended December 31, 2003; and (iii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming that the Reorganization, including the issuance of NAV shares in connection therewith, had occurred at the commencement of the year ended December 31, 2003. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                                               JHT
                                                                                 JHT                  LARGE CAP GROWTH TRUST
                                                   JHVST                LARGE CAP GROWTH TRUST           (ACQUIRING FUND)
                                            EARNINGS GROWTH FUND          (ACQUIRING FUND)                  (Pro Forma
                                              (ACQUIRED FUND)              (Pro forma)(1)            Assuming Reorganization)
                                                 NAV SHARES                  NAV SHARES                     NAV SHARES
MANAGEMENT FEE                                     0.96%                        0.85%                           0.85%(2)
DISTRIBUTION AND SERVICE (12b-1) FEE                None                        None                           None
OTHER EXPENSES                                     0.11%                        0.07%                           0.07%
TOTAL FUND ANNUAL EXPENSES                         1.07%                        0.92%                           0.92%
EXPENSE REIMBURSEMENT                              0.01% (3)                      --                              --
NET FUND ANNUAL EXPENSES                           1.06%                        0.92%                           0.92%

----------------------
(1) The pro forma expense ratios for the NAV shares are based on the expense ratios of the Series I shares of the Acquiring Fund for the year ended December 31, 2003 adjusted to reflect the proposed management fee increase described in note (2) and the absence of a Rule 12b-1 fee applicable to the NAV shares.

(2) The amount shown reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

(3) Under its investment management agreement with JHVST, JHLICO reimburses the Acquired Fund when its "other expenses" exceed 0.10% of the Fund's average daily net assets. This agreement remains in effect until May 1, 2005 and may be renewed each year thereafter by JHVST.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                          1 YEAR         3 YEARS         5 YEARS         10 YEARS
JHVST EARNINGS GROWTH FUND                                $  108         $   339         $   589         $  1,305
(Acquired Fund) - NAV shares
JHT  LARGE CAP GROWTH TRUST                               $   94         $   293         $   509         $  1,131
(Acquiring Fund) - NAV shares
(Pro forma)
JHT  LARGE CAP GROWTH TRUST                               $   94         $   293         $   509         $  1,131
(Acquiring Fund) - NAV shares
(Pro forma assuming Reorganization)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedule:

JHVST EARNINGS GROWTH FUND                       JHT LARGE CAP GROWTH TRUST
(ACQUIRED FUND)                                        (ACQUIRING FUND)
-------------------------------------       ------------------------------------
1.00% of the first $100 million; and        0.85% of the first $750 million; and
0.90% of the excess over $100 million.      0.80% of the excess over $750 million.

      The fee schedule for the Acquiring Fund reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

      Fidelity Management & Research Company ("FMR") serves as the subadviser to both the Acquired Fund and the Acquiring Fund and is responsible for managing the investment and reinvestment of the assets of each

Fund. FMR Corp. is the ultimate parent company of FMR. Its address is 82 Devonshire Street, Boston, Massachusetts 02109. With respect to the Acquired Fund, FMR receives as compensation for its services a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Fund. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund. With respect to the Acquiring Fund, FMR receives, as compensation for its services, a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since the Acquired and Acquiring Funds both seek long-term capital appreciation or growth of capital by investing principally in the common stocks of companies having large market capitalizations, and both Funds may invest in foreign securities, they have substantially the same risks. The primary risks include the following:

STOCK MARKET RISK:     The value of the Funds' portfolio securities may go down
                       in response to overall stock or bond market movements.
                       Markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of equity securities purchased by the Funds could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate.
                       Stocks tend to go up and down in value more than bonds.

INVESTMENT CATEGORY    The returns of a Fund's specific equity investment
RISK:                  category may lag the return of the overall stock market.
                       For example, the Funds' "large cap" approach carries the risk that in certain markets large cap stocks will underperform small-cap and mid cap stocks. Similarly, a Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks, and a Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks.

FOREIGN SECURITIES     The Funds invest in foreign securities which involve
RISK:                  special risks, including: limited government regulation
                       (including less stringent investor protection and disclosure standards), exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency.

MANAGER RISK:          Each Fund's subadviser and its investment strategies may
                       fail to produce the intended results, and each Fund could underperform its peers or lose money if its subadviser's strategies do not perform as expected.

      The primary risks of investing in the Acquired and Acquiring Funds differ in that: the Acquiring Fund may have greater exposure to foreign securities risk than the Acquired Fund which invests primarily in U.S. companies; the Acquired Fund concentrates its investments in a relatively small number of issuers and therefore may experience more volatile performance than the Acquiring Fund; and the Acquired Fund's normal turnover rate in excess of 100% may result in a greater impact of brokerage commissions and other transaction costs on Fund performance.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds," below.

                                   PERFORMANCE

      The following table shows, for the periods indicated ended December 31, 2004: (i) the annual total return of the NAV shares of the Acquired Fund; and
(ii) the annual total return of the Series I shares of the Acquiring Fund.

The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST or JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                                                   ONE         FIVE         TEN        LIFE OF   DATE FIRST
                    FUND                                           YEAR       YEARS        YEARS         FUND    AVAILABLE
-----------------------------------------------                   -----       -----        -----         ----    ---------
JHVST EARNINGS GROWTH FUND    -- NAV shares                        2.65%      -18.92%        N/A         2.83%   05/01/1996
(Acquired Fund)
JHT LARGE CAP GROWTH TRUST     --Series I shares  (1)              6.18%       -6.26%       5.96%        N/A     08/03/1989
(Acquiring Fund)

--------------------
(1) For the Acquiring Fund, Series I share performance will be lower than NAV share performance because Series I shares have been subject to 12b-1 fees of 0.15% since January 2002.

                     BOARD CONSIDERATION OF THE COMBINATION

      The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- FMR is the subadviser to both Funds and may thus be expected to provide continuity in the quality of its investment advisory services and personnel;

-- The Acquiring Fund is expected to have a lower overall expense ratio than the Acquired Fund;

-- After the Combination, the Acquiring Fund will assume the historical performance of the NAV shares of the Acquired Fund as the historical performance of the NAV shares of the Acquiring Fund;

--The Acquiring Fund has historically outperformed the Acquired Fund, and the performance of the Acquiring Fund may be expected to improve with larger assets and more efficient management following the Combination; and

-- The Combination will result in a portfolio which will have a larger asset base to defray costs and enable greater flexibility in portfolio management and will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 4

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
               COMBINATION OF THE EQUITY INDEX FUND OF JHVST INTO
                          THE 500 INDEX TRUST B OF JHT
                            (Equity Index Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

      Pursuant to the separate JHT Reorganization described under "Overview of the Proposed Reorganization," it is proposed that the JHT Equity Index Trust will also be combined into the JHT 500 Index Trust B (the "Acquiring Fund").

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                              JHVST EQUITY INDEX FUND                                        JHT 500 INDEX TRUST B
                                  (ACQUIRED FUND)                                                 (ACQUIRING FUND)
BUSINESS                A separate series of JHVST.                         A separate series of JHT.

APPROXIMATE             $720,456,069                                        None*
NET ASSETS                                                                  * Does not reflect a JHT Fund combination expected to
AS OF 6/30/04:                                                              become effective April 29, 2005.  See "Capitalization."

INVESTMENT              John Hancock Life Insurance Company ("JHLICO").     John Hancock Investment Management Services, LLC
ADVISER:                                                                    ("JHIMS").

INVESTMENT SUBADVISER   SSgA Funds Management, Inc. ("SSgA").               MFC Global Investment Management (U.S.A.) Limited
AND PORTFOLIO                                                               ("MFC Global (U.S.A.)")
MANAGERS:               The portfolio managers are:
                        John A. Tucker, CFA                                 The portfolio managers are:
                        -- Principal of SSgA                                Narayan Ramani
                        James B. May, CFA                                   -- Portfolio Manager at MFC Global (U.S.A.)
                        -- Principal of SSgA                                Carson Jen
                                                                            -- Portfolio Manager at MFC Global (U.S.A.)

INVESTMENT              To seek to track the performance of the S&P 500     To seek to approximate the aggregate total return of a
OBJECTIVE:              Index.                                              broad U.S. domestic equity market index.

PRINCIPAL               This is a stock fund that seeks to track the        The Fund invests, under normal market conditions, at
INVESTMENT              performance of the S&P 500 Index, which             least 80% of its net assets (plus any borrowings for
STRATEGY:               emphasizes the stocks of large U.S. companies.      investment purposes) in (a) the common stocks that are
                                                                            included in the S&P 500 Index and (b) securities
                        The subadviser seeks to replicate as closely as     (which may or may not be included in the S&P 500
                        possible the aggregate risk characteristics and     Index) that the subadviser believes as a group will
                        sector diversification of the Index.                behave in a manner similar to the index.

OTHER                   The subadviser employs a passive management         The Fund attempts to match the performance of the S&P
INVESTMENT STRATEGIES:  strategy by normally investing in all stocks        500 Index by: (a) holding all, or a representative
                        included in the Index. The subadviser normally      sample, of the securities that comprise the index
                        invests in each stock in roughly the same           and/or (b) by holding securities (which may or may not
                        proportion as represented in the Index.             be included in the index) that MFC Global (U.S.A.)
                                                                            believes as a group will behave in a manner similar to
                        The Fund normally invests in all 500 stocks in      the index. However, an index fund has operating
                        the Index, and more then 80% of its assets in       expenses and transaction costs, while a market index
                        securities listed in the Index, but the Fund has    does not. Therefore, the Fund, while it attempts to
                        no predetermined number of stocks that it must      track its target index closely, typically will be
                        hold. S&P may change the composition of the S&P     unable to match the performance of the index exactly.
                        500 Index from time to time, and the subadviser
                        will reflect those changes as soon as practical.

HEDGING AND             The Fund is normally fully invested. The            For hedging purposes, the Fund may invest in futures
OTHER STRATEGIES:       subadviser may invest in stock index futures to     contracts and depository receipts.
                        maintain market exposure and manage cash flow.

OTHER                   The Fund may purchase other types of securities
SECURITIES:             that are not primary investment vehicles, for
                        example: certain Exchange Traded Funds (ETFs),
                        U.S. dollar denominated foreign securities, cash
                        equivalents, and certain derivatives (investments
                        whose value is based on indices or other
                        securities).

TEMPORARY DEFENSIVE     In abnormal market conditions, the Fund may take temporary defensive measures - such as holding large
INVESTING:              amounts of cash and cash equivalents - that are inconsistent with the Fund's primary investment strategy.
                        In taking those measures, the Fund may not achieve its investment goal.  Also, Index funds like these may be less likely to take defensive positions in abnormal market conditions.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The Acquiring Fund is a New Acquiring Fund which been organized for purposes of the Reorganization and to substantially match the investment objectives, policies and risks of the Acquired Fund. Accordingly, both Funds are index funds that seek to track the performance of the S&P 500 Index (the "Index"), which emphasizes the stocks of large U.S. companies.

      The Funds differ in that the Acquired Fund normally invests in all 500 stocks in the Index, and more than 80% of its assets in securities listed in the Index, while the Acquiring Fund attempts to match the performance of the S&P 500 Index by: (a) holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index.

      The investment objective of both the Acquired Fund and the Acquiring Fund may be changed without shareholder approval.

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the Acquired Fund (NAV shares) for the year ended December 31, 2003; (ii) the estimated expenses for the current year of the Acquiring Fund (NAV shares); and (iii) the pro forma estimated expenses for the current year of the Acquiring Fund assuming both the Combination and the combination of the JHT Equity Index Trust into the Acquiring Fund pursuant to the JHT Reorganization. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                JHT                            JHT
                                                                          500 INDEX TRUST B             500 INDEX TRUST B
                                                    JHVST                (ACQUIRING FUND)                (ACQUIRING FUND)
                                              EQUITY INDEX FUND         (Estimated Expenses   (Pro Forma Estimated Expenses for 2005
                                               (ACQUIRED FUND)              for 2005)(1)            Assuming JHT Reorganization)
                                                 NAV SHARES                  NAV SHARES                     NAV SHARES
MANAGEMENT FEE                                      0.13%                      0.47%                          0.47%
DISTRIBUTION AND SERVICE (12b-1) FEE                None                        None                          None
OTHER EXPENSES                                      0.08%                      0.03%                          0.03%
TOTAL FUND ANNUAL EXPENSES                          0.21%                      0.50%(2)                       0.50%(2)
FEE WAIVER                                           --                       0.25%(2)                        0.25%(2)
NET FUND ANNUAL EXPENSES                            0.21%                     0.25%(2)                        0.25%(2)

----------------------
(1) The Acquiring Fund will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the year 2005, because the Acquiring Fund will carry over the financial statements of the Acquired Fund and report the historical financial information of the Acquired Fund for periods prior to the Effective Time as its own.

(2) The Acquiring Fund is subject to an expense cap. JHIMS will waive its advisory fee (or, if necessary, reimburse expenses of the Acquiring Fund) in an amount so that the rate of the Acquiring Fund's "Total Fund Annual Expenses" does not exceed 0.25%. JHT and JHIMS have entered into an agreement under which JHIMS' obligation to provide this expense cap with respect to the Acquiring Fund terminates only if JHT, without the prior written consent of JHIMS, sells shares of the Acquiring Fund to (or has shares of the Acquiring Fund held by) any person other than separate accounts of the insurance companies affiliated with JHIMS as specified in the agreement.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                              1 YEAR          3 YEARS  5 YEARS    10 YEARS
JHVST EQUITY INDEX FUND                       $   22          $    68  $   118    $    268
(Acquired Fund) - NAV shares
JHT  500 INDEX TRUST B                        $   51          $   160  $   280    $    628
(Acquiring Fund) - NAV shares
(Estimated expenses for 2005)

JHT 500 INDEX TRUST B                         $   51          $   160  $   280    $    628
(Acquiring Fund) - NAV Shares
(Pro forma estimated expenses for 2005
assuming JHT Reorganization)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedule:

         JHVST EQUITY INDEX FUND                                      JHT 500 INDEX TRUST B
             (ACQUIRED FUND)                                              (ACQUIRING FUND)
0.15% of the first $75 million;                              0.47% of the first $500 million; and
0.14% of the next $50 million; and                           0.46% of the excess over $500 million.
0.13% of the excess over $125 million.

      SSgA Funds Management, Inc.("SSgA") (formerly State Street Global Advisors, a division of State Street Bank and Trust Company), located at One Lincoln Street Boston, Massachusetts, serves as subadviser to the

Acquired Fund and is responsible for managing the investment and reinvestment of its assets. As compensation for its services, SSgA receives a fee from JHLICO stated as an annual percentage of average daily net assets of the Acquired Fund. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund.

      MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") serves as the subadviser to the Acquiring Fund and is responsible for managing the investment and reinvestment of its assets. MFC Global (U.S.A.), a corporation subject to the laws of Canada, is an indirect wholly-owned subsidiary of MFC. The address of MF Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As compensation for its services, MFC Global (U.S.A.) receives a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since the Acquired and Acquiring Funds are both index funds that seek to track and match the performance of the S&P 500 Index, which emphasizes the stocks of large U.S. companies, they have substantially the same risks. The primary risks include the following:

INDEX MANAGEMENT     The Funds generally will reflect the performance of their
RISK:                target index, even when the target index does not perform
                     well. In addition, Fund transaction expenses, and the size and timing of cash flows, may result in performance being different than that of the target index.

STOCK MARKET RISK:   The value of the Funds' portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of equity securities purchased by the Funds could decline if the financial condition of the companies the Funds invest in decline or if overall market and economic conditions deteriorate.
                     Stocks tend to go up and down in value more than bonds.

MANAGER RISK:        Each Fund's subadviser and its investment strategies may
                     fail to produce the intended results, and each Fund could underperform its peers or lose money if its subadviser's strategies do not perform as expected.

INVESTMENT CATEGORY  The returns of a Fund's specific equity investment category
RISK: may lag the return of the overall stock market. For example, the Funds' "large company" approach carries the risk that in certain markets large cap stocks will underperform small-cap and mid cap stocks.

      The primary risks of investing in the Acquired and Acquiring Funds differ in that the selection by the subadviser to the Acquiring Fund of securities both inside and outside the target index may cause the Acquiring Fund's portfolio to track the target index less closely. Moreover, the subadviser to the Acquiring Fund may be incorrect in selecting for investment securities that are not included in, but that the subadviser believes as a group will behave in a manner similar to, the target index.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds," below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004, the annual total return of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the NAV shares of the Acquired Fund as the historical performance of the NAV shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                        ONE        FIVE         TEN        LIFE OF      DATE FIRST
           FUND                         YEAR       YEARS       YEARS        FUND        AVAILABLE
------------------------------          ----       -----       -----       -----        ---------
JHVST EQUITY INDEX FUND  - NAV         10.70%      -2.45%       N/A           8.83%     05/01/1996
SHARES
(Acquired Fund)

                     BOARD CONSIDERATION OF THE COMBINATION

      The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- MFC Global (U.S.A.), as subadviser to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those currently provided by SSgA, as subadviser to the Acquired Fund;

-- Comparative performance of the Acquired and Acquiring Funds was not considered a significant factor since the Acquiring Fund is a New Acquiring Fund which has no operating history; and

-- JHT is much larger than JHVST, and the Combination will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth and efficient management.

      Particular consideration was given to the expenses of the two Funds. The management fee and expense ratio of the Acquiring Fund are expected to be higher than those of the Acquired Fund. The Acquired Fund's fees and expenses, however, are lower than industry norms for this kind of fund and reflect competitive pricing issues in the particular markets for which the Acquired Fund has been used as an underlying investment. JHT intends to make the Acquiring Fund available only in the kinds of markets previously served by the Acquired Fund and has entered into a contract with JHIMS pursuant to which JHIMS has agreed to cap the expense ratio of the Acquiring Fund to meet the competitive needs of those markets. The cap has been set at a level that is somewhat higher than the expense ratio of the Acquired Fund. Also, because the expense ratio of the Acquiring Fund is expected to be higher than that of the Acquired Fund, JHLICO (U.S.A.) has agreed that it or one or more of its affiliates will pay the expenses of the Reorganization that are allocated to the Acquired Fund. The Board, however, also considered the possibility that other series of JHVST will approve the Reorganization, which could leave the Acquired Fund responsible for expenses that are currently allocated to such other series, except to the extent limited by a 0.10% expense cap that currently applies (but might not always apply) to the Acquired Fund. Under all these circumstances, and in light of the other benefits of the proposed Combination, the Board concluded that despite the expected increase in expense ratio the Combination was in the best interests of the shareholders of the Acquired Fund, and also concluded that the Combination would not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners.

                                   PROPOSAL 5

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
           COMBINATION OF THE FINANCIAL INDUSTRIES FUND OF JHVST INTO
                       THE FINANCIAL SERVICES TRUST OF JHT
                        (Financial Industries Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                                  JHVST FINANCIAL INDUSTRIES FUND                   JHT FINANCIAL SERVICES TRUST
                                          (ACQUIRED FUND)                              (ACQUIRING FUND)
BUSINESS                    A separate series of JHVST.                    A separate series of JHT.

APPROXIMATE                 $61,686,262                                    $93,994,968
NET ASSETS
AS OF 6/30/04:

INVESTMENT                  John Hancock Life Insurance Company            John Hancock Investment Management Services, LLC
ADVISER:                    ("JHLICO").                                     ("JHIMS").

INVESTMENT SUBADVISER AND   John Hancock Advisors, LLC ("JH Advisors").    Davis Advisors ("Davis").
PORTFOLIO MANAGERS:
                            The portfolio managers are:                    The portfolio managers are:
                            James K. Schmidt, CFA                          Christopher Davis,
                            -- Executive Vice-President of JH Advisors     -- Chairman and Chief Executive Officer of
                            Lisa A. Welch                                  Davis
                            -- Vice-President of JH Advisors.              Kenneth Charles Feinberg
                                                                           -- Co-Portfolio Manager at Davis.

INVESTMENT                  To seek long-term capital appreciation.        To seek growth of capital.
OBJECTIVE:

PRINCIPAL                   The Fund normally invests at least 80% of      Under normal market conditions, the Fund
INVESTMENT                  its assets in equity securities of companies   invests at least 80% of the its net assets
STRATEGY:                   in the financial services industry,            (plus any borrowings for investment purposes)
                            including banks, thrifts, credit and finance   in common stocks of companies that are
                            companies, brokerage and advisory firms,       principally engaged in financial services
                            asset management companies and insurance       (i.e., companies that own financial
                            companies, leasing companies, real             services-related assets constituting at least
                            estate-related firms, financial holding        50% of the value of their  total assets or
                            companies and similar entities.  The Fund      derive at least 50% of their assets from
                            invests mostly in stocks of U.S. companies     providing financial services). These companies
                            but also invests to a limited extent in        include: commercial and industrial banks,
                            foreign stocks.                                savings institutions, finance companies,
                                                                           diversified financial services companies,
                                                                           investment banking firms, securities brokerage
                                                                           houses, investment advisory companies, leasing
                                                                           companies, insurance companies and companies
                                                                           providing similar services.

OTHER                       The subadviser selects financial industry      The subadviser stresses a back-to-basics
INVESTMENT STRATEGIES:      stocks using proprietary fundamental equity    approach, using extensive research to select
                            research and quantitative screening.           common stocks of quality overlooked growth
                            Fundamental equity research is used to         companies at value prices and holding those
                            identify companies that are  positioned to     securities for the long-term.  The subadviser
                            benefit from industry-wide trends              looks for banking and financial services
                            (such as consolidation and regulatory          companies with sustainable growth rates selling
                            changes) and are comparatively undervalued     at modest price-earnings multiples that it
                            relative to balance sheet and earnings.        believes will expand as other investors
                            Quantitative tools focusing on valuation,      recognize the company's true worth. The
                            earnings/momentum, and fundamentals/ capital   subadviser believes that if a sustainable
                            are used to evaluate stocks and manage

                            overall risk.                                  growth rate is combined with a gradually
                                                                           expanding multiple, these rates compound and
                                                                           can generate above-average returns.  The
                            The Fund's industry weightings are primarily   subadviser searches for companies possessing
                            a result of stock selections and therefore     several of the following characteristics that
                            may differ significantly from the Fund's       it believes foster sustainable long-term
                            benchmark (the S&P 500 Index).                 growth, minimize risk and enhance the potential
                                                                           for superior long-term returns: first class
                            The Fund normally invests in 40 to 100         management, management ownership, strong
                            companies of any size and has 10% or less      returns on capital, lean expense structure,
                            (usually lower) of its assets in cash and      dominant or growing market share, proven record
                            cash equivalents.  The Fund may invest in      as an acquirer, strong balance sheet,
                            initial public offerings ("IPOs").             competitive products or services, successful
                                                                           international operations, and innovation.

                                                                           The Fund may engage in active and frequent
                                                                           trading, which will increase transaction costs.

HEDGING AND                 The Fund may use a variety of hedging          The Fund is authorized to use various hedging
OTHER STRATEGIES:           strategies, including the use of:  put and     strategies, including exchange-listed and
                            call options on securities, financial          over-the-counter put and call options on
                            futures contracts and fixed income indices     securities, financial futures contracts and
                            and interest rate swaps.                       fixed income indices and other financial
                                                                           instruments, financial futures contracts,
                                                                           interest rate transactions and currency
                                                                           transactions.

OTHER                       The Fund may purchase other types of           The Fund may invest in other equity securities
SECURITIES:                 securities that are not primary investment     and in foreign and fixed income securities.
                            vehicles, such as: foreign securities
                            denominated in U.S. dollars or any other
                            currency, certain Exchange Traded Funds
                            (ETF's), certain derivatives and securities
                            of non-financial industry companies expected
                            to benefit from products or other market
                            advantages in the financial services
                            industry.

DIVERSIFICATION:            The Fund is non-diversified, meaning it can    The Fund is diversified, meaning it may not
                            take larger positions in individual            invest more than 5 percent of its total assets
                            issuers.                                       in the securities, or own more than 10% of the
                                                                           outstanding voting securities, of any one
                                                                           issuer.*

                                                                           * The Board of Trustees of JHT on December 13,
                                                                           2004 approved a proposal, to be considered by
                                                                           shareholders of the Acquiring Fund at the JHT
                                                                           Shareholders Meeting, to re-classify the Fund
                                                                           as "non-diversified."

TEMPORARY DEFENSIVE         In abnormal market conditions, the Fund may take temporary defensive measures such as holding
INVESTING:                  unusually large amounts of cash or cash equivalents that are inconsistent with the Fund's primary investment strategy.  In taking those measures, the Fund may not achieve its investment goal. those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Funds are substantially similar. Both Funds seek growth of capital or capital appreciation principally through investing at least 80% of their assets in equity securities of companies in the financial services industries, and both may invest in foreign securities. The Acquired Fund, however, seeks "long-term" capital appreciation, and because it is non-diversified, it is permitted to invest larger percentages of its assets in a smaller number of different issuers. In practice, however, it is expected that the Acquiring Fund will invest in a smaller number of companies than the Acquired Fund historically has, although the Acquiring Fund is expected to be more diversified as among the various sectors of the financial services industry. In addition, while both subadvisers select stocks using fundamental research, the subadviser to the Acquired Fund also uses quantitative screening tools.

      As indicated above, the Board of Trustees of JHT has approved a proposal that the Acquiring Fund be re-classified as "non-diversified" and has directed that the proposal be submitted for approved by the shareholders of the Acquiring Fund at the JHT Shareholders Meeting.

      The investment objective of the Acquired Fund may, but at present that of the Acquiring Fund may not, be changed without shareholder approval. However, the Board of Trustees of JHT, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of the Acquiring Fund to be changed without shareholder approval and directed that the proposal be submitted to shareholders at the JHT Shareholders Meeting.

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the NAV shares of the Acquired Fund for the year ended December 31, 2003; (ii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming they had been outstanding during the year ended December 31, 2003; and (iii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming that the Reorganization, including the issuance of NAV shares in connection therewith, had occurred at the commencement of the year ended December 31, 2003. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                                              JHT
                                                                                JHT                 FINANCIAL SERVICES TRUST
                                                  JHVST               FINANCIAL SERVICES TRUST          (ACQUIRING FUND)
                                        FINANCIAL INDUSTRIES FUND        (ACQUIRING FUND)                  (Pro Forma
                                              (ACQUIRED FUND)             (Pro forma)(1)            Assuming Reorganization)
                                                NAV SHARES                  NAV SHARES                     NAV SHARES
MANAGEMENT FEE                                   0.80%(3)                      0.89%                        0.87%(2)
DISTRIBUTION AND SERVICE (12b-1) FEE               None                        None                           None
OTHER EXPENSES                                  0.06% (3)                      0.11%                         0.07%
TOTAL FUND ANNUAL EXPENSES                       0.86%(3)                      1.00%                         0.94%

----------------------
(1) The pro forma expense ratios for the NAV shares are based on the expense ratios of the Series I shares of the Acquiring Fund for the year ended December 31, 2003 adjusted to reflect the proposed management fee increase described in note (2) and the absence of a Rule 12b-1 fee applicable to the NAV shares.

(2) The amount shown reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

(3) The percentages shown are based on the Acquired Fund's current management fee schedule and include the operating expenses and average daily net assets of the Acquired Fund's predecessor prior to April 25, 2003.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                          1 YEAR          3 YEARS         5 YEARS         10 YEARS
JHVST FINANCIAL INDUSTRIES FUND                           $   88          $  274          $   477         $  1,061
(Acquired Fund) - NAV shares
JHT  FINANCIAL SERVICES TRUST                             $  102          $  318          $   552         $  1,225
(Acquiring Fund) - NAV shares
(Pro forma)
JHT  FINANCIAL SERVICES TRUST                             $   96          $  300          $   520         $  1,155
(Acquiring Fund) - NAV shares
(Pro forma assuming Reorganization)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedule:

JHVST FINANCIAL INDUSTRIES FUND                              JHT FINANCIAL SERVICES TRUST
       (ACQUIRED FUND)                                              (ACQUIRING FUND)
0.80% at all assets levels.                                  0.90% of the first $50 million;
                                                             0.85% of the next $450 million; and
                                                             0.80% of the excess over $500 million.

      The fee schedule for the Acquiring Fund reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

      John Hancock Advisors, LLC ("JH Advisors") serves as the subadviser to the Acquired Fund and is responsible for managing the investment and reinvestment of its assets. JH Advisors is located at 101 Huntington Avenue, Boston, Massachusetts, 02199. Its ultimate parent entity is MFC. As compensation for its services, JH

Advisors receives a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Portfolio. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Portfolio.

      Davis Advisors ("Davis") serves as the subadviser to the Acquiring Fund and is responsible for managing the investment and reinvestment of its assets. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona, 85706. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. As compensation for its services, Davis receives a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquired Portfolio.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since the Acquired and Acquiring Funds both invest primarily in equity securities of issuers in the financial services industries, they have substantially the same risks. The primary risks include the following:

STOCK MARKET RISK:      The value of the Funds' portfolio securities may go down
                        in response to overall stock or bond market movements.
                        Markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of equity securities purchased by the Funds could decline if the financial condition of the companies the Funds invest in decline or if overall market and economic conditions deteriorate. Stocks tend to go up and down in value more than bonds.

SECTOR RISK:            The Funds concentrate their investments in the financial
                        services sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries.
                        In addition, companies in this sector may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the sector.

FOREIGN SECURITIES      The Funds may invest in foreign securities, which
RISK:                   involve special risks, including: limited government
                        regulation (including less stringent investor protection and disclosure standards), exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency.

MANAGER RISK:           Each Fund's subadviser and its investment strategies may
                        fail to produce the intended results, and each Fund could underperform its peers or lose money if its subadviser's strategies do not perform as expected.

      The primary risks of investing in the Acquired and Acquiring Funds differ in that the Acquired Fund is non-diversified and its ability to take larger positions in individual companies could lead to more volatile performance relative to more diversified funds such as the Acquiring Fund. However, the JHT Board of Trustees, at its December 13, 2004 meeting, approved a proposal that the Acquiring Fund be reclassified as non-diversified and directed that the proposal be submitted to shareholders of the Acquiring Fund for approval at the JHT Shareholders Meeting.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds," below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004: (i) the annual total return of the NAV shares of the Acquired Fund; and
(ii) the annual total return of the Series I shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use

JHVST or JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                                                    ONE         FIVE          TEN        LIFE OF     DATE FIRST
             FUND                                                  YEAR         YEARS        YEARS        FUND        AVAILABLE
--------------------------------------------------                -----         -----        -----       -------    ------------
JHVST FINANCIAL INDUSTRIES FUND   -- NAV shares                    8.65%         2.96%        N/A          7.29%    04/30/1997(2)
(Acquired Fund)
JHT FINANCIAL SERVICES TRUST   --Series I shares  (1)             10.38%         N/A          N/A          3.31%     04/30/2001
(Acquiring Fund)

--------------------
(1) For the Acquiring Fund, Series I share performance will be lower than NAV share performance because Series I shares have been subject to 12b-1 fees of 0.15% since January 2002.

(2) Date of inception of predecessor fund.

                     BOARD CONSIDERATION OF THE COMBINATION

      The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund and the Acquiring Fund include the following:

-- Recognizing that the Acquired and Acquiring Funds are sector-specific and therefore have somewhat different underlying industry exposures, the Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- Davis, as subadviser to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those currently provided by JH Advisors, as subadviser to the Acquired Fund.

-- Although the management fee and expense ratio of the Acquiring Fund are expected to be higher than those of the Acquired Fund, they are within industry norms, and in the view of the Board were not a basis for failing to approve the Combination given the other benefits of the Combination, and that JHLICO (U.S.A.) has agreed that it or one or more of its affiliates will pay the expenses of the Reorganization that are allocated to the Acquired Fund because the expense ratio of the Acquiring Fund is expected to be higher than that of the Acquired Fund. The Board also considered the possibility that other series of JHVST will approve the Reorganization, which could leave the Acquired Fund responsible for expenses that are currently allocated to such other series, except to the extent limited by a .10% expense cap that currently applies (but might not always apply) to the Acquired Fund.

-- Although the Acquired Fund has outperformed the Acquiring Fund in the life-of-fund period, the performance information reviewed by the Trustees indicated that the Acquiring Fund had outperformed the Acquired Fund in more recent periods, and the performance of the Acquiring Fund may be expected to improve with larger assets and more efficient management following the Combination; and

-- The Combination will result in a portfolio which will have a larger asset base to defray costs and enable greater flexibility in portfolio management and will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 6

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATIONS OF THE FUNDAMENTAL VALUE FUND AND LARGE CAP VALUE FUND OF
                    JHVST INTO THE EQUITY INCOME TRUST OF JHT
               (Fundamental Value and Large Cap Value Funds Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

      Shareholders of each Acquired Fund will vote separately on this Proposal, and the Reorganization will take place as to each Acquired Fund whose shareholders approve it.

                 COMPARISON OF ACQUIRED FUNDS AND ACQUIRING FUND

         JHVST LARGE CAP VALUE FUND                 JHVST FUNDAMENTAL VALUE FUND                  JHT EQUITY INCOME TRUST
              (ACQUIRED FUND)                              (ACQUIRED FUND)                           (ACQUIRING FUND)
BUSINESS:
A separate series of JHVST.                   A separate series of JHVST.                A separate series of JHT.

APPROXIMATE NET  ASSETS AT 6/30/04:
$410,185,805                                  $195,926,863*                              $1,667,140,375
                                              *Adjusted to reflect JHVST Fund
                                              combination effective October 29, 2004.
                                              See "Capitalization."

INVESTMENT ADVISER:
John Hancock Life Insurance Company           John Hancock Life Insurance Company        John Hancock Investment Management
("JHLICO").                                   ("JHLICO").                                Services, LLC ("JHIMS").
INVESTMENT SUBADVISER AND PORTFOLIO MANAGERS:
T. Rowe Price Associates, Inc.                Wellington Management Company, LLP         T. Rowe Price Associates, Inc.
("T. Rowe Price").                            ("Wellington").                            ("T. Rowe Price").

The portfolio is managed by an investment     The portfolio is managed by the Global     The portfolio is managed by an
advisory committee chaired by:                Research Team coordinated by:              investment advisory committee chaired by:
Brian C. Rogers, CFA                          Cheryl M. Duckworth, CFA                   Brian C. Rogers, CFA
-- Vice-President of T. Rowe Price            -- Vice-President of Wellington            -- Vice-President of T. Rowe Price

INVESTMENT OBJECTIVE:
This is a large cap stock fund with a value   This is a large cap stock fund with a      To provide substantial dividend income
emphasis that seeks long-term capital         value emphasis that seeks long-term        and long-term capital appreciation.
appreciation and substantial dividend         capital appreciation.
income.

PRINCIPAL INVESTMENT STRATEGY:
The Fund invests primarily in a diversified   The Fund invests primarily in a            The Fund invests, under normal
mix of common stocks of large established     diversified mix of common stocks of        circumstances, at least 80% of its total
U.S. companies paying above average           large-sized U.S. companies that are        assets in equity securities, with 65% in
dividends.                                    believed to offer favorable prospects      common stocks of well-established
                                              for increasing dividends and growth in     companies paying above-average
                                              capital.                                   dividends.

OTHER INVESTMENT STRATEGIES:
The subadviser employs a value approach in    The subadviser employs a value approach    The Fund employs a "value" approach and
selecting stocks using proprietary equity     in selecting stocks and uses proprietary   invests in stocks and other securities
research. Stocks are purchased that are       equity research to identify stocks         that appear to be temporarily
undervalued by various measures such as the   having distinct value characteristics      undervalued by various measures or out
stock's current price relative to its         based on industry-specific valuation       of favor but have good prospects for
earnings potential.                           criteria.  The subadviser screens the      capital appreciation and dividend
                                              investable universe for: stocks in         growth.

The subadviser looks for companies with:      the Russell 1000 Value Index; or stocks
--established operating histories;            with dividend yields greater than the      The Fund  will generally consider
--above-average dividend yields relative to   Russell 1000 Index; or  stocks with        companies with the following
the S&P 500 Index;                            price/book ratios lower than the Russell   characteristics:
--low price/earnings ratios relative to the   1000 Index.                                --established operating histories;
S&P 500 Index;                                                                           --above-average dividend yields relative
--sound balance sheets and other positive     The Fund's assets are allocated to         to the S&P 500 Index;
financial characteristics; and                industry-specific sub-portfolios that      --low price/earnings ratios relative to
--low stock prices relative to the            are managed by each industry analyst.      the S&P 500 Index;
companies' underlying values.                 The subadviser oversees the Fund to        --sound balance sheets and other
                                              maintain capitalization and sector         financial characteristics; and
The Fund's sector exposures are broadly       weights similar to the Russell 1000        --low stock price relative to a
diversified but are primarily a result of     Value Index.                               companies' underlying values, as
stock selection and therefore may vary                                                   measured by assets, cash flow or
significantly from the Fund's benchmark.      The Fund normally invests in 90 to 130     business franchises.
The Fund normally invests in 100 to 175       stocks with at least 80% (usually
stocks, and at least 80% of its assets in     higher) of its assets in companies with    The Fund may invest in fixed income
large cap companies (those with market        market capitalizations that are within     securities without regard to quality or
capitalizations  within the range of          the range of capitalizations of            rating, including up to 10%  in
capitalizations of companies represented in   companies in the Russell 1000 Value        non-investment grade fixed-income
the Russell 1000 Index or the Russell 1000    Index or the Russell 1000 Index.           securities ("junk bonds").
Value Index.
                                                                                         The Fund holds a certain portion of its
The Fund normally has 10% or less (usually    The Fund normally has 10% or less          assets in money market reserves which
lower) of its assets in cash and cash         (usually lower) of its assets in cash      can consist of shares of the T. Rowe
equivalents.                                  and cash equivalents.                      Price Reserve Investment Fund (or any
                                                                                         other  internal T. Rowe Price money
                                                                                         market fund) as well as U.S. and foreign
                                                                                         dollar-denominated money market
                                                                                         securities.

HEDGING AND OTHER STRATEGIES:
The Fund may use a variety of hedging strategies, including the use of:  put and call    For hedging purposes, the Fund may use a
options on securities, financial futures contracts and fixed income indices and          variety of investment practices, such as
interest rate swaps.                                                                     buying and selling futures and options.
                                                                                         The Fund may invest up to 10% of its
                                                                                         total assets in hybrid instruments (a
                                                                                         type of high-risk derivative which can
                                                                                         combine the characteristics of
                                                                                         securities, futures and options). Such
                                                                                         instruments may bear interest or pay
                                                                                         dividends at below market (or even
                                                                                         relatively nominal) rates.

OTHER SECURITIES:
The Fund may purchase other types of securities that are not primary investment          The Fund may also purchase other types
vehicles, for example: foreign securities denominated in U.S. dollars or any other       of securities in keeping with its
currency, high and medium quality debt securities, certain Exchange Traded Funds         objective, including: U.S. and non-U.S.
(ETFs), and certain derivatives. The Fund may invest in initial public offerings         dollar denominated foreign securities
(IPOs).                                                                                  including ADRs (up to 25% of total
                                                                                         assets), preferred stocks, convertible
                                                                                         stocks, bonds, and warrants and futures
                                                                                         and options.
TEMPORARY DEFENSIVE INVESTING:
In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired Funds and the Acquiring Fund are substantially similar in that all three Funds seek long-term capital appreciation by investing - with a value approach -- primarily in equity securities of large or well-established companies. In addition, the Acquiring Fund and the JHVST Large Cap Value Fund, which have the same subadviser, emphasize dividend-paying securities, while the JHVST Fundamental Value Fund looks for companies with prospects for increasing dividends.

      The Acquiring Fund differs from each of the Acquired Funds principally in that: the Acquired Funds define the "large" companies in which they invest by reference to capitalizations within the range included in the Russell 1000 Index and the Russell 1000 Value Index, while the Acquiring Fund contains no comparable reference (although in practice the Acquiring Fund may be expected to invest in companies having capitalizations within the same range as the Acquired Funds); the Acquired Funds invest primarily in securities of U.S. companies, while the Acquiring Fund may invest up to 25% of its assets in foreign securities; and the Acquiring Fund, in contrast to the Acquired Funds, may invest up to 10% of its assets in fixed-income securities, including non-investment grade fixed income securities ("junk bonds").

      The investment objective of each of the Acquired Funds may, but at present that of the Acquiring Fund may not, be changed without shareholder approval. However, the Board of Trustees of JHT, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of the Acquiring Fund to be changed without shareholder approval and directed that the proposal be submitted to shareholders of the Acquiring Fund at the JHT Shareholders Meeting.

      The investment objectives and strategies of the Acquired Funds and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired Funds and the Acquiring Fund, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the NAV shares of each of the Acquired Funds for the year ended December 31, 2003; (ii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming they had been outstanding during the year ended December 31, 2003; and (iii) the pro forma expense ratios of the NAV shares of the Acquiring Fund, assuming that the Reorganization, including the issuance of NAV shares in connection therewith, had occurred at the commencement of the year ended December 31, 2003 with respect to each Acquired Fund separately and to both Acquired Funds. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                          DISTRIBUTION                 TOTAL FUND                     NET FUND
                                           MANAGEMENT     AND SERVICE     OTHER          ANNUAL         EXPENSE        ANNUAL
                                              FEE         (12b-1) FEE    EXPENSES       EXPENSES     REIMBURSEMENT    EXPENSES
                                              ---         -----------    --------       --------     -------------    --------
(A) JHVST LARGE CAP VALUE FUND               0.75%            None        0.07%(4)       0.82%            --            0.82%
(Acquired Fund)           -- NAV shares
(B) JHVST FUNDAMENTAL VALUE FUND             0.79%            None        0.11%(5)       0.90%          0.01%(5)        0.89%
(Acquired Fund)           -- NAV shares
(C) JHT EQUITY INCOME TRUST                  0.82%(2)         None        0.05%          0.87%(3)         --            0.87%
(Acquiring Fund)          -- NAV shares
(Pro forma)
(D) JHT EQUITY INCOME TRUST                  0.82%(2)         None        0.05%          0.87%            --            0.87%
(Pro forma combining  (a) and (c))(1)
(E) JHT EQUITY INCOME TRUST                  0.82%(2)         None        0.05%          0.87%            --            0.87%
(Pro forma combining (b) and (c)) (1) (6)
(F) JHT EQUITY INCOME TRUST                  0.82%(2)         None        0.04%          0.86%            --            0.86%
(Pro forma combining (a), (b) and (c)) (6)

----------

(1) The pro forma expense ratios for the NAV shares are based on the expense ratios of the Series I shares of the Acquiring Fund for the year ended December 31, 2003 adjusted to reflect the proposed management fee increase described in note (2) and the absence of a Rule 12b-1 fee applicable to the NAV shares.

(2) The amount shown reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders at the JHT Shareholders Meeting.

(3) JHIMS has voluntarily agreed to waive a portion of its advisory fee for the Acquiring Fund and JHT's Science & Technology Trust, Health Sciences Trust, Equity Income Trust and Blue Chip Growth Trust. The waiver is based on the combined assets of these Funds and one other JHT Fund. Once these combined assets exceed specified amounts, the fee reduction is increased. This voluntary fee waiver may be terminated by JHIMS at any time. If such advisory fee waiver were reflected in the table, the advisory fee and total fund expenses for the Acquiring Fund - Pro forma, Acquiring Fund - Pro forma combining a and c, Acquiring Fund - Pro forma combining b and c, and Acquiring Fund -Pro forma combining a, b and c would have been, 0.79% and 0.84%, 0.79% and 0.84%, 0.79% and 0.84% and 0.79% and 0.83%, respectively.

(4) The amount shown reflects the discontinuance in 2004 of JHLICO's agreement to reimburse the Large Cap Value Fund for "other expenses" that exceeded 0.10% of the Fund's average daily net assets.

(5) Under its investment management agreement with JHVST, JHLICO reimburses the Fundamental Value Fund when its "other expenses" exceed 0.10%. This agreement remains in effect until May 1, 2005 and may be renewed each year thereafter by JHVST.

(6) Does not reflect JHVST Fundamental Value B Fund merging into JHVST Fundamental Value Fund on October 29, 2004.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired Funds and the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                    1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                                    ------       -------       -------      --------
(A) JHVST LARGE CAP VALUE FUND                        $84          $262          $455        $1,014
(Acquired Fund)                   -- NAV shares
(B) JHVST FUNDAMENTAL VALUE FUND                      $91          $286          $497        $1,107
(Acquired Fund)                   -- NAV shares
(C) JHT EQUITY INCOME TRUST                           $89          $278          $482        $1,073
(Acquiring Fund)                  -- NAV shares
(Pro forma)
(D) JHT EQUITY INCOME TRUST                           $89          $278          $482        $1,073
(Pro forma combining  (a) and (c))
(E) JHT EQUITY INCOME TRUST                           $89          $278          $482        $1,073
(Pro forma combining (b) and (c))
(F) JHT EQUITY INCOME TRUST                           $87          $271          $471        $1,049
(Pro forma combining (a), (b) and (c))

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Funds and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedules:

JHVST LARGE CAP VALUE FUND        JHVST FUNDAMENTAL VALUE FUND          JHT EQUITY INCOME TRUST
(ACQUIRED FUND)                   (ACQUIRED FUND)                       (ACQUIRING FUND)

0.75% at all asset levels.    0.95% of the first $25 million;        0.825% of the first $1 billion; and
                              0.85% of the next $25 million;         0.800% of the excess over $1 billion.
                              0.75% of the next $50 million; and
                              0.65% of the excess over $100
                              million.

      The fee schedule for the Acquiring Fund reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund at the JHT Shareholders Meeting.

      Wellington Management Company, LLP ("Wellington") serves as the subadviser to the JHVST Fundamental Value Fund and is responsible for managing the investment and reinvestment of its assets. Wellington is located at 75 State Street, Boston, Massachusetts. The managing partners of Wellington are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. As compensation for its services, Wellington receives a fee from JHLICO stated as an annual percentage of the average daily net assets of the Fund. This fee is paid by JHLICO out of the management fee it receives for the JHVST Fundamental Value Fund and is not an additional charge to the Fund.

      T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as the subadviser to the JHVST Large Cap Value Fund and to the JHT Acquiring Fund and is responsible for managing the investment and reinvestment of the assets of each.
T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. With respect to the JHVST Large Cap Value Fund, T. Rowe Price receives, as compensation for its services, a fee from JHLICO stated as an annual percentage of the average daily net assets of the Fund. This fee is paid by JHIMS out of the management fee it receives for the JHVST Large Cap Value Fund and is not an additional charge to the Fund. With respect to the Acquiring Fund, T. Rowe Price receives, as compensation for its services, a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since the Acquired Funds and Acquiring Fund all seek long-term capital appreciation by investing - with a value approach -- primarily in equity securities of large or well-established companies, they have substantially similar risks. The primary risks include the following:

STOCK            The value of the Funds' portfolio securities may go down in
MARKET           response to overall stock or bond market movements. Markets
RISK:            tend to move in cycles, with periods of rising prices and
                 periods of falling prices. The value of equity securities
                 purchased by the Funds could decline if the financial
                 conditions of the companies the Funds invest in decline or if overall market and economic conditions deteriorate. Stocks tend to go up and down in value more than bonds.

INVESTMENT       The returns of a Fund's specific equity investment category may
CATEGORY RISK:   lag the return of the overall stock market. For example, the
                 Funds' "large cap" or large company approaches carry the risk that in certain markets large cap or large company stocks will underperform small-cap and mid cap stocks. Similarly, the
                 Funds' "value" approaches carry the risk that in certain
                 markets "value" stocks will underperform "growth" stocks.

MANAGER          Each Fund's subadviser and its investment strategies may fail
RISK:            to produce the intended results, and each Fund could
                 underperform its peers or lose money if its subadviser's
                 strategies do not perform as expected.

FOREIGN          The Funds' foreign securities will pose special risks,
SECURITY        including exposure to possible economic, SECURITIES RISK:
RISK:            political and social instability, foreign currency rate
                 fluctuations, foreign ownership limits and restrictions on removing currency.

DERIVATIVES      Each Fund's use of certain derivative instruments (such as
RISK:            options, futures and swaps) can produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

      The primary risks of investing in the Acquired and Acquiring Funds differ principally in that the Acquired Funds invests primarily in U.S. companies while the Acquiring Fund may invest up to 25% of its assets in foreign securities and thus may have greater exposure to foreign securities risk. In addition, since the Acquiring Fund may invest up to 10% of its assets in fixed-income securities, including non-investment grade fixed income securities

("junk bonds"), it has exposure to bond risk, including high yield bond risk. Bonds are subject to credit risk and interest rate risk. The credit rating of bonds in a funds' portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated bonds involve more credit risk. When interest rates rise, bond prices generally fall. An increase in the average maturity of a fund's bonds generally makes the fund more sensitive to interest rate risk. High yield or "junk bonds" may be subject to more volatile or erratic price movements than investment grade securities due to investor sentiment.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Funds are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds," below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004: (i) the annual total return of the NAV shares of each of the Acquired Funds; and (ii) the annual total return of the Series I shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST or JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                                          ONE       FIVE        TEN      LIFE OF       DATE FIRST
                  FUND                                   YEAR       YEARS      YEARS       FUND        AVAILABLE
                  ----                                  ------      -----      -----     -------       ---------
JHVST LARGE CAP VALUE FUND   -- NAV shares              15.00%      7.45%       N/A       10.44%       05/01/1996
(Acquired Fund)
JHVST FUNDAMENTAL VALUE FUND - NAV shares               15.59%      5.32%       N/A        5.89%       08/31/1999
(Acquired Fund)
JHT EQUITY INCOME TRUST      --Series I shares (1)      14.81%      7.43%       12.00     N/A          02/19/1993
(Acquiring Fund)

----------

(1) For the Acquiring Fund, Series I share performance will be lower than NAV share performance because Series I shares have been subject to 12b-1 fees of 0.15% since January 2002.

                     BOARD CONSIDERATION OF THE COMBINATION

      The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of each of the Acquired Funds and variable contract and certificate owners whose contract values are invested in shares of the Acquired Funds. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of each of the Acquired Funds into the Acquiring Fund include the following:

-- The Acquired Funds and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Funds continuity of investment objectives and expectations;

-- T. Rowe Price, as subadviser to the Acquiring Fund, may be expected to provide the same quality of investment advisory services and personnel as those it currently provides to the JHVST Large Cap Value Fund and as is currently provided by Wellington as subadviser to the JHVST Fundamental Value Fund;

-- The Acquiring Fund has a higher management fee than the Acquired Funds and an overall expense ratio that (before waiver) is expected to be higher than that of the JHVST Large Cap Value Fund and lower than that of the JHVST Fundamental Value Fund, but the management fee and expense ratios of the Acquiring Fund are within industry norms, and as a result of the voluntary fee waiver arrangement that is currently in place, the overall expense ratio of the Acquiring Fund is only marginally higher than that of the JHVST Large Cap Value Fund. Further, the Board's review of more recently available fee information as of June 30, 2004 regarding the JHVST Large Cap Value Fund and the Acquiring Fund indicated that the expense ratio of the Acquiring Fund would not, in fact, be higher than that of the JHVST Large Cap Value Fund. Consequently, in the view of the Board, the relative expenses of the Acquiring Fund and the Acquired Funds were not a basis for failing to approve the Combination given the other benefits of the Combination. The Board also considered the possibility that other series of JHVST will approve the Reorganization, which could leave the Acquired Funds (except as limited by a 0.10% expense cap that currently applies, but might not always apply, to the Acquired Funds) responsible for expenses that are currently allocated to such other series;

-- The Acquired Funds and the Acquiring Fund have comparable historical performance records, and the performance of the Acquiring Fund may be expected to improve with larger assets and more efficient management following the Combination; and

-- Because the Acquiring Fund is approximately three times the size of the Acquired Funds, each Combination will result in a portfolio which will have a larger asset base to defray costs and enable greater flexibility in portfolio management and will provide shareholders of the Acquired Funds on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 7

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                COMBINATION OF THE GLOBAL BOND FUND OF JHVST INTO
                          THE GLOBAL BOND TRUST OF JHT
                             (Global Bond Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                            JHVST GLOBAL BOND FUND                            JHT GLOBAL BOND TRUST
                               (ACQUIRED FUND)                                   (ACQUIRING FUND)
BUSINESS            A separate series of JHVST.                     A separate series of JHT.

APPROXIMATE         $107,476,415                                    $631,465,628
NET ASSETS
AS OF 6/30/04:

INVESTMENT          John Hancock Life Insurance Company             John Hancock Investment Management Services, LLC
ADVISER:            ("JHLICO").                                     ("JHIMS").

INVESTMENT          Capital Guardian Trust Company                  Pacific Investment Management Company, LLC
SUBADVISER AND      ("CGTC").                                       ("PIMCO").
PORTFOLIO
MANAGERS:           The portfolio management team consists of:      The portfolio manager is:
                    Mark A. Brett                                   Sudi Mariappa
                    --Senior Vice-President of CGTC                 --Managing Director of PIMCO and head of global
                    James R. Mullaly                                portfolio management
                    --Senior Vice-President of CGTC
                    Mark Dalzell
                    --Vice-President of CGTC
                    Laurentius Harrer

                    --Vice President

INVESTMENT          To seek income and capital appreciation.        To seek to realize maximum total return,
OBJECTIVE:                                                          consistent with preservation of capital and
                                                                    prudent investment management.

PRINCIPAL           The Fund normally invests at least 80% of its   Under normal market conditions, the Fund invests
INVESTMENT          assets in a diversified mix of debt             at least 80% of its net assets (plus any
STRATEGY:           securities and instruments of issuers           borrowings for investment purposes) in fixed
                    throughout the world, including:  U.S.          income securities, including those denominated
                    Treasury and agency securities, asset-backed    in major foreign currencies and in U.S.
                    and mortgage-backed securities (including       dollars.  The Fund may also invest in baskets of
                    commercial mortgage-backed securities),         foreign currency (such as the euro) and the U.S.
                    corporate bonds (both U.S. and foreign),        dollar.  These securities may be represented by
                    foreign government and agency securities and    futures contracts (including related options)
                    supranational securities (such as the World     with respect to such securities, and options on
                    Bank).                                          such securities, when the subadviser deems it
                                                                    appropriate to do so.
                    The Fund has a target mix of 25% U.S. bonds
                    and 75% non-U.S. bonds (denominated in          Depending on the subadviser's current opinion as
                    foreign currencies), but the subadviser         to the proper allocation of assets, investments
                    actively manages the mix within (+/-) 15        in the securities of issuers located outside the
                    percentage points of the target mix.            U.S. will normally vary between 25% and 75% of
                                                                    the Fund's assets.

OTHER               The Fund is managed using a multiple            The subadviser utilizes economic forecasting,
INVESTMENT          portfolio manager system in which the Fund is   interest rate anticipation, credit and call risk
STRATEGIES:         divided into segments that are managed by       analysis, foreign currency exchange rate
                    individual portfolio managers.  The Fund thus   forecasting, and other security selection
                    normally has a broad country, currency,         techniques.  The proportion of the Fund's assets
                    sector and individual security exposures,       committed to investment in securities with
                    reflecting the aggregate decisions of the       particular characteristics (such as maturity,
                    multiple portfolio managers and research        type and coupon rate) will vary based on the
                    analysts managing the Fund.  The managers use   subadviser's outlook for the U.S. and foreign
                    proprietary research and economic analysis to   economies, the financial markets and other
                    identify attractive markets and currencies      factors.
                    and undervalued sectors and securities.
                                                                    The Fund may invest up to 10% of its assets in
                    The Fund normally: invests in at least 3        fixed income securities that are rated below
                    countries and as many as 10 to 35 countries;    investment grade but "B" or higher by Moody,s or
                    has an average credit quality rating of "A"     Standard & Poor's (or, if unrated, determined by
                    or "AA"; invests up to 15% in emerging market   the subadviser to be of comparable quality).
                    and high yield debt securities; and has 10%     The average portfolio duration of the Fund will
                    or less of its assets in cash and cash          normally vary within a three to seven year time
                    equivalents.                                    frame.

                                                                    The types of fixed income securities in which
                                                                    the Fund may invest include: securities issued
                                                                    or guaranteed by the U.S. Government, its
                                                                    agencies or instrumentalities; corporate debt
                                                                    securities, including convertible securities and
                                                                    corporate commercial paper; mortgage-backed and
                                                                    other asset-backed securities; inflation-indexed
                                                                    bonds issued by both governments and
                                                                    corporations; structured notes, including hybrid
                                                                    or "indexed" securities; loan participations;
                                                                    bank certificates of deposit and bankers'
                                                                    acceptances; debt securities issued by states or
                                                                    local governments;  and obligations of
                                                                    international agencies or supranational entities.

HEDGING AND         The Fund may use currency management            For hedging purposes, the Fund may: purchase and
OTHER STRATEGIES:   strategies for hedging purposes and to          sell options on domestic and foreign securities,
                    protect against anticipated changes in          securities indices and currencies; purchase and
                    foreign currency exchange rates.                sell futures and options on futures; purchase or
                                                                    sell currency or securities on a forward basis;
                                                                    and enter into interest rate, index, equity,
                                                                    credit default swaps

OTHER               The Fund may purchase other types of            and currency rate swap agreements. The Fund may
SECURITIES:         securities that are not primary investment      also invest in baskets of foreign currencies (such
                    vehicles, for example: certain derivatives      as the euro), and the U.S. dollar.
                    (investments whose value is based on indices
                    or other securities). The Fund may use
                    derivatives, such as futures and forwards, to
                    manage the Fund's average maturity relative
                    to the benchmark and to implement foreign
                    currency strategies

DIVERSIFICATION:    The Fund is non-diversified, meaning it can take larger positions in individual issuers.

TEMPORARY           In abnormal market conditions, the Fund may take temporary defensive measures--such as holding
DEFENSIVE           unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's
INVESTING:          primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Funds are substantially similar since both Funds are non-diversified, global bond funds that invest in fixed-income securities of both U.S. and foreign issuers.

      The two Funds differ principally in that: the Acquired Fund is a medium credit quality bond fund that seeks income and capital appreciation, while the Acquiring Fund seeks to realize maximum total return, consistent with preservation of capital and prudent investment management; and the Acquired Fund may "normally" invest a higher percentage of its assets (up to 15%) in non-investment grade securities, including "junk bonds," than the Acquiring Fund which may invest up to 10% of its assets in securities that are rated below investment grade but "B" or higher by Moody's or Standard & Poor's. For an explanation of debt security ratings, see Appendix B hereto.

      The investment objective of the Acquired Fund may, but at present that of the Acquiring Fund may not, be changed without shareholder approval. However, the Board of Trustees of JHT, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of the Acquiring Fund to be changed without shareholder approval and directed that the proposal be submitted to shareholders at the JHT Shareholders Meeting.

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the NAV shares of the Acquired Fund for the year ended December 31, 2003; (ii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming they had been outstanding during the year ended December 31, 2003; and (iii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming that the Reorganization, including the issuance of NAV shares in connection therewith, had occurred at the commencement of the year ended December 31, 2003. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                   JHVST                    JHT                       JHT
                                              GLOBAL BOND FUND       GLOBAL BOND TRUST         GLOBAL BOND TRUST
                                              (ACQUIRED FUND)         (ACQUIRING FUND)          (ACQUIRING FUND)
                                                                       (Pro Forma)(1)              Pro Forma
                                                                                           (Assuming Reorganization)
                                                 NAV SHARES              NAV SHARES                NAV SHARES
MANAGEMENT FEE                                     0.85%                   0.70%                     0.70%(2)

DISTRIBUTION AND SERVICE (12b-1) FEE                None                    None                      None

OTHER EXPENSES                                     0.13%                   0.16%                     0.12%

TOTAL FUND ANNUAL EXPENSES                         0.98% (3)               0.86%                     0.82%

----------

(1) The pro forma expense ratios for the NAV shares are based on the expense ratios of the Series I shares of the Acquiring Fund for the year ended December 31, 2003 adjusted to reflect the proposed management fee increase described in note (2) and the absence of a Rule 12b-1 fee applicable to the NAV shares.

(2) The amount shown reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

(3) The amount shown reflects the discontinuance in 2004 of JHLICO's agreement to reimburse the Acquired Fund for "other expenses" that exceeded 0.10% of the Fund's average daily net assets.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                          1 YEAR      3 YEARS       5 YEARS       10 YEARS
                                          ------      -------       -------       --------
JHVST GLOBAL BOND FUND                     $100         $312          $542          $1,201
(Acquired Fund) - NAV shares
JHT  GLOBAL BOND TRUST                     $ 88         $274          $477          $1,061
(Acquiring Fund) - NAV shares
(Pro forma)
JHT  GLOBAL BOND TRUST                     $ 84         $262          $455          $1,014
(Acquiring Fund) - NAV shares
(Pro forma assuming Reorganization)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedules:

JHVST GLOBAL BOND FUND                         JHT GLOBAL BOND TRUST
(ACQUIRED FUND)                                (ACQUIRING FUND)
0.85% of the first $150 million;               0.70% at all asset levels.
0.80% of the next $150 million;
0.75% of the next $200 million; and
0.70% of the excess over $500 million.

      The fee schedule for the Acquiring Fund reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

      Capital Guardian Trust Company ("CGTC") serves as the subadviser to the Acquired Fund and is responsible for managing the investment and reinvestment of its assets. CGTC is located at 333 South Hope Street, Los Angeles, California, 90071 and is a wholly-owned subsidiary of the Capital Group Companies, Inc. As compensation for its services, CGTC receives a fee from JHLICO stated as an annual percentage of the average daily the net assets of the Acquired Portfolio. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Portfolio.

      Pacific Investment Management Company, LLC ("PIMCO") serves as the subadviser to the Acquiring Fund and is responsible for managing the investment and reinvestment of its assets. PIMCO is located at 840 Newport Center Drive, Newport Beach, California, 92660 and is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., ("ADAM LP") with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. The sole general partner of ADAM LP is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC has three members: ADAM U.S. Holding LLC, the managing member, Pacific Life Insurance Company and Pacific Asset Management LLC. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC, which has two members, Allianz of America, Inc. (which owns a 99.9% non-managing interest) and Allianz Dresdner Asset Management of America Holding Inc. (which owns a 0.01% managing interest). Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of Allianz Dresdner Asset Management Aktiengesellschaft, which is wholly owned by Allianz Aktiengesellschaft ("Allianz AG"). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. and is a California-based insurance company. As compensation for its services, PIMCO receives a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquired Portfolio.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objective and strategies of the Acquired and Acquiring Funds. Since the Acquired and Acquiring Funds are both non-diversified global bond funds that invest in both U.S. and foreign fixed-income securities, they have substantially the same risks. The primary risks include the following:

BOND            Bonds are subject to credit risk and interest rate risk. The
RISK:           credit rating of bonds in the Funds' portfolios could be
                downgraded or the issuer of a bond could default on its
                obligations. In general, lower-rated bonds involve more credit risk. When interest rates rise, bond prices generally fall. An increase in the average maturity of a Fund's bonds would
                generally make the Fund more sensitive to interest rate risk. A
                Fund with higher rated bonds has less credit risk. High yield or
                "junk bonds" may be subject to more volatile or erratic price movements than higher quality bonds due to investor sentiment.

FOREIGN         The Funds invest in foreign securities, which involve special
SECURITIES      risks, including: limited government regulation (including less
RISK:           stringent investor protection and disclosure standards),
                exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency. To the extent a Fund invests in emerging market countries, its foreign securities risk will be higher. The Acquired Fund may invest up to 15% of its assets in emerging market and high yield debt securities.

NON- Both Funds are non-diversified. A non-diversified Fund's ability to take larger positions in

DIVERSIFICATION individual companies could lead to more volatile performance
RISK: relative to more diversified funds. The less diversified a Fund's holdings are, the more a specific stock's poor performance is likely to hurt the Fund's performance.

MANAGER         Each Fund's subadviser and its investment strategies may fail to
RISK:           produce the intended results, and each Fund could underperform its peers or lose money if its subadviser's strategies do not perform as expected.

      The primary risks of investing in the Acquired and Acquiring Funds differ principally in that the Acquired Fund's "normal" practice of investing up to 15% of its assets in non-investment grade securities, including "junk bonds," compared to the Acquiring Fund's ability to invest up to 10% of its assets in securities that are rated below investment grade but "B" or higher by Moody's or Standard & Poor's, may result in higher bond risk for the Acquired Fund.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds," below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004: (i) the annual total return of the NAV shares of the Acquired Fund; and
(ii) the annual total return of the Series I shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST or JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                                         ONE        FIVE        TEN      LIFE OF      DATE FIRST
                     FUND                                YEAR       YEARS      YEARS       FUND       AVAILABLE
                     ----                                ----       -----      -----       ----       ---------
JHVST GLOBAL BOND FUND  -- NAV shares                   10.63%      10.96%      N/A       8.87%       05/01/1996
(Acquired Fund)
JHT GLOBAL BOND TRUST   --Series I shares (1)           10.24%      9.33%      8.44%       N/A        03/18/1988
(Acquiring Fund)

----------

(1) For the Acquiring Fund, Series I share performance will be lower than NAV share performance because Series I shares have been subject to 12b-1 fees of 0.15% since January 2002.

                     BOARD CONSIDERATION OF THE COMBINATION

      The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- PIMCO, as subadviser to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those currently provided by CGTC, as subadviser to the Acquired Fund;

-- The Acquiring Fund has a lower advisory fee and is expected to have a lower overall expense ratio than the Acquired Fund;

-- The Acquired Fund and the Acquiring Fund have comparable performance records, the performance information reviewed by the Trustees showed that the Acquiring Fund had outperformed the Acquired Fund in the year-to-date, one-year and three-year periods, and the performance of the Acquiring Fund may improve with larger assets and more efficient management following the Combination; and

-- The Combination will result in a portfolio which will have a larger asset base to defray costs and enable greater flexibility in portfolio management and will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 8

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
             COMBINATION OF THE GROWTH AND INCOME FUND OF JHVST INTO
                       THE GROWTH & INCOME TRUST II OF JHT
                           (Growth & Income Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                             JHVST GROWTH AND INCOME FUND                         JHT GROWTH & INCOME TRUST II
                                    (ACQUIRED FUND)                                      (ACQUIRING FUND)
BUSINESS            A separate series of JHVST.                         A separate series of JHT.

APPROXIMATE         $2,144,630,664                                      None. *
NET ASSETS                                                              * The Acquiring Fund will commence operations
AS OF 6/30/04:                                                          upon the consummation of the Reorganization.

INVESTMENT          John Hancock Life Insurance Company                 John Hancock Investment Management Services, LLC
ADVISER:            ("JHLICO").                                         ("JHIMS").

INVESTMENT          Independence Investment LLC                         Independence Investment LLC
SUBADVISER          ("Independence"); and                               ("Independence")
AND                 T. Rowe Price Associates, Inc. ("T. Rowe Price").
PORTFOLIO
MANAGERS:           The Independence portfolio management team is       The portfolio management team is led by:
                    overseen by:                                        John C. Fiorelli
                    John C. Fiorelli                                    --Senior Vice-President of Independence
                    --Senior Vice-President of Independence             Jay C. Leu, CFA
                    Thomas D. Spicer                                    --Portfolio Manager for Independence
                    --Senior Vice-President of Independence

                    The T. Rowe Price investment advisory
                    committee is headed by:
                    Robert W. Sharps, CFA, CPA
                    --Vice-President of T. Rowe Price

INVESTMENT          This is a large cap stock fund that seeks           To seek income and long-term capital
OBJECTIVE:          income and long-term capital appreciation.          appreciation.


PRINCIPAL           The Fund invests primarily in a diversified mix of  The Fund is a large cap stock portfolio that invests,

INVESTMENT          common stocks of large sized U.S.                   under normal market conditions,
STRATEGY:           companies.                                          primarily in a diversified mix of common stocks
                                                                        of large U.S. companies.

OTHER               The Fund employs a multi-style and
INVESTMENT          multi-manager approach with two subadvisers,
STRATEGIES:         each of which employs its own investment
                    approach and independently manages its
                    portion or portions of the Fund. The Fund
                    uses three distinct investment styles
                    intended to complement each other: growth,
                    value and blend (the allocation across styles
                    at the end of 2003 was approximately: growth
                    18%, value 19% and blend 63%). All
                    investments in the Fund will be allocated
                    equally between the two subadvisers, while
                    redemptions will be allocated on an
                    asset-weighted basis.  The allocation between
                    the value and blend portions will be managed
                    so that the value portion will be
                    approximately equal to the growth portion
                    over time.  These allocation methodologies
                    may change in the future.

                    Independence manages the value and blend            The subadviser  selects stocks that are believed
                    portions of the Fund.  It selects stocks that       to have improving fundamentals and attractive
                    have improving fundamentals and attractive          valuations.  Stocks are purchased that appear to
                    valuations.  Stocks are purchased that are          be undervalued relative to the stock's history
                    undervalued relative to the stock's history         and have improving earnings growth prospects.
                    and have improving earnings growth
                    prospects.                                          The subadviser seeks to maintain risk and sector
                                                                        characteristics similar to the market benchmark
                    Independence normally invests its portion of        for this  Fund.  It normally invests at least
                    the Fund in 75 to 160 stocks with (a) at            80% (usually higher) of the Fund's assets in
                    least 80% (usually higher) of the assets in         companies with market capitalizations that are
                    the value portion in companies with market          within the range of capitalizations of companies
                    capitalizations that are within the range of        in the Russell 1000 Index or the S&P 500 Index.
                    capitalizations of companies in the Russell
                    1000 Value Index or the Russell 1000 Index,
                    and (b) at least 80% (usually higher) of the
                    assets in the blend portion in companies with
                    market capitalizations that are within the
                    range of capitalizations of companies in the
                    Russell 1000 Index or the S&P 500 Index.

                    T. Rowe Price manages the growth portion of the Fund and selects stocks using proprietary fundamental research. It generally looks for companies with above average earnings growth and cash flow growth relative to their peers and the general economy, sustainable earnings momentum even during times of slow economic growth; and profitable niches in the economy that enable companies to expand even during times of slow growth.

                    T. Rowe Price normally invests its portion of the Fund in 40 to 80 stocks and at least 80%
                    (usually higher) of the assets in the growth portion of the Fund in companies with market capitalizations that are within the range of capitalizations of companies in the Russell
                    1000 Growth Index or the Russell 1000 Index.

                    Normally, the Fund's turnover rate (the
                    volume of buying and selling by a fund) will be greater than 100%.

HEDGING AND         The Fund may use any of the following hedging       The Fund may engage in a variety of investment
OTHER STRATEGIES:   techniques: put and call options on                 management practices for hedging purposes,
                    securities, financial futures contracts and         including buying and selling futures and
                    fixed income indices and interest rate swaps,       options.  However, it is not presently
                    among others.                                       anticipated that the Fund will use any of these
                                                                        strategies to a significant degree.

OTHER               Each portion of the Fund normally has 10% or        The Fund normally has 10% or less (usually less)
SECURITIES:         less (usually lower) of its assets in cash          of its assets in cash and cash equivalents.
                    and cash equivalents.
                                                                        The portfolio may invest in IPOs and may
                    Each portion of the Fund may invest in              purchase other types of securities that are not
                    initial public offerings ("IPOs") and may           primary investment vehicles, for example:  U.S.
                    purchase other types of securities that are         dollar denominated foreign securities, certain
                    not primary investment vehicles, for example:       Exchange Traded Funds (ETFs), and certain
                    U.S. dollar denominated foreign securities,         derivatives.
                    certain Exchange Traded Funds (ETFs), and
                    certain derivatives (investments whose value
                    is based on indices or other securities).

TEMPORARY           In abnormal market conditions, each portion of the Fund may take temporary defensive
DEFENSIVE           measures--such as holding unusually large amounts of cash and cash equivalents--that are
INVESTING:          inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Funds are substantially similar. Both Funds seek income and long-term capital appreciation by investing primarily in a diversified mix of common stocks of large sized U.S. companies, and both may invest in foreign securities. Moreover, Independence, one of two subadvisers to the Acquired Fund, will be the subadviser to the Acquiring Fund.

      The Funds differ principally in that the Acquired Fund employs a multi-manager approach with varying emphases on growth, value and blend portions of the portfolio while the Acquiring Fund emphasizes value and blend approaches. In addition, the Acquiring Fund does not concentrate its investments in a relatively small number of issuers, as does each subadviser to the Acquired Fund with respect to its portion of the Fund's assets.

      The investment objectives of both the Acquired Fund and the Acquiring Fund may be changed without shareholder approval.

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the Acquired Fund (NAV shares) for the year ended December 31, 2003; and (ii) the estimated expenses for the current year of the Acquiring Fund (NAV shares). The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                          JHVST                             JHT
                                                  GROWTH AND INCOME FUND          GROWTH & INCOME TRUST II
                                                     (ACQUIRED FUND)                  (ACQUIRING FUND)
                                                                                    (Estimated Expenses
                                                                                       for 2005)(1)(2)
                                                        NAV SHARES                       NAV SHARES
MANAGEMENT FEE                                            0.67%                            0.68%

DISTRIBUTION AND SERVICE (12b-1) FEE                       None                             None

OTHER EXPENSES                                            0.06%                            0.03%

TOTAL FUND ANNUAL EXPENSES                                0.73%                            0.71%

----------

(1) The Acquiring Fund will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the year 2005 because the Acquiring Fund will carry over the financial statements of the Acquired Fund and report the historical financial information of the Acquired Fund for periods prior to the Effective Time as its own.

(2) Advisory fees are reduced or JHIMS reimburses the Acquiring Fund if the total of all expenses (including, for example, custodial, legal and accounting fees, but excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business) applicable to the Acquiring Fund exceed 0.50%. This voluntary expense reimbursement is not reflected in the table above and may be terminated at any time.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                   ------       -------       -------       --------
JHVST GROWTH AND INCOME FUND                         $75          $233          $406          $906
(Acquired Fund) - NAV shares
JHT  GROWTH & INCOME TRUST II                        $73          $227          $395          $883
(Acquiring Fund) -  NAV shares
(Estimated expenses for 2005)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedules:

JHVST GROWTH AND INCOME FUND                        JHT GROWTH & INCOME TRUST II
(ACQUIRED FUND)                                     (ACQUIRING FUND)
0.71% of the first $150 million;                    0.675 at all asset levels.
0.69% of the next $150 million; and
0.67% of the excess over $300 million.

      Independence Investment LLC ("Independence") and T. Rowe Price Associates, Inc. ("T. Rowe Price") serve as subadvisers to the Acquired Fund and are responsible for managing the investment and reinvestment of its assets. Independence is located at 53 State Street, Boston, Massachusetts, 02109. Independence is owned by

JHLICO, and its ultimate parent entity is MFC. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As compensation for their services, each of Independence and T. Rowe Price receives a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Fund. These fees are paid by JHLICO out of the management fee it receives for the Acquired Fund and are not additional charges to the Acquired Fund.

      Independence also serve as subadviser to the Acquiring Fund and is responsible for managing the investment and reinvestment of its assets. As compensation for its services, Independence receives a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since the Acquired and Acquiring Funds both seek income and long-term capital appreciation by investing primarily in a diversified mix of common stocks of large sized U.S. companies, and both may invest in foreign securities, they have substantially the same risks. The primary risks include the following:

STOCK             The value of the Funds' portfolio securities may go down in response to overall stock or bond
MARKET            market movements.  Markets tend to move in cycles, with periods of rising prices and periods of
RISK:             falling prices. The value of equity securities purchased by the Funds could decline if the financial conditions of the companies the Funds invest in
                  decline or if overall market and economic conditions
                  deteriorate. Stocks tend to go up and down in value more
                  than bonds.

INVESTMENT        The returns of a Fund's specific equity investment category may lag the return of the overall
CATEGORY RISK:    stock market.  For example, the Acquired and Acquiring Funds' investments in large or "large cap" securities carry the risk that in certain markets large cap stocks will underperform small-cap and mid cap stocks.

MANAGER           The Funds' subadvisers and their investment strategies may fail to produce the intended results,
RISK:             and the Funds could underperform their peers or lose money if such strategies do not perform as expected.

FOREIGN           The Funds invest in foreign securities, which involve special risks, including: limited
SECURITIES RISK:  government regulation (including less stringent investor protection and disclosure standards), exposure to possible economic, political and social
                  instability, foreign currency rate fluctuations, foreign
                  ownership limits and restrictions on removing currency.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004, the annual total return of the NAV shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the NAV shares of the Acquired Fund as the historical performance of the NAV shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.


                                                           ONE        FIVE        TEN
FUND                                                      YEAR       YEARS       YEARS
----                                                     -----       -----       -----
JHVST GROWTH AND INCOME FUND -- NAV shares               10.96%      -4.63%      9.59%
(Acquired Fund)

                     BOARD CONSIDERATION OF THE COMBINATION

      The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations, despite the switch from multi-subadvisers to a single subadviser and from a multi-style to a core style only investment approach;

-- Independence, as the subadviser to the Acquiring Fund, may be expected to provide continuity in the quality of its investment advisory services and personnel;

-- The Acquiring Fund has a lower overall expense ratio than the Acquired Fund;

-- Comparative performance of the Acquired and Acquiring Funds was not considered a significant factor since the Acquiring Fund is a New Acquiring Fund which has no operating history; and

-- JHT is much larger than JHVST, and the Combination will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 9

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
              COMBINATION OF THE HEALTH SCIENCES FUND OF JHVST INTO
                        THE HEALTH SCIENCES TRUST OF JHT.
                           (Health Sciences Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                             JHVST HEALTH SCIENCES FUND                        JHT HEALTH SCIENCES TRUST
                                  (ACQUIRED FUND)                                  (ACQUIRING FUND)
BUSINESS            A separate series of JHVST.                     A separate series of JHT.

APPROXIMATE         $38,645,459                                     $205,560,429
NET ASSETS
AS OF 6/30/04

INVESTMENT          John Hancock Life Insurance Company             John Hancock Investment Management Services, LLC
ADVISER:            ("JHLICO").                                     ("JHIMS").

INVESTMENT          Wellington Management Company, LLP              T. Rowe Price Associates, Inc.
SUBADVISER AND      ("Wellington").                                 ("T. Rowe Price").
PORTFOLIO
MANAGERS:           The portfolio is managed by the healthcare      The portfolio is managed by a committee chaired
                    analysts on  the subadviser's Global Research   by:
                    Team:                                           Kris H. Jenner, M. D., D.Phil.
                    Ann C. Gallo                                    -- Vice-President of T. Rowe Price
                    --Senior Vice-President of Wellington
                    Joseph H. Schwartz
                    --Senior Vice-President of Wellington
                    Jean M. Hynes
                    --Senior Vice-President of Wellington
                    Robert L. Deresiewicz
                    --Assistant Vice-President of Wellington
                    Kirk J. Meyer
                    --Vice-President of Wellington

INVESTMENT          To seek long-term capital appreciation.         To seek long-term capital appreciation.
OBJECTIVE:

PRINCIPAL           The Fund normally invests at least 80% of its   The Fund invests, under normal market
INVESTMENT          assets in equity securities of (a) companies    conditions, at least 80% of its net assets
STRATEGY:           in the health sciences industries, including    (plus any borrowings for investment purposes) in
                    pharmaceutical, health-care services, applied   common stocks of companies engaged in the
                    research and development, biotechnology and     research, development, production, or
                    medical technology, equipment and supplies      distribution of products or services related to
                    industries, or (b) to a more limited extent,    health care, medicine, or the life sciences
                    companies believed to have the potential for    (collectively termed "health sciences").   The
                    growth as a result of their particular          Fund may invest in companies of any size, but
                    products, technology, patents or other market   the majority of its assets are expected to be
                    advantages in the health sciences               invested in large- and mid-capitalization
                    industries.                                     companies.

OTHER               The subadviser uses a combination of (i)        The subadviser uses a fundamental, bottom-up
INVESTMENT          top-down industry allocation decisions          analysis that seeks to identify high quality
STRATEGIES:         (seeking industries with favorable supply and   companies  and the most compelling investment
                    demand characteristics and opportunities to     opportunities.  In general, the Fund will follow
                    benefit from changing demographics, global      a growth investment strategy, seeking companies
                    consolidation, regulatory changes and           whose earnings are expected to grow faster than
                    technological advances; and (ii) bottom-up      inflation and the economy in general.  When
                    fundamental research (seeking companies with    stock valuations seem  unusually high, the
                    strong business franchises, attractive new      subadviser may emphasize a "value" approach
                    product pipelines, solid corporate strategies   which gives preference to seemingly undervalued
                    and managements, strong competitive positions   companies.
                    and attractive valuations relative to growth
                    prospects).                                     The subadviser's portfolio management
                                                                    team divides the health sciences
                    The Fund invests mostly in stocks of U.S.       sector into four main areas: pharmaceuticals,
                    companies but also invests to a large extent    health care services companies, products and devices
                    in foreign stocks.                              providers and biotechnology firms.

                    The Fund's assets are allocated to              While most assets are expected to be invested in
                    industry-specific sub-portfolios that are U.S.  common stocks, the Fund may invest up
                    to each managed by the industry analyst.        35% of its total assets in foreign securities
                                                                    (including emerging market securities).
                    The Fund's industry exposures are broadly
                    diversified but may vary significantly
                    from its

                    benchmark.                                      The Fund holds a certain percentage of its
                                                                    its assets in money market reserves, which can
                    The Fund normally invests in 40 to 80 stocks,   consist of shares of the T. Rowe Price Reserve
                    has 10% or less (usually lower) of its assets   Investment Fund (or another internal T.
                    in cash and cash equivalents, and may invest    Price money market fund).
                    in initial public offerings ("IPOs").

HEDGING AND         The Fund may employ foreign currency hedging    The Fund may invest a significant portion of its
OTHER               techniques, although the Fund normally          assets in derivatives, such as futures and
STRATEGIES:         maintains the currency exposure of the          options.
                    underlying equity investments.

OTHER               The Fund may purchase other types of            The subadviser has discretion to purchase some
SECURITIES:         securities that are not primary investment      securities that do not meet its normal
                    vehicles, for example: foreign securities       investment criteria when it perceives an unusual
                    denominated in U.S. dollars or any other        opportunity for gain (e.g., a change in
                    currency, certain Exchange Traded Funds         management, an extraordinary corporate event or
                    ("ETFs"), certain derivatives (investments      a temporary imbalance in the supply of or demand
                    whose value is based on indices or other        for the securities).
                    securities), and companies with potential for
                    growth as a result of their particular
                    products, technology , patents, or other
                    market advantages in the health sciences
                    industries.

TEMPORARY           In abnormal market conditions, the Fund may take temporary defensive measures - such as holding
DEFENSIVE           large amounts of cash and cash equivalents - that are inconsistent with the Fund's primary
INVESTING:          investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Funds are substantially similar. Both Funds are non-diversified equity funds that seek long-term capital appreciation by investing principally in equity securities of companies engaged in the health sciences sector, and both funds may invest significantly in foreign securities. The two Funds differ, however, in that the Acquiring Fund limits the percentage of assets that may be invested in foreign securities to 35% and limits the sizes of the companies in which most assets will be invested to large- and mid-cap companies while the Acquired Fund does not observe these limitations. In addition, while the Acquired Fund's subadviser uses a combination of (i) top-down industry allocation and (ii) bottom-up fundamental research approaches in selecting securities, the Acquiring Fund's subadviser uses principally a bottom-up approach.

      The investment objective of the Acquired Fund may, but at present that of the Acquiring Fund may not, be changed without shareholder approval. However, the Board of Trustees of JHT, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of the Acquiring Fund to be changed without shareholder approval and directed that the proposal be submitted to shareholders at the JHT Shareholders Meeting.

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the NAV shares of the Acquired Fund for the year ended December 31, 2003; (ii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming they had been outstanding during the year ended December 31, 2003; and (iii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming that the Reorganization, including the issuance of NAV shares in connection therewith, had occurred at the commencement of the year ended December 31, 2003. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                                            JHT
                                                                               JHT                 HEALTH SCIENCES TRUST
                                                   JHVST               HEALTH SCIENCES TRUST           (ACQUIRING FUND)
                                            HEALTH SCIENCES FUND          (ACQUIRING FUND)               (Pro Forma
                                              (ACQUIRED FUND)              (Pro Forma)(1)         Assuming Reorganization)
                                                 NAV SHARES                 NAV SHARES                   NAV SHARES
MANAGEMENT FEE                                     1.00%                      1.05%(3)                      1.05%(2)

DISTRIBUTION AND SERVICE (12b-1) FEE               None                       None                          None

OTHER EXPENSES                                     0.25%                      0.13%                         0.11%

TOTAL FUND ANNUAL EXPENSES                         1.25%(4)                   1.18%                         1.16%

----------------------
(1) The pro forma expense ratios for the NAV shares are based on the expense ratios of the Series I shares of the Acquiring Fund for the year ended December 31, 2003 adjusted to reflect the proposed management fee increase described in note (2) and the absence of a Rule 12b-1 fee applicable to the NAV shares.

(2) The amount shown reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

(3) JHIMS has voluntarily agreed to waive a portion of its advisory fee for the Acquiring Fund and JHT's Science & Technology Trust, Blue Chip Growth Trust and Equity Income Trust. The waiver is based on the combined assets of these four Funds and one other JHT Fund. Once these combined assets exceed specified amounts, the fee reduction is increased. This voluntary fee waiver may be terminated by JHIMS at any time. If such advisory fee waiver were reflected in the table, the advisory fee and total fund expenses for the Acquiring Fund - Pro forma and for the Acquiring Fund - Pro forma assuming Reorganization would have been, 1.03% and 1.16% and 1.03% and 1.14%, respectively.

(4) The amount shown reflects the discontinuance in 2004 of JHLICO's agreement to reimburse the Acquired Fund for "other expenses" that exceeded 0.10% of the Fund's average daily net assets.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
JHVST HEALTH SCIENCES FUND                        $127         $397          $686          $1,511
(Acquired Fund) - NAV shares
JHT HEALTH SCIENCES TRUST                         $120         $375          $649          $1,432
(Acquiring Fund) - NAV shares
(Pro forma)
JHT HEALTH SCIENCES TRUST                         $118         $368          $638          $1,409
(Acquiring Fund) - NAV shares
(Pro forma assuming Reorganization)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedule:

JHVST HEALTH SCIENCES FUND                          JHT HEALTH SCIENCES TRUST
(ACQUIRED FUND)                                     (ACQUIRING FUND)
1.00% of the first $250 million; and                1.05% of the first $500 million; and
0.95% of the excess over $250 million.              1.00% of the excess over $500 million.

      The fee schedule for the Acquiring Fund reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

      Wellington Management Company, LLP ("Wellington"), serves as the subadviser to the Acquired Fund and is responsible for managing the investment and reinvestment of its assets. Wellington is located at 75 State Street, Boston, Massachusetts 02109. The Company has been managing the Acquired Fund since May, 2003. As compensation for its services, Wellington receives a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Portfolio. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund.

      T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as the subadviser to the Acquiring Fund and is responsible for managing the investment and reinvestment of its assets. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As compensation for its services, T. Rowe Price receives a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since the Acquired and Acquiring Funds are both non-diversified equity funds investing primarily in the health sciences sector, they have substantially the same risks. The primary risks include the following:

STOCK                The value of the Funds' portfolio securities may go
MARKET               down in response to overall stock or bond market
RISK:                movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. The
                     value of equity securities purchased by the Funds could
                     decline if the financial condition of the companies the
                     Funds invest in decline or if overall market and economic
                     conditions deteriorate. Stocks tend to go up and down in
                     value more than bonds.

SECTOR               The Funds concentrate their investments in the
RISK:                health sciences sector, a comparatively narrow
                     segment of the economy, and therefore may experience
                     greater volatility than funds investing in a broader range of industries. In addition, companies in this sector are
                     subject to particular risks affecting the sector, such as
                     increased competition or changes in legislation or
                     applicable government regulations.

FOREIGN              The Funds may invest in foreign securities, which
SECURITIES           involve special risks, including: limited
RISK:                government regulation (including less stringent investor
                     protection and disclosure standards), exposure to
                     possible economic, political and social instability,
                     foreign currency rate fluctuations, foreign ownership
                     limits and restrictions on removing currency.

NON- Both Funds are non-diversified. A non-diversified Fund's ability to take larger positions in

DIVERSIFICATION      individual companies could lead to more volatile performance relative
RISK:                to more diversified funds. The less diversified a Fund's holdings are, the more a specific stock's poor performance is likely to hurt the Fund's performance.

MANAGER              Each Fund's subadviser and its investment strategies may fail
RISK:                to produce the intended results, and each Fund could
                     underperform its peers or lose money if its subadviser's strategies do not perform as expected.

      The primary risks of investing in the Acquired and Acquiring Funds differ in that the Acquired Fund has a potentially greater exposure to foreign securities risk since it, unlike the Acquiring Fund, may invest more than 35% of its assets in such securities, and the Acquired Fund may have more exposure to the risks of investing in small companies than the Acquiring Fund, which invests the majority of its assets in large- and mid-capitalization companies. Investments in smaller companies may be subject to more erratic price movements than investments in larger established companies. The Acquiring Fund's ability to invest a significant portion of its assets in derivatives may produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004: (i) the annual total return of the NAV shares of the Acquired Fund; and
(ii) the annual total return of the Series I shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST or JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                                    ONE        FIVE        TEN      LIFE OF      DATE FIRST
FUND                                                YEAR       YEARS      YEARS      FUND        AVAILABLE
----                                               -----       -----      -----     -------      ----------
JHVST HEALTH SCIENCES FUND -- NAV shares           11.10%       N/A        N/A       3.86%       05/01/2001
(Acquired Fund)
JHT HEALTH SCIENCES TRUST --  Series I shares  (1) 15.31%       N/A        N/A       2.69%       04/30/2001
(Acquiring Fund)

--------------------
(1) For the Acquiring Fund, Series I share performance will be lower than NAV share performance because Series I shares have been subject to 12b-1 fees of 0.15% since January 2002.

                     BOARD CONSIDERATION OF THE COMBINATION

      The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- Recognizing that the Acquired and Acquiring Funds are sector-specific and therefore have somewhat different underlying industry exposures, the Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- T. Rowe Price, as subadviser to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those currently provided by Wellington, as subadviser to the Acquired Fund;

-- The Acquiring Fund is expected to have a lower overall expense ratio than the Acquired Fund;

-- Although the Funds have limited operating histories, both having commenced operations in 2001, and although the Acquired Fund has outperformed the Acquiring Fund in the life-of-fund category, the information reviewed by the Trustees indicated that the Acquiring Fund had outperformed the Acquired Fund in all the more recent periods, and the performance of the Acquiring Fund may improve with larger assets and more efficient management following the Combination; and

-- The Combination will result in a portfolio which will have a larger asset base to defray costs and enable greater flexibility in portfolio management and will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 10

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
              COMBINATION OF THE HIGH YIELD BOND FUND OF JHVST INTO
                           THE HIGH YIELD TRUST OF JHT
                           (High Yield Bond Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS




                           JHVST HIGH YIELD BOND FUND                             JHT HIGH YIELD TRUST
                                 (ACQUIRED FUND)                                    (ACQUIRING FUND)
BUSINESS            A separate series of JHVST.                     A separate series of JHT.

APPROXIMATE         $93,254,490                                     $1,085,283,653
NET ASSETS
AS OF 6/30/04:

INVESTMENT          John Hancock Life Insurance Company             John Hancock Investment Management Services, LLC
ADVISER:            ("JHLICO").                                     ("JHIMS").

INVESTMENT          Wellington Management Company, LLP              Salomon Brothers Asset Management, Inc.
SUBADVISER AND      ("Wellington")                                  ("SaBAM")
PORTFOLIO           The portfolio manager is:                       The portfolio is managed by SaBAM's Fixed
MANAGERS:           Earl E. McVoy                                   Income Team consisting of:
                    -- Senior Vice-President and Partner of         Peter Wilby, CFA
                    Wellington                                      --Managing Director of SaBAM
                                                                    Beth Semmel, CFA
                                                                    --Managing Director of SaBAM
                                                                    Thomas Flanagan, CFA
                                                                    --Managing Director of SaBAM
                                                                    James Craige, CFA
                                                                      --Managing Director of SaBAM
                                                                    John Madden
                                                                      --Vice-President of SaBAM

INVESTMENT          To seek high income and capital appreciation.   To realize an above-average total return over a
OBJECTIVE:                                                          market cycle of three to five years, consistent
                                                                    with reasonable risk.

PRINCIPAL           The Fund normally invests at least 80% of its   The Fund invests, under normal market
INVESTMENT          assets in a diversified mix of high yield debt  conditions, at least 80% of its net assets (plus
STRATEGY:           securities commonly referred to as "junk        any borrowings for investment purposes) in high
                    bonds" (securities rated below BBB or Baa and   yield securities, including corporate
                    unrated equivalents), including but not         bonds, preferred stocks, U.S. Government securities,
                    limited to: corporate bonds (both U.S. and      mortgage-backed securities, loan assignment or
                    foreign), foreign government and agency         participations and convertible securities which
                    securities preferred stocks and convertible     have the following ratings (or, if unrated, are
                    securities.                                     considered by the subadviser to be of equivalent
                                                                    quality):
                                                                    --Moody's: Baa through C; and
                                                                    --Standard & Poor's: BB through D.
                                                                    Securities rated less than Baa by Moody's or BBB
                                                                    by Standard & Poor's are classified as
                                                                    non-investment grade securities and are commonly
                                                                    referred to a "junk bonds."

                                                                    The Fund may also invest in investment
                                                                    grade securities.

OTHER               The subadviser normally invests no more than    The Fund may invest in foreign bonds and other
INVESTMENT          20% of the Fund's assets in emerging market     fixed income securities denominated in foreign
STRATEGIES:         countries, and normally has 10% or less of      currencies, when, in the opinion of the
                    its assets in cash and cash equivalents.        subadviser, the combination of current yield and
                                                                    currency value offers attractive expected
                    The subadviser seeks to purchase bonds with     returns. Foreign securities in which the
                    stable or improving credit quality before       Fund may invest include emerging market
                    the market widely perceives the improvement.    securities. The subadvisor may utilize futures, swaps
                    Purchase and sale decisions are primarily       and other derivatives in managing the portfolio.
                    based upon the investment merits of the
                    particular security.

                    The subadviser selects bonds using
                    proprietary research, including: quantitative analysis of historical financial data;
                    qualitative analysis of a company's future prospects; and economic and industry analysis.

                    The Fund's average maturity generally depends on security selection decisions rather than interest rate decisions.

HEDGING AND         The Fund may use a variety of hedging           The Fund is authorized to use various hedging
OTHER               strategies, including:  put and call options    strategies, including: exchange-listed and
STRATEGIES:         on securities, financial futures contracts      over-the-counter put and call options on
                    and fixed income indices and interest rate      securities, financial futures contracts and
                    swaps.                                          fixed income indices and other financial
                                                                    instruments, financial futures contracts,
                                                                    interest rate transactions and currency
                                                                    transactions.

OTHER               The Fund may purchase other types of            The Fund may invest in fixed-and floating-rate
SECURITIES:         securities that are not primary investment      loans, which investments generally will be in
                    vehicles, for example: equity securities,       the form of loan participations and assignments
                    high quality debt securities (short-term and    of such loans.
                    otherwise), foreign debt securities
                    denominated in U.S. dollars or any other
                    currency, and certain derivatives
                    (investments whose value is based on indices
                    or other securities).

TEMPORARY           In abnormal market conditions, the Fund may take temporary defensive measures - such as holding
DEFENSIVE           large amounts of cash and cash equivalents - that are inconsistent with the Fund's primary
INVESTING:           investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Funds are substantially similar. Both Funds are bond funds that invest principally in high yield debt securities commonly known as "junk bonds," and both may invest in foreign securities, including emerging market securities.

      The Funds differ principally in that: the Acquired Fund seeks high income and capital appreciation, while the Acquiring Fund seeks to realize an above-average total return (consistent with reasonable risk) over a market cycle of three to five years; the Acquired Fund normally invests no more than 20% of its assets in emerging market countries, while the Acquiring Fund does not observe any such limitation; and the Acquired Fund may invest in investment grade securities as well as in "junk bonds." For an explanation of debt security ratings, see Appendix B hereto.

      The investment objective of the Acquired Fund may, but at present that of the Acquiring Fund may not, be changed without shareholder approval. However, the Board of Trustees of JHT, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of the Acquiring Fund to be changed without shareholder approval and directed that the proposal be submitted to shareholders at the JHT Shareholders Meeting.

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the NAV shares of the Acquired Fund for the year ended December 31, 2003; (ii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming they had been outstanding during the year ended December 31, 2003; and (iii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming that the Reorganization, including the issuance of NAV shares in connection therewith, had occurred at the commencement of the year ended December 31, 2003. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                                                      JHT
                                                                            JHT                 HIGH YIELD TRUST
                                                   JHVST              HIGH YIELD TRUST          (ACQUIRING FUND)
                                            HIGH YIELD BOND FUND      (ACQUIRING FUND)             (Pro Forma
                                              (ACQUIRED FUND)          (Pro Forma(1)        Assuming Reorganization)
                                                 NAV SHARES              NAV SHARES                NAV SHARES
MANAGEMENT FEE                                     0.80%                    0.71%                     0.70%(2)

DISTRIBUTION AND SERVICE (12b-1) FEE               None                     None                      None

OTHER EXPENSES                                     0.15%                    0.06%                     0.06%

TOTAL FUND ANNUAL EXPENSES                         0.95%                    0.77%                     0.76%

EXPENSE REIMBURSEMENT                              0.05%(3)                 0.00%                     0.00%

NET FUND ANNUAL EXPENSES                           0.90%                    0.77%                     0.76%

----------------------
(1) The pro forma expense ratios for the NAV shares are based on the expense ratios of the Series I shares of the Acquiring Fund for the year ended December 31, 2003 adjusted to reflect the proposed management fee increase described in note (2) and the absence of a Rule 12b-1 fee applicable to the NAV shares.

(2) The amount shown reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

(3) Under its investment management agreement with JHVST, JHLICO reimburses the Acquired Fund when its "other expenses" exceed 0.10%. This agreement remains in effect until May, 1 2005 and may be renewed each year thereafter by JHVST.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
JHVST HIGH YIELD BOND FUND                        $92          $298          $521          $1,162
(Acquired Fund) - NAV shares

JHT HIGH YIELD TRUST                              $79          $246          $428          $  954
(Acquiring Fund) -  NAV shares
(Pro forma)

JHT HIGH YIELD TRUST                              $78          $243          $422          $  942
(Acquiring Fund) - NAV shares
(Pro forma assuming Reorganization)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedules:

JHVST HIGH YIELD BOND FUND                          JHT HIGH YIELD TRUST
(ACQUIRED FUND)                                     (ACQUIRING FUND)
0.80% of the first $100 million, and                0.725% of the first $500 million; and
0.70% of the excess over $100 million.              0.650% of the excess over $500 million.

      The fee schedule for the Acquiring Fund reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

      Wellington Management Company, LLP ("Wellington") serves as the subadviser to the Acquired Fund and is responsible for managing the investment and reinvestment of its assets. Wellington is located at 75 State Street,

Boston, Massachusetts 02109. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. As compensation for its services, Wellington receives a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Fund. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund.

      Salomon Brothers Asset Management Inc. ("SaBAM") serves as the subadviser to the Acquiring Fund and is responsible for managing the investment and reinvestment of its assets. SaBAM's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly owned subsidiary of Citigroup Inc. As compensation for its services, SaBAM receives a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquired Portfolio.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since the Acquired and Acquiring Funds are both bond funds that invest primarily in high yield securities or "junk bonds" and may invest in foreign securities, including emerging market securities, they have substantially the same risks. The primary risks include the following:

BOND             Bonds are subject to credit risk and interest rate
RISK:            risk. The credit rating of bonds in the Funds'
                 portfolios could be downgraded or the issuer of a bond
                 could default on its obligations. In general, lower-rated
                 bonds involve more credit risk. When interest rates rise,
                 bond prices generally fall. An increase in the average
                 maturity of a Fund's bonds would generally make the Fund
                 more sensitive to interest rate risk.

HIGH             High yield or "junk bonds" may be subject to more
YIELD BOND       volatile or erratic price movements than
RISK:            investment grade securities due to investor sentiment. In
                 a down market, high yield securities may become
                 harder to value or to sell at a fair price.

FOREIGN          The Funds invest in foreign securities, which
SECURITIES       involve special risks, including: limited
RISK:            government regulation (including less stringent investor
                 protection and disclosure standards), exposure to
                 possible economic, political and social instability,
                 foreign currency rate fluctuations, foreign ownership
                 limits and restrictions on removing currency. Both Funds
                 may invest in emerging market countries, although the
                 Acquiring Fund is expected to place somewhat more
                 emphasis on these markets. To the extent a Fund invests
                 in emerging market countries, its foreign securities risk
                 will be higher.

PREPAYMENT/      Each Fund's share price or yield could be
CALL RISK:       hurt if interest rate movements cause its
                 mortgage-related securities to be paid off substantially
                 earlier than expected.

MANAGER          Each Fund's subadviser and its investment
RISK:            strategies may fail to produce the intended results,
                 and each Fund could underperform its peers or lose
                 money if its subadviser's strategies do not
                 perform as expected.

      The primary risks of investing in the Acquired and Acquiring Funds differ principally in that: the Acquired Fund normally limits to 20% of its assets its investments in emerging market securities while the Acquiring Fund observes no such limitation and thus may have greater exposure to foreign securities risk; and the Acquired Fund may have somewhat less exposure to high yield bond risk since it also invests in investment grade securities.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004: (i) the annual total return of the NAV shares of the Acquired Fund; and
(ii) the annual total return of the Series I shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST or JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                                    ONE       FIVE        TEN      LIFE OF      DATE FIRST
FUND                                               YEAR       YEARS      YEARS       FUND        AVAILABLE
----                                               ------     -----      -----     -------      -----------
JHVST HIGH YIELD BOND FUND --NAV shares             8.15%      1.85%       N/A       1.68%       05/01/1998
(Acquired Fund)
JHT HIGH YIELD TRUST --Series I shares (1)         11.06%      2.06%       N/A       4.16%       01/01/1997
(Acquiring Fund)

--------------------
(1) For the Acquiring Fund, Series I share performance will be lower than NAV share performance because Series I shares have been subject to 12b-1 fees of 0.15% since January 2002.

                     BOARD CONSIDERATION OF THE COMBINATION

      The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- Recognizing that the Acquired and Acquiring Funds have somewhat different underlying industry exposures as related to emerging markets, given that the Acquired Fund places less emphasis on them than does the Acquiring Fund, the Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- SaBAM, as subadviser to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those currently provided by Wellington, as subadviser to the Acquired Fund;

-- The Acquiring Fund has a lower advisory fee and is expected to have a lower overall expense ratio than the Acquired Fund;

-- The Acquiring Fund has historically outperformed the Acquired Fund, and the performance of the Acquiring Fund may improve with larger assets and more efficient management following the Combination; and

-- The Combination will result in a portfolio which will have a larger asset base to defray costs and enable greater flexibility in portfolio management and will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 11

   PART ONE: APPROVAL OF AN AMENDMENT TO THE DECLARATION OF TRUST OF JHVST TO
    FACILITATE THE COMBINATION OF THE NAV SHARES OF THE INTERNATIONAL EQUITY
     INDEX FUND OF JHVST INTO THE INTERNATIONAL EQUITY INDEX TRUST B OF JHT

    PART TWO: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION OF: THE NAV SHARES OF THE INTERNATIONAL EQUITY INDEX FUND OF
            JHVST INTO THE INTERNATIONAL EQUITY INDEX TRUST B OF JHT

   PART THREE: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
    THE COMBINATION OF THE SERIES I AND SERIES II SHARES OF THE INTERNATIONAL EQUITY INDEX FUND OF JHVST INTO THE INTERNATIONAL EQUITY INDEX TRUST A OF JHT
                     (International Equity Index Fund Only)

      There are three parts to Proposal 11:

      First, the holders of the shares of the JHVST International Equity Index Fund will be asked to approve an amendment to the Declaration of Trust of JHVST to eliminate any question about whether the Trustees of JHVST have authority to cause the combination of the NAV shares of the JHVST International Equity Index Fund into the JHT International Equity Index Trust B in the manner proposed herein.

      Second, subject to shareholder approval of the amendment to the Declaration of Trust, the holders of the NAV shares of the JHVST International Equity Index Fund will be asked to approve the Combination as of the Effective Time of that new series of shares, JHVST International Equity Index Fund - NAV (an "Acquired Fund"), into the JHT International Equity Index Trust B (an "Acquiring Fund"), which will issue only NAV shares;

      Third, subject to shareholder approval of the amendment to the Declaration of Trust, the holders of the Series I and Series II shares of the JHVST International Equity Index Fund will be asked to approve the Combination as of the Effective Time of the Series I and Series II shares of the JHVST International Equity Index Fund (an "Acquired Fund") into the JHT International Equity Index Trust A (an "Acquiring Fund"), which will be identical to JHT International Equity Index Trust B except that it will issue only Series I and Series II shares.

                             PROPOSAL 11 - PART ONE

                      AMENDMENT TO THE DECLARATION OF TRUST

      At its December 15, 2005 meeting, the JHVST Board of Trustees, including all the Independent Trustees, approved, and the Board recommends that shareholders of the JHVST International Equity Index Fund approve, a proposed amendment to JHVST's Declaration of Trust dated February 21, 1988 (as subsequently amended) (the "Declaration of Trust") to expressly authorize the JHVST Board (1) to designate the NAV shares of the Fund as a separate series (or "Fund") of JHVST that would be named the International Equity Index Fund -- NAV and (2) to allocate a pro-rata amount of the net assets of the International Equity Index Fund to this new Fund. The proposed amendment is intended solely to facilitate the implementation of the Reorganization with respect to the International Equity Index Fund and will not have any adverse effect on the value of any class of shares of the JHVST International Equity Index Fund currently outstanding or on the value of the corresponding classes of shares of the JHT International Equity Index Trusts A and B to be issued in connection with the Reorganization.

      As described below, the Reorganization with respect to the International Equity Index Fund contemplates in substance that: (i) its Series I and Series II shares (and the amount of the Fund's net assets attributable thereto) will be combined into the JHT International Equity Index Trust A, which will issue only Series I and Series II shares; and (ii) its NAV shares (and the amount of the Fund's net assets attributable thereto) will be combined into the JHT International Equity Index Trust B, which will be identical to the JHT International Equity Index Trust A except that it will issue only NAV shares. Since the Reorganization contemplates in form the combination of separate Funds, and not share classes of Funds, of JHVST into corresponding separate Funds of JHT, the JHVST

Board proposes to designate the NAV shares of the International Equity Index Fund as a separate series (or "Fund") of JHVST - the International Equity Index Fund -- NAV -- at the time of the Reorganization. Upon the effectiveness of such designation of its NAV shares, the International Equity Index Fund will consist solely of its remaining Series I and Series II shares. Accordingly, the Reorganization will then combine: (i) the International Equity Index Fund (Series I and II shares and the amount of net assets attributable thereto) into the JHT International Equity Index Trust A; and (ii) the International Equity Index Fund -- NAV (the NAV shares and the amount of net assets attributable thereto) into the International Equity Index Trust B.

      Various current provisions of the Declaration of Trust may reasonably be construed to permit the Board to designate and establish a new series (or "Fund") of JHVST in the manner described above for the proposed new International Equity Index Fund -- NAV. However, in order to resolve any uncertainty as to the scope of such authority, and for the limited purpose of facilitating the Reorganization of the International Equity Index Fund as described above, the Trustees have approved a proposed amendment that would add the following language to the Declaration of Trust:

            Without limiting any other powers granted or reserved to the Trustees in the Declaration of Trust, as amended, the Trustees shall have power and authority to designate the NAV Shares of the International Equity Index Portfolio of the Trust as a new series representing the beneficial interest in a new Portfolio of the Trust and, as of the effective time of said redesignation, to allocate or transfer to said new Portfolio assets from the International Equity Index Portfolio and to allocate to said new Portfolio or cause said new Portfolio to assume any International Equity Index Portfolio liabilities or obligations, provided that any assets so allocated or transferred, together with any liabilities or obligations so allocated or assumed by the new Portfolio, have a net value approximately equal to the aggregate net asset value of the outstanding NAV Shares of the International Equity Index Portfolio that are designated as a new series as of the aforementioned effective time and provided further that said values shall also be calculated as of said effective time. If this Amendment is effective at or before the effective time of any action by the Trustees that is described in the preceding sentence, this Amendment is sufficient authority for that action, regardless of whether this Amendment was effective at the time that the Trustees acted.

      Approval of the proposed amendment to the Declaration of Trust will require the affirmative vote of a Majority of the Outstanding Voting Securities (as defined under "Voting Information" below) of the shareholders of the International Equity Index Fund. If such shareholders approve the proposed amendment and (as proposed in Parts Two and Three below)approve as well the proposed Combinations with respect to the International Equity Index Fund and the International Equity Index Fund--NAV, then the designation of the NAV shares of the International Equity Index Fund as the International Equity Index Fund -- NAV and its combination with the JHT International Equity Index Trust B will take place at the Effective Time of the Reorganization.

                        PROPOSAL 11 - PARTS TWO AND THREE

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

      By virtue of the actions discussed above in Part One of this Proposal 11, the two Acquired Funds are identical except for differences in the net assets attributable to their respective share classes. The two Acquiring Funds are also identical. Moreover, the Acquiring Funds are New Acquiring Funds which have been organized for purposes of the Reorganization and to substantially match the investment objectives, policies and risks of the Acquired Funds.

 JHVST INTERNATIONAL EQUITY INDEX FUND --          JHT INTERNATIONAL EQUITY INDEX TRUST A
             SERIES I AND II                       JHT INTERNATIONAL EQUITY INDEX TRUST B
JHVST INTERNATIONAL EQUITY INDEX FUND--NAV                    (ACQUIRING FUNDS)
             (ACQUIRED FUNDS)

BUSINESS            Each a separate series of JHVST.                Each a separate series of JHT.

APPROXIMATE         $79,730,265*                                    None. *
NET ASSETS          *International Equity Index Fund (Series I      * The Acquiring Funds will commence operations
AS OF 6/30/04:      and II)                                         upon the consummation of the Reorganization.
                    $167,073,088*
                    * International Equity Index Fund  (NAV)

INVESTMENT          John Hancock Life Insurance Company             John Hancock Investment Management Services, LLC
ADVISER:            ("JHLICO").                                     ("JHIMS").

INVESTMENT                                          SSgA Funds Management, Inc. ("SSgA")
SUBADVISER AND
PORTFOLIO                                            The portfolio managers are:
MANAGERS:                                        --James Francis, Principal of SSgA
                                                  --Jeffrey Beach, Principal of SSgA

INVESTMENT          Each Fund is an international stock fund that   To seek to track the performance of a
OBJECTIVE:          seeks to track the performance of a             broad-based equity index of foreign companies
                    broad-based equity index of foreign companies   primarily in developed countries and, to
                    primarily in developed countries                a lesser extent, in emerging market countries.
                    and, to a lesser extent, in emerging market     (Each Fund is an international stock fund.)
                    countries.

PRINCIPAL           Each Fund seeks to invest more than 80% of its  Each Fund invests, under normal market conditions, at
INVESTMENT          assets in securities included in the Morgan     least 80% of its assets in securities listed in the
STRATEGY:           Stanley Capital International All Country       MSCI ACW ex-US Index.
                    World Excluding U.S.("MSCI ACW ex-US") Index.
                    The MSCI ACW ex-US Index is a well known
                    international stock market index that, as of
                    December 31, 2003, included approximately
                    1,700 securities listed on the stock exchanges
                    of 48 developed and emerging market countries
                    (but not the U.S.).

OTHER               The subadviser employs a passive management strategy by normally investing in all stocks
INVESTMENT          included in the MSCI ACW ex-US Index. The subadviser normally invests in each stock in roughly
STRATEGIES:         the same proportion as represented in the Index. The subadviser seeks to replicate as closely as possible the aggregate risk characteristics and country diversification of the Index.
                    The Index composition changes from time to time. The subadviser will reflect those changes as soon as practical.

HEDGING AND         Each Fund is normally fully invested. The subadviser may invest in stock index futures to
OTHER STRATEGIES:   maintain market exposure and manage cash flow. Although the Funds may employ foreign currency hedging techniques, they normally maintain the currency exposure of the underlying equity investments.

OTHER               Each Fund may purchase other types of securities that are not primary investment vehicles, for
SECURITIES:         example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs),
                    European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, each Fund may invest in stock index futures to manage cash flow.

TEMPORARY           In abnormal market conditions, each Fund may take temporary defensive measures--such as holding
DEFENSIVE           unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's
INVESTING:          primary investment strategy. In taking those measures, the Funds may not achieve their investment goals.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The Acquired Funds and the Acquiring Funds have substantially the same investment objectives, policies and risks. As described above, all the Funds seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries and invest 80% or more of their assets in securities included in the MSCI ACW ex-US Index. In addition, all the Funds have the same subadviser, SSgA, and the same portfolio managers.

      The investment objectives of the Acquired Funds and the Acquiring Funds may be changed without shareholder approval.

      The investment objectives and strategies of the Acquired Funds and the Acquiring Funds are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired Funds and the Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      The following tables show separately for each combination of an Acquired Fund into an Acquiring Fund and for each share class as appropriate: (i) the ratio of expenses to average net assets of the Acquired Fund for the year ended December 31, 2003; and (ii) the estimated expenses for the current year of the Acquiring Fund. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                             JHVST INTERNATIONAL  JHT INTERNATIONAL EQUITY
                                              EQUITY INDEX FUND         INDEX TRUST A
                                                (ACQUIRED FUND)        (ACQUIRING FUND)
                                                (Pro Forma)(1)        (Estimated Expenses
                                                                         for 2005)(2)


                                             SERIES I SERIES II   SERIES I        SERIES II
MANAGEMENT FEE                                 0.17%    0.17%      0.55%            0.55%

DISTRIBUTION AND SERVICE (12b-1) FEE           0.40%    0.60%      0.05%            0.25%

OTHER EXPENSES                                 0.05%(3) 0.05%(3)   0.06%            0.06%

TOTAL FUND ANNUAL EXPENSES                     0.62%    0.82%      0.66%            0.86%

------------------
(1) At December 31, 2003, the Acquired Fund had not issued Series I or Series II shares. The pro forma expense ratios for the Series I and Series II shares are based on the expense ratios of the NAV shares of the Acquired Fund for the year ended December 31,2003 adjusted to reflect the Rule 12b-1 fees applicable to the Series I and Series II shares.

(2) The Acquiring Fund will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the year 2005, because the Acquiring Fund will carry over the financial statements of the Acquired Fund and report the historical financial information of the Acquired Fund for periods prior to the Effective Time as its own.

(3) The amounts shown reflect (a) the discontinuance in 2004 of JHLICO's agreement to reimburse the JHVST International Equity Index Fund for "other expenses" that exceeded 0.10% of the Fund's average daily net assets; and (b) the agreement of the custodian, effective April 1, 2004, to reduce its fees for this Fund.

                                                        JHVST INTERNATIONAL              JHT INTERNATIONAL
                                                      EQUITY INDEX FUND--NAV           EQUITY INDEX TRUST B
                                                          (ACQUIRED FUND)                 (ACQUIRING FUND)
                                                                                        (Estimated Expenses
                                                                                           for 2005)(2)
                                                          NAV SHARES (1)                    NAV SHARES
MANAGEMENT FEE                                                 0.17%                           0.55%

DISTRIBUTION AND SERVICE (12b-1) FEE                           None                            None

OTHER EXPENSES                                                 0.05%                           0.04%(2)

TOTAL FUND ANNUAL EXPENSES                                     0.22%                           0.59%

FEE WAIVER                                                      --                             0.25%(3)

NET FUND ANNUAL EXPENSES                                       0.22%                           0.34%(3)

----------------------

(1) The Acquired Fund will not issue shares prior to the Effective Time. At that time, it will succeed to the business attributable to the NAV shares of its predecessor, the JVHST International Equity Index Fund, and carry over the financial statements of its predecessor. The fees and expenses shown in the table are those of the Acquired Fund's predecessor for the year ended 2003.

(2) The Acquiring Fund will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the year 2005, because the Acquiring Fund will carry over the financial statements of the Acquired Fund and report the historical financial information of the Acquired Fund for periods prior to the Effective Time as its own.

(3) The Acquiring Fund is subject to an expense cap. JHIMS will waive its advisory fee (or, if necessary, reimburse expenses of the Acquiring Fund) in an amount so that the rate of the Acquiring Fund's "Total Fund Annual Expenses" does not exceed 0.34%. JHT and JHIMS have entered into an agreement under which JHIMS' obligation to provide this expense cap with respect to the Acquiring Fund terminates only if JHT, without the prior written consent of JHIMS, sells shares of the Acquiring Fund to (or has shares of the Acquiring Fund held by) any person other than separate accounts of the insurance companies affiliated with JHIMS as specified in the agreement.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Acquired Funds and their corresponding Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                    1 YEAR       3 YEARS       5 YEARS       10 YEARS
JHVST INTERNATIONAL EQUITY INDEX FUND

(Acquired Fund)             --Series I  shares       $63          $199         $346          $  455
                            --Series II shares       $84          $262         $774          $1,014

JHT  INTERNATIONAL EQUITY INDEX TRUST A

(Acquiring Fund)            --Series I  shares       $67          $211         $368          $  822
                            --Series II shares       $88          $274         $477          $1,061

JHVST INTERNATIONAL EQUITY INDEX FUND--NAV

(Acquired Fund)                    - NAV shares      $23          $ 71         $124          $  280

JHT  INTERNATIONAL EQUITY INDEX TRUST B

(Acquiring Fund)                  - NAV  shares      $35          $109         $191          $  431

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Funds and the Acquiring Funds pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedules:

JHVST INTERNATIONAL EQUITY INDEX FUND        JHT INTERNATIONAL EQUITY INDEX TRUST A
JHVST INTERNATIONAL EQUITY INDEX FUND--NAV   JHT INTERNATIONAL EQUITY INDEX TRUST B
(ACQUIRED FUNDS)                             (ACQUIRING FUNDS)

0.18% of the first $100 million;           0.55% of the first $100 million; and
0.15% of the next $100 million; and        0.53% of the excess over $100 million.
0.11% of the excess over $200 million.

      SSgA Funds Management, Inc ("SSgA") serves as the subadviser to the Acquired Funds and the Acquiring Funds and is responsible for managing the investment and reinvestment of their respective assets. SSgA, located at One Lincoln Street, Boston, Massachusetts 02111, is owned by State Street Corporation, a financial services holding company. With regard to each Acquired Fund, SSgA receives as compensation for its services, a fee paid by JHLICO stated as an annual percentage of the average daily net assets of the Acquired Fund. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund. With regard to each Acquiring Fund, SSgA receives, as compensation for its services, a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since, as described above, the Acquired Funds and the Acquiring Funds have the same investment objectives and policies and the same subadviser and portfolio mangers, they have the same risks. The primary risks include the following:

STOCK               The value of the Funds' portfolio securities may go down in response to overall stock or bond
MARKET              market movements.  Markets tend to move in cycles, with periods of rising prices and periods of
RISK:               falling prices. The value of equity securities purchased by the Funds could decline if the financial condition of the companies the Funds invest in decline or if overall market and economic conditions deteriorate. Stocks tend to go up and down in value more than bonds.

INDEX               There are certain factors that may cause the Funds to track the MSCI ACW ex-US Index less
MANAGEMENT          closely.  For example: the securities selected by the subadviser may not be fully representative
RISK:               of the Index; transaction expenses of the Funds may result in Fund performance being different than that of the Index; and the size and timing of the Funds' cash flows may result in
                    Fund performance being different than that of the Index.

FOREIGN             The Funds invest in foreign securities, which involve special risks, including: limited
SECURITIES          government regulation (including less stringent investor protection and disclosure standards),
RISK:               exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency. To the extent the Funds invest in emerging market countries, their foreign securities risk will be higher.

MANAGER             Each Fund's subadviser and its investment strategies may fail to produce the intended results,
RISK:               and each Fund could underperform its peers or lose money if its subadviser's strategies do not perform as expected.

DERIVATIVES         Each Fund's use of certain derivative instruments (such as options, futures and swaps) can
RISK:               produce disproportionate gains or losses.  Derivatives are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

      The risks of investing in the Acquiring Funds are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Funds are more fully described in the JHVST Prospectus and the JHVST Prospectus (Series I and II), which are also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004, the annual total returns of the NAV shares, Series I shares and Series II shares of the present JHVST International Equity Index Fund. The performance of the Series I shares will be lower than the performance of the NAV shares due to the 12b-1 fees applicable to the Series I shares. The performance of the Series II shares will be lower than the performance of the NAV shares and the Series I shares due to the higher 12b-1 fees applicable to the Series II shares. Performance information for the Acquiring Funds is not presented because the Acquiring Funds have not yet commenced operations. After the Reorganization, the Acquiring Funds will assume with respect to each class of shares the historical performance of that class of shares of the JHVST International Equity Index Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                               ONE     FIVE      TEN    LIFE OF    DATE FIRST
FUND                                           FUND    YEAR     YEARS    FUND      AVAILABLE
----                                          -----    -----    -----   -------    ----------
JHVST INTERNATIONAL EQUITY INDEX FUND
(Acquired Fund)         -- NAV shares         20.24%   -0.95%    5.38%     N/A      05/02/1988
                        -- Series I shares      N/A      N/A      N/A    18.45%     05/03/2004
                        -- Series II shares     N/A      N/A      N/A    18.29%     05/03/2004

                     BOARD CONSIDERATION OF THE COMBINATIONS

      The JHVST Board of Trustees recommends the proposed Combinations as being in the best interests of shareholders of each of the Acquired Funds and variable contract and certificate owners whose contract values are invested in shares of the Acquired Funds. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combinations of the Acquired Funds into their corresponding Acquiring Funds include the following:

-- The Acquired Funds and the Acquiring Fund have substantially the same investment objectives, policies and risks, and their combinations will offer shareholders of each of the Acquired Funds continuity of investment objectives and expectations;

-- SSgA, as subadviser to the Acquired Funds and their corresponding Acquiring Funds, may be expected to provide continuity in the quality of its investment advisory services and personnel;

-- Comparative performance of the present JHVST International Equity Index Fund and the Acquiring Funds was not considered a significant factor since the Acquiring Funds are New Acquiring Funds which have no operating history; and

-- JHT is much larger than JHVST, and the Combination will provide shareholders of the Acquired Funds on an ongoing basis with greater prospects for growth and efficient management.

      Particular consideration was given to the expenses of each Acquired Fund and the corresponding Acquiring Fund. In the case of each Combination, the management fee and expected expense ratio of the Acquiring Fund are expected to be higher than those of the Acquired Fund. The Acquired Funds' fees and expenses, however, are lower than industry norms for this kind of fund and reflect competitive pricing issues in the particular markets for which the NAV shares of the Acquired Funds have traditionally been used as an underlying investment. In the case of JHT International Equity Index Fund A, the net effect of the proposed increase in management fee and decrease in Rule 12b-1 fees in relation to those applicable to the corresponding Acquired Fund is expected to result in a slight increase in the overall expense ratio. In the case of JHT International Equity Index Fund B, JHT intends to make that Acquiring Fund available only in the kinds of markets in which the NAV shares of the Acquired Fund were previously sold and has entered into a contract with JHIMS pursuant to which JHIMS has agreed to cap the expense ratio of that Acquiring Fund to meet the competitive needs of those markets. The cap has been set at a level that is somewhat higher than the expense ratio of the Acquired Fund. Because the expense ratio of the Acquiring Fund is expected to be higher than that of the Acquired Fund, JHLICO (U.S.A.) has agreed that it or one or more of its affiliates will pay the expenses of the Reorganization that are allocated to the Acquired Fund. Under these circumstances, and in light of the other benefits of each of the proposed Combinations and in anticipation that other series of JHVST will approve the Reorganization, which could leave the Acquired Funds (except as limited by a 0.10% expense cap that currently applies, but may not always apply, to the Acquired Funds) responsible for the expenses that are currently allocated to such other series, the Board concluded that despite the expected increase in expense ratio each of the Combinations was in the best interests of the shareholders of the Acquired Fund.

                                   PROPOSAL 12

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION OF THE LARGE CAP GROWTH FUND (AN "ACQUIRED FUND") OF JHVST INTO
            THE BLUE CHIP GROWTH TRUST (AN "ACQUIRING FUND") OF JHT.
                          (Large Cap Growth Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                            JHVST LARGE CAP GROWTH FUND                     JHT BLUE CHIP GROWTH TRUST
                                  (ACQUIRED FUND)                                (ACQUIRING FUND)
BUSINESS            A separate series of JHVST.                     A separate series of JHT.

APPROXIMATE         $671,742,060*                                   $1,610,932,176
NET ASSETS          *Adjusted to reflect JHVST Fund combination
AS OF 6/30/04:      effective October 29, 2004. See
                    "Capitalization."

INVESTMENT          John Hancock Life Insurance Company             John Hancock Investment Management Services, LLC
ADVISER:            ("JHLICO").                                     ("JHIMS").

INVESTMENT          Independence Investment, LLC ("Independence").  T. Rowe Price Associates, Inc. ("T. Rowe Price").
SUBADVISER AND
PORTFOLIO
MANAGERS:           The portfolio is managed by a team overseen     The portfolio is managed by an independent
                    by:                                             advisory committee chaired by:
                    Paul F. McManus                                 Larry J. Puglia
                    --Executive Vice-President of Independence      -- Vice-President of T. Rowe Price

INVESTMENT          To seek long-term capital appreciation.         To provide long-term growth of capital. Current
OBJECTIVE:                                                          income is a secondary objective.


PRINCIPAL           The Fund invests primarily in a diversified     The Fund invests at least 80% of its net assets
INVESTMENT          mix of common stocks of large established       in the common stocks of large and medium-sized
STRATEGY:           U.S. companies that are believed to offer       blue chip growth companies.  These are firms
                    above-average potential for growth in           that, in the subadviser's view, are well
                    revenues and earnings.                          established in their industries and have the
                                                                    potential for above-average earnings growth.

OTHER               The subadviser selects stocks using a           In identifying blue chip companies, the
INVESTMENT          combination of proprietary equity research      subadviser generally considers the following
STRATEGIES:         and quantitative tools. Stocks are purchased    characteristics:
                    that have improving fundamentals and            --Leading market positions:  Blue chip companies
                    attractive valuations. The subadviser seeks     often have leading market positions that are
                    to maintain risk and sector characteristics     expected to be maintained or enhanced over time.
                    similar to the Russell 1000 Growth

                    Index.                                          --Seasoned management teams:  Seasoned
                                                                    management teams with a track record of
                    The Fund normally invests in 75 to 160          providing superior financial results are
                    stocks, and at least 80% of its assets in       important for a company's long-term growth
                    large cap companies. For the purpose of this    prospects.
                    Fund, "large cap companies" are those with      --Strong financial fundamentals:  Companies
                    market capitalizations that are within the      should demonstrate faster earnings growth than
                    range of capitalization of companies            their competitors and the market in general;
                    represented in the Russell 1000 Index or the    high profit margins relative to competitors;
                    Russell 1000 Growth Index.                      strong cash flow; a healthy balance sheet with
                                                                    relatively low debt; and a high return
                                                                    on equity with a comparatively low
                                                                    dividend payout ratio.

                                                                    The subadviser evaluates the growth
                                                                    prospects of companies and the
                                                                    industries in which they operate and
                                                                    seeks to identify companies with
                                                                    strong market franchises in industries
                                                                    that appear to be strategically poised
                                                                    for long-term growth. This investment
                                                                    approach reflects the subadviser's
                                                                    belief that the combination of solid
                                                                    company fundamentals along with a
                                                                    positive industry outlook will
                                                                    ultimately reward investors with
                                                                    strong investment performance. Some of
                                                                    the companies the subadviser targets
                                                                    will have good prospects for dividend
                                                                    growth.

                                                                    The Fund may invest in debt securities
                                                                    of any type without regard to quality
                                                                    or rating. Such securities would be
                                                                    issued by companies which meet the
                                                                    investment criteria for the portfolio
                                                                    but may include non-investment grade
                                                                    debt securities ("junk bonds"). The
                                                                    portfolio will not purchase a
                                                                    non-investment-grade debt security if,
                                                                    immediately after such purchase, the
                                                                    portfolio would have more than 5% of
                                                                    its total assets invested in such
                                                                    securities.

HEDGING AND         The Fund may use a variety of hedging           The Fund may engage in a variety of investment
OTHER               strategies, including the use of:  put and      management practices for hedging purposes,
STRATEGIES:         call options on securities, financial futures   including  buying and selling futures and
                    contracts and fixed income indices and          options.  The Fund may invest up to 10% of its
                    interest rate swaps.                            total assets in hybrid instruments, which are a
                                                                    type of high-risk derivative which can combine
                                                                    the characteristics of securities, futures and
                                                                    options.

OTHER               The Fund may invest in initial public           While most of the assets of the Fund are
SECURITIES:         offerings (IPOs) and may purchase other types   invested in U.S. common stocks, the Fund may
                    of securities that are not primary investment   also purchase other types of securities,
                    vehicles, for example: U.S. dollar              including, (i) U.S. and non-U.S.  dollar
                    denominated foreign securities, certain         denominated foreign securities (up to 20% of its
                    Exchange Traded Funds (ETFs), and certain       total assets) including ADRs, (ii) convertible
                    derivatives (investments whose value is based   stocks, warrants and bonds, and (iii) futures
                    on indices or other securities).                and options. Investments in convertible
                                                                    securities, preferred stocks and debt securities
                    The Fund normally has 10% or less (usually      are limited to 25% of total assets.
                    lower) of its assets in cash and cash
                    equivalents.                                    The Fund holds a certain portion of its assets
                                                                    in money market reserves which can
                                                                    consist of shares of the T. Rowe Price
                                                                    Reserve Investment Fund (or any other
                                                                    internal T. Rowe Price money market
                                                                    fund) as well as U.S. and foreign
                                                                    dollar-denominated money market
                                                                    securities, including repurchase
                                                                    agreements, in the two highest rating
                                                                    categories, maturing in one year or
                                                                    less.

TEMPORARY           In abnormal market conditions, the Fund may take temporary defensive measures--such as holding
DEFENSIVE           unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's
INVESTING:          primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Funds are substantially similar. Both Funds seek long-term capital appreciation by investing primarily in common stocks of U.S. growth companies.

      The Funds differ principally in that: the Acquiring Fund seeks current income as a secondary objective; the Acquired Fund invests primarily in large cap companies, while the Acquiring Fund invests in both large and medium-sized companies; and the Acquiring Fund may normally invest up to 20% of its assets in both U.S. and non-U.S. dollar denominated foreign securities while the Acquiring Fund invests only in U.S. dollar denominated foreign securities. In addition, the Acquired Fund concentrates its investments in a relatively small number of issuers. While the subadviser to each Fund select stocks using fundamental analysis, the Acquired Fund's subadviser also uses quantitative tools.

      The investment objective of the Acquired Fund may, but at present that of the Acquiring Fund may not, be changed without shareholder approval. However, the Board of Trustees of JHT, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of the Acquiring Fund to be changed without shareholder approval and directed that the proposal be submitted to shareholders of the Acquiring Fund at the JHT Shareholders Meeting. s

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the NAV shares of the Acquired Fund for the year ended December 31, 2003; (ii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming they had been outstanding during the year ended December 31, 2003; and (iii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming that the Reorganization, including the issuance of NAV shares in connection therewith, had occurred at the commencement of the year ended December 31, 2003. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                   JHVST                    JHT                       JHT
                                              LARGE CAP GROWTH        BLUE CHIP GROWTH       BLUE CHIP GROWTH TRUST
                                                    FUND              TRUST (ACQUIRING        (ACQUIRING FUND) (4)
                                              (ACQUIRED FUND)              FUND)                   (Pro Forma
                                                                       (Pro Forma)(1)        Assuming Reorganization)
                                                 NAV SHARES              NAV SHARES                NAV SHARES
MANAGEMENT FEE                                     0.80%                   0.82%(3)                 0.81%(2)(3)

DISTRIBUTION AND SERVICE (12b-1) FEE                None                    None                    None

OTHER EXPENSES                                     0.06%                   0.05%                    0.04%

TOTAL FUND ANNUAL EXPENSES                         0.86%                   0.87%(3)                 0.85%(3)

----------------------
(1) The pro forma expense ratios for the NAV shares are based on the expense ratios of the Series I shares of the Acquiring Fund for the year ended December 31, 2003 adjusted to reflect the proposed management fee increase described in note (2) and the absence of a Rule 12b-1 fee applicable to the NAV shares.

(2) The amount shown reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund at the JHT Shareholders Meeting.

(3) JHIMS has voluntarily agreed to waive a portion of its advisory fee for the Acquiring Fund and JHT's Science & Technology Trust, Health Sciences Trust and Equity Income Trust. The waiver is based on the combined assets of these Funds and one other JHT Fund. Once these combined assets exceed specified amounts, the fee reduction is increased. This voluntary fee waiver may be terminated by JHIMS at any time. If such advisory fee waiver were reflected in the table, the advisory fee and total fund expenses for the Acquiring Fund - Pro forma and for the Acquiring Fund - Pro forma assuming Reorganization would have been, 0.80% and 0.85% and 0.81% and 0.79%, respectively.

(4) Does not reflect JHVST Fundamental Growth and JHVST Large Cap Growth B merging into JHVST Large Cap Growth on October 29, 2004.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
JHVST LARGE CAP GROWTH FUND                       $88          $274          $477          $1,061
(Acquired Fund) - NAV shares
JHT  BLUE CHIP GROWTH TRUST                       $89          $278          $482          $1,073
(Acquiring Fund) - NAV shares
(Pro forma)
JHT  BLUE CHIP GROWTH TRUST                       $87          $271          $471          $1,049
(Acquiring Fund) - NAV shares
(Pro forma assuming Reorganization)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedule:

JHVST LARGE CAP GROWTH FUND                         JHT BLUE CHIP GROWTH TRUST
(ACQUIRED FUND)                                     (ACQUIRING FUND)
0.80% of the first $500 million;                    0.825% of the first $1 billion; and
0.75% of the next $500 million; and                 0.800% of the excess over $1 billion.
0.70% of the excess over $100 billion.

      The fee schedule for the Acquiring Fund reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

      Independence Investment LLC ("Independence") serves as the subadviser to the Acquired Fund and is responsible for managing the investment and reinvestment of its assets. Independence is located at 53 State Street, Boston, Massachusetts 02109 and is owned by JHLICO. Its ultimate parent entity is MFC. As compensation for its services, Independence receives a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Portfolio. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund.

      T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as the subadviser to the Acquiring Fund and is responsible for managing the investment and reinvestment of its assets. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As compensation for its services, T. Rowe Price receives a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since the Acquired and Acquiring Funds are both growth funds which seek long-term capital appreciation by investing primarily in the securities of U.S. companies, and both may invest in foreign companies, they have substantially the same risks. The primary risks include the following:

STOCK               The value of the Funds' portfolio securities may go down in response to overall stock or bond
MARKET              market movements.  Markets tend to move in cycles, with periods of rising prices and periods of
RISK:               falling prices. The value of equity securities purchased by the Funds could decline if the financial condition of the companies the Funds invest in decline or if overall market and economic conditions deteriorate. Stocks tend to go up and down in value more than bonds.

INVESTMENT          The returns of a Fund's specific equity investment category may lag the return of the overall
CATEGORY            stock market. For example, the Acquired Fund's "large cap" approach and the Acquiring Fund's
RISK:               large and medium-sized company approach carry the risk that in certain markets such stocks will underperform small-cap stocks. Similarly, a Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks.

MANAGER             Each Fund's subadviser and its investment strategies may fail to produce the intended results,
RISK                and each Fund could underperform its peers or lose money if its subadviser's strategies do not perform as expected.

FOREIGN             The Funds invest in foreign securities, which involve special risks, including: limited
SECURITIES          government regulation (including less stringent investor protection and disclosure standards),
RISK:               exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency.

      The primary risks of investing in the Acquired and Acquiring Funds differ principally in that the Acquiring Fund may normally invest up to 20% of its assets in foreign securities and may invest to a limited extent in debt securities of any type without regard to quality or rating, including non-investment grade debt securities ("junk bonds"), and, therefore, may have greater exposure to foreign securities risk and to bond risk than the Acquired Fund which has no similar practices. The Acquired Fund, on the other hand, may experience more volatile performance since it concentrates its investments in a relatively small number of issuers.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds," below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004 and the other periods indicated: (i) the annual total return of the NAV shares of the Acquired Fund; and (ii) the annual total return of the Series I shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST or JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.


                                                   ONE      FIVE          TEN
FUND                                              YEAR      YEARS        YEARS
----                                             -----      -----        -----
JHVST LARGE CAP GROWTH FUND --NAV shares          4.34%     -8.52%        8.50%
(Acquired Fund)
JHT BLUE CHIP GROWTH TRUST  --Series I            9.03%     -2.40%       10.64%
shares  (1)
(Acquiring Fund)

--------------------
(1) For the Acquiring Fund, Series I share performance will be lower than NAV share performance because Series I shares have been subject to 12b-1 fees of 0.15% since January 2002.

                     BOARD CONSIDERATION OF THE COMBINATION

      The JHVST Board of Trustees recommends the proposed Reorganization as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund and the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- T. Rowe Price, as subadviser to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those currently provided by Independence, as subadviser to the Acquired Fund;

-- The Acquiring Fund has a management fee and an overall expense ratio that (before waiver) are marginally higher than those of the Acquired Fund, but they are within industry norms, and as a result of the voluntary fee waiver arrangement that is currently in place, the overall expense ratio of the Acquiring Fund is lower than that of the Acquired Fund; consequently, in the view of the Board, the relative expenses of the two Funds were not a basis for failing to approve the Combination given the other benefits of the Combination and the possibility that other series of JHVST will approve the Reorganization, which could leave the Acquired Fund (except as limited by a 0.10% expense cap that currently applies, but might not always apply, to the Acquired Fund) responsible for expenses that are currently allocated to such other series;

-- The Acquiring Fund has historically outperformed the Acquired Fund, and the performance of the Acquiring Fund may be expected to improve with larger assets and more efficient management following the Reorganization; and

-- The Combination will result in a portfolio which will have a larger asset base to defray costs and enable greater flexibility in portfolio management and will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 13

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                  COMBINATION OF THE MANAGED FUND OF JHVST INTO
                            THE MANAGED TRUST OF JHT
                               (Managed Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                                 JHVST MANAGED FUND                                JHT MANAGED TRUST
                                   (ACQUIRED FUND)                                  (ACQUIRING FUND)
BUSINESS            A separate series of JHVST.                     A separate series of JHT.

APPROXIMATE         $2,068,850,430                                  None*
NET ASSETS                                                          * The Acquiring Fund will commence operations
AS OF 6/30/04:                                                      upon the consummation of the Reorganization.

INVESTMENT          John Hancock Life Insurance Company             John Hancock Investment Management Services, LLC
ADVISER:            ("JHLICO").                                     ("JHIMS").

INVESTMENT          Independence Investment, LLC ("Independence");  Declaration Management and Research LLC
SUBADVISER AND      and Capital Guardian Trust Company ("CGTC")     ("Declaration"); Independence Investment LLC
PORTFOLIO                                                           ("Independence"); and Capital Guardian Trust
MANAGERS:                                                           Company ("CGTC").

                                                                    The Declaration portfolio manager is:
                                                                    James E. Shallcross
                                                                    --Senior Vice President of Declaration.

                    The Independence portfolio management team is overseen by: John C. Forelli (equity),
                    Senior Vice President of Independence; and James E Shallcross (fixed income), Senior
                    Vice President of Independence.

                    The CGTC Equity Research team consists of 25 research analysts with an average of 11 years experience with CGTC and 14 years of industry experience.

                    The CGTC portfolio managers (Fixed Income Investments) are: Christine Cronin, Vice
                    President of CGTC; James R. Mulally, Senior Vice President of CGTC; and Michael Locke,
                    Vice President of CGTC.

INVESTMENT          This is a balanced stock and bond fund that       To seek income and long-term capital
OBJECTIVE:          seeks income and long-term capital                appreciation.
                    appreciation.

PRINCIPAL           The Fund invests primarily in a diversified       The Fund is a balanced stock and bond Fund that
INVESTMENT          mix of:                                           invests primarily in a diversified mix of:
STRATEGY:           (a) common stocks of large and mid sized U.S.     (a) common stocks of large and mid sized U.S.
                    companies; and                                    companies, and
                    (b) bonds with an overall intermediate term       (b) bonds with an overall intermediate term average
                    term average maturity.                            maturity.

OTHER               The Fund employs a multi-subadviser approach      The Fund employs a multi-subadviser approach
INVESTMENT          with two subadvisers, each of which employs its   with three subadvisers, each of which employs its own
STRATEGIES:         own investment approach and independently         investment approach and independently
                    manages its portion of the Fund. At year          manages its portion of the portfolio. The
                    -end 2003, Independence managed approximately     portfolio will be rebalanced quarterly so that
                    80% of the assets of the Fund and CGTC managed    each subadviser manages the following portion of
                    the remainder. All investments in the Fund        the Fund: CGTC -- 50%; Independence  - 30%; and
                    will be                                           Declaration - 20%. These percentages are approximate.
                                                                      This

allocated equally between the two               allocation may change in the future.
subadvisers, while redemptions will be
allocated on an asset-weighted basis. These
allocation methodologies may change in the
future.

Independence selects stocks and bonds using a   Independence selects stocks that are believed to
combination of proprietary research and         have improving fundamentals and attractive
quantitative tools. Stocks are purchased that   valuations. Stocks are purchased that appear to be
are believed to have improving fundamentals     undervalued relative to their peers and have
and attractive valuations. Independence seeks   improving earnings growth prospects. Independence
to maintain the equity risk and sector          seeks to maintain risk and sector characteristics
characteristics of its portion of the Fund      similar to the market benchmark for the Fund.
similar to those of the overall equity
market. Independence invests in bonds and       Independence normally invests its portion of the
bond sectors that are attractively priced       portfolio primarily in a diversified mix of common
based on market fundamentals and technical      stocks of large U.S. companies.
factors. The subadviser opportunistically
emphasizes bonds with yields in excess of
Treasury securities.

Independence's portion of the Fund has a target mix of 60% equities and 40% bonds, which can fluctuate, under normal conditions, within +/- 5 percentage points of the target mix. Independence normally invests its equity portion in 75 to 160 stocks, with at least 80% (usually higher) in companies with market capitalizations that are within the range of capitalizations of companies in the S&P 500 Index or the Russell 1000 Index.

Independence normally has no more than 10% of its bond assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated.

CGTC selects stocks and bonds using             CGTC selects stocks and bonds using proprietary
proprietary fundamental research that focuses   fundamental research that focuses on identifying
on identifying securities that are believed     securities that are believed to be undervalued
to be undervalued (i.e., with current prices    (i.e., with current prices below long-term
below long-term value). CGTC's portion of the   value).  CGTC's portion of the Fund has a target
Fund has a target mix of 70% equities and 30%   mix of 70% equities and 30% bonds under normal
bonds, but CGTC actively manages the mix        market conditions, but CGTC actively manages the
within +/- 15 percentage points of the target   mix within +/-5 percentage points of the target
mix.                                            mix.

CGTC uses a multiple portfolio manager system   CGTC uses a multiple portfolio manager system in
in which the stock and bond portions of the     which the stock and bond portions of its portion
Fund are divided into segments that are each    of the Fund are divided into segments that are
managed by individual portfolio subadvisers     each managed by individual fund subadvisers
and/or research analysts.  CGTC's strategy is   and/or research analysts. CGTC's strategy is
normally broadly diversified since its          normally broadly diversified since its exposures
exposures reflect the aggregate decisions of    reflect the aggregate decisions of the multiple
the multiple fund subadvisers and research      portfolio managers and research analysts. CGTC's
analysts.  CGTC's equity sector exposures are   equity sector exposures are a result of stock
a result of stock selection as opposed to       selection as opposed to predetermined
predetermined allocations.                      allocations.

CGTC normally invests its equity portion in     CGTC normally invests at least 80%(usually higher)
75 to 160 stocks, with at least 80%(usually     of its equity portion in companies with market
higher) in companies with market                capitalizations of companies in the S&P 500
capitalization of companies in the S&P          Index or the Russell 1000 Index. CGTC may invest
500 Index or the Russell 1000(R) Index.         up to 30% of its bond assets in high yield and
                                                foreign bonds (denominated in foreign currencies).
CGTC may invest up to 30% of its bond assets
in high yield and foreign bonds (denominated
in foreign currencies).                         Declaration selects bonds using a combination of


                    Each portion of the Fund normally has 10% or    proprietary research and quantitative tools. It
                    less (usually lower) of its assets in cash      invests in bond and bond sectors that it
                    and cash equivalents.                           believes are attractively priced based on market
                                                                    fundamentals and technical factors. The
                                                                    subadviser opportunistically emphasizes bonds
                                                                    with yields in excess of Treasury securities.
                                                                    It normally has no more than 10% of its bond
                                                                    assets in high yield bonds and invests in
                                                                    foreign securities only if U.S.
                                                                    dollar-denominated.

HEDGING AND         The Fund may use a variety of hedging           The Fund is authorized to use various hedging
OTHER               strategies, including put and call options on   strategies, including: exchange-listed and
STRATEGIES:         securities, financial futures contracts and     over-the-counter put and call options on
                    fixed income indices and interest rate          securities, financial futures contracts and
                    swaps.                                          fixed income indices and other financial instruments,
                                                                    financial futures contracts, interest rate
                                                                    transactions and currency transactions.

OTHER               Each portion of each Fund may invest in initial public offerings (IPOs). Each portion of each
SECURITIES:         Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

TEMPORARY           In abnormal market conditions, each portion of the Fund may take temporary defensive
DEFENSIVE           measures--such as holding unusually large amounts of cash and cash equivalents--that are
INVESTING:          inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The Acquiring Fund is a New Acquiring Fund which been organized for purposes of the Reorganization and to substantially match the investment objectives, policies and risks of the Acquired Fund. Accordingly, both Funds are balanced stock and bond funds that seek income and long-term capital appreciation by investing primarily in (i) common stocks of large and mid sized U.S. companies and (ii) bonds with an overall intermediate term average maturity. In addition, both Funds are multi-managed, and the two subadvisers to the Acquired Fund (Independence and CGTC) will also serve, along with a third subadviser (Declaration), as subadvisers to the Acquiring Fund.

      The principal difference between the Funds is that the bond portion of the portfolio that is managed by Independence for the Acquired Fund will be managed by Declaration for the Acquiring Fund. It is expected that the proportion of the Acquiring Fund's assets invested in bonds will increase. This is expected to decrease risk inherent in the Fund, although it may also lower its potential return. However, in managing such portions, both subadvisers normally have no more than 10% of assets in high yield bonds and invest in foreign securities only if U.S. dollar-denominated.

      The investment objectives of both the Acquired Fund and the Acquiring Fund may be changed without shareholder approval.

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the Acquired Fund (NAV shares) for the year ended December 31,

2003; and (ii) the estimated expenses for the current year of the Acquiring Fund (NAV shares). The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                                JHT
                                                                                           MANAGED TRUST
                                                               JHVST                     (ACQUIRING FUND)
                                                           MANAGED FUND                 (Estimated Expenses
                                                          (ACQUIRED FUND)                  for 2005)(1)
                                                            NAV SHARES                      NAV SHARES
MANAGEMENT FEE                                                 0.68%                           0.73%

DISTRIBUTION AND SERVICE (12b-1) FEE                           None                            None

OTHER EXPENSES                                                 0.06%                           0.04%

TOTAL FUND ANNUAL EXPENSES                                     0.74%                           0.77%

----------------------
(1) The Acquiring Fund will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the year 2005 because the Acquiring Fund will carry over the financial statements of the Acquired Fund (and its predecessor) and report the historical financial information of the Acquired Fund (and its predecessor) for periods prior to the Effective Time as its own.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
JHVST MANAGED FUND                                $76          $237          $411          $918
(Acquired Fund) - NAV shares

JHT MANAGED TRUST                                 $79          $246          $428          $954
(Acquiring Fund) - NAV shares
(Estimated expenses for 2005)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedule:

JHVST MANAGED FUND                                  JHT MANAGED TRUST
(ACQUIRED FUND)                                     (ACQUIRING FUND)
0.74% of the first $500 million;                    0.75% at all asset levels.
0.68% of the next $500 million; and
0.65% of the excess over $1 billion.

      Independence Investment, LLC ("Independence") and Capital Guardian Trust Company ("CGTC") serve as subadvisers to the Acquired Fund, and each is responsible for managing the investment and reinvestment of its portion of the assets of the Acquired Fund. Independence, located at 53 State Street, Boston, Massachusetts 02109, is owned by JHLICO, which is an indirect wholly-owned subsidiary of MFC. CGTC is located at 333 South Hope Street in Los Angeles, California 90071. CGTC is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Each of Independence and CGTC receives, as compensation for its services, a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Fund. These fees are paid by JHLICO out of the management fee it receives for the Acquired Fund and are not additional charges to the Acquired Fund.

      Independence, CGTC and Declaration Management & Research, LLC ("Declaration") serve as subadvisers to the Acquiring Fund, and each is responsible for managing the investment and reinvestment of its portion of the assets of the Acquiring Fund. Declaration, located at 1650 Tysons Blvd., McLean, Virginia, is also owned by JHLICO and thus has MFC as its ultimate parent entity. Each of Independence, CGTC and Declaration receives, as compensation for its services, a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. These fees are paid by JHIMS out of the management fee it receives for the Acquiring Fund and are not additional charges to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since the Acquired and Acquiring Funds are both balanced stock and bond funds that seek income and long-term capital appreciation by investing primarily in (i) common stocks of large and mid-sized companies and (ii) bonds with an overall intermediate term average maturity, they have substantially the same risks. The primary risks include the following:

STOCK               The value of the Funds' portfolio securities may go down in response to overall stock or bond
MARKET              market movements.  Markets tend to move in cycles, with periods of rising prices and periods of
RISK:               falling prices. The value of equity securities purchased by the Funds could decline if the financial condition of the companies the Funds invest in decline or if overall market and economic conditions deteriorate. Stocks tend to go up and down in value more than bonds.

BOND                Bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the
RISK:               Funds' portfolios could be downgraded or the issuer of a bond could default on its obligations.
                    In general, lower-rated bonds involve more credit risk. When interest rates rise, bond prices generally fall. An increase in the average maturity of a Fund's bonds would generally make the Fund more sensitive to interest rate risk. A fund with shorter bond maturities is less sensitive to interest rate risk. Both Funds invest in bonds with an overall intermediate term average maturity.

HIGH                High yield or "junk bonds" may be subject to more volatile or erratic price movements than
YIELD BOND          investment grade securities due to investor sentiment. In a down market, high yield securities may
RISK:               become harder to value or to sell at a fair price.

PREPAYMENT          The share price or yield of each Fund could be hurt if interest rate movements cause the Fund's
RISK:               mortgage-related and callable securities to be paid off substantially earlier than expected.

MANAGER             Each Fund's subadvisers and their respective investment strategies may fail to produce the
RISK:               intended results, and each Fund could underperform its peers or lose money if its subadvisers'
                    strategies do not perform as expected.

INVESTMENT          The returns of a Fund's specific equity investment category may lag the return of the overall
CATEGORY            stock market. For example, Funds' "large/mid cap" approaches carry the risk that in certain
RISK:               markets large and mid cap stocks will underperform small-cap stocks.

MID CAP             The Funds' investments in mid-sized companies may be subject to more erratic price movements
STOCK RISK:         than investments in large established companies.

TURNOVER            In general, the greater the volume of buying and selling by a Fund (i.e., the higher its
RISK:               "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on its performance. Any turnover rate in excess of 100% is considered relatively high.
                    The Funds' turnover rates will generally be greater than 100%.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004, the annual total return of the NAV shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the NAV shares of the Acquired Fund as the historical performance of the NAV shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                             ONE       FIVE        TEN
FUND                                         YEAR      YEARS       YEARS
----                                        -----      ----        ----
JHVST MANAGED FUND    -- NAV shares          8.18%     1.66%       9.07%
(Acquired Fund)

                     BOARD CONSIDERATION OF THE COMBINATION

      The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- Independence and CGTC, as subadvisers to both the Acquired and Acquiring Funds, may be expected to provide continuity in the quality of investment advisory services and personnel, and Declaration, as an additional subadviser to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those currently provided by Independence and CGTC;

-- Although the management fee and expense ratio of the Acquiring Fund are expected to be higher than those of the Acquired Fund, they are within industry norms, and in the view of the Board were not a basis for failing to approve the Combination given the other benefits of the Combination and that JHLICO (U.S.A.) has agreed that it or one or more of its affiliates will pay the expenses of the Reorganization that are allocated to the Acquired Fund because the expense ratio of the Acquiring Fund is expected to be higher than that of the Acquired Fund. The Board also considered the possibility that other series of JHVST will approve the Reorganization, which could leave the Acquired Fund responsible for expenses that are currently allocated to such other series, except to the extent limited by a 0.10% expense cap that currently applies (but might not always apply) to the Acquired Fund;

-- Comparative performance of the Acquired and Acquiring Funds was not considered a significant factor since the Acquiring Fund is a New Acquiring Fund which has no operating history; and

-- JHT is much larger than JHVST, and the Combination will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 14

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
              COMBINATION OF THE MID CAP GROWTH FUND OF JHVST INTO
                         THE MID CAP STOCK TRUST OF JHT
                           (Mid Cap Growth Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

      Pursuant to the separate JHT Reorganization described under "Overview of the Proposed Reorganization," it is proposed that the JHT Aggressive Growth Trust will also be combined into the JHT Mid Cap Stock Trust (the "Acquiring Fund").

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                             JHVST MID CAP GROWTH FUND                           JHT MID CAP STOCK TRUST
                                  (ACQUIRED FUND)                                   (ACQUIRING FUND)
BUSINESS            A separate series of JHVST.                     A separate series of JHT.

APPROXIMATE         $220,812,743                                    $495,424,701*
NET ASSETS                                                          *Does not reflect a JHT Fund combination
AS OF 6/30/04:                                                      expected to become effective April 29, 2005. See
                                                                    "Capitalization."

INVESTMENT          John Hancock Life Insurance Company             John Hancock Investment Management Services, LLC
ADVISER:            ("JHLICO").                                     ("JHIMS").

INVESTMENT          Wellington Management Company, LLP              Wellington Management Company, LLP
SUBADVISER AND      ("Wellington")                                  ("Wellington")
PORTFOLIO
MANAGERS:           The portfolio manager is:                       The portfolio manager is:
                    Frank J. Broggan, CFA                           Michael Carmen
                    --Vice-President of Wellington                  -- Senior Vice-President of Wellington

INVESTMENT          This is a mid cap stock fund with a growth      To seek long-term growth of capital.
OBJECTIVE:          emphasis that seeks long-term capital           (The Fund is a mid cap stock fund.)
                    appreciation.

PRINCIPAL           The Fund invests primarily in the common        The Fund invests, under normal market
INVESTMENT          stocks of mid-sized U.S. Companies that are     conditions, at least 80% of its net assets (plus
STRATEGY:           believed to offer above-average potential for   any borrowings for investment purposes) in
                    growth in revenues and earnings.                equity securities of medium-sized companies with
                                                                    significant capital appreciation potential.

OTHER               The subadviser selects stocks using a           The subadviser's investment approach is based
INVESTMENT          combination of proprietary quantitative and     primarily on proprietary fundamental analysis,
STRATEGIES:         qualitative equity research. Quantitative       which may also be shaped by secular and industry
                    screening seeks to identify a group of          themes. Fundamental analysis involves the assessment
                    high-quality companies with above-average       of a company through such factors as its
                    growth characteristics, while equity research   business
                    seeks to identify individual companies

                     from that group with a higher potential for     environment, management, balance sheet, income
                     long-term earnings and capital appreciation.    statement, anticipated earnings, revenues and
                                                                     other related measures of value.
                     The subadviser buys companies that seem
                     attractive based on a combination of            In analyzing a company for investment, the
                     criteria, including: superior historical        subadviser looks for, among other things, a
                     earnings growth; prospects for above-average    strong balance sheet, strong earnings growth,
                     growth; attractive valuations; strong market    attractive industry dynamics, strong
                     positions; favorable new products; and          competitive advantages (e.g., great management
                     superior management.                            team), and attractive relative value within the
                                                                     context of a security's primary trading market.
                     The Fund's sector exposures are broadly         Securities are sold when the investment has
                     diversified but are primarily a result of       achieved its intended purpose, or because it is
                     stock selection and therefore may vary          no longer considered attractive.
                     significantly from its benchmark (Russell
                     2500 Growth Index).

                     The Fund normally invests in 60 to 110          The Fund tends to invest in companies whose
                     stocks and at least 80% of its assets in mid    capitalization is similar to the market
                     cap companies (those with market                capitalization of companies in the Russell Mid
                     capitalizations within the range of             Cap Index.
                     capitalizations of companies represented in
                     the Russell Mid Cap Growth Index or the         The Fund may invest up to 10% of its assets in
                     Russell Mid Cap Index).                         foreign securities.

                     The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

HEDGING AND          The Fund may use a variety of hedging           The Fund is authorized to use various
OTHER                strategies, including put and call options      strategies, including exchange-listed and
STRATEGIES:          on securities, financial futures contracts      over-the-counter put and call options on
                     and fixed income indices and interest rate      securities, financial futures contracts and
                     swaps.                                          fixed income indices and other financial
                                                                     instruments, financial futures contracts,
                                                                     interest rate transactions and currency
                                                                     transactions for hedging purposes.

OTHER                The Fund may invest in other types of
SECURITIES:          securities that are not primary investment
                     vehicles, including: U.S. dollar denominated
                     foreign securities, certain Exchange Traded
                     Funds (ETFs) and certain derivatives
                     (investments whose values are based on
                     indices or other securities).

TEMPORARY            In abnormal market conditions, the Fund may take temporary defensive measures - such as holding
DEFENSIVE            large amounts of cash and cash equivalents - that are inconsistent with the Fund's primary
INVESTING:           investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Funds are substantially similar. Both Funds are equity funds that seek long-term capital appreciation or growth of capital by investing primarily in the securities of U.S. mid-cap companies, and both have Wellington as subadviser.

      The two Funds differ principally in that the Acquiring Fund, but not the Acquired Fund, limits to 10% of its assets the amount it may invest in foreign securities, and the Acquired Fund has a practice of concentrating its investments in a relatively small number of issuers. In addition, the subadviser uses quantitative analysis and qualitative equity research in selecting stocks for the Acquired Fund and fundamental analysis in selecting stocks for the Acquiring Fund. Finally, the Acquired Fund historically has invested in companies with somewhat smaller market capitalizations than the Acquiring Fund is expected to do.

      The investment objective of the Acquired Fund may, but at present that of the Acquiring Fund may not, be changed without shareholder approval. However, the Board of Trustees of JHT, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of the Acquiring Fund to be changed without shareholder approval and directed that the proposal be submitted to shareholders at the JHT Shareholders Meeting.

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the NAV shares of the Acquired Fund for the year ended December 31, 2003; (ii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming they had been outstanding during the year ended December 31, 2003; (iii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming that the Reorganization, including the issuance of NAV shares in connection therewith, had occurred at the commencement of the year ended December 31, 2003; and (iv) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming that both the Combination and the combination of the JHT Aggressive Growth Trust into the Acquiring Fund pursuant to the JHT Reorganization had occurred at the commencement of the year ended December 31, 2003. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                          JHT                       JHT
                                            JHVST                JHT              MID CAP STOCK TRUST       MID CAP STOCK TRUST
                                        MID CAP GROWTH    MID CAP STOCK TRUST     (ACQUIRING FUND) (3)      (ACQUIRING FUND) (3)
                                             FUND          (ACQUIRING FUND)           (Pro Forma            (Pro Forma Assuming
                                       (ACQUIRED FUND)     (Pro Forma)(1)       Assuming Reorganization)    JHT Reorganization)
                                          NAV SHARES          NAV SHARES               NAV SHARES                NAV SHARES
MANAGEMENT FEE                              0.96%               0.87%                    0.86%(2)                  0.85%(2)

DISTRIBUTION AND SERVICE (12b-1) FEE        None                None                     None                      None

OTHER EXPENSES                              0.10%               0.07%                    0.06%                     0.05%

TOTAL FUND ANNUAL EXPENSES                  1.06%               0.94%                    0.92%                     0.90%

----------------------
(1) The pro forma expense ratios for the NAV shares are based on the expense ratios of the Series I shares of the Acquiring Fund for the year ended December 31, 2003 adjusted to reflect the proposed management fee increase described in note (2) and the absence of a Rule 12b-1 fee applicable to the NAV shares.

(2) The amount shown reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

(3) Reflects JHT Aggressive Growth Trust merging into JHT Mid Cap Stock Trust effective April 29, 2005.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
JHVST MID CAP GROWTH FUND                         $108         $337          $585          $1,294
(Acquired Fund) - NAV shares

JHT  MID CAP STOCK TRUST                          $ 96         $300          $520          $1,155
(Acquiring Fund) - NAV shares
(Pro forma)

JHT  MID CAP STOCK TRUST                          $ 94         $293          $509          $1,131
(Acquiring Fund) - NAV shares
(Pro forma assuming Reorganization)

JHT MID CAP STOCK TRUST                           $ 92         $287          $498          $1,108
(ACQUIRING FUND) - NAV Shares
(Pro forma - assuming JHT Reorganization)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedules:

JHVST MID CAP GROWTH FUND                 JHT MID CAP STOCK TRUST
(ACQUIRED FUND)                           (ACQUIRING FUND)
1.00% of the first $50 million;           0.875% of the first $200 million;
0.95% of the next $150 million; and       0.850% of the next $300 million; and
0.90% of the excess over $200 million.    0.825% of the excess over $500 million.

      The fee schedule for the Acquiring Fund reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

      Wellington Management Company, LLP ("Wellington") serves as the subadviser to both the Acquired Fund and the Acquiring Fund and is responsible for managing the investment and reinvestment of the assets of each. Wellington, a Massachusetts limited liability partnership, has its principal business offices located at 75 State Street, Boston, Massachusetts 02109. The managing partners of Wellington are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. With respect to the Acquired Fund, Wellington receives, as compensation for its services, a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Portfolio. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund. With respect to the Acquiring Fund, Wellington receives, as compensation for its services, a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since the Acquired and Acquiring Funds are both equity funds that seek long-term capital appreciation or growth of capital by investing primarily in the securities of U.S. mid-cap companies, they have substantially the same risks. The primary risks include the following:

STOCK               The value of the Funds' portfolio securities may go down in response to overall stock or bond
MARKET              market movements.  Markets tend to move in cycles, with periods of rising prices and periods of
RISK:               falling prices. The value of equity securities purchased by the Funds could decline if the financial condition of the companies the Funds invest in decline or if overall market and economic conditions deteriorate. Stocks tend to go up and down in value more than bonds.

INVESTMENT          The returns of a Fund's specific equity investment category may lag the return of the overall
CATEGORY            stock market. For example, the Funds' "mid-cap" approaches carry the risk that in certain
RISK:               markets mid-cap stocks will underperform small-cap and large cap stocks.

MID CAP             The Funds' investments in mid-sized companies may be subject to more erratic price movements
STOCK RISK:         than investments in large established companies.

MANAGER             Each Fund's subadviser and its investment strategies may fail to produce the intended results,
RISK                and each Fund could underperform its peers or lose money if its subadviser's strategies do not perform as expected.

      The primary risks of investing in the Acquired and Acquiring Funds differ in that: the Acquired Fund could, by investing more than 10% of its assets in foreign securities, have a greater exposure to foreign securities risk (including exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency); and the Acquired Fund's practice of concentrating its investments in a relatively small number of issuers could produce more volatile performance.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004: (i) the annual total return of the NAV shares of the Acquired Fund; and
(ii) the annual total return of the Series I shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST or JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                                      ONE       FIVE        TEN      LIFE OF      DATE FIRST
FUND                                                 YEAR       YEARS      YEARS       FUND       AVAILABLE
----                                                ------      -----      -----     -------      ----------
JHVST MID CAP GROWTH FUND -- NAV shares             11.67%      7.76%      11.46%      N/A        05/01/1994
(Acquired Fund)
JHT MID CAP STOCK TRUST   -- Series I shares (1)    19.04%      2.32%       N/A        2.19%      05/01/1999
(Acquiring Fund)

--------------------
(1) For the Acquiring Fund, Series I share performance will be lower than NAV share performance because Series I shares have been subject to 12b-1 fees of 0.15% since January 2002.

                     BOARD CONSIDERATION OF THE COMBINATION

      The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- Wellington, as subadviser to the both the Acquired and Acquiring Funds, may be expected to provide continuity in the quality of its investment advisory services and personnel;

-- The Acquiring Fund has a lower advisory fee and is expected to have a lower overall expense ratio than the Acquired Fund;

-- Although the Acquired Fund has historically outperformed the Acquiring Fund, the latter has a limited operating history and its performance may be expected to improve with larger assets and more efficient management following the Combination; and

-- The Combination will result in a portfolio which will have a larger asset base to defray costs and enable greater flexibility in portfolio management and will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 15

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
              COMBINATION OF THE MID CAP VALUE B FUND OF JHVST INTO
                           THE MID VALUE TRUST OF JHT
                           (Mid Cap Value B Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                         JHVST MID CAP VALUE B FUND                     JHT MID VALUE TRUST
                              (ACQUIRED FUND)                             (ACQUIRING FUND)
BUSINESS             A separate series of JHVST.          A separate series of JHT.

APPROXIMATE          $140,264,985*                        None*
NET ASSETS           * Adjusted to reflect a JHVST Fund   * The Acquiring Fund will commence operations
AS OF 6/30/04:       combination effective October 29,    upon the consummation of the Reorganization.
                     2004. See "Capitalization."

INVESTMENT           John Hancock Life Insurance          John Hancock Investment Management Services, LLC
ADVISER:             Company ("JHLICO").                  ("JHIMS").

INVESTMENT                              T. Rowe Price Associates, Inc ("T. Rowe Price")
SUBADVISER AND
PORTFOLIO            The Fund is managed by an investment advisory committee overseen by: David J. Wallack,
MANAGERS:            Vice President of T. Rowe Price

INVESTMENT           This is a mid cap stock fund with    To seek long-term capital appreciation
OBJECTIVE:           a value emphasis that seeks
                     long-term capital appreciation.

PRINCIPAL            The Fund invests primarily in a      The Fund, a mid cap stock fund with value
INVESTMENT           diversified mix of common stocks     emphasis, invests, under normal market
STRATEGY:            of mid-sized U.S. companies that     conditions, primarily in a diversified mix of
                     are believed to be undervalued by    common stocks of mid-sized U.S. companies that
                     various measures and offer good      are believed to be undervalued by various
                     prospects for capital appreciation.  measures and offer good prospects for capital appreciation.

OTHER                The subadviser employs a value       The subadviser employs a value approach in
INVESTMENT           approach in selecting stocks using   selecting stocks using proprietary fundamental
STRATEGIES:          proprietary fundamental equity       equity research.  The subadviser generally looks
                     research. The subadviser             for companies with:
                     generally looks for companies        --low stock prices relative to assets, earnings,
                     with:                                cash flow or business franchise value;
                     --low stock price relative to        --attractive operating margins and significant
                     assets, earnings, cash flow or       cash flow generation;
                     business franchise value;            --sound balance sheets and other positive
                     --attractive operating margins and   financial characteristics;
                     significant cash flow generation;    --significant stock ownership by management; and
                     --sound balance sheet and other      --experienced and capable management.
                     positive financial characteristics;
                     and
                     --significant stock ownership by
                     management.

                     The Fund's sector exposures are      The Fund's sector exposures are broadly
                     broadly diversified but are          diversified but are primarily a result of stock
                     primarily a result of stock          selection and therefore may vary significantly
                     selection and therefore may vary     from its benchmark.
                     significantly from its benchmark.

                     The Fund normally invests in 75 to   The Fund normally invests at least 80% (usually
                     140 stocks with at least 80%         higher) of its assets in companies with market
                     (usually higher) of its assets in    capitalizations that are within the range of
                     companies with market                capitalizations of companies in the Russell Mid
                     capitalizations that are             Cap

                    within the range of capitalizations of          Value Index or the Russell Mid Cap Index.
                    companies in the Russell Mid Cap Value
                    Index or the Russell Mid Cap Index.             The Fund normally has less than 10% of its
                                                                    assets in cash and cash equivalents.
                    The Fund normally has 10% or less (usually
                    lower) of its assets in cash and cash
                    equivalents.

HEDGING AND         The Fund may use a variety of hedging           The Fund is authorized to use various hedging
OTHER               strategies, including  put and call options     strategies, including: exchange-listed and
STRATEGIES:         on securities, financial futures contracts      over-the-counter put and call options on
                    and fixed income indices and interest rate      securities, financial futures contracts and
                    swaps.                                          fixed income indices and other financial
                                                                    instruments, financial futures contracts,
                                                                    interest rate transactions and currency
                                                                    transactions.

OTHER               The Fund may invest in initial public offerings (IPOs). The Fund may purchase other types of
SECURITIES:         securities that are not primary investment vehicles, for example: foreign securities, certain
                    Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

TEMPORARY           In abnormal market conditions, the Fund may take temporary defensive measures--such as holding
DEFENSIVE           unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's
INVESTING:          primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The Acquiring Fund is a New Acquiring Fund which been organized for purposes of the Reorganization and to substantially match the investment objectives, policies and risks of the Acquired Fund. Accordingly, both Funds are mid cap stock funds with value emphases that invest primarily in a diversified mix of common stocks of mid-sized U.S. companies. Moreover, T. Rowe Price is the subadviser for both Funds and uses substantially the same value approach in selecting securities for both.

      The investment objectives of the Acquired Fund and the Acquiring Fund may be changed without shareholder approval.

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

      For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the Acquired Fund (NAV shares) for the year ended December 31, 2003; and (ii) the estimated expenses for the current year of the Acquiring Fund (NAV shares). The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                                 JHT
                                                                                           MID VALUE TRUST
                                                               JHVST                      (ACQUIRING FUND)
                                                       MID CAP VALUE B FUND              (Estimated Expenses
                                                          (ACQUIRED FUND)                  for 2005)(1)(3)
                                                            NAV SHARES                       NAV SHARES
MANAGEMENT FEE                                                 1.05%                           1.01%

DISTRIBUTION AND SERVICE (12b-1) FEE                           None                            None

OTHER EXPENSES                                                 0.14%                           0.07%

TOTAL FUND ANNUAL EXPENSES                                     1.19%                           1.08%

EXPENSE REIMBURSEMENT                                          0.04%(2)                          --

NET FUND ANNUAL EXPENSES                                       1.15%                           1.08%

----------------------
(1) The Acquiring Fund will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the year 2005, because the Acquiring Fund will carry over the financial statements of the Acquired Fund and report the historical financial information of the Acquired Fund for periods prior to the Effective Time as its own.

(2) Under its investment management agreement with JHVST, JHLICO reimburses the Acquired Fund when its "other expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2005 and may be renewed each year thereafter by JHVST.

(3) Does not reflect the JHVST Mid Cap Value Fund merging into the JHVST Mid Cap Value B Fund effective October 29, 2004.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
JHVST MID CAP VALUE B FUND                        $117         $374          $650          $1,440
(Acquired Fund) - NAV shares

JHT MID CAP VALUE TRUST                           $110         $343          $595          $1,317
(Acquiring Fund) - NAV shares
(Estimated expenses for 2005)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund each pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedule:

JHVST MID CAP VALUE B FUND                 JHT MID CAP VALUE TRUST
(ACQUIRED FUND)                            (ACQUIRING FUND)
1.05% of the first $100 million; and       1.05% of the first $50 million; and
1.00% of the excess over $100 million.     0.95% of the excess over $50 million.

      T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as the subadviser to both the Acquired Fund and the Acquiring Fund and is responsible for managing the investment and reinvestment of the assets of each. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of
T. Rowe Price. With regard to the Acquired Fund, T. Rowe Price receives, as compensation for its services, a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Fund. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund. With regard to the Acquiring Fund, T. Rowe Price receives, as compensation for its services, a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since, as described above, the Acquired and Acquiring Funds are both mid-cap stock funds with value emphases that invest primarily in a diversified mix of common stocks of mid-sized U.S. companies, they have substantially the same risks. The primary risks include the following:

STOCK             The value of the Funds' portfolio securities may go down in
MARKET            response to overall stock or bond market movements. Markets
RISK:             tend to move in cycles, with periods of rising prices and
                  periods of falling prices. The value of equity securities purchased by the Funds could decline if the financial conditions of companies the Funds invest in decline or if overall market and economic conditions deteriorate. Stocks tend to go up and down in value more than bonds.

INVESTMENT        The returns of a Fund's specific equity investment category
CATEGORY RISK:    may lag the return of the overall stock market. For example, the Funds' "mid-cap" approaches carry the risk that in certain markets mid-cap stocks will underperform small-cap and or large cap stocks. Similarly, the Funds' "value" emphases carry the risk that in certain markets "value" stocks will underperform "growth" stocks.

MID CAP STOCK     The Funds' investments in mid-sized companies may be subject
RISK:             to more erratic price movements than investments in large
                  established companies.

MANAGER           Each Fund's subadviser and its investment strategies may fail
RISK:             to produce the intended results, and each Fund could
                  underperform its peers or lose money if its subadviser's strategies do not perform as expected.

CONCENTRATION     To the extent a Fund invests in securities of a relatively
RISK:             small number of issuers, it could RISK: experience more
                  volatile performance relative to funds that invest in a larger number of issuers.

         The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds," below.

                                   PERFORMANCE

         The following table shows, for the indicated periods ended December 31, 2004, the annual total return of the NAV shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the NAV shares of the Acquired Fund as the historical performance of the NAV shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                                          ONE       FIVE        TEN      LIFE OF      DATE FIRST
FUND                                                      YEAR      YEARS      YEARS       FUND       AVAILABLE
----                                                      ----      -----      -----       ----       ---------
JHVST MID CAP VALUE B FUND        -- NAV shares          18.74%     8.99%       N/A       8.00%       05/01/1998
(Acquired Fund)

                     BOARD CONSIDERATION OF THE COMBINATION

         The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

         Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially the same investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- T. Rowe Price, as subadviser to both the Acquired Fund and the Acquiring Fund, may be expected to provide continuity in its investment advisory services and personnel;

-- The Acquiring Fund has a lower advisory fee and a lower overall expense ratio than the Acquired Fund;

--Comparative performance of the Acquired and Acquiring Funds was not considered a significant factor since the Acquiring Fund is a New Acquiring Fund which has no operating history; and

-- JHT is much larger than JHVST, and the Combination will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.


                                   PROPOSAL 16

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
               COMBINATION OF THE MONEY MARKET FUND OF JHVST INTO
                         THE MONEY MARKET TRUST B OF JHT
                            (Money Market Fund Only)

                                    OVERVIEW

         For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                               JHVST MONEY MARKET FUND                          JHT MONEY MARKET TRUST B
                                   (ACQUIRED FUND)                                  (ACQUIRING FUND)
BUSINESS            A separate series of JHVST.                     A separate series of JHT.

APPROXIMATE         $658,330,721                                    None. *
NET ASSETS                                                          * The Acquiring Fund will commence operations
AS OF 6/30/04:                                                      upon the consummation of the Reorganization.

INVESTMENT          John Hancock Life Insurance Company             John Hancock Investment Management Services, LLC
ADVISER:            ("JHLICO").                                     ("JHIMS").

INVESTMENT          Wellington Management Company, LLP              MFC Global Investment Management (U.S.A.)

SUBADVISER AND      ("Wellington")                                  Limited ("MFC Global (U.S.A.)")
PORTFOLIO
MANAGERS:           The portfolio manager is:
                    John Keogh, Senior Vice President of
                    Wellington

INVESTMENT          This is a money market fund that seeks to       To obtain maximum current income consistent with
OBJECTIVE:          preserve capital and liquidity while also       preservation of principal and liquidity.
                    seeking to achieve a competitive yield.

PRINCIPAL           The Fund intends to maintain a stable net       The Fund intends to maintain a constant per
INVESTMENT          asset value of $1.00 per share.                 share net asset value of $10.00.
STRATEGY:
                    The Fund invests in U.S. dollar denominated     The Fund invests in high quality, U.S. dollar
                    money market instruments rated in one of the    denominated money market instruments of the
                    two highest short-term credit rating            following types:
                    categories, primarily including:                --obligations issued or guaranteed as to
                    --commercial paper and other short-term         principal and interest by the U.S. Government,
                    obligations of U.S. and foreign issuers         or any agency or instrumentality of the U.S.
                    (including asset-backed securities);            Government ("U.S. Government Securities"), or
                    --certificates of deposit, bank notes and       obligations of foreign governments including
                    other obligations of U.S. and foreign  banks    those issued or guaranteed as to principal or
                    and other lending institutions;                 interest by the Government of Canada (or any
                    --debt securities issued by foreign             province of Canada)(and payable in U.S. dollars);
                    governments and agencies;                       --certificates of deposit, bank notes, time
                    --U.S. Treasury, agency and state and local     deposits, Eurodollars, Yankee obligations and
                    government obligations; and                     bankers' acceptances of U.S. banks, foreign
                    --repurchase agreements.                        branches of U.S. banks, foreign banks and U.S.
                                                                    savings and loan associations which (at the date
                    The subadviser's investment approach combines   of investment) have capital, surplus and
                    top-down analysis with fundamental bottom-up    undivided profits as of the date of their most
                    security selection. The subadviser considers    recent published financial statements in excess
                    factors such as the anticipated level of        of $100,000,000 (or less than $100,000,000 if
                    interest rates and the maturity of individual   the principal amount of such bank obligations is
                    securities to determine the Fund's overall      insured by the Federal Deposit Insurance
                    weighted average maturity. The subadviser       Corporation or the Saving Association Insurance
                    seeks securities with an acceptable maturity,   Fund);
                    issued by issuers on a sound financial          --commercial paper rated (or guaranteed by a
                    footing, that are marketable and liquid and     company whose commercial paper is rated) within
                    that offer competitive yields.                  the two highest rating categories (such as "P-1"
                                                                    or "P-2" by Moody's or "A-1" or "A-2" by Standard &
                                                                    Poor's);
                                                                    --corporate obligations maturing in 397 days or less
                                                                    which at the date of investment are rated within the
                                                                    two highest rating categories (such as "Aa" or
                                                                    higher by Moody's or "AA" or higher by Standard &
                                                                    Poor's);
                                                                    --short-term obligations issued by state and local
                                                                    governmental issuers;
                                                                    --securities that have been structured to be
                                                                    eligible money market instruments such as
                                                                    participation interests in special purpose trusts
                                                                    that meet the quality and maturity requirements in
                                                                    whole or in part due to features for credit
                                                                    enhancement or for shortening effective maturity;
                                                                    and
                                                                    --repurchase agreements with respect to any of the
                                                                    foregoing obligations.

OTHER               The Fund only invests in individual             All of the Fund's investments will mature in 397
INVESTMENT          securities with a maximum remaining maturity    days or less, and the Fund maintains a
STRATEGIES:         of 397 days (13 months). The overall weighted   dollar-weighted average Fund maturity of 90 days
                    average maturity of the Fund's investments is   or less.
                    90 days or less. The Fund may invest:
                    --up to 5% of assets in securities rated in     The Fund may invest up to 20% of its assets in
                    the second-highest short-term category (or      any of the U.S. dollar denominated foreign
                    unrated equivalents); and                       securities described above.

                    --up to 1% of assets or $1 million (whichever
                    is greater) in securities of a single issuer    The Fund is not authorized to enter into
                    rated in the second-highest short-term          mortgage dollar rolls or warrants.
                    category (or unrated equivalents).

HEDGING AND         The Fund is not authorized to use financial     The Fund is not authorized to engage in hedging
OTHER STRATEGIES:   futures contracts, options thereon or options   strategies.
                    on indices.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives, policies and risks of the Acquired and Acquiring Funds are substantially similar. Both Funds are money market funds that seek capital preservation and liquidity as well as income by investing primarily in high quality, U.S. dollar denominated money market instruments, including U.S. dollar denominated foreign securities.

         There are no material differences between the two Funds.

         An investment in the Acquired Fund or the Acquiring Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Acquired and Acquiring Funds seek to preserve the value of an investment at $1.00 and $10.00 per share, respectively, it is possible to lose money by investing in either Fund.

         The investment objective of the Acquired Fund may, but at present that of the Acquiring Fund may not, be changed without shareholder approval. However, the Board of Trustees of JHT, at its December 13, 2005 meeting, approved a proposal that would permit the investment objective of the Acquiring Fund to be changed without shareholder approval and directed that the proposal be submitted to shareholders at the JHT Shareholders Meeting.

         The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

         For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

         The following table shows: (i) the ratio of expenses to average net assets of the Acquired Fund (NAV shares) for the year ended December 31, 2003; and (ii) the estimated expenses for the current year of the Acquiring Fund (NAV shares). The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

         Notwithstanding the following table, more recently available information as of June 20, 2004 indicated that the expense ratio of the Acquiring Fund is expected to be higher than that of the Acquired Fund.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                             JHVST                     JHT
                                       MONEY MARKET FUND      MONEY MARKET TRUST B
                                        (ACQUIRED FUND)          (ACQUIRING FUND)
                                                               (Estimated Expenses
                                                                  for 2005)(1)
                                          NAV SHARES               NAV SHARES
MANAGEMENT FEE                               0.25%                    0.49%

DISTRIBUTION AND SERVICE (12b-1) FEE         None                     None

OTHER EXPENSES                               0.06%                    0.04%

TOTAL FUND ANNUAL EXPENSES                   0.31%                    0.53%

FEE WAIVER                                     --                     0.25%(2)

NET FUND ANNUAL EXPENSES                     0.31%                    0.28%(2)

----------------------
(1) The Acquiring Fund will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the year 2005, because the Acquiring Fund will carry over the financial statements of the Acquired Fund and report the historical financial information of the Acquired Fund for periods prior to the Effective Time as its own.

(2) The Acquiring Fund is subject to an expense cap. JHIMS will waive its advisory fee (or, if necessary, reimburse expenses of the Acquiring Fund) in an amount so that the rate of the Acquiring Fund's "Total Fund Annual Expenses" does not exceed 0.28%. JHT and JHIMS have entered into an agreement under which JHIMS' obligation to provide this expense cap with respect to the Acquiring Fund terminates only if JHT, without the prior written consent of JHIMS, sells shares of the Acquiring Fund to (or has shares of the Acquiring Fund held by) any person other than the separate accounts of insurance companies affiliated with JHIMS as specified in the agreement.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
JHVST MONEY MARKET FUND                            $32          $ 100         $174           $393
(Acquired Fund) - NAV shares
JHT  MONEY MARKET TRUST B                          $29          $  90         $157           $356
(Acquiring Fund) - NAV shares
(Estimated expenses for 2005)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

         The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedule:

         JHVST MONEY MARKET FUND          JHT MONEY MARKET TRUST B
         (ACQUIRED FUND)                  (ACQUIRING FUND)

         0.25% at all asset levels.       0.50% of the first $500 million; and
                                          0.47% of the excess over $500 million.

         Wellington Management Company, LLP ("Wellington") serves as the subadviser to the Acquired Fund and is responsible for managing the investment and reinvestment of its assets. Wellington, a Massachusetts limited liability partnership, has its principal business offices located at 75 State Street, Boston, Massachusetts 02109. The managing partners of Wellington are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. As compensation for its services, Wellington receives a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Fund. This fee is paid by JHLICO out of the management fee it receives for the Acquired

Fund and is not an additional charge to the Acquired Portfolio.

         MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") serves as the subadviser to the Acquiring Fund and is responsible for managing the investment and reinvestment of its assets. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of MFC. The address of MFC and MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As compensation for its services, MFC Global (U.S.A.) receives a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since the Acquired and Acquiring Funds are both are money market funds that seek capital preservation and liquidity as well as income by investing primarily in high quality, U.S. dollar denominated money market instruments, including U.S. dollar denominated foreign securities, they have substantially the same risks. The primary risks include the following:

PRINCIPAL         As stated above, investments in the Funds are not bank
RISK:             deposits and are not guaranteed as to principal and interest.
                  Although each Fund seeks to maintain a constant net asset value per share, it is possible to lose money by investing in either Fund.

INTEREST          When interest rates rise, yields on the Funds' investments
RATE              will generally rise and prices on the Funds' investments will
RISK:             generally fall. When interest rates fall, the reverse will generally occur. The longer the remaining maturity of instruments held by a Fund, the more sensitive the Fund is to interest rate risk.

CREDIT            An issuer of a money market instrument held by a Fund may
RISK:             default on its obligation to pay principal and interest, and the credit rating of such instrument may be downgraded. In either case, the value of the instrument held by the Fund would fall.

FOREIGN           The Funds invest in foreign securities, which involve special
SECURITIES RISK:  risks, including: limited government regulation (including less stringent investor protection and disclosure standards), exposure to possible economic, political and social instability, foreign ownership limits and restrictions on removing currency.

MANAGER           Each Fund's subadviser and its investment strategies may fail
RISK:             to produce the intended results, and each Fund could
                  underperform its peers or lose money if its subadviser's strategies do not perform as expected.

         The primary risks of investing in the Acquired and Acquiring Funds differ principally in that the Acquired Fund, in contrast to the Acquiring Fund, may invest more than 20% of its assets in U.S. dollar denominated foreign securities and thus may have greater exposure to foreign securities risk.

         For an explanation of debt security ratings, see Appendix B hereto.

         The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

                                   PERFORMANCE

         The following table shows, for the indicated periods ended December 31, 2004, the annual total return of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the NAV shares of the Acquired Fund as the historical performance of the NAV shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                                 ONE         FIVE         TEN
FUND                                             YEAR        YEARS       YEARS
----                                             ----        -----       -----
JHVST MONEY MARKET FUND    ---NAV                1.09%       2.73%       4.06%
(Acquired Fund)

                  BOARD CONSIDERATION OF THE COMBINATION

         The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

         Particular factors considered by the JHVST Board in approving the Combination as to the Acquired Fund and the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- MFC Global (U.S.A.), as subadviser to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as that currently provided by Wellington, as subadviser to the Acquired Fund.

--Comparative performance of the Acquired and Acquiring Funds was not considered a significant factor since the Acquiring Fund is a New Acquiring Fund which has no operating history; and

--JHT is much larger than JHVST, and the Combination will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth and efficient management.


         Particular consideration was given to the expenses of the two funds. The management fee and expense ratio of the Acquiring Fund are expected to be higher than those of the Acquired Fund. The Acquired Fund's fees and expenses, however, are lower than industry norms for this kind of fund and reflect competitive pricing issues in the particular markets for which the Acquired Fund has been used as an underlying investment. JHT intends to make the Acquiring Fund available only in the kinds of markets previously served by the Acquired Fund and has entered into a contract with JHIMS pursuant to which JHIMS has agreed to cap the expense ratio of the Acquiring Fund to meet the competitive needs of those markets. The cap has been set at a level that is lower than the expense ratio of the Acquired Fund. Also, because the expense ratio of the Acquiring Fund is expected to be higher than that of the Acquired Fund, JHLICO (U.S.A.) has agreed that it or one or more of its affiliates will pay the expenses of the Reorganization that are allocated to the Acquired Fund. The Board also considered the possibility that other series of JHVST will approve the Reorganization, which could leave the Acquired Fund responsible for expenses that are currently allocated to such other series, except to the extent limited by a 0.10% expense cap that currently applies (but might not always apply) to the Acquired Fund. Under all these circumstances, and in light of the other benefits of the proposed Combination, the Board concluded that the Combination was in the best interests of the shareholders of the Acquired Fund.

                                   PROPOSAL 17

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
            COMBINATION OF THE OVERSEAS EQUITY B FUND OF JHVST INTO
                        THE OVERSEAS EQUITY TRUST OF JHT
                          (Overseas Equity B Fund Only)

                                    OVERVIEW

         For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                             JHVST OVERSEAS EQUITY B FUND                       JHT OVERSEAS EQUITY TRUST
                                   (ACQUIRED FUND)                                  (ACQUIRING FUND)
BUSINESS            A separate series of JHVST.                     A separate series of JHT.

APPROXIMATE         $252,858,479*                                   None. *
NET ASSETS          *Adjusted to reflect JHVST Fund combinations    * The Acquiring Fund will commence operations
AS OF 6/30/04:      effective October 29, 2004. See                 upon the consummation of the Reorganization.
                    "Capitalization."

INVESTMENT          John Hancock Life Insurance Company             John Hancock Investment Management Services, LLC
ADVISER:            ("JHLICO").                                     ("JHIMS").

                                Capital Guardian Trust Company ("CGTC")
INVESTMENT
SUBADVISER AND
PORTFOLIO           The portfolio of each Fund is managed by a team of multiple
MANAGERS:           portfolio managers and research analysts who include:

                          David I. Fisher                                 Christopher A. Reed
                          --Chairman of CGTC                              -- Vice President of CGTC
                          Arthur J. Gromadzki                             Lionel M. Sauvage
                          Richard N. Havas                                 -- Senior Vice President of CGCT
                          -- Senior Vice President of CGTC                Nilly Sikorsky
                          Nancy I. Kyle                                   -- President of CGTC
                          -- Senior Vice President of CGTC                Rudolf M. Staehelin
                          Gerald du Manior                                -- Senior Vice President of CGTC
                          ---Research Team Coordinator

INVESTMENT          This is an international stock fund that        To seek long-term capital appreciation.
OBJECTIVE:          seeks long-term capital appreciation.           (The Fund is an international stock fund.)

PRINCIPAL           The Fund normally invests at least 80% of its assets in equity securities of companies outside
INVESTMENT          the U.S., in a diversified mix of large established and medium-sized foreign companies located
STRATEGY:           primarily in developed countries and to a lesser extent in emerging markets.

OTHER               The subadviser selects stocks using proprietary fundamental
INVESTMENT          research to identify companies that are believed to be:
STRATEGIES:          --undervalued (i.e., with current stock price below
                     long-term value); and
                     --asset-rich with strong balance sheets and able to generate internal cash flows to meet capital needs.

                    The subadviser employs a research intensive approach using extensive field research and direct company contact to determine the fundamental value of a company. A company's future prospects are determined from analyzing a company's management, financial strength, products, markets, competitors, and future earnings and dividends.

                    The Fund is managed using a multiple portfolio manager system in which the Fund is divided into segments that are each managed by individual portfolio managers and/or research analysts. The Fund is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple fund subadvisers and research analysts managing the Fund.

                    The Fund's country and regional exposures are primarily a result of stock selection and therefore may vary significantly from the benchmark.

                    The Fund will invest no more that 15% of its assets in emerging market stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

The Fund invests in at least 3 different countries                    The Fund invests in at least three different countries
other than the U.S., but normally invests in 15 to 50                 other than the U.S.
countries.

                    The Fund normally invests in 150 to 300 stocks.

HEDGING AND         The Fund may use derivatives, such as futures and forwards,
OTHER STRATEGIES:   to implement foreign currency management strategies.
                    Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

OTHER               The Fund may invest in initial public offerings (IPOs) and
SECURITIES:         also may purchase other types of securities that are not
                    primary investment vehicles, for example: American
                    Depositary Receipts (ADRs), Global Depositary Receipts
                    (GDRs), European Depositary Receipts (EDRs), certain
                    Exchange Traded Funds (ETFs), and certain derivatives
                    (investments whose value is based on indices or other securities).

TEMPORARY           In abnormal market conditions, the Fund may take temporary
DEFENSIVE           defensive measures--such as holding unusually large amounts
INVESTING:          of cash and cash equivalents--that are inconsistent with the
                    Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The Acquiring Fund is a New Acquiring Fund which been organized for purposes of the Reorganization and to substantially match the investment objectives, policies and risks of the Acquired Fund. Accordingly, both Funds are international stock funds that invest at least 80% of their assets in equity securities of companies outside the U.S., in a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and to a lesser extent in emerging markets. Moreover, the Funds have the same subadviser and many of the same portfolio managers.

         The investment objectives of both the Acquired Fund and the Acquiring Fund may be changed without shareholder approval.

         The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

         For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

         NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the Acquired Fund (NAV shares) for the year ended December 31, 2003; and (ii) the estimated expenses for the current year of the Acquiring Fund (NAV shares). The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                             JHVST                              JHT
                                       OVERSEAS EQUITY B FUND          OVERSEAS EQUITY TRUST
                                          (ACQUIRED FUND)                (ACQUIRING FUND)
                                                                        (Estimated Expenses
                                                                          for 2005)(1)(4)
                                           NAV SHARES                       NAV SHARES
MANAGEMENT FEE                                1.13%(2)                         1.05%

DISTRIBUTION AND SERVICE (12b-1) FEE          None                             None

OTHER EXPENSES                                0.31%(3)                         0.09%

TOTAL FUND ANNUAL EXPENSES                    1.44%                            1.14%

----------------------
(1) The Acquiring Fund will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the year 2005, because the Acquiring Fund will carry over the financial statements of the Acquired Fund and report the historical financial information of the Acquired Fund for periods prior to the Effective Time as its own.

(2) The amount shown reflects percentages that are calculated as if the current management fee for the Acquired Fund, effective May 1, 2004, were in effect for all of 2003.

(3) The amount shown reflects the discontinuance in 2004 of JHLICO's agreement to reimburse the Acquired Fund for "other expenses" that exceeded 0.10% of the Fund's average daily net assets.

(4) Does not reflect the JHVST Overseas Equity Fund and JHVST Overseas Equity C Fund merging into the JHVST Overseas Equity B Fund effective October 29, 2004.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                  1 YEAR      3 YEARS       5 YEARS       10 YEARS
JHVST OVERSEAS EQUITY B FUND                       $147         $456          $787          $1,724
(Acquired Fund) - NAV shares

JHT  OVERSEAS EQUITY TRUST                         $116         $362          $628          $1,386
(Acquiring Fund) -  NAV shares
(Estimated expenses for 2005)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

         The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedules:

JHVST OVERSEAS EQUITY B FUND             JHT OVERSEAS EQUITY TRUST
(ACQUIRED FUND)                          (ACQUIRING FUND)
1.30% of the first $20 million;          1.05% of the first $300 million;
1.15% of the next $30 million; and       0.90% of the next $200 million; and
1.05%  of the excess over $50 million.   0.85% of the excess over $500 million.

         Capital Guardian Trust Company ("CGTC") serves as the subadviser to both the Acquired Fund and the Acquiring Fund and is responsible for managing the investment and reinvestment of the assets of each. CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. With regard to the Acquired Fund, CGTC receives, as compensation for its services, a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Fund. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund. With regard to the Acquiring Fund, CGTC receives, as compensation for its services, a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since, as described above, both Funds are international stock funds that invest at least 80% of their assets in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and to a lesser extent in emerging markets, and both have the same subadviser, they have substantially the same risks. The primary risks include the following:

FOREIGN           The Funds invest in foreign securities, which involve
SECURITIES        special risks, including: limited government regulation
RISK:             (including less stringent investor protection and disclosure standards), exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency. To the extent a Fund invests in emerging market countries, it's foreign securities risk will be higher. Both the Acquired and Acquiring Funds may invest up to 15% of assets in emerging market stocks.

STOCK             The value of the Funds' portfolio securities may go down in
MARKET            response to overall stock or bond market movements. Markets
RISK:             tend to move in cycles, with periods of rising prices and
                  periods of falling prices. Stocks tend to go up and down in value more than bonds. If a fund's investments are concentrated in certain sectors, the fund's performance could be worse than the overall market.

MANAGER           Each Fund's subadviser and its investment strategies may fail
RISK:             to produce the intended results, and each Fund could
                  underperform its peers or lose money if its subadviser's strategies do not perform as expected.

INVESTMENT        The returns of a Fund's specific equity investment category
CATEGORY RISK:    may lag the return of the overall stock market. For example, the Funds' "large" or "medium-sized" company approaches carry the risk that in certain markets large- or medium company stocks will underperform smaller company stocks.

DERIVATIVES       Each Fund's use of certain derivative instruments (such
RISK:             as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

         The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

                                   PERFORMANCE

         The following table shows, for the periods ended December 31, 2004, the annual total return of the NAV shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the NAV shares of the Acquired Fund as the historical performance of the NAV shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                                          ONE       FIVE        TEN      LIFE OF      DATE FIRST
FUND                                                     YEAR       YEARS      YEARS      FUND        AVAILABLE
----                                                     ----       -----      -----      ----        ---------
JHVST OVERSEAS EQUITY B FUND      -- NAV shares         11.02%     -4.49%       N/A       3.46%       05/01/1996
(Acquired Fund)

                     BOARD CONSIDERATION OF THE COMBINATION

         The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

         Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially the same investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- CGTC, as subadviser to both the Acquired Fund and the Acquiring Fund, may be expected to provide continuity in the quality of its investment advisory services and personnel;

-- The Acquiring Fund has a lower advisory fee and is expected to have a lower overall expense ratio than the Acquired Fund;

-- Comparative performance of the Acquired and Acquiring Funds was not considered a significant factor since the Acquiring Fund is a New Acquiring Fund which has no operating history; and

-- JHT is much larger than JHVST, and the Combination will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 18

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION OF THE REAL ESTATE EQUITY FUND OF JHVST INTO THE REAL ESTATE
                            SECURITIES TRUST OF JHT
                         (Real Estate Equity Fund Only)

                                    OVERVIEW

         For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                            JHVST REAL ESTATE EQUITY FUND                   JHT REAL ESTATE SECURITIES TRUST
                                   (ACQUIRED FUND)                                  (ACQUIRING FUND)
BUSINESS:           A separate series of JHVST.                     A separate series of JHT.

APPROXIMATE         $255,127,211                                    $723,670,534
NET ASSETS
AS OF 6/30/04:

INVESTMENT          John Hancock Life Insurance Company             John Hancock Investment Management Services, LLC
ADVISER:            ("JHLICO").                                     ("JHIMS").

INVESTMENT          RREEF America L.L.C. ("RREEF"); and             Deutsche Asset Management, Inc. ("DeAM")
SUBADVISER AND      Van Kampen
PORTFOLIO
MANAGERS:           The RREEF portfolio management team is          The portfolio managers are:
                    overseen by:                                    John F. Robertson
                    Karen J. Knudson                                --Vice-President of DeAM
                    -- Principal of RREEF                           Jerry W. Ehlinger
                    John F. Robertson                               -- Managing Director of DeAM
                    --Principal of RREEF                            Mark D. Zeisloft
                                                                    -- Vice-President of DeAM

                    The Van Kampen portfolio management team is     John W. Vojticek
                    overseen by:                                    -- Portfolio Manager for DeAM
                    Theodore R. Bigman
                    --Managing Director, Global Real Estate, of
                    Van Kampen
                    Douglas A. Funke
                    --Managing Director of Van Kampen

INVESTMENT          To seek above-average income and long-term      To achieve a combination of long-term capital
OBJECTIVE:          capital appreciation.                           appreciation and current income.

PRINCIPAL           The Fund normally invests at least 80% of its   Under normal market conditions, the Fund invests
INVESTMENT          assets in equity securities of companies        at least 80% of its net assets (plus any
STRATEGY:           principally engaged in the real estate          borrowings for investment purposes) in equity
                    industry, including real estate operating       securities of real estate investment trusts
                    companies, real estate investment trusts        ("REITs") and real estate companies.  Equity
                    ("REITs"), and other similar specialized        securities include common stock, preferred stock
                    ownership vehicles.                             and securities convertible into common stock.  A
                                                                    company is considered to be a real estate
                    The Fund mostly invests in stocks of U.S.       company if, in the opinion of the subadviser, at
                    companies but also invests to a limited         least 50% of its revenues or 50% of the market
                    extent in foreign stocks.                       value of its assets at the time its securities
                                                                    are purchased by the Fund are attributed to the
                                                                    ownership, construction,

                                                                    management or sale of real estate.

OTHER:              The Fund employs a multi-manager approach       The subadviser looks for real estate securities
INVESTMENT          with two subadvisers. Each subadviser employs   that it believes will provide superior returns
STRATEGIES:         its own investment approach and independently   to the portfolio and attempts to focus on
                    manages its portion of the Fund.  At the end    companies with the potential for stock price
                    of 2003, Van Kampen managed approximately 52%   appreciation and a record of paying dividends.
                    of the Fund's assets and RREEF managed the
                    remainder.  Investments in and redemptions      For this purpose it tracks economic conditions
                    from the Fund are evenly divided between the    and real estate market performance in major
                    subadvisers.  These allocation methodologies    metropolitan areas and analyzes performance of
                    may change in the future.                       various property types within those regions. The
                                                                    subadviser uses information from a nationwide
                    RREEF selects real estate stocks using a        network of real estate professionals to evaluate
                    combination of approaches:                      the holdings of real estate companies and REITs
                    --top-down, market overview to identify         in which the portfolio may invest. Its analysis
                    property sectors with attractive growth         also includes the companies' management
                    prospects; and                                  structures, financial structured and business
                    --fundamental research to identify companies    strategies. The goal of these analyses is to
                    having strong sustainable cash flow growth at   determine which of the issuers the subadvisers
                    reasonable valuations and strong management     believes will be the most profitable to the
                    and balance sheets.                             Fund.  The subadviser also considers the effect
                                                                    of the real estate securities markets in general
                    The sector exposures of this portion of the     when making investment decisions.  The
                    Fund may vary significantly from the Fund's     subadviser does not attempt to time the market.
                    benchmark.  RREEF normally invests in 30 to
                    60 securities in its portion of the Fund.       The subadviser expects that the Fund's assets
                                                                    will be invested primarily in equity REITs (
                    Van Kampen selects real estate stocks using a   those that buy real estate and pay investors
                    combination of:                                 income from the rents received and from any
                    --top-down, market overview to identify         profits on sale) but may also invest in other
                    undervalued property sectors and geographic     kinds of REITs, including mortgage REITs (those
                    regions; and                                    that lend money to building developers and other
                    --proprietary, fundamental value-driven         real estate companies and pay investors income
                    equity research to select companies that are    from the interest on those loans) and hybrid
                    attractively priced relative to the value of    REITs (those that engage in both owning real
                    their underlying real estate assets.            estate and making loans).

                    Van Kampen seeks to maintain broad exposure     The Fund may realize some short-term gains or
                    to key property sectors (i.e. apartments,       losses if the subadviser chooses to sell a
                    retail, and office/industrial) and normally     security because it believes that one or more of
                    invests in 30 to 60 securities in its portion   the following is true: of the
                    Fund.                                           --a security is not fulfilling its investment purpose;
                                                                    --a security has reached its optimum valuation; or
                    Each portion of the Fund normally has 10% or    --a particular company or general economic
                    less (usually lower) of its assets in cash      conditions have changed.
                    and cash equivalents.

HEDGING AND         The Fund may use a variety of hedging           The Fund is authorized to use various
OTHER STRATEGIES:   strategies, including put and call options on   strategies, including exchange-listed and
                    securities, financial futures contracts and     over-the-counter put and call options on
                    fixed income indices and interest rate swaps.   securities, financial futures contracts and
                                                                    fixed income indices and other financial instruments,
                                                                    financial futures contracts, interest rate
                                                                    transactions and currency transactions
                                                                    for hedging purposes.

OTHER               Each portion of the Fund may also purchase      When the subadviser believes that it is prudent,
SECURITIES:         other types of securities that are not          the Fund may invest a portion of its assets in
                    primarily investment vehicles, for example:     other securities, including convertible
                    foreign securities denominated in U.S.          securities, short-term securities, bonds, notes,
                    dollars or any other currency, equity           securities of companies not principally engaged
                    securities of non-real estate businesses        in the real estate industry, non-leveraged stock
                    whose real estate holdings are significant in   index futures contracts and other similar
                    relation to their market capitalization,        securities.  (Stock index futures contracts can
                    certain Exchange Traded Funds (ETFs) and        help the Fund's cash assets remain liquid while
                    certain derivatives.                            performing more like stocks.)

DIVERSIFICATION:    The Fund is diversified, meaning it may not     The Fund is non-diversified, meaning that it can
                    invest more than 5% of its total assets in      take larger positions in individual issuers.
                    the securities, or own more than 10% of the
                    outstanding voting securities, of any one
                    issuer.*

* The Fund became diversified on December 31, 2004.

TEMPORARY         In abnormal market conditions, each portion of the Fund may
DEFENSIVE         take temporary defensive measures - such as holding unusually
INVESTING:        large amounts of cash and cash equivalents -- that are
                  inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives, policies and risks of the Acquired and Acquiring Funds are substantially similar. Both Funds seek long-term capital appreciation and current income by investing primarily in equity securities of companies principally engaged in the real estate industry, and both Funds may invest in other types of securities, including foreign securities and securities not related to the real estate industry.

         The two Funds differ principally in that the Acquired Fund has two subadvisers which emphasize, respectively, growth and value approaches to selecting real estate securities, while the Acquiring Fund focuses on companies with the potential for growth. In addition, each separately managed portion of the Acquired Fund concentrates its investments in a relatively small number of issuers. Moreover, while the Acquired Fund has recently become "diversified", the Acquiring Fund is "non-diversified".

         The investment objective of the Acquired Fund may, but at present that of the Acquiring Fund may not, be changed without shareholder approval. However, the Board of Trustees of JHT, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of the Acquiring Fund to be changed without shareholder approval and directed that the proposal be submitted to shareholders of the Acquiring Fund at the JHT Shareholders Meeting.

         The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

         For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

         NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the NAV shares of the Acquired Fund for the year ended December 31, 2003; (ii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming they had been outstanding during the year ended December 31, 2003; and (iii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming that the Reorganization, including the issuance of NAV shares in connection therewith, had occurred at the commencement of the year ended December 31, 2003. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                   JHVST                    JHT                         JHT
                                           REAL ESTATE EQUITY     REAL ESTATE SECURITIES      REAL ESTATE SECURITIES
                                                   FUND                    TRUST                       TRUST
                                             (ACQUIRED FUND)         (ACQUIRING FUND)             (ACQUIRING FUND)
                                                                       (Pro Forma)(1)              (Pro Forma
                                                                                            Assuming Reorganization)
                                              NAV SHARES               NAV SHARES                   NAV SHARES
MANAGEMENT FEE                                     0.98%                  0.70%(2)                  0.70%(2)

DISTRIBUTION AND SERVICE (12b-1) FEE               None                   None                      None

OTHER EXPENSES                                     0.09%                  0.05%                     0.05%

TOTAL FUND ANNUAL EXPENSES                         1.07%                  0.75%                     0.75%
----------------------

(1) The pro forma expense ratios for the NAV shares are based on the expense ratios of the Series I shares of the Acquiring Fund for the year ended December 31, 2003 adjusted to reflect the proposed management fee increase described in note (2) and the absence of a Rule 12b-1 fee applicable to the NAV shares.

(2) The amount shown reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
JHVST REAL ESTATE EQUITY FUND                     $109         $340          $590          $1,306
(Acquired Fund) - NAV shares

JHT  REAL ESTATE SECURITIES TRUST                 $ 77         $240          $417          $  930
(Acquiring Fund) - NAV shares
(Pro forma)

JHT  REAL ESTATE SECURITIES TRUST                 $ 77         $240          $417          $  930
(Acquiring Fund) - NAV shares
(Pro forma assuming Reorganization)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

         The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedules:

JHVST REAL ESTATE EQUITY FUND              JHT REAL ESTATE SECURITIES TRUST
(ACQUIRED FUND)                            (ACQUIRING FUND)
1.10% of the first $50 million;            0.700% at all asset levels.
1.00% of the next $50 million;
0.90% of the next $100 million; and
0.80% of the excess over $200 million.

         The fee schedule for the Acquiring Fund reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

         RREEF America L.L.C. ("RREEF") and Van Kampen serve as subadvisers to the Acquired Fund, and each is responsible for managing the investment and reinvestment of the assets of its portion of the Acquired Fund. RREEF is located at 875 North Michigan Avenue 41st Floor, Chicago, Illinois 60611 and it is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Van Kampen is located at 1221 Avenue of the Americas, New York, New York 10020. "Van Kampen" is a registered trade name used by Morgan Stanley Investment Management, Inc. in its role as a subadviser to the Acquired Fund. As compensation for their services, each of RREEF and Van Kampen receives a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Fund. These fees are paid by JHLICO out of the management fee it receives for the Acquired Fund and are not additional charges to the Acquired Fund.

           Deutsche Asset Management, Inc. ("DeAM") serves as the subadviser to the Acquiring Fund and is responsible for managing the investment and reinvestment of its assets. DeAM, located at 280 Park Avenue, New York, New York 10017, is an indirect wholly-owned subsidiary of Deutsche Bank AG. As compensation for its services, DeAM receives a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since both Funds seek long-term capital appreciation and current income by investing primarily in equity securities of companies principally engaged in the real estate industry, and both may invest in foreign securities and securities not related to the real estate industry, they have substantially the same risks. The primary risks include the following:

STOCK             The value of the Funds' portfolio securities may go down in
MARKET            response to overall stock or bond market movements. Markets
RISK:             tend to move in cycles, with periods of rising prices and
                  periods of falling prices. The value of equity securities purchased by the Funds could decline if the financial conditions of companies the Funds invest in decline or if overall market and economic conditions deteriorate. Stocks tend to go up and down in value more than bonds.

REAL              REITs or other real estate-related securities are subject to
ESTATE            the risks associated with direct ownership of real estate,
SECURITIES        including declines in the value of real estate, risks related
RISK:             to general and local economic conditions, increases in
                  property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependant on management skills and generally are not diversified. They could also fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions under the 1940 Act. Mortgage REITs may be affected by the quality of any credit extended.

SECTOR            The Funds concentrate their investments in the real estate
RISK:             sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. In addition, companies in this sector may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the sector.

FOREIGN           The Funds invest in foreign securities, which involve special
SECURITIES        risks, including: limited government regulation (including
RISK:             less stringent investor protection and disclosure standards), exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency.

MANAGER           The Funds' subadvisers and their investment strategies may
RISK:             fail to produce the intended results, and the Funds could
                  underperform their peers or lose money if such strategies do not perform as expected.

         The primary risks of investing in the Acquired and Acquiring Fund differ in that each of the separately managed portions Acquired Fund concentrates its investments in a relatively small number of issuers and may therefore experience more volatile performance. In addition, the Acquiring Fund is "non-diversified", while the Acquired Fund, as of December 31, 2004, is "diversified." A non-diversified Fund's ability to take larger positions in individual companies could lead to more volatile performance relative to a more diversified fund.

         The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

                                   PERFORMANCE

         The following table shows, for the period indicated ended December 31, 2004: (i) the annual total return of the NAV shares of the Acquired Fund; and
(ii) the annual total return of the Series I shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST or JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                                          ONE       FIVE        TEN
FUND                                                     YEAR       YEARS      YEARS
----                                                     ----       -----      -----
JHVST REAL ESTATE EQUITY FUND     -- NAV shares         36.48%     21.51%     14.28%
(Acquired Fund)
JHT REAL ESTATE SECURITIES TRUST  --Series I shares(1)  32.04%     19.57%      9.77%
(Acquiring Fund)

--------------------
(1) For the Acquiring Fund, Series I share performance will be lower than NAV share performance because Series I shares have been subject to 12b-1 fees of 0.15% since January 2002.

                     BOARD CONSIDERATION OF THE COMBINATION

         The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

         Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- DeAM, as subadviser to the Acquiring Fund, may be expected to provide investment advisory services and personnel (including some of the same personnel) of at least the same quality of as those currently provided by RREEF and Van Kampen, as subadvisers to the Acquired Fund;

-- The Acquiring Fund has a lower advisory fee and is expected to have a lower overall expense ratio than the Acquired Fund;

-- Although the Acquired Fund has better long-term performance, the Acquiring Fund has had comparable performance in the short-term, especially after DeAM became the subadviser, and the performance of the Acquiring Fund may improve with larger assets and more efficient management following the Combination; and

-- The Combination will result in a portfolio which will have a larger asset base to defray costs and enable greater flexibility in portfolio management and will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.


                                   PROPOSAL 19

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
             COMBINATION OF THE SHORT-TERM BOND FUND OF JHVST INTO
                        THE SHORT-TERM BOND TRUST OF JHT
                           (Short-Term Bond Fund Only)

                                    OVERVIEW

         For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                              JHVST SHORT-TERM BOND FUND                        JHT SHORT-TERM BOND TRUST
                                   (ACQUIRED FUND)                                  (ACQUIRING FUND)
BUSINESS:           A separate series of JHVST.                     A separate series of JHT.

APPROXIMATE         $252,468,527                                    None. *
NET ASSETS                                                          * The Acquiring Fund will commence operations
AS OF 6/30/04:                                                      upon the consummation of the Reorganization.

INVESTMENT          John Hancock Life Insurance Company             John Hancock Investment Management Services, LLC
ADVISER:            ("JHLICO").                                      ("JHIMS").

INVESTMENT          Independence Investment, LLC                    Declaration Management & Research  LLC
SUBADVISER AND      ("Independence")                                ("Declaration")
PORTFOLIO
MANAGERS:           The portfolio managers are:                     The portfolio managers are:
                    James E. Shallcross                             James E. Shallcross
                    -- Senior Vice President of Independence        -- Senior Vice President of Declaration
                    Peter Farley, CFA                               Peter Farley
                    -- Vice President of Independence               -- Vice President of Declaration

INVESTMENT          This is a short-term bond fund of medium        To seek income and capital appreciation.
OBJECTIVE:          credit quality that seeks income and capital    (The Fund is a short-term bond fund.)
                    appreciation.

PRINCIPAL           The Fund normally invests at least 80% of its assets in a diversified mix of debt securities and
INVESTMENT          instruments, including but not limited to:
STRATEGY:                    --U.S. Treasury and Agency securities;
                             --asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");
                             --corporate bonds, both U.S. and foreign (if dollar-denominated); and
                             --foreign government and agency securities (if dollar denominated).

OTHER               The subadviser evaluates specific bonds and bond sectors using a combination of proprietary
INVESTMENT          research and quantitative tools.  The subadviser invests in bonds and bond sectors that are
STRATEGIES:         attractively priced based upon market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

                    The Fund normally has:   --an average credit quality rating of "A" or "AA";
                                             --a weighted average effective maturity between one and three years;
                                             --no more than 15% of its assets in high yield bonds; and
                                             --10% or less of its assets in cash and cash equivalents.

HEDGING AND         The Fund may purchase other types of            The Fund is authorized to use various hedging
OTHER STRATEGIES:   securities that are not primary investment      strategies, including: exchange-listed and
                    vehicles, for example: certain derivatives      over-the-counter put and call options on
                    (investments whose value is based on indexes    securities, financial futures contracts and
                    or other securities).                           fixed income indices and other financial
                                                                    instruments, financial futures contracts,
                                                                    interest rate transactions and currency
                                                                    transactions.

OTHER               The Fund may purchase other types of            The Fund may have significant exposure to
SECURITIES:         securities that are not primary investment      derivatives, such as forwards, futures, options
                    vehicles, for example: certain derivatives      and swaps. The subadviser actively uses
                    (investments whose value is based on indexes    derivatives to manage the average maturity and
                    or other securities).                           interest rate sensitivity for the Fund.
                                                                    Currency management strategies are primarily
                                                                    used for hedging purposes and to protect against
                                                                    changes in foreign currency exchange rates.

TEMPORARY           In abnormal market conditions, the Fund may take temporary defensive measures--such as holding
DEFENSIVE           unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's
INVESTING:          primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The Acquiring Fund is a New Acquiring Fund which been organized for purposes of the Reorganization and to substantially match the investment objectives, policies and risks of the Acquired Fund. Accordingly, both Funds are short-term bond funds of medium credit quality that seek income and capital appreciation. Both Funds have the same average credit quality of "A" or "AA" and the same weighted average effective maturity between one and three years, and neither invests more that 15% of its total assets in high yield bonds. Moreover, the Funds, whose subadvisers are affiliated, have the same portfolio managers.

         The investment objectives of both the Acquired Fund and the Acquired Fund may be changed without shareholder approval.

         The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

         For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

         NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the Acquired Fund (NAV shares) for the year ended December 31, 2003; and (ii) the estimated expenses for the current year of the Acquiring Fund (NAV shares). The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                              JHVST                             JHT
                                                       SHORT-TERM BOND FUND            SHORT-TERM BOND TRUST
                                                          (ACQUIRED FUND)                (ACQUIRING FUND)
                                                                                        (Estimated Expenses
                                                                                          for 2005)(1)(2)
                                                            NAV SHARES                      NAV SHARES
MANAGEMENT FEE                                                 0.60%                           0.58%(2)

DISTRIBUTION AND SERVICE (12b-1) FEE                           None                            None

OTHER EXPENSES                                                 0.07%                           0.05%

TOTAL FUND ANNUAL EXPENSES                                     0.67%                           0.63%

----------------------
(1) The Acquiring Fund will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees, which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the year 2005, because the Acquiring Fund will carry over the financial statements of the Acquired Fund (and its predecessor) and report the historical financial information of the Acquired Fund (and its predecessor) for periods prior to the Effective Time as its own.

(2) Advisory fees are reduced or JHIMS reimburses the Acquiring Fund if the total of all expenses (including, for example, custodial, legal and accounting fees, but excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business) applicable to the Acquiring Fund exceed 0.50%. This voluntary expense reimbursement is not reflected in the table above and may be terminated at any time.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                 1 YEAR       3 YEARS     5 YEARS     10 YEARS
JHVST SHORT-TERM BOND FUND                        $68          $214        $373         $835
(Acquired Fund) - NAV shares

JHT  SHORT-TERM BOND TRUST                        $64          $202        $351         $786
(Acquiring Fund) - NAV shares
(Estimated expenses for 2005)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

         The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedules:

JHVST SHORT-TERM BOND FUND           JHT SHORT-TERM BOND TRUST
(ACQUIRED FUND)                      (ACQUIRING FUND)
0.60% at all asset levels.           0.60% of the first $100 million;
                                     0.575% of the next $150 million; and
                                     0.55% of the excess over $250 million.

         Independence Investment, LLC ("Independence") serves as the subadviser to the Acquired Fund and is responsible for managing the investment and reinvestment of its assets. Independence is located at 53 State Street, Boston, Massachusetts 02109 and is owned by JHLICO. The ultimate parent entity of JHLICO is MFC. As compensation for its services, Independence receives a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Fund. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund.

         Declaration Management & Research LLC ("Declaration") serves as the subadviser to the Acquiring Fund and is responsible for managing the investment and reinvestment of its assets. Declaration is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, Virginia 22102. Declaration is a wholly-owned subsidiary of Independence Declaration Holdings LLC ("Independence Holdings") which, in turn, is a wholly owned subsidiary of JHLICO. The ultimate parent entity of JHLICO is MFC. As compensation for its services, Declaration receives a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since both Funds are short-term bond funds of medium credit quality that seek income and capital appreciation and have the same average credit quality, average effective maturity and limitation on investing in high yield bonds, they have substantially the same risks. The primary risks include the following:

STOCK             The value of the Funds' portfolio securities may go down in
MARKET            response to overall stock or bond market movements. Markets
RISK:             tend to move in cycles, with periods of rising prices and
                  periods of falling prices. Stocks tend to go up and down in value more than bonds.

BOND              Bonds are subject to credit risk and interest rate risk. The
RISK:             credit rating of bonds in the Funds' portfolios could be
                  downgraded or the issuer of a bond could default on its obligations. In general, lower-rated bonds involve more credit risk. When interest rates rise, the Funds' bond yields will generally rise, and the Funds' bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Funds, the more sensitive the Funds are to interest rate risk. The Funds have less interest rate risk than intermediate term or long term bond funds.

HIGH              High yield or "junk bonds" may be subject to more volatile or
YIELD BOND        erratic price movements than investment grade securities due
RISK:             to investor sentiment. In a down market, high yield securities may become harder to value or to sell at a fair price.

TURNOVER          The Funds' turnover rates will generally be greater than 100%.
RISK:             In general, the greater the volume of buying and selling by a
                  Fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on its performance. Any turnover rate in excess of 100% is considered relatively high.

DERIVATIVES       The Funds' use of certain derivative instruments (such as
RISK:             options, futures and swaps) can produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

CONCENTRATION     The Funds' investments in securities of a relatively small
RISK:             number of issuers could produce more volatile performance
                  relative to funds that invest in a larger number of issuers.

FOREIGN           The Funds invest in foreign securities, which involve special
SECURITIES        risks, including: limited government regulation (including
RISK:             less stringent investor protection and disclosure standards), exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency.

MANAGER           Each Fund's subadviser and its investment strategies may fail
RISK:             to produce the intended results, and each Fund could
                  underperform its peers or lose money if its subadviser's strategies do not perform as expected.

         The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds," below.

                                   PERFORMANCE

         The following table shows, for the indicated periods ended December 31, 2004, the annual total return of the NAV shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the NAV shares of the Acquired Fund as the historical performance of the NAV shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                                          ONE       FIVE        TEN      DATE FIRST
FUND                                                     YEAR       YEARS      YEARS     AVAILABLE
----                                                     ----       -----      -----     ---------
JHVST SHORT-TERM BOND FUND      -- NAV shares            1.42%      5.15%      5.58%     05/01/1994
(Acquired Fund)

                     BOARD CONSIDERATION OF THE COMBINATION

         The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

         Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially the same investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- Declaration, as subadviser to the Acquiring Fund, may be expected to provide the same quality of investment advisory services and personnel as those currently provided by Independence as subadviser to the Acquired Fund;

-- The Acquiring Fund has a lower advisory fee and is expected to have a lower overall expense ratio than the Acquired Fund;

-- Comparative performance of the Acquired and Acquiring Funds was not considered a significant factor since the Acquiring Fund is a New Acquiring Fund which has no operating history; and

-- JHT is much larger than JHVST, and the Combination will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 20

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
        COMBINATION OF THE SMALL CAP EMERGING GROWTH FUND OF JHVST INTO
                        THE SMALL CAP GROWTH TRUST OF JHT
                      (Small Cap Emerging Growth Fund Only)

                                    OVERVIEW

         For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                         JHVST SMALL CAP EMERGING GROWTH FUND                  JHT SMALL CAP GROWTH TRUST
                                   (ACQUIRED FUND)                                  (ACQUIRING FUND)
BUSINESS            A separate series of JHVST.                     A separate series of JHT.

APPROXIMATE         $231,145,083*                                   None*
NET ASSETS          *Adjusted to reflect a JHVST Fund combination   * The Acquiring Fund will commence operations
AS OF 6/30/04:      effective October 29, 2004.  See                upon the consummation of the Reorganization.
                    "Capitalization."

INVESTMENT          John Hancock Life Insurance Company             John Hancock Investment Management Services, LLC
ADVISER:            ("JHLICO").                                     ("JHIMS").

INVESTMENT                                           Wellington Management Company, LLP ("Wellington")
SUBADVISER AND
PORTFOLIO                   The portfolio manager is: Steven C. Angeli, Senior Vice President of Wellington.
MANAGERS:

INVESTMENT          This is a small-cap stock fund with a growth    To seek long-term capital appreciation
OBJECTIVE:          emphasis that seeks long-term capital           (The Fund is a small cap stock fund.)
                    appreciation.

PRINCIPAL           The Fund invests primarily in the common        The Fund invests, under normal market
INVESTMENT          stocks of small U.S. companies that are         conditions, primarily in small-cap companies
STRATEGY:           believed to offer above-average potential for   that are believed to offer above-average
                    growth in revenues and earnings.                potential for growth in revenues and earnings.

                    The Fund normally invests in 50 to 120 stocks.

OTHER             The subadviser selects stocks using a combination of initial
INVESTMENT        and quantitative screening and in depth proprietary equity
STRATEGIES:       research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings. Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.

                  The subadviser looks for companies based on a combination of criteria including: improving market shares and strong financial trends, superior management with significant equity ownership; and attractive valuations relative to earnings growth outlook.

                  The Fund is likely to experience periods of higher turnover in portfolio securities because the subadviser frequently adjusts the selection of companies and/or their position size based on these criteria. The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from the benchmark.

                  The Fund will normally invests at least 80% of its assets in small companies (those with market capitalization that are within the range of capitalization of companies represented in the Russell 2000 Growth Index or the Russell 2000 Index).

                  The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

HEDGING AND       The Fund may use a variety of     The Fund is authorized to
OTHER STRATEGIES: hedging strategies, including     use various hedging
                  the use of: put and call options  strategies, including
                  on securities, financial futures  exchange-listed and
                  contracts and fixed income        over-the-counter put and
                  indices and interest rate swaps.  call options on
                                                    securities, financial
                                                    futures contracts and
                                                    fixed income indices and
                                                    other financial
                                                    instruments, financial
                                                    futures contracts,
                                                    interest rate transactions
                                                    and currency transactions.

OTHER             The Fund may invest in initial public offerings (IPOs).
SECURITIES:

                  The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds
                  (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

TEMPORARY         In abnormal market conditions, the Fund may take temporary
DEFENSIVE         defensive measures--such as holding unusually large amounts of
INVESTING:        cash and cash equivalents--that are inconsistent with the
                  Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The Acquiring Fund is a New Acquiring Fund which been organized for purposes of the Reorganization and to substantially match the investment objectives, policies and risks of the Acquired Fund. Accordingly, both Funds seek long-term capital appreciation by investing primarily in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings. The Funds will be managed in the same manner by the same subadviser and portfolio manager.

         The two Funds differ principally in that the Acquired Fund normally concentrates its investments in 50 to 120 stocks, a relatively small number of issuers.

         The investment objectives of both the Acquired Fund and the Acquiring Fund may be changed without shareholder approval.

         The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

         For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

         NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund The following table shows: (i) the ratio of expenses to average net assets of the Acquired Fund (NAV shares) for the year ended December 31, 2003; and (ii) the estimated expenses for the current year of the Acquiring Fund (NAV shares). The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                        JHT
                                                                     SMALL CAP
                                              JHVST                 GROWTH TRUST
                                        SMALL CAP EMERGING        (ACQUIRING FUND)
                                           GROWTH FUND          (Estimated Expenses
                                         (ACQUIRED FUND)           for 2005)(1)(2)
                                            NAV SHARES               NAV SHARES
MANAGEMENT FEE                                 1.01%                    1.08%

DISTRIBUTION AND SERVICE (12b-1) FEE           None                      None

OTHER EXPENSES                                 0.20%                    0.07%

TOTAL FUND ANNUAL EXPENSES                     1.21%                    1.15%

EXPENSE REIMBURSEMENT                          0.10%(3)                   --

NET FUND ANNUAL EXPENSES                       1.11%                    1.15%

----------------------

(1) The Acquiring Fund will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the year 2005, because the Acquiring Fund will carry over the financial statements of the Acquired Fund (and its predecessor) and report the historical financial information of the Acquired Fund (and its predecessor) for periods prior to the Effective Time as its own.

(2) Advisory fees are reduced or JHIMS reimburses the Acquiring Fund if the total of all expenses (including, for example, custodial, legal and accounting fees, but excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business) applicable to the Acquiring Fund exceed the annual rate of 0.50% of the average net assets of the Fund. This voluntary expense reimbursement is not reflected in the table and may be terminated at any time.

(3) Under its investment management agreement with JHVST, JHLICO reimburses the Acquired Fund when its "other expenses" exceed 0.10%. This agreement will remain in effect until May 1, 2005 and may be renewed thereafter by JHVST.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                               1 YEAR          3 YEARS         5 YEARS         10 YEARS
JHVST SMALL CAP EMERGING GROWTH FUND            $113            $374            $655            $1,457
(Acquired Fund) - NAV shares
JHT  SMALL CAP GROWTH TRUST                     $117            $365            $633            $1,398
(Acquiring Fund) - NAV shares
(Estimated expenses for 2005)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

         The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedule:

JHVST SMALL CAP EMERGING GROWTH FUND      JHT SMALL CAP GROWTH TRUST
(Acquired Fund)                           (Acquiring Fund)
1.05% of the first $100 million; and      1.10% of the first $100 million; and
1.00% of the excess over $100 million.    1.05  of the excess over $100 million.

         Wellington Management Company, LLP ("Wellington") serves as the subadviser to both the Acquired Fund and the Acquiring Fund and is responsible for managing the investment and reinvestment of the assets of each. Wellington, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. The managing partners of Wellington are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. Wellington has managed the Acquired Fund since May, 2003. Wellington receives, as compensation for its services to the Acquired Fund, a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Fund. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund. As compensation for its services to the Acquiring Fund, Wellington receives a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since, as described above, the Acquired and Acquiring Funds have substantially the same investment objectives and policies (and the same subadviser and portfolio manager), they have substantially the same risks. The primary risks include the following:

STOCK             The value of the Funds' portfolio securities may go down in
MARKET            response to overall stock or bond market movements. Markets
RISK:             tend to move in cycles, with periods of rising prices and
                  periods of falling prices. The value of equity securities purchased by the Funds could decline if the financial conditions of companies the Funds invest in decline or if overall market and economic conditions deteriorate. Stocks tend to go up and down in value more than bonds.

INVESTMENT        The returns of a Fund's specific equity investment category
CATEGORY          may lag the return of the overall stock market. For example,
RISK:             the Funds' "small-cap" approach carries the risk that in
                  certain markets small-cap stocks will underperform mid cap or large cap stocks. Similarly, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks.

SMALL CAP         The Funds' investments in smaller companies may be subject to
STOCK RISK:       more erratic price movements than investments in large
                  established companies.

MANAGER           The Funds' subadviser and its investment strategies may fail
RISK:             to produce the intended results, and each Fund could
                  underperform its peers or lose money if the subadviser's strategies do not perform as expected.

         The primary risks of investing in the Acquired and Acquiring Funds differ in that the Acquired Fund's policy of concentrating its investments in a relatively small number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers.

         The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

                                   PERFORMANCE

         The following table shows, for the indicated periods ended December 31, 2004, the annual total return of the NAV shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the NAV shares of the Acquired Fund as the historical performance of the NAV shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                          ONE         FIVE          TEN        LIFE OF       DATE FIRST
FUND                                     YEAR         YEARS        YEARS        FUND          AVAILABLE
----                                     ----         -----        -----       ------        ----------
JHVST SMALL CAP EMERGING GROWTH  FUND    9.45%         0.50%         N/A        2.99%        05/01/1996
(Acquired Fund)        -- NAV shares

                     BOARD CONSIDERATION OF THE COMBINATION

         The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

         Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially the same investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- Wellington, the subadviser to the Acquired Fund, will also be the subadviser to the Acquiring Fund and, may be expected to provide continuity in the quality of its investment advisory services and personnel;

-- The Acquired Fund has a lower net expense ratio than the Acquiring Fund, but that ratio results from an expense reimbursement provision that may not always be available; in light of the fact that the Acquiring Fund is expected to have a lower expense ratio than the Acquired Fund in the absence of the expense reimbursement provision, and that because the expense ratio of the Acquiring Fund will be initially higher than that of the Acquired Fund JHLICO (U.S.A.) has agreed that it or one or more of its affiliates will pay the expenses of the Reorganization that are allocated to the Acquired Fund, the JHVST Board believed that this factor should not impede its approval;

-- Comparative performance of the Acquired and Acquiring Funds was not considered a significant factor since the Acquiring Fund is a New Acquiring Fund which has no operating history; and

-- JHT is much larger than JHVST, and the Combination will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 21

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                    OF THE SMALL CAP VALUE FUND OF JHVST INTO
                        THE SMALL CAP VALUE TRUST OF JHT
                           (Small Cap Value Fund Only)

                                    OVERVIEW

         For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                                   JHVST SMALL CAP VALUE FUND                               JHT SMALL CAP VALUE TRUST
                                         (ACQUIRED FUND)                                        (ACQUIRING FUND)
BUSINESS             A separate series of JHVST.                            A separate series of JHT.

APPROXIMATE          $210,630,869                                           None*
NET ASSETS                                                                  * The Acquiring Fund will commence operations upon the
AS OF 6/30/04:                                                              consummation of the Reorganization.

INVESTMENT           John Hancock Life Insurance Company ("JHLICO").        John Hancock Investment Management Services, LLC
ADVISER:                                                                    ("JHIMS").

INVESTMENT           T. Rowe Price Associates, Inc. ("T. Rowe Price"); and  Wellington Management Company, LLP ("Wellington").
SUBADVISER AND       Wellington Management Company, LLP ("Wellington").
PORTFOLIO MANAGERS:
                     The T. Rowe Price investment advisory committee is     The portfolio manager is:
                     headed by:                                             Stephen T. O'Brien, CFA
                     Preston G. Athey, CFA, CIC                             --Senior Vice President of Wellington
                     Vice President of T. Rowe Price

                     The Wellington portfolio manager is:
                     Stephen T. O'Brien, CFA
                     Senior Vice President of Wellington

INVESTMENT           This is a small-cap stock fund with a value emphasis   To seek long-term capital appreciation.
OBJECTIVE:           that seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:  The Fund invests, under normal market conditions, at least 80% of its assets in small-cap companies (those with INVESTMENT market capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Value Index or the Russell 2000 Index).

                                The Fund invests primarily in a diversified mix of common stocks of small U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

OTHER                The Fund employs a multi-manager approach with         Wellington employs a value approach in selecting
INVESTMENT           two Wellington employs a value approach in             stocks, using proprietary fundamental research
STRATEGIES:          selecting stocks,subadvisers, each of which            to identify stocks having distinct value
                     employs its own investment using proprietary           characteristics based on industry-specific
                     fundamental research to identify approach and          valuation criteria. It uses initial quantitative
                     independently manages its portion of the stocks        screens to identify high quality conservatively
                     having distinct value characteristics based on         valued companies with above average rates of
                     Fund. As of year end 2003, T. Rowe Price managed       profitability selling at a discount relative to
                     approximately 61% of the Fund's assets and             the overall small cap market. Fundamental
                     Wellington managed approximately 39% of the            research is then used to identify those
                     Fund's assets. All subsequent investments in the       companies demonstrating: sustainable competitive
                     Fund will be allocated 25% to the T. Rowe Price        advantages; profitability/free cash flows;
                     portion and 75% to the Wellington portion, while       strong market share positions and trends;
                     redemptions will be allocated on an                    quality of and share ownership by management;
                     asset-weighted basis. These allocation                 and financial structures that are more
                     methodologies may change in the future.                conservative than the relevant industry average.

                     T. Rowe Price employs a value approach in              The Fund's sector exposures are broadly
                     selecting financial structures that are more           diversified but are primarily a result of stock
                     conservative than the stocks using proprietary         selection and many, therefore, vary
                     fundamental equity research. relevant industry         significantly from its benchmark.
                     average. It generally looks for companies with:

                     --low price/earnings, price/book or price/cash         The Fund normally has 10% or less (usually
                     flow ratios relative to small-cap stocks, the          lower) of its assets in cash and cash
                     company's peers, or its own historical norm;           equivalents.

                     --a low stock price relative to underlying asset values;

                     --an above average dividend yield relative to the company's peers or its own historic norm;

                     --a sound balance sheet and other positive financial characteristics; and

                     --catalysts with the potential for value realization such as beneficial management change, restructuring, or industry consolidation.

                     This portion of the Fund's sector exposures are broadly diversified but are primarily a result of stock selection and may therefore vary significantly from its benchmark.

                     T. Rowe Price normally invests its portion in 75 to 135 stocks.

                     Wellington employs a value approach in selecting stocks, using proprietary fundamental research to identify stocks having distinct value characteristics based on industry-specific valuation criteria. It uses initial quantitative screening to identify high quality, conservatively valued companies with above average rates of profitability selling at a discount relative to the overall small cap market. Fundamental research is then used to identify those companies demonstrating:
                     sustainable competitive advantage;
                     profitability/free cash flow; strong market share position and trend, quality of and share ownership by management; and financial structures more conservative than the relevant industry average.

                     Wellington will normally invest its portion in 60 to

                     100 stocks.

                     Each portion's sector exposures are broadly diversified but are primarily a result of stock selection and may therefore vary significantly from its benchmark.

                     Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash or cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs).

HEDGING AND          The Fund may use a variety of hedging strategies,      The Fund is authorized to use various hedging
OTHER STRATEGIES:    including put and call options on securities,          strategies, including: exchange-listed and
                     financial futures contracts and fixed income indices   over-the-counter put and call options on
                     and interest rate swaps.                               securities, financial futures contracts and
                                                                            fixed income indices and other financial
                                                                            instruments, financial futures contracts,
                                                                            interest rate transactions and currency
                                                                            transactions.

OTHER                The Fund may invest in initial public offerings ("IPOs").
SECURITIES:          The Fund may purchase other types of securities
                     that are not primary investment vehicles, for example: real estate investment trusts or other real estate-related equity securities, U.S. dollar denominated foreign securities, certain Exchange Traded Funds ("ETFs"), and certain derivatives (investments whose value is based on indices or other securities).

TEMPORARY            In abnormal market conditions, the Fund may take temporary
DEFENSIVE            defensive measures - such as holding large amounts of cash
INVESTING:           and cash equivalents - that are inconsistent with the
                     Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The Acquiring Fund is a New Acquiring Fund which been organized for purposes of the Reorganization and to substantially match the investment objectives, policies and risks of the Acquired Fund. Accordingly, both Funds seek long-term capital appreciation by investing primarily in small-cap companies that are believed to be undervalued. Moreover, Wellington, one of two subadvisers to the Acquired Fund, is the subadviser to the Acquiring Fund, and it will be managed in the same manner, and by the same portfolio manager, as the Wellington-managed portion of the Acquired Fund.

         The two Funds differ principally in that the Acquiring Fund will not have the subadvisory services of the subadviser responsible for managing the larger portion of the Acquired Fund. Both subadvisers to the Acquired Fund select stocks using proprietary fundamental research, but Wellington also uses initial quantitative screens.

         The investment objectives of both the Acquired Fund and the Acquiring Fund may be changed without shareholder approval.

         The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

         For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

         NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the Acquired Fund (NAV shares) for the year ended December 31, 2003; and (ii) the estimated expenses for the current year of the Acquiring Fund (NAV shares). The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                         JHT
                                                                 SMALL CAP VALUE TRUST
                                                JHVST               (ACQUIRING FUND)
                                        SMALL CAP VALUE FUND      (Estimated Expenses
                                           (ACQUIRED FUND)          for 2005)(1)(2)
                                            NAV SHARES                NAV SHARES
MANAGEMENT FEE                                  0.95%                   1.08%

DISTRIBUTION AND SERVICE (12b-1) FEE            None                    None

OTHER EXPENSES                                  0.11%                   0.08%

TOTAL FUND ANNUAL EXPENSES                      1.06%                   1.16%

EXPENSE REIMBURSEMENT                           0.01%(3)                  --

NET FUND ANNUAL EXPENSES                        1.05%                   1.16%

----------------------
(1) The Acquiring Fund will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the year 2005 because the Acquiring Fund will carry over the financial statements of the Acquired Fund (and its predecessor) and report the historical financial information of the Acquired Fund (and its predecessor) for periods prior to the Effective Time as its own.

(2) Advisory fees are reduced or JHIMS reimburses the Acquiring Fund if the total of all expenses (including, for example, custodial, legal and accounting fees, but excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business) applicable to the Acquiring Fund exceed the annual rate of 0.50% of the average net assets of the Fund. This voluntary expense reimbursement is not reflected in the table and may be terminated at any time.

(3) Under its investment management agreement with JHVST, JHLICO reimburses the Acquired Fund when its "other expenses" exceed 0.10%. This agreement will remain in effect until May 1, 2005 and may be renewed thereafter by JHVST.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                             1 YEAR      3 YEARS     5 YEARS    10 YEARS
JHVST SMALL CAP VALUE FUND                    $107        $336        $584       $1,293
(Acquired Fund) - NAV shares
JHT  SMALL CAP VALUE TRUST                    $118        $368        $638       $1,409
(Acquiring Fund) - NAV shares
(Estimated expenses for 2005)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

         The Acquired Fund and the Acquiring Fund pay their respective investment advisers, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedule:

JHVST SMALL CAP VALUE FUND         JHT SMALL CAP VALUE TRUST
(Acquired Fund)                    (Acquiring Fund)
0.95% of all asset levels.         1.10% of the first $100 million; and
                                   1.05% of the excess over $100 million.

         T. Rowe Price Associates, Inc ("T. Rowe Price") and Wellington Management Company, LLP ("Wellington") serve as subadvisers to the Acquired Fund and each is responsible for managing the investment and reinvestment of a portion of its assets. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of T. Rowe Price. Wellington is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. As compensation for their services, each of T. Rowe Price and Wellington receives a fee from JHLICO stated as an annual percentage of the average daily net assets of the Acquired Fund. These fees are paid by JHLICO out of the management fee it receives for the Acquired Fund and are not additional charges to the Acquired Fund.

         Wellington is also the subadviser to the Acquiring Fund and is responsible for managing the investment and reinvestment of its assets. As compensation for its services, Wellington receives a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since, as described above, the Acquired and Acquiring Funds have substantially the same investment objectives and policies (including one common subadviser and portfolio manager), they have substantially the same risks. The primary risks include the following:

STOCK             The value of the Funds' portfolio securities may go down in
MARKET            response to overall stock or bond market movements. Markets
RISK:             tend to move in cycles, with periods of rising prices and
                  periods of falling prices. The value of equity securities purchased by the Funds could decline if the financial conditions of companies the Funds invest in decline or if overall market and economic conditions deteriorate. Stocks tend to go up and down in value more than bonds.

INVESTMENT        The returns of a Fund's specific equity investment category
CATEGORY          may lag the return of the overall stock market. For example,
RISK:             the Funds' "small-cap" approach carries the risk that in
                  certain markets small-cap stocks will underperform mid-cap or large-cap stocks. Similarly, the Funds' "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks.

SMALL/MID         The Funds' investments in smaller companies may be subject to
CAP STOCK         more erratic price movements than investments in large
RISK.             established companies.

MANAGER           The subadvisers and their respective strategies may fail to
RISK:             produce the intended results, and each Fund could underperform its peers or lose money if its subadviser's strategies do not perform as expected.

         The primary risks of investing in the Acquired and Acquiring Funds differ in that the policy of each separately managed portion of the Acquired Fund of concentrating investments in a relatively small number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers.

         The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds," below.

                                   PERFORMANCE

         The following table shows, for the indicated periods ended December 31, 2004, the annual total return of the NAV shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the NAV shares of the Acquired Fund as the historical performance of the NAV shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                         ONE         FIVE          TEN        LIFE OF       DATE FIRST
FUND                                    YEAR         YEARS        YEARS        FUND          AVAILABLE
----                                    ----         -----        -----       -------       ----------
JHVST SMALL CAP VALUE FUND  -- NAV      25.45%       20.95%        N/A        20.60%        08/31/1999
(Acquired Fund)

                     BOARD CONSIDERATION OF THE COMBINATION

         The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

         Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- Wellington, one of two subadvisers to the Acquired Fund, will be the subadviser to the Acquiring Fund and may be expected to provide continuity in the quality of its investment advisory services and personnel;

-- Although the management fee and expense ratio of the Acquiring Fund are expected to be higher than those of the Acquired Fund, they are within industry norms, and in the view of the Board were not a basis for failing to approve the Combination given the other benefits of the Combination and that JHLICO (U.S.A.) has agreed that it or one or more of its affiliates will pay the expenses of the Reorganization that are allocated to the Acquired Fund because the expense ratio of the Acquiring Fund is expected to be higher than that of the Acquired Fund. The Board also considered the possibility that other series of JHVST will approve the Reorganization, which could leave the Acquired Fund responsible for expenses that are currently allocated to such other series, except to the extent limited by the 0.10% expense cap that currently applies (but might not always apply) to the Acquired Fund;

-- Comparative performance of the Acquired and Acquiring Funds was not considered a significant factor since the Acquiring Fund is a New Acquiring Fund which has no operating history; and

-- JHT is a much larger fund than JHVST, and the Combination will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.

                                   PROPOSAL 22

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
             COMBINATION OF THE TOTAL RETURN BOND FUND OF JHVST INTO
                          THE TOTAL RETURN TRUST OF JHT
                          (Total Return Bond Fund Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                           JHVST TOTAL RETURN BOND FUND                      JHT TOTAL RETURN TRUST
                                 (ACQUIRING FUND)                               (ACQUIRED FUND)
BUSINESS:         A separate series of JHVST.                     A separate series of JHT.

APPROXIMATE       $49,753,817                                     $1,346,151,930
NET ASSETS
AS OF 6/30/04:

INVESTMENT        John Hancock Life Insurance Company             John Hancock Investment Management
ADVISER:          ("JHILCO").                                     Services, LLC ("JHIMS").


INVESTMENT                            Pacific Investment Management Company, LLC ("PIMCO")
SUBADVISER:

PORTFOLIO         The portfolio management team is overseen by:   The portfolio manager is:
MANAGERS:         William H. Gross, CFA                           William H. Gross, CFA
                  --Managing Director and Chief Investment        --Managing Director and Chief Investment
                  Officer of PIMCO                                Officer of PIMCO

INVESTMENT        This is an intermediate term bond fund of       To seek to realize maximum total return,
OBJECTIVE:        medium credit quality that seeks income and     consistent with preservation of capital and
                  capital appreciation.                           prudent investment management.

PRINCIPAL         The Fund normally invests at least 80% of its   The Fund invests, under normal market
INVESTMENT        assets to a diversified mix of debt             conditions, at least 65% of its assets in a
STRATEGY:         securities and instruments including but not    diversified portfolio of fixed income
                  limited to:                                     securities of varying maturities. The
                  --U.S. Treasury and agency securities:          average portfolio duration (a measure of
                  --asset-backed and mortgage-backed              the expected life of a fixed income
                  securities; including mortgage pass-through     security on a present value basis) of the
                  securities, commercial mortgage backed          Fund will normally vary within a three to
                  securities ("CMBS") and collateralized          six year time frame based on the
                  mortgage offerings ("CMOs");                    subadviser's forecast for interest rates.
                  --corporate bonds, both U.S. and foreign; and
                  --foreign government and agency securities.

OTHER             The subadviser makes ongoing decisions          In selecting securities, the subadviser
INVESTMENT        regarding the Fund's maturity, sector, and      utilizes economic forecasting. interest
STRATEGIES:       security exposures.                             rate anticipation, credit and call risk
                                                                  analysis, foreign currency exchange rata
                  The subadviser uses proprietary fundamental     forecasting, and other security selection
                  research, economic analysis and quantitative    techniques. The proportion of the Fund's
                  tools to:                                       assets committed to investment in
                  --determine the appropriate interest rate       securities with particular characteristic,
                  sensitivity and maturing exposures of the       will vary based on the subadviser's outlook
                  fund based on secular and cyclical trends in    for the U.S. and foreign economies, the
                  the economy and financial markets; and          financial markets, and other factors.

                  -- identify attractively priced bond markets,
                  sectors and securities that will benefit from   The portfolio may invest up to 10% of its
                  these trends.                                   assets in fixed income securities that are
                                                                  rated below investment grade but rated "B"
                  The subadviser evaluates bonds of all quality   or higher by Moodys or Standard & Poor's
                  and maturity levels and the Fund normally has:  (or if unrated, determined by the
                  --an average credit rating of "A," "AA" or      subadviser to be of comparable quality).
                  higher;                                         The Fund may also invest up to 20% of its
                  --no more than 20% of its assets in high        assets in securities denominated in foreign
                  yield bonds; and                                currencies, and may invest beyond this
                  --no more than 30% of it's assets to foreign    limit in U.S. dollar-denominated
                  developed and emerging markets bonds            securities, of foreign issuers. Portfolio
                  (denominated in foreign currencies).            holdings will be concentrated in areas of
                                                                  the bond market (based on quality, sector,
                                                                  coupon or maturity) which the Fund believes
                                                                  to be relatively undervalued.

                                                                  The types of fixed income securities in
                                                                  which the Fund may invest include the
                                                                  following securities, which unless
                                                                  otherwise noted may be issued by domestic
                                                                  or foreign issuers and may be denominated
                                                                  in U.S. dollars or foreign currencies:
                                                                  --securities issued or guaranteed by the
                                                                  U.S. Government, its agencies or
                                                                  instrumentalities;
                                                                  --corporate debt securities, including
                                                                  convertible securities and corporate
                                                                  commercial paper;
                                                                  --mortgage-backed and other asset-backed
                                                                  securities;
                                                                  --inflation-indexed bonds issued by both
                                                                  government and corporations;
                                                                  --structured notes, including hybrid or
                                                                  "indexed" securities:
                                                                  --event-linked bonds, loan participations,
                                                                  delayed funding loan and revolving credit
                                                                  facilities;
                                                                  bank certificates of deposit, fixed time
                                                                  deposits, and bankers' acceptances;
                                                                  --debt securities issued by states or local
                                                                  governments and their agencies, authorities
                                                                  and other instrumentalities;
                                                                  --repurchase agreements and reverse
                                                                  repurchase agreements; and
                                                                  --obligations of foreign governments or
                                                                  their subdivisions, agencies and
                                                                  instrumentalities and of international
                                                                  agencies or supranational entities.

HEDGING AND       The subadviser actively uses derivatives        To obtain market exposure to the securities
OTHER             (investments whose value is based on indices    in which the Fund primarily invests and to
STRATEGIES:       or other securities), such as forwards,         hedge currency risk, the Fund may purchase
                  futures, options and swaps, to manage the       and sell options on domestic and foreign
                  Fund's average maturity and interest rate       securities, securities indexes and
                  sensitivity, to achieve exposure to a           currencies, futures and options on futures,
                  specific market sector and/or to implement      and currency or securities on a forward
                  foreign currency strategies. Currency           basis, and may enter into interest rate,
                  management strategies are primarily used for    index, equity, credit default swaps and
                  hedging purposes and to protect against         currency rate swap agreements. The Fund
                  changes in foreign currency exchange rates.     normally intends to use foreign
                                                                  currency-related strategic transactions in
                                                                  an effort to hedge foreign currency risk
                                                                  with respect to at least 75% of the assets
                                                                  of the Fund denominated in currencies other
                                                                  than the U.S. dollar.

TEMPORARY         In abnormal market conditions, the Fund may take temporary defensive measures--such as
DEFENSIVE         holding unusually large amounts of cash and cash equivalents--that are inconsistent with
INVESTING:        the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal'

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Funds are substantially similar in that both Funds are bond funds that seek income and capital appreciation by investing in fixed income securities of varying quality and maturity levels. Moreover, the Funds have the same subadviser (PIMCO) and portfolio manager.

      The two Funds differ principally in that: the Acquired Fund may invest up to 30% of its assets in foreign developed and emerging market bonds denominated in foreign currencies, while the Acquiring Fund may only invest up to 20% of its assets in such foreign securities; and the Acquired Fund may invest up to 20% of its assets, compared to 10% for the Acquiring Fund, in non-investment grade or high yield bonds.

      For an explanation of debt security ratings, see Appendix B hereto.

      The investment objective of the Acquired Fund may, but at present that of the Acquiring Fund may not, be changed without shareholder approval. However, the Board of Trustees of JHT, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of the Acquiring Fund to be changed without shareholder approval and directed that the proposal be submitted to shareholders of the Acquiring Fund at the JHT Shareholders Meeting.

      The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the JHVST Prospectus and the JHT Prospectus, which are incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below. For a comparison of the principal risks of investing in the Acquired and Acquiring Funds, see "Comparison of Principal Investment Risks" below.

                         FEES AND EXPENSES OF THE FUNDS

      NAV shares are the only shares that the Acquired Fund has outstanding, and, as a result of the Combination, those shares will be replaced by NAV shares of the Acquiring Fund. The following table shows: (i) the ratio of expenses to average net assets of the NAV shares of the Acquired Fund for the year ended December 31, 2003: (ii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming they had been outstanding during the year ended December 31, 2003; and (iii) the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming that the Reorganization, including the issuance of NAV shares in connection therewith, lead occurred at the commencement of the year ended December 31, 2003. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use JHVST or JHT as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                                      JHT
                                                                          JHT                 TOTAL RETURN TRUST
                                             JHVST                TOTAL RETURN TRUST           (ACQUIRING FUND)
                                    TOTAL RETURN BOND FUND         (ACQUIRING FUND)                (Pro Forma
                                        (ACQUIRED FUND)              (Pro Forma)(1)         Assuming Reorganization)
                                          NAV SHARES                  NAV SHARES                NAV SHARES (2)
MANAGEMENT FEE                               0.70%                       0.70%                       0.70%

DISTRIBUTION AND SERVICE                     None                        None                        None

(12b-1) FEE

OTHER EXPENSES                               0.07%                       0.07%                       0.06%

TOTAL FUND ANNUAL EXPENSES                   0.77%                       0.77%                       0.76%

----------------------
(1) The pro forma expense ratios for the NAV shares are based on the expense ratios of the Series I shares of the Acquiring Fund for the year ended December 31, 2003 adjusted to reflect the proposed management fee increase described in note (2) and the absence of a Rule 12b-1 fee applicable to the NAV shares.

(2) The amount shown reflects a proposed management fee increase of 0.10%, which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at a shareholders' meeting scheduled for March 1, 2005.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that a shareholder invests $10,000 in the particular Fund for the time periods indicated, that all dividends and distributions are reinvested and that the shareholder redeems all of the shares at the end of the periods indicated. The examples also assume that the shareholder's investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                   1 YEAR      3 YEARS     5 YEARS     10 YEARS
JHVST TOTAL RETURN BOND FUND                       $   79      $   246     $   428     $    954
(Acquired Fund) -NAV shares

JHT TOTAL RETURN TRUST                             $   79      $   246     $   428     $    954
(Acquiring Fund) -NAV shares
(Pro forma)

JHT TOTAL RETURN TRUST                             $   78      $   243     $   422     $    942
(Acquiring Fund)- NAV shares
(Pro forma assuming Reorganization)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, JHLICO and JHIMS, fees which are calculated as a percentage of the Fund's average daily net assets pursuant to the following fee schedule:

JHVST TOTAL RETURN BOND FUND             JHT TOTAL RETURN TRUST
(ACQUIRED FUND)                          (ACQUIRING FUND)
0.70% of the first $250 million;         0.70% at all asset levels
0.68% of the next $250 million; and
0.65% of the excess over $500 million.

      The fee schedule for the Acquiring Fund reflects a proposed management fee increase of 0.10% which the Board of Trustees of JHT approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Fund for their consideration at the JHT Shareholders Meeting.

      Pacific Investment Management Company, LLC ("PIMCO") serves as the subadviser to the Acquired and Acquiring Funds and is responsible for managing the investment and reinvestment of the assets of each. PIMCO is located at 840 Newport Center Drive, Newport Beach, California, 92660 and is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., ("ADAM LP") with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. The sole general partner of ADAM LP is Alliantz-PacLife Partners LLC. Allianz-PacLife Partners has three members: ADAM U.S. Holding LLC, the managing member, Pacific Life Insurance Company and Pacific Asset Management LLC. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC, which has two members, Allianz of America, Inc, (which owns a 99.9%, non-managing interest) and Allianz Dresdner Asset Management of America Holding Inc. (which owns a 0.01%, managing interest). Allianz

Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of Allianz Dresdner Asset Management Aktiengesellschaft, which is wholly owned by Allianz Aktiengesellschaft ("Alliantz AG"). Alliantz of America, Inc. is wholly-owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P., Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. and is a California-based insurance company.

      With regard to the Acquired Fund, PIMCO receives, as compensation for its services, a fee from JHLICO, stated as an annual percentage of the average daily net assets of the Acquired Fund. This fee is paid by JHLICO out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund. With regard to the Acquiring Fund, PIMCO receives, as compensation for its services, a fee from JHIMS stated as an annual percentage of the average daily net assets of the Acquiring Fund. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Fund and is not an additional charge to the Acquiring Fund.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Since the Acquired and Acquiring Fluids are both bond funds that seek income and capital appreciation by investing in fixed income securities of varying quality and maturity levels, including foreign and high yield fixed income securities, they have substantially the same risks. The primary risks include the following:

STOCK           The value of the Funds' portfolio securities may go down in response to overall stock or bond
MARKET          market movements. Markets tend to move in cycles, with periods of rising prices and periods of
RISK:           falling prices. Stocks tend to go up and down in value more than bonds. If the Funds' investments are concentrated in certain sectors, the Funds' performance could be worse than that of the overall market.

BOND            Bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the Funds'
RISK:           portfolios could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated bonds involve more credit risk. When interest rates rise, bond prices generally fall. An increase in the average maturity of a Fund's bonds would generally make the Fund more sensitive to interest rate risk. A Fund with higher rated bonds has less credit risk.

HIGH            High yield or "junk bonds" may be subject to more volatile or erratic price movements than
YIELD BOND      investment grade securities due to investor sentiment. In a down market, high yield securities
RISK:           may become harder to value or to sell at a fair price.

FOREIGN         The Funds invest in foreign securities, which involve special risks. including: limited government
SECURITIES      regulation (including less stringent investor protection and disclosure standards), exposure to
RISK:           possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency. To the extent a Fund invests in emerging market countries, it's foreign securities risk will be higher.

MANAGER         Each Fund's subadviser and its investment strategies may fail to produce the intended results, and
RISK:           each Fund could underperform its peers or lose money if its subadviser's strategies do not perform as expected.

DERIVATIVES     The Funds' use of certain derivative instruments (such as options, futures and swaps) can produce
RISK:           disproportionate gains or losses. Derivatives are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

      The primary risks of investing in the Acquired and Acquiring Funds differ in that the Acquired Fund may have greater exposure to foreign securities risk and high yield bond risk since it may invest larger percentages of its assets than the Acquiring Fund in such securities.

      While they both invest to some extent in risky securities, the underlying investment vehicles are different. For example: the Acquired Fund invests at least 80% of its assets in debt securities, including mortgage-backed securities and corporate bonds, while the Acquiring Fund invests at least 65% of its assets in fixed-income securities of varying maturities. The Acquired Fund may invest up to 20% of its assets in high yield bonds, while the Acquiring Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade. The Acquired Fund may invest in derivatives which could expose the Fund to disproportionate gain or losses. Also, the Acquired Fund's investment in debt securities and instruments of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers.

      The risks of investing in the Acquiring Fund are more fully described in the JHT Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the JHVST Prospectus, which is also incorporated herein by reference. See "Comparative Information About JHVST and JHT -- Location of Further Information About the Funds" below.

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2004: (i) the annual total return of the NAV shares of the Acquired Fund; and
(ii) the annual total return of the Series I shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST or JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

FUND                                                    ONE        FIVE          TEN          LIFE OF       DATE FIRST
                                                        YEAR       YEARS         YEARS         FUND          AVAILABLE
JHVST Total Return Bond Fund     --NAV shares           4.91%      N/A            N/A          4.12%        05/01/2003
(Acquired Fund)

JHT TOTAL RETURN TRUST           --Series I shares(1)   5.02%      7.71%          N/A          6.92%        05/01/1999
(Acquiring Fund)

----------------------
(1) For the Acquiring Fund, Series I share performance will be lower than NAV share performance because Series I shares have been subject to 12b-1 fees of 0.15% since January 2002.

                     BOARD CONSIDERATION OF THE COMBINATION

The JHVST Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Fund and variable contract and certificate owners whose contract values are invested in shares of the Acquired Fund. The JHVST Board of Trustees also recommends the proposed Combination because it has determined that the Combination will not result in the dilution of the interests in the Acquired Fund of existing shareholders and variable contract and certificate owners. Various factors considered by the JHVST Board in approving the Reorganization at its December 15, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the JHVST Board in approving the Combination of the Acquired Fund into the Acquiring Fund include the following:

-- The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Fund continuity of investment objectives and expectations;

-- PIMCO, as subadviser to both the Acquired arid the Acquiring Fund, may be expected to provide continuity in the quality of its investment advisory services and personnel;

-- The Acquiring Fund has the same management fee and expense ratio as the Acquired Fund;

-- The Acquiring Fund has outperformed the Acquired Fund; and

-- The Combination will result in a portfolio which will have a larger asset base to defray costs and enable greater flexibility in portfolio management and will provide shareholders of the Acquired Fund on an ongoing basis with greater prospects for growth, efficient management and reduced overall expenses.


                      INFORMATION ABOUT THE REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

      The following summary of the Plan is qualified in its entirety by reference to the copy of the Plan attached hereto as Exhibit A. The Plan provides that each Acquiring Fund will acquire all of the assets, subject to all of the liabilities, of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, the acquisition will take place on April 29, 2005 or on such later date as may be determined by JHT and JHVST (the "Exchange Date"). The net asset value per share of each class of shares of the Acquired Funds and the Acquiring Funds will be determined by dividing each Fund's assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each Fund will be valued in accordance with the valuation practices of that Fund, which practices will be the same as between an Acquired Fund and its corresponding Acquiring Fund.

      The number of full and fractional shares of each Acquiring Fund received by a shareholder of its corresponding Acquired Fund will be equal in value to the value of the shareholder's full and fractional shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date (the "Effective Time"). Each Acquired Fund will distribute pro rata to its shareholders of record as of the Effective Time the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization. Such distributions will be accomplished by the establishment of accounts on the share records of the Acquiring Funds in the names of the shareholders of the corresponding Acquired Funds, each account representing the respective pro rata number of shares of the Acquiring Funds due the shareholder. After such distributions, JHVST will take all necessary steps under Massachusetts law, its Declaration of Trust and any other applicable law to effect a complete dissolution of the Acquired Funds.

      The JHVST Board has determined that the interests of shareholders of and variable contract and certificate owners whose contract values are invested in shares of the Acquired Funds will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Funds and such shareholders and variable contract and certificate owners. Similarly, the JHT Board has determined the Reorganization is in the best interests of the Acquiring Funds and of their shareholders and contract owners whose contract values are invested in shares of the Acquiring Funds and that the interests of such shareholders and contract owners will not be diluted as a result of the Reorganization.

      The consummation of the Reorganization is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under "Voting Information" below) of each Acquired Fund entitled to vote approve the Reorganization with respect to that Fund. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time of the Reorganization by mutual agreement of JHVST on behalf of the Acquired Funds and JHT on behalf of the Acquiring Funds. In addition, this Plan may be terminated as to any corresponding Acquired Fund and Acquiring Fund at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund: (i) by JHVST because of a breach by JHT of any material representation, warranty, covenant or agreement in the Plan to be performed for the benefit of the Acquired Fund; (ii) by JHT because of a breach by JHVST of any material representation, warranty, covenant or agreement contained herein or to be performed for the benefit of the Acquiring Fund; (iii) by resolution of the Board of Trustees of JHVST if it should determine in good faith that proceeding with this Plan is not in the best interests of the Acquired Fund, its shareholders and owners whose variable contracts are funded by shares of the Acquired Fund; or (iv) by resolution of the Board of Trustees of JHT if it should determine in good faith that proceeding with the Plan is not in the best interests of the Acquiring Fund, its shareholders and owners whose variable contracts are funded by shares of the Acquiring Fund. The Plan provides that JHVST on behalf of the Acquired Funds and JHT on behalf of the

Acquiring Funds may waive compliance with any of the covenants or conditions made therein for the benefit of the waiving party, except for certain conditions regarding the receipt of regulatory approvals.

      The expenses of the Reorganization will be allocated among and paid by the Acquired Funds and the Acquiring Funds on an asset weighted basis, with the Acquired and Acquiring Fund in any Combination bearing the expenses of that Combination in proportion to their relative net assets as of June 30, 2004, except that JHLICO (U.S.A.) has agreed that it or one or more of its affiliates will pay such expenses that are allocated to the following Acquired Funds that are expected to experience an increase in annual operating expense ratios as a result of the Reorganization: the Bond Index Fund, Equity Index Fund, Financial Industries Fund, International Equity Index Fund--NAV, International Equity Index Fund - Series I and Series II, Managed Fund, Small Cap Emerging Growth Fund and Small Cap Value Fund. JHLICO (U.S.A.) or one or more of its affiliates will also pay such expenses of the JHVST Money Market Fund which will be combining into a New Acquiring Fund (the JHT Money Market Trust B) which will be subject to an expense cap. Allocating expenses on an asset-weighted basis as described above will, as a practical matter, result in each of the following Acquired Funds bearing all the expenses of its combination into a New Acquiring Fund that does not have any historic assets or operations: the Active Bond Fund, Growth & Income Fund, Mid Cap Value B Fund, Overseas Equity Fund and Short-Term Bond Fund. Each of these Acquired Funds is expected to experience a decrease in annual operating expenses as a result of the Reorganization.

      Under the Plan, the assets of an Acquired Fund to be acquired by its corresponding Acquiring Fund include JHVST's right to receive from its investment adviser, JHLICO, compensation for any damages to that Acquired Fund arising out of frequent trading ("market timing") activity in shares of that Fund on the part of certain variable contract owners. JHLICO has advised JHVST that it has not yet determined whether any such damages occurred. Any amounts owed to an Acquired Fund by JHLICO would, under the terms of the Plan, be paid to its corresponding Acquiring Fund. To the extent that the Acquiring Fund in such a case is larger than the Acquired Fund, any benefit to Acquired Fund shareholders from such a payment could be reduced.

      The Plan provides that all rights to indemnification existing in favor of the Trustees of JHVST under its Declaration of Trust as of the date of the Plan will survive the Reorganization as obligations of JHT.

      If the Plan is not approved by the shareholders of one or more of the Acquired Funds or is not consummated for any other reason, the JHVST Board will consider other possible courses of action. See "Voting Information." THE JHVST BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS APPROVE THE PLAN UNDER PROPOSALS 1 THOUGH 22.

                         REASONS FOR THE REORGANIZATION

      As a result of the April 28, 2004 acquisition of John Hancock Financial Services, Inc. by MFC, the combined Manulife/John Hancock companies sponsor two variable insurance products funds in the United States. The purpose of the Reorganization is to create a single, larger variable insurance products fund that will operate with greater efficiency while allowing shareholders of each Acquired Fund to continue their investments in an Acquiring Fund with the same or similar investment objectives and policies. See "Overview of the Proposed Reorganization - Reasons for the Reorganization."

                    BOARD CONSIDERATION OF THE REORGANIZATION

Matters relating to the Reorganization were considered by JHVST's Board of Trustees at a number of Board meetings beginning in December 2003. Over the same period of time, matters relating to the Reorganization were also considered at a number of meetings of the Board's Trust Governance Committee, which consists of the Trustees who are not "interested persons" (as defined in the 1940 Act) of JHVST (the "Independent Trustees"). JHIMS presented a preliminary proposed structure for the Reorganization to the Board in connection with a meeting of the Board held on September 28, 2004. The Independent Trustees retained independent legal counsel to assist them in connection with matters relating to the Reorganization. With the assistance of such counsel, the Independent Trustees held a series of meetings for purposes of organizing their deliberations and considering and evaluating the Reorganization. Three such meetings were held on October 25, November 22 and December 6, 2004, where the Independent Trustees, with the assistance of their counsel, reviewed and considered various aspects of the Reorganizations as well as proposals related to each specific combination. The Board's Audit Committee, which also consists of the Independent Trustees, also considered matters relating to the Reorganization at meetings held on September 21, 2004 and December 14,

2004. In its consideration and evaluation of the Reorganization, the Board and the Trust Governance Committee were assisted by JHVST's regular outside legal counsel; and in connection with a meeting that it held on December 14, 2004, the Trust Governance Committee was also assisted by the independent legal counsel retained by the Independent Trustees. At a meeting on December 15, 2004, the JHVST Board unanimously approved the Reorganization as to each Acquired Fund and its corresponding Acquiring Fund after concluding that the participation of each Acquired Fund in the Reorganization is in the best interests of the Acquired Fund, as well as the best interests of its shareholders and participating variable contract and certificate owners, and that the interests of such existing shareholders and variable contract and certificate owners will not be diluted as a result of the Reorganization.

      In determining whether to approve the Reorganization and recommend its approval to shareholders and variable contract and certificate owners, the JHVST Board made inquiry into a number of matters and considered the following factors, among others: (1) the compatibility of the investment objectives, policies and restrictions of each Acquired Fund and its corresponding Acquiring Fund; (2) the comparative historical performance of the Acquired Funds and their corresponding Acquiring Funds (other than the New Acquiring Funds which have not been operational); (3) any advantages to the Acquired Funds which will be combining into Existing Acquiring Funds of investing in larger asset pools with potentially greater diversification and the possible benefits of such a larger asset base to portfolio management of the corresponding Existing Acquiring Funds; (4) expense ratios and available information regarding the fees and expenses of the Acquired Funds and their corresponding Acquiring Funds (historical, estimated with respect to the New Acquiring Funds, and/or pro forma), and the applicability and impact of any voluntary or contractual fee waivers or expense reimbursements with respect to the Acquiring Funds; (5) the prospects for growth, and for achieving economies of scale, of each Acquired Fund in combination with its corresponding Acquiring Fund; (6) the financial strength of, and the nature, extent and quality of the services to be provided by, JHIMS as the investment adviser to the Acquiring Funds; (7) the financial strength, investment experience, personnel and resources of the respective subadvisers to the Acquired Funds and their corresponding Acquiring Funds; (8) the continued service of the respective subadvisers to certain Acquired Funds as the subadvisers to the corresponding Acquiring Funds; (9) the potential benefits to the Acquired Funds of the potentially larger distribution network available to the Acquiring Funds; (10) any benefits to be derived by JHIMS and its affiliates from the Reorganization; (11) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract or certificate owner values; (12) any direct or indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (13) the tax consequences of the Reorganization; and (14) possible alternatives to the Reorganization. Although the Proxy Statement/Prospectus includes information with respect to the fees and expenses of Acquired and Acquiring Funds as of December 31, 2003, and performance information as of December 31, 2004, consistent with applicable SEC form requirements, the JHVST Board also considered more recent information as of June 30, 2004 with respect to fees and expenses and considered earlier information as of June 30, 2004 with respect to performance. Furthermore, the Trustees reviewed comparative performance data for the year-to-date, one-year, three-year, and five-year periods, whereas the Proxy Statement/Prospectus, consistent with applicable SEC form requirements, includes comparative performance data for the one-year, five-year, ten-year, and life-of-fund periods. Instances in which the Trustees relied upon the earlier performance information which differed materially from the more recent information in making their decision regarding a particular Combination and instances in which the Trustees relied upon the more recent information regarding fees and expenses which differed materially from the earlier information in making their decision regarding a particular Combination, are discussed under the proposal for that Combination under the heading "Board Consideration of the Combination."

      The JHVST Board was mindful that, because JHT is substantially larger than JHVST, JHT, as a whole, can be managed and administered more efficiently than can JHVST. Moreover, a number of the JHVST Funds are quite similar to and in some cases essentially the same as larger Funds that JHT currently offers. The Board was aware that the larger JHT Funds can generally be managed more economically and effectively than the smaller JHVST Funds which they closely resemble. In view of these considerations, among others, the JHVST Trustees believe that the Reorganization of JHVST into JHT will best ensure that variable contract owners who currently participate in JHVST will continue on a long-term basis to have access to investment vehicles (i.e., JHT and the Acquiring Funds) that the Manulife/Hancock organization is most able and motivated to serve and support on an efficient and effective basis. The JHVST Board believes that this is a significant potential benefit of the Reorganization for participants in all of the Acquired Funds.

      The JHVST Board's decision to recommend approval of the Reorganization was also based on a number of other factors, including the following which relate to the combination of each Acquired Fund with its corresponding Acquiring Fund:

  1. The investment objectives, policies and risks of the Acquiring Funds are the same or substantially similar to those of their corresponding Acquired Funds and will afford shareholders of the Acquired Funds continuity of investment objectives and expectations.

  2. JHIMS and the respective subadvisers to the Acquiring Funds may be expected to provide investment advisory services and personnel of at least the same quality as those currently provided by JHLICO and the respective subadvisers to the Acquired Funds;

  3. Each Acquired Fund in combination with its corresponding Acquiring Fund may expect to benefit from one or more of: (i) an immediately larger Fund asset base to achieve economies of scale and enable greater flexibility in portfolio management and greater diversification in investments; (ii) the possibility of similar benefits from future growth of the Fund's assets as a result of the larger distribution network available to JHT; and (iii) certain efficiencies on an ongoing basis as a result of JHT's larger overall size, relative to JHVST;

  4. Many Combinations involve an Acquiring Fund with fees and expenses that are expected to be the same as or lower than those of the Acquired Fund. In each of the Combinations in which the Acquiring Fund's fees and expenses are expected to be higher than those of the Acquired Fund, the Board determined that the impact of the increase in fees and expenses was outweighed by the other benefits of the Combination, including that JHLICO (U.S.A.) has agreed that it or one or more of its affiliates will pay the expenses of the Reorganization that are allocated to the Acquired Fund where the expense ratio of the Acquiring Fund is higher than that of the Acquired Fund, and by the possibility that the Reorganization might be approved by the shareholders of all or substantially all the other Acquired Funds, which could ultimately expose the Acquired Fund to a substantial increase in expenses if it became the sole or one of a few remaining series of JHVST and responsible for expenses of JHVST that are currently allocated over a large number of different series;

  5. The Reorganization will not result in the dilution of the interests of existing shareholders and variable contract and certificate owners; and

  6. The Reorganization will not result in individual variable contract owners recognizing any gain or loss for federal income tax purposes; and

      Particular factors considered by the JHVST Board with respect to the Combination of a particular Acquired Fund into its corresponding Acquiring Fund are discussed under the Proposal for that Combination. See "Board Consideration of Combination" under each Proposal.

      Prior to the unanimous approval of the Reorganization by the JHVST Board on December 15, 2004, and without the Trustees' knowledge, a meeting of the JHT Board was held on December 3, 2004. At that meeting, the JHT Board agreed that it would ask two JHVST Independent Trustees to join the JHT Board: Hassell H. McClellan and Elizabeth G. Cook. Both of the nominees must be elected by a vote of the JHT shareholders at the JHT Shareholders Meeting. The JHVST Trustees understood generally that one or more of them could be asked to join the JHT Board, but also knew it was a possibility that none of them would be asked to join the JHT Board. None of the JHVST Trustees was informed of the JHT Board's decision to ask any one of them to join the JHT Board until after the December 15, 2004 JHVST Board meeting.

                   DESCRIPTION OF THE SECURITIES TO BE ISSUED

      JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. The shares of beneficial interest of JHT currently are divided into 93 series, each corresponding to one of the JHT Funds, including the Acquiring Funds. The Agreement and Declaration of Trust of JHT authorizes the Board of Trustees of JHT, without additional shareholder action, to create new series and to name the rights and preferences of the shareholders of such series.

      The shares of JHT may be issued in four classes: Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares); Series III shares; and NAV shares. Not all JHT Funds are authorized to or offer all classes of shares. (See "Multiple Classes of Shares" below"). Additional classes may be offered in the future. The Acquiring Funds, except for the JHT International Equity Index Trust A, will first issue NAV shares in connection with the Reorganization. The JHT International Equity Index Trust A will issue Series I and Series II shares in connection with the Reorganization. Each such share, when issued, will be fully paid and non-assessable (except as noted below under "Massachusetts Business Trusts"). Series I shares, Series II, Series III shares and NAV shares may not be converted into shares of any other class.

      Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective JHT Fund and upon liquidation in the net assets of such Fund remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets or accrued liabilities that are not clearly allocable to a particular Fund will be allocated in the manner determined by the Board of Trustees of JHT.

      Expenses of each JHT Fund are borne by Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the Fund attributable to each class. Notwithstanding the foregoing, "class expenses" will be allocated to each class. "Class expenses" for each JHT Fund include the Rule 12b-1 fees paid with respect to a class (in the case of Series I, Series II and Series III shares) and other expenses which JHIMS, as the investment adviser for each Fund, determines are properly allocable to a particular class. JHIMS will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. JHIMS' determination is subject to ratification or approval by the JHT Board. The kinds of expenses that JHIMS may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of variable contracts funded by shares of such class) materials such as shareholder reports , prospectuses and proxies; (ii) professional fees relating solely to a specific class; (iii) Board of Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a specific class.

                         FEDERAL INCOME TAX CONSEQUENCES

      As a condition to the consummation of the Reorganization, each of JHVST and JHT will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC, to the effect that, based on the facts and assumptions stated therein (and except for the transaction described under "Part One" of Proposal 11 discussed below), for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to each Acquired Fund and its corresponding Acquiring Fund; (2) no gain or loss will be recognized by any of the Acquired Funds or the corresponding Acquiring Funds upon the transfer of all of the assets and liabilities, if any, of each Acquired Fund to its corresponding Acquiring Fund solely in exchange for shares of the corresponding Acquiring Fund; (3) no gain or loss will be recognized by shareholders of any of the Acquired Funds upon the exchange of such Acquired Fund's shares solely for shares of the corresponding Acquiring Fund; (4) the holding period and tax basis of the shares of each Acquiring Fund received by each holder of shares of the corresponding Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of each of the Acquired Funds acquired by its corresponding Acquiring Fund will be the same as the holding period and tax basis of those assets to each of the Acquired Funds immediately prior to the Reorganization.

      With respect to the transaction described under "Part One" of Proposal 11, whereby the NAV shares of the JHVST International Equity Index Fund will be redesignated and the assets of such Fund attributable thereto will be transferred to a new JHVST International Equity Index Fund--NAV, the opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the transaction does not qualify as tax-free under Section 368(a) of the Code and will be treated as a taxable transaction; (2) the International Equity Index Fund will recognize gain or loss on each of the transferred assets equal to the difference between (i) the fair market value of such assets, and (ii) the adjusted basis of such assets; (3) the International Equity Index Fund will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains and therefore will not incur any federal income tax liability for its last complete taxable year ending on the date of the Reorganization; (4) the International Equity Index Fund - NAV will not recognize gain or loss upon the receipt of the NAV Assets of the International Equity Index Fund; (5) the basis of each of the assets acquired by the International Equity Index Fund - NAV will be the fair market value of such assets as of the Effective Time of the Reorganization; (6) the International Equity Index Fund - NAV's holding period for the NAV Assets acquired from the International Equity

Index Fund will start as of the Effective Time of the Reorganization; (7) the NAV shareholders of the International Equity Index Fund who are deemed to receive a distribution of cash in exchange for their shares from the International Equity Index Fund pursuant to the Reorganization will recognize any gain or loss upon the exchange (whether actual or constructive) of such shares for the shares of the International Equity Index Fund -- NAV they are deemed to have received pursuant to the Reorganization; (8) the basis of the International Equity Index Fund -- NAV shares received by the former NAV shareholders of the International Equity Index Fund will be the fair market value of the shares of the International Equity Index Trust - NAV as of the Effective Time of the Reorganization; (9) the NAV shareholders' holding period for their shares of the International Equity Index Fund - NAV will start as of the Effective Time of the Reorganization; and (10) no variable contract owner will recognize any gain or loss upon the transfer of the NAV Assets of the International Equity Index Fund to the International Equity Index Fund - NAV.

                                 CAPITALIZATION

      As to each Proposal, the following tables show as of June 30, 2004: (i) the capitalization of the Acquired Fund (subject to adjustments as set forth in the tables); (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date and adjusted to reflect the expenses of the Reorganization. With respect to Proposals 1, 4 and 14, the tables also show as of June 30, 2004: (i) the capitalization of the JHT Fund that is proposed to be combined into the Acquiring Fund pursuant to the JHT Reorganization; (ii) the pro forma combined capitalization of the JHT Fund and the Acquiring Fund, adjusted to reflect the expenses of the JHT Reorganization; and (iii) the pro forma combined capitalization of the Acquired Fund, the Acquiring Fund and the JHT Fund, adjusted to reflect the expenses of the Reorganization and the JHT Reorganization. As of June 30, 2004, each of the Acquired Funds had outstanding one class of shares, NAV shares, except as noted in the following tables with respect to the International Equity Index Fund. As of June 30, 2004, each of the Existing Acquiring Funds (and the other JHT Funds) had outstanding two or more of the following classes of shares: Series I shares, Series II shares and Series III shares. The Acquiring Funds will first issue NAV shares (and Series I and Series II shares in the case of the International Equity Index Trust A) in connection with the Reorganization.


PROPOSAL 1
-----------

                                                                                                 NET ASSET                SHARES
                PORTFOLIOS                                                NET ASSETS          VALUE PER SHARE           OUTSTANDING
                ----------                                                ----------          ---------------           -----------
(1) JHVST Active Bond Fund
      (Acquired Portfolio)                           NAV Shares         $1,011,132,000                  $9.49           106,569,000

(2) JHT Diversified Bond Trust
      (Acquired Portfolio)                           NAV Shares                      -                      -                     -
                                                     Series I              264,714,957                 $10.35            25,581,766
                                                     Series II             131,740,361                 $10.31            12,775,749
                                                     Series III                  8,408                 $10.33                   814
                                                     Total                $396,463,726

(3) JHT Active Bond Trust
      (Acquiring Portfolio)                          NAV Shares                      -                      -                     -
                                                     Series I                        -                      -                     -
                                                     Series II                       -                      -                     -
                                                     Series III                      -                      -                     -

(4) JHT Active Bond Trust
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1) and (3) )

    Reduction in net assets due to estimated         NAV Shares              ($189,767)                     -                     -
    expenses of the reorganization and               Series I                        -                      -                     -
    increase (decrease) in outstanding shares        Series II                       -                      -                     -
    relative to Net Asset Value upon                 Series III                      -                      -                     -
    reorganization                                   Total                   ($189,767)


    JHT Active Bond Trust                            NAV Shares         $1,010,942,233                  $9.49           106,569,000
      (Acquiring Portfolio)                          Series I                        -                      -                     -
      (Pro forma assuming combination                Series II                       -                      -                     -
      of (1) and (3) )                               Series III                      -                      -                     -
                                                     Total              $1,010,942,233

(5) JHT Active Bond Trust
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (2) and (3) )

    Reduction in net assets due to estimated         NAV Shares                      -                      -                     -
    expenses of the reorganization and               Series I                  (18,401)                     -             2,312,329
    increase (decrease) in outstanding shares        Series II                  (9,003)                     -             1,106,270
    relative to Net Asset Value upon                 Series III                     (1)                     -                    72
    reorganization                                   Total                    ($27,405)


    JHT Active Bond Trust                            NAV Shares                      -                      -                     -
      (Acquiring Portfolio)                          Series I              264,696,556                  $9.49            27,894,095
      (Pro forma assuming combination                Series II             131,731,358                   9.49            13,882,019
      of (2) and (3) )                               Series III                  8,407                   9.49                   886
                                                     Total                $396,436,321

(6) JHT Active Bond Trust
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1), (2) and (3) )

    Reduction in net assets due to estimated         NAV Shares              ($189,767)                     -                     -
    expenses of the reorganization and               Series I                  (18,401)                     -             2,312,329
    increase (decrease) in outstanding shares        Series II                  (9,003)                     -             1,106,270
    relative to Net Asset Value upon                 Series III                     (1)                     -                    72
    reorganization                                   Total                   ($217,172)


    JHT Active Bond Trust                            NAV Shares         $1,010,942,233                  $9.49           106,569,000
      (Acquiring Portfolio)                          Series I              264,696,556                   9.49            27,894,095
      (Pro forma assuming combination                Series II             131,731,358                   9.49            13,882,019
      of (1), (2) and (3) )                          Series III                  8,407                   9.49                   886
                                                     Total              $1,407,378,554



PROPOSAL 2
-----------

                                                                                                 NET ASSET                SHARES
                PORTFOLIOS                                                NET ASSETS          VALUE PER SHARE           OUTSTANDING
                ----------                                                ----------          ---------------           -----------

(1) JHVST Bond Index Fund
      (Acquired Portfolio)                           NAV Shares           $198,730,322                  $9.89           20,088,151


(2) JHT Bond Index Trust B
      (Acquiring Portfolio)                          NAV Shares                      -                      -                    -


(3) JHT Bond Index Trust B
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1) and (2) )

    Reduction in net assets due to estimated         NAV Shares                      *                      -                    -
    expenses of the reorganization and
    increase (decrease) in outstanding shares
    relative to Net Asset Value upon
    reorganization

    JHT Bond Index Trust B
      (Acquiring Portfolio)                          NAV Shares           $198,730,322                  $9.89           20,088,151
      (Pro forma assuming combination
      of (1) and (2) )

* The expenses of the Reorganization estimated to be $37,297 for the Acquired Fund and $0 for the Acquiring Fund will be paid by JHLICO (U.S.A.) or one or more of its affiliates.




PROPOSAL 3
-----------
                                                                                                 NET ASSET                SHARES
                PORTFOLIOS                                                NET ASSETS          VALUE PER SHARE           OUTSTANDING
                ----------                                                ----------          ---------------           -----------

(1) JHVST Earnings Growth Fund
     (Acquired Portfolio)                            NAV Shares           $193,033,180                  $8.30            23,256,687


(2) JHT Large Cap Growth Trust
     (Acquiring Portfolio)                           NAV Shares                      -                      -                     -
                                                     Series I              399,852,551                  $9.70            41,214,790
                                                     Series II              97,141,514                   9.67            10,043,341
                                                     Series III                      -                      -                     -
                                                     Total                $496,994,065

(3) JHT Large Cap Growth Trust
     (Acquiring Portfolio)
     (Pro forma assuming combination
     of (1) and (2) )

   Reduction in net assets due to estimated          NAV Shares                (10,134)                     -            (3,356,359)
   expenses of the reorganization and                Series I                  (21,002)                     -                     -
   increase (decrease) in outstanding shares         Series II                  (5,092)                     -                     -
   relative to Net Asset Value upon                  Series III                      -                      -                     -
   reorganization                                    Total                     (36,228)


   JHT Bond Index Trust B
     (Acquiring Portfolio)                           NAV Shares           $193,023,046                  $9.70            19,900,328
     (Pro forma assuming combination                 Series I              399,831,549                   9.70            41,214,790
     of (1) and (2) )                                Series II              97,136,422                   9.67            10,043,341
                                                     Series III                      -                      -                     -
                                                     Total                $689,991,017




PROPOSAL 4
-----------

                                                                                                 NET ASSET                SHARES
                PORTFOLIOS                                                NET ASSETS          VALUE PER SHARE           OUTSTANDING
                ----------                                                ----------          ---------------           -----------

(1) JHVST Equity Index Fund
      (Acquired Portfolio)                           NAV Shares           $720,456,068                 $14.56            49,493,884

(2) JHT Equity Index Trust
      (Acquired Portfolio)                           Series I              $83,683,256                 $13.87             6,031,670

(3) JHT 500 Index B Trust
      (Acquiring Portfolio)                          NAV Shares                      -                      -                     -

(4) JHT 500 Index B Trust
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1) and (3) )

    Reduction in net assets due to estimated         NAV Shares                      -  *                   -                     -
    expenses of the reorganization and
    increase (decrease) in outstanding shares
    relative to Net Asset Value upon
    reorganization

    JHT 500 Index B Trust                            NAV Shares           $720,456,068                 $14.56            49,493,884
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1) and (3) )

(5) JHT 500 Index B Trust
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (2) and (3) )

    Reduction in net assets due to estimated
    expenses of the reorganization and               Series I                   (5,784)                     -              (284,194)
    increase (decrease) in outstanding shares
    relative to Net Asset Value upon
    reorganization

    JHT 500 Index B Trust
      (Acquiring Portfolio)                          NAV Shares            $83,677,472                 $14.56             5,747,476
      (Pro forma assuming combination
      of (2) and (3) )

(6) JHT 500 Index B Trust
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1), (2) and (3) )

    Reduction in net assets due to estimated         NAV Shares                      -  *                   -                     -
    expenses of the reorganization and               Series I                   (5,784)                     -              (284,194)
    increase (decrease) in outstanding shares
    relative to Net Asset Value upon
    reorganization

    JHT 500 Index B Trust                            NAV Shares           $804,133,540                 $14.56            55,241,360
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1), (2) and (3) )

* The expenses of the Reorganization estimated to be $135,214 for the Acquired Fund will be paid by JHLICO (U.S.A.) or one or more of its affiliates.


PROPOSAL 5
-----------

                                                                                                 NET ASSET                SHARES
                PORTFOLIOS                                                NET ASSETS          VALUE PER SHARE           OUTSTANDING
                ----------                                                ----------          ---------------           -----------

(1) JHVST Financial Industries Fund
      (Acquired Portfolio)                           NAV Shares            $61,686,262                 $14.52            4,248,863


(2) JHT Financial Services Trust
      (Acquiring Portfolio)                          NAV Shares                      -                      -                    -
                                                     Series I              $52,601,741                 $12.97            4,056,314
                                                     Series II              41,362,837                  12.92            3,201,340
                                                     Series III                 30,390                  12.94                2,348
                                                     Total                 $93,994,968

(3) JHT Financial Services Trust
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1) and (2) )

    Reduction in net assets due to estimated         NAV Shares                      -   *                  -              507,210
    expenses of the reorganization and               Series I                  ($3,920)                     -                    -
    increase (decrease) in outstanding shares        Series II                  (3,068)                     -                    -
    relative to Net Asset Value upon                 Series III                     (2)                     -                    -
    reorganization                                   Total                      (6,990)


    JHT Financial Services Trust
      (Acquiring Portfolio)                          NAV Shares            $61,686,262                 $12.97            4,756,073
      (Pro forma assuming combination                Series I               52,597,821                  12.97            4,056,314
      of (1) and (2) )                               Series II              41,359,769                  12.92            3,201,340
                                                     Series III                 30,388                  12.94                2,348
                                                     Total                $155,674,240

* The expenses of the Reorganization estimated to be $4,587 for the Acquired Fund will be paid by JHLICO (U.S.A.) or one or more of its affiliates.



PROPOSAL 6
-----------

                                                                                                 NET ASSET                SHARES
                PORTFOLIOS                                                NET ASSETS          VALUE PER SHARE           OUTSTANDING
                ----------                                                ----------          ---------------           -----------
(1) JHVST Fundamental Value Fund
      (Acquired Portfolio)                           NAV Shares           $195,926,863  *              $11.16           17,556,170 *

(2) JHVST Large Cap Value Fund
      (Acquired Portfolio)                           NAV Shares           $410,185,805                 $15.01           27,320,321


(3) JHT Equity-Income Trust                          NAV Shares                      -                      -                    -
      (Acquiring Portfolio)                          Series I           $1,257,821,868                 $15.50           81,161,305
                                                     Series II             409,125,321                  15.44           26,502,589
                                                     Series III                193,186                  15.47               12,486
                                                     Total               1,667,140,375

(4) JHT Equity-Income Trust
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1) and (3) )

    Reduction in net assets due to estimated         NAV Shares                ($9,804)                     -           (4,915,727)
    expenses of the reorganization and               Series I                  (20,361)                     -                    -
    increase (decrease) in outstanding shares        Series II                  (6,603)                     -                    -
    relative to Net Asset Value upon                 Series III                     (3)                     -                    -
    reorganization                                   Total                    ($36,771)


    JHT Equity-Income Trust                          NAV Shares           $195,917,059                 $15.50           12,640,443
      (Acquiring Portfolio)                          Series I            1,257,801,507                  15.50           81,161,305
      (Pro forma assuming combination                Series II             409,118,718                  15.44           26,502,589
      of (1) and (3) )                               Series III                193,183                  15.47               12,486
                                                     Total              $1,863,030,467

(5) JHT Equity-Income Trust
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (2) and (3) )

    Reduction in net assets due to estimated         NAV Shares               ($20,525)                     -             (863,902)
    expenses of the reorganization and               Series I                  (42,628)                     -                    -
    increase (decrease) in outstanding shares        Series II                 (13,823)                     -                    -
    relative to Net Asset Value upon                 Series III                     (7)                     -                    -
    reorganization                                   Total                    ($76,983)


    JHT Equity-Income Trust
      (Acquiring Portfolio)                          NAV Shares           $410,165,280                 $15.50           26,456,419
      (Pro forma assuming combination                Series I            1,257,779,240                  15.50           81,161,305
      of (2) and (3) )                               Series II             409,111,498                  15.44           26,502,589
                                                     Series III                193,179                  15.47               12,486
                                                     Total              $2,077,249,197

(6) JHT Equity-Income Trust
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1), (2) and (3) )

    Reduction in net assets due to estimated         NAV Shares               ($30,330)                     -           (5,779,629)
    expenses of the reorganization and               Series I                  (62,989)                     -                    0
    increase (decrease) in outstanding shares        Series II                 (20,426)                     -                    0
    relative to Net Asset Value upon                 Series III                    (10)                     -                    0
    reorganization                                   Total                   ($113,755)


    JHT Equity-Income Trust                          NAV Shares           $606,082,338                 $15.50           39,096,862
      (Acquiring Portfolio)                          Series I            1,257,758,879                  15.50           81,161,305
      (Pro forma assuming combination                Series II             409,104,895                  15.44           26,502,589
      of (1), (2) and (3) )                          Series III                193,176                  15.47               12,486
                                                     Total              $2,273,139,288


* Adjusted to include $57,062,271 in net assets and 5,113,107 in shares at June 30, 2004 of the JHVST Fundamental Value Fund B, which was combined into the JHVST Fundamental Value Fund effective October 29, 2004.



PROPOSAL 7
-----------

                                                                                                 NET ASSET                SHARES
                PORTFOLIOS                                                NET ASSETS          VALUE PER SHARE           OUTSTANDING
                ----------                                                ----------          ---------------           -----------

(1) JHVST Global Bond Fund
      (Acquired Portfolio)                           NAV Shares           $107,476,415                 $11.60            9,262,823


(2) JHT Global Bond Trust
      (Acquiring Portfolio)                          NAV Shares                      -                      -                    -
                                                     Series I             $384,139,208                 $14.57           26,369,423
                                                     Series II             247,183,753                  14.51           17,029,720
                                                     Series III                142,667                  14.54                9,810
                                                     Total                $631,465,628

(3) JHT Global Bond Trust
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1) and (2) )

    Reduction in net assets due to estimated         NAV Shares                ($2,934)                     -           (1,886,267)
    expenses of the reorganization and               Series I                  (10,507)                     -                    -
    increase (decrease) in outstanding shares        Series II                  (6,726)                     -                    -
    relative to Net Asset Value upon                 Series III                     (4)                     -                    -
    reorganization                                   Total                    ($20,171)


    JHT Global Bond Trust
      (Acquiring Portfolio)                          NAV Shares           $107,473,481                 $14.57            7,376,556
      (Pro forma assuming combination                Series I              384,128,701                  14.57           26,369,423
      of (1) and (2) )                               Series II             247,177,027                  14.51           17,029,720
                                                     Series III                142,663                  14.54                9,810
                                                     Total                $738,921,872


PROPOSAL 8
----------

                                                                                                 NET ASSET                SHARES
                PORTFOLIOS                                                NET ASSETS          VALUE PER SHARE           OUTSTANDING
                ----------                                                ----------          ---------------           -----------
(1) JHVST Growth & Income Fund
      (Acquired Portfolio)                           NAV Shares         $2,144,630,683                 $11.55          185,619,570


(2) JHT Growth & Income Trust II
      (Acquiring Portfolio)                          NAV Shares                      -                      -                    -


(3) JHT Growth & Income Trust II
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1) and (2) )

    Reduction in net assets due to estimated         NAV Shares              ($402,502)                     -                    -
    expenses of the reorganization and
    increase (decrease) in outstanding shares
    relative to Net Asset Value upon
    reorganization


    JHT Growth & Income Trust II
      (Acquiring Portfolio)                          NAV Shares         $2,144,228,181                 $11.55          185,619,570
      (Pro forma assuming combination
      of (1) and (2) )



PROPOSAL 9
----------

                                                                                                 NET ASSET                SHARES
                PORTFOLIOS                                                NET ASSETS          VALUE PER SHARE           OUTSTANDING
                ----------                                                ----------          ---------------           -----------

(1) JHVST Health Sciences Fund
      (Acquired Portfolio)                           NAV Shares            $38,645,459                 $10.57            3,655,691


(2) JHT Health Sciences Trust
      (Acquiring Portfolio)                          NAV Shares                      -                      -                    -
                                                     Series I             $127,266,290                 $14.86            8,566,812
                                                     Series II              78,174,743                  14.80            5,280,505
                                                     Series III                119,396                  14.86                8,037
                                                     Total                $205,560,429

(3) JHT Health Sciences Trust
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1) and (2) )

    Reduction in net assets due to estimated         NAV Shares                ($1,148)                     -           (1,055,054)
    expenses of the reorganization and               Series I                   (3,792)                     -                    -
    increase (decrease) in outstanding shares        Series II                  (2,309)                     -                    -
    relative to Net Asset Value upon                 Series III                     (4)                     -                    -
    reorganization                                   Total                     ($7,253)


    JHT Health Sciences Trust
      (Acquiring Portfolio)                          NAV Shares            $38,644,311                 $14.86            2,600,637
      (Pro forma assuming combination                Series I              127,262,498                  14.86            8,566,812
      of (1) and (2) )                               Series II              78,172,434                  14.80            5,280,505
                                                     Series III                119,392                  14.86                8,037
                                                     Total                $244,198,635



PROPOSAL 10
-----------

                                                                                                 NET ASSET                SHARES
                PORTFOLIOS                                                NET ASSETS          VALUE PER SHARE           OUTSTANDING
                ----------                                                ----------          ---------------           -----------


(1) JHVST High Yield Bond Fund
      (Acquired Portfolio)                           NAV Shares            $93,254,484                  $6.24           14,937,825


(2) JHT High Yield Trust
      (Acquiring Portfolio)                          NAV Shares                      -                      -                    -
                                                     Series I             $641,363,441                  $9.50           67,515,666
                                                     Series II             443,685,489                   9.46           46,909,123
                                                     Series III                234,723                   9.49               24,746
                                                     Total              $1,085,283,653

(3) JHT High Yield Trust
      (Acquiring Portfolio)
      (Pro forma assuming combination
      of (1) and (2) )

    Reduction in net assets due to estimated         NAV Shares                ($1,385)                     -           (5,120,876)
    expenses of the reorganization and               Series I                   (9,540)                     -                    -
    increase (decrease) in outstanding shares        Series II                  (6,574)                     -                    -
    relative to Net Asset Value upon                 Series III                     (3)                     -                    -
    reorganization                                   Total                    ($17,502)


    JHT High Yield Trust
      (Acquiring Portfolio)                          NAV Shares            $93,253,099                  $9.50            9,816,949
      (Pro forma assuming combination                Series I              641,353,901                   9.50           67,515,666
      of (1) and (2) )                               Series II             443,678,915                   9.46           46,909,123
                                                     Series III                234,720                   9.49               24,746
                                                     Total              $1,178,520,635

PROPOSAL 11

      As of June 30, 2004, the JHVST International Equity Index Fund had outstanding three classes of shares: NAV shares, Series I shares and Series II shares. For purposes of the tables below, the NAV shares of the JHVST International Equity Index Fund at June 30, 2004 are treated as shares of the International Equity Index Fund--NAV, an Acquired Fund as it will exist at the time of the Reorganization as a result of the designation of the NAV shares of the JHVST International Equity Index Fund as a new series of JHVST. See Proposal 11.

      JHVST PROXY - N-14
      PROPOSAL 11 - SERIES I & II



                                                                                                     NET ASSET             SHARES
                        PORTFOLIOS                                             NET ASSETS        VALUE PER SHARE        OUTSTANDING
                        ----------                                             ----------        ---------------        -----------

(1)JHVST International Equity Index Fund
        (Acquired Portfolio)                        Series I                   $58,340,000                $14.14           4,126,000
                                                    Series II                   21,390,000                 14.13           1,514,000

   (2)JHT International Equity Index Trust A
        (Acquiring Portfolio)                       Series I                             -                     -                   -
                                                    Series II                            -                     -                   -


   (3)JHT International Equity Index Trust A
        (Acquiring Portfolio)
        (Pro forma assuming combination
        of (1) and (2) )
                                                                                          *
      Reduction in net assets due to estimated      Series I                             -                     -                   -
      expenses of the reorganization and            Series II                            -                     -                   -

      increase (decrease) in outstanding shares relative to Net Asset Value upon reorganization


      JHT International Equity Index Trust A
        (Acquiring Portfolio)                       Series I                   $58,340,000                $14.14           4,126,000
        (Pro forma assuming combination             Series II                   21,390,000                 14.13           1,514,000
        of (1) and (2) )



*The expenses of the Reorganization estimated to be $14,964 for the Acquired Fund will be paid by JHLICO (U.S.A.) or one or more of its affiliates.


      PROPOSAL 11 - NAV



                                                                                                     NET ASSET              SHARES
                        PORTFOLIOS                                         NET ASSETS             VALUE PER SHARE        OUTSTANDING
                        ----------                                         ----------             ---------------        -----------
   (1)JHVST International Equity Index Fund
        (Acquired Portfolio)                        NAV Shares                $167,073,000                $14.14          11,814,000


   (2)JHT International Equity Index Trust B
        (Acquiring Portfolio)                       NAV Shares                           -                     -                   -


   (3)JHT International Equity Index Trust B
        (Acquiring Portfolio)
        (Pro forma assuming combination
        of (1) and (2) )
                                                                                           *
      Reduction in net assets due to estimated      NAV Shares                           -                     -                   -
      expenses of the reorganization and
      increase (decrease) in outstanding shares
      relative to Net Asset Value upon
      reorganization


      JHT International Equity Index Trust A
        (Acquiring Portfolio)                       NAV Shares                $167,073,000                $14.14          11,814,000
        (Pro forma assuming combination
        of (1) and (2) )



*The expenses of the Reorganization estimated to be $31,356 for the Acquired Fund will be paid by JHLICO (U.S.A.) or one or more of its affiliates.




      JHVST PROXY - N-14
      PROPOSAL 12



                                                                                                   NET ASSET             SHARES
                        PORTFOLIOS                                       NET ASSETS            VALUE PER SHARE       OUTSTANDING
                        ----------                                       ----------           ----------------
   (1)JHVST Large Cap Growth Fund
        (Acquired Portfolio)                        NAV Shares           $   671,742,060 *             $13.98           48,050,219 *


   (2)JHT Blue Chip Growth Trust
        (Acquiring Portfolio)                       NAV Shares
                                                     Series I            $ 1,288,995,716               $15.91           81,004,734
                                                     Series II               321,845,069                15.85           20,301,888
                                                     Series III                   91,391                15.88                5,754
                                                     Total                $1,610,932,176

   (3)JHT Blue Chip Growth Trust
        (Acquiring Portfolio)
        (Pro forma assuming combination
        of (1) and (2) )

      Reduction in net assets due to estimated      NAV Shares            $      (37,100)                   -           (5,828,845)
      expenses of the reorganization and             Series I                    (71,238)                   -                    -
      increase (decrease) in outstanding shares      Series II                   (17,729)                   -                    -
      relative to Net Asset Value upon               Series III                       (5)                   -                    -
      reorganization                                 Total                $     (126,072)


      JHT Blue Chip Growth Trust
        (Acquiring Portfolio)                        NAV Shares           $  671,704,960               $15.91           42,221,374
        (Pro forma assuming combination              Series I              1,288,924,478                15.91           81,004,734
        of (1) and (2) )                             Series II               321,827,340                15.85           20,301,888
                                                     Series III                   91,386                15.88                5,754
                                                     Total                $2,282,548,164

     *Adjusted to include $25,443,845 in net assets and $1,820,017 in shares at June 30, 2004 of the JHVST Fundamental Growth Fund and $30,613,974 in net assets and 2,189,841 in shares at June 30, 2004 of the JHVST Large Cap Growth B Fund, each of which Funds was combined into the Acquired Fund effective October 29, 2004.





      PROPOSAL 13



                                                                                                 NET ASSET               SHARES
                        PORTFOLIOS                                           NET ASSETS        VALUE PER SHARE         OUTSTANDING
                        ----------                                           ----------        ---------------         -----------

   (1)JHVST Managed Fund
        (Acquired Portfolio)                        NAV Shares             $2,068,850,417                 $12.93        160,064,963


   (2)JHT Managed Trust
        (Acquiring Portfolio)                       NAV Shares                          -                      -                  -



   (3)JHT Managed Trust
        (Acquiring Portfolio)
        (Pro forma assuming combination
        of (1) and (2))
                                                                                         *
      Reduction in net assets due to estimated      NAV Shares                          -                      -                   -
      expenses of the reorganization and
      increase (decrease) in outstanding shares
      relative to Net Asset Value upon
      reorganization


      JHT Managed Trust
        (Acquiring Portfolio)                       NAV Shares             $2,068,850,417                 $12.93        160,064,963
        (Pro forma assuming combination
        of (1) and (2))



*The expenses of the Reorganization estimated to be $388,279 for the Acquired Fund will be paid by JHLICO (U.S.A.) or one or more of its affiliates.

       JHVST PROXY - N-14
       PROPOSAL 14

                                                                                                    NET ASSET             SHARES
                  PORTFOLIOS                                             NET ASSETS             VALUE PER SHARE        OUTSTANDING
                  ----------                                             ----------             ---------------        -----------
    (1) JHVST Mid Cap Growth Fund
         (Acquired Portfolio)                      NAV Shares             $220,812,765                 $15.49            14,255,441

    (2) JHT Aggressive Growth Trust
         (Acquired Portfolio)                      NAV Shares                        -                      -                     -
                                                   Series I               $308,934,207                 $13.87            22,272,932
                                                   Series II                96,951,213                  13.85             7,000,193
                                                   Series III                   20,466                  13.87                 1,476
                                                   Total                   405,905,886

    (3) JHT Mid Cap Stock Trust                    NAV Shares                        -                      -                     -
         (Acquiring Portfolio)                     Series I               $315,572,072                 $12.94            24,378,665
                                                   Series II               179,803,141                  12.90            13,940,238
                                                   Series III                   49,488                  12.94                 3,823
                                                   Total                   495,424,701

    (4) JHT Mid Cap Stock Trust
         (Acquiring Portfolio)
         (Pro forma assuming combination
         of (1) and (3))

       Reduction in net assets due to estimated    NAV Shares                 ($12,776)                     -             2,802,851
       expenses of the reorganization and          Series I                    (18,273)                     -                     -
       increase (decrease) in outstanding shares   Series II                   (10,390)                     -                     -
       relative to Net Asset Value upon            Series III                       (3)                     -                     -
       reorganization                              Total                      ($41,442)


       JHT Mid Cap Stock Trust                     NAV Shares             $220,799,989                 $12.94            17,058,292
         (Acquiring Portfolio)                     Series I                315,553,799                  12.94            24,378,665
         (Pro forma assuming combination           Series II               179,792,751                  12.90            13,940,238
         of (1) and (3))                           Series III                   49,485                  12.94                 3,823
                                                   Total                  $716,196,024

    (5) JHT Mid Cap Stock Trust
         (Acquiring Portfolio)
         (Pro forma assuming combination
         of (2) and (3))

       Reduction in net assets due to estimated    NAV Shares                        -                      -                     -
       expenses of the reorganization and          Series I                    (43,194)                     -             1,601,427
       increase (decrease) in outstanding shares   Series II                   (19,104)                     -               515,405
       relative to Net Asset Value upon            Series III                       (4)                     -                   106
       reorganization                              Total                      ($62,302)


       JHT Mid Cap Stock Trust
         (Acquiring Portfolio)                     NAV Shares                        -                      -                   -
         (Pro forma assuming combination           Series I                624,463,085                  12.94            48,253,024
         of (2) and (3))                           Series II               276,735,250                  12.90            21,455,836
                                                   Series III                   69,950                  12.94                 5,405
                                                   Total                  $901,268,285

    (6) JHT Mid Cap Stock Trust
         (Acquiring Portfolio)
         (Pro forma assuming combination
         of (1), (2) and (3))

       Reduction in net assets due to estimated    NAV Shares                 ($12,776)                     -             2,802,851
       expenses of the reorganization and          Series I                    (61,467)                     -             1,601,427
       increase (decrease) in outstanding shares   Series II                   (29,494)                     -               515,405
       relative to Net Asset Value upon            Series III                       (7)                     -                   106
       reorganization                              Total                     ($103,744)


       JHT Mid Cap Stock Trust                     NAV Shares             $220,799,989                 $12.94            17,058,292
         (Acquiring Portfolio)                     Series I                624,444,812                  12.94            48,253,024
         (Pro forma assuming combination           Series II               276,724,860                  12.90            21,455,836
         of (1), (2) and (3))                      Series III                   69,947                  12.94                 5,405
                                                   Total                $1,122,039,608

       JHVST PROXY - N-14
       PROPOSAL 15

                                                                                                   NET ASSET            SHARES
                  PORTFOLIOS                                               NET ASSETS           VALUE PER SHARE      OUTSTANDING
                  ----------                                               ----------           ---------------      -----------
    (1) JHVST Mid Cap Value B  Fund
         (Acquired Portfolio)                      NAV Shares            $140,264,985*              $11.59            9,223,141


    (2) JHT Mid Cap Value Trust
         (Acquiring Portfolio)                     NAV Shares                       -                     -                    -
                                                   Series I                         -                     -                    -
                                                   Series II                        -                     -                    -
                                                   Series III                       -                     -                    -


    (3) JHT Mid Cap Value Trust
         (Acquiring Portfolio)
         (Pro forma assuming combination
         of (1) and (2))

       Reduction in net assets due to estimated    NAV Shares                ($26,325)                    -                    -
       expenses of the reorganization and          Series I                         -                     -                    -
       increase (decrease) in outstanding shares   Series II                        -                     -                    -
       relative to Net Asset Value upon            Series III                       -                     -                    -
       reorganization                              Total                     ($26,325)


       JHT Mid Cap Value Trust
         (Acquiring Portfolio)                     NAV Shares            $140,238,660                $11.59            9,223,141
         (Pro forma assuming combination           Series I                         -                     -                    -
         of (1) and (2))                           Series II                        -                     -                    -
                                                   Series III                       -                     -                    -

     * Adjusted to include $33,383,482 as the net assets at June 30, 2004 of the JHVST Mid cap Value Fund which was combined into the Acquired Fund effective October 29, 2004.


       JHVST PROXY - N-14
       PROPOSAL 16

                                                                                                     NET ASSET            SHARES
                  PORTFOLIOS                                              NET ASSETS              VALUE PER SHARE       OUTSTANDING
                  ----------                                              ----------              ---------------       -----------
    (1) JHVST Money Market Fund
         (Acquired Portfolio)                      NAV Shares            $658,330,721                   $1.00           658,330,721


    (2) JHT Money Market Trust B
         (Acquiring Portfolio)                     NAV Shares                       -                       -                     -


    (3) JHT Money Market Trust B
         (Acquiring Portfolio)
         (Pro forma assuming combination
         of (1) and (2))

       Reduction in net assets due to estimated    NAV Shares                       -*                      -                     -
       expenses of the reorganization and
       increase (decrease) in outstanding shares
       relative to Net Asset Value upon
       reorganization


       JHT Money Market Trust B
         (Acquiring Portfolio)                     NAV Shares            $658,330,721                   $1.00           658,330,721
         (Pro forma assuming combination
         of (1) and (2))

     * The expenses of the Reorganization estimated to be $123,555 for the Acquired Fund will be paid by JHLICO (U.S.A.) or one or more of its affilates.


        JHVST PROXY - N-14
        PROPOSAL 17

                                                                                                 NET ASSET             SHARES
                  PORTFOLIOS                                               NET ASSETS         VALUE PER SHARE       OUTSTANDING
                  ----------                                               ----------         ---------------       -----------

     (1) JHVST Overseas Equity B Fund
          (Acquired Portfolio)                     NAV Shares              $252,858,479*              $9.80          25,801,886*


     (2) JHT Overseas Equity Trust
          (Acquiring Portfolio)                    NAV Shares                         -                   -                   -
                                                   Series I                           -                   -                   -
                                                   Series II                          -                   -                   -
                                                   Series III                         -                   -                   -


     (3) JHT Overseas Equity Trust
          (Acquiring Portfolio)
          (Pro forma assuming combination
          of (1) and (2))

        Reduction in net assets due to estimated   NAV Shares                  ($47,456)                  -                   -
        expenses of the reorganization and         Series I                           -                   -                   -
        increase (decrease) in outstanding shares  Series II                          -                   -                   -
        relative to Net Asset Value upon           Series III                         -                   -                   -
        reorganization                             Total                       ($47,456)


        JHT Overseas Equity Trust
          (Acquiring Portfolio)                    NAV Shares              $252,811,023               $9.80          25,801,886
          (Pro forma assuming combination          Series I                           -                   -                   -
          of (1) and (2))                          Series II                          -                   -                   -
                                                   Series III                         -                   -                   -

      * Adjusted to include $59,272,302 in net assets and 5,638,000 in shares at June 30, 2004 of the JHVST Overseas Equity Fund and $71,598,854 in net assets and 7,432,000 in shares at June 30, 2004 of the JHVST Overseas Equity C Fund, each of which Funds was combined into the Acquired Fund effective October 29, 2004.

PROPOSAL 18

                                                                                           NET ASSET            SHARES
                          PORTFOLIOS                                  NET ASSETS        VALUE PER SHARE       OUTSTANDING
                          ----------                               ---------------      ---------------     ---------------

(1)JHVST Real Estate Equity Fund
     (Acquired Portfolio)                           NAV Shares     $   255,127,211      $         17.06          14,958,616


(2)JHT Real Estate Securities Trust
     (Acquiring Portfolio)                          NAV Shares                  --                   --                  --
                                                    Series I           480,561,445      $         21.50          22,350,883
                                                    Series II          242,759,693                21.43          11,329,668
                                                    Series III             349,396                21.46              16,281
                                                    Total          $   723,670,534

(3)JHT Real Estate Securities Trust
     (Acquiring Portfolio)
     (Pro forma assuming combination
     of (1) and (2) )

   Reduction in net assets due to estimated         NAV Shares     $       (12,481)                  --          (3,092,234)
   expenses of the reorganization and               Series I               (23,529)                  --                  --
   increase (decrease) in outstanding shares        Series II              (11,855)                  --                  --
   relative to Net Asset Value upon                 Series III                 (17)                  --                  --
   reorganization                                   Total          $       (47,882)


   JHT Overseas Equity Trust
     (Acquiring Portfolio)                          NAV Shares     $   255,114,730      $         21.50          11,866,382
     (Pro forma assuming combination                Series I           480,537,916                21.50          22,350,883
     of (1) and (2) )                               Series II          242,747,838                21.43          11,329,668
                                                    Series III             349,379                21.46              16,281
                                                    Total          $   978,749,863


PROPOSAL 19

                                                                                           NET ASSET            SHARES
                          PORTFOLIOS                                  NET ASSETS        VALUE PER SHARE       OUTSTANDING
                          ----------                               ---------------      ---------------     ---------------

(1)JHVST Short Term Bond Fund
     (Acquired Portfolio)                           NAV Shares     $   252,468,527      $          9.98          25,293,637


(2)JHT Short Term Bond Trust
     (Acquiring Portfolio)                          NAV Shares                  --                   --                  --
                                                    Series I                    --                   --                  --
                                                    Series II                   --                   --                  --
                                                    Series III                  --                   --                  --


(3)JHT Short Term Bond Trust
     (Acquiring Portfolio)
     (Pro forma assuming combination
     of (1) and (2) )

   Reduction in net assets due to estimated         NAV Shares     $       (47,383)                  --                  --
   expenses of the reorganization and               Series I                    --                   --                  --
   increase (decrease) in outstanding shares        Series II                   --                   --                  --
   relative to Net Asset Value upon                 Series III                  --                   --                  --
   reorganization                                   Total          $       (47,383)


   JHT Short Term Bond Trust
     (Acquiring Portfolio)                          NAV Shares     $   252,421,144      $          9.98          25,293,637
     (Pro forma assuming combination                Series I                    --                   --                  --
     of (1) and (2) )                               Series II                   --                   --                  --
                                                    Series III                  --                   --                  --

PROPOSAL 20

                                                                                           NET ASSET            SHARES
                          PORTFOLIOS                                  NET ASSETS        VALUE PER SHARE       OUTSTANDING
                          ----------                               ---------------      ---------------     ---------------


(1)JHVST Small Cap Emerging Growth Fund
     (Acquired Portfolio)                           NAV Shares     $   231,145,083**     $          8.36          27,648,933**


(2)JHT Small Cap Emerging Growth Trust
     (Acquiring Portfolio)                          NAV Shares                  --                    --                  --
                                                    Series I                    --                    --                  --
                                                    Series II                   --                    --                  --
                                                    Series III                  --                    --                  --


(3)JHT Small Cap Emerging Growth Trust
     (Acquiring Portfolio)
     (Pro forma assuming combination
     of (1) and (2) )

   Reduction in net assets due to estimated         NAV Shares                   *                    --                  --
   expenses of the reorganization and               Series I                    --                    --                  --
   increase (decrease) in outstanding shares        Series II                   --                    --                  --
   relative to Net Asset Value upon                 Series III                  --                    --                  --
   reorganization                                   Total                       --


   JHT Small Cap Emerging Growth Trust
     (Acquiring Portfolio)                          NAV Shares     $   231,145,083       $          8.36          27,648,933
     (Pro forma assuming combination                Series I                    --                    --                  --
     of (1) and (2) )                               Series II                   --                    --                  --
                                                    Series III                  --                    --                  --

      * The expenses of the Reorganization estimated to be $15,843 for the Acquired Fund will be paid by JHLICO (U.S.A.) or one or more of its affiliates.

     ** Adjusted to include $146,729,647 in net assets and 17,542,960 in shares at June 30, 2004 of the JHVST Small Cap Growth Fund which was combined into the Acquired Fund effective October 29, 2004.

PROPOSAL 21

                                                                                          NET ASSET        SHARES
                          PORTFOLIOS                                    NET ASSETS     VALUE PER SHARE   OUTSTANDING
                          ----------                                   ------------    ---------------   -----------
    (1)JHVST Small Cap Value Fund
         (Acquired Portfolio)                           NAV Shares     $210,630,869            $18.12    11,622,858

    (2)JHT Small Cap Value Trust
         (Acquiring Portfolio)                          NAV Shares               --                --            --
                                                        Series I                 --                --            --
                                                        Series II                --                --            --
                                                        Series III               --                --            --

    (3)JHT Small Cap Value Trust
         (Acquiring Portfolio)
         (Pro forma assuming combination
         of (1) and (2) )

       Reduction in net assets due to estimated         NAV Shares               --*               --            --
       expenses of the reorganization and               Series I                 --                --            --
       increase (decrease) in outstanding shares        Series II                --                --            --
       relative to Net Asset Value upon                 Series III               --                --            --
       reorganization                                   Total                    --

       JHT Small Cap Value Trust
         (Acquiring Portfolio)                          NAV Shares     $210,630,869            $18.12    11,622,858
         (Pro forma assuming combination                Series I                 --                --            --
         of (1) and (2))                                Series II                --                --            --
                                                        Series III               --                --            --

* The expenses of the Reorganization estimated to be $39,531 for the Acquired Fund will be paid by JHLICO (U.S.A.) or one or more of its affiliates.


PROPOSAL 22

                                                                                          NET ASSET        SHARES
                          PORTFOLIOS                                   NET ASSETS      VALUE PER SHARE   OUTSTANDING
                          ----------                                 --------------    ---------------   -----------
    (1)JHVST Total Return Bond Fund
         (Acquired Portfolio)                           NAV Shares   $   49,753,817        $      9.96     4,996,935


    (2)JHT Total Return Trust
         (Acquiring Portfolio)                          NAV Shares               --                 --            --
                                                        Series I        851,698,302        $     13.54     62,892,519
                                                        Series II       493,866,913              13.50     36,581,670
                                                        Series III          586,715              13.50         43,466
                                                        Total        $1,346,151,930

    (3)JHT Total Return Trust
         (Acquiring Portfolio)
         (Pro forma assuming combination
         of (1) and (2))

       Reduction in net assets due to estimated         NAV Shares   $          (84)                --     (1,322,931)
       expenses of the reorganization and               Series I             (2,850)                --             --
       increase (decrease) in outstanding shares        Series II            (1,651)                --             --
       relative to Net Asset Value upon                 Series III               (1)                --             --
       reorganization                                   Total        $       (4,586)


       JHT Total Return Trust
         (Acquiring Portfolio)                          NAV Shares   $   49,753,733        $     13.54      3,674,004
         (Pro forma assuming combination                Series I        851,695,452              13.54     62,892,519
         of (1) and (2))                                Series II       493,865,262              13.50     36,581,670
                                                        Series III          586,714              13.50         43,466
                                                        Total        $1,395,901,161


                   COMPARATIVE INFORMATION ABOUT JHVST AND JHT

                           MULTIPLE CLASSES OF SHARES

      JHVST is authorized to issue four classes of shares for the Acquired
Funds: NAV shares (the initial class of shares issued by each Acquired Fund), Series I shares, Series II shares and Series III shares. None of the Acquired Funds has issued Series III shares, and only the JHVST International Equity Index Fund has issued Series I and Series II shares. The NAV shares, Series I shares and Series II shares are the same except for differences in class expenses, including different 12b-1 fees for the Series I and Series II shares. See "Rule 12b-1 Fees" below.

      JHT is authorized to issue four classes of shares for the Acquiring Funds:
Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares); Series III shares; and NAV shares. The Acquiring Funds, except for the JHT International Equity Index Trust A, will first issue NAV shares in connection with the Reorganization. The JHT International Equity Index Trust A will issue Series I and Series II shares in connection with the Reorganization. The Series I, Series II, Series III and NAV shares are the same except for differences in class expenses, including different Rule 12b-1 fees for the Series I, Series II and Series III shares. The Rule 12b-1 fees for the Series I and Series II shares of the JHT International Equity Index Trust A are described below under "Rule 12b-1 Fees."

      The following New Acquiring Funds will issue only NAV shares: the Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Bond Index Trust B.

      All shares of each of the Acquired Funds and the Acquiring Funds have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

                                 RULE 12B-1 FEES

      Neither the NAV shares of the Acquired Funds nor the NAV shares of the Acquiring Funds which will be issued in connection with the Reorganization are subject to distribution or Rule 12b-1 fees.

      Each of JHT and JHVST has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act (each, a "12b-1 Plan") for each of the Series I and Series II shares of, respectively, the JHVST International Equity Index Fund and its corresponding Acquiring Fund, the International Equity Index Trust A. The International Equity Index Trust A will issue Series I and Series II shares in connection with the Reorganization.

      With respect to the JHT International Equity Index Trust A (the Acquiring
Fund): Series I shares are subject to a Rule 12b-1 fee of up to .05% of Series I share average daily net assets, and Series II shares are subject to a Rule 12b-1 fee of up to .25% of Series II share average daily net assets.

      With respect to the JHVST International Equity Index Fund (the Acquired
Fund): Series I shares are subject to a Rule 12b-1 fee of up to .40% of Series I share average daily net assets, and Series II shares are subject to a Rule 12b-1 fee of up to .60% of Series II share average daily net assets.

      Under both the JHT and JHVST 12b-1 Plans, the Rule 12b-1 fees are paid to John Hancock Distributors LLC (the "Distributor") (formerly Manulife Financial Securities, LLC), which serves as the distributor both of shares of the JHT Funds, including the Acquiring Funds, and of the Series I and Series II shares of the JHVST International Equity Index Fund. To the extent consistent with applicable laws, regulations and rules, the Distributor may, under both 12b-1 Plans, use Rule 12b-1 fees: (i) for any expenses relating to the distribution of the shares of the class; (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of variable contracts funded in insurance company separate accounts that invest in the shares of the class) and (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc. Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments relating to Series I and Series II shares of the JHT International Equity Index Trust and the JHT International Equity Index Fund are made to insurance companies affiliated with JHIMS and the Distributor. However, payments may be made to unaffiliated insurance companies in the future.

      The JHVST 12b-1 Plan provides that if only part of any of the above-listed activities or expenses (or of any other expenses or activities) is intended to result in sales of (or services to) a class of the Acquiring Fund's shares, the Distributor may make a reasonable apportionment thereof, so as to apply Rule 12b-1 fees borne by that class to the portion of such activities or expenses that pertains to the distribution of (or services to) that class.

      Rule 12b-1 fees are paid out of a Fund's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Fund and may, over time, be greater than other types of sales charges.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

      Each of JHVST and JHT has adopted "fundamental" investment restrictions regarding the investments of, respectively, the Acquired Funds and the Acquiring Funds. A fundamental investment restriction may not be changed for any Fund without approval of a Majority of the Outstanding Voting Securities (as defined under "Voting Information - Voting Rights and Required Vote" below) of that Fund. The table in Appendix A to this Proxy Statement/Prospectus compares the fundament investment restrictions applicable to, respectively, the Acquired Funds and the Acquiring Funds. Differences in fundamental investment restrictions between an Acquired Fund and its corresponding Acquiring Fund are not expected to result in any material difference in the manner in which the Acquiring Fund is managed as compared to the corresponding Acquired Fund, except insofar as the Acquired Funds but not the Acquiring Funds are permitted to borrow money for leveraging their portfolios.

                           DIVIDENDS AND DISTRIBUTIONS

      The dividends and distributions procedures with respect to the Acquired and Acquiring Funds are substantially similar. JHVST and JHT declare as dividends substantially all of the net investment income, if any, of, the respective Funds. Dividends from the net investment income and the net capital gain, if any, for each Acquiring Fund are declared by JHT not less frequently than annually and reinvested in additional full and fractional shares of the Acquiring Fund at net asset value or paid in cash. JHVST declares and pays dividends monthly and declares capital gains distributions annually. JHVST automatically reinvests such dividends and distributions in additional full and fractional shares of the Acquired Funds at net asset value.

                        PURCHASE AND REDEMPTION OF SHARES

      The purchase and redemption procedures with respect to shares of the Acquired and Acquiring Funds are substantially the same. The NAV shares of the Acquired Funds (and the Series I and Series II shares of the JHVST International Equity Index Fund) are, and the NAV shares of the Acquiring Funds (and the Series I and Series II shares of the JHT International Equity Index Trust A), commencing May 1, 2005, will be, offered continuously, without sales charge, and sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received from a contract owner. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days. However, both JHVST and JHT may suspend the right of redemption or postpone the date of payment beyond seven days under certain circumstances as permitted by applicable law and regulations.

      Redemptions are normally made in cash, but JHVST reserves the right, at its discretion, to make full or partial payment by assignment to the appropriate shareholder of portfolio securities at their value used in determining the redemption price. In such cases, the shareholder would incur brokerage costs should it wish to liquidate these portfolio securities.

      Calculation of Net Asset Value. The net asset values of the shares of the Acquired and Acquiring Funds are determined once daily as of the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each business day of the Funds. The Exchange generally closes at 4:00 p.m. Eastern Time.

      The net asset value per share of each share class of each Fund is computed by: (i) adding the sum of the value of the portfolio securities held by the Fund, plus any cash or other assets it holds, attributable to the class, (ii) subtracting all its liabilities attributable to the class, and (iii) dividing the result by the total number of shares outstanding of the class at such time.

      Securities held by each of the Funds, except money market instruments with remaining maturities of 60 days or less which are valued on an amortized cost basis, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in accordance with procedures approved by the Board of Trustees of JHT in the case of the Acquiring Funds and by the Board of Trustees of JHVST in the case of the Acquired Funds.

      Generally, with respect to the Acquiring Funds, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of regular trading of the Exchange. The values of such securities used by JHT in computing the net asset values of the Acquiring Funds' shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the Exchange and would therefore not be reflected in the computations of the Funds' net asset values. In such event, these securities will then be valued at their fair value as described above.

      With respect to the Acquired Funds, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the Exchange is open. The values of such securities used in computing net asset value per share are normally determined as of such times. Trading of these securities may not take place on every Exchange business day and may take place on days which are not business days in New York. JHVST calculates net asset values per share as of the close of regular trading on the Exchange on each day on which that exchange is open. Therefore, such calculations do not take place contemporaneously with the determination of the prices of many of the Acquired Funds' securities used in such calculations. If events affecting the value of such securities occur between the time when their price is determined and the time as of which the Acquired Funds' net asset values are calculated, such securities may be valued at fair value as described above.

                          MASSACHUSETTS BUSINESS TRUSTS

      As stated above, each of JHVST and JHT is a Massachusetts business trust. As such, each is governed by the terms of its Declaration of Trust. Shareholders of JHVST and JHT have substantially similar voting and other rights. Neither JHVST nor JHT is required to hold an annual meeting of shareholders.

      Under Massachusetts law, shareholders of JHVST and JHT could, under certain circumstances, be held personally liable for the obligations of these respective business trusts. However, the Declarations of Trust of JHVST and JHT contain express disclaimers of shareholder liability for acts or obligations of the business trusts and require that notices of such disclaimers be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officers of the business trusts. The Declarations of Trust also provide for indemnification, out of the property of JHVST in the case of JHVST and out of the property of a particular JHT Fund in the case of JHT, for all losses and expenses of any shareholder held personally liable for the obligations of, respectively, JHVST or such JHT Fund. Both JHVST and JHT consider the risk of a shareholder incurring financial loss on account of shareholder liability to be remote.

                 LOCATION OF FURTHER INFORMATION ABOUT THE FUNDS

      The following table shows where in the JHVST Prospectus and the JHT Prospectus further information about, respectively, the Acquired Funds and the Acquiring Funds may be found. Certain of the headings or captions listed appear under individual Fund descriptions.

                                               HEADING OR CAPTION IN PROSPECTUS
TYPE OF INFORMATION             JHVST PROSPECTUS                              JHT PROSPECTUS
-------------------             ----------------                              --------------
Investment Objective            Goal and Strategy.                   Investment Objective; Investment
and Policies:                                                        Strategies; Additional Investment
                                                                     Policies; Hedging and Other
                                                                     Strategic Transactions.

Portfolio                       Subadviser; Fund Managers.           Subadviser and Portfolio Managers;
Management:                                                          Advisory Arrangements; Subadvisory
                                                                     Arrangements.

Expenses:                       Fees and Expenses of the Fund.       Fees and Expenses for Each Portfolio.

Risks:                          Main Risks.                          Principal Risks; Risks of Investing
                                                                     in Certain Types of Securities.

Taxes:                          Dividends and Taxes.                 Taxes.

Dividends and                   Dividends and Taxes.                 Dividends.
Distributions:

Purchase and Redemption         Investment in Shares of the Funds;   Purchase and Redemption of Shares.
of Shares:                      Share Price.

Financial Highlights:           Financial Highlights.                Financial Highlights.

                               VOTING INFORMATION

      As stated above, this Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees of JHVST of proxies to be used at the Special Meeting of the Shareholders of the Acquired Funds to be held at 197 Clarendon Street, Boston, Massachusetts 02117, on APRIL 4, 2005, AT 10:00 A.M., EASTERN TIME (the "Meeting").

      JHVST does not sell its shares directly to the public but to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts which they issue (together with any certificates of interest thereunder, the "Contracts"). Only shares of a particular JHVST Fund are entitled to vote on matters which affect only the interests of that Fund.

      As of the Record Date, the shares of the Acquired Funds (other than the JHVST International Equity Index Fund--NAV which will be organized in connection with the Reorganization and the Series I and II shares of the JHVST International Equity Index Fund) were legally owned by the John Hancock Life Insurance Company ("JHLICO") and the John Hancock Variable Life Insurance Company ("JHVLICO"). JHLICO is a Massachusetts life insurance company having its principal place of business at 200 Clarendon Street, Boston, Massachusetts 02117. JHVLICO is a Massachusetts life insurance company having its principal offices at 197 Clarendon Street, Boston, Massachusetts 02117. Each of JHLICO and JHVLICO is a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("John Hancock"), which is a wholly-owned subsidiary of Manufacturers Financial Corporation ("MFC"), whose offices are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO and JHVLICO hold shares of JHVST Funds directly and attributable to the Contracts in their respective separate accounts.

      As of the Record Date, the Series I and Series II shares of the JHVST International Equity Index Fund were legally owned by the John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)") (formerly, The Manufacturers Life Insurance Company (U.S.A.)), the John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York ). JHLICO (U.S.A.) is a Michigan stock life insurance company having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5, and JHLICO New York is a New York stock life insurance company having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO U.S.A. and JHLICO New York is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company, which is a wholly-owned subsidiary of MFC. Each of JHLICO U.S.A. and JHLICO New York holds Series I and Series II shares of the JHVST International Equity Index Fund attributable to Contracts issued by such company in its separate accounts. Such separate accounts include separate accounts registered under the 1940 Act as well as unregistered separate accounts.

                         VOTING RIGHTS AND REQUIRED VOTE

      Each Acquired Fund share is entitled to one vote (and fractional shares to fractional votes). Shareholders do not have any rights of dissent or appraisal.

      Approval of each Proposal requires the affirmative vote of a majority of the shares of the affected Acquired Fund (or class of shares in the case of voting by class) that are outstanding and entitled to vote as of the close of business on the Record Date. For this purpose, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

(1) 67% or more of the shares of the Acquired Fund (or class) present at the Meeting, if the holders of more than 50% of the shares of the Acquired Fund (or class) are present in person or by proxy; or

(2) more than 50% of the outstanding shares of the Acquired Fund (or class).

      Shares of each Acquired Fund present in person, or by proxy, including shares that abstain or do not vote with respect to a Proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against a Proposal.

      In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a Proposal will require the affirmative vote of the holders of a majority of the shares of the affected Acquired Fund (or class) cast at the Meeting. The persons named as proxies and any shareholder present at the meeting will vote for or against any adjournment in their discretion.

                 SOLICITATION OF PROXIES AND VOTING INSTRUCTIONS

      JHVST is soliciting proxies from JHLICO, JHVLICO, JHLICO (U.S.A.) and JHLICO New York (the "JH Insurance Companies"), which have the right to vote upon matters that may be voted upon at the Meeting. The JH Insurance Companies will furnish this Proxy Statement/Prospectus to the owners of Contracts participating in registered separate accounts that hold shares of the Acquired Funds to be voted at the Meeting and will solicit voting instructions from those Contract owners. For this purpose, the owner of a variable annuity contract during the period after the annuity payments have commenced is the annuitant.

      The JH Insurance Companies will vote the shares of the Acquired Funds held in their respective registered separate accounts which are attributable to the Contracts and for which properly executed and unrevoked voting instructions are received from Contract owners in time for the Meeting in accordance with those voting instructions ("Contract Owner Instructions"). The JH Insurance Companies will also vote the shares of the Acquired Funds held in a registered separate account which are not attributable to the Contracts or which are attributable to the Contracts but for which proper and timely voting instructions are not received in proportion to the Contract Owner Instructions. All other shares of the Acquired Funds will be voted in proportion to Contract Owner Instructions that are received for all registered separate accounts. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding Voting Instructions Form or a notice of revocation to the JH Insurance Company to which the voting instructions were initially given.

      Whether a Proposal is approved depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on any Proposal has the same practical effect as an instruction to vote against the Proposal. If insufficient affirmative votes are obtained to approve any Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. See "Voting Rights and Required Vote." Any authorized voting instructions will also be valid for any adjournment of the Meeting.

      Under the Plan, the expenses of the Reorganization, including the cost of the preparation and distribution of these proxy materials, will be allocated among and paid by the Acquired Funds and the Acquiring Funds on an asset weighted basis, with the Acquired and Acquiring Funds in any Combination bearing the expenses that Combination in proportion to their relative net assets as of June 30, 2004, except that JHLICO (U.S.A.) has agreed that it will pay or cause one or more of its affiliates to pay such expenses that are allocated to the following Acquired Funds that are expected to experience an increase in annual operating expense ratios as a result of the Reorganization: the Bond Index Fund, Equity Index Fund, Financial Industries Fund, International Equity Index Fund--NAV, International Equity Index Fund--Series I and Series II, Managed Fund, Small Cap Emerging Growth Fund and Small Cap Value Fund. JHLICO (U.S.A.) will also pay or cause one or more of its affiliates to pay such expenses of the JHVST Money Market Fund which will be combining into a New Acquiring Fund (the JHT Monet Market Trust B) which will be subject to an expense cap. Allocating expenses on an asset-weighted basis as described above will, as a practical matter, result in each of the following Acquired Funds bearing all the expenses of its combination into a New Acquiring Fund that does not have any historic assets or operations: the Active Bond Fund, Growth & Income Fund, Mid Cap Value B Fund, Overseas Equity Fund and Short-Term Bond Fund. Each of these Acquired Funds is expected to experience a decrease in annual operating expenses as a result of the Reorganization. (The estimated amounts of Reorganization costs for each combination are set out above under "Capitalization").

      In addition to the solicitation of voting instructions by the use of the mails, regular employees of JHLICO and its affiliates may solicit voting instructions in person or by telephone; such employees will not be compensated for such services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of voting instructions. For those services, they will be reimbursed for their out-of-pocket expenses.

                        OWNERSHIP OF SHARES OF THE FUNDS

         Acquired Funds. As of the Record Date, the percentage ownership of the outstanding NAV shares of each of the Acquired Funds (other than the International Equity Index Fund--NAV which will be organized at the time of the Reorganization) by each of JHLICO and JHVLICO is stated below.

                                              NUMBER OF        PERCENTAGE OF    PERCENTAGE OF
                                           OUTSTANDING NAV    SHARES HELD BY    SHARES HELD BY
JHVST ACQUIRED FUNDS                           SHARES            JHLICO             JHVLICO
Active Bond Fund

Bond Index Fund

Earnings Growth Fund

Equity Index Fund

Financial Industries Fund

Fundamental Value Fund

Global Bond Fund

Growth & Income Fund

Health Sciences Fund

High Yield Bond Fund

International Equity Index Fund

Large Cap Growth Fund

Large Cap Value Fund

Managed Fund

Mid Cap Growth Fund

Mid Cap Value B Fund

Money Market Fund

Overseas Equity B Fund

Real Estate Equity Fund

Short-Term Bond Fund

Small Cap Emerging Growth Fund

Small Cap Value Fund

Total Return Bond Fund

      As of the Record Date, the percentage ownership of the outstanding Series I and Series II shares of the JHVST International Equity Index Fund by each of JHLICO (U.S.A.) and JHLICO New York is stated below.

                                               NUMBER OF        PERCENTAGE OF        PERCENTAGE OF
                                              OUTSTANDING      SHARES HELD BY       SHARES HELD BY
                                                SHARES         JHLICO (U.S.A.)      JHLICO NEW YORK
International Equity Index Fund --Series I
                                --Series II

      As of the Record Date, no Contract owner beneficially owned 5% or more of the outstanding shares of any Acquired Fund, and fewer than 1% of the outstanding shares of any Acquired Fund were attributable to Contracts owned by Trustees or officers of JHVST.

      Acquiring Funds.. Shares of the JHT Funds are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts, certain entities affiliated with the insurance companies and trustees of qualified pension and retirement plans ("qualified plans"). The Existing Acquiring Funds will first issue NAV shares, and the New Acquiring Funds will first issue shares, in connection with the Reorganization. As of the Record Date, the Series I and Series II shares of the Existing Acquiring Funds were legally owned by JHLICO (U.S.A.), JHLICO New York and certain series of JHT --the "Lifestyle Funds" -- that invest in other series of JHT. The percentage ownership of the Series I and Series II shares of the Existing Acquiring Funds by each of JHLICO (U.S.A.), JHVLICO New York and the Lifestyle Funds is stated below.

                                                   NUMBER OF       PERCENTAGE OF        PERCENTAGE OF    PERCENTAGE OF
                                                  OUTSTANDING     SHARES HELD BY        SHARES HELD BY   SHARES HELD BY
JHT EXISTING ACQUIRING FUNDS                         SHARES        JHLICO U.S.A.       JHLICO NEW YORK   LIFESTYLE FUNDS*
Equity-Income Trust                --Series I
                                   --Series II

Financial Services Trust           --Series I
                                   --Series II

Global Bond Trust                  --Series I
                                   --Series II

Health Sciences Trust              --Series I
                                   --Series II

High Yield Bond Trust              --Series I
                                   --Series II

Overseas Equity Trust              --Series I
                                   --Series II

Large Cap Growth Trust             --Series I
                                   --Series II

Mid Cap Stock Trust                --Series I
                                   --Series II

Mid Value Trust                    --Series I
                                   --Series II

Real Estate Securities Trust       --Series I
                                   --Series II

Total Return Bond Trust            --Series I
                                   --Series II

* Based on aggregate shares held by the Lifestyle Funds.

      As of the Record Date, the Series III shares of the Existing Acquiring Funds were legally owned by qualified plans for which John Hancock Distributors LLC, an affiliate of JHLICO (U.S.A.), provides certain administrative services. The following qualified plans beneficially owned 5% or more of the outstanding Series III shares of the Existing Acquiring Funds indicated:


                                                                   NUMBER         PERCENTAGE
JHT ACQUIRING FUND                   NAME AND ADDRESS             OF SHARES       OWNERSHIP

      As of the Record Date, Trustees and officers of JHT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of any of the Existing Acquiring Funds.

                                  LEGAL MATTERS

      Certain matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Betsy Anne Seel, Esq., Assistant Vice President and Senior Counsel, U.S. Operations Law Department, Manulife Financial. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 39577 Woodward Avenue, Suite 300, Bloomfield Hills, Michigan 48304.

                              FINANCIAL STATEMENTS

      The financial highlights of the Acquired Funds for the fiscal year ended December 31, 2003 incorporated by reference into this Proxy Statement/Prospectus, and the financial statements of JHVST for the fiscal year ended December 31, 2003 incorporated by reference into the related Statement of Additional Information, have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm, given on their authority as experts on accounting and auditing.

      The financial highlights of the Acquiring Funds for the fiscal year ended December 31, 2003 incorporated by reference into this Proxy Statement/Prospectus, and the financial statements of JHT for the fiscal year ended December 31, 2003 incorporated by reference into the related Statement of Additional Information, have been so incorporated by reference in reliance on the report of PricewaterhouseCoopers, LLP, independent registered public accounting firm. The financial highlights of the Acquiring Funds as of June 30, 2004 (unaudited) included in the JHT Prospectus are also incorporated by reference herein.

      The performance information included in the financial highlights of the Funds does not reflect fees and expenses of any variable insurance contract which may use JHVST or JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                  OTHER MATTERS

      The JHVST Board does not know of any matters to be presented at the Meeting other than those mentioned in this Prospectus/Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

      JHVST is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHVST must be received by JHVST a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                   BY ORDER OF THE BOARD OF TRUSTEES OF JHVST

February 25, 2005
Boston, Massachusetts

IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY. THEREFORE, IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS FORM(S) IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this ___ day of _______, 2005, by and among: John Hancock Variable Series Trust I ("JHVST"), a Massachusetts business trust with its principal place of business at John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, on behalf of its separate series listed below (the "Acquired Funds"); John Hancock Trust ("JHT") (formerly, Manufacturers Investment Trust), a Massachusetts business trust with its principal place of business at 601 Congress Street, Boston, Massachusetts 02210, on behalf of its separate series listed below (the "Acquiring Funds"); and John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)) (formerly, The Manufacturers Life Insurance Company (U.S.A.), a Michigan stock life insurance company with its principal place of business at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5, for purposes of Section 9 of this Agreement only. The Acquired Funds and the Acquiring Funds are sometimes referred to herein collectively as the "Funds" and individually as a "Fund." The Acquired Funds and their corresponding Acquiring Funds as listed below are sometimes referred to herein in relation to one another as corresponding Acquired and Acquiring Funds.

                                                      CORRESPONDING
JHVST ACQUIRED FUNDS                                  JHT ACQUIRING FUNDS
--------------------                                  -------------------
Active Bond Fund                             --       Active Bond Trust
Bond Index Fund                              --       Bond Index Trust B
Earnings Growth Fund                         --       Large Cap Growth Trust
Equity Index Fund                            --       500 Index Trust B
Financial Industries Fund                    --       Financial Services Trust
Fundamental Value Fund                       --       Equity Income Trust
Global Bond Fund                             --       Global Bond Trust
Growth & Income Fund                         --       Growth & Income Trust II
Health Sciences Fund                         --       Health Sciences Trust
High Yield Bond Fund                         --       High Yield Bond Trust
International Equity Index Fund              --       International Equity Index Trust A
International Equity Index Fund - NAV        --       International Equity Index Trust B
Large Cap Growth Fund                        --       Blue Chip Growth Trust
Large Cap Value Fund                         --       Equity Income Trust
Managed Fund                                 --       Managed Trust
Mid Cap Growth Fund                          --       Mid Cap Stock Trust
Mid Cap Value Fund B                         --       Mid Value Trust
Money Market Fund                            --       Money Market Trust B
Overseas Equity Fund B                       --       Overseas Equity Trust
Real Estate Equity Fund                      --       Real Estate Securities Trust
Short-Term Bond Fund                         --       Short-Term Bond Trust
Small Cap Emerging Growth Fund               --       Small Cap Growth Trust
Small Cap Value Fund                         --       Small Cap Value Trust
Total Return Bond Fund                       --       Total Return Trust

      WHEREAS, the respective Boards of Trustees of JHVST and JHT have determined that the transfer of all of the assets and liabilities of each of the Acquired Funds to its corresponding Acquiring Fund is in the best interests of that Board's respective Fund, as well as the best interests of shareholders and owners of variable life and variable annuity contracts ("variable contracts") funded by shares of such Fund, and that the interests of existing shareholders and contract owners participating in such Fund would not be diluted as a result of these transactions;

      WHEREAS, JHVST and JHT intend to provide for the reorganization of each of the Acquired Funds (the "Reorganization") through the acquisition by its corresponding Acquiring Fund of all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares; and

      WHEREAS, with respect to the Acquiring Funds listed above, there are existing Acquiring Funds which are named in Appendix 1 hereto (the "Existing Acquiring Funds"), and the remaining Acquiring Funds are new

Acquiring Funds which are being organized in connection with the transactions contemplated by this Plan ("New Acquiring Funds"), and, with respect to the Acquired Funds listed above, there are existing Acquired Funds which are named in Appendix 2 hereto (the "Existing Acquired Funds"), and a new Acquired Fund, the International Equity Index Fund--NAV, which is being organized in connection with the transactions contemplated by this Plan;

      NOW, THEREFORE, in consideration of the mutual promises herein contained, JHT and JHVST agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUNDS IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUNDS

   (a) Plan of Reorganization.

   (i) JHVST agrees that, as of the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), it will designate the NAV class of shares of the International Equity Index Fund as a separate series of JHVST ("International Equity Index Fund - NAV"), and the International Equity Index Fund will allocate to the International Equity Index Fund - NAV a portion of the assets of the International Equity Index Fund, including securities and cash, having a value equal to the aggregate net asset value of all the NAV shares of the International Equity Index Fund, both full and fractional, issued and outstanding at the Effective Time plus the amount of any International Equity Index Fund liabilities that are allocated to the International Equity Index Fund -- NAV (collectively the "NAV Assets" of the International Equity Index Fund), such values to be determined as set forth in the last sentence of Section 1(c)(i) of this Plan. The NAV Assets shall consist of as nearly a pro-rata portion as is reasonably practical of each security or other asset held by the International Equity Index Fund as of immediately prior to the Effective Time, except for (A) securities that are subject to restrictions on resale or transfer, such as private placement securities, and (B) rounding off to eliminate fractional shares and odd lots of securities. The allocation of assets under this Section shall be done in accordance with the International Equity Index Fund's procedures under Rule 17a-7 under the Investment Company Act of 1940, as amended (the "Act"), as if the allocation of assets involved a sale for cash of assets from the International Equity Index Fund to the International Equity Index Fund - NAV; a distribution of cash to holders of NAV shares of the International Equity Index Fund; and the investment of said cash in shares of the International Equity Index Fund - NAV. Each of the International Equity Index Fund and the International Equity Index Fund - NAV shall be deemed to be an Acquired Fund for purposes of this Plan.

   (ii) As of the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), JHVST, on behalf of each Acquired Fund, will convey, transfer and deliver to its corresponding Acquiring Fund all of the then existing assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets, including JHVST's right to receive from its investment manager compensation for any damages to the Acquired Fund arising out of frequent trading ("market timing") activity in shares of that Fund on the part of certain variable contract owners). In consideration thereof, JHT, on behalf of each Acquiring Fund, will (A) assume and pay from the assets of each Acquiring Fund all of the obligations and liabilities of its corresponding Acquired Fund to the extent that they exist on or after the Effective Time of the Reorganization and (B) issue and deliver to the Acquired Fund that number of full and fractional NAV shares of the Acquiring Fund (or Series I and Series II shares of the Acquiring Fund in the case of the International Equity Index Trust A) as determined in
Section 1(c) hereof. Any NAV shares (and Series I and Series II shares in the case of the International Equity Index Fund) of capital stock of the Acquired Fund ("Acquired Fund Shares") held in the treasury of JHVST at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Acquired Funds and the Acquiring Funds shall be performed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Acquired Funds and the Acquiring Funds, subject to the control and direction of each Fund and its Board and in accordance with the usual pricing and valuation procedures of the respective Funds. The parties agree to communicate with one another sufficiently in advance concerning the nature and manner of valuation of all their respective assets and liabilities that any material differences in the value ascribed by each Fund to any assets or liabilities that an Acquiring Fund would assume in the Reorganization can be reconciled prior to the Exchange Date. The parties agree to attempt in good faith to reconcile any such material differences. In the absence of such reconciliation, the determination of the Custodian shall be conclusive and binding on all parties in interest.

                                    Exh. A-2

   (iii) As of the Effective Time of the Reorganization, each of the Acquired Funds will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund shareholders") as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(ii) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of NAV shares of the Acquired Funds will receive NAV shares of the Acquiring Funds, and the holders of Series I and Series II shares of the International Equity Index Fund will receive, respectively, Series I and Series II shares of the International Equity Index Trust A. Each such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

   (iv) As soon as practicable after the Effective Time of the Reorganization, JHVST shall take all the necessary steps under Massachusetts law, its Declaration of Trust and any other applicable law to effect a complete dissolution of each Acquired Fund. Any reporting of the Acquired Funds, including but not limited to the responsibility for filing of reports with the Securities and Exchange Commission (the "Commission"), other regulatory reports and tax returns, is and shall remain the responsibility of JHVST.

   (b) Exchange Date and Effective Time of the Reorganization.

   (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on the day (the "Exchange Date") which is the later of
(A) the final adjournment of the meeting of the holders of Acquired Fund Shares at which this Plan will be considered, (B) April 29, 2005 and (C) such later day as JHVST and JHT may determine.

   (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

   (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
(B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquired Funds or the Acquiring Funds is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   (iv) On the Exchange Date, portfolio securities of each Acquired Fund that are not held in book-entry form shall be transferred by the Custodian to the account of its corresponding Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof; portfolio securities held of record by the Custodian in book-entry form on behalf of each Acquired Fund shall be delivered to its corresponding Acquiring Fund by the Custodian's recording the transfer of beneficial ownership thereof on its records; and cash delivered shall be in the form of currency or by the Custodian's crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

   (c) Valuation.

   (i) The net asset value per share of the NAV shares (or Series I and Series II shares in the case of the International Equity Index Trust A) of the Acquiring Funds and the net value of the assets of the Acquired Funds to be transferred in exchange for such shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the NAV shares (or Series I and Series II shares in the case of the International Equity Index Trust A) of each Acquiring Fund shall be computed by the Custodian in the manner set forth in JHT's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than four decimal places. The net value of the assets of each Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to its corresponding Acquiring Fund, said assets and

                                    Exh. A-3
liabilities to be valued in the manner set forth in JHVST's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

   (ii) The number of NAV shares (or Series I and Series II shares in the case of the International Equity Index Trust A) of each Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for its corresponding Acquired Fund's assets shall be determined by dividing the net value of the assets of the Acquired Fund (or, in the case of the International Equity Index Fund, the assets attributable to shares of each class) to be transferred by the net asset value per share of the NAV shares (or Series I and Series II shares in the case of the International Equity Index Trust A) of the Acquiring Fund, as determined in accordance with Section 1(c)(i).

   (iii) All computations of value shall be made by the Custodian in the manner set forth in paragraphs (a)(i) and (c)(i) above.

2. REPRESENTATIONS AND WARRANTIES OF JHT ON BEHALF OF EACH ACQUIRING FUND

   JHT on behalf of each Acquiring Fund represents and warrants as follows:

   (a) Organization, Existence, etc. JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Existing Acquiring Fund is, and, as of the Effective Time of the Reorganization, each New Acquiring Fund will be, a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Existing Acquiring Funds and JHT has, and, as of the Effective Time of the Reorganization, each New Acquiring Fund will have, all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now, or in the case of the New Acquiring Funds, as then, being conducted.

   (b) Registration as Investment Company. JHT is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

   (c) Current Offering Documents. The current prospectus of JHT dated May 1, 2004 and the current statement of additional information of JHT dated May 1, 2004, each as supplemented or amended and as may be further supplemented or amended, included in JHT's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   (d) Capitalization. JHT has an unlimited number of authorized shares of beneficial interest. As of November 30, 2004, there were outstanding the numbers of NAV shares, Series I shares, Series II shares and Series III shares of the Existing Acquiring Funds as set forth in Appendix 1 hereto. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (recognizing that under Massachusetts law, shareholders of a JHT series could, under certain circumstances, be held personally liable for the obligations of such series). Because JHT is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of the Existing Acquiring Funds have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and any applicable state securities laws.

   (e) Financial Statements. The financial statements of JHT for the fiscal year ended December 31, 2003, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Existing Acquiring Funds as of the dates thereof and their respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

   (f) Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in JHT's prospectus and recognizing that under Massachusetts law,

                                    Exh. A-4
shareholders of a JHT series could, under certain circumstances, be held personally liable for the obligations of such series).

   (g) Authority Relative to this Plan. JHT, on behalf of the Acquiring Funds, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT's Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

   (h) Liabilities. There are no liabilities of any Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in JHT's Financial Statements with respect to the Acquiring Funds and liabilities incurred in the ordinary course of business subsequent to December 31, 2003 or otherwise previously disclosed to and accepted by JHVST with respect to the Acquiring Funds, none of which has been materially adverse to the business, assets or results of operations of any Acquiring Fund.

   (i) No Material Adverse Change. Since December 31, 2003, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of any Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

   (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect JHT or any Acquiring Fund's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against JHT or any Acquiring Fund and, to the knowledge of JHT, there are no regulatory investigations of JHT or any Acquiring Fund, pending or threatened, other than routine inspections and audits.

   (k) Contracts. No default exists under any material contract or other commitment on behalf of any Acquiring Fund to which JHT is subject.

   (l) Taxes. All federal and other income tax returns of JHT with respect to each Acquiring Fund required to be filed by JHT with respect to each Acquiring Fund have been filed for all taxable years to and including December 31, 2003, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by JHT with respect to the Acquiring Funds have been paid so far as due. JHT and each Existing Acquiring Fund currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with
Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts, and each New Acquiring Fund will be in such compliance at the Exchange Date. Each Existing Acquiring Fund's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect, and each New Acquiring Fund' shares will be held only by purchasers of the types specified in clauses (a) and
(b) of this sentence. Each Acquiring Fund is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code, and each of the New Acquiring Funds will be so qualified at the Effective Time of the Reorganization.

   (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by JHT of the Reorganization, except such as have been obtained as of the date hereof.

                                    Exh. A-5

   (n) At the time the Registration Statement becomes effective, the Registration Statement, except as to information relating to the Acquired Funds that is provided or approved by JHVST pursuant to Section 5(c) hereof, (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and
(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund shareholders' meeting referred to in
Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by JHT, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3. REPRESENTATIONS AND WARRANTIES OF JHVST ON BEHALF OF EACH ACQUIRED FUND

   JHVST on behalf of each Acquired Fund represents and warrants as follows:

   (a) Organization, Existence, etc. JHVST is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Existing Acquired Fund is, and, as of the Effective Time of the Reorganization, the International Equity Index Fund--NAV will be, a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Existing Acquired Funds and JHVST has, and as of the Effective Time of the Reorganization, the International Equity Index Fund--NAV will have, all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now, or in the case of the International Equity Index Fund--NAV, as then, being conducted.

   (b) Registration as Investment Company. JHVST is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

   (c) Current Offering Documents. The current prospectus of JHVST dated May 1, 2004 and the current statement of additional information of JHVST dated May 1, 2004, each as supplemented or amended and as may be further supplemented or amended, included in JHVST's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   (d) Capitalization. JHVST has an unlimited number of authorized shares of beneficial interest. As of November 30, 2004, there were outstanding the numbers of NAV shares, Series I shares and Series II shares of the Existing Acquired Funds as set forth in Appendix 2 hereto, and, and no shares of such Funds were held in the treasury of JHVST. All of the outstanding shares of JHVST have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVST's prospectus and recognizing that under Massachusetts law, shareholders of an JHVST series could, under certain circumstances, be held personally liable for the obligations of JHVST). Because JHVST is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Effective Time of the Reorganization, be held in book-entry form by shareholders of record of the Acquired Funds as set forth on the books and records of JHVST in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the JHT or the corresponding Acquiring Funds for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund Shares, and no Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares (other than any existing dividend reinvestment plans of an Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of any Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHVST). All of the Acquired Funds' issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and any applicable state securities laws.

                                    Exh. A-6

   (e) Financial Statements. The financial statements of JHVST for the fiscal year ended December 31, 2003, which have been audited by Ernst & Young LLP, fairly present the financial position of the Existing Acquired Funds as of the dates thereof and their respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

   (f) Authority Relative to this Plan. JHVST, on behalf of the Acquired Funds, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHVST's Board of Trustees and no other proceedings by JHVST other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. Subject to the amendment to its Declaration of Trust referred to in Section 6(a) hereof, JHVST is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

   (g) Liabilities. There are no liabilities of any Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in JHVST's Financial Statements with respect to the Acquired Funds and liabilities incurred in the ordinary course of business subsequent to December 31, 2003 or otherwise previously disclosed to and accepted by JHT with respect to the Acquiring Funds, none of which has been materially adverse to the business, assets or results of operations of any Acquired Fund .

   (h) No Material Adverse Change. Since December 31, 2003, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of any Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

   (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVST, threatened which would adversely affect JHVST or any Acquired Fund's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against JHVST or any Acquired Fund and, to the knowledge of JHVST, there are no regulatory investigations of JHVST or any Acquired Fund, pending or threatened, other than routine inspections and audits.

   (j) Contracts. JHVST is not subject to any contracts or other commitments on behalf of any Acquired Fund (other than this Plan) which will not be terminated with respect to the Acquired Fund without liability to JHVST or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

   (k) Taxes. All federal and other income tax returns of JHVST with respect to each Acquired Fund required to be filed by JHVST with respect to each Acquired Fund have been filed for all taxable years to and including December 31, 2003, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVST, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by JHVST with respect to the Acquired Funds have been paid so far as due. JHVST and each Existing Acquired Fund currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts; and the International Equity Index Fund--NAV will be in such compliance at the Exchange Date. Each Existing Acquired Fund's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect, and the International Equity Index Fund--NAV's shares will be held only by purchasers of the types specified in clauses (a) and (b) of this sentence. Each Existing Acquired Fund is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code, and the International Equity Index Fund--NAV will be so qualified at the Effective Time of the Reorganization.

   (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Funds' shareholders referred to in Section 6(a) hereof, no consents, approvals,

                                    Exh. A-7
authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by JHVST of the Reorganization, except such as have been obtained as of the date hereof.

   (m) At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Funds, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Funds' shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by JHT, insofar as they relate to the Acquired Funds, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished or approved by JHVST for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in Section 5(c).

4. COVENANTS OF JHT ON BEHALF OF EACH ACQUIRING FUND

   JHT on behalf of each Acquiring Fund covenants to the following:

   (a) Registration Statement. On behalf of the Acquiring Funds, JHT shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the corresponding Acquired Funds relating to the meeting of the Acquired Funds' shareholders referred to in
Section 5(a) herein.

   (b) Cooperation in Effecting Reorganization. JHT agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. JHT shall furnish such data and information relating to the Acquiring Funds as shall be reasonably requested for inclusion in the information to be furnished to the Existing Acquired Funds' shareholders in connection with the meeting of the Existing Acquired Funds' shareholders for the purpose of acting upon this Plan and the transactions contemplated herein. In addition to the documents specifically mentioned in this Plan, JHT (on behalf of the Acquiring Funds) agrees to deliver at the Exchange Date such additional assumptions of liability, receipts and other documents customary in connection with transactions of the type contemplated by this Plan as may reasonably be requested by JHVST.

   (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, JHT with respect to each Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF JHVST ON BEHALF OF EACH ACQUIRED FUND

   JHVST on behalf of each Acquired Fund covenants to the following:

   (a) Meeting of the Acquired Funds' Shareholders. JHVST shall call and hold a meeting of the shareholders of the Existing Acquired Funds for the purpose of acting upon this Plan and the transactions contemplated herein.

   (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a)(ii), each Acquired Fund's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on JHVST's books. At least five (5) business days prior to the Exchange Date, each Existing Acquired Fund will provide JHT, for the benefit of each corresponding Acquiring Fund, with a list of its assets and a list of its stated liabilities. Each Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHT, on behalf of the corresponding Acquiring Fund, acquire any additional securities other

                                    Exh. A-8
than securities which the corresponding Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that any Acquired Fund holds any investments that the corresponding Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHVST will prepare and deliver, on the Exchange Date immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of each Acquired Fund, prepared in accordance with GAAP (the "Schedule"), which Schedule shall be certified by the principal accounting officer of the Acquired Fund. All securities to be listed in the Schedule as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule and as accepted by JHT, and, except as so indicated and accepted, none of such securities is or, as a result of the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated and accepted, all such securities are or will be readily marketable.

   (c) Registration Statement. In connection with the preparation of the Registration Statement, JHVST will cooperate with JHT and will furnish to JHT the information relating to the Acquired Funds required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information).

   (d) Cooperation in Effecting Reorganization. JHVST agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization. In addition to the documents specifically mentioned in this Plan, JHVST (on behalf of the Acquired Funds) agrees to deliver at the Exchange Date such additional bills of sale, receipts and other documents customary in connection with transactions of the type contemplated by this Plan as may reasonably be requested by JHT.

   (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, JHVST with respect to each Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

   (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, JHVST on behalf of each Acquired Fund, shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the corresponding Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code. Such statement will be certified by the principal accounting officer of the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF JHVST ON BEHALF OF EACH ACQUIRED FUND

   The obligations of JHVST on behalf of each Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

   (a) Approval by the Existing Acquired Fund's Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Existing Acquired Fund entitled to vote on the matter, including, in the case of the International Equity Index Fund, approval by that Fund's shareholders of an amendment to JHVST's Declaration of Trust to authorize JHVST to designate that Fund's NAV share class as a new series of JHVST to which assets of the Fund having a value equal to the aggregate net asset value of its NAV shares would be allocated ("Acquired Fund Shareholder Approval").

   (b) Covenants, Warranties and Representations. With respect to the corresponding Acquiring Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2003.

                                    Exh. A-9

   (c) Delivery of Financial Statements and Certificate. JHT shall have delivered to JHVST the financial statements of JHT for the year ended December 31, 2004, which shall have been audited by PricewaterhouseCoopers LLP. In addition, JHT on behalf of the corresponding Acquiring Fund shall have delivered to JHVST a certificate executed in its name by JHT's principal accounting officer, in form and substance satisfactory to JHVST on behalf of the Acquired Fund and dated as of the Exchange Date, to the effect that, as of the Exchange Date and except as may be affected by the transactions contemplated by this Plan, (a) the representations and warranties of JHT on behalf of the Acquiring Fund in this Plan are true and correct, (b) the representations and warranties set forth in Sections 2(e) and (h) of this Plan on behalf of the Acquiring Fund are true and correct as to the financial statements referred to in the first sentence of this Section 6(c), and (c) the representation and warranty set forth in the first sentence of Section 2(l) of this Plan are true and correct as to all taxable years to and including December 31, 2004.

   (d) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

   (e) Tax Opinion. JHVST shall have received the opinion of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVST, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to each Acquired Fund and its corresponding Acquiring Fund. For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as, respectively, the President or Treasurer of JHVST and the President or Treasurer of JHT will have verified as of the Effective Time of the Reorganization.

      The opinion, based on the facts and assumptions stated therein, will be to the effect that (except for the transaction described in Section 1(a)(i) of this Plan), for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to each Acquired Fund and its corresponding Acquiring Fund; (2) no gain or loss will be recognized by any of the Acquired Funds or the corresponding Acquiring Funds upon the transfer of all of the assets and liabilities, if any, of each Acquired Fund to its corresponding Acquiring Fund solely in exchange for shares of the corresponding Acquiring Fund; (3) no gain or loss will be recognized by shareholders of any of the Acquired Funds upon the exchange of such Acquired Fund's shares solely for shares of the corresponding Acquiring Fund; (4) the holding period and tax basis of the shares of each Acquiring Fund received by each holder of shares of the corresponding Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of each of the Acquired Funds acquired by its corresponding Acquiring Fund will be the same as the holding period and tax basis of those assets to each of the Acquired Funds immediately prior to the Reorganization.

      With respect to the transaction described in Section 1(a)(i) of this Plan (involving the deemed sale of the NAV Assets of the JHVST International Equity Index Fund to the International Equity Index Fund - NAV, the deemed distribution of cash to the NAV shareholders of the International Equity Index Fund, and the investment of said cash in shares of the International Equity Index Fund-NAV), the opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the transaction described in Section (1)(a)(i) of this Plan does not qualify as tax-free under Section 368(a) of the Code and will be treated as a taxable transaction; (2) the International Equity Index Fund will recognize gain or loss on each of the transferred assets equal to the difference between (i) the fair market value of such assets, and (ii) the adjusted basis of such assets; (3) the International Equity Index Fund will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains and therefore will not incur any federal income tax liability for its last complete taxable year ending on the date of the Reorganization; (4) the International Equity Index Fund - NAV will not recognize gain or loss upon the receipt of the NAV Assets of the International Equity Index Fund; (5) the basis of each of the assets acquired by the International Equity Index Fund - NAV will be the fair market value of such assets as of the Effective Time of the Reorganization; (6) the

                                    Exh. A-10

International Equity Index Fund - NAV's holding period for the NAV Assets acquired from the International Equity Index Fund will start as of the Effective Time of the Reorganization; (7) the NAV shareholders of the International Equity Index Fund who are deemed to receive a distribution of cash in exchange for their shares from the International Equity Index Fund pursuant to the Reorganization will recognize any gain or loss upon the exchange (whether actual or constructive) of such shares for the shares of the International Equity Index Fund -- NAV they are deemed to have received pursuant to the Reorganization; (8) the basis of the International Equity Index Fund - NAV shares received by the former NAV shareholders of the International Equity Index Fund will be the fair market value of the shares of the International Equity Index Trust - NAV as of the Effective Time of the Reorganization; (9) the NAV shareholders' holding period for their shares of the International Equity Index Fund - NAV will start as of the Effective Time of the Reorganization; and (10) no variable contract owner will recognize any gain or loss upon the transfer of the NAV Assets of the International Equity Index Fund to the International Equity Index Fund - NAV.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF JHT ON BEHALF OF EACH ACQUIRING FUND

   The obligations of JHT on behalf of each Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

   (a) Approval by the Corresponding Existing Acquired Fund's Shareholders. The corresponding Existing Acquired Fund Shareholder Approval shall have been obtained.

   (b) Covenants, Warranties and Representations. With respect to the corresponding Acquired Fund, JHVST shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2003.

   (c) Delivery of Financial Statements and Certificate. JHVST shall have delivered to JHT the financial statements of JHVST for the year ended December 31, 2004, which shall have been audited by Ernst & Young LLP. In addition, JHVST on behalf of the corresponding Acquired Fund shall have delivered to JHT a certificate executed in its name by JHVST's principal accounting officer, in form and substance satisfactory to JHT on behalf of the Acquiring Fund and dated as of the Exchange Date, to the effect that, as of the Exchange Date and except as may be affected by the transactions contemplated by this Plan, (a) the representations and warranties of JHVST on behalf of the Acquired Fund in this Plan are true and correct; (b) the representations and warranties set forth in Sections 3(e) and (g) of this Plan on behalf of the Acquired Fund are true and correct as to the financial statements referred to in the first sentence of this
Section 7(c), and (c) the representation and warranty set forth in the first sentence of Section 3(k) of this Plan are true and correct as to all taxable years to and including December 31, 2004.

   (d) Portfolio Securities. All securities to be acquired by the corresponding Acquiring Fund in the Reorganization shall have been approved for acquisition by the investment adviser (or, at the discretion of such investment adviser, by the subadviser) for the Acquiring Fund as consistent with its investment policies.

   (e) Regulatory Approval. The Regulatory Approvals shall have been obtained.

   (e) Distribution of Income and Gains. JHVST on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code (determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Exchange Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Exchange Date, and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

                                    Exh. A-11

   (f) Tax Opinion. JHT shall have received the opinion of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHT, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to each Acquired Fund and its corresponding Acquiring Fund. For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as, respectively, the President or Treasurer of JHVST and the President or Treasurer of JHT will have verified as of the Effective Time of the Reorganization.

      The opinion, based on the facts and assumptions stated therein, will be to the effect that (except for the transaction described in Section 1(a)(i) of this Plan), for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to each Acquired Fund and its corresponding Acquiring Fund; (2) no gain or loss will be recognized by any of the Acquired Funds or the corresponding Acquiring Funds upon the transfer of all of the assets and liabilities, if any, of each Acquired Fund to its corresponding Acquiring Fund solely in exchange for shares of the corresponding Acquiring Fund; (3) no gain or loss will be recognized by shareholders of any of the Acquired Funds upon the exchange of such Acquired Fund's shares solely for shares of the corresponding Acquiring Fund; (4) the holding period and tax basis of the shares of each Acquiring Fund received by each holder of shares of the corresponding Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of each of the Acquired Funds acquired by its corresponding Acquiring Fund will be the same as the holding period and tax basis of those assets to each of the Acquired Funds immediately prior to the Reorganization.

      With respect to the transaction described in Section 1(a)(i) of this Plan (involving the deemed sale of the NAV Assets of the JHVST International Equity Index Fund to the International Equity Index Fund - NAV, the deemed distribution of cash to the NAV shareholders of the International Equity Index Fund, and the investment of said cash in shares of the International Equity Index Fund-NAV), the opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the transaction described in Section (1)(a)(i) of this Plan does not qualify as tax-free under Section 368(a) of the Code and will be treated as a taxable transaction; (2) the International Equity Index Fund will recognize gain or loss on each of the transferred assets equal to the difference between (i) the fair market value of such assets, and (ii) the adjusted basis of such assets; (3) the International Equity Index Fund will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains and therefore will not incur any federal income tax liability for its last complete taxable year ending on the date of the Reorganization; (4) the International Equity Index Fund - NAV will not recognize gain or loss upon the receipt of the NAV Assets of the International Equity Index Fund; (5) the basis of each of the assets acquired by the International Equity Index Fund - NAV will be the fair market value of such assets as of the Effective Time of the Reorganization; (6) the International Equity Index Fund - NAV's holding period for the NAV Assets acquired from the International Equity Index Fund will start as of the Effective Time of the Reorganization; (7) the NAV shareholders of the International Equity Index Fund who are deemed to receive a distribution of cash in exchange for their shares from the International Equity Index Fund pursuant to the Reorganization will recognize any gain or loss upon the exchange (whether actual or constructive) of such shares for the shares of the International Equity Index Fund -- NAV they are deemed to have received pursuant to the Reorganization; (8) the basis of the International Equity Index Fund - NAV shares received by the former NAV shareholders of the International Equity Index Fund will be the fair market value of the shares of the International Equity Index Trust - NAV as of the Effective Time of the Reorganization; (9) the NAV shareholders' holding period for their shares of the International Equity Index Fund - NAV will start as of the Effective Time of the Reorganization; and (10) no variable contract owner will recognize any gain or loss upon the transfer of the NAV Assets of the International Equity Index Fund to the International Equity Index Fund - NAV.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

   (a) Amendments. JHVST and JHT may, by an instrument in writing authorized by their respective Boards of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Funds, but after such approval, no amendment shall be made which substantially changes the terms hereof.

                                    Exh. A-12

   (b) Waivers. At any time prior to the Effective Time of the Reorganization, each of JHVST, on behalf of any or all of the Acquired Funds, and JHT, on behalf of any or all of the Acquiring Funds, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it and such Fund or Funds contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit and the benefit of such Fund or Funds contained herein, except that conditions set forth in Sections 6(d) and 7(e) may not be waived and except that any such waiver that would have a material adverse effect on the interests or rights of any Acquired Fund (or its shareholders or owners of variable contracts that are funded by its shares) or any Acquiring Fund (or its shareholders or owners of variable contracts that are funded by its shares) shall be made only with the consent of the Board of Trustees of, respectively, JHVST or JHT.

   (c) Termination. This Plan may be terminated by the mutual agreement of JHVST on behalf of any or all of the Acquired Funds and JHT on behalf of any or all of the Acquiring Funds at any time prior to the Effective Time of the Reorganization. In addition, this Plan may be terminated as to any corresponding Acquired Fund and Acquiring Fund, at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders:

(i) by JHVST because of a breach by JHT of any material representation, warranty, covenant or agreement contained herein or to be performed prior to the Effective Time of the Reorganization for the benefit of the Acquired Fund, or by JHT because of a breach by JHVST of any material representation, warranty, covenant or agreement contained herein or to be performed prior to the Effective Time of the Reorganization for the benefit of the Acquiring Fund;

(ii) by resolution of the Board of Trustees of JHVST if it should determine in good faith that proceeding with this Plan is not in the best interests of the Acquired Fund, its shareholders and contract owners whose contracts are funded by shares of the Acquired Fund; or

(iii) by resolution of the Board of Trustees of JHT if it should determine in good faith that proceeding with this Plan is not in the best interests of the Acquiring Fund, its shareholders and contract owners whose contracts are funded by shares of the Acquiring Fund.

   (d) Unless JHVST on behalf of the Acquired Funds and JHT on behalf of the Acquiring Funds shall otherwise determine by written instrument, this Plan shall terminate with respect to any corresponding Acquired Fund and Acquiring Fund without liability as of the close of business on August 31, 2005 if the Effective Time of the Reorganization with respect to those Funds is not on or prior to such date.

   (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Sections 5(f), 9 and 10 of this Plan, shall survive the Reorganization.

9. EXPENSES

   The expenses of the Reorganization will be allocated among and paid by the Acquired Funds and the Acquiring Funds on an asset weighted basis, with the Acquired and Acquiring Funds in any combination bearing the expenses of that combination in proportion to their relative net assets as of June 30, 2004, except that JHLICO (U.S.A.) has agreed that it will pay or cause one or more of its affiliates to pay such expenses that are allocated to the following Acquired Funds that are expected to experience an increase in annual operating expense ratios as a result of the Reorganization: the Bond Index Fund, Equity Index Fund, Financial Industries Fund, International Equity Index Fund--NAV, International Equity Index Fund - Series I and Series II, Managed Fund, Small Cap Emerging Growth Fund and Small Cap Value Fund. JHLICO (U.S.A.) has also agreed to pay or cause one or more of its affiliates to pay such expenses allocated to the JHVST Money Market Fund. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than any registration fees payable to the Commission in respect of the registration of the Acquiring Fund Shares registered thereby, which shall be payable by JHT;
(iii) fees and expenses of preparing and filing such forms as are necessary under any

                                   Exh. A-13
applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. INDEMNIFICATION

   JHT agrees that all rights to indemnification existing in favor of the current Trustees of JHVST, acting in their capacities as such, under the Declaration of Trust of JHVST as in effect on the date of this Plan shall survive the Reorganization as obligations of JHT and constitute rights which may be asserted against JHT, its successors or assigns.

11. RELIANCE

   All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by JHVST on behalf of the Acquired Funds and JHT on behalf of the Acquiring Funds notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

   (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

   (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

   (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

   (d) This Plan shall bind and inure to the benefit of JHVST, the Acquired Funds, JHT and the Acquiring Funds and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

   (e) All persons dealing with JHVST or JHT must look solely to the property of JHVST or JHT, respectively, for the enforcement of any claims against JHVST or JHT, as none of the Trustees, officers, agents or shareholders of JHVST or JHT assumes any personal liability for obligations entered into on behalf of JHVST or JHT, respectively. No series of JHVST or JHT shall be liable for claims against, respectively, any other series of JHVST or JHT.

                                   Exh. A-14

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                            JOHN HANCOCK VARIABLE SERIES TRUST I
                            on behalf of the Acquired Funds

                            BY:

                            /s/ MICHELE G. VAN LEER
                            --------------------------------
                            Name: Michele G. Van Leer
                            Title: Chairman and Chief Executive Officer

                            JOHN HANCOCK TRUST
                            On behalf of the Acquiring Funds

                            BY:

                            /s/ JAMES D. GALLAGHER
                            --------------------------------
                            Name: James D. Gallagher
                            Title: President

                            For purposes of Section 9 of this Agreement only:

                            JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                            BY:

                            /s/ JAMES D. GALLAGHER
                            --------------------------------
                            Name: James D. Gallagher
                            Title: Executive Vice President, Secretary
                                   And General Counsel

                                   Exh. A-15

                                                                      APPENDIX 1

             SHARES OUTSTANDING OF THE JHT EXISTING ACQUIRING FUNDS
                             AS OF NOVEMBER 30, 2004
                      (NAV, SERIES I AND SERIES II SHARES)

JHT EXISTING ACQUIRING FUNDS             NAV SHARES     SERIES I SHARES     SERIES II SHARES     SERIES III SHARES
----------------------------             ----------     ---------------     ----------------     -----------------
Large Cap Growth Trust                       --            38,490,542           9,815,837                 --
Financial Services Trust                     --             3,859,832           3,107,998              9,761
Equity Income Trust                          --            80,623,228          32,644,762             69,217
Global Bond Trust                            --            26,611,921          21,449,795             78,578
Health Sciences Trust                        --             8,021,698           5,063,546             10,860
High Yield Bond Trust                        --            71,163,587          62,234,794            169,142
Blue Chip Growth Trust                       --            78,336,565          26,739,791             61,486
Mid Cap Stock Trust                          --            24,676,804          15,813,740             82,146
Real Estate Securities Trust                 --            22,943,765          13,767,626             71,276
Total Return Trust                           --            63,037,693          42,222,492            201,473

                                   Exh. A-16

                                                                      APPENDIX 2

             SHARES OUTSTANDING OF THE JHVST EXISTING ACQUIRED FUNDS
                            AS OF NOVEMBER 30, 2004
                       (NAV, SERIES I AND SERIES II SHARE)

JHVST EXISTING ACQUIRED FUNDS                  NAV SHARES        SERIES I SHARES     SERIES II SHARES
-------------------------------                -----------       ---------------     ----------------
Active Bond Fund                               103,173,315                 --                  --
Bond Index Fund                                 20,035,666                 --                  --
Earnings Growth Fund                            22,543,472                 --                  --
Equity Index Fund                               54,720,371                 --                  --
Financial Industries Fund                        4,026,380                 --                  --
Fundamental Value Fund                          17,121,874                 --                  --
Global Bond Fund                                 9,023,295                 --                  --
Growth & Income Fund                           178,259,680                 --                  --
Health Sciences Fund                             2,255,295                 --                  --
High Yield Bond Fund                            15,290,280                 --                  --
International Equity Index Fund                 12,148,167          4,702,527           1,611,279
Large Cap Growth Fund                           46,352,286                 --                  --
Large Cap Value Fund                            28,150,975                 --                  --
Managed Fund                                   154,220,475                 --                  --
Mid Cap Growth Fund                             14,266,475                 --                  --
Mid Cap Value Fund B                            13,894,379                 --                  --
Money Market Fund                              480,053,294                 --                  --
Overseas Equity Fund B                          22,815,569                 --                  --
Real Estate Equity Fund                         15,559,876                 --                  --
Short-Term Bond Fund                            25,429,032                 --                  --
Small Cap Emerging Growth Fund                  25,860,261                 --                  --
Small Cap Value Fund                            12,109,703                 --                  --
Total Return Bond Fund                           5,571,093                 --                  --

                                   Exh. A-17

                                                                      APPENDIX A

                COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

      JHVST and JHT have adopted as "fundamental" the investment restrictions set forth below for, respectively, the Acquired Funds and the Acquiring Funds. That these restrictions are "fundamental " means that they cannot be changed for any Fund without approval of a majority of the outstanding voting securities of each affected Fund. (The term "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. )

 SUBJECT OF
RESTRICTION                         ACQUIRED FUNDS                                     ACQUIRING FUNDS
-----------                         --------------                                     ---------------
REAL                No Fund will purchase or sell real estate.           No Fund  will purchase or sell real
ESTATE:             This restriction does not prevent (a) a Fund         estate, except that each Fund may invest
                    from acquiring real estate as a result of            in securities issued by companies which
                    ownership of those securities or other               invest in real estate or interests therein
                    instruments in which the Fund is permitted to        and each of the Funds other than the Money
                    invest; (b) a Fund from investing in                 Market Trust B may invest in mortgages and
                    securities that are secured by real estate or        mortgage-backed securities.
                    interests therein; (c) a Fund from investing
                    in issuers that invest, deal, or otherwise
                    engage in transactions in real estate or
                    interests therein; or (d) the Real Estate
                    Equity Fund from making any type of investment
                    that it is otherwise permitted to make.

LOANS:              No Fund will make loans, except that this            No Fund will lend money to other persons,
                    restriction does not prevent a Fund from (a)         except by the purchase of obligations in
                    making loans through the acquisition of              which the Fund is authorized to invest and
                    obligations in which the Fund may invest             by entering into repurchase agreements.
                    consistent with its objective and investment         For purposes of this restriction,
                    policies; (b) lending portfolio securities; or       collateral arrangements with respect to
                    (c) making loans to other Funds or investment        options, forward currency and futures
                    companies managed or sponsored by an                 transactions will not be deemed to involve
                    investment adviser to the Fund or by any             the lending of money.
                    company controlling, controlled by, or under
                    common control with such investment adviser.         No Fund will lend securities in excess of
                                                                         33 1/3% of the value of its total assets.
                                                                         For purposes of this restriction,
                                                                         collateral arrangements with respect to
                                                                         options, forward currency and futures
                                                                         transactions will not be deemed to involve
                                                                         loans of securities.

COMMODITIES         No Fund will purchase or sell physical               No Fund will purchase or sell commodities
                    commodities, except that a Fund may sell             or commodity contracts, except that each
                    physical commodities acquired as a result of         Fund other than the Money Market Trust B
                    ownership of those securities or other               may purchase and sell futures contracts on
                    instruments in which a Fund is permitted to          financial instruments and indices and
                    invest.                                              options on such futures contracts and each
                                                                         Fund other than the Money Market Trust B
                                                                         may purchase and sell futures contracts on
                                                                         foreign currencies and options on such
                                                                         futures contracts.

UNDERWRITING:       No Fund will engage in the underwriting of           No Fund will underwrite securities of
                    securities of other issuers. This restriction        other issuers except insofar as JHT may be
                    will not prevent a Fund from disposing of its        considered an underwriter under the 1933
                    portfolio securities regardless of its status        Act in selling portfolio securities.
                    as an underwriter under any federal or state
                    securities laws.

BORROWING:          No Fund will borrow money, except that this          No Fund will borrow money, except
                    restriction will not prevent a Fund from             that each Fund may borrow (i) for
                    borrowing (a) from banks for any purpose,            temporary or emergency purposes
                    provided that immediately after any such             (not for leveraging) up to 33 1/3%
                    borrowing there is an                                of the value of

                    asset coverage of at least 300% for all              the Fund's total assets (including
                    borrowings of the Fund as required under             amounts borrowed) less liabilities
                    Section 18(f)(1) of the Investment Company Act       (other than borrowings) and (ii) in
                    of 1940 (subject to any amendments to,               connection with reverse repurchase
                    regulations under, or exemptions from Section        agreements, mortgage dollar rolls
                    18(f)(1) of the Investment Company Act of            and other similar transactions.
                    1940); (b) for temporary purposes only,
                    provided that loans for temporary purposes do
                    not exceed 5% of the value of the total assets
                    of the Fund as of the time when each such loan
                    is made; or (c) from another fund, or from a
                    related entity of another fund, pursuant to
                    any amendments to, regulations under,
                    exemptions from or interpretations of the
                    Investment Company Act of 1940.*

SENIOR              No Fund will issue senior securities, except         JHT may not issue senior securities,
SECURITIES:         as permitted under Section 18(f) of the              except to the extent that the borrowing of
                    Investment Company Act of 1940, any amendments       money in accordance with the "borrowing"
                    thereto, any regulations thereunder, or any          restriction above may constitute the
                    applicable exceptions therefrom.                     issuance of a senior security.  (For
                                                                         purposes of this restriction, purchasing
                                                                         securities on a when-issued or delayed
                                                                         delivery basis and engaging in hedging and
                                                                         other strategic transactions will not be
                                                                         deemed to constitute the issuance of a
                                                                         senior security.)

INDUSTRY            The Equity Index, Large Cap Value, Earnings          No Fund will invest more than 25% of the
CONCENTRATION:      Growth, Mid Cap Value B, Mid Cap Growth, Small       value of its total assets in securities of
                    Cap Value, Small Cap Emerging Growth,                issuers having their principal activities
                    International Equity Index, Overseas Equity B,       in any particular industry, excluding U.
                    Short-Term Bond, Active Bond, Total Return           S. Government securities and obligations
                    Bond, High Yield Bond, and Global Bond Funds         of domestic branches of U.S. banks and
                    will not purchase the securities of issuers          savings and loan associations, except that
                    conducting their principal business activity         this restriction shall not apply to the
                    in the same industry if, immediately after           Health Sciences Trust and Real Estate
                    such purchase, the value of the Fund's               Securities Trust. (JHT has determined to
                    investments in such industry would exceed 25%        forego the exclusion from the above policy
                    of its total assets taken at market value.           of obligations of domestic branches of
                    This restriction does not limit the Money            U.S. savings and loan associations and to
                    Market Fund's investments in instruments             limit the exclusion of obligations of
                    issued by domestic banks (or by a foreign            domestic branches of U.S. banks to the
                    branch of a domestic bank, but only if the           Money Market Trust B.)**
                    domestic bank is unconditionally liable in the
                    event that the foreign branch fails to honor
                    the instrument). For the purpose of
                    determining industry concentration, telephone,
                    water, gas and electric public utilities are
                    each regarded as separate industries, and
                    wholly-owned finance companies are considered
                    to be in the industry of their parents if
                    their activities are primarily related to
                    financing the activities of their parent. In
                    conformity with its understanding of current
                    interpretations of the Investment Company Act
                    of 1940 by the staff of the SEC, JHVST, as a
                    non-fundamental policy, interprets this
                    limitation not to apply to securities issued
                    by the Federal government, or state and local
                    governments within the U.S., or political
                    subdivisions thereof; but this exception does
                    not apply to securities of foreign government
                    entities. If these interpretations change,
                    however, JHVST may modify its practices to
                    conform to such changes

DIVERSIFICATION:    At least 75% of a Fund's total assets must be        No Fund will purchase the
                    (1) cash, (2) cash items, including                  securities of any issuer if the
                    receivables, (3) U.S.                                purchase would cause more than 5%

                    Government securities, (4) securities of other       of the value of the Fund's total
                    investment companies, (5) and/or other               assets to be invested in the
                    securities limited in respect of any one             securities of any one issuer
                    issuer to no more than 5% of the Fund's total        (excluding U. S. Government
                    assets and no more than 10% of such issuer's         securities) or cause more than 10%
                    outstanding voting securities. The Financial         of the voting securities of the
                    Industries Fund, Global Bond Fund and Health         issuer to be held by the Fund,
                    Sciences Fund are not subject to these               except that up to 25% of the value
                    restrictions.                                        of each Fund's total assets may be
                                                                         invested without regard to these
                                                                         restrictions. The Health Sciences
                                                                         Trust, Global Bond Trust and Real
                                                                         Estate Securities Trust are not
                                                                         subject to these restrictions.

-----------------
* All of the Acquired Funds also operate under a "non-fundamental" policy that, if borrowings by a Fund ever exceed 5% of its total assets, that Fund will make no new investments until it has paid down its borrowings to below 5%.

** For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

                                                                      APPENDIX B

                              DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC

-CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                    [THE JOHN HANCOCK LIFE INSURANCE COMPANY]
               [THE JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY]

                            VOTING INSTRUCTIONS FORM

                     PLEASE SIGN, DATE AND RETURN ALL VOTING
                   INSTRUCTIONS FORMS RECEIVED IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                            THESE VOTING INSTRUCTIONS
                      ARE SOLICITED IN CONNECTION WITH THE
                       SPECIAL MEETING OF SHAREHOLDERS ON
                    APRIL 4, 2005 - 10:00 A.M. EASTERN TIME,
                   197 CLARENDON STREET, BOSTON, MASSACHUSETTS

                             [FUND NAME PRINTS HERE]
                      JOHN HANCOCK VARIABLE SERIES TRUST I

Meeting of Shareholders
  To Be Held on April 4, 2005

A Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("JHLICO"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-576-2227) at 10:00 a.m. Eastern Time, on April 4, 2005. By signing and dating below, you instruct the record holder to, and such record holder will, vote the shares attributable to your variable life insurance or variable annuity contract as marked or, if not marked, to vote "FOR" the applicable proposal on the reverse side of this form, and to use its discretion to vote on any other matter incident to the conduct of the Meeting. Please complete, detach and mail this form in the enclosed envelope at once.

VOTING INSTRUCTIONS MUST BE RECEIVED BY APRIL 3, 2005 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 4, 2005.

The record owner is hereby instructed to vote the shares of the above-named Fund that are attributable to the undersigned's contract at the Meeting of Shareholders and at any adjournment thereof.

                     Date______________, 2005
            PLEASE BE SURE TO SIGN AND DATE THIS CARD

            ____________________________________
            Signature(s) of Shareholders(s) (Sign on the box)

NOTE: Signature(s) should agree with the name(s) printed hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

                             VOTING INSTRUCTION FORM

                     PLEASE SIGN, DATE AND RETURN ALL VOTING
                   INSTRUCTION FORMS RECEIVED IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                            THESE VOTING INSTRUCTIONS
                      ARE SOLICITED IN CONNECTION WITH THE
                       SPECIAL MEETING OF SHAREHOLDERS OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I ON
                    APRIL 4, 2005 - 10:00 A.M. EASTERN TIME,
                   197 CLARENDON STREET, BOSTON, MASSACHUSETTS

If this card is executed, but you give no direction, the shares will be voted "FOR" the applicable proposal.

                                                              FOR            AGAINST        ABSTAIN
1.  ACTIVE BOND FUND only:
To approve the combination of the Active Bond Fund            [ ]              [ ]            [ ]
into the JHT Active Bond Trust.

2.  BOND INDEX FUND only:
To approve the combination of the Bond Index Fund             [ ]              [ ]            [ ]
into the JHT Bond Index Trust B.

3.  EARNINGS GROWTH FUND only:
To approve the combination of the Earnings Growth             [ ]              [ ]            [ ]
Fund into the JHT Large Cap Growth Trust.

4. EQUITY INDEX FUND only:
To approve the combination of the Equity Index                [ ]              [ ]            [ ]
Fund into the JHT 500 Index Trust B.

5.  FINANCIAL INDUSTRIES FUND only:
To approve the combination of the Financial                   [ ]              [ ]            [ ]
Industries Fund into the JHT Financial Services Trust.

6.  (a) FUNDAMENTAL VALUE FUND only:
To approve the combination of the Fundamental Value           [ ]              [ ]            [ ]
Fund into the JHT Equity Income Trust.
     (b) LARGE CAP VALUE FUND only:
To approve the combination of the Large Cap Fund into         [ ]              [ ]            [ ]
the JHT Equity Income Trust.

7.  GLOBAL BOND FUND only:
To approve the combination of the Global Bond                 [ ]              [ ]            [ ]
Fund into the JHT Global Bond Trust.

8.  GROWTH AND INCOME FUND only:
To approve the combination of the Growth and                  [ ]              [ ]            [ ]
Income Fund into the JHT Growth and Income Trust II.

9.  HEALTH SCIENCES FUND only:
To approve the combination of the Health Sciences                     [ ]           [ ]           [ ]
Fund into the JHT Health Sciences Trust.

10.  HIGH YIELD BOND FUND only:
To approve the combination of the High Yield Bond                     [ ]           [ ]           [ ]
Fund into the JHT High Yield Bond Trust.

11.  INTERNATIONAL EQUITY INDEX FUND only:
     (a) To approve an amendment to the Declaration of Trust          [ ]           [ ]           [ ]
of the Trust (all shares)
     (b) To approve the combination of the International Equity       [ ]           [ ]           [ ]
Index Fund - NAV into the JHT International Equity Index
Trust B (NAV shares only)
     (c ) To approve the combination of the International             [ ]           [ ]           [ ]
Equity Index Fund into the JHT International Equity
Index Trust A (Series I and Series II shares only)

12.  LARGE CAP GROWTH FUND only:
To approve the combination of the Large Cap Growth                    [ ]           [ ]           [ ]
Fund into the JHT Blue Chip Growth Trust.

13.  MANAGED FUND only:
To approve the combination of the Managed Fund                        [ ]           [ ]           [ ]
Into the JHT Managed Trust.

14.  MID CAP GROWTH FUND only:
To approve the combination of the Mid Cap Growth                      [ ]           [ ]           [ ]
Fund into the JHT Mid Cap Stock Trust.

15.  MID CAP VALUE B FUND only:
To approve the combination of the Mid Cap Value                       [ ]           [ ]           [ ]
B Fund into the JHT Mid Value Trust.

16.  MONEY MARKET FUND only:
To approve the combination of the Money Market                        [ ]           [ ]           [ ]
Fund into the JHT Money Market Trust B.

17.  OVERSEAS EQUITY B FUND only:
To approve the combination of the Overseas                            [ ]           [ ]           [ ]
Equity B Fund into the JHT Overseas Equity Trust.

18.  REAL ESTATE EQUITY FUND only:
To approve the combination of the Real Estate                         [ ]           [ ]           [ ]
Equity Fund into the JHT Real Estate Securities Trust.

19.  SHORT-TERM BOND FUND only:
To approve the combination of the Short-Term                          [ ]           [ ]           [ ]
Bond Fund into the JHT Short-Term Bond Trust.

20.  SMALL CAP EMERGING GROWTH FUND only:
To approve the combination of the Small Cap                           [ ]           [ ]           [ ]
Emerging Growth Fund into the JHT Small Cap
Emerging Growth Trust.

21.  SMALL CAP VALUE FUND only:
To approve the combination of the Small Cap Value                     [ ]           [ ]           [ ]
Fund into the JHT Small Cap Value Trust.

22.  TOTAL RETURN BOND FUND only:
To approve the combination of the Total Return                        [ ]           [ ]           [ ]
Bond Fund into the JHT Total Return Bond Trust.

PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

               [THE JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)]
              [THE JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK]

                            VOTING INSTRUCTIONS FORM

                     PLEASE SIGN, DATE AND RETURN ALL VOTING
                   INSTRUCTIONS FORMS RECEIVED IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                            THESE VOTING INSTRUCTIONS
                      ARE SOLICITED IN CONNECTION WITH THE
                       SPECIAL MEETING OF SHAREHOLDERS ON
                    APRIL 4, 2005 - 10:00 A.M. EASTERN TIME,
                   197 CLARENDON STREET, BOSTON, MASSACHUSETTS

                        INTERNATIONAL EQUITY INDEX TRUST
                      JOHN HANCOCK VARIABLE SERIES TRUST I

Meeting of Shareholders
  To Be Held on April 4, 2005

A Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("JHLICO"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 10:00 a.m. Eastern Time, on April 4, 2005. By signing and dating below, you instruct the record holder to, and such record holder will, vote the shares attributable to your variable life insurance or variable annuity contract as marked or, if not marked, to vote "FOR" the applicable proposal on the reverse side of this form, and to use its discretion to vote on any other matter incident to the conduct of the Meeting. Please complete, detach and mail this form in the enclosed envelope at once.

VOTING INSTRUCTIONS MUST BE RECEIVED BY APRIL 3, 2005 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 4, 2005.

The record owner is hereby instructed to vote the shares of the above-named Fund that are attributable to the undersigned's contract at the Meeting of Shareholders and at any adjournment thereof.

                     Date _____________, 2005
            PLEASE BE SURE TO SIGN AND DATE THIS CARD

            _______________________________________
            Signature(s) of Shareholders(s) (Sign on the box)

NOTE: Signature(s) should agree with the name(s) printed hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

                             VOTING INSTRUCTION FORM

                     PLEASE SIGN, DATE AND RETURN ALL VOTING
                   INSTRUCTION FORMS RECEIVED IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                            THESE VOTING INSTRUCTIONS
                      ARE SOLICITED IN CONNECTION WITH THE
                         SPECIAL MEETING OF SHAREHOLDERS
                   OF JOHN HANCOCK VARIABLE SERIES TRUST I ON
                    APRIL 4, 2005 - 10:00 A.M. EASTERN TIME,
                   197 CLARENDON STREET, BOSTON, MASSACHUSETTS

If this card is executed, but you give no direction, the shares will be voted "FOR" the applicable proposal.

                                                                FOR             AGAINST          ABSTAIN
11.  INTERNATIONAL EQUITY INDEX FUND only:                                        [ ]              [ ]
     (a) To approve an amendment to the Declaration of          [ ]
Trust of the Trust (all shares)
     (b) To approve the combination of the
International Equity Index Fund - NAV into the JHT
International Equity Index Trust B (NAV shares only)            [ ]               [ ]              [ ]
     (c ) To approve the combination of the
International Equity Index Fund into the JHT
International Equity Index Trust A (Series I and Series
II shares only)                                                 [ ]               [ ]              [ ]

PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                               JOHN HANCOCK TRUST
                   (formerly, Manufacturers Investment Trust)
                             ("JHT" or the "Trust")
                               601 Congress Street
                           Boston, Massachusetts 02117

                       STATEMENT OF ADDITIONAL INFORMATION

                            DATED: FEBRUARY 25, 2005

         This Statement of Additional Information is available to the shareholders of the "Acquired Funds" listed below, each of which is a separate series of John Hancock Variable Series Trust I ("JHVST"), in connection with the proposed reorganization providing for the combination of each Acquired Fund into the corresponding Acquiring Fund listed below, each of which is a separate series of John Hancock Trust ("JHT"):

    JHVST                                                        CORRESPONDING JHT
ACQUIRED FUND                                                      ACQUIRING FUND
-------------                                                    -----------------
Active Bond Fund                                      --         Active Bond Trust
Bond Index Fund                                       --         Bond Index Trust B
Earnings Growth Fund                                  --         Large Cap Growth Trust
Equity Index Fund                                     --         500 Index Trust B
Financial Industries Fund                             --         Financial Services Trust
Fundamental Value Fund                                --         Equity Income Trust
Global Bond Fund                                      --         Global Bond Trust
Growth & Income Fund                                  --         Growth & Income Trust II
Health Sciences Fund                                  --         Health Sciences Trust
High Yield Bond Fund                                  --         High Yield Bond Trust
International Equity Index Fund --Series I and II     --         International Equity Index Trust A
International Equity Index Fund--NAV                  --         International Equity Index Trust B
Large Cap Growth Fund                                 --         Blue Chip Growth Trust
Large Cap Value Fund                                  --         Equity-Income Trust
Managed Fund                                          --         Managed Trust
Mid Cap Growth Fund                                   --         Mid Cap Stock Trust
Mid Cap Value B Fund                                  --         Mid Value Trust
Money Market Fund                                     --         Money Market Trust B
Overseas Equity B Fund                                --         Overseas Equity Trust
Real Estate Equity Fund                               --         Real Estate Securities Trust
Short-Term Bond Fund                                  --         Short-Term Bond Trust
Small Cap Emerging Growth Fund                        --         Small Cap Growth Trust
Small Cap Value Fund                                  --         Small Cap Value Trust
Total Return Bond Fund                                --         Total Return Trust

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated February 14, 2005 for the Special Meeting of Shareholders of JHT to be held on April 4, 2005. The Proxy Statement/Prospectus, which describes the proposed reorganization, may be obtained by without charge by writing to JHT at the address above or by calling toll free (800) 344-1029. This Statement of Additional Information includes the Statement of Additional Information of JHT dated January 19, 2005.

         This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission:

(1) The financial statements of JHT included in its Annual Report to Shareholders for the year ended December 31, 2003, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as filed on March 4, 2004, and the financial statements of JHT included in its Semi-Annual Report to Shareholders for the six-month period ended June 30, 2004, as filed on September 10, 2004, insofar as such financial statements relate to the Acquiring Funds; and

(2) The financial statements of JHVST included in its Annual Report to Shareholders for the year ended December 31, 2003, which have been audited by Ernst & Young LLP, Registered Public Accounting Firm, given on their authority as experts on accounting and auditing, as filed on March 2, 2004, and the financial statements of JHVST included in its Semi-Annual Report to Shareholders for the six-month period ended June 30, 2004, as filed on August 30, 2004, insofar as such financial statements relate to the Acquired Funds.

         The JHT Annual Report and Semi-Annual Report are available upon request and without charge by calling 800-344-1029. The JHVST Annual Report and Semi-Annual Report are available upon request and without charge by calling 800-732-5543.

                                TABLE OF CONTENTS

Statement of Additional Information of JHT dated January 19, 2005.

JHVST ACTIVE BOND FUND,  JHT ACTIVE BOND TRUST AND JHT DIVERSIFIED BOND TRUST
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements -- June
       30, 2004 (Unaudited)

JHVST EARNINGS GROWTH FUND AND JHT LARGE CAP GROWTH TRUST
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements -- June
       30, 2004 (Unaudited)

JHVST EQUITY INDEX FUND, JHT 500 INDEX TRUST B AND JHT EQUITY INDEX TRUST
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements -- June
       30, 2004 (Unaudited)

JHVST FINANCIAL INDUSTRIES FUND AND JHT FINANCIAL SERVICES TRUST
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements -- June
       30, 2004 (Unaudited)

JHVST GLOBAL BOND FUND AND JHT GLOBAL BOND TRUST
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements -- June
       30, 2004 (Unaudited)

JHVST HEALTH SCIENCES FUND AND JHT HEALTH SCIENCE TRUST
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements -- June
       30, 2004 (Unaudited)

JHVST LARGE CAP GROWTH FUND AND JHT BLUE CHIP GROWTH TRUST
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements -- June
       30, 2004 (Unaudited)

JHVST LARGE CAP VALUE FUND AND JHT EQUITY-INCOME TRUST
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements -- June
       30, 2004 (Unaudited)

JHVST -- MID CAP GROWTH FUND, JHT MID CAP STOCK TRUST AND JHT AGGRESSIVE
      GROWTH TRUST
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements -- June
       30, 2004 (Unaudited)

JHVST REAL ESTATE EQUITY FUND AND JHT REAL ESTATE SECURITIES TRUST
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements -- June
       30, 2004 (Unaudited)

                       STATEMENT OF ADDITIONAL INFORMATION

                               JOHN HANCOCK TRUST
                   (formerly, Manufacturers Investment Trust)
                                  (the "Trust")

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectus dated May 1, 2004, as amended January 19, 2005 relating to the following four portfolios: American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust. The Trust's prospectus may be obtained from the Trust, 601 Congress Street, Boston, Massachusetts, 02210.

    The date of this Statement of Additional Information is January 19, 2005

                                TABLE OF CONTENTS

Master-Feeder Structure
Additional Risks of Investing in Each Portfolio
Investment Policies and Restrictions
Portfolio Turnover
Management of the Trust
Investment Management Arrangements
Distributor; Rule 12b-1 Plans of the Portfolios
Rule 12b-1 Plans of the Master Funds
Portfolio Brokerage
Purchase and Redemption of Shares
Determination of Net Assets of the Master Fund
Policy Regarding Disclosure of Portfolio Holdings
Performance Data
The Insurance Companies
History of the Trust
Organization of the Trust
Additional Information Concerning Taxes
Report to Shareholders
Independent Accountants
Custodian
Code of Ethics
Portfolio Manager Disclosure
APPENDIX I: Proxy Voting Policies
       Manufacturers Investment Trust (applicable to all Portfolios)
       Capital Research Management Company
          Applicable to American Growth Trust, American International Trust, American Blue Chip Income and Growth
          Trust and American Growth-Income Trust

                             MASTER-FEEDER STRUCTURE

Each portfolio described in this statement of additional information operates as a "feeder fund" which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each portfolio has the same investment objective and limitations as its master fund. Each master fund is a series of American Funds Insurance Series ("American Funds"). Each portfolio's master fund is listed below:

 TRUST FEEDER FUND                                 AMERICAN FUND MASTER FUND
American Growth Trust                            Growth Fund (Class 2 shares)
American  International Trust                    International Fund (Class 2 shares)
American Blue Chip Income and Growth Trust       Blue Chip Income and Growth Fund (Class 2 shares)
American Growth-Income Trust                     Growth-Income Fund (Class 2 shares)

A portfolio may withdraw its entire investment from a master fund at any time the Board of Trustees decides it is in the best interest of the shareholders of the portfolio to do so.

      The Board of Trustees of the master fund formulate the general policies of each master fund and meets periodically to review each master fund's performance, monitor investment activities and practices and discuss other matter affecting each master fund.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE AMERICAN FUND MASTER FUND IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

                 ADDITIONAL RISKS OF INVESTING IN EACH PORTFOLIO

      The following supplements the disclosure in the prospectus regarding the risks of investing in each portfolio.

Each of the portfolios, except the American Blue Chip Income and Growth Trust, may invest in securities of small and medium sized companies. The risks of investing in such securities are set forth below.

SMALL OR UNSEASONED COMPANIES

      - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

      - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

      - Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

      - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

      - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

      - Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

                      INVESTMENT POLICIES AND RESTRICTIONS

      The investment policies and restrictions of each master fund are described in the statement of additional information for the master funds which is delivered together with this statement of additional information.

      REPURCHASE AGREEMENTS

      Each of the portfolios may invest in repurchase agreements. The following information supplements the information in the prospectus regarding repurchase agreements.

      Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

      Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

      The portfolios shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the portfolios quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

      -     Federal Reserve System member bank,

      - primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or

      - broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The portfolio will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

      The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

      INVESTMENT RESTRICTIONS

      Each portfolio has adopted the following nonfundamental investment restriction to enable it to invest in its corresponding master fund:

      Notwithstanding any other investment policy of the portfolio, the portfolio may invest all of its net assets in an open-end management investment company having substantially the same investment objective and limitations as the Portfolio.

      Each portfolio has also adopted the same investment restrictions as the master fund in which it invests. Each of the restrictions is fundamental in the case of the master fund. In the case of each portfolio, restrictions 6, 9, 10, 11 and 12 are nonfundamental and all other restrictions are fundamental. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

      When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

INVESTMENT RESTRICTIONS OF THE AMERICAN GROWTH TRUST, AMERICAN INTERNATIONAL TRUST, AMERICAN GROWTH-INCOME TRUST AND AMERICAN BLUE CHIP INCOME AND GROWTH TRUST

Each portfolio may not:

1. Invest more than 5% of the value of its the total assets in the securities of anyone issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the portfolio's total assets.

2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

3. Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

4. Invest in real estate (including limited partnership interests, but excluding securities of companies. such as real estate investment trusts, which deal in real estate or interests therein).

5. Purchase commodities or commodity contracts; except that the American International Trust may engage in transactions involving currencies (including forward or futures contracts and put and call options).

6. Invest in companies for the purpose of exercising control or management.

7. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

8. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the portfolio will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

9. Purchase securities on margin.

10. Sell securities short, except to the extent that the portfolio contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short.

11. Invest in puts, calls, Straddles, spreads or any combination thereof; except as described above in Investment Restriction number 5.

12. Invest in securities of other investment companies, except as permitted by the 1940 Act.

13. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

Notwithstanding investment restriction number 12, the master funds may invest in securities of other managed investment companies if deemed advisable by their officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

Notwithstanding investment restriction number 13, the portfolios may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933.

Investment Restrictions That Only May be Changed Upon 60 Days Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the following policies of the portfolios are subject to change only upon 60 days' prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, are not subject to this 60 day notice requirement.

AMERICAN GROWTH TRUST, AMERICAN INTERNATIONAL TRUST, AMERICAN GROWTH-INCOME TRUST AND AMERICAN BLUE CHIP INCOME AND GROWTH TRUST

Not subject to 80% rule.

                               PORTFOLIO TURNOVER

      The portfolio turnover of the master funds is described in the prospectus for the master funds which is delivered together with the prospectus for the portfolios.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee and officer oversees all Trust portfolios.

                             DISINTERESTED TRUSTEES

                                       POSITION WITH                    PRINCIPAL OCCUPATION
       NAME, ADDRESS AND AGE             THE TRUST                     DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
Don B. Allen                         Trustee            Former Senior Lecturer, William E. Simon Graduate
601 Congress Street                                     School of Business Administration, University of
Boston, MA  02210                    (since 1985)       Rochester (Retired 2000).
Age: 76
---------------------------------------------------------------------------------------------------------------
Charles L. Bardelis                  Trustee            President and Executive Officer, Island Commuter
601 Congress Street                                     Corp. (Marine Transport).
Boston, MA  02210                    (since 1988)
Age: 63
---------------------------------------------------------------------------------------------------------------
James. M. Oates                      Trustee            Managing Director, Wydown Group,
601 Congress Street,                 (since 2004)       (since 1994);  Chairman, Emerson Investment
Boston, MA  02210-2801                                  Management, Inc. (since 2000); Chairman, Hudson Castle
Age: 58                                                 Group, Inc. (formerly IBEX Capital Markets, Inc.)
                                                        (since 1997)

                                                        Director of the following publicly traded
                                                        companies: Investors Bank  &  Trust Corporation,
                                                        Director (since 1995); Stifel Financial, Director
                                                        (since 1996).

                                                        Director of the following registered investment
                                                        company: Phoenix Mutual Funds, Director
                                                        (since 1988) .
---------------------------------------------------------------------------------------------------------------
F. David Rolwing                     Trustee            Former Chairman, President and CEO, Montgomery
601 Congress  Street                                    Mutual Insurance Company, 1991 to 1999. (Retired
Boston, MA  02210                    (since 1997*)      1999).
Age: 70
---------------------------------------------------------------------------------------------------------------

      *Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

          TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

                                      Position with                            Principal Occupation
  Name, Address and Age                the Trust                             During Past Five Years
------------------------------------------------------------------------------------------------------------------------
John D. DesPrez III#                  Trustee                President and Chief Executive Officer, John Hancock
                                                             Financial Services, Inc.; Chairman and President, The
601 Congress Street                   (since 2000)           Manufacturers Life Insurance Company (U.S.A.),
Boston, MA  02210                                            Executive Vice President, U.S. Operations, Manulife
Age: 48                                                      Financial

John D. Richardson#*                  Chairman of            Retired; Former Senior Executive Vice President, Office
                                      the Board              of the President, Manulife Financial, February 2000 to
601 Congress Street                   of Trustees            March 2002 (Retired, March, 2002);

Boston, MA  02210                     (since 1997)*          Executive Vice President and General Manager, U.S.
Age: 67                                                      Operations, Manulife Financial, January 1995 to January
                                                             2000.

                                                             Director of BNS Split Corp, a publicly traded company
                                                             listed on the Toronto Stock Exchange.
------------------------------------------------------------------------------------------------------------------------

      *Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

Marc Costantini*                      Treasurer              .Senior Vice President and Chief Financial Officer,
                                                             Wealth Management, The Manufacturers Life Insurance
                                                             Company (U.S.A.), January 2004 to present.

601 Congress Street                   (since 2004)           General Manager, Managed Accounts, The Manufacturers
Boston, MA  02210-2801                                       Life Insurance Company (U.S.A.) and other positions at
Age: 35                                                      Manulife Financial, prior to January 2004.
-------------------------------------------------------------------------------------------------------------------
James D. Gallagher*                   President              Executive Vice President, The Manufacturers Life
                                      (since 2001)           Insurance Company (U.S.A.), January 1996 to present;


601 Congress Street                                          President, The Manufacturers Life Insurance Company of
Boston, MA  02110-2801                                       New York, August 1999 to present;
Age: 50
                                                             Vice President, Secretary and General Counsel, The
                                                             Manufacturers Life Insurance Company of North America,
                                                             June 1994 to date.

Andrew Corselli                       Secretary              Vice President and Senior Counsel, U.S. Operations Law
200 Clarendon Street                  (since 2002)           Department, Manulife Financial, March 2001 to present. The
Boston, MA  02116                                            Prudential Insurance Company of America, Assistant General
Age: 58                                                      Counsel & Chief of Litigation, June 1988 to June, 2000

Gordon Shone                          Vice President and     Senior Vice President, The Manufacturers Life Insurance
601 Congress Street                   Chief Financial        Company (U.S.A.), January 2001 to present.  Vice President,
Boston, MA  02210-2801                Officer                The Manufacturers Life Insurance Company (U.S.A.), August
Age: 48                               (Since 2003)           1998 to December 2000.
-------------------------------------------------------------------------------------------------------------------

#Trustee who is an "interested person," as defined in the 1940 Act, due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

*Affiliated with the investment adviser.

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

DUTIES AND COMPENSATION OF TRUSTEES

      The Trust is organized as a Massachusetts business trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.

      The Board of Trustees met seven times during the Trust's fiscal year ended December 31, 2004. The Board also has a standing Audit Committee composed of all of the disinterested Trustees. The Audit Committee met two times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the disinterested Trustees. The Nominating Committee met twice during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in the Trust. Nominations should be forward to the attention of the Secretary of the Trust at 601 Congress Street, Boston, MA 02210.

      The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $67,000, a fee of $7,500 for each quarterly meeting of the Trustees that they attend in person and a fee of $3,750 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                              COMPENSATION TABLE**

                                      AGGREGATE COMPENSATION FROM TRUST     TOTAL COMPENSATION FROM TRUST
                                       FOR FISCAL YEAR ENDED DECEMBER       COMPLEX FOR FISCAL YEAR ENDED
     NAMES OF PERSON, POSITION                    31, 2004*                      DECEMBER 31, 2004*#
---------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------
Don B. Allen, Trustee                            $115,250                              $115,250
---------------------------------------------------------------------------------------------------------
Charles L. Bardelis, Trustee                     $115,250                              $115,250
---------------------------------------------------------------------------------------------------------
James M. Oates, Trustee***                       $ 11,400                              $ 11,400
---------------------------------------------------------------------------------------------------------
F. David Rolwing, Trustee                        $115,250                              $115,250
---------------------------------------------------------------------------------------------------------
TRUSTEES AFFILIATED WITH THE
INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------
John D. DesPrez, Trustee                         $      0                              $      0
---------------------------------------------------------------------------------------------------------
John D. Richardson, Trustee                      $      0                              $      0
---------------------------------------------------------------------------------------------------------

*     Compensation received for services as Trustee.

#     Trust Complex includes all portfolios of the Trust.

** The Trust does not have a pension or retirement plan for any of its Trustees or officers.

***   Mr. Oates began serving as a Trustee effective December 3, 2004.

                      TRUSTEE OWNERSHIP OF TRUST PORTFOLIOS

     The table below lists the amount of securities of each Trust portfolio beneficially owned by each Trustee as of December 31, 2004. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0

B - $1 up to and including $10,000

C - $10,001 up to and including $50,000

D - $50,001 up to and including $100,000

E - $100,001 or more

                                                                                        TRUSTEES AFFILIATED WITH
                                   INDEPENDENT TRUSTEES*                                 THE INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------
                                      Don B.    Charles L.     James M.     F. David        John D.      John D.
         Trust Portfolio              Allen      Bardelis       Oates       Rolwing       Richardson   DesPrez, III
--------------------------------------------------------------------------------------------------------------------
Science and Technology Trust            B            A             A             A              A              A

Pacific Rim Trust (formerly,            A            A             A             A              A              A
Pacific Rim Emerging Markets
Trust)

Health Sciences Trust                   A            A             A             A              A              A

Emerging Growth Trust                   A            A             A             A              A              A

Aggressive Growth Trust                 A            A             A             A              A              A

Emerging Small Company Trust            A            A             A             C              A              A

Small Company Blend Trust                C           A             A             A              A              A

Dynamic Growth                          B            A             A             A              A              A

Mid Cap Stock Trust                     A            A             A             A              A              A

Natural Resources Trust                 A            C             A             A              A              A

All Cap Growth Trust                    B            A             A             A              A              A

Strategic Opportunities Trust           B            A             A             A              A              A

Financial Services Trust                A            A             A             A              A              A

International Stock Trust               A            A             A             C              A              A

Overseas Trust                          A            A             A             A              A              A

International Small Cap Trust           B            A             A             A              A              A

International Value Trust               A            A             A             A              A              A

Quantitative Mid Cap Trust              A            A             A             C              A              A

Mid Cap Core Trust                      A            A             A             A              A              A

Global Trust (formerly, Global          A            A             A             A              A              A
Equity Trust)

Strategic Growth Trust                  A            A             A             A              A              A

Capital Appreciation Trust              A            A             A             A              A              A

Quantitative All Cap Trust              A            A             A             A              A              A

All Cap Core Trust (formerly            A            A             A             A              A              A
--------------------------------------------------------------------------------------------------------------------

Growth Trust)

Large Cap Growth Trust                  A            A             A             A              A              A

Quantitative Equity Trust               A            A             A             A              A              A

Blue Chip Equity Trust                  A            A             A             A              A              A

U.S. Large Cap Trust                    B            A             A             C              A              A

Strategic Value Trust                   A            A             A             A              A              A

U.S. Large Cap Value Trust              A            A             A             A              A              A
--------------------------------------------------------------------------------------------------------------------

                                                             James
                                     Don B.     Charles L.     M.      F. David      John D.      John D.
         Trust Portfolio             Allen      Bardelis     Oates      Rolwing    Richardson   DesPrez, III
Utilities Trust                         A            A          A          A            A              A
Real Estate Securities Trust            A            A          A          C            A              A
Small Cap Opportunities Trust           A            A          A          A            A              A
Small Company Value Trust               C            A          A          A            A              A
Special Value Trust                     A            A          A          A            A              A
Mid Cap Value Trust                     A            A          A          A            A              A
Value Trust                             C            A          A          A            A              A
All Cap Value Trust                     A            A          A          A            A              A
Equity Index Trust                      A            A          A          A            A              A
Fundamental Value Trust                 A            C          A          A            A              A
Growth & Income Trust                   C            A          A          A            A              A
Great Companies - America Trust         A            A          A          A            A              A
Quantitative Value Trust                A            A          A          A            A              A
Equity-Income Trust                     A            A          A          A            A              A
Income & Value Trust                    A            A          A          A            A              A
Balanced Trust                          A            A          A          A            A              A
Global Allocation Trust                 A            A          A          A            A              A
High Yield Trust                        A            A          A          A            A              A
Strategic Bond Trust                    A            A          A          A            A              A
Global Bond Trust                       A            A          A          A            A              A
Diversified Bond Trust                  A            A          A          A            A              A
Investment Quality Bond Trust           A            A          A          A            A              A
Total Return Trust                      A            A          A          A            A              A
Real Return Bond Trust                  A            A          A          A            A              A
U.S. Government Securities Trust        A            A          A          A            A              A
Money Market Trust                      A            A          A          A            A              A
Small Cap Index Trust                   A            A          A          A            A              A
International Index Trust               A            A          A          A            A              A
Mid Cap Index Trust                     A            A          A          A            A              A
Total Stock Market Index Trust          A            A          A          A            A              A
500 Index Trust                         A            A          A          A            A              E

                                    Don B.      Charles L.    James M.      F. David       John D.        John D.
         Trust Portfolio            Allen       Bardelis       Oates        Rolwing      Richardson   DesPrez, III
Lifestyle Aggressive 1000 Trust        A            D            E              A             A              A
Lifestyle Growth 820 Trust             A            D            A              A             A              A
Lifestyle Balanced 640 Trust           A            A            A              A             A              A
Lifestyle Moderate 460 Trust           A            B            A              A             A              A
Lifestyle Conservative 280 Trust       A            A            A              A             A              A
Small-Mid Cap Growth Trust             A            A            A              A             A              A
Small-Mid Cap Trust                    A            A            A              A             A              A
International Equity Select Trust      A            A            A              A             A              A
Select Growth Trust                    A            A            A              A             A              A
Global Equity Select Trust             A            A            A              A             A              A
Core Value Trust                       A            A            A              A             A              A
High Grade Bond Trust                  A            A            A              A             A              A
American Growth Trust                  A            A            A              A             A              A
American International Trust           A            A            A              A             A              A
American Blue Chip Income and          A            A            A              A             A              A
Growth Trust
American Growth-Income Trust           A            A            A              A             A              A

ALL TRUST PORTFOLIOS                   E            E            E              D             A              E

                       INVESTMENT MANAGEMENT ARRANGEMENTS

      The portfolio does not have an investment adviser. For information regarding the investment adviser to the master funds see the master fund statement of additional information which is delivered together with this statement of additional information.

                 DISTRIBUTOR; RULE 12B-1 PLANS OF THE PORTFOLIOS

      The Board of Trustees of the Trust have approved a Rule 12b-1 Plan (the "Plans") for both Series I and Series II shares of the portfolios. The purpose of each Plan is encourage the growth and retention of assets of the series of each portfolio subject to a Plan. Series I shares of each portfolio are subject to a Rule 12b-1 fee at an annual rate of up to 0.35% of Series I share average daily net assets. Series II shares of each portfolio are subject to a Rule 12b-1 fee at an annual rate of up to 0.50% of Series II share average daily net assets.

      Rule 12b-1 fees are paid to the Trust's distributor and principal underwriter, Manulife Financial Services LLC (the "Distributor").

      To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

-     for any expenses relating to the distribution of the shares of the class,

- for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

- for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

      Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

      This Plan authorizes any payments in addition to fees described above made by a portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

      The Plan may not be amended to increase materially the amount to be spent by a portfolio without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. The Plan shall continue in effect (i) with respect to a portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and
   (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. The Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

      During the fiscal year ended December 31, 2003 the following amounts were paid pursuant to the Trust's Rule 12b-1 Plan:

                                 SERIES I SHARES

                                                                         DISTRIBUTION PAYMENT TO
                                                                         MANUFACTURERS FINANCIAL
                                                                              SECURITIES LLC
                PORTFOLIO                                                   (THE DISTRIBUTOR)*
                ---------                                                   ------------------
American Growth Trust                                                                    $2,607
American International Trust                                                              2,550
American Growth-Income Trust                                                                751
American Blue Chip Income and Growth Trust                                                1,103

   *For the period July 9, 2003 to December 31, 2003

                                SERIES II SHARES

                                                                        DISTRIBUTION PAYMENT TO
                                                                        MANUFACTURERS FINANCIAL
                                                                             SECURITIES LLC
                 PORTFOLIO                                                 (THE DISTRIBUTOR)*
                 ---------                                                 ------------------
American Growth Trust                                                                   $400,988
American International Trust                                                             369,681
American Growth-Income Trust                                                             251,628
American Blue Chip Income and Growth Trust                                               358,954

   *For the period May 5, 2003 to December 31, 2003

                      RULE 12B-1 PLANS OF THE MASTER FUNDS

   Each Master Fund has adopted a Plan of Distribution (the "Master Fund Plan") for its Class 2 shares, pursuant to rule 12b-1 under the 1940 Act. Under the Master Fund Plan the funds may pay 0.25% of each fund's average net assets annually (Class 2 shares only) to finance any distribution activity which is primarily intended to benefit the Class 2 shares of the funds, provided that the Board of Trustees of the funds has approved the categories of expenses for which payment is being made.

   For additional information regarding the Master Fund Plan see the master fund statement of additional information which is delivered together with this statement of additional information.

                               PORTFOLIO BROKERAGE

      For information regarding portfolio brokerage of each master fund see the master fund statement of additional information which is delivered together with this statement of additional information.

                        PURCHASE AND REDEMPTION OF SHARES

            The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

- trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

- an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

- the SEC by order so permits for the protection of security holders of the Trust.

               DETERMINATION OF NET ASSET VALUE OF THE MASTER FUND

      For information regarding the determination of net asset value of the master fund see the master fund statement of additional information which is delivered together with the statement of additional information.

                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

   It is the policy of the Trust to provide Nonpublic Information (as defined below) regarding Trust portfolio holdings to Nonaffiliated Persons (as defined below) of the Trust only in the limited circumstances noted below. It is also the policy of the Trust only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons (as defined below), on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). The Trust considers Nonpublic Information regarding Trust portfolio holdings to be confidential and the intent of the Trust's policy regarding disclosure of portfolio holdings is to guard against selective disclosure of such information in a manner that could disadvantage Trust shareholders.

   Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on the website listed below or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q

   "Affiliated Persons" are persons affiliated with: (a) the Trust, (b) the Trust's investment adviser or principal underwriter or any affiliate of either entity, (c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Trust portfolio, the subadviser to the portfolio, or any affiliate of the subadviser, (e) the Trust's custodian and (e) the Trust's certified public accountants.

   "Nonaffiliated Persons" is any person who is not an Affiliated Person.

   Disclosure of Portfolio Holdings to Nonaffiliated Persons

   Subject to the pre-approval of the Trust's Chief Compliance Officer, the Trust or its adviser principal underwriter or any of its subadviser (or any of their affiliates) may provide Nonpublic Information regarding Trust portfolio holdings to Nonaffiliated Persons in the circumstances listed below.

      1. Rating Organizations

   Nonpublic Information regarding Trust portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      2. VESTEK (THOMPSON FINANCIAL)

   Nonpublic Information regarding Trust portfolio holdings may be provided to Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data for use by the Trust or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      3. PROXY VOTING SERVICES

   Nonpublic Information regarding Trust portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to Trust portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      4. COMPUTER SOFTWARE

   Nonpublic Information regarding Trust portfolio holdings may be provided to entities providing computer software to the Trust (for example, for the purpose of generating Trust compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      5. COURTS AND REGULATORS

   Nonpublic Information regarding Trust portfolio holdings may be provided to any court or regulator with jurisdiction over the Trust, the adviser, MFC or any subadviser to a Trust portfolio (or any of their affiliates) if such information is requested by such court or regulator.

      6. OTHER PERSONS

   Nonpublic Information regarding Trust portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Trust or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust.

   The CCO shall report to Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

   Disclosure of Portfolio Holdings to Affiliated Persons

      The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed below under "Pre-Approved Affiliated Persons") and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed below under "Pre-Approved Affiliated Persons" have been exempt from such pre-approval. In the case of persons listed in II, III and IV in this section, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

      In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the

   Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

   Resolution of Conflicts of Interest

   If the Trust or its adviser or principal underwriter or any of its subadvisers (or any of their affiliates) desire to provide Nonpublic Information regarding Trust portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the rust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Trust who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will not be harmful to the Trust.

   Posting of Trust Portfolio Holdings on a Website

   If the Trust desires to post on its website Trust portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then the Trust shall disclose the following in its prospectus:

      1. the nature of the information that will be available, including both the date as of which the information will be current (e.g. calendar quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);

      2. the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and

      3. the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.

   Trust Portfolio Holdings Currently Posted on a Website

   The ten largest holdings of each Trust portfolio will be posted to the website listed below 30 days after each calendar quarter end. This information will remain on the website until the date the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust's Form N-CSR and Form N-Q will contain each portfolio's entire portfolio holdings as of the applicable calendar quarter end.

     http://www.manulifeusa.com/Marketing/Portfolio/PortfolioIndexPage.aspx

   Changes in Policy

   Any material changes to the policy regarding disclosure of Nonpublic Information Regarding Trust portfolio holdings must be approved by the Trust Board of Trustees.

   Reports to the Trust's Board of Trustees

   The CCO shall report any material issues that may arise under this policy to the Trust Board of Trustees.

   Applicability of Policy to the Trust's Adviser and Subadvisers

   This policy shall apply to the Trust's Adviser and each of its subadvisers.

   Applicability of Policy to the Trust's Adviser and Subadvisers

   This policy shall apply to the Trust's Adviser and each of its subadvisers.

   Pre-Approved Affiliated Persons

   Employees* of The Manufacturers Life Insurance Company (U.S.A.) or The Manufacturers Life Insurance Company of New York who are subject to the Code of Ethics of the Trust, the Trust's investment adviser, Manufacturers Securities

   Services LLC or the Trust's principal underwriter, Manulife Financial Securities LLC.

   II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to the Trust.

   III. Employees* of the Trust's custodian who provide services to the Trust.

   IV. Employees* and partners of the Trust's certified public accounting firm who provide services to the Trust.

   *Includes temporary employees

                                PERFORMANCE DATA

            Each of the portfolios may quote total return figures in its advertising and sales materials. The figures will always include the average annual total return for the most recent one year period and, when applicable, five and ten year periods and where less than five or ten years, the period since the inception date of the portfolio. Each of the portfolios may also quote total return figures reflecting the historical performance of the master fund from the inception date of the master fund, adjusted to reflect current portfolio expenses.

            The average annual total return is the average annual compounded rate of return that equates the initial amount invested to the market value of such investment on the last day of the period for which such return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. All recurring fees are reflected in the calculations. There are no non-recurring fees, such as sales loads, surrender charges or account fees, charged by the portfolios. If the period since inception is less than one year, the figures will be based on an aggregate total return rather than an average annual total return.

                            SHAREHOLDERS OF THE TRUST

   The Trust currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with Manulife Financial, the ultimate controlling parent of the Adviser.

   Currently, the shareholders of the Trust ("Trust Shareholders") are as follows:

      (a) the insurance companies affiliated with Manulife Financial discussed above (the "Manulife Insurance Companies"). (Each insurance company that is a shareholder of the Trust holds Trust shares attributable to variable contracts in its separate accounts),

      (b) certain permitted entities which purchase Series III shares and which are describe in the Prospectus under "Multiple Classes of Shares - Series III Shares" ("Permitted Entities"),

      (c)   the Lifestyle Trusts, and

      (d) certain entities which comply with the paragraph (d) under "Entities Eligible to Be Shareholders of the Trust" below.

   The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

            Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of the Trust may be purchased only by the following eligible shareholders:

      (a) separate accounts of the Manulife Insurance Companies and other insurance companies;

      (b)   certain affiliates of the Manulife Insurance Companies;

      (c)   any trustee of a qualified pension or retirement plan.

   Voting of Shares by the Insurance Companies. The Trust and the
   Manulife Insurance Companies have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the Investment Company Act of 1940 ("Contract Owner Instructions"). In addition, the Trust will vote all shares of the portfolios issued to

   Lifestyle Trusts, and the Manulife Insurance Companies will vote all shares of the portfolio which they own, in proportion to Contract Owner Instructions.

   Each Trust Feeder Fund has the right to vote upon matters that may be voted upon at any shareholders' meeting of the Master Fund in which its invests. The Trust will seek voting instructions from the shareholders of the Feeder Fund and will vote all shares of the Master Fund held by the Feeder Fund in accordance with the timely voting instructions which it receives. The shareholders of the Feeder Fund will solicit and provide voting instructions in the manner described in the preceding paragraph for soliciting voting instructions and voting shares in connection with a shareholders' meeting of the Feeder Fund. The Trust, in lieu of seeking voting instructions from its shareholders, may elect to vote all shares of the Master Fund held by the Trust Feeder Fund in proportion to the vote of all other holders of such shares of the Master Fund.

   Mixed Funding. Shares of the Trust may be sold to the Trust
   Shareholders described above. The Trust currently does not foresee any disadvantages to any Trust Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a Trust Shareholder from investing in the Trust.

   Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust and the American Growth-Income Trust.

                              HISTORY OF THE TRUST

   Trust Name Change. Prior to January 1, 2005, the name of the Trust was Manufacturers Investment Trust. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

   Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.

                            ORGANIZATION OF THE TRUST

   Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios described in this Statement of Additional Information are diversified for purposes of the 1940 Act.

            Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

            The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

- Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,

- Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and

- Issue additional series of shares or separate classes of existing series of shares.

            Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

            Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

            Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

            Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

   The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

   Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

   The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

            A portfolio will be subject to a non-deductible 4% excise tax to the extent that it does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

   To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

   To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

   Because the Trust complies with the ownership restriction of Treas. Reg.
   Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

   A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

   Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

   Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a

   PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

   Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by portfolios and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the portfolios might otherwise believe to be desirable.

   Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS

            The financial statements of the Trust at December 31, 2003 and at June 30, 2004, are incorporated herein by reference from the Trust's most recent Annual Report and Semi-Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the Investment Company Act of 1940.

                             INDEPENDENT ACCOUNTANTS

            The financial statements of the Trust at December 31, 2003, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

                                    CUSTODIAN

   State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

   The Trust has adopted a Code of Ethics that complies with Rule 17j-1 under the 1940 Act. The Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.

                              PROXY VOTING POLICIES

                                                      Adopted September 25, 2003

                              PROXY VOTING POLICIES
                         MANUFACTURERS INVESTMENT TRUST
                      PROXY VOTING POLICIES AND PROCEDURES

                                Table of Contents

I.    DELEGATION OF PROXY VOTING TO SUBADVISERS

            A.    DELEGATION

            B.    PROXY VOTING POLICIES AND PROCEDURES

            C.    UNDERLYING FUNDS

II.   MATERIAL CONFLICTS OF INTEREST

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

      A. DISCLOSURE OF PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST

      B.    DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

      C.    FILING OF PROXY VOTING RECORD ON FORM N-PX

IV.   ANNUAL RENEWAL OF PROXY VOTING POLICIES AND PROCEDURES

                                      * * *

   I.    DELEGATION OF PROXY VOTING TO SUBADVISERS

      A.    DELEGATION

            The subadviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

      B.    PROXY VOTING PROCEDURES

            Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's subadviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the subadviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Subadviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.

      C.    UNDERLYING FUNDS

            With respect to voting proxies relating to the securities of an underlying fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the subadviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.

II.   MATERIAL CONFLICTS OF INTEREST

      If (1) the subadviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the subadviser will follow its conflict of interest procedures (as set forth in the subadviser's proxy voting policies and procedures) when voting such proxies.

      If the proxy voting policies and procedures of any subadviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the subadviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the subadviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the subadviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

      A. DISCLOSURE OF POLICIES AND PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION

            The Trust shall disclose in its Statement of Additional Information a summary of its Proxy Voting Policies and Procedures and of the Subadviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trust may instead include the actual Subadviser Proxy Voting Procedures in the Statement of Additional Information.)

      B.    DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

            The Trust shall disclose in its annual and semi-annual shareholder reports that:

            (a) a description of the Trust's proxy voting policies and procedures and (b) the Trust's proxy voting record for the most recent 12 month period ending June 30th, are available:

            1.    on the SEC's website, and

            2. without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

II.   FILING OF PROXY VOTING RECORD ON FORM N-PX

      The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

III.  ANNUAL APPROVAL OF PROXY VOTING PROCEDURES

      The Trust's proxy voting policies and procedures shall be re-approved by the Trust's Board of Trustees at least annually.

The American Funds
Capital Research and Management Company

                             PROXY VOTING GUIDELINES

The following guidelines summarize the American Funds' internal operating procedures with respect to how the proxies of the companies held in the mutual fund portfolios are voted. These guidelines, which have been in effect for many years, are being publicly disclosed at this time in accordance with a U.S. Securities and Exchange Commission requirement that all investment companies (mutual funds) make public how they handle their proxy voting process.

SUMMARY

The American Funds and its investment adviser, Capital Research and Management Company ("CRMC"), are committed to acting in the best interests of the shareholders of the funds. We view proxies of companies held in the funds' portfolios as significant fund assets and proxy voting as an integral part of the investment process. These guidelines provide an important framework for analysis and decision-making; however, they are not exhaustive and do not address all potential issues. Even when an issue is addressed, flexibility is important so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis. While we generally adhere to these guidelines we always consider the specific circumstances of each proposal. These are "guidelines" -- they are not "rules." Our voting process reflects our understanding of the company's business, its management and its relationship with shareholders over time. In all cases, we remain focused on the investment objectives and policies of the funds. As a matter of policy, we will not be influenced by outside sources or business relationships involving interests which conflict with those of the funds and their shareholders.

PROXY VOTING PROCESS

All U.S. proxies are voted. Non-U.S. proxies are also voted, provided there is sufficient time and information available. After a proxy is received, we prepare a summary of the proposals contained in the proxy. Voting recommendations and a discussion of any potential conflicts of interest are also included in the summary. The initial voting recommendation is generated by one or more investment analysts familiar with the industry, the particular company and the company's management. A second voting recommendation is made by a proxy coordinator (one of four investment professionals experienced in proxy-voting matters) based on knowledge of our guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision. Certain funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by CRMC's Investment Committee under delegated authority. (References to "proxy committees" include the CRMC Investment Committee and the individual fund proxy committees.) Therefore, if more than one fund invests in the same company, certain funds may vote differently on the same proposal.

SPECIAL REVIEW PROCEDURES

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a fund director is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members. In the event the proxy committee cannot vote in accordance with these guidelines and without the appearance of a material conflict of interest, then the proxy proposal will be presented to each affected fund's board for review.

GUIDELINES

The following guidelines are grouped according to types of proposals usually presented to shareholders in proxy statements.

                                DIRECTOR MATTERS

ELECTION OF DIRECTORS

We generally support the election of a company's nominees for director. In addition, we generally leave the choice of chairman to the board's discretion. We may, however, oppose all or some of the company's nominees, or support separating the CEO and chairman positions if we believe it to be in the best interest of shareholders.

CLASSIFIED BOARDS

A "classified" board is one that elects only a percentage of the board members each year (usually one-third of directors are elected to serve a three-year term). Generally we support proposals declassifying boards. We believe that declassification (the annual election of all directors) increases a board's sense of accountability to shareholders.

         ANTI-TAKEOVER PROVISIONS, SHAREHOLDER RIGHTS & REINCORPORATIONS

CUMULATIVE VOTING

Under cumulative voting, each shareholder has a number of votes equal to the number of shares owned multiplied by the number of directors up for election. A shareholder can cast all of his/her votes for a single director, thus allowing minority shareholders to elect a director. We generally support proposals for cumulative voting in order to promote management and board accountability and opportunity for leadership change.

CONFIDENTIAL VOTING

Allowing shareholders to vote anonymously may help large institutional shareholders avoid undue influence exerted by, or potential conflicts with companies other shareholders or third parties. We generally support proposals that allow for confidential voting.

SHAREHOLDER RIGHTS PLANS (COMMONLY CALLED "POISON PILLS")

Poison pills are a defense against unwelcome takeover offers. These plans allow shareholders (other than the shareholder making the unwelcome takeover offer) to purchase stock at significantly discounted prices under certain circumstances. The plans force would-be acquirers to negotiate with the board, giving the board an effective veto power over any offer. Poison pills can be detrimental to the creation of shareholder value and can help entrench management by thwarting or deterring acquisition offers that are not favored by the board but that may be beneficial to shareholders. We generally support the elimination of existing poison pills and proposals that would require shareholder approval to adopt prospective poison pills.

CHANGE OF CORPORATE DOMICILE

      - Reincorporation within the U.S.: We generally leave the state domicile decision to the discretion of company management and its board.

      - Reincorporation outside the U.S.: We generally do not support a change of corporate domicile from the U.S. to another country where the probable intent is to avoid U.S. taxes.

ELIMINATION OF ACTION BY WRITTEN CONSENT

The shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders especially in a proxy fight. We generally oppose proposals that would prevent shareholders from taking action without a formal meeting and, in some instances, take away the shareholder's right to call a special meeting.

                                 CAPITALIZATION

AUTHORIZATION OF NEW COMMON SHARES

We support reasonable increases in authorized shares when the company has articulated a need (for example, a stock split or recapitalization). Even so, we are aware that new shares may dilute the ownership interest of shareholders. Consequently, we generally oppose proposals that would more than double the number of authorized shares.

AUTHORIZATION OF BLANK CHECK PREFERRED SHARES

"Blank check" preferred shares give the board complete discretion to set terms (including voting rights). Such shares may have voting rights far in excess of those held by common stockholders. We generally oppose proposals that allow a board to issue preferred shares without prior shareholder approval, as well as proposals that allow the board to set the terms and voting rights of preferred shares at their discretion. A request for preferred shares where the voting rights are equal to existing common stock shares, however, would generally be supported.

                         COMPENSATION AND BENEFIT PLANS

OPTION PLANS

Option plans are complicated and many factors are considered when evaluating a plan. No factor is determinative; the proxy committees weigh each plan based on protecting shareholder interests and our historical knowledge of the company and its management. Some considerations include:

      - Pricing: We believe options should be priced at 100% of fair market value on the date they are granted (the price shareholders would pay on the open market). We do not generally support options priced at a discount to the market.

      - Repricing: An "out-of-the-money" option is an option whose exercise price is higher than the current price of the stock. We generally have not supported replacing "out-of-the-money" options with new options at a lower exercise price (generally known as "repricing") because it is not consistent with the purpose of offering options as compensation.

      - Dilution: Dilution is the reduction of voting power, and/or economic interests of existing shareholders due to an increase in shares available for distribution to company employees in lieu of cash compensation. We consider several kinds of dilution: the historical annual dilution of the current plan, the potential dilution of the proposed plan and the cumulative dilution of all option plans. We tend to oppose plans that result in "excessive" dilution for existing shareholders. Acceptable dilution levels are not rigidly defined, but will be a function of: (i) the stage of the company's lifecycle (embryonic to mature), (ii) the size of the company in terms of market capitalization, (iii) the historical growth rate of sales and earnings and (iv) to a lesser degree, extenuating circumstances related to the company's industry. In addition, greater dilution can be tolerated when options are awarded to all employees, instead of limiting awards to top-level management. We generally oppose evergreen plans (which provide for an annual increase of shares available for award without future shareholder approval).

RESTRICTED STOCK PLANS

We support restricted stock plans when such grants replace cash compensation without increasing the historical cash award and when the amount of restricted stock available for distribution represents a reasonable percentage of overall equity awards.

NON-EMPLOYEE DIRECTOR COMPENSATION

We generally support equity-based compensation for non-employee directors that aligns their interests with shareholders. Such plans must be reasonable in size, have fair market value option grants and not create excess total compensation (subject to the same limitations as executive incentive plans). We also review the mix of options or stock awards to cash compensation. We believe that compensation packages should be structured to attract, motivate and retain qualified directors. However, excessive board compensation can undermine the board's independence.

EMPLOYEE STOCK PURCHASE PLANS

These plans are designed to allow employees to purchase stock at a discount price and to receive favorable tax treatment when the stock is sold. In many cases, the price is 85% of the market value of the stock. These plans are broad-based and have relatively low caps on the amount of stock that may be purchased by a single employee. We generally support these types of plans.

             SHAREHOLDER PROPOSALS REGARDING EXECUTIVE COMPENSATION

CAPS ON EXECUTIVE PAY

In general, we oppose shareholder proposals that seek to set limits on executive compensation because competitive compensation packages are necessary to attract, motivate and retain executives. Shareholder proposals on this issue tend to specify arbitrary compensation criteria.

REQUESTS FOR ADDITIONAL DISCLOSURE CONCERNING EXECUTIVE PAY

In general, we oppose shareholder requests for disclosure beyond regulatory requirements. We believe that additional disclosure is often unwarranted and costly and can have other disadvantages. We also believe that the current regulatory requirements for disclosure of executive compensation are appropriate.

PERFORMANCE-BASED SENIOR EXECUTIVE STOCK OPTION GRANTS

From time to time, shareholder proposals attempt to link performance-based options to an industry or peer group index rather than the market as a whole. Generally, we support the concept of linking pay to the company's stock performance. However, we typically do not support shareholder requests to link stock option grants to the performance of a specific peer group or an industry index, but prefer that compensation committees retain the flexibility to propose an appropriate index.

OTHER EXECUTIVE PAY RESTRICTIONS OR FREEZES

We decide these issues based on whether they are in the interests of shareholders. Such proposals include: terminating the company's option or restricted stock programs; freezing executive pay during periods of large layoffs; establishing a maximum ratio between the highest paid executive and lowest paid employee; and linking executive pay to social criteria.

EXPENSING OF STOCK OPTIONS ON THE COMPANY'S FINANCIAL STATEMENTS

We generally support shareholder proposals to expense stock options. While we acknowledge that there currently is no uniform methodology for expensing options, we believe that such expensing is appropriate. Among other things, we believe that expensing presents a more accurate picture of the company's financial results, and that companies will be more conservative when granting options if the awards are an expense item.

EXECUTIVE SEVERANCE AGREEMENTS ("GOLDEN PARACHUTES")

Generally, we support proposals that require shareholder approval of executive severance agreements, largely because of the trend toward excessive severance benefits (known as "golden parachutes"). If an executive leaves for reasons related to poor performance, allowing a generous "parting gift" seems contrary to good corporate governance.

                           OTHER SHAREHOLDER PROPOSALS

SOCIAL ISSUES

When evaluating social proposals relating to issues such as human rights, labor and employment, the environment, and smoking and tobacco, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company's shareholders, the specific circumstances at each individual company, and the current policies and practices of the company.

                                NON-U.S. ISSUERS

We vote non-U.S. proxies whenever practicable, and considering the benefits of voting against the costs. While the procedures for non-U.S. proxies are similar to those of U.S. proxies, we utilize an expedited review process for these proxies. This is because we typically receive proxies from non-U.S. companies just prior to the meeting, although progress has been made in increasing the amount of time given to consider and cast a vote. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy voting period. We may choose, due to liquidity issues, not to subject shares to such restrictions and thus may not vote some shares.

Votes are based on predetermined guidelines for each country and type of proposal. Also, an analyst is consulted whenever the issue is not a standard one. Proxy summaries are prepared and circulated to the proxy committees if there is sufficient time and information available. We make a special effort to prepare summaries for proxies that contain controversial issues. In voting non-U.S. proxies, we take into consideration differences in practice, regulations and the laws of the various countries. We generally will abstain from voting when there is not sufficient information to allow an informed decision.

                       STATEMENT OF ADDITIONAL INFORMATION

                               JOHN HANCOCK TRUST
                   (formerly, Manufacturers Investment Trust)
                                  (the "Trust")

      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectuses dated January 19, 2005, which may be obtained from the Trust, 601 Congress Street, Boston, Massachusetts, 02210. The Annual Report dated December 31, 2003 and the Semi-Annual Report dated June 30, 2004 for Manufacturers Investment Trust is incorporated by reference into the Statement of Additional Information. The Annual Report and Semi-Annual Report are available upon request and without charge by calling
(800) 344-1029.

    The date of this Statement of Additional Information is January 19, 2005

                                TABLE OF CONTENTS

INVESTMENT POLICIES
   Global Allocation Trust
   Money Market Instruments
   U.S. Government and Government Agency Obligations
   Canadian and Provincial Government and Crown Agency Obligations Certificates of Deposit and Bankers' Acceptances
   Commercial Paper
   Corporate Obligations
   Repurchase Agreements
   Foreign Repurchase Agreements
   Other Instruments
   Warrants
   Reverse Repurchase Agreements
   Mortgage Securities
   Asset-Backed Securities
   Zero Coupon Securities, Deferred Interest Bond and Pay-in-Kind Bonds
   Loans and Other Direct Debt Instruments
   High Yield (High Risk) Domestic Corporate Debt Securities
   Brady Bonds
   Sovereign Debt Obligations
   Indexed Securities
   Hybrid Instruments
   ADRs, EDRs and GDRs
   Variable and Floating Rate Obligations
   Exchange Traded Funds
   Additional Investment Policies
   Lending Securities
   When-Issued Securities ("Forward Commitments")
   Mortgage Dollar Rolls
   Illiquid Securities
   Short Sales
   Investment In Other Investment Companies
   Loan Participations and Assignments
RISK FACTORS
 High Yield (High Risk) Securities
 Foreign Securities
HEDGING AND OTHER STRATEGIC TRANSACTIONS
 General Characteristics of Options
 General Characteristics of Futures Contracts and Options on Futures Contracts Stock Index Futures
 Options on Securities Indices and Other Financial Indices
 Yield Curve Options
 Currency Transactions
 Combined Transactions
 Swaps, Caps, Floors and Collars
 Eurodollar Instruments
 Risk Factors
 Risks of Hedging and Other Strategic Transactions Outside the United States Use of Segregated and Other Special Accounts
 Other Limitations
INVESTMENT RESTRICTIONS
 Fundamental
 Nonfundamental
 Additional Investment Restrictions
PORTFOLIO TURNOVER

MANAGEMENT OF THE TRUST
   Duties and Compensation of Trustees
   Trustee Ownership of Trust Portfolios
INVESTMENT MANAGEMENT ARRANGEMENTS
   The Advisory Agreement
   The Subadvisory Agreements
   Information Applicable to Both the Advisory Agreement and the Subadvisory Agreements
DISTRIBUTOR;  RULE 12B-1 PLANS
PORTFOLIO BROKERAGE
PURCHASE AND REDEMPTION OF SHARES
DETERMINATION OF NET ASSET VALUE
PROCEDURES REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS
PERFORMANCE DATA
SHAREHOLDERS OF THE TRUST
HISTORY OF THE TRUST
ORGANIZATION OF THE TRUST
ADDITIONAL INFORMATION CONCERNING TAXES
REPORTS TO SHAREHOLDERS
INDEPENDENT ACCOUNTANTS
CUSTODIAN
CODE OF ETHICS
APPENDIX I - Debt Security Ratings
APPENDIX II Standard & Poor's Corporation Disclaimers
APPENDIX III - Proxy Voting Policies
   Manufacturers Investment Trust (applicable to all Portfolios)
   Allegiance Capital, Inc.
      Applicable to High Grade Bond Trust
   A I M Capital Management, Inc.
      Applicable to All Cap Growth Trust, Aggressive Growth Trust, Mid Cap Core Trust
   American Century Investment Management, Inc.
      Applicable to Small Company Trust
   Capital Guardian Trust Company
      Applicable to Small Company Blend Trust, U.S. Large Cap Trust, Income & Value Trust, Diversified Bond
      Trust, Overseas Equity Trust and Managed Trust
   Citigroup Asset Management (Salomon Brothers Asset Management Inc)
      Applicable to U.S. Government Securities Trust, Strategic Bond Trust, Special Value Trust and High Yield Trust
   Davis Advisers
      Applicable to Financial Services Trust and Fundamental Value Trust Declaration Management & Research LLC
      Applicable to Active Bond Trust, Short-Term Bond Trust, Bond
      Index Trust A, Bond Index Trust B
   Deutsche Asset Management, Inc.
      Applicable to Real Estate Securities Trust, International Stock Trust and Dynamic Growth Trust
   Fidelity Management & Research Company
      Applicable to Strategic Opportunities Trust, Large Cap Growth Trust, Overseas Trust
   Franklin Advisers, Inc.
      Applicable to Emerging Small Company Trust
   Great Companies, L.L.C.
      Applicable to Great Companies - America Trust
   Independence Investment LLC
      Applicable to Growth & Income Trust II and Managed Trust
   Jennison Associates LLC
      Applicable to Capital Appreciation Trust
   John Hancock Advisers, LLC
      Applicable to Strategic Income Trust
   Kayne Anderson Rudnick Investment Management, LLC
      Applicable to Small-Mid Cap Trust
   Lazard Asset Management
      Applicable to Global Equity Select Trust and International Equity Select Trust
   Legg Mason Funds Management, Inc.
      Applicable to Core Equity Trust

Lord, Abbett & Co.
   Applicable to Mid Cap Value Trust and All Cap Value Trust
Massachusetts Financial Services Company
   Applicable to Strategic Growth Trust, Strategic Value Trust, Utilities Trust Mercury Advisors (Fund Asset Management, L.P.)
   Applicable to Large Cap Value Trust
MFC Global Investment Management (U.S.A.) Limited
   Applicable to Pacific Rim Trust, Quantitative Equity Trust, Quantitative
   Mid Cap Trust, Quantitative All Cap Trust, Emerging Growth Trust, Money Market Trust A, Money Market Trust B, Balanced Trust, the Index Trusts and the Lifestyle Trusts
Morgan Stanley Investment Management (Van Kampen)
   Value Trust
Munder Capital Management
   Applicable to Small Cap Opportunities Trust
Navellier Management Inc.
   Applicable to Small-Mid Cap Growth Trust
Pacific Investment Management Company
   Applicable to Global Bond Trust, Total Return Trust, Real Return Bond Trust Pzena Investment Management, LLC
   Applicable to Classic Value Trust
Rorer Asset Management, LLC
   Applicable to Core Value Trust
Roxbury Capital Management, LLC
   Applicable to Select Growth Trust
SSgA Funds Management, Inc.
   Applicable to International Equity Index Trust A, International Equity Index Trust B
Sustainable Growth Advisers, LP
   Applicable to U.S. Global Leaders Growth Trust
T. Rowe Price Associates, Inc.
   Applicable to Science & Technology Trust, Small Company Value Trust, Health Sciences Trust, Blue Chip
   Growth Trust, Equity-Income Trust, Mid Value Trust
Templeton Investment Counsel, Inc.
   International Value Trust, International Small Cap Trust
UBS Global Asset Management
   Global Allocation Trust
Wellington Management Company, LLP
   Growth & Income Trust, Investment Quality Bond Trust, Mid Cap Stock Trust and Natural Resources Trust, Small Cap Value Trust, Small Cap Emerging Growth Trust,

                               INVESTMENT POLICIES

                             GLOBAL ALLOCATION TRUST

      The following supplements the disclosure regarding the Global Allocation Trust in the Prospectus of the Trust.

            As set forth in the Prospectus, under normal market conditions, the Global Allocation Trust expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Global Allocation Trust generally expects to allocate its assets among the various asset classes. The Global Allocation Trust may exceed these Strategy Ranges and may modify them in the future.

   ASSET CLASS STRATEGY RANGES                      PERCENTAGE
U.S. Equities                                       10% to 70%
Global (ex U.S.) Equities                            0% to 52%
Emerging Market Equities                             0% to 13%
U.S. Fixed Income                                    0% to 51%
Global (ex U.S.) Fixed Income                        0% to 39%
High Yield Fixed Income                              0% to 13%
Emerging Market Debt                                 0% to 12%
Cash Equivalents                                     0% to 50%

      The following discussion supplements "Investment Objectives and Policies" set forth in the Prospectus of the Trust.

MONEY MARKET INSTRUMENTS

      The Money Market Trust invests in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other portfolios in accordance with their investment policies. In addition, certain portfolios may purchase money market instruments (and other securities as noted under each portfolio description) for temporary defensive purposes, except that the U.S. Government Securities Trust may not invest in Canadian and Provincial Government and Crown Agency Obligations.

      1. U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

            U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

            GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.

            U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

      -     Student Loan Marketing Association,

      -     Federal Home Loan Banks,

      -     Federal Intermediate Credit Banks and

      -     the Federal National Mortgage Association.

            U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

   Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

      No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

      2. CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

            Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

            Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

      -     Export Development Corporation,

      -     Farm Credit Corporation,

      -     Federal Business Development Bank, and

      -     Canada Post Corporation.

      In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

            Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

            Provincial Crown Agency Obligations. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

      -     provincial railway corporation,

      -     provincial hydroelectric or power commission or authority,

      -     provincial municipal financing corporation or agency, and

      -     provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Trust will be payable in U.S. dollars.

      3. CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

            Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

            Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

      All portfolios of the Trust may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

      4. COMMERCIAL PAPER

      Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

            Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

      A portfolio will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a portfolio's net asset value is determined. The net asset value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

      5. CORPORATE OBLIGATIONS

      Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

      6. REPURCHASE AGREEMENTS

      Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

      Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

      The Subadvisers, on behalf of the portfolios they advise, shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the Subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

      -     Federal Reserve System member bank,

      - primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or

      - broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Subadvisers will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

      The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

      7. FOREIGN REPURCHASE AGREEMENTS

      Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a portfolio may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the portfolio may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the portfolio is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

      The following discussion provides an explanation of some of the other instruments in which certain portfolios (as indicated) may invest.

1. WARRANTS

Subject to certain restrictions, each of the portfolios except the Money Market Trust and the Lifestyle Trusts may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

2. REVERSE REPURCHASE AGREEMENTS

Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share. Each portfolio will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

      3. MORTGAGE SECURITIES

            Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

      In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

            Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

      - one-year, three-year and five-year constant maturity Treasury Bill rates,

      -     three-month or six-month Treasury Bill rates,

      -     11th District Federal Home Loan Bank Cost of Funds,

      -     National Median Cost of Funds, or

      - one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

      During periods of increasing rates, a portfolio will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a portfolio would likely decrease. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

            Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

      -     mortgage bankers,

      -     commercial banks,

      -     investment banks,

      -     savings and loan associations, and

      -     special purpose subsidiaries of the foregoing.

      Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association
(GNMA) or Federal Home Loan Mortgage Corporation (FHLMC), such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio which invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

            Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMO's also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

            CMOs purchased by the portfolios may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

            STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

            Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolios invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See " Other Investment Policies. - Illiquid Securities".

      Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

      As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, will contribute to a portfolio's relatively stable net asset value.

      In addition to the stripped mortgage securities described above, each of the Strategic Bond, High Yield Trust and Value Trust may invest in similar securities such as Super principal only and Levered interest only which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks associated with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

      Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

            Inverse Floaters. Each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies
- Illiquid Securities".

      Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

      Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities."

      4. ASSET-BACKED SECURITIES

      The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

      Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a portfolio's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's (in the case of the Strategic Bond Trust BBB or better by S&P or Baa or better by Moody's) or that the Subadviser believes are of comparable quality.

      As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

            Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

      -     liquidity protection, and

      -     default protection

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      Some examples of credit support include:

      - "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class),

      - creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and

      - "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

      The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

      The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

      5. ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND BONDS

      Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

      Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

            Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

            Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

      6. LOANS AND OTHER DIRECT DEBT INSTRUMENTS

      Each portfolio may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a portfolio supply additional cash to a borrower on demand.

      7. HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

      High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The portfolios may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

      The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

      8. BRADY BONDS

      Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the portfolios may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

      - the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds),

      - bonds issued at a discount from face value (generally known as discount bonds),

      -     bonds bearing an interest rate which increases over time, and

      - bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

      Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

      The portfolios may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

      Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

      9. SOVEREIGN DEBT OBLIGATIONS

      Each portfolio may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

      10. INDEXED SECURITIES

      Each portfolio may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

      Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

      11. HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

            Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

      - prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or

      - an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

      Hybrid Instruments may take a variety of forms, including, but not limited to:

      - debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time,

      - preferred stock with dividend rates determined by reference to the value of a currency, or

      - convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

      One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

      The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the portfolio may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See " Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

            Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor.

            Lack of US Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

      The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a portfolio.

      12. ADRS, EDRS AND GDRS

Securities of foreign issuers may include American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs," respectively). Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

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Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      13. VARIABLE AND FLOATING RATE OBLIGATIONS

Certain of the portfolios may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bill or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      14. EXCHANGE TRADED FUNDS

Certain of the Trust portfolios may invest in exchange traded funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICES

      The following provides a more detailed explanation of some of the investment policies of the portfolios.

1. LENDING SECURITIES

Each portfolio may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such portfolio's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

The Trust anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

2. WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

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Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its records liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.

3. MORTGAGE DOLLAR ROLLS

Each portfolio of the Trust (except the Money Market Trust and the Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction or for which the portfolio maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the mortgage dollar roll transaction as described above.

4. ILLIQUID SECURITIES

Each of the portfolios, except the Money Market Trust, may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Trust may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a portfolio may be forced to sell them at a discount from the last offer price.

Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitations on illiquid securities. The Subadvisers decide, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Trust's investment restriction. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent that Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.

Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight.

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

      5. SHORT SALES

Certain of the portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

Certain of the portfolios may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the portfolio replaces a borrowed security, the portfolio will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.

      6. INVESTMENT IN OTHER INVESTMENT COMPANIES

Certain of the portfolios may invest in shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded over-the-counter or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a portfolio can invest in securities of other investment companies is limited by federal securities laws.

      7. LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain of the portfolios may invest in loan participation or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a portfolio generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a portfolio purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a portfolio could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a portfolio could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The portfolios anticipate that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

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

                                  RISK FACTORS

HIGH YIELD (HIGH RISK) SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

GENERAL. Certain of the portfolios may invest in high yield (high risk) securities. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

Interest Rate Risk. To the extent a portfolio invests primarily in fixed-income securities, the net asset value of the portfolio's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income portfolio generally rise. Conversely, when interest rates rise, the value of a fixed-income portfolio will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the portfolios from obtaining accurate market quotations to value securities and calculate net asset value. If a portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that portfolio's investments. Therefore the Trustees may have to use a greater degree of judgment in making such valuations.

Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. Each portfolio may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.

NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose portfolios to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

      -     the obligor's balance of payments, including export performance,

      -     the obligor's access to international credits and investments,

      -     fluctuations in interest rates, and

      -     the extent of the obligor's foreign reserves.

Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the portfolio holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

      - reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and

      -     obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which the portfolios may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

      - extremely poor prospects of ever attaining any real investment standing,

      -     current identifiable vulnerability to default,

      - unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,

      - are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or

      -     are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a portfolio with a commensurate effect on the value of the portfolio's shares.

FOREIGN SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in foreign securities in the Prospectus.

Different Accounting and Reporting Requirements. There may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements. These requirements are generally less extensive than the requirements in the U.S.

Liquidity. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.

Less Government Regulation. Foreign exchanges, broker-dealers and issuers frequently have less governmental regulation than comparable entities in the United States. In addition, brokerage costs for foreign issuers may be higher than those for U.S. issuers.

Political Instability; Nationalization. Investments in foreign companies may be subject to the possibility of :

      -     nationalization of the foreign company,

      -     withholding of dividends at the source,

      -     expropriation or confiscatory taxation,

      -     currency blockage,

      -     political or economic instability, and/or

      - diplomatic developments that could adversely affect the value of those investments.

Clearance and Settlement Procedures. Foreign markets, especially emerging markets, may have different clearance and settlement procedures. In certain emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned on these assets. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in value of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser.

Enforcement of Judgment in the Case of Default. In the event of a default on any foreign obligation, it may be difficult for the investing portfolios to obtain or to enforce a judgment against the foreign issuer.

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

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The following discussion supplements "Hedging and Other Strategic Transactions" set forth in the Prospectus of the Trust.

      As described in the Prospectus, an individual portfolio may be authorized to use a variety of investment strategies. Strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolios (such investment strategies and transactions are referred to as "Hedging and Other Strategic Transactions"). These strategies may also be used to gain exposure to a particular securities market. The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolios.

      A detailed discussion of Hedging and Other Strategic Transactions follows. No portfolio that is authorized to use any of these investment strategies will be obligated to pursue any of the strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and U.S. Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price.

         If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

            Risk of Selling Put Options. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

      Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A portfolio's purchase of a call option on an underlying instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

            Partial Hedge or Income to the Portfolio. If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio's income. Similarly, the sale of put options can also provide portfolio gains.

            Covering of Options. All call options sold by a portfolio must be "covered" (that is, the portfolio must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

            Risk of Selling Call Options. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

      Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

      -     insufficient trading interest in certain options,

      -     restrictions on transactions imposed by an exchange,

      - trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,

      -     interruption of the normal operations of the OCC or an exchange,

      - inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or

      - a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a portfolio and the amount of the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      Types of Options That May Be Purchased. If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

      Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

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GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

      - as a hedge against anticipated interest rate, currency or market changes,

      -     for duration management,

      -     for risk management purposes,

      -     to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      Use Will Be Consistent with Applicable Regulatory Requirements. A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

      Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

      Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      Value of Futures Contracts Sold by a Portfolio. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities.

STOCK INDEX FUTURES

      Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

Uses of Index Futures. Below are some examples of how Index Futures may be used:

      - In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

      - A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available.

      - Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio.

      - A portfolio may also invest in Index Futures in order to hedge its equity positions.

Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes including gaining exposure to a particular securities market. None of the portfolios will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

      If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

      Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

      Certain of the portfolios may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contract to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, a portfolio may purchase or write such options for hedging purposes. For example, a portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a portfolio will be "covered." A call (or put) option is covered if the portfolio holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the portfolio's net liability under the two options. Therefore, a portfolio's liability for such a covered option is generally limited to the difference between the amount of the portfolio's liability under the option written by the portfolio less the value of the option held by the portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

      If and to the extent authorized to do so, a portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

      -     forward currency contracts,

      -     exchange-listed currency futures contracts and options thereon,

      -     exchange-listed and OTC options on currencies, and

      -     currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

      A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another. A portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the portfolio that are denominated, exposed to or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

      Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

      Cross Hedging. A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

      Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.

      Risk of Currency Transactions. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

      To the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a portfolio will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio's objective.

SWAPS, CAPS, FLOORS AND COLLARS

      Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are (a) interest rate, currency and index swaps and
(b) the purchase or sale of related caps, floors and collars and other derivatives. A portfolio will enter into these transactions primarily:

      - to preserve a return or spread on a particular investment or portion of its portfolio,

      -     to protect against currency fluctuations,

      - to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date, or

      -     as a duration management technique.

A portfolio will use these transactions primarily for hedging purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay.

      Swaps are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the portfolio than if the portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

      For purposes of applying each portfolio's investment policies and restrictions, swap agreements are generally valued by the portfolio at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restriction may differ from the manner in which those investment are valued by other types of investors.

      Interest Rate Swaps. Interest rate swaps involve the exchange by a portfolio with another party of respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

      Currency Swaps. A currency swap is an agreement to exchange cash flows on a stated amount based on changes in the values of the reference indices.

      Caps. The purchase of a cap entitles the purchaser to receive payments on a stated principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate.

      Floors. The purchase of a floor entitles the purchaser to receive payments on a stated principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount.

      Interest Rate Floors. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a stated principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount.

      Collar. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      1940 Act Considerations. A portfolio will usually enter into interest rate swaps on a net basis. A net basis means that the two payment streams are netted out in a cash settlement on the payment date(s) specified in the instrument, with the portfolio receiving (or paying, if applicable) only the net amount of the two payments. Obligations under swap agreements covered with sufficient segregated assets will not be construed to be "senior securities" for purposes of the portfolio's investment restriction concerning senior securities.

      Counterparties to these Transactions. A portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by the Subadviser. If a counterparty defaults, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

      Liquidity. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are generally less liquid than swaps.

      The liquidity of swap agreements will be determined by a Subadviser based on various factors, including:

      -     the frequency of trades and quotations,

      -     the number of dealers and prospective purchasers in the marketplace,

      -     dealer undertakings to make a market,

      - the nature of the security (including any demand or tender features), and

      - the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

      Each portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

      To the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

      Hedging and Other Strategic Transactions have special risks associated with them, including:

      -     possible default by the counterparty to the transaction,

      - markets for the securities used in these transactions could be illiquid,

      - to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the portfolio.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

      Options and Futures Transactions

      Options transactions are subject to the following additional risks:

      - Option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a portfolio to hold a security it might otherwise sell (in the case of a call option).

      - Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

      - The degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position.

      - Futures markets could become illiquid. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Although a portfolio's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

      Currency Hedging. In additional to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

      - Currency hedging can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

      - Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the portfolio losses could be greater than if the proxy hedging were not used.

      - Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

      Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

      When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

      - foreign governmental actions affecting foreign securities, currencies or other instruments,

      - less stringent regulation of these transactions in many countries as compared to the United States,

      - the lack of have clearing mechanisms and related guarantees in some countries for these transactions,

      - more limited availability of data on which to make trading decisions than in the United States,

      - delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,

      - the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and

      -     lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

      Use of extensive Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

      In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

      Call Options. A call option on securities written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis.

      Put Options. A put option on securities written by a portfolio will require the portfolio to segregate cash or liquid high grade debt obligations equal to the exercise price.

      OTC Options. OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of cash or liquid high grade debt obligations equal to its obligations under the options. OTC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      Currency Contracts. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate cash or liquid high grade debt obligations equal to the amount of the portfolio's obligations.

      Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

      Swaps. A portfolio will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or liquid high grade debt obligations having an aggregate value at least equal to this net amount.

      Caps. Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the portfolio. In addition, if it holds a futures contracts or forward contract, a portfolio could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

      No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor).

      For purposes of this limitation, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

                             INVESTMENT RESTRICTIONS
 (applicable to the portfolios covered this Statement of Additional Information)

      There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

      When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

      Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (15) are nonfundamental.

FUNDAMENTAL

      The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Trust, Real Estate Securities Trust, Utilities Trust, the Natural Resources Trust, and the Lifestyle Trusts. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust and Money Market Trust B.)

      The Natural Resources Trust will concentrate its assets in securities of issuers in natural resource-related companies worldwide.

      For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Core Equity Trust, U.S. Global Leaders Growth Trust, Utilities Trust, Health Sciences Trust, Global Bond Trust, the Dynamic Growth Trust, Real Estate Securities, Natural Resources Trust, Real Return Bond Trust, Great Companies - America and the Lifestyle Trusts are not subject to these restrictions.

(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the 1933 Act in selling portfolio securities.

(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust and Money Market Trust B may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each portfolio other than the Money Market Trust and Money Market Trust B may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust, Money Market Trust B and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

Unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust and the Money Market Trust B may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Investment Restriction (10) is amended as follows for the Capital Appreciation and Strategic Value Trusts: the portfolio may not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

(11) Write or purchase options on securities, financial indices or currencies, except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12)  Purchase securities for the purpose of exercising control or management.

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

            (a)   a merger, consolidation or reorganization,

            (b) the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust,* or

            (c) the purchase of shares of the T. Rowe Price Reserve Investment Fund, a T. Rowe Price Associates, Inc. money market fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment Fund).**

      For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust, provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio, except in an amount of not more than 10%* of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.

*331/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology Trusts, Small Company Blend, U.S. Large Cap Value, Total Return, International Value, Mid Cap Stock Trusts, Telecommunications, Health Sciences, Mid Cap Growth, Mid Cap Opportunities, Financial Services, All Cap Value, Quantitative Mid Cap, Strategic Growth, Capital Opportunities, Utilities, Mid Cap Value, Fundamental Value, Small-Mid Cap Growth, Small-Mid Cap, International Equity Select, Select Growth, Global Equity Select, Core Value, High Grade Bond, Natural Resources, Real Return Bond, Mid Cap Core, Large Cap Value, Quantitative All Cap, Emerging Growth, Special Value, Small Cap Opportunities Great Companies - America, Small Company Trust, Core Equity Trust, Classic Value Trust, Quantitative Value Trust, U.S. Global Leaders Growth Trust, Strategic Income Trust, Money Market Trust B, 500 Index Trust B, International Index Trust A, International Index Trust B; Bond Index Trust A, Bond Index Trust B, Growth & Income Trust II, Mid Value Trust, Small Cap Value Trust, Small Cap Emerging Growth Trust, Overseas Equity Trust, Active Bond Trust, Short-Term Bond Trust and Managed Trust.

15% in the case of the International Small Cap, Growth and Balanced Trusts; 50% in the case of the Value Trust.

      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust and Money Market Trust B where the percentage limitation of restriction (9) must be met at all times. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisers assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a portfolio's investment portfolio, resulting from market fluctuations or other changes in a portfolio's total assets will not require a portfolio to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the portfolio. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INVESTMENT RESTRICTIONS

      Money Market Trust; Money Market Trust B

      In addition to the above policies, the Money Market Trust and the Money Market Trust B is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust and the Money Market Trust B will, among other things, not purchase the securities of any issuer if it would cause:

      - more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

      - more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or

      - more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

OVERSEAS, STRATEGIC OPPORTUNITIES, AND LARGE CAP GROWTH TRUSTS:

In addition to the above policies, the Overseas, Strategic Opportunities, and Large Cap Growth Trusts will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

LARGE CAP GROWTH TRUST

For purposes of normally investing at least 80% of the portfolio's assets in securities of companies with large market capitalizations, FMR intends to measure the capitalization range of the Russell 1000 Index and the Standard & Poor's 500 (SM) (S&P 500(R)) no less frequently than once a month.

Investment Restrictions That Only May be Changed Upon 60 Days Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the following policies are subject to change only upon 60 days' prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, are not subject to this 60 day notice requirement.

GROWTH & INCOME TRUST II
SUBADVISERS: MFC Global Investment Management (U.S.A.) Limited
              Independence Investment LLC

Not subject to 80% rule.

MID VALUE TRUST
SUBADVISER: T. Rowe Price Associates, Inc.

Not subject to 80% rule.

SMALL CAP VALUE TRUST
SUBADVISER: Wellington Management Company, LLP

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.

SMALL CAP EMERGING GROWTH TRUST
SUBADVISER: Wellington Management Company, LLP

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.

OVERSEAS EQUITY TRUST
SUBADVISER: Capital Guardian Trust Company

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities.

ACTIVE BOND TRUST
SUBADVISER: Declaration Management & Research LLC
            John Hancock Advisors, LLC

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities (i.e., "bonds").

SHORT-TERM BOND TRUST

SUBADVISER: Declaration Management & Research LLC

            The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities (i.e., "bonds").

MANAGED TRUST
SUBADVISER: : Capital Guardian Trust Company
              Independence Investment LLC
              Declaration Management & Research LLC

Not subject to 80% rule.

STRATEGIC INCOME TRUST
SUBADVISER: John Hancock Advisers, LLC

Not subject to 80% rule.

U.S. GLOBAL LEADERS GROWTH TRUST
SUBADVISER: Sustainable Growth Advisers, L.P. ("SGA")

Not subject to 80% rule.

CLASSIC VALUE TRUST
SUBADVISER: Pzena Investment Management, LLC

Not subject to 80% rule.

QUANTITATIVE VALUE TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

Not subject to 80% rule.

SMALL COMPANY TRUST
SUBADVISER: American Century Investment Management, Inc. ("American Century")

American Century seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in stocks of small companies.

CORE EQUITY TRUST
SUBADVISER: Legg Mason Funds Management, Inc. ("Legg Mason")

Legg Mason seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities.

GREAT COMPANIES - AMERICA
SUBADVISER: Great Companies, L.L.C.

Not subject to 80% rule.

NATURAL RESOURCES TRUST
SUBADVISER: Wellington Management Company, LLP ("Wellington")

      Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in natural resource-related companies.

REAL RETURN BOND TRUST
SUBADVISER: Pacific Management Investment Company ("PIMCO")

The portfolio will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in bonds (either through cash market purchases, forward commitments, or derivative instruments) of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.)

MID CAP CORE TRUST
SUBADVISER: A I M Capital Management, Inc. ("AIM")

The portfolio will normally invest at least 80% of its assets (plus any borrowings for investment purposes) in of mid-cap companies.

LARGE CAP VALUE TRUST
SUBADVISER: Mecury Advisers

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in large cap companies.

QUANTITATIVE ALL CAP TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) LLC ("MFC Global ")

Not subject to 80% rule.

EMERGING GROWTH TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) LLC ("MFC Global ")

Not subject to 80% rule.

SPECIAL VALUE TRUST
SUBADVISER: Salomon Brothers Asset Management Inc ("SaBAM ")

Not subject to 80% rule.

SMALL CAP OPPORTUNITIES TRUST
SUBADVISER: Munder Capital Management ("Munder")

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.

PACIFIC RIM TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Pacific Rim Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital.

SCIENCE & TECHNOLOGY TRUST
SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

INTERNATIONAL SMALL CAP TRUST
SUBADVISER: Templeton Investment Counsel, Inc. ("Templeton")

The International Small Cap Trust invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ("small company securities")."

HEALTH SCIENCES TRUST
SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively terms "health sciences").

AGGRESSIVE GROWTH TRUST
SUBADVISER: A I M Capital Management, Inc. ("AIM")

Not subject to the 80% rule.

EMERGING SMALL COMPANY TRUST
SUBADVISER: Franklin Advisers, Inc. ("Franklin")

Under normal market conditions, the Emerging Small Company Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index ("small cap stocks") at the time of purchase.

SMALL COMPANY BLEND TRUST
SUBADVISER: Capital Guardian Trust Company ("CGTC")

The Small Company Blend Trust invests at least 80% its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

DYNAMIC GROWTH TRUST
SUBADVISER: Deutsche Asset Management, Inc. ("DeAM")

Not subject to the 80% rule.

MID CAP STOCK TRUST
Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies with significant capital appreciation potential.

ALL CAP GROWTH TRUST
Subadviser: A I M Capital Management, Inc. ("AIM")

Not subject to the 80% rule.

FINANCIAL SERVICES TRUST
Subadviser: Davis Advisors ("Davis")

During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services.

OVERSEAS TRUST
Subadviser: Fidelity Management & Research Company ("FMR")

The portfolio normally invests at least 80% of the portfolio's assets in non-U.S. securities (primarily common stocks).

INTERNATIONAL STOCK TRUST
Subadviser: Deutsche Asset Management Investment Services Ltd. ("DeAMIS") Under normal market conditions, the International Stock Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks.

INTERNATIONAL VALUE TRUST
Subadviser: Templeton Investment Counsel, Inc. ("Templeton")

Not subject to 80% rule.

CAPITAL APPRECIATION TRUST
Subadviser: Jennison Associates LLC ("Jennison").

Not subject to 80% rule.

STRATEGIC OPPORTUNITIES TRUST
Subadviser: Fidelity Management & Research Company ("FMR")

Not subject to 80% rule.

QUANTITATIVE MID CAP TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

GLOBAL TRUST
Subadviser: Templeton Global Advisors Limited

Not subject to 80% rule.

STRATEGIC GROWTH TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

ALL CAP CORE TRUST
Subadviser: Deutsche Asset Management, Inc.. ("DeAM")

Not subject to 80% rule.

LARGE CAP GROWTH TRUST
Subadviser: Fidelity Management & Research Company ("FMR")

FMR normally invests at least 80% the portfolio's assets in securities (primarily common stocks) of companies with large market capitalizations.

ALL CAP VALUE TRUST
Subadviser: Lord Abbett & Co. ("Lord Abbett")

Not subject to 80% rule.

CAPITAL OPPORTUNITIES TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

QUANTITATIVE EQUITY TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

MFC seeks to attain this objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

BLUE CHIP GROWTH TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its total assets in the common stocks of large and medium-size blue chip growth companies.

UTILITIES TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

REAL ESTATE SECURITIES TRUST
Subadviser: Deutsche Asset Management, Inc. ("DeAM")

The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in securities of real estate companies.

SMALL COMPANY VALUE TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

MID CAP VALUE TRUST
Subadviser: Lord Abbett & Co. ("Lord Abbett")

Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

VALUE TRUST
Subadviser: Morgan Stanley Investment Management, Inc. doing business as "Van Kampen"

Not subject to 80% rule.

EQUITY INDEX TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust)
Subadviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM")

            Not subject to 80% rule.

FUNDAMENTAL VALUE TRUST
Subadviser: Davis Advisors ("Davis")

Not subject to 80% rule.

GROWTH & INCOME TRUST
Subadviser: Wellington Management Company, LLP ("Wellington Management")

Not subject to 80% rule.

U.S. LARGE CAP TRUST
Subadviser: Capital Guardian Trust Company ("CGTC"),

The portfolio invests at least 80% of the portfolio's net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase.

EQUITY-INCOME TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Not subject to 80% rule.

INCOME & VALUE TRUST
Subadviser: Capital Guardian Trust Company ("CGTC")

Not subject to 80% rule.

BALANCED TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC"),

Not subject to 80% rule.

HIGH YIELD TRUST
Subadviser: Salomon Brothers Asset Management Inc. ("SBAM")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities, including corporate bonds and other fixed income securities (such as preferred stocks and convertible securities) which have the following ratings (or, if unrated, are considered to be of equivalent quality):

                            Corporate Bonds, Preferred Stocks and Convertible
  Rating Agency                                Securities
-----------------------------------------------------------------------------
     Moody's                                  Ba through C
Standard & Poor's                             BB through D

STRATEGIC BOND TRUST
Subadviser: Salomon Brothers Asset Management Inc. ("SaBAM")

SaBAM seeks to achieve this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities .

GLOBAL BOND TRUST
Subadviser: Pacific Investment Management Company LLC ("PIMCO")

PIMCO seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

TOTAL RETURN TRUST
Subadviser: Pacific Investment Management Company LLC ("PIMCO"),

Not subject to 80% rule.

INVESTMENT QUALITY BOND TRUST
Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade bonds.

DIVERSIFIED BOND TRUST
Subadviser: Capital Guardian Trust Company ("CGTC"),

CGTC seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

U.S. GOVERNMENT SECURITIES TRUST
Subadviser: Salomon Brothers Asset Management Inc ("SaBAM")

SaBAM seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities.

MONEY MARKET TRUST
MONEY MARKET TRUST B
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

THE INDEX TRUSTS
MFC Global Investment Management (U.S.A.) Limited ("MFC")

SMALL CAP INDEX  TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Small Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MFC believes as a group will behave in a manner similar to the index.

INTERNATIONAL INDEX TRUST A
INTERNATIONAL INDEX TRUST B
SSgA Funds Management, Inc. ("SSgA")

The International Index Trust A and International Index Trust B invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Morgan Stanley Capital International All Country World Excluding U.S. Index (the "MSCI ACW ex-US Index") and (b) securities (which may or may not be included in the MSCI ACW ex-US Index) that MFC believes as a group will behave in a manner similar to the index.

MID CAP INDEX TRUST
MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Mid Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MFC believes as a group will behave in a manner similar to the index.

TOTAL STOCK MARKET INDEX TRUST
MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Total Stock Market Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Wilshire 5000 Index and (b) securities (which may or may not be included in the Wilshire 5000 Index) that MFC believes as a group will behave in a manner similar to the index.

500 INDEX TRUST
500 INDEX TRUST B

MFC Global Investment Management (U.S.A.) Limited ("MFC")

The 500 Index Trust and the 500 Index Trust B invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and
(b) securities (which may or may not be included in the S&P 500 Index) that MFC believes as a group will behave in a manner similar to the index.

BOND INDEX TRUST A
BOND INDEX TRUST B
Declaration Management & Research LLC

The Bond Index Trust A and the Bond Index Trust B invest, under normal market conditions, at least 80% of its assets in bonds.

LIFESTYLE TRUSTS
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

SMALL-MID CAP GROWTH TRUST
Subadviser: Small-Mid Cap Growth Trust

The portfolio will invest, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in securities of small to mid capitalization sized companies, currently defined as companies with $2 billion to $10 billion in market capitalization at the time of purchase by the portfolio.

SMALL-MID CAP TRUST
Subadviser: Small-Mid Cap Trust

Kayne Anderson Rudnick pursues this investment objective by investing, under normal market conditions, at least 80% of the portfolio's assets (plus any borrowings for investment purposes) in small and mid cap companies. (Small and mid cap companies are companies whose market cap does not exceed the market cap of the largest company included in the Russell 2500 Index at the time of purchase by the portfolio.)

INTERNATIONAL EQUITY SELECT TRUST
Subadviser: Lazard Asset Management

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities.

SELECT GROWTH TRUST
Subadviser: Roxbury Capital Management, LLC

Not subject to the 80% rule.

GLOBAL EQUITY SELECT TRUST
Subadviser: Lazard Asset Management

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolios net assets (plus any borrowings for investment purposes) in equity securities.

CORE VALUE TRUST
Subadviser: Rorer Asset Management, LLC

Not subject to the 80% rule.

HIGH GRADE BOND TRUST
Subadvisre: High Grade Bond Trust

Allegiance seeks to attain the portfolio's investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade, fixed income securities of varying maturities.

                               PORTFOLIO TURNOVER

      The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 2003, and 2002 were as follows:

PORTFOLIO                                                                      2003               2002
------------------------------------------------------------------------------------------------------
Science & Technology Trust                                                      56% +              59%
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)                57%                28%
Health Sciences Trust                                                           44%                55%
Emerging Growth Trust                                                          183%               N/A
Aggressive Growth Trust                                                         71%               104%
Emerging Small Company Trust                                                    51%                35%
Small Company Blend Trust                                                       37%                48%
Dynamic Growth Trust                                                           133% +             165%
Mid Cap Stock Trust                                                            132%               128%
Natural Resources Trust                                                         23%               N/A
All Cap Growth Trust                                                            58%                80%
Strategic Opportunities Trust                                                  185%               229%
Financial Services Trust                                                        25%                34%
International Stock Trust                                                      159%                78%
Overseas Trust                                                                 103%                81%
International Small Cap Trust                                                  140%               501%
International Value Trust                                                       51%                26%
Quantitative Mid Cap Trust                                                     107%               273%
Mid Cap Core Trust                                                              22%               N/A
Global Trust (formerly, Global Equity Trust)                                   149%                92%
Strategic Growth Trust                                                          77%                91%
Capital Appreciation Trust                                                      71%                67%
Quantitative All Cap Trust                                                      96%               N/A
All Cap Core Trust                                                             183%               153%
Large Cap Growth Trust                                                          62%                92%
Quantitative Equity Trust                                                      126%               152%
Blue Chip Growth Trust                                                          35%                39%
U.S. Large Cap Trust                                                            34%                42%
Strategic Value Trust                                                           62%               109%
Large Cap Value Trust                                                          105%               N/A
Utilities Trust                                                                131%                89%
Real Estate Securities Trust                                                    30%                74%
Small Cap Opportunities Trust                                                   17%               N/A
Small Company Value Trust                                                       14%                19%
Special Value Trust                                                             26%               N/A
Mid Cap Value Trust                                                             34%                24%
Value Trust                                                                    186%                52%
All Cap Value Trust                                                             52%                31%
Equity Index Trust                                                               2%                 4%
Fundamental Value Trust                                                         12%                19%

Growth & Income Trust                            39%                40%
Great Companies - America                         5%               N/A
Equity-Income Trust                              15%                18%
Income & Value Trust                             91%                61%
Balanced Trust                                  128%               153%
Global Allocation Trust                         147%                18%
High Yield Trust                                 75%                53%
Strategic Bond Trust                             80%                86%
Global Bond Trust                               338%               439%
Diversified Bond Trust                          193%                83%
Investment Quality Bond Trust                    59%                46%
Total Return Trust                              285%               381%
Real Return Bond Trust                          574%               N/A
U.S. Government Securities Trust                 97%                19%
Money Market Trust                              N/A                N/A
Small Cap Index Trust                            36%                57%
International Index Trust                        13%                 7%
Mid Cap Index Trust                               8%                20%
Total Stock Market Index Trust                    6%                 4%
500 Index Trust                                   1%                 6%
Lifestyle Aggressive 1000 Trust                  53%                90%
Lifestyle Growth 820 Trust                       55%               117%
Lifestyle Balanced 640 Trust                     55%               114%
Lifestyle Moderate 460 Trust                     46%               113%
Lifestyle Conservative 280 Trust                 40%                69%
Small-Mid Cap Growth Trust                      183%               226%
Small-Mid Cap Trust                              18%                 6%
International Equity Select Trust                 9%                 5%
Select Growth Trust                              67%                49%
Global Equity Select Trust                       24%                18%
Core Value Trust                                 44%                51%
High Grade Bond Trust                           661%               290%

+ The portfolio turnover rate does not include the assets acquired in the merger.

Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee and officer oversees all Trust portfolios.

                             DISINTERESTED TRUSTEES

                                    POSITION WITH                       PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                 THE TRUST                        DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------
Don B. Allen                        Trustee             Former Senior Lecturer, William E. Simon Graduate
601 Congress Street                 (since 1985)        School of Business Administration, University of
Boston, MA  02210                                       Rochester (Retired 2000).
Age: 76

Charles L. Bardelis                 Trustee             President and Executive Officer, Island Commuter
601 Congress Street                 (since 1988)        Corp. (Marine Transport).
Boston, MA  02210
Age: 63

James. M. Oates                     Trustee             Managing Director, Wydown Group, (since 1994);
601 Congress Street,                (since 2004)        Chairman, Emerson Investment Management, Inc. (since
Boston, MA  02210-2801                                  2000); Chairman, Hudson Castle Group, Inc. (formerly
Age: 58                                                 IBEX Capital Markets, Inc.) (since 1997)

                                                        Director of the following publicly traded companies:
                                                        Investors Bank & Trust Corporation, Director (since
                                                        1995); Stifel Financial, Director (since 1996).

                                                        Director of the following registered investment
                                                        company: Phoenix Mutual Funds, Director (since 1988).

F. David Rolwing                    Trustee             Former Chairman, President and CEO, Montgomery Mutual
601 Congress  Street                (since 1997*)       Insurance Company, 1991 to 1999. (Retired 1999).
Boston, MA  02210
Age: 70

*Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

          TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

                                    Position with                         Principal Occupation
Name, Address and Age                 the Trust                          During Past Five Years
-------------------------------------------------------------------------------------------------------------
John D. DesPrez III#                Trustee             President and Chief Executive Officer, John Hancock
                                                        Financial Services, Inc.; Chairman and President, The
601 Congress Street                 (since 2000)        Manufacturers Life Insurance Company (U.S.A.),
Boston, MA  02210                                       Executive Vice President, U.S. Operations, Manulife
Age: 48                                                 Financial

John D. Richardson#*                Chairman of         Retired; Former Senior Executive Vice President, Office
                                    the Board           of the President, Manulife Financial, February 2000 to
601 Congress Street                 of Trustees         March 2002 (Retired, March, 2002);
Boston, MA  02210

Age: 67                             (since 1997)*       Executive Vice President and General Manager, U.S.
                                                        Operations, Manulife Financial, January 1995 to
                                                        January 2000.

                                                        Director of BNS Split Corp, a publicly traded company
                                                        listed on the Toronto Stock Exchange.

---------------------
*Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

James D. Gallagher*                 President               Executive Vice President, The Manufacturers Life
                                    (since 2001)            Insurance Company (U.S.A.), January 1996 to present;
200 Clarendon Street
Boston, MA  02116                                           President, The Manufacturers Life Insurance Company of
Age: 50                                                     New York, August 1999 to present;

                                                            Vice President, Secretary and General Counsel, The
                                                            Manufacturers Life Insurance Company of North America,
                                                            June 1994 to date.

Marc Costantini*                    Treasurer               .Senior Vice President and Chief Financial Officer,
                                                            Wealth Management, The Manufacturers Life Insurance
601 Congress Street                 (since 2004)            Company (U.S.A.), January 2004 to present.
Boston, MA  02210
                                                            General Manager, Managed Accounts, The Manufacturers
Age: 35                                                     Life Insurance Company (U.S.A.) and other positions at
                                                            Manulife Financial, prior to January 2004.

Andrew Corselli                     Secretary               Vice President and Senior Counsel, U.S. Operations Law
200 Clarendon Street                (since 2002)            Department, Manulife Financial, March 2001 to present. The
Boston, MA  02116                                           Prudential Insurance Company of America, Assistant General
Age: 58                                                     Counsel & Chief of Litigation, June 1988 to June, 2000

Gordon Shone                        Vice President and      Senior Vice President, The Manufacturers Life Insurance Company
601 Congress Street                 Chief Financial         (U.S.A.), January 2001 to present.  Vice President, The
Boston, MA  02210                   Officer                 Manufacturers Life Insurance Company (U.S.A.), August 1998 to
Age: 48                             (Since 2003)            December 2000.

---------------------
#Trustee who is an "interested person," as defined in the 1940 Act, due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

*Affiliated with the investment adviser.

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

DUTIES AND COMPENSATION OF TRUSTEES

      The Trust is organized as a Massachusetts business trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.

      The Board of Trustees met seven times during the Trust's fiscal year ended December 31, 2004. The Board also has a standing Audit Committee composed of all of the disinterested Trustees. The Audit Committee met two times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the disinterested Trustees. The Nominating Committee met twice during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in the Trust. Nominations should be forward to the attention of the Secretary of the Trust at 601 Congress Street, Boston, MA 02210.

      The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $67,000, a fee of $11,400 for each quarterly meeting of the Trustees that they attend in person and a fee of $5,700 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                              COMPENSATION TABLE**

                                      AGGREGATE COMPENSATION FROM         TOTAL COMPENSATION FROM TRUST
                                     TRUST FOR FISCAL  YEAR ENDED         COMPLEX FOR FISCAL YEAR ENDED
NAMES OF PERSON, POSITION                  DECEMBER 31, 2004*                   DECEMBER 31, 2004*#
-------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Don B. Allen, Trustee                            $115,250                              $115,250
Charles L. Bardelis, Trustee                     $115,250                              $115,250
James M. Oates, Trustee***                       $ 11,400                              $ 11,400
F. David Rolwing, Trustee                        $115,250                              $115,250

TRUSTEES AFFILIATED WITH THE
INVESTMENT ADVISER

John D. DesPrez, Trustee                         $      0                              $      0
John D. Richardson, Trustee                      $      0                              $      0

*Compensation received for services as Trustee.

#Trust Complex includes all portfolios of the Trust.

**The Trust does not have a pension or retirement plan for any of its Trustees or officers.

***Mr. Oates began serving as a Trustee effective December 3, 2004.

                      TRUSTEE OWNERSHIP OF TRUST PORTFOLIOS

      The table below lists the amount of securities of each Trust portfolio beneficially owned by each Trustee as of December 31, 2004. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0

B - $1 up to and including $10,000

C - $10,001 up to and including $50,000

D - $50,001 up to and including $100,000

E - $100,001 or more

                                                                                                        TRUSTEES AFFILIATED WITH
                                                    INDEPENDENT TRUSTEES*                                THE INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
                                       Don B.      Charles L.    James M.       F. David                John D.          John D.
         Trust Portfolio               Allen       Bardelis       Oates          Rolwing              Richardson      DesPrez, III
----------------------------------------------------------------------------------------------------------------------------------
Science and Technology Trust              B            A             A             A                       A                A
Pacific Rim Trust (formerly,              A            A             A             A                       A                A
Pacific Rim Emerging Markets
Trust)
Health Sciences Trust                     A            A             A             A                       A                A
Emerging Growth Trust                     A            A             A             A                       A                A
Aggressive Growth Trust                   A            A             A             A                       A                A
Emerging Small Company Trust              A            A             A             C                       A                A
Small Company Blend Trust                 C            A             A             A                       A                A
Dynamic Growth                            B            A             A             A                       A                A
Mid Cap Stock Trust                       A            A             A             A                       A                A
Natural Resources Trust                   A            C             A             A                       A                A
All Cap Growth Trust                      B            A             A             A                       A                A
Strategic Opportunities Trust             B            A             A             A                       A                A
Financial Services Trust                  A            A             A             A                       A                A
International Stock Trust                 A            A             A             C                       A                A
Overseas Trust                            A            A             A             A                       A                A
International Small Cap Trust             B            A             A             A                       A                A
International Value Trust                 A            A             A             A                       A                A
Quantitative Mid Cap Trust                A            A             A             C                       A                A
Mid Cap Core Trust                        A            A             A             A                       A                A
Global Trust (formerly, Global            A            A             A             A                       A                A
Equity Trust)
Strategic Growth Trust                    A            A             A             A                       A                A
Capital Appreciation Trust                A            A             A             A                       A                A
Quantitative All Cap Trust                A            A             A             A                       A                A
All Cap Core Trust (formerly              A            A             A             A                       A                A
Growth Trust)
Large Cap Growth Trust                    A            A             A             A                       A                A
Quantitative Equity Trust                 A            A             A             A                       A                A
Blue Chip Equity Trust                    A            A             A             A                       A                A
U.S. Large Cap Trust                      B            A             A             C                       A                A
Strategic Value Trust                     A            A             A             A                       A                A
U.S. Large Cap Value Trust                A            A             A             A                       A                A

                                       Don B.      Charles L.    James M.       F. David                John D.         John D.
      Trust Portfolio                  Allen        Bardelis      Oates         Rolwing               Richardson      DesPrez, III
----------------------------------------------------------------------------------------------------------------------------------
Utilities Trust                           A            A             A             A                      A                 A
Real Estate Securities Trust              A            A             A             C                      A                 A
Small Cap Opportunities Trust             A            A             A             A                      A                 A
Small Company Value Trust                 C            A             A             A                      A                 A
Special Value Trust                       A            A             A             A                      A                 A
Mid Cap Value Trust                       A            A             A             A                      A                 A
Value Trust                               C            A             A             A                      A                 A
All Cap Value Trust                       A            A             A             A                      A                 A
Equity Index Trust                        A            A             A             A                      A                 A
Fundamental Value Trust                   A            C             A             A                      A                 A
Growth & Income Trust                     C            A             A             A                      A                 A
Great Companies - America Trust           A            A             A             A                      A                 A
Quantitative Value Trust                  A            A             A             A                      A                 A
Equity-Income Trust                       A            A             A             A                      A                 A
Income & Value Trust                      A            A             A             A                      A                 A
Balanced Trust                            A            A             A             A                      A                 A
Global Allocation Trust                   A            A             A             A                      A                 A
High Yield Trust                          A            A             A             A                      A                 A
Strategic Bond Trust                      A            A             A             A                      A                 A
Global Bond Trust                         A            A             A             A                      A                 A
Diversified Bond Trust                    A            A             A             A                      A                 A
Investment Quality Bond Trust             A            A             A             A                      A                 A
Total Return Trust                        A            A             A             A                      A                 A
Real Return Bond Trust                    A            A             A             A                      A                 A
U.S. Government Securities Trust          A            A             A             A                      A                 A
Money Market Trust                        A            A             A             A                      A                 A
Small Cap Index Trust                     A            A             A             A                      A                 A
International Index Trust                 A            A             A             A                      A                 A
Mid Cap Index Trust                       A            A             A             A                      A                 A
Total Stock Market Index Trust            A            A             A             A                      A                 A
500 Index Trust                           A            A             A             A                      A                 E

                                       Don B.      Charles L.    James M.       F. David                John D.         John D.
        Trust Portfolio                Allen        Bardelis      Oates         Rolwing               Richardson      DesPrez, III
----------------------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000 Trust          A             D            E              A                       A               A
Lifestyle Growth 820 Trust               A             D            A              A                       A               A
Lifestyle Balanced 640 Trust             A             A            A              A                       A               A
Lifestyle Moderate 460 Trust             A             B            A              A                       A               A
Lifestyle Conservative 280 Trust         A             A            A              A                       A               A
Small-Mid Cap Growth Trust               A             A            A              A                       A               A
Small-Mid Cap Trust                      A             A            A              A                       A               A
International Equity Select Trust        A             A            A              A                       A               A
Select Growth Trust                      A             A            A              A                       A               A
Global Equity Select Trust               A             A            A              A                       A               A
Core Value Trust                         A             A            A              A                       A               A
High Grade Bond Trust                    A             A            A              A                       A               A
American Growth Trust                    A             A            A              A                       A               A
American International Trust             A             A            A              A                       A               A
American Blue Chip Income and            A             A            A              A                       A               A
Growth Trust
American Growth-Income Trust             A             A            A              A                       A               A
ALL TRUST PORTFOLIOS                     E             E            E              D                       A               E

                       INVESTMENT MANAGEMENT ARRANGEMENTS

      The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust." Copies of the Advisory and Subadvisory Agreements discussed below have been filed with and are available from the SEC.

      Information Regarding the Adviser. Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The ultimate parent of MSS is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. MSS is registered as an investment adviser under the Investment Advisers Act of 1940.

Approval of the Advisory Agreement and Subadvisory Agreements.

      The Advisory Agreement was initially approved by the Trustees on March 26, 1999 and by the shareholders on April 27, 1999. Each Subadvisory Agreement (except those described below under "The Subadvisory Agreements") were initially approved by the Trustees on September 28, 1995, and by the shareholders of the portfolios on December 5, 1995. These subadvisory agreement approvals occurred in connection with the change of control of MSS as a result of the merger of North American Life Assurance Company, the then ultimate controlling parent of MSS, with Manulife Financial on January 1, 1996.

      Appointment of Fred Alger Management, Inc. and Founders Asset Management, Inc.

      On December 15, 1995, the Trustees appointed the following new subadvisers:

- Fred Alger Management, Inc. ("Alger") pursuant to a new subadvisory agreement (the "Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust, and

- Founders Asset Management, Inc. ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap Trust.

Both such Subadvisory Agreements to provide for the management of the Small/Mid Cap Trust and the International Small Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to these agreements or interested persons of any party to such agreements on December 15, 1995. Both such Subadvisory Agreements were approved by the sole shareholder of the Small/Mid Cap Trust and International Small Cap Trust on March 1, 1996.

      October 1, 1996 Subadviser Resignations

      Effective October 1, 1996, the following subadvisers resigned their positions as subadviser to the stated portfolios:

- Oechsle International Advisors, LLC ("Oechsle International") as subadviser to the Global Trust,

-     Wellington Management Company, LLP as subadviser to the Money Market
      Trust,

- Goldman Sachs Asset Management as subadviser to the Equity-Income Trust (formerly, the Value Equity Trust), and

- Roger Engemann Management Co., Inc. as subadviser to the Blue Chip Growth Trust (formerly, the Pasadena Growth Trust).

            On September 27, 1996, the Trustees then appointed the following new subadvisers:

- Founders Asset Management, Inc.("Founders") pursuant to a new subadvisory agreement ("Founders Subadvisory Agreement") to manage the Balanced and Worldwide Growth Trusts,

- Morgan Stanley Asset Management Inc. ("MSAM") pursuant to a new subadvisory agreement ("MSAM Subadvisory Agreement") to manage the Global Trust,

- T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and

- Manufacturers Adviser Corporation ("MFC") pursuant to a new subadvisory agreement ("MFC Subadvisory Agreement") to manage the Money Market Trust as well as the Pacific Rim, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts.

All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

            New Subadvisers for New Portfolios

            On September 27, 1996, the Trustees also appointed the following new subadvisers:

- T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to manage the Science and Technology Trust,

- Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new subadvisory agreement ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts,

- Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to a new subadvisory agreement ("Warburg Subadvisory Agreement") to manage the Emerging Small Company Trust (formerly, the Emerging Growth Trust),

- T. Rowe Price International, Inc., formerly, known as Rowe Price-Fleming International, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price International Subadvisory Agreement") to manage the International Stock Trust, and

- Pilgrim Baxter & Associates, Ltd. ("PBA") pursuant to a new subadvisory agreement ("PBA Subadvisory Agreement") to manage the Pilgrim Baxter Growth Trust.

Such Subadvisory Agreements and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 and by the sole shareholder of each portfolio on January 1, 1997.

      Appointment of MFC to Manage the Lifestyle Portfolios

      On December 13, 1996, the Trustees appointed MFC pursuant to the amended MFC Subadvisory Agreement to also manage each of the Lifestyle portfolios. The amended MFC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MFC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts on January 1, 1997.

      Appointment of Rosenberg Institutional Equity Management to Manage the Small Company Value Trust

      On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to a new subadvisory agreement (the "Rosenberg Subadvisory Agreement"). The Rosenberg Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997. The Rosenberg Subadvisory Agreement was approved by the sole shareholder of the Small Company Value Trust on September 30, 1997.

      Change of Control of Salomon Brothers Asset Management Inc

On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SaBAM") pursuant to a new subadvisory agreement ("SaBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts effective upon the change of control of SaBAM with Travelers becoming the ultimate parent company of SaBAM. This change of control occurred on November 28, 1997. In addition, on November 17, 1997 the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SaBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SaBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SaBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SaBAM Limited had previously provided certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

      Change of Control of Founders Asset Management, Inc.

      On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts, effective upon the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. Founders Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.

      Change of Control of Oechsle International Advisors, L.P.

      On June 29, 1998, the Trustees appointed Oechsle International Advisors, LLC ("Oechsle LLC") pursuant to a new subadvisory agreement (the "Oechsle LLC Subadvisory Agreement") to manage the Global Government Bond Trust. The Oechsle LLC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 29, 1998, effective upon the reorganized and recapitalized Oechsle International Advisors, L.P. which occurred on October 8, 1998. Oechsle International Advisors, L.P. previously managed the Global Government Bond Trust pursuant to a Subadvisory Agreement dated January 1, 1996.

      Change of Control of Rosenberg Institutional Equity Management

On December 17, 1998, the Trustees appointed AXA Rosenberg Investment Management LLC ("AXA Rosenberg") pursuant to a new subadvisory agreement ("AXA Rosenberg Subadvisory Agreement") to manage the Small Company Value Trust. The AXA Rosenberg Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 17, 1998, effective upon the succession of the business and affairs of Rosenberg Institutional Equity Management to AXA Rosenberg Investment Management LLC, which occurred on January 1, 1999. Rosenberg Institutional Equity Management previously managed the Small Company Value Trust pursuant to a Subadvisory Agreement dated October 1, 1997.

      Resignation/Termination of Certain Subadvisers Effective May 1, 1999

      Effective May 1, 1999, the following subadvisers have resigned from managing the portfolios indicated:

Fidelity Management Trust Company        Conservative Asset Allocation Trust
Fidelity Management Trust Company        Moderate Asset Allocation Trust
Founders Asset Management LLC            Growth Trust
Founders Asset Management LLC            Worldwide Growth Trust
J.P. Morgan Investment Management, Inc.  International Growth and Income Trust
Manufacturers Adviser Corporation        Capital Growth Bond Trust
Oechsle International Advisors, LLC      Global Government Bond Trust
Pilgrim Baxter & Associates, Ltd.        Pilgrim Baxter Growth Trust
Warburg Pincus Asset Management, Inc.    Emerging Small Company Trust

      Effective May 1, 1999, the subadvisory agreement with Fred Alger Management, Inc. relating to the Small/Mid Cap Trust (now the Mid Cap Growth Trust) was terminated.

      New Subadvisers to Manage Certain Portfolios Effective May 1, 1999

      On March 26, 1999, the Trustees made the following appointments:

- A I M Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Mid Cap Growth Trust (formerly, the Small/Mid Cap Trust),
      Aggressive Growth Trust (formerly, the Pilgrim Baxter Growth Trust)

- Capital Guardian Trust Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Small Company Blend Trust
         U.S. Large Cap Value Trust
         Income & Value Trust (formerly the Moderate Asset Allocation Trust) Diversified Bond Trust (formerly the Conservative Asset Allocation Trust)

- Fidelity Management Trust Company was appointed, pursuant to a new subadvisory agreement, to manage the Overseas Trust and the Large Cap Growth Trust. On April 30, 2001, Fidelity Management & Research Company
      (FMR) assumed responsibility for management of these Trusts and the Strategic Opportunities Trust from Fidelity Management Trust Company.

- Franklin Advisers, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the Emerging Small Company Trust.

- Pacific Investment Management Company (PIMCO) was appointed, pursuant to a new subadvisory agreement, to manage:

         Global Bond Trust (formerly, the Global Government Bond Trust) Total Return Trust

- State Street Global Advisors was appointed, pursuant to a new subadvisory agreement, to manage the Growth Trust.

- Templeton Investment Counsel, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the International Value Trust.

- Wellington Management Company, LLP was appointed, pursuant to a new subadvisory agreement, to manage the Mid Cap Stock Trust.

Such Subadvisory Agreements to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on March 26, 1999 and by the sole shareholder of each portfolio on May 1, 1999.

      Appointment of SSgA as Subadviser Consultant for the Lifestyle Trusts Effective May 1, 2000

      On December 16, 1999, the Trustees appointed SSgA pursuant to a new subadvisory consulting agreement ("SSgA Subadvisory Consulting Agreement") between MFC and SSgA to provide MFC subadvisory consulting services in the management of the Lifestyle Trusts. The SSgA Subadvisory Consulting Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 16, 1999, effective May 1, 2000, subject to the approval of shareholders of the applicable Lifestyle Trust.

      Change of Control of Rowe Price-Fleming International, Inc.

On June 22, 2000, the Trustees appointed T. Rowe Price International, Inc. ("T. Rowe International") pursuant to a new subadvisory agreement ("T. Rowe International Subadvisory Agreement") to manage the International Stock Trust. The T. Rowe International Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 22, 2000, effective upon the purchase by T. Rowe Price of the 50% joint venture interest in Rowe Price-Fleming International, Inc. owned by Robert Fleming Holdings Limited, which occurred on August 8, 2000. Rowe Price-Fleming International, Inc. previously managed the International Stock Trust pursuant to a Subadvisory Agreement dated December 31, 1996.

      Appointment of Jennison Associates, LLC to Manage the Capital Appreciation Trust

      On September 28, 2000, the Trustees appointed Jennison Associates, LLC ("Jennison") to manage the Capital Appreciation Trust pursuant to a new subadvisory agreement (the "Jennison Subadvisory Agreement"). The Jennison Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Capital Appreciation Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 29, 2000. The Jennison Subadvisory Agreement was approved by the sole shareholder of the Capital Appreciation Trust on November 1, 2000.

      Resignation/Termination of Certain Subadvisers Effective April 30, 2001

      Effective April 30, 2001, the following subadvisers have resigned from managing the portfolios indicated:

AXA Rosenberg Investment Management LLC   Small Company Value Trust
Morgan Stanley Asset Management           Global Trust (formerly, the Global Equity Trust)
Manufacturers Adviser Corporation         Real Estate Securities Trust

      New Subadvisers to Manage Certain Portfolios Effective April 30, 2001

      On April 5 and 6, 2001, the Trustees made the following appointments:

- Cohen & Steers Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Real Estate Securities Trust

- Davis Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

      Financial Services Trust
      Fundamental Value Trust

- The Dreyfus Corporation was appointed, pursuant to a new subadvisory agreement, to manage:

      All Cap Value Trust

- INVESCO Funds Group, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Telecommunications Trust
      Mid Cap Growth Trust

- Lord, Abbett & Co. was appointed, pursuant to a new subadvisory agreement, to manage:

      Mid Cap Value Trust

- Manufacturers Adviser Corporation was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage Quantitative Mid Cap Trust. If approved by shareholders, MFC will also manage the Balanced Trust effective May 4, 2001.

- Massachusetts Financial Services Company was appointed, pursuant to a new subadvisory agreement, to manage:

      Strategic Growth Trust
      Capital Opportunities Trust
      Utilities Trust

- Putnam Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Mid Cap Opportunities Trust
      Global Trust (formerly ,the Global Equity Trust)

- T. Rowe Price Associates, Inc. was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage:

      Small Company Value Trust

      New Subadvisers to Manage Certain Portfolios Effective July 16, 2001

      On June 28-29, 2001, the Trustees made the following appointments:

- Allegiance Capital,Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      High Grade Bond Trust

- Kayne Anderson Rudnick Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Small-Mid Cap Trust

- Lazard Asset Management was appointed, pursuant to a new subadvisory agreement, to manage:

      International Equity Select Trust
      Global Equity Select Trust

- NavellierManagement, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Small-Mid Cap Growth Trust

- Rorer Asset Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Core Value Trust

- Roxbury Capital Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Select Growth Trust

      Subadviser Changes Effective November 25, 2002

      On September 27, 2002, the Board of Trustees of the Trust approved the following subadviser changes effective November 25, 2002:

Portfolio                              Current Subadviser               Proposed New Subadviser
----------------------------     ---------------------------------  -------------------------------
Real Estate Securities Trust     Cohen & Steers Management, Inc     Deutsche Asset Management, Inc.
Dynamic Growth Trust             Janus Capital Management LLC       Deutsche Asset Management, Inc.
Growth Trust                     SSgA Funds Management, Inc.        Deutsche Asset Management, Inc.
International Stock Trust        T. Rowe Price International, Inc.  Deutsche Asset Management
                                                                    Investment Services Ltd.

In addition, the Board also approved replacing SSgA Funds Management, Inc. as sub-subadviser to the Lifestyle Trusts with Deutsche Asset Management, Inc. effective November 25, 2002. MFC Global Fund Management (U.S.A.) Limited will continue as subadviser to the Lifestyle Trusts.

The Board also approved changing the name of the Growth Trust to All Cap Core Trust and changing the portfolios investment policies to investing in equity securities of all asset classes (small, mid and large cap) focusing primarily on those stocks within the Russell 3000 index.

      Changes Effective May 1, 2003

            Subadviser Changes

      On April 2, 2003, the Board of Trustees of the Trust approved the following subadviser changes effective May 1, 2003:

Portfolio                        Current Subadviser                 Proposed New Subadviser
-----------------------------    ------------------------------     --------------------------------------
High Yield Trust                 Miller Anderson                    Salomon Brothers Asset Management Inc.
All Cap Value Trust              The Dreyfus Corporation            Lord Abbett & Co.
International Small Cap Trust    Founders Asset Management LLC      Templeton Investment Counsel, Inc.

      Portfolio Mergers

      On April 2, 2003, the Trustees approved the following mergers effective May 5, 2003.

Telecommunications Trust to merge into the Science & Technology Trust Internet Trust to merge into the Science & Technology Trust
Mid Cap Growth Trust to merge into the Dynamic Growth Trust
Mid Cap Opportunities Trust to merge into the Dynamic Growth Trust.

      New Portfolios

      On April 2, 2003, the Trustees made the following appointments:

- Wellington Management Company, LLP. was appointed, pursuant to a new subadvisory agreement, to manage:

      Natural Resources Trust

- Pacific Investment Management Company was appointed, pursuant to a new subadvisory agreement, to manage:

      Real Return Bond Trust

- A I M Capital Management, Inc.. was appointed, pursuant to a new subadvisory agreement, to manage:

      Mid Cap Core Trust

- Mercury Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

      Large Cap Value Trust

- MFC Global Investment Management (U.S.A.) Limited was appointed, pursuant to a new subadvisory agreement, to manage:

      Quantitative All Cap Trust
      Emerging Growth Trust

- Salomon Brothers Asset Management Inc was appointed, pursuant to a new subadvisory agreement, to manage:

      Special Value Trust

- Munder Capital Management was appointed, pursuant to a new subadvisory agreement, to manage:

      Small Cap Opportunities Trust

      New Portfolios

      On June 26, 2003, the Trustees made the following appointment:

- Great Companies, L.L.C. was appointed, pursuant to a new subadvisory agreement, to manage:

      Great Companies - America Trust

      Portfolio Mergers

      On April 1, 2004, the Trustees approved the following mergers effective May 1, 2004.

      Global Quantitative Equity Trust into U.S. Large Cap Trust
      Balanced Trust into Income & Value Trust

      New Portfolios

      On April 2, 2004, the Trustees made the following appointments:

- American Century Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Small Company Trust

- Legg Mason Fund Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Core Equity Trust

- Pzena Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Classic Value Trust

- MFC Global Investment Management (U.S.A.) Limited was appointed, pursuant to a new subadvisory agreement, to manage:

      Quantitative Value Trust

      Sustainable Growth Advisers, LP was appointed, pursuant to a new subadvisory agreement, to manage:

      U.S. Global Leaders Growth Trust

- John Hancock Advisers, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Strategic Income Trust

THE ADVISORY AGREEMENT

      Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

      -     office space and all necessary office facilities and equipment, and

      - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

      The Adviser shall, at the Trust's expense, perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser shall also furnish to the Trust, at the Trust's expense, any personnel necessary for these functions.

      The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

      In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

            Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued and paid daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus.

      For the years ended December 31, 2003, 2002 and 2001 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $141,649,396, $124,983,859 and $158,493,009 allocated among the portfolios as follows:

PORTFOLIO                                                              2003              2002           2001
----------------------------------------------------------------------------------------------------------------
Science & Technology Trust                                         $  4,681,446      $  4,665,496   $  9,777,934
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)        429,130           416,583        569,417
Health Sciences Trust                                                 1,092,397           656,558        178,264(1)
Emerging Growth Trust                                                    25,370(2)            N/A            N/A
Aggressive Growth Trust                                               2,206,081         2,266,076      3,333,853
Emerging Small Company Trust                                          3,373,559         3,336,408      4,812,040
Small Company Blend Trust                                             1,426,321         1,494,287      1,310,363
Dynamic Growth Trust                                                  1,127,166           948,024      1,333,584
Mid Cap Stock Trust                                                   2,065,374         1,278,522      1,156,805
Natural Resources Trust                                                 689,622(2)            N/A            N/A
All Cap Growth Trust                                                  4,162,214         4,069,913      6,696,156
Strategic Opportunities Trust                                         3,670,593         5,384,080     10,518,817
Financial Services Trust                                                515,197           322,434         84,457(1)
International Stock Trust                                             2,614,274         2,300,890      2,820,263
Overseas Trust                                                        2,941,631         3,200,426      4,303,036
International Small Cap Trust                                         1,862,419         1,256,297      2,047,647
International Value Trust                                             2,527,140         2,139,146      1,754,852
Quantitative Mid Cap Trust                                              614,214           593,460        536,941(1)
Mid Cap Core Trust                                                      180,602(2)            N/A            N/A
Global Trust (formerly, Global Equity Trust)                          2,708,494         3,315,325      5,441,314
Strategic Growth Trust                                                1,488,580           829,861        341,869(1)
Capital Appreciation Trust                                            1,114,821           445,057        219,568
Quantitative All Cap Trust                                               15,620(2)            N/A            N/A
All Cap Core Trust (formerly, Growth Trust)                           1,746,290         2,742,752      4,516,825
Large Cap Growth Trust                                                3,321,396         3,423,377      4,373,161
Quantitative Equity Trust                                             1,507,407         2,089,973      3,549,317
Blue Chip Growth Trust                                                9,155,555         9,826,268     14,947,138
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)           3,463,143         3,733,512      3,973,517
Strategic Value Trust (formerly, Capital Opportunities Trust)           666,775           294,657        104,520(1)
Large Cap Value Trust                                                    35,746(2)            N/A            N/A
Utilities Trust                                                         298,813           164,770         75,125(1)
Real Estate Securities Trust                                          2,765,858         1,851,450      1,681,267
Small Cap Opportunities Trust                                           258,418(2)            N/A            N/A
Small Company Value Trust                                             3,737,802         2,957,847      1,568,527
Special Value Trust                                                      71,496(2)            N/A            N/A
Mid Cap Value Trust                                                   2,831,730         1,457,860        228,711(1)
Value Trust                                                           1,628,789         2,118,815      2,384,288
All Cap Value Trust                                                   1,175,734           263,705         77,758(1)
Equity Index Trust                                                      185,625           224,244        263,993
Fundamental Value Trust                                               3,165,632         1,374,382        330,440(1)
Growth & Income Trust                                                 8,314,092        10,344,977     19,161,761
Great Companies - America                                                 7,159(3)            N/A            N/A
Equity-Income Trust                                                   9,193,136         8,247,458      9,253,824
Income & Value Trust                                                  3,432,039         3,319,917      4,325,874

Balanced Trust                                                          826,923           878,703      1,380,116
Global Allocation Trust (formerly, Tactical Allocation Trust)           498,796           539,276        536,962
High Yield Trust                                                      3,904,182         2,233,481      2,225,724
Strategic Bond Trust                                                  3,254,319         2,094,467      2,434,979
Global Bond Trust                                                     1,481,608           822,503        835,163
Diversified Bond Trust                                                2,209,424         1,986,097      1,817,049
Investment Quality Bond Trust                                         2,581,493         2,261,282      2,299,238
Total Return Trust                                                    8,627,857         6,101,938      4,137,218
Real Return Bond Trust                                                  801,605(2)            N/A            N/A
U.S. Government Securities Trust                                      4,213,924         3,682,285      2,867,055
Money Market Trust                                                    5,235,724         5,570,401      6,098,304
Small Cap Index Trust                                                   402,004           226,496        217,964
International Index Trust                                               288,461           213,457        260,680
Mid Cap Index Trust                                                     489,790           333,250        228,135
Total Stock Market Index Trust                                          405,708           257,467        335,107
500 Index Trust                                                       3,290,414         2,771,998      3,685,814
Lifestyle Aggressive 1000 Trust                                         180,863           124,563        106,769
Lifestyle Growth 820 Trust                                              650,210           427,852        329,528
Lifestyle Balanced 640 Trust                                            747,831           461,188        334,001
Lifestyle Moderate 460 Trust                                            302,152           183,153        127,899
Lifestyle Conservative 280 Trust                                        220,906           140,649         91,970
Small-Mid Cap Growth Trust                                               17,676            17,743         12,025(4)
Small-Mid Cap Trust                                                   1,019,650            92,013         14,149(4)
International Equity Select Trust                                       719,514            73,387         13,671(4)
Select Growth Trust                                                      20,260            19,368         12,265(4)
Global Equity Select Trust                                               24,336            24,651         13,995(4)
Core Value Trust                                                         22,738            21,594         13,152(4)
High Grade Bond Trust                                                   716,128            69,790         10,851(4)

(1) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(2)   For the period May 5, 2003 (commencement of operations) to December 31,
      2003.

(3) For the period August 4, 2003 (commencement of operations) to December 31, 2003.

(4)   For the period July 16, 2001 (commencement of operations) to December 31,
      2001

THE SUBADVISORY AGREEMENTS

      Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the SaBAM Limited Consulting Agreement, the Deutsche Subadvisory Consulting Agreement and the FMR sub-subadvisory Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Board of Trustees and the Adviser. (In the case of the SaBAM Limited Consulting Agreement, the Deutsche Subadvisory Consulting Agreement and the FMR Sub-subadvisory Agreement), the activities of the Subadviser are also subject to the supervision of SaBAM, MFC Global Investment Management (U.S.A.) Limited. ("MFC Global (U.S.A.)") and FMR, respectively.) The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs. (In the case of the Deutsche Subadvisory Consulting Agreement for the Lifestyle Trusts, Deutsche does not purchase and sell securities but rather provides information and services to MFC Global (U.S.A.) to assist MFC Global (U.S.A.) in this process as noted below.) Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

      The information and services Deutsche provides to MFC Global (U.S.A.) pursuant to the Subadvisory Consulting Agreement for the Lifestyle Trusts are as follows:

a. Deutsche will provide MFC Global (U.S.A.) the following information and services as may be requested by MFC Global (U.S.A.) from time to time:

            - calculate the probability that the subadvisers to the nonLifestyle Trust portfolios outperform their performance benchmarks;

            - perform statistical performance analysis of historical manager returns for managers that MFC Global (U.S.A.) would like to include in its potential line up on a quarterly basis;

            - using Deutsche's proprietary optimization technology, Deutsche will seek to optimize Lifestyle Trust investments consistent with the performance objective specified by the Subadviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Lifestyle Trust, and any constraints that MFC Global (U.S.A.) may specify on allocations to nonLifestyle Portfolios) on a quarterly basis;

            - consult with MFC Global (U.S.A.) to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle Trusts provided that Deutsche is given information on the performance of these Lifestyle Trusts and the actual allocations implemented.

      Subadvisory Fees. As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. In respect of the two subadvisory consulting agreements, the subadvisory fees are paid by the Subadviser to the entity providing the consulting services as described below. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, in the case of certain portfolios, the fee is reduced with respect to such excess.

      SaBAM Limited Subadvisory Consulting Agreement. The Prospectus refers to a subadvisory consulting agreement between SaBAM and SaBAM Limited which is subject to certain conditions as set forth in the Prospectus. Under that agreement SaBAM Limited provides certain investment advisory services to SaBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust.

      Ownership of SaBAM Limited. SaBAM Limited is a wholly owned subsidiary of Salomon Brothers Europe Limited ("SBEL"). Salomon (International) Finance AG ("SIF") owns 100% of SBEL's Convertible Redeemable Preference Shares and 36.8% of SBEL's Ordinary Shares, while the remaining 63.2% of SBEL's Ordinary Shares are owned by Salomon Brothers Holding Company Inc. ("SBH"). SIF is wholly owned by SBH, which is, in turn, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.

      Fee Paid to SaBAM Limited. SaBAM pays SaBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee. The amount paid to SaBAM Limited is equal to the fee payable under SaBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SaBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio. The Trust does not incur any expenses in connection with SaBAM Limited's services other than the advisory fee.

      DeAM Subadvisory Consulting Agreement for the Lifestyle Trusts. The Prospectus refers to a subadvisory consulting agreement between MFC Global (U.S.A.) and DeAM for the provision of subadvisory consulting services to MFC Global (U.S.A.) in regards to the Lifestyle Trusts. A portion of the subadvisory fee paid to MFC Global (U.S.A.) by the Adviser is paid by MFC Global (U.S.A.) to DeAM. The Lifestyle Trusts do not incur any expenses in connection with DeAM's services other than the advisory fee.

      FMR Sub-Subadvisory Agreement for the Portfolios Managed by FMR. The Prospectus refers to a sub-subadvisory agreement between FMR and FMR Co., Inc.
(FMRC) for the provision of subadvisory consulting services to FMR in regards to the Trust portfolios managed by FMR. These portfolios do not incur any expenses in connection with FMRC's services other than the advisory fee.

Control of FMR's Investment Advisers. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward
C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment

Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Davis Administrative Service Agreement. The Adviser has entered into an Administrative Service Agreement with Davis Selected Advisers, L.P. ("Davis") pursuant to which Davis will pay the Adviser an administrative service fee of ..05% of the average net assets of the Fundamental Value Trust and the Financial Services Trust for administrative and investor support services provided by the Adviser to these Trust portfolios. For the year ended December 31, 2003, Davis paid the Adviser $239,747 under this agreement.

      Amount of Subadvisory Fees Paid. For the years ended December 31, 2003, 2002 and 2001, the Adviser paid aggregate subadvisory fees of $68,068,230, $59,433,478 and $61,895,879, respectively, allocated among the portfolios as follows:

PORTFOLIO                                                              2003              2002              2001
-------------------------------------------------------------------------------------------------------------------
Science & Technology Trust                                         $  2,949,737      $  2,936,062      $  5,138,967
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)        214,565           208,292           259,461
Health Sciences Trust                                                   689,935           414,668            97,235(1)
Emerging Growth Trust                                                    12,685(2)            N/A               N/A
Aggressive Growth Trust                                               1,297,695         1,332,986         1,666,926
Emerging Small Company Trust                                          2,061,619         2,038,916         2,540,882
Small Company Blend Trust                                               871,641           913,175           686,381
Dynamic Growth Trust                                                    663,039           557,661           716,792
Mid Cap Stock Trust                                                   1,124,866           700,917           544,005
Natural Resources Trust                                                 427,802(2)            N/A               N/A
All Cap Growth Trust                                                  2,334,274         2,279,553         3,131,934
Strategic Opportunities Trust                                         1,835,297         2,692,040         4,331,277
Financial Services Trust                                                294,227           181,369            40,006(1)
International Stock Trust                                             1,537,808         1,353,465         1,342,982
Overseas Trust                                                        1,838,519         2,000,266         2,264,756
International Small Cap Trust                                         1,163,891           793,451         1,132,002
International Value Trust                                             1,416,193         1,234,211           895,732
Quantitative Mid Cap Trust                                              283,483           273,905           201,353(1)
Mid Cap Core Trust                                                      103,021(2)            N/A               N/A
Global Trust (formerly, the Global Equity Trust)                      1,615,334         1,922,152         2,451,939
Strategic Growth Trust                                                  793,909           442,593           151,942(1)
Capital Appreciation Trust                                              594,571           237,364            97,586
Quantitative All Cap Trust                                                7,209(2)            N/A               N/A
All Cap Core Trust (formerly, Growth Trust)                             873,145         1,371,372         1,938,374
Large Cap Growth Trust                                                1,771,411         1,825,801         1,999,159
Quantitative Equity Trust                                               628,086           870,822         1,004,401
Blue Chip Growth Trust                                                4,702,778         5,038,134         6,228,855
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)           1,791,281         1,938,134         1,816,117
Strategic Value Trust (formerly, Capital Opportunities Trust)           355,613           157,151            46,453(1)
Large Cap Value Trust                                                    21,448(2)            N/A               N/A
Utilities Trust                                                         159,367            87,878            33,389(1)
Real Estate Securities Trust                                          1,152,441           823,858           599,225
Small Cap Opportunities Trust                                           157,922(2)            N/A               N/A
Small Company Value Trust                                             2,490,762         1,971,898           890,490
Special Value Trust                                                      43,692(2)            N/A               N/A
Mid Cap Value Trust                                                   1,556,923           816,720           108,337(1)
Value Trust                                                             744,667           960,279           845,679

All Cap Value Trust                                                     629,802           148,334            36,833(1)
Equity Index Trust                                                       74,250            89,698           105,597
Fundamental Value Trust                                               1,724,118           769,670           156,446(1)
Growth & Income Trust                                                 3,019,228         3,628,493         4,332,352
Great Companies - America                                                 3,818(3)            N/A               N/A
Equity-Income Trust                                                   4,721,559         4,248,480         3,951,530
Income & Value Trust                                                  1,829,324         1,773,934         1,871,824
Balanced Trust                                                          316,608           335,438           476,555
Global Allocation Trust (formerly, Tactical Allocation Trust)           266,025           287,614           238,650
High Yield Trust                                                      1,647,921           982,731           842,976
Strategic Bond Trust                                                  1,418,340(5)        921,566(6)        910,477(7)
Global Bond Trust                                                       617,337           342,709           377,884
Diversified Bond Trust                                                  920,593           868,637           730,683
Investment Quality Bond Trust                                           766,688           678,332           680,593
Total Return Trust                                                    3,594,941         2,542,474         1,409,587
Real Return Bond Trust                                                  334,002(2)            N/A               N/A
U.S. Government Securities Trust                                      1,325,317         1,207,174           806,281
Money Market Trust                                                      449,184           468,309           518,932
Small Cap Index Trust                                                    42,881            24,159            16,610
International Index Trust                                                50,481            37,355            33,178
Mid Cap Index Trust                                                      52,244            35,547            17,382
Total Stock Market Index Trust                                           43,275            27,463            25,532
500 Index Trust                                                         137,744           123,920           120,206
Lifestyle Aggressive 1000 Trust                                         180,863           140,649           106,769
Lifestyle Growth 820 Trust                                              650,210           183,153           329,528
Lifestyle Balanced 640 Trust                                            747,831           461,188           334,001
Lifestyle Moderate 460 Trust                                            302,152           427,852           127,899
Lifestyle Conservative 280 Trust                                        220,906           124,563            91,970
Small-Mid Cap Growth Trust                                                9,943             9,981             5,411(4)
Small-Mid Cap Trust                                                     643,990            58,113             7,718(4)
International Equity Select Trust                                       439,703            44,848             7,161(4)
Select Growth Trust                                                      11,396            10,894             5,810(4)
Global Equity Select Trust                                               14,872            15,064             7,331(4)
Core Value Trust                                                         12,790            12,147             5,919(4)
High Grade Bond Trust                                                   267,038            27,896             3,617(4)

(1) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(2)   For the period May 5, 2003 (commencement of operations) to December 31,
      2003.

(3) For the period August 4, 2003 (commencement of operations) to December 31, 2003.

(4)   For the period July 16, 2001 (commencement of operations) to December 31,
      2001

(5) Of this amount, $XXX was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(6) Of this amount, $71,581 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(7) Of this amount, $227,619 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

INFORMATION APPLICABLE TO BOTH THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENTS

      Expenses Paid by the Trust. Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include:

      - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

      - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

      -     brokers' commissions;

      - issue and transfer taxes on securities transactions to which the Trust is a party;

      -     taxes and fees payable by the Trust; and

      - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

      - costs for printing annual and semi-annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

      Term of the Advisory Agreement and Each Subadvisory Agreement. The Advisory Agreement and each Subadvisory Agreement will initially continue in effect as to a portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

      Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the Agreement or (b) all of the portfolios of the Trust.

      Failure of Shareholders to Approve Continuance of the Advisory Agreement or any Subadvisory Agreement. If the outstanding voting securities of any portfolio fail to approve any continuance of the Advisory Agreement or any Subadvisory Agreement, the party may continue to act as investment adviser or subadviser (as applicable) with respect to such portfolio pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different adviser, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than the amount it would have received under the Advisory Agreement in respect of such portfolio.

      Termination of the Agreements. The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the Subadvisory Agreements. The following parties may terminate the agreements:

      -     the Board of Trustees of the Trust;

      - a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, a majority of the outstanding voting securities of such portfolio;

      -     the Adviser,

      -     in the case of the Subadvisory Agreements, by the respective
            Subadviser.

The Agreements will automatically terminate in the event of their assignment.

      Amendments to the Agreements. The Advisory Agreement and the Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser.

      The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the amendment or (b) all the portfolios of the Trust.

      As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the SEC permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amendment a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

      Approval of Advisory and Subadvisory Agreements by the Board of Trustees. The Board of Trustees of the Trust, including at least a majority of the disinterested trustees, have approved the Advisory Agreement and each of the Subadvisory Agreements. In connection with the approval of each of these agreements, the Board considered numerous factors, including:

    (i) the nature, quality and scope of the services provided by the Adviser or the Subadviser;

   (ii) performance information regarding the portfolios advised by the Adviser or Subadviser;

   (iii)performance information regarding the portfolios advised by the Adviser or Subadviser relative to funds with similar objectives and policies;

   (iv) the cost and expected profitability to the Adviser of providing portfolio management services to the portfolios;

   (v) the proposed advisory fee and subadvisory fee (including breakpoints) for each portfolio in relation to the fees of other comparable portfolios.

      At each meeting approving the Advisory Agreement or any of the Subadvisory Agreements the Board was provided with an analysis of its fiduciary obligations and had the assistance of independent legal counsel.

                          DISTRIBUTOR; RULE 12B-1 PLANS

      The Board of Trustees of the Trust have approved Rule 12b-1 Plans (the "Plans") for Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares), Series III shares (also referred to as "Class R shares") and Series IIIA shares (Lifestyle Trusts only). The purpose of each Plan is to encourage the growth and retention of assets of each portfolio subject to a Plan. See "Lifestyle Trusts - Series IIIA" below for a discussion of Lifestyle Series IIIA shares.

      Series I shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .15% of Series I share average daily net assets. Series II shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .35% of Series II share average daily net assets. Series III shares of each portfolio (except the Equity Index Trust) are subject to a Rule 12b-1 fee of up to .50% of Series III share average daily net assets (.15% in the case of the Lifestyle Trusts).

      Except for the Additional Portfolios listed below, the Rule 12b-1 fee currently being charged is as follows:

Series I shares - .15% of the portfolio's Series I shares average daily net assets,

Series II shares - .35% of the portfolio's Series II average daily net assets,

Series III shares - .50% of the portfolio's Series III average daily net assets (.15% in the case of the Lifestyle Trusts).

      For each of the Additional Portfolios listed below, the Rule 12b-1 fee currently being charged is as follows:

Series I shares - .05% of the portfolio's Series I shares average daily net assets,

Series II shares - .25% of the portfolio's Series II average daily net assets,

Series III shares - .40% of the portfolio's Series III average daily net assets.

International Equity Index Trust A
Bond Index Trust A
Growth & Income Trust II
Mid Value Trust
Small Cap Value Trust
Small Cap Emerging Growth Trust
Overseas Equity Trust
Active Bond Trust
Short-Term Bond Trust
Managed Trust  (collectively, "Additional Portfolios")

Lifestyle Trust - Series IIIA shares. The Class IIIA shares are the same as the other classes of shares except for differences in class expenses, including Rule 12b-1 fees, and voting rights. Eligible investors for the Class IIIA shares are the same kinds of entities that are eligible investors for the Class III shares. The Trust intends to stop selling Class III shares to new eligible investors when it begins selling Class IIIA shares. The Trust will not sell Class IIIA shares before the Lifestyle Trusts begin investing solely in shares of the NAV class of underlying portfolios of the Trust. Series IIIA shares of each Lifestyle Trust are subject to a Rule 12b-1 fee of up to .65% of Series IIIA shares average daily net assets.

The Distributor enters into agreements with selling dealers to sell Series III shares of the Trust to qualified pension and profit-sharing plans pursuant to an integrated program of investment, record keeping, administrative and other plan services sponsored by the Distributor. The agreements also provide for the sale to plans of other funds participating in the program. The Distributor pays the selling dealer with respect to a plan as follows (or as the plan, the selling dealer and the Distributor may otherwise agree):

      A fee, payable weekly, equal to 1.00% of the first $5 million, 0.75% of the second $5 million, 0.50% of the third $5 million and 0.25% of the balance of the assets of the plan transferred or contributed to the program and invested in the Trust and other participating funds during the first year in which the plan participates in the program; and thereafter, a fee, payable monthly, at an rate equal to 0.25% annually of the net asset value of the share of the Trust and other participating funds held by the plan under the program.

      Rule 12b-1 fees are paid to the Trust's distributor and principal underwriter, Manulife Financial Services LLC (the "Distributor").

      To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

    - for any expenses relating to the distribution of the shares of the class,

    - for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

    - for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

Currently, each of Series I, Series II and Series III are paying a "service fees" of .15% of average daily net assets (.05% in the case of Series I shares of the Additional Portfolios described above). Series IIIA of each Lifestyle Trust will pay a "service fee" of .25% of average daily nets assets. The service fee is paid to the Trust's Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed TO provide with respect to the shares of the Trust the kinds of services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Rules of Fair Practice of the NASD.

      Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

      This Plan authorizes any payments in addition to fees described above made by a portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

      The Plans may not be amended to increase materially the amount to be spent by a portfolio without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect
(i) with respect to a portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. Each Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

      During the fiscal year ended December 31, 2003 the following amounts were paid pursuant to the Trust's Rule 12b-1 Plan:

                                 SERIES I SHARES

                                                                                                DISTRIBUTION
                                                                                                 PAYMENT TO
                                                                                                MANUFACTURERS
                                                                                                  FINANCIAL
                                                                               SERVICE FEE      SECURITIES LLC
PORTFOLIO                                                                       PAYMENTS      (THE DISTRIBUTOR)
---------                                                                       --------      -----------------
Science & Technology Trust                                                     $ 688,402             N/A
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)                  79,023             N/A
Health Sciences Trust                                                            122,225             N/A

Emerging Growth Trust                                                1,996          N/A
Aggressive Growth Trust                                            347,061          N/A
Emerging Small Company Trust                                       496,693          N/A
Small Company Blend Trust                                          186,006          N/A
Dynamic Growth Trust                                               160,981          N/A
Mid Cap Stock Trust                                                309,384          N/A
Natural Resources Trust                                             72,573          N/A
All Cap Growth Trust                                               706,034          N/A
Strategic Opportunities Trust                                      763,520          N/A
Financial Services Trust                                            63,339          N/A
International Stock Trust                                          371,979          N/A
Overseas Trust                                                     466,309          N/A
International Small Cap Trust                                      252,280          N/A
International Value Trust                                          335,597          N/A
Quantitative Mid Cap Trust                                         134,712          N/A
Mid Cap Core Trust                                                  16,734          N/A
Global Trust (formerly, Global Equity Trust)                       519,216          N/A
Strategic Growth Trust                                             220,240          N/A
Capital Appreciation Trust                                         156,574          N/A
Quantitative All Cap Trust                                           1,690          N/A
All Cap Core Trust (formerly, Growth)                              364,181          N/A
Large Cap Growth Trust                                             574,908          N/A
Quantitative Equity Trust                                          359,251          N/A
Blue Chip Growth Trust                                           1,722,924          N/A
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)        568,153          N/A
Strategic Value Trust (formerly, Capital Opportunities Trust)       98,157          N/A
Large Cap Value Trust                                                2,792          N/A
Utilities Trust                                                     40,492          N/A
Real Estate Securities Trust                                       541,247          N/A
Small Cap Opportunities Trust                                       28,076          N/A
Small Company Value Trust                                          486,336          N/A
Special Value Trust                                                  8,349          N/A
Mid Cap Value Trust                                                378,002          N/A
Value Trust                                                        351,726          N/A
All Cap Value Trust                                                164,852          N/A
Equity Index Trust                                                     N/A          N/A
Fundamental Value Trust                                            443,198          N/A
Growth & Income Trust                                            2,157,552          N/A
Great Companies - America                                              N/A          N/A
Equity-Income Trust                                              1,638,202          N/A
Income & Value Trust                                               716,503          N/A
Balanced Trust                                                     201,015          N/A
Global Allocation Trust (formerly, Tactical Allocation Trust)       84,189          N/A
High Yield Trust                                                   724,321          N/A
Strategic Bond Trust                                               647,377          N/A
Global Bond Trust                                                  298,940          N/A
Diversified Bond Trust                                             483,683          N/A
Investment Quality Bond Trust                                      675,698          N/A
Total Return Trust                                               1,606,875          N/A
Real Return Bond Trust                                             114,742          N/A
U.S. Government Securities Trust                                   948,886          N/A
Money Market Trust                                               1,918,710          N/A
Small Cap Index Trust                                              129,195          N/A
International Index Trust                                           91,075          N/A

Mid Cap Index Trust                                                158,827          N/A
Total Stock Market Index Trust                                     138,452          N/A
500 Index Trust                                                  1,205,928          N/A
Lifestyle Aggressive 1000 Trust                                        N/A          N/A
Lifestyle Growth 820 Trust                                             N/A          N/A
Lifestyle Balanced 640 Trust                                           N/A          N/A
Lifestyle Moderate 460 Trust                                           N/A          N/A
Lifestyle Conservative 280 Trust                                       N/A          N/A
Small-Mid Cap Growth Trust                                           3,314          N/A
Small-Mid Cap Trust                                                118,505          N/A
International Equity Select Trust                                   88,826          N/A
Select Growth Trust                                                  3,799          N/A
Global Equity Select Trust                                           4,056          N/A
Core Value Trust                                                     4,263          N/A
High Grade Bond Trust                                              139,517          N/A
American Growth Trust                                                1,117    $   1,490
American International Trust                                         1,093        1,457
American Growth-Income Trust                                           322          429
American Blue Chip Income and Growth Trust                             473          630

                                SERIES II SHARES

                                                                                        DISTRIBUTION
                                                                                         PAYMENT TO
                                                                                        MANUFACTURERS
                                                                                         FINANCIAL
                                                                    SERVICE FEE        SECURITIES LLC
PORTFOLIO                                                             PAYMENTS        (THE DISTRIBUTOR)
---------                                                           -----------       -----------------
Science & Technology Trust                                            $ 53,756            $ 71,674
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)        12,932              17,243
Health Sciences Trust                                                   50,244              66,991
Emerging Growth Trust                                                    3,441               4,588
Aggressive Growth Trust                                                 42,247              56,330
Emerging Small Company Trust                                            65,565              87,420
Small Company Blend Trust                                               51,714              68,952
Dynamic Growth Trust                                                    37,930              50,574
Mid Cap Stock Trust                                                     93,690             124,920
Natural Resources Trust                                                 39,635              52,848
All Cap Growth Trust                                                    77,369             103,157
Strategic Opportunities Trust                                           23,036              30,714
Financial Services Trust                                                34,737              46,315
International Stock Trust                                               89,363             119,150
Overseas Trust                                                          85,245             113,659
International Small Cap Trust                                           47,086              62,781
International Value Trust                                              129,831             173,107
Quantitative Mid Cap Trust                                               7,030               9,373
Mid Cap Core Trust                                                      16,515              22,020
Global Trust (formerly, Global Equity Trust)                            22,482              29,977
Strategic Growth Trust                                                  77,476             103,301
Capital Appreciation Trust                                              66,390              88,521
Quantitative All Cap Trust                                               1,915               2,552
All Cap Core Trust (formerly, Growth)                                   10,023              13,365
Large Cap Growth Trust                                                  89,371             119,161
Quantitative Equity Trust                                               17,600              23,467

Blue Chip Growth Trust                                                 185,408             247,211
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)            148,359             197,813
Strategic Value Trust (formerly, Capital Opportunities Trust)           35,198              46,931
Large Cap Value Trust                                                    4,357               5,809
Utilities Trust                                                         19,271              25,694
Real Estate Securities Trust                                           150,210             200,280
Small Cap Opportunities Trust                                           14,993              19,992
Small Company Value Trust                                              136,632             182,175
Special Value Trust                                                      3,567               4,755
Mid Cap Value Trust                                                    168,344             224,458
Value Trust                                                             27,184              36,245
All Cap Value Trust                                                     69,118              92,156
Equity Index Trust                                                         N/A                 N/A
Fundamental Value Trust                                                185,305             247,074
Growth & Income Trust                                                  111,675             148,900
Great Companies - America                                                1,432               1,909
Equity-Income Trust                                                    278,186             370,914
Income & Value Trust                                                    75,506             100,674
Balanced Trust                                                          17,691              23,589
Global Allocation Trust (formerly, Tactical Allocation Trust)           15,570              20,760
High Yield Trust                                                       242,643             323,524
Strategic Bond Trust                                                   139,466             185,955
Global Bond Trust                                                       71,460              95,279
Diversified Bond Trust                                                  68,670              91,561
Investment Quality Bond Trust                                          102,067             136,090
Total Return Trust                                                     549,988             733,319
Real Return Bond Trust                                                  85,656             114,209
U.S. Government Securities Trust                                       289,057             385,410
Money Market Trust                                                     324,417             432,556
Small Cap Index Trust                                                   31,605              42,139
International Index Trust                                               17,097              22,796
Mid Cap Index Trust                                                     37,089              49,451
Total Stock Market Index Trust                                          23,831              31,775
500 Index Trust                                                        110,235             146,979
Lifestyle Aggressive 1000 Trust                                            N/A                 N/A
Lifestyle Growth 820 Trust                                                 N/A                 N/A
Lifestyle Balanced 640 Trust                                               N/A                 N/A
Lifestyle Moderate 460 Trust                                               N/A                 N/A
Lifestyle Conservative 280 Trust                                           N/A                 N/A
Small-Mid Cap Growth Trust                                                 N/A                 N/A
Small-Mid Cap Trust                                                     42,492              56,656
International Equity Select Trust                                       31,093              41,457
Select Growth Trust                                                        N/A                 N/A
Global Equity Select Trust                                                 N/A                 N/A
Core Value Trust                                                           N/A                 N/A
High Grade Bond Trust                                                   52,947              70,595
American Growth Trust                                                  120,296             280,692
American International Trust                                           110,904             258,777
American Growth-Income Trust                                            75,489             176,139
American Blue Chip Income and Growth Trust                             107,686             251,268

                                SERIES III SHARES

                                                                                      DISTRIBUTION
                                                                                       PAYMENT TO
                                                                                      MANUFACTURERS
                                                                                        FINANCIAL
                                                                    SERVICE FEE      SECURITIES LLC
PORTFOLIO                                                             PAYMENTS      (THE DISTRIBUTOR)
---------                                                           -----------     -----------------
Science & Technology Trust                                               $3                $8
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)          1                 3
Health Sciences Trust                                                    15                36
Emerging Growth Trust                                                   - +               - +
Aggressive Growth Trust                                                 - +               - +
Emerging Small Company Trust                                              2                 4
Small Company Blend Trust                                               N/A               N/A
Dynamic Growth Trust                                                    N/A               N/A
Mid Cap Stock Trust                                                     - +                 2
Natural Resources Trust                                                 - +                 2
All Cap Growth Trust                                                    - +                 2
Strategic Opportunities Trust                                           N/A               N/A
Financial Services Trust                                                - +               - +
International Stock Trust                                                 1                 1
Overseas Trust                                                            2                 4
International Small Cap Trust                                             3                 6
International Value Trust                                               - +                 1
Quantitative Mid Cap Trust                                              N/A               N/A
Mid Cap Core Trust                                                      - +               - +
Global Trust (formerly, Global Equity Trust)                            - +               - +
Strategic Growth Trust                                                  - +                 1
Capital Appreciation Trust                                              - +                 1
Quantitative All Cap Trust                                              - +               - +
All Cap Core Trust (formerly, Growth)                                   N/A               N/A
Large Cap Growth Trust                                                  N/A               N/A
Quantitative Equity Trust                                               - +               - +
Blue Chip Growth Trust                                                    1                 4
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)             - +                 1
Strategic Value Trust (formerly, Capital Opportunities Trust)           - +               - +
Large Cap Value Trust                                                   N/A               N/A
Utilities Trust                                                         - +               - +
Real Estate Securities Trust                                              7                17
Small Cap Opportunities Trust                                           - +               - +
Small Company Value Trust                                               - +               - +
Special Value Trust                                                     - +               - +
Mid Cap Value Trust                                                     - +                 2
Value Trust                                                             N/A               N/A
All Cap Value Trust                                                       1                 3
Equity Index Trust                                                      N/A               N/A
Fundamental Value Trust                                                   2                 6
Growth & Income Trust                                                   - +                 1
Great Companies - America                                               N/A               N/A
Equity-Income Trust                                                       3                 6
Income & Value Trust                                                    N/A               N/A
Balanced Trust                                                          N/A               N/A
Global Allocation Trust (formerly, Tactical Allocation Trust)           N/A               N/A
High Yield Trust                                                          6                13
Strategic Bond Trust                                                      5                11

Global Bond Trust                                                         2                 4
Diversified Bond Trust                                                    2                 6
Investment Quality Bond Trust                                             8                20
Total Return Trust                                                      101               234
Real Return Bond Trust                                                    3                 6
U.S. Government Securities Trust                                         31                74
Money Market Trust                                                      755              1762
Small Cap Index Trust                                                     2                 5
International Index Trust                                               - +                 1
Mid Cap Index Trust                                                     - +               - +
Total Stock Market Index Trust                                          - +               - +
500 Index Trust                                                           4                 8
Lifestyle Aggressive 1000 Trust                                           1               N/A
Lifestyle Growth 820 Trust                                              - +               N/A
Lifestyle Balanced 640 Trust                                             11               N/A
Lifestyle Moderate 460 Trust                                            - +               N/A
Lifestyle Conservative 280 Trust                                         46               N/A
Small-Mid Cap Growth Trust                                              N/A               N/A
Small-Mid Cap Trust                                                       1                 1
International Equity Select Trust                                       - +                 1
Select Growth Trust                                                     N/A               N/A
Global Equity Select Trust                                              N/A               N/A
Core Value Trust                                                        N/A               N/A
High Grade Bond Trust                                                     3                 6
American Growth Trust                                                   N/A               N/A
American International Trust                                            N/A               N/A
American Growth-Income Trust                                            N/A               N/A
American Blue Chip Income and Growth Trust                              N/A               N/A

+ Rounds to less than $1.

                               PORTFOLIO BROKERAGE

      Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

      Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

      Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

      -     price, dealer spread or commission, if any,

      - the reliability, integrity and financial condition of the broker-dealer,

      -     size of the transaction,

      -     difficulty of execution,

      -     brokerage and research services provided, and

      -     confidentiality and anonymity.

      Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

      Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the Subadviser.

      Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadviser in advising various of its clients (including the portfolios), although not all of these services are necessarily useful and of value in managing the portfolios. The management fee paid by a portfolio is not reduced because a Subadviser and its affiliates receive such services.

As noted above, a Sub-adviser may purchase new issues of securities for the portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

      Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

      -     the value of securities,

      -     the advisability of purchasing or selling securities,

      - the availability of securities or purchasers or sellers of securities, and

      - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and
            (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

      To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for portfolios of the Trust will also be available for the benefit of other portfolios managed by the Subadvisers.

      Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

      Affiliated Underwriting Transactions by the Subadvisers. The Trust's portfolios have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a portfolio may purchase securities that are offered in underwritings in which an affiliate of the Subadvisers participate. These procedures prohibit a portfolio from directly or indirectly benefiting a Subadviser affiliate in connection with such underwritings. In addition, for underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolios could purchase.

      Brokerage Commissions Paid. For the years ended December 31 2003, 2002 and 2001, the Trust paid brokerage commissions in connection with portfolio transactions of $29,393,020, $34,760,662 and $32,231,096, respectively, allocated among the portfolios as follows:

                        PORTFOLIO                                   2003                  2002                 2001
                        ---------                                   ----                  ----                 ----
Science and Technology Trust                                      $  931,941           $1,073,615           $ 1,449,886
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)     261,495              122,750               328,475
Health Sciences Trust                                                198,790              166,836                37,409(3)
Emerging Growth Trust                                                 57,985(1)               N/A                   N/A
Aggressive Growth Trust                                              566,009              789,040               599,173
Emerging Small Company Trust                                         779,555              734,959               401,351
Small Company Blend Trust                                            361,284              367,283               145,413
Dynamic Growth Trust                                                 381,022              238,209               393,045
Mid Cap Stock Trust                                                1,292,114              882,136               390,457
Natural Resources Trust                                              152,831(1)               N/A                   N/A
All Cap Growth Trust                                                 895,357            1,068,156             1,053,416
Strategic Opportunities Trust                                      3,926,213            5,562,523             5,539,294
Financial Services Trust                                              44,657               66,509                37,784(3)
International Stock Trust                                          1,261,482              321,038               368,625
Overseas Trust                                                     1,220,030            1,005,796               995,590
International Small  Cap Trust                                     1,848,180            4,602,362             7,611,636
International Value Trust                                            600,429              593,077               377,589
Quantitative Mid Cap Trust                                           323,941            1,000,592               476,161(3)
Mid Cap Core Trust                                                    61,205(1)               N/A                   N/A
Global Trust (formerly, Global Equity Trust)                       1,314,941            1,577,719             1,659,102
Strategic Growth Trust                                               515,441              397,697               143,751(3)
Capital Appreciation Trust                                           309,581              218,122                76,973
Quantitative All Cap Trust                                            12,422(1)               N/A                   N/A
All Cap Core Trust (formerly, Growth Trust)                          369,007              908,194               858,885
Large Cap Growth Trust                                               829,085            1,083,812             1,062,531
Quantitative Equity Trust                                            718,057            1,309,471             1,167,415
Blue Chip Growth Trust                                             1,120,743            1,526,007             1,443,026
US Large Cap Trust (formerly, U.S. Large Cap Value Trust)            546,443              893,086               483,125
Strategic Value Trust (formerly , Capital Opportunities Trust)       298,817              158,877                52,986(3)
Large Cap Value Trust                                                 16,519(1)               N/A                   N/A
Utilities Trust                                                      202,514               85,105                41,357(3)
Real Estate Securities Trust                                         705,458              545,457               431,884
Small Cap Opportunities                                              154,256(1)               N/A                   N/A
Small Company Value Trust                                            310,947              542,906               290,673
Special Value Trust                                                   39,523(1)               N/A                   N/A
Mid Cap Value Trust                                                  573,692              933,790               230,028(3)
Value Trust                                                        1,501,343              567,062               464,503
All Cap Value Trust                                                  630,174              129,936                73,294(3)

Equity Index Trust                                                     6,631                8,143                6,876
Fundamental Value Trust                                              165,668              302,795              137,167(3)
Growth & Income Trust                                              1,803,281            2,921,260            1,646,676
Great Companies - America                                              2,237(2)               N/A                  N/A
Equity-Income Trust                                                  692,000              697,932              811,272
Income & Value Trust                                                 378,061              572,136              351,851
Balanced Trust                                                       244,051              344,858              320,411
Global Allocation Trust (formerly, Tactical Allocation Trust)        121,331               23,272               32,336
High Yield Trust                                                      12,900                  N/A                    3
Strategic Bond Trust                                                   1,528                  N/A                  N/A
Global Bond Trust                                                        N/A                  N/A                5,365
Diversified Bond Trust                                                   N/A                  N/A                  N/A
Investment Quality Bond Trust                                             72                  216                  N/A
Total Return Trust                                                       N/A                3,145               62,979
Real Return Bond Trust                                                   N/A                  N/A                  N/A
U.S. Government Securities Trust                                         N/A                  N/A                  N/A
Money Market Trust                                                       N/A                  N/A                  N/A
Small Cap Index Trust                                                180,266              105,770               58,507
International Index Trust                                             13,091               12,126               11,592
Mid Cap Index Trust                                                   43,508               54,948               26,630
Total Stock Market Index Trust                                        70,716               10,404               16,227
500 Index Trust                                                       48,683               28,729               32,553
Lifestyle Aggressive 1000 Trust                                          N/A                  N/A                  N/A
Lifestyle Growth 820 Trust                                               N/A                  N/A                  N/A
Lifestyle Balanced 640                                                   N/A                  N/A                  N/A
Lifestyle Moderate 460 Trust                                             N/A                  N/A                  N/A
Lifestyle Conservative 280 Trust                                         N/A                  N/A                  N/A
Small-Mid Cap Growth Trust                                             2,692                6,057                4,439(4)
Small-Mid Cap Trust                                                  180,850              152,915                5,753(4)
International Equity Select Trust                                     80,911               34,538                4,289(4)
Select Growth Trust                                                    5,016                3,509                4,500(4)
Global Equity Select Trust                                             2,282                1,534                3,025(4)
Core Value Trust                                                       3,762                4,253                3,808(4)
High Grade Bond Trust                                                    N/A                  N/A                    4
Amercian Growth Trust                                                    N/A                  N/A                  N/A
American International Trust                                             N/A                  N/A                  N/A
Amercian Growth Income Trust                                             N/A                  N/A                  N/A
American Blue Chip and Growth Trust                                      N/A                  N/A                  N/A

(1)   For the period May 5, 2003 (commencement of operations) to December 31,
      2003.

(2) For the period August 4, 2003 (commencement of operations) to December 31, 2003.

(3) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(4) For the period July 16, 2001 (commencement of operations) to December 31, 2001.

      Brokerage Commissions Paid to Affiliated Brokers

Commissions Paid to Morgan Stanley & Co., Incorporated (affiliated broker dealer for the period from September 27, 1996 to April 30, 2001 due to the position of Morgan Stanley Asset Management as subadviser to the Global Equity Trust during that time period).

      For the years ended December 31, 2003, 2002 and 2001, brokerage commissions were paid as follows:

                                                                                                  % OF AGGREGATE
                                                                     % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                                       COMMISSIONS REPRESENTED     TRANSACTIONS
                     PORTFOLIO                     COMMISSIONS             FOR THE PERIOD         FOR THE PERIOD
----------------------------------------------------------------------------------------------------------------
Global Trust (formerly, Global Equity Trust)     $       169,139               10.72%                 0.48%
Year ended December 31, 2001:
Global Trust ...............................     $             0                0.00%                 0.00%

Commissions Paid to Morgan Stanley International(affiliated broker dealer for the period from September 27, 1996 to April 30, 2001 due to the position of Morgan Stanley Asset Management as subadviser to the Global Equity Trust during that time period).

      For the year ended December 31, 2003, 2002 and 2001, brokerage commissions were paid as follows:

                                                                                                  % OF AGGREGATE
                                                                     % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                                       COMMISSIONS REPRESENTED     TRANSACTIONS
                     PORTFOLIO                     COMMISSIONS             FOR THE PERIOD         FOR THE PERIOD
----------------------------------------------------------------------------------------------------------------
Global Trust (formerly, Global Equity Trust      $             0                 0.00%                0.00%
Year ended December 31, 2001:
Global Trust ...............................     $             0                 0.00%                0.00%

Commissions Paid to UBS Securities, LLC

      For the year ended December 31, 2003, brokerage commissions were paid as follows:

                                                                                                  % OF AGGREGATE
                                                                     % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                                       COMMISSIONS REPRESENTED     TRANSACTIONS
                     PORTFOLIO                     COMMISSIONS             FOR THE PERIOD         FOR THE PERIOD
----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2003:
Global Allocation Trust.....................     $           115                0.00%                 0.00%

Commissions Paid to Morgan Stanley & Co., Incorporated

      For the year ended December 31, 2003, brokerage commissions were paid as follows:

                                                                                                  % OF AGGREGATE
                                                                     % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                                       COMMISSIONS REPRESENTED     TRANSACTIONS
                     PORTFOLIO                     COMMISSIONS             FOR THE PERIOD         FOR THE PERIOD
----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2003:
Value Trust.................................     $       365,518               24.15%                 1.23%

Commissions Paid to Ord Minnet (affiliated broker dealer for the period September 27, 1996 to November 25, 2002 due to the position of T. Rowe Price International, Inc. as subadviser to the International Stock Trust during that time period)

      For the years ended December 31, 2003, 2002 and 2001, brokerage commissions were paid as follows:

                                                                                                  % OF AGGREGATE
                                                                     % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                                       COMMISSIONS REPRESENTED     TRANSACTIONS
                     PORTFOLIO                     COMMISSIONS             FOR THE PERIOD         FOR THE PERIOD
----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2003:
International Stock Trust...................     $             0               0.00%                  0.00%
Year ended December 31, 2002:
International Stock Trust...................     $         1,787               0.56%                  0.01%
Year ended December 31, 2001:
International Stock Trust...................     $           760               0.21%                  0.00%

Commissions Paid to Wachovia Capital Markets

      For the year ended December 31, 2003, brokerage commissions were paid as follows:

                                                                                                  % OF AGGREGATE
                                                                     % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                                       COMMISSIONS REPRESENTED     TRANSACTIONS
                     PORTFOLIO                     COMMISSIONS             FOR THE PERIOD         FOR THE PERIOD
----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2003:
Capital Appreciation Trust..................     $           800               0.00%                  0.00%

Commissions Paid to Merrill Lynch & Co., Inc.

      For the year ended December 31, 2003, brokerage commissions were paid as follows:

                                                                                                  % OF AGGREGATE
                                                                     % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                                       COMMISSIONS REPRESENTED     TRANSACTIONS
                     PORTFOLIO                     COMMISSIONS             FOR THE PERIOD         FOR THE PERIOD
----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2003:
Large Cap Value Trust.......................     $         1,529               0.09%                  0.00%

                        PURCHASE AND REDEMPTION OF SHARES

      The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

      - trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

      - an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

      - the SEC by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE

      The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under "Purchase and Redemption of Shares."

      Except for the types of securities described below, securities held by the portfolios will be valued as follows:

- Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the New York Stock Exchange.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."

      Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

      Debt Instruments with Remaining Maturities of 60 Days or less; All Instruments Held by the Money Market Trust. Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios, other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

      Money Market Trust - Rule 2a-7. The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is only permitted to purchase securities that the Subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of 397 days or less.

      The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust.

      In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

      -     redeeming shares in kind;

      - selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;

      -     withholding or reducing dividends;

      - utilizing a net asset value per share based on available market quotations; or

      - investing all cash in instruments with a maturity on the next business day.

The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife New York and Manufacturers USA.

                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Trust to provide Nonpublic Information (as defined below) regarding Trust portfolio holdings to Nonaffiliated Persons (as defined below) of the Trust only in the limited circumstances noted below. It is also the policy of the Trust only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons (as defined below), on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). The Trust considers Nonpublic Information regarding Trust portfolio holdings to be confidential and the intent of the Trust's policy regarding disclosure of portfolio holdings is to guard against selective disclosure of such information in a manner that could disadvantage Trust shareholders.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on the website listed below or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q

"Affiliated Persons" are persons affiliated with: (a) the Trust, (b) the Trust's investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Trust portfolio, the subadviser to the portfolio, or any affiliate of the subadviser, (e) the Trust's custodian and (e) the Trust's certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

Subject to the pre-approval of the Trust's Chief Compliance Officer, the Trust or its adviser principal underwriter or any of its subadviser (or any of their affiliates) may provide Nonpublic Information regarding Trust portfolio holdings to Nonaffiliated Persons in the circumstances listed below.

      1. Rating Organizations

Nonpublic Information regarding Trust portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      2. VESTEK (THOMPSON FINANCIAL)

Nonpublic Information regarding Trust portfolio holdings may be provided to Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data for use by the Trust or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      3. PROXY VOTING SERVICES

Nonpublic Information regarding Trust portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to Trust portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      4. COMPUTER SOFTWARE

Nonpublic Information regarding Trust portfolio holdings may be provided to entities providing computer software to the Trust (for example, for the purpose of generating Trust compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      5. COURTS AND REGULATORS

Nonpublic Information regarding Trust portfolio holdings may be provided to any court or regulator with jurisdiction over the Trust, the adviser, MFC or any subadviser to a Trust portfolio (or any of their affiliates) if such information is requested by such court or regulator.

      6. OTHER PERSONS

Nonpublic Information regarding Trust portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Trust or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust.

The CCO shall report to Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

      The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed below under "Pre-Approved Affiliated Persons") and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed below under "Pre-Approved Affiliated Persons" have been exempt from such pre-approval. In the case of persons listed in II, III and IV in this section, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

      In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

Resolution of Conflicts of Interest

If the Trust or its adviser or principal underwriter or any of its subadvisers (or any of their affiliates) desire to provide Nonpublic Information regarding Trust portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Trust who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will not be harmful to the Trust.

Posting of Trust Portfolio Holdings on a Website

If the Trust desires to post on its website Trust portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then the Trust shall disclose the following in its prospectus:

      1. the nature of the information that will be available, including both the date as of which the information will be current (e.g. calendar quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);

      2. the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and

      3. the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.

Trust Portfolio Holdings Currently Posted on a Website

The ten largest holdings of each Trust portfolio will be posted to the website listed below 30 days after each calendar quarter end. This information will remain on the website until the date the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust's Form N-CSR and Form N-Q will contain each portfolio's entire portfolio holdings as of the applicable calendar quarter end.

     http://www.manulifeusa.com/Marketing/Portfolio/PortfolioIndexPage.aspx

Changes in Policy

Any material changes to the policy regarding disclosure of Nonpublic Information Regarding Trust portfolio holdings must be approved by the Trust Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Trust Board of Trustees.

Applicability of Policy to the Trust's Adviser and Subadvisers

This policy shall apply to the Trust's Adviser and each of its subadvisers.

Applicability of Policy to the Trust's Adviser and Subadvisers

This policy shall apply to the Trust's Adviser and each of its subadvisers.

Pre-Approved Affiliated Persons

Employees* of The Manufacturers Life Insurance Company (U.S.A.) or The Manufacturers Life Insurance Company of New York who are subject to the Code of Ethics of the Trust, the Trust's investment adviser, Manufacturers Securities Services LLC or the Trust's principal underwriter, Manulife Financial Securities LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to the Trust.

III. Employees* of the Trust's custodian who provide services to the Trust.

IV. Employees* and partners of the Trust's certified public accounting firm who provide services to the Trust.

*Includes temporary employees

                                PERFORMANCE DATA

      Each of the portfolios may quote total return figures in its advertising and sales materials. The figures will always include the average annual total return for recent one period and, when applicable, five and ten year periods and where less than five or ten years, the period since the inception date of the portfolio. In the case of the Pacific Rim , Real Estate Securities, Quantitative Equity and Equity Index Trusts, such quotations will be for periods that include the performance of the predecessor portfolios of Manulife Series Fund, Inc.

      The average annual total return is the average annual compounded rate of return that equates the initial amount invested to the market value of such investment on the last day of the period for which such return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. All recurring fees, such as advisory fees charged to the Trust, and all Trust expenses are reflected in the calculations. There are no non-recurring fees, such as sales loads, surrender charges or account fees, charged by the Trust. If the period since inception is less than one year, the figures will be based on an aggregate total return rather than an average annual total return.

      The Trust may also from time to time include in advertising and sales literature the following:

      - information regarding its portfolio subadvisers, such as information regarding a subadviser's specific investment expertise, client base, assets under management or other relevant information;

      - quotations about the Trust, its portfolios or its investment subadvisers that appear in various publications and media; and

      - general discussions of economic theories, including, but not limited to, discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information.

The Trust may also from time to time advertise the performance of certain portfolios relative to that of unmanaged indices, including but not limited to the:

      -     Dow Jones Industrial Average,

      - Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices,

      -     S&P 500 Index,

      -     Value Line Composite, and

      - Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") and World Indices.

The Trust may also advertise the performance rankings assigned to certain portfolios or their investment Subadvisers by various statistical services, including but not limited to:

      -     SEI,

      - Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis and Variable Insurance Products Performance Analysis,

      - Variable Annuity Research and Data Service, Intersec Research Survey of Non-U.S. Equity Fund Returns,

      -     Frank Russell International Universe, and

      - any other data which may be presented from time to time by analysts such as Dow Jones, Morningstar, Chase International Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average U.S.

            Government and Agency, or as such data may appear in various publications, including The Wall Street Journal, New York Times, Forbes, Barrons, Fortune, Money Magazine, Financial World and Financial Services Week.

                            SHAREHOLDERS OF THE TRUST

The Trust currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with Manulife Financial, the ultimate controlling parent of the Adviser.

Currently, the shareholders of the Trust ("Trust Shareholders") are as follows:

      (a) the insurance companies affiliated with Manulife Financial discussed above (the "Manulife Insurance Companies"). (Each insurance company that is a shareholder of the Trust holds Trust shares attributable to variable contracts in its separate accounts),

      (b) certain permitted entities which purchase Series III shares and which are describe in the Prospectus under "Multiple Classes of Shares - Series III Shares" ("Permitted Entities"),

      (c)   the Lifestyle Trusts, and

      (d) certain entities which comply with the paragraph (d) under "Entities Eligible to Be Shareholders of the Trust" below.

The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

      Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of the Trust may be purchased only by the following eligible shareholders:

(a) separate accounts of the Manulife Insurance Companies and other insurance companies;

(b)   certain affiliates of the Manulife Insurance Companies;

(c)   any trustee of a qualified pension or retirement plan.

Voting of Shares by the Insurance Companies. The Trust and the Manulife Insurance Companies have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the Investment Company Act of 1940 ("Contract Owner Instructions"). In addition, the Trust will vote all shares of the portfolios issued to Lifestyle Trusts, and the Manulife Insurance Companies will vote all shares of the portfolio which they own, in proportion to Contract Owner Instructions.

Mixed Funding. Shares of the Trust may be sold to the Trust Shareholders described above. The Trust currently does not foresee any disadvantages to any Trust Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a Trust Shareholder from investing in the Trust.

Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each Series of each portfolio of the Trust.

     As of the December 31, 2004, the following qualified plans beneficially owned 5% or more of the outstanding Series III shares of the Portfolios indicated below:


                                                                       NUMBER     PERCENTAGE
PORTFOLIO                                  NAME AND ADDRESS           OF SHARES   OWNERSHIP
---------                           -------------------------------   ---------   ----------
The Olson Company.................  Special Value Trust                   8,670     40.67%
3020 Old Ranch Parkway Suite 440    Money Market Trust                   88,457     28.23%
Seal Beach, CA 90740                500 Index Trust                      35,725     13.96%
                                    Total Return Trust                   21,279     10.40%
                                    Natural Resources Trust               3,906      9.39%
                                    Real Estate Securities Trust          5,945      8.50%
                                    Lifestyle Moderate 460 Trust          9,467      8.27%
                                    High Yield Trust                     12,596      7.02%
Ratner Prestia P.C. ..............  Growth & Income Trust                22,191     86.21%
P.O. Box 980                        Mid Cap Index Trust                  41,638     81.86%
Valley Forge, PA 19482              Small Cap Index Trust                44,156     65.43%
                                    Mid Cap Value Trust                  38,330     50.07%
                                    500 Index Trust                     106,051     41.43%
                                    Money Market Trust                  119,658     38.19%
                                    Total Stock Market Index Trust          386     16.71%
                                    Total Return Trust                   25,261     12.35%
                                    Real Estate Securities Trust          7,330     10.48%
                                    Real Return Bond Trust                3,411      6.80%
                                    Lifestyle Moderate 460 Trust          6,147      5.37%
                                    U.S. Government Securities            3,009      5.27%
                                    Trust
Naterra Land Inc. ................  Quantitative All Cap Trust           39,068     68.23%
43 Main Street SE Suite 506         Lifestyle Growth 820 Trust           38,123     10.43%
Minneapolis, MN 55414               Lifestyle Aggressive 1000 Trust      13,796      9.06%
                                    Health Sciences Trust                   726      6.94%
                                    Science & Technology Trust            2,389      5.33%
Fred C. Gloeckner & Company,
  Inc. ...........................  Total Stock Market Index Trust        1,080     46.79%
600 Mamaroneck Avenue               Lifestyle Growth 820 Trust          113,259     30.98%
Harrison, NY 10528                  Lifestyle Aggressive 1000 Trust      34,859     22.88%
                                    Lifestyle Moderate 460 Trust         26,105     22.80%
                                    Lifestyle Balanced 640 Trust         96,717     22.07%
                                    Growth & Income Trust                 3,185     12.37%
                                    Health Sciences Trust                   958      9.16%
                                    Fundamental Value Trust               3,711      6.59%
                                    Mid Cap Stock Trust                   5,617      6.41%
                                    Emerging Growth Trust                   690      6.27%
                                    Utilities Trust                         495      5.83%
Fehr & Peers Associates, Inc. ....  Utilities Trust                       3,502     41.24%
3685 Mt. Diabo Boulevard, Suite
  301                               Health Sciences Trust                 3,635     34.75%
Lafayette, CA 94549                 Financial Services Trust              2,227     22.74%
                                    Global Trust                          2,507     21.97%
                                    Lifestyle Aggressive 1000 Trust      28,882     18.96%
                                    Total Stock Market Index Trust          401     17.38%
                                    Science & Technology Trust            6,471     14.45%
                                    Small Cap Index Trust                 8,554     12.67%
                                    500 Index Trust                      30,594     11.95%
                                    Money Market Trust                   30,829      9.84%
                                    Mid Cap Stock Trust                   8,388      9.58%
                                    Pacific Rim Trust                       508      7.28%
                                    Lifestyle Balanced 640 Trust         28,092      6.41%
                                    Strategic Bond Trust                  6,346      6.00%
                                    Lifestyle Growth 820 Trust           19,709      5.39%
                                    Real Return Bond Trust                2,659      5.30%

                                                                       NUMBER     PERCENTAGE
PORTFOLIO                                  NAME AND ADDRESS           OF SHARES   OWNERSHIP
---------                           -------------------------------   ---------   ----------
Digital Systems Group, Inc. ......  Lifestyle Conservative 280          145,865     85.08%
                                    Trust
650 Louis Drive Suite 110           Lifestyle Moderate 460 Trust         54,096     47.24%
Warminster, PA 18974                Lifestyle Balanced 640 Trust        175,808     40.11%
                                    Emerging Growth Trust                 3,706     33.69%
                                    Utilities Trust                       2,596     30.57%
                                    Lifestyle Growth 820 Trust          103,145     28.21%
                                    Global Trust                          2,977     26.08%
                                    Special Value Trust                   5,473     25.67%
                                    Pacific Rim Trust                     1,762     25.26%
                                    Lifestyle Aggressive 1000 Trust      28,187     18.50%
                                    Mid Cap Stock Trust                  15,625     17.84%
                                    Mid Cap Value Trust                  12,752     16.66%
                                    Real Estate Securities Trust          9,883     14.13%
                                    Blue Chip Growth Trust                7,662     11.41%
                                    500 Index Trust                      23,622      9.23%
                                    Fundamental Value Trust               5,124      9.10%
                                    Financial Services Trust                770      7.86%
                                    Natural Resources Trust               3,048      7.33%
                                    Total Return Trust                   11,379      5.56%
Diemasters Manufacturing, Inc. ...  Lifestyle Balanced 640 Trust         78,163     17.83%
2100 Touhy Avenue                   Total Return Trust                   34,816     17.01%
Elk Grove Village, IL 60007         Mid Cap Stock Trust                  13,068     14.92%
                                    Lifestyle Growth 820 Trust           48,101     13.16%
                                    Lifestyle Aggressive 1000 Trust      16,399     10.77%
                                    Lifestyle Moderate 460 Trust          9,874      8.62%
                                    500 Index Trust                      21,905      8.56%
Corrosion Fluid Products Corp. ...  Science & Technology Trust           34,557     77.15%
24450 Indoplex Circle               Financial Services Trust              6,750     68.92%
Farmington Hills, MI 48335          Emerging Growth Trust                 3,944     35.86%
                                    Global Trust                          3,826     33.52%
                                    Quantitative All Cap Trust           17,807     31.10%
                                    All Cap Value Trust                   8,806     25.06%
                                    Mid Cap Stock Trust                  21,402     24.43%
                                    Utilities Trust                       1,791     21.09%
                                    Emerging Small Company Trust          1,179     19.12%
                                    Special Value Trust                   4,031     18.91%
                                    Small Cap Index Trust                 9,582     14.20%
                                    Lifestyle Aggressive 1000 Trust      21,468     14.09%
                                    Total Stock Market Index Trust          303     13.16%
                                    Money Market Trust                   38,339     12.24%
                                    500 Index Trust                      26,731     10.44%
                                    Real Estate Securities Trust          7,091     10.14%
                                    Health Sciences Trust                 1,013      9.69%
                                    Mid Cap Index Trust                   4,442      8.73%
                                    Blue Chip Growth Trust                3,799      5.66%
                                    High Yield Trust                      9,853      5.49%
                                    Natural Resources Trust               2,098      5.04%


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


                                                                       NUMBER     PERCENTAGE
PORTFOLIO                                  NAME AND ADDRESS           OF SHARES   OWNERSHIP
---------                           -------------------------------   ---------   ----------
Allen Boone Humphries, LLP........  Pacific Rim Trust                     4,291     61.50%
3200 Southwest Freeway Ste 2600     Health Sciences Trust                 3,687     35.25%
Houston, TX 77027                   Global Bond Trust                    22,112     27.44%
                                    Equity-Income Trust                  18,219     24.38%
                                    Global Trust                          2,058     18.04%
                                    Strategic Bond Trust                 11,984     11.33%
                                    Total Return Trust                   21,441     10.48%
                                    Investment Quality Bond Trust         2,552      9.54%
                                    Mid Cap Index Trust                   3,939      7.74%
                                    Real Estate Securities Trust          4,943      7.07%
                                    Total Stock Market Index Trust          126      5.48%
                                    Mid Cap Value Trust                   3,984      5.20%


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

                              HISTORY OF THE TRUST

Trust Name Change. Prior to January 1, 2005, the name of the Trust was Manufacturers Investment Trust. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

Merger of Manulife Series Fund, Inc. into the Trust. Effective December 31, 1996, Manulife Series Fund, Inc., a registered management investment company with nine portfolios, was merged into the Trust. The net assets of four of the portfolios of Manulife Series Fund, Inc. were transferred to comparable existing portfolios of the Trust, and the remaining five portfolios -- the Pacific Rim, Real Estate Securities, Common Stock, Capital Growth and Equity Index Trusts were merged into newly created portfolios of the Trust.

      Prior Names of Portfolios. Some of the names of the portfolios have been changed at various times. The prior name of the portfolio and the date of the name change are set forth below.

  EXISTING NAME                 PRIOR NAME                       DATE OF CHANGE
  -------------                 ----------                       --------------
Blue Chip Growth           Pasadena Growth                      October 1, 1996
Quantitative Equity        Common Stock                         December 31, 1996
Equity-Income              Value Equity                         December 31, 1996
Emerging Small Company     Emerging Growth                      November 2, 1998
Large Cap Growth           Aggressive Asset Allocation          May 1, 1999
Income & Value             Moderate Asset Allocation            May 1, 1999
Diversified Bond           Conservative Asset Allocation        May 1, 1999
Overseas                   International Growth & Income        May 1, 1999
Mid Cap Growth             Small/Mid Cap                        May 1, 1999
Aggressive Growth          Pilgrim Baxter Growth                May 1, 1999
Global Bond                Global Government Bond               May 1, 1999
Mid Cap Blend              Equity                               May 1, 1999
All Cap Growth             Mid Cap Growth                       May 1, 2000
Strategic Opportunities    Mid Cap Blend                        April 30, 2001
All Cap Core               Growth                               November 25, 2002
U.S. Large Cap             U.S. Large Cap Value                 May 1, 2003
Strategic Value            Capital Opportunities                May 1, 2003
Global Allocation          Tactical Allocation                  May 1, 2003
Global                     Global Equity                        May 1, 2004
Pacific Rim                Pacific Rim Emerging Markets         May 1, 2004

                            ORGANIZATION OF THE TRUST

Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.

Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios, except the Health Sciences Trust, Global Bond Trust and the five Lifestyle Trusts, are diversified for purposes of the 1940 Act.

      Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

      The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

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

      - Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,

      - Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and

      - Issue additional series of shares or separate classes of existing series of shares.

      Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

      Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

      Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

      Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

      A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year
(a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Because the Trust complies with the ownership restriction of Treas. Reg. Section 1.817-5(f) and Rev Rul 81-225 (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to

"mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS

The financial statements of the Trust at December 31, 2003 and at June 30, 2004, are incorporated herein by reference from the Trust's most recent Annual Report and Semi-Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the Investment Company Act of 1940.

                             INDEPENDENT ACCOUNTANTS

The financial statements of the Trust at December 31, 2003, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

                                    CUSTODIAN

State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

The Trusts, the Adviser and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.

                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC

                  Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

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

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

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

                                   APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the "S&P Index Trusts") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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

                                                      Adopted September 25, 2003

                         MANUFACTURERS INVESTMENT TRUST
                      PROXY VOTING POLICIES AND PROCEDURES

                               Table of Contents

I.       DELEGATION OF PROXY VOTING TO SUBADVISERS

             A. DELEGATION
             B. PROXY VOTING POLICIES AND PROCEDURES
             C. Underlying Funds

II.      MATERIAL CONFLICTS OF INTEREST

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

         A. DISCLOSURE OF PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST

         B.       DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

         C.       FILING OF PROXY VOTING RECORD ON FORM N-PX

IV.      ANNUAL RENEWAL OF PROXY VOTING POLICIES AND PROCEDURES

                                      * * *

     I.      DELEGATION OF PROXY VOTING TO SUBADVISERS

         A.       DELEGATION

                  The subadviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

         B.       PROXY VOTING PROCEDURES

                  Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's subadviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the subadviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Subadviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.


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         C.       UNDERLYING FUNDS

                  With respect to voting proxies relating to the securities of an underlying fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the subadviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.

II.      MATERIAL CONFLICTS OF INTEREST

         If (1) the subadviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the subadviser will follow its conflict of interest procedures (as set forth in the subadviser's proxy voting policies and procedures) when voting such proxies.

         If the proxy voting policies and procedures of any subadviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the subadviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the subadviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the subadviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

         A. DISCLOSURE OF POLICIES AND PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION

             The Trust shall disclose in its Statement of Additional Information a summary of its Proxy Voting Policies and Procedures and of the Subadviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trust may instead include the actual Subadviser Proxy Voting Procedures in the Statement of Additional Information.)

         B.  DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

             The Trust shall disclose in its annual and semi-annual shareholder reports that:

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             (a) a description of the Trust's proxy voting policies and procedures and (b) the Trust's proxy voting record for the most recent 12 month period ending June 30th, are available:

             1.   on the SEC's website, and

             2. without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     II.     FILING OF PROXY VOTING RECORD ON FORM N-PX

             The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

     III.    ANNUAL APPROVAL OF PROXY VOTING PROCEDURES

             The Trust's proxy voting policies and procedures shall be re-approved by the Trust's Board of Trustees at least annually.


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PROXY POLICIES AND PROCEDURES

ADOPTED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10-11, 2003

A.       PROXY POLICIES

Each of A I M Advisors, Inc., A I M Capital Management Group, Inc., AIM Private Asset Management Group, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.       BOARDS OF DIRECTORS

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit and compensation committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

- Are not independent directors and sit on the board's audit or compensation committee;

- Attend less than 75 percent of the board and committee meetings without a valid excuse;

-        Implement or renew a dead-hand or modified dead-hand poison pill;

- Enacted egregious corporate governance policies or failed to replace management as appropriate;

- Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

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-        Long-term financial performance of the target company relative to its industry;

-        Management's track record;

-        Portfolio manager's assessment;

-        Qualifications of director nominees (both slates);

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

-        Background to the proxy contest.

II.      INDEPENDENT AUDITORS

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

- It is not clear that the auditors will be able to fulfill their function;

- There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

- The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III.     COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

- We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

- We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

- We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

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-        We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

- We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV.      CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

- We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

- We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

- We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

- We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.       SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

- We will generally abstain from shareholder social and environmental proposals.

- We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

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-        We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

- We will generally vote for proposals to lower barriers to shareholder action.

- We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI.      OTHER

- We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

- We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

- We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       PROXY COMMITTEE PROCEDURES

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department. The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

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In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of Funds' Board of Directors/Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       BUSINESS/DISASTER RECOVERY

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.       RESTRICTIONS AFFECTING VOTING

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       CONFLICTS OF INTEREST

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

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To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

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                               ALLEGIANCE CAPITAL

                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES

POLICY

Allegiance Investment Management, LLC dba Allegiance Capital ("Allegiance") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). While Allegiance primarily manages fixed income securities, it may on occasion hold a voting security (or a security for which shareholder action is solicited) in a client account. Thus, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Allegiance will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, Allegiance's utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Allegiance will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.

PURPOSE

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by Allegiance to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").

PROCEDURES

Allegiance's Operations Department is ultimately responsible for ensuring that all proxies received by Allegiance are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

Where a proxy proposal raises a material conflict of interest between Allegiance's interests and the client's, Allegiance will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Allegiance will abstain from voting the securities held by that client's account.

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The Operations Department is also responsible for ensuring that all corporate actions received by Allegiance are addressed in a timely manner and consistent action is taken across all portfolios.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, Allegiance will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that Allegiance may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Allegiance will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how Allegiance voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Allegiance.

GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

VOTE AGAINST

(a) Issues regarding Board entrenchment and anti-takeover measures such as the following:

         (i)      Proposals to stagger board members' terms;

         (ii) Proposals to limit the ability of shareholders to call special meetings;

         (iii)    Proposals to require super majority votes;

         (iv) Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

         (v)      Proposals regarding "fair price" provisions;

         (vi)     Proposals regarding "poison pill" provisions; and

         (vii)    Permitting "green mail".

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(b)      Providing cumulative voting rights.

(c) "Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South Africa.

VOTE FOR

(a) Election of directors recommended by management, except if there is a proxy fight.

(b) Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

(c)      Date and place of annual meeting.

(d)      Rotation of annual meeting place.

(e)      Limitation on charitable contributions or fees paid to lawyers.

(f) Ratification of directors' actions on routine matters since previous annual meeting.

(g)      Confidential voting.

(h)      Limiting directors' liability

CASE-BY-CASE

Proposals to:

(1)      Pay directors solely in stock.

(2)      Eliminate director mandatory retirement policy.

(3)      Mandatory retirement age for directors.

(4)      Rotate annual meeting location/date.

(5)      Option and stock grants to management and directors.

(6) Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

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                  American Century Investment Management, Inc.

                              PROXY VOTING POLICIES

American Century Investment Management, Inc. ("American Century") is the investment manager for a variety of clients, including the American Century family of mutual funds. As such, it has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by American Century.

GENERAL PRINCIPLES

In voting proxies, American Century is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. American Century will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, American Century will vote proxies in the manner that we believe will do the most to maximize shareholder value.

SPECIFIC PROXY MATTERS

A. ROUTINE MATTERS

      1.   ELECTION OF DIRECTORS

            a. GENERALLY. American Century will generally support the election of directors that result in a board made up of a majority of independent directors. In general, American Century will vote in favor of management's director nominees if they are running unopposed. American Century believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. American Century of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management's director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, American Century will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where American Century's clients are significant holders of a company's voting securities, management's recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

            b. COMMITTEE SERVICE. American Century will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

            c. CLASSIFICATION OF BOARDS. American Century will support proposals that seek to declassify boards. Conversely, American
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                  Century will oppose efforts to adopt classified board
                  structures.

            d. MAJORITY INDEPENDENT BOARD. American Century will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

            e. WITHHOLDING CAMPAIGNS. American Century will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

      2.    RATIFICATION OF SELECTION OF AUDITORS

            American Century will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. American Century believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or
            (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

B. EQUITY-BASED COMPENSATION PLANS

            American Century believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. American Century recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. American Century will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

            American Century will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

            Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by American Century's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

            American Century will generally vote against the adoption of plans

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            or plan amendments that:

            - provide for immediate vesting of all stock options in the event of a change of control of the company (see "Anti-Takeover Proposals" below);

            - reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. American Century will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

            - establish restriction periods shorter than three years for restricted stock grants;

            - do not reasonably associate awards to performance of the company; and

            -     are excessively dilutive to the company.


C. ANTI-TAKEOVER PROPOSALS

In general, American Century will vote against any proposal, whether made by management or shareholders, which American Century believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

      1.    CUMULATIVE VOTING

            American Century will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. American Century believes that the elimination of cumulative voting constitutes an anti-takeover measure.

      2.    STAGGERED BOARD

            If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, American Century believes that staggered boards are primarily an anti-takeover device and will vote against them. However, American Century does not necessarily vote against the re-election of staggered boards.

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      3.    "BLANK CHECK" PREFERRED STOCK

            Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, American Century will vote against blank check preferred stock. However, American Century may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

      4.    ELIMINATION OF PREEMPTIVE RIGHTS

            When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

            While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. American Century generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

      5.    NON-TARGETED SHARE REPURCHASE

            A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. American Century finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.

      6.    INCREASE IN AUTHORIZED COMMON STOCK

            The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. American Century will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock

                                                                          Page 4
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--------------------------------------------------------------------------------

            dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, American Century will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

      7.    "SUPERMAJORITY" VOTING PROVISIONS OR SUPER VOTING SHARE CLASSES

            A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. American Century believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

      8.    "FAIR PRICE" AMENDMENTS

            This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. American Century will carefully examine all fair price proposals. In general, American Century will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

      9.    LIMITING THE RIGHT TO CALL SPECIAL SHAREHOLDER MEETINGS.

            The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. American Century believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

      10.   POISON PILLS OR SHAREHOLDER RIGHTS PLANS

            Many companies have now adopted some version of a poison pill plan

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American Century Investments                               PROXY VOTING POLICIES
--------------------------------------------------------------------------------

            (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

            The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. American Century believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. American Century will generally vote against all forms of poison pills.

            We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

      11.   GOLDEN PARACHUTES

            Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, American Century will evaluate the specifics of the plan presented.

      12.   REINCORPORATION

            Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

            We will examine reincorporation proposals on a case-by-case basis. If American Century believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, American Century will vote affirmatively.

      13.   CONFIDENTIAL VOTING

            Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

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American Century Investments                               PROXY VOTING POLICIES
--------------------------------------------------------------------------------

            Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. American Century believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

      14.   OPTING IN OR OUT OF STATE TAKEOVER LAWS

            State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. American Century believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, American Century will vote in favor of opting out of restrictive state takeover laws.

C. OTHER MATTERS

      1.    SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

            American Century will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding such issues is often unclear. Where this is the case, American Century believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of American Century clients, and therefore will review management's assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

            Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. American Century believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, American Century will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

      2.    ANTI-GREENMAIL PROPOSALS

            "Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they

                                                                          Page 7
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American Century Investments                               PROXY VOTING POLICIES
--------------------------------------------------------------------------------

            should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. American Century believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

      3.    INDEMNIFICATION

            American Century will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

      4.    NON-STOCK INCENTIVE PLANS

            Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and American Century will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

      5.    DIRECTOR TENURE

            These proposals ask that age and term restrictions be placed on the board of directors. American Century believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

      6.    DIRECTORS' STOCK OPTIONS PLANS

            American Century believes that stock options are an appropriate form of compensation for directors, and American Century will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.

      7.    DIRECTOR SHARE OWNERSHIP

            American Century will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

MONITORING POTENTIAL CONFLICTS OF INTEREST

Corporate management has a strong interest in the outcome of proposals

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American Century Investments                               PROXY VOTING POLICIES
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submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give American Century staff the opportunity to ask additional questions about the matter being presented. Companies with which American
Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American
Century votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for American Century clients, our proxy voting personnel regularly catalog companies with whom American Century has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

          ************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, American Century will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by American Century staff, which is overseen by the General Counsel of American Century, in consultation with equity managers. Electronic records will be kept of all votes made.

                                   Original 6/1/1989

                                   Revised 12/05/1991

                                   Revised 2/15/1997

                                   Revised 8/1/1999

                                   Revised 7/1/2003

                         CAPITAL GUARDIAN TRUST COMPANY

                       PROXY VOTING POLICY AND PROCEDURES

POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

- Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

- Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

- Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

- Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

EFFECTIVE DATE

This policy is effective as of August 1, 2003.

                        CITIGROUP ASSET MANAGEMENT (CAM)
                              NORTH AMERICA REGION
                      PROXY VOTING POLICIES AND PROCEDURES

                                    JULY 2003

I.       TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES
II.      GENERAL GUIDELINES
III.     HOW CAM VOTES
IV.      CONFLICTS OF INTEREST
V.       VOTING POLICY

         (1)      ELECTION OF DIRECTORS
         (2)      PROXY CONTESTS
         (3)      AUDITORS
         (4)      PROXY CONTEST DEFENSES
         (5)      TENDER OFFER DEFENSES
         (6)      MISCELLANEOUS GOVERNANCE PROVISIONS
         (7)      CAPITAL STRUCTURE
         (8)      EXECUTIVE AND DIRECTOR COMPENSATION
         (9)      STATE OF INCORPORATION
         (10)     MERGERS AND CORPORATE RESTRUCTURING
         (11)     SOCIAL AND ENVIRONMENTAL ISSUES
         (12)     MISCELLANEOUS

VI.      RECORDKEEPING AND OVERSIGHT

                       CITIGROUP ASSET MANAGEMENT(1) (CAM)
                              NORTH AMERICA REGION
                      PROXY VOTING POLICIES AND PROCEDURES

I.       TYPES OF ACCOUNTS TO WHICH CAM VOTES PROXIES

Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on CAM by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.      GENERAL GUIDELINES

In voting proxies, CAM is guided by general fiduciary principles. CAM's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

III.     HOW CAM VOTES

In the case of a proxy issue for which there is a stated position set forth in
Section V, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. CAM divides issues into eleven categories listed in Section V below.

-----------------
(1) Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

IV.   CONFLICTS OF INTEREST

In furtherance of CAM's goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients.

(1)  Procedures for Identifying Conflicts of Interest

     CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

     A. The policy memorandum attached hereto as Appendix A will be distributed periodically to CAM employees. The policy memorandum alerts CAM employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

     B. CAM Financial Control shall maintain and make available to CAM Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of CAM's annual revenues. CAM relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

     C. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted in Section IV. (1) A., CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies

     D. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to Section IV. (1) A. and C. and by CAM Financial Control pursuant to Section IV. (1) B., CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Voting Committee described in Section IV. (2) because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

(2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

     A. CAM shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such CAM personnel as are designated from time to time by CAM's Office of the CIO, CAM's General Counsel and CAM's Chief Compliance Officer. The initial members of the Proxy Voting Committee are set forth on Appendix B hereto.

     B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Voting Committee by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

     C. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. CAM Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

     D. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

     E. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve

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

     such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

     i. disclosing the conflict to clients and obtaining their consent before voting;

     ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

     iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

     iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

CAM Compliance shall maintain a written record of the method used to resolve a material conflict of interest.

V.       VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

(1)  Election of Directors

     A. Voting on Director Nominees in Uncontested Elections.

        1. We vote for director nominees.

     B. Chairman and CEO is the Same Person.

        1. We vote against shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

     C. Majority of Independent Directors

-----------------
* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict to interest by satisfying itself that CAM's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

        1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

        2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     D. Stock Ownership Requirements

        1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

     E. Term of Office

        1. We vote against shareholder proposals to limit the tenure of independent directors.

     F. Director and Officer Indemnification and Liability Protection

        1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

        2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

        3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

        4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

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

     G. Director Qualifications

        1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

        2. We vote against shareholder proposals requiring two candidates per board seat.

(2)  Proxy Contests

     A. Voting for Director Nominees in Contested Elections

        1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

     B. Reimburse Proxy Solicitation Expenses

        1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3)  Auditors

     A. Ratifying Auditors

        1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

(4)  Proxy Contest Defenses

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

     A. Board Structure: Staggered vs. Annual Elections

        1. We vote against proposals to classify the board.

        2. We vote for proposals to repeal classified boards and to elect all directors annually.

     B. Shareholder Ability to Remove Directors

        1. We vote against proposals that provide that directors may be removed only for cause.

        2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

        3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

     C. Cumulative Voting

        1. We vote against proposals to eliminate cumulative voting.

        2. We vote for proposals to permit cumulative voting.

     D. Shareholder Ability to Call Special Meetings

        1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

        2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     E. Shareholder Ability to Act by Written Consent

        1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

        2. We vote for proposals to allow or make easier shareholder action by written consent.

     F. Shareholder Ability to Alter the Size of the Board

        1. We vote for proposals that seek to fix the size of the board.

        2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

     G. Advance Notice Proposals

        1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

     H. Amendment of By-Laws

        1. We vote against proposals giving the board exclusive authority to amend the by-laws.

        2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

(5)  Tender Offer Defenses

     A. Poison Pills

        1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

        3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

     B. Fair Price Provisions

        1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

        2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     C. Greenmail

        1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     D. Unequal Voting Rights

        1. We vote against dual class exchange offers.

        2. We vote against dual class re-capitalization.

     E. Supermajority Shareholder Vote Requirement to Amend the Charter or
        Bylaws

        1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     F. Supermajority Shareholder Vote Requirement to Approve Mergers

        1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

     G. White Squire Placements

        1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)  Miscellaneous Governance Provisions

     A. Confidential Voting

        1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

        2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

     B. Equal Access

        1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     C. Bundled Proposals

        1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

     D. Shareholder Advisory Committees

        1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

(7)  Capital Structure

     A. Common Stock Authorization

        1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

        2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

           a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

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

           b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

        3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

     B. Stock Distributions: Splits and Dividends

        1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

     C. Reverse Stock Splits

        1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

     D. Blank Check Preferred Stock

        1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

        2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

        3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

     E. Adjust Par Value of Common Stock

        1. We vote for management proposals to reduce the par value of common stock.

     F. Preemptive Rights

        1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

           a) Size of the Company.

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

           b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

           c) Percentage of the rights offering (rule of thumb less than 5%).

        2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

     G. Debt Restructuring

        1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

     H. Share Repurchase Programs

        1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     I. Dual-Class Stock

        1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

           - It is intended for financing purposes with minimal or no dilution to current shareholders

           - It is not designed to preserve the voting power of an insider or significant shareholder

     J. Issue Stock for Use with Rights Plan

        1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

(8)  Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

     A. OBRA-Related Compensation Proposals

        1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

           a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

        2. Amendments to Added Performance-Based Goals

           a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

        3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

           a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

        4. Approval of Cash or Cash-and-Stock Bonus Plans

           a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

     B. Expensing of Options

           We vote for proposals to expense stock options on financial statements.

     C. Index Stock Options

           We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

     D. Shareholder Proposals to Limit Executive and Director Pay

        1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

        2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay. We have a policy of voting to limit the level of options and other equity-based compensation arrangements available to management to limit shareholder dilution and management overcompensation. We would vote against any proposals or amendments that would cause the available awards to exceed a threshold of 10% of outstanding fully diluted shares, i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans exceeds 10% of fully diluted shares. We also review the annual award as a percentage of fully diluted shares outstanding.

     E. Golden Parachutes

        1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

        2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

     F. Employee Stock Ownership Plans (ESOPs)

        1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

     G. 401(k) Employee Benefit Plans

        1. We vote for proposals to implement a 401(k) savings plan for employees.

     H. Stock Compensation Plans

        1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

        2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

     I. Directors Retirement Plans

        1. We vote against retirement plans for nonemployee directors.

        2. We vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

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

     J. Management Proposals to Reprice Options

        1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

           -  Historic trading patterns

           -  Rationale for the repricing

           -  Value-for-value exchange

           -  Option vesting

           -  Term of the option

           -  Exercise price

           -  Participation

     K. Shareholder Proposals Recording Executive and Director Pay

        1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

        2. We vote against shareholder proposals requiring director fees be paid in stock only.

        3. We vote for shareholder proposals to put option repricing to a shareholder vote.

        4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9)  State/Country of Incorporation

     A. Voting on State Takeover Statutes

        1. We vote for proposals to opt out of state freezeout provisions.

        2. We vote for proposals to opt out of state disgorgement provisions.

     B. Voting on Re-incorporation Proposals

        1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

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

     C. Control Share Acquisition Provisions

        1. We vote against proposals to amend the charter to include control share acquisition provisions.

        2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

        3. We vote for proposals to restore voting rights to the control shares.

        4. We vote for proposals to opt out of control share cashout statutes.

(10) Mergers and Corporate Restructuring

     A. Mergers and Acquisitions

        1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

     B. Corporate Restructuring

        1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

     C. Spin-offs

        1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     D. Asset Sales

        1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     E. Liquidations

        1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     F. Appraisal Rights

        1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

     G. Changing Corporate Name

        1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

     H. Conversion of Securities

        1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

     I. Stakeholder Provisions

        1. We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

(11) Social and Environmental Issues

     A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

        1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

        2. the percentage of sales, assets and earnings affected;

        3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

        4. whether the issues presented should be dealt with through government or company-specific action;

        5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

        6. whether the company's analysis and voting recommendation to shareholders is persuasive;

        7. what other companies have done in response to the issue;

        8. whether the proposal itself is well framed and reasonable;

        9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

        10. whether the subject of the proposal is best left to the discretion of the board.

     B. Among the social and environmental issues to which we apply this analysis are the following:

        1. Energy and Environment

        2. Equal Employment Opportunity and Discrimination

        3. Product Integrity and Marketing

        4. Human Resources Issues

(12) Miscellaneous

     A. Charitable Contributions

        1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

     B. Operational Items

        1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

        2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

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

        3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

        4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

        5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

        6. We vote against proposals to approve other business when it appears as voting item.

(13) CAM has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that CAM has proxy voting authority with respect to shares of registered investment companies, CAM shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).

The voting policy guidelines set forth in this Section V may be changed from time to time by CAM in its sole discretion.

VI.      RECORD KEEPING AND OVERSIGHT

CAM shall maintain the following records relating to proxy voting:

                  -  a copy of these policies and procedures;

                  -  a copy of each proxy form (as voted);

                  - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

                  - documentation relating to the identification and resolution of conflicts of interest;

                  - any documents created by CAM that were material to a proxy voting decision or that memorialized the basis for that decision; and

                  - a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

Each adviser to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, CAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

CAM Compliance will review the proxy voting process, record retention and related matters on a periodic basis.

                                   APPENDIX A

                                   MEMORANDUM

TO:      All CAM North America Region Employees

FROM:    CAM Legal and Compliance

DATE:    July ____, 2003

RE: New CAM North America Region Proxy Voting Policies and Procedures Conflicts of Interest with respect to Proxy Voting

Citigroup Asset Management (CAM) currently has in place proxy voting policies and procedures designed to ensure that CAM votes proxies in the best interest of client accounts. Attached to this memorandum is a copy of CAM North America Region Proxy Voting Policies and Procedures that have been updated, effective as of July 2003, to comply with a new SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CAM EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CAM IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CAM'S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CAM COMPLIANCE.

         The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of CAM's stated position on certain types of proxy issues and the factors and considerations taken into account by CAM in voting on certain other types of proxy issues.

         The updated proxy voting policies and procedures reflect two major changes. First, Section VI (Recordkeeping and Oversight) of the updated policies and procedures sets forth detailed recordkeeping requirements relating to the proxy voting process, as required by the new SEC rule. CAM Compliance will be working with affected groups to make sure that we are complying with the new record retention requirements. Second, Section IV (Conflicts of Interest) of the updated policies and procedures sets forth procedures designed to identify and address material conflicts of interest that may arise between CAM's interests and those of its clients before proxies are voted on behalf of such clients, as required by the new SEC rule.

         While, as described in Section IV of the updated policies and procedures, CAM will seek to identify significant CAM client relationships and significant, publicized non-CAM affiliate client relationships(1) which could present CAM with a conflict of interest in voting proxies, all CAM employees must play an important role in helping our organization identify potential conflicts of interest that could impact CAM's proxy voting. CAM employees need to (i) be aware of the potential for conflicts of interest on the part of CAM in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) bring conflicts of interest of which they become aware to the attention of a CAM compliance officer.

         A conflict of interest arises when the existence of a personal or business relationship on the part of CAM or one of its employees or special circumstances that arise during the conduct of CAM's business might influence, or appear to influence, the manner in which CAM decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a CAM employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a CAM relationship to try to influence CAM's vote on a proxy with respect to which the CAM relationship is the issuer. Another example would be a situation in which there was contact between CAM and non-CAM personnel in which the non-CAM personnel, on their own initiative or at the prompting of a client of a non-CAM unit of Citigroup, tried to exert pressure to influence CAM's proxy vote(2). Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for CAM. You are encouraged to raise and discuss with CAM Compliance particular facts and circumstances that you believe may raise conflict of interest issues for CAM.

         As described in Section IV of the updated policies and procedures, CAM has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by CAM Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted(3). As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that CAM employees should report all conflicts of interest

-----------------
(1,2) As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer.

(3) Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Voting Committee because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

of which they become aware to CAM Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

         The obligation of CAM employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of CAM Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the CAM employee. Please consult with a CAM Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

                                   Appendix B

                         PROXY VOTING COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Wayne Lin
Amanda Suss

LEGAL REPRESENTATIVES

George Shively
Leonard Larrabee
Thomas Mandia

COMPLIANCE REPRESENTATIVES

Andrew Beagley
Jeffrey Scott
Joseph Hess

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

                       DAVIS SELECTED ADVISERS, LP ("DSA")
                      PROXY VOTING POLICIES AND PROCEDURES

                             AMENDED AUGUST 6, 2003

                                Table of Contents

I.       Introduction

II.      Principals

III.     Fiduciary Duties of Care and Loyalty

IV.      Pre-Determined Voting Policies

V.       Ensuring Proxies are Voted

VI.      Identifying and Resolving Potential Conflicts of Interest

VII.     Proxy Oversight Group

VIII.    Shareholder Activism

IX.      Obtaining Copies of How Proxies Were Voted

X.       Summary of Proxy Voting Policies and Procedures

XI.      Records

XII.     Amendments

Exhibit A: "Pre-Determined Proxy Voting Policies"

                                 I. INTRODUCTION

DSA exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. DSA takes its ownership responsibilities very seriously and believe the right to vote proxies for its clients' holdings is a significant asset of the clients. DSA exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

DSA acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, DSA votes proxies with a focus on the investment implications of each issue. For each proxy vote, DSA takes into consideration its duty to clients and all other relevant facts available to DSA at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The group performs its responsibilities in accordance with proxy voting principles to ensure that DSA's voting policies reflect a thorough analysis of the issues and their potential impact on shareholder value. These principles will frame the analysis of each proxy issue and provide a basis for decision-making in all instances. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services..

                                 II. PRINCIPALS

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. DSA supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. DSA opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Allow responsible management teams to run the business - DSA supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, DSA opposes proposals that limit management's ability to do this. DSA will generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see DSA's Pre-Determined Proxy Voting Policies for more details ("Exhibit A").

                   III. FIDUCIARY DUTIES OF CARE AND LOYALTY

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, DSA must act in the best interest of the client and not in its own interest.

When DSA has been granted the authority to vote client proxies, DSA owes the client the duties of "care" and "loyalty":

(1) The duty of care requires DSA to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2) The duty of loyalty requires DSA to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client's interest to DSA's own interests.

                       IV. PRE -DETERMINED VOTING POLICY

Attached to these Proxy Voting Policies and Procedures is Exhibit A "Pre-Determined Voting Policies" that describe DSA's general proxy voting policies. DSA may, however, deviate from the general polices in order to accomplish a specific objective. All deviations from the stated polices shall be documented.

                         V. ENSURING PROXIES ARE VOTED

The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if DSA has been assigned the right to vote the proxies.

Scope. If a client has not authorized DSA to vote its proxies, then these Policies and Procedures shall not apply to that client's account. The scope of DSA's responsibilities with respect to voting proxies are ordinarily determined by DSA's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

  Cost/Benefit Analysis DSA is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client's best interest, such as when DSA determines that the cost of voting the proxy exceeds the expected benefit to the client. DSA shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

DSA is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company's shares are no longer held by DSA clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients' holdings.

RECORD OF VOTING

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Exhibit A "General Proxy Voting Policies".

          VI IDENTIFYING AND RESOLVING POTENTIAL CONFLICTS OF INTEREST

                         Potential Conflicts of Interest

A potential conflict of interest arises when DSA has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between DSA's interests and those of its clients, DSA will consider:

     (1) Whether DSA has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example , DSA may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to DSA. Such business could include managing company retirement plans, serving as sub-adviser for funds sponsored by the company, l; or

     (2) Whether there are any business or personal relationships between a DSA employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

IDENTIFYING POTENTIAL CONFLICTS OF INTEREST

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1) Votes consistent with Exhibit A "General Proxy Voting Policies" are presumed to be consistent with the best interests of clients;

     (2) DSA may disclose the conflict to the client and obtain the client's consent prior to voting the proxy.

     (3) DSA may obtain guidance from an independent third party

     (4) The potential conflict may be immaterial.

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict:

                           VII. PROXY OVERSIGHT GROUP

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

     (1) Establishes, amends, and interprets proxy voting policies and procedures;

     (2) Oversees how DSA's compliance department (which monitors corporate actions and votes client proxies in accordance with these proxy procedures) executes these duties; and

     (3) Resolves conflicts of interest identified by the Compliance
         Department.

COMPOSITION OF THE PROXY OVERSIGHT GROUP

The following are the members of the Proxy Oversight Group: DSA's:

     (1) Proxy Analyst;

     (2) Chief Compliance Officer; and

     (3) Chief Legal Officer

Two or more members shall constitute a quorum. Meetings may be held telephonically. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

                            VIII SHAREHOLDER ACTIVISM

DSA's fiduciary duties to its clients do not necessarily require DSA to become a "shareholder activist". As a practical matter, DSA will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, DSA may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, DSA may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to DSA's clients.

                  IX OBTAINING COPIES OF HOW PROXIES WERE VOTED

DSA's clients may obtain a copy of the record of how their own proxies were voted by writing to:

         Davis Selected Advisers, L.P.
         Attn: Chief Compliance Officer
         2949 East Elvira Road, Suite 101
         Tucson, Arizona, 85706

No party is entitled to obtain a copy of how proxies, other than their own, were voted without valid government authority.

                X SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

DSA shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of DSA's Proxy Voting Policies and Procedures. This summary shall be included in DSA's Form ADV Part II, which is delivered to all new clients..

                                  XI. RECORDS

DSA shall make retain for the legally required periods the following records:

     (a) Copies of DSA's Proxy Voting Policies and Procedures and each amendment thereof;

     (b) Proxy statements received regarding client securities;

     (c) Records of votes DSA cast on behalf of clients;

     (d) Records of written client requests for proxy voting information and DSA's response;

     (e) Any documents prepared by DSA that were material to making a decision how to vote, or that memorialized the basis of the decision.

                                 XII AMENDMENTS

DSA's Proxy Oversight Group may amend these Proxy Policies and Procedures from time to time. Clients shall be notified of material changes.

                                    EXHIBIT A
                          DAVIS SELECTED ADVISERS, L.P.
                      PRE-DETERMINED PROXY VOTING POLICIES

                             AMENDED: AUGUST 6, 2003

Notice: Davis Selected Advisers, L.P. ("DSA") has established the following general principals for voting proxies on behalf of its clients. While these principals shape our policies, DSA always reviews each proxy individually. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within this document. In such exceptional cases, we will document our reasoning. Although our decisions may prove to have been incorrect in the light of future events, they will always be made with the intention of maximizing the long-term value of our clients' investment. Items not addressed within these policies will be evaluated on a case-by-case basis.

                            I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

As Corporate Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees will be shaped by our assessment of a director's record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors' performance in this area. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. Appropriate hurdles should include the company's performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

Although such a philosophy does not allow for exact precision,

     - We will generally withhold votes for directors of any company that issues options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     - We will generally withhold votes for directors of companies that issue more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     - We will generally withhold votes for any director of any company that issues a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     - We will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

     - We will generally vote for pulling future option grants into the present year.

Directors also bear responsibility for the presentation of a company's financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Specifically,

     - We will generally withhold votes for any director of any company that does not account for employee stock options as an expense in the calculation of net income by January 2004.

     - We will generally withhold votes for any director of any company that uses unrealistic returns and assumptions in calculating a company's pension obligations, expenses or pension fund returns.

In voting on director nominees, we will also consider the following factors:

-    long-term corporate performance

-    nominee's investment in the company

- corporate governance provisions and takeover activity (discussed in Sections III and IV)

-    director compensation

-    number of other board seats held by nominee

-    interlocking directorships

-    nominee's attendance at meetings (past two years)

-    relevant business experience

-    ethical track record

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.

                           II. EXECUTIVE COMPENSATION

We believe in pay for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

     1. Over the long-term, what is the minimum level of shareholder returns below which management's performance would be considered poor?

             -    Performance below that of the S&P 500.

             -    Performance below a pre-selected group of competitors.

             -    Performance below the company's cost of equity capital.

     2. Does the company's proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is "yes," as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate - or actually do not go up at all but are simply volatile - over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned.

Recognizing that many companies have and will continue to issue non-qualified stock options as part of their long term incentive compensation plans, we have devolved guidelines to determine the appropriate maximum amount to be given in any one year. Our thinking on this issue is shaped by the fact that America's Ten Most Admired Companies as determined by Fortune Magazine for 2002 had an average annual option grant over the last seven years of only 1.4 percent (excluding Microsoft at 1.2 percent). As a result, we believe a large option program is not a necessary characteristic of either highly admired or high-performing companies. As a result,

     - We will generally vote against any compensation plan that grants options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     - We will generally vote against any compensation plan that grants more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     - We will generally vote against any compensation plan that grants a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     - We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices.

     - We will generally vote against multi-year authorizations of shares to be used for compensation unless the company's past actions have been consistent with these policies.

     - We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

                           III. TENDER OFFER DEFENSES

A. POISON PILLS

We will generally vote AGAINST management proposals to ratify a poison pill.

We will generally vote FOR shareholder proposals to redeem a poison pill.

B. FAIR PRICE PROVISIONS

We will generally vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. GREENMAIL

We will generally vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E. UNEQUAL VOTING RIGHTS

We will generally vote AGAINST dual class exchange offers.

We will generally vote AGAINST dual class recapitalizations.

F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. WHITE SQUIRE PLACEMENTS

We will generally vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                               IV. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

     - long-term financial performance of the target company relative to its industry

     -   management's track record

     -   background to the proxy contest

     -   qualifications of director nominees (both slates)

     - evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

     -   stock ownership positions

B. REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                           V. PROXY CONTEST DEFENSES

A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

We will generally vote AGAINST proposals to classify the board.

We will generally vote FOR proposals to repeal classified boards and to elect all directors annually.

B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C. CUMULATIVE VOTING

We will generally vote AGAINST proposals to eliminate cumulative voting.

We will generally vote FOR proposals to permit cumulative voting.

D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We will generally vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote FOR proposals to allow or make easier shareholder action by written consent.

F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We will generally vote FOR proposals that seek to fix the size of the board.

We will generally vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                                  VI. AUDITORS

A. RATIFYING AUDITORS

We will generally vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent

     -   Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote FOR shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company. (Sarbanes-Oxley mandates that the partners on a company's audit engagement be subject to five-year term limits.)

                    VII. MISCELLANEOUS GOVERNANCE PROVISIONS

A. CONFIDENTIAL VOTING

We will generally vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote FOR management proposals to adopt confidential voting.

B. EQUAL ACCESS

We will generally vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote AGAINST the proposals. If the combined effect is positive, we will generally vote FOR the proposals.

D. SHAREHOLDER ADVISORY COMMITTEES

We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

E. STOCK OWNERSHIP REQUIREMENTS

We will generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long- term shareholders). We oppose the awarding of stock options to directors.

F. TERM OF OFFICE AND INDEPENDENCE OF COMMITTEES

We will generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

We will generally vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We will generally vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

H. CHARITABLE CONTRIBUTIONS

We will generally vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. AGE LIMITS

We will generally vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

J. BOARD SIZE

We will generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

We will generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K. CUMULATIVE VOTING

We will generally vote AGAINST proposals to eliminate cumulative voting.

We will generally vote FOR proposals to restore or permit cumulative voting.

L. ESTABLISH/AMEND NOMINEE QUALIFICATIONS

We vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote AGAINST shareholder proposals requiring two candidates per board seat.

M. FILLING VACANCIES/REMOVAL OF DIRECTORS

We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

N. OBRA-RELATED COMPENSATION PROPOSALS

-    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
     FEATURES

We will generally vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

-    AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

We will generally vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

-    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a CASE-BY-CASE basis.

-    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

We will generally vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

O. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

We will generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

P. GOLDEN AND TIN PARACHUTES

We will generally vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Q. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

We will generally vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

R. 401(k) EMPLOYEE BENEFIT PLANS

We will generally vote FOR proposals to implement a 401(k) savings plan for employees.

S. STOCK PLANS IN LIEU OF CASH

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a CASE-BY-CASE basis.

We will generally vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a CASE-BY-CASE basis.

T. DIRECTOR RETIREMENT PLANS

We will generally vote AGAINST retirement plans for non-employee directors.

We will generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

                          VIII. STATE OF INCORPORATION

A. VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                    IX. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

-        anticipated financial and operating benefits

-        offer price (cost vs. premium)

-        prospects of the combined companies

-        how the deal was negotiated

-        changes in corporate governance and their impact on shareholder rights

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. APPRAISAL RIGHTS

We will generally vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G. CHANGING CORPORATE NAME

We will generally vote FOR changing the corporate name.

                       X. SOCIAL AND ENVIRONMENTAL ISSUES

In general, we ABSTAIN from voting on shareholder social and environmental proposals on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

                             XI. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measure the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an "allowable increase" for the company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase" we will generally vote AGAINST the proposal.

B. REVERSE STOCK SPLITS

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. BLANK CHECK PREFERRED AUTHORIZATION

We will generally vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote AGAINST the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

We will generally vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. ADJUST PAR VALUE OF COMMON STOCK

We will generally vote FOR management proposals to reduce the par value of common stock.

F. PREEMPTIVE RIGHTS

We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. DEBT RESTRUCTURINGS

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

- Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

- Change in Control - Will the transaction result in a change in control of the company?

- Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self- dealing or other abuses.

H. SHARE REPURCHASE PROGRAMS

We will generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. DUAL-CLASS STOCK

We will generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

We will generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         - It is intended for financing purposes with minimal or no dilution to current shareholders.

         - It is not designed to preserve the voting power of an insider or significant shareholder.

J. ISSUE STOCK FOR USE WITH RIGHTS PLAN

We will generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. PREFERRED STOCK

We will generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

We will generally vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

L. RECAPITALIZATION

We vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M. REVERSE STOCK SPLITS

We will generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis.

N. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

We will generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O. TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

                      DECLARATION MANAGEMENT & RESEARCH LLC
                       PROXY VOTING POLICY AND PROCEDURES

Declaration Management & Research LLC ("Declaration") is a fixed income manager and the securities we purchase for client accounts are predominantly fixed income securities. Accordingly, we are seldom if ever called upon to vote equity securities on our clients' behalf. However, in the event we were granted the discretion to vote proxies for a client's account and an occasion arose where an equity security needed to be voted, we would follow the following proxy voting policy in carrying out our responsibilities to that client.

I. General Principles

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

5) It is our policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not accept partial voting authority nor do we accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies. Clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

Since we cannot currently anticipate circumstances in which Declaration would be called upon to vote an equity security for a client's account, it is difficult to specify in advance how we would vote on particular questions. For routine matters, we would expect to vote in accordance with the recommendation of the issuer's management. For all other matters, we would decide how to vote on a case-by-case basis considering the relevant circumstances of the issuer.

We will from time to time review this proxy voting policy and procedures and may adopt changes from time to time. Clients may contact Carole Parker, our Chief Compliance Officer, by calling 703-749-8240 or via e-mail at cparker@declaration.com to obtain a record of how we voted the proxies for their account.

II.   Process

      At Declaration, the investment research analysts are responsible for performing research on the companies in which we invest. The same analysts would be responsible for decisions regarding proxy voting, as they would be the most familiar with company-specific issues. Portfolio managers may also provide input when appropriate. Proxy voting mechanics are the responsibility of the analyst.

      We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we would weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision would take into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

      We will maintain the records required to be maintained by us with respect to proxies in accordance with the requirements of the Investment Advisers Act of 1940 and, with respect to our registered investment company clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's Edgar system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisors Act or the Investment Company Act.

III.  Conflicts of Interest

      We manage the assets of various public and private company clients, and may invest in the securities of certain of these companies on behalf of our clients. As noted above, we invest principally in fixed income securities with respect to which proxies are not required to be voted. However, in the event we were to be granted the discretion to vote proxies by a client, and an equity security were to be held in that client's portfolio with respect to which a vote was required, we would be responsible for voting proxies for that security. We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships(1) or material personal/family relationships(2) with an issuer (or with a potential target or acquirer, in the case of a proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee (the "Committee"). The Committee consists of the President, the Senior Vice President - Director of Portfolio Management, and the Chief Compliance Officer. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including screening proxies against a list of clients with whom we have a material business relationship. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee actually know of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

      The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

      Declaration is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a public company. It is our general policy not to acquire or hold MFC stock on behalf of our clients. However, in the event that a client were to hold MFC stock in a portfolio which we managed, and we were responsible for voting a MFC proxy on behalf of the client, the Committee would decide how to vote the MFC proxy in a manner that it believes will maximize shareholder value. The Committee will document the rationale for its decision.

      It is Declaration's policy not to accept any input from any other person or entity, including its affiliates, when voting proxies for any security. In the event that a Declaration employee was contacted by any affiliate or any other person or entity, other than by means of standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Officer and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.

--------
(1) For purposes of this proxy voting policy, a "material business relationship" is considered to arise in the event a client has contributed more than 5% of Declaration's annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

(2)For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will in connection with each proxy vote obtain information about (1) personal and/or family relationships between any Declaration employee involved in the proxy vote (e.g., analyst, portfolio manager and/or members of the Proxy Voting Committee, as applicable), and directors or senior executives of the issuer, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuer.

      If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with the Compliance Officer, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

      Adopted 07/03
      Revised 09/04

                            DEUTSCHE ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES

                              ADOPTED: MAY 5, 2003

I.   INTRODUCTION

     Deutsche Asset Management (DeAM)(1) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, DeAM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 CFR 2509.94-2 (July 29,1994).

II.  PROXY VOTING RESPONSIBILITIES

     DeAM's authority and responsibility to vote the proxies for its advisory clients generally is established by its advisory contracts or comparable documents.(2) DeAM may have proxy voting responsibilities for investment companies and other clients for which it serves as investment adviser. With respect to client accounts that are sub-advised by an affiliated or unaffiliated investment adviser, DeAM may have proxy voting responsibilities, or such responsibilities may be delegated to the sub-adviser. Similarly, DeAM may have proxy voting responsibilities with respect to advisory client accounts for which it serves as investment sub-adviser.

III. POLICIES

             1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF CLIENTS

         These Policies and Procedures are intended to ensure that proxies are voted in the best economic interest of its clients. DeAM endeavors to resolve any conflicts of interest exclusively in the best economic interests of DeAM's clients.

             2.  ROLE OF PROXY VOTING WORKING GROUP

-------------------
(1) DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies.

(2) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

         The Proxy Voting Working Group is a formal working group that DeAM's Investment Committee established pursuant to a charter (the "PVWG"). Under its charter, the PVWG is responsible for adopting guidelines that ensure that DeAM votes each proxy in the best economic interests of its client. Accordingly, the PVWG has adopted the Proxy Voting Guidelines, attached as Attachment A, as may be amended from time to time, to govern the Proxy Department's proxy voting activities, as described below.

         DeAM's Proxy Department, a unit of DeAM's Asset Management Operations Group, is responsible for administering DeAM's proxy voting process and for voting proxies in accordance with the Guidelines. The PVWG monitors the Proxy Department's proxy voting activities (see section IV.6 below) and decides how to vote proxies where issues arise that are not covered by the Guidelines or where an exception to the Guidelines may be in the best economic interest of DeAM's clients.

         The Proxy Department Head and the PVWG Chair will refer any proxy issues not covered, in sum or substance, by the Guidelines to the PVWG. After duly considering the issue, the PVWG will vote the proxy accordingly.

         If a member of the Proxy Department, the Proxy Department Head, the PVWG Chair or any member of the PVWG believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring this matter to the attention of the PVWG Chair or the PVWG. If the PVWG determines that voting the proxy in accordance with the Guideline is not in the best economic interests of clients, the PVWG will vote that proxy accordingly.

             3.  PROXY VOTES ARE CAST ON A CASE-BY-CASE BASIS

         Even in the case of proxy votes falling under the Guidelines, each vote takes into consideration the contractual obligations under the advisory agreement, including client directions, and other relevant facts and circumstances at the time of the vote (see discussion above).

     4.  CERTAIN PROXY VOTES MAY NOT BE CAST

         In some cases, the PVWG may determine that it is in the best economic interests of its clients not to vote certain proxies. For example, the PVWG may decide not to vote proxies of issuers subject to share blocking restrictions in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies. For example, some foreign jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often the only way to attempt to vote proxies on the loaned securities. Lastly, the PVWG may determine that the costs to the client(s)

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Deutsche Bank Group.

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         associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

         The Proxy Department Head will coordinate with the PVWG Chair regarding any specific proxies and any categories of proxies that will not be voted.

     5. AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

         Copies of DeAM's Proxy Voting Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at DeAM's discretion. Clients may also obtain information on how their proxies were voted by DeAM as required by law and otherwise at DeAM's discretion.

IV. PROCEDURES

     The key aspects of DeAM's proxy voting process are as follows:

     1.  THE PVWG'S PROXY VOTING GUIDELINES

         The Proxy Voting Guidelines (see Attachment A) set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG developed and updates the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

         The PVWG will review the Guidelines at least annually. The PVWG will make any changes to the Guidelines, whether as a result of the annual review or otherwise, in the best economic interests of clients, and not in response to internal pressure or requests from directors, officers or employees within the Deutsche Bank organization or external pressure from trade associations, the press or other organizations. Before changing the Guidelines, the PVWG will thoroughly review and evaluate the proposed change and the reasons therefor, will ask PVWG members whether anyone within the Deutsche Bank organization has requested or attempted to influence the proposed change, and will fully document its rationale for approving any change to the Guidelines.

         The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. As reflected in the Guidelines, proxies solicited by closed-end

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         investment companies are generally voted in accordance with the pre-determined guidelines of an independent third-party.

     2.  SPECIFIC PROXY VOTING DECISIONS MADE BY PVWG

         As mentioned above, the Proxy Department refers to the PVWG proxy voting cases where, in the opinion of the Proxy Department's Head, the Guidelines do not provide conclusive direction on how to vote the particular proxy. Additionally, if, in the opinion of the PVWG, following the Guidelines may not be in the best economic interests of DeAM's clients, the PVWG will determine how to vote the proxy.

     3.  RESOLUTION OF CONFLICTS OF INTEREST

         A.  Procedures to Address Conflicts of Interest and Improper Influence

         General Rule. As a general matter, the DeAM Proxy Department uniformly votes in accordance with the PVWG's pre-determined Proxy Voting Guidelines.

         Overriding Principle. In all cases where the PVWG votes proxies,(3) the PVWG will vote those proxies in accordance with the best economic interests of DeAM's clients and without input from or consideration of parties involved in any actual or potential conflict of interests and without influence from any officer, director or employee within the Deutsche Bank organization.(4)

         Procedures To Be Followed Where the PVWG Votes Proxies. The PVWG, before voting any proxy, will inquire as to whether any PVWG member (whether voting or ex officio), any non-member employee, officer or director within the Deutsche Bank organization from whom the PVWG seeks proxy voting recommendations or guidance(5) ("PVWG Analysts"), or any employee, officer or director of a sub-adviser of the relevant client(s) or account(s) from whom the PVWG seeks or receives proxy voting recommendations or guidance ("Sub-Advisers") has a personal conflict of interest or has actual knowledge of an actual or apparent conflict of interest.(6) The PVWG also will inquire as to whether any director,

-----------------

(3) As mentioned above, the PVWG votes proxies where voting in accordance with the Guidelines may not be in the best economic interests of clients or where the Guidelines may not specifically dictate how the Proxy Department should vote a particular proxy.

(4) Such influence does not include recommendations from analysts or others that the PVWG may request from time to time.

(5)      E.g., portfolio managers, research analysts.

(6) This inquiry process will be conducted as follows. At the beginning of each meeting of the PVWG, the PVWG Chair will request that the attending PVWG members (voting and ex officio), PVWG Analysts and Sub-Advisers disclose any conflict of interest or improper influence issues involving the matters to be discussed at the meeting. These inquiries and discussions will be properly reflected in the PVWG's minutes.

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Deutsche Bank Group.

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         officer or employee within the Deutsche Bank organization (including
         PVWG members) or any other person (including other DeAM advisory clients, trade associations, and the press) has: (i) requested that the Proxy Department (or any member thereof), a PVWG member or PVWG Analyst either vote, or attempt to improperly influence the PVWG to vote, a particular proxy in a certain manner; or (ii) attempted to improperly influence the Proxy Department (or any member thereof), a PVWG member or PVWG Analyst in connection with proxy voting activities.

         If a PVWG member (whether voting or ex officio) or PVWG Analyst has actual knowledge of an actual or apparent conflict of interest involving the Deutsche Bank organization or is personally involved in an actual or apparent conflict of interest, the member or Analyst has a duty to disclose that fact to the PVWG Chair (or his or her designee) before engaging in any activities or participating in any discussions relating to the relevant proxy and otherwise upon the PVWG's or the Chair's request or inquiry. Similarly, if any officer, director or employee within the Deutsche Bank organization (including PVWG members and PVWG Analysts) or any other person has: (i) requested that a PVWG member or PVWG Analyst vote, or attempt to improperly influence the PVWG to vote, a particular proxy in a certain manner; or (ii) attempted to improperly influence a PVWG member or PVWG Analyst in connection with proxy voting activities, the Proxy Department (any member thereof), PVWG members and PVWG Analysts have a duty to disclose that fact to the PVWG Chair (or his or her designee) before engaging in any activities or participating in any discussions relating to the relevant proxy and otherwise upon the PVWG's or the Chair's request or inquiry.

         The PVWG will exclude any and all PVWG voting or ex officio members and PVWG Analysts who are personally involved in a conflict of interest, have actual knowledge of a conflict of interest, or have been the subject of an improper request or attempted improper influence, as described above, from participating in the PVWG's proxy voting activities regarding, and any discussions of, the particular proxy. The PVWG will also exclude from consideration the views of any Sub-Adviser (whether requested or volunteered) if the PVWG or any member thereof knows that the Sub-Adviser has an actual or apparent conflict of interest with respect to the particular proxy, or has attempted to improperly influence the vote.

         If, after excluding any and all PVWG voting members pursuant to the paragraph above, there are three or more PVWG voting members remaining, those remaining PVWG members will determine how to vote the proxy. If there are fewer than three PVWG voting members remaining, the PVWG will engage an

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

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         independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.(7)

         B.       Investment Companies and Affiliated Public Companies

                  Investment Companies. As reflected in the Guidelines, DeAM votes all proxies solicited by open-end and closed-end investment companies, whether or not advised, sponsored or distributed by DeAM or an affiliate, in accordance with the pre-determined guidelines of an independent third-party.

                  Affiliated Public Companies. For proxies solicited by non-investment company issuers within the DeAM organization, DeAM will engage an independent third-party to vote such proxies, will vote the proxies in accordance with an independent third-party's recommendations, or will vote the proxies in accordance with the pre-determined guidelines of an independent third-party.

         C.       Other Procedures That Limit Conflicts of Interest

         DeAM and other entities in the deutsche bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting. A list and brief description of the most relevant policies, procedures and internal controls follow. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or its members) would be involved in, aware of, or influenced by, an actual or apparent conflict of interest.

         -        Deutsche Bank Americas Code of Professional Conduct Policy.
                  This policy directs employees of DeAM and other Deutsche Bank entities to ensure that their personal interests do not conflict or cause the appearance of a conflict with the interests of customers. Under the policy, employees must report any conflicts to appropriate parties. The policy also generally prohibits DeAM employees involved in the investment or proxy voting process from having contact with other employees of Deutsche Bank or its affiliates. The policy also contains restrictions on outside business activities. Specifically, employees may not act on behalf of Deutsche Bank Americas in connection with any business or potential business involving any person, entity or organization in which the employee or employee's family members have direct or indirect
                  (i) managerial influence, such as serving as an executive officer, director, general partner or similar position, or
                  (ii) substantial ownership or beneficial interest.

------------------
(7) A third party is "independent" if the PVWG, after reasonable and appropriate investigation, determines that the third party has no actual or apparent conflicts of interest with respect to the particular proxy matter.

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For informational purposes only for clients and prospects of members of the
Deutsche Bank Group.

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                  Employees also must promptly disclose any business affiliation that the employee or employee's family members have that might give rise to a conflict of interest, or the appearance of a conflict, by virtue of the employee's duties and position with Deutsche Bank Americas, the nature of the activities of the employee's business unit or the nature of the employee's outside business affiliation. Lastly, employees must obtain the permission of their Managing Director prior to accepting any appointment to serve as an executive officer, director, general partner or similar position of any person, entity or organization that is an existing or prospective customer, supplier or competitor of Deutsche Bank.

         - Deutsche Bank Americas Information Barriers for Sections 13 and 16, and Reg. M Policy. This policy establishes information barriers between Deutsche Bank employees assigned to the Corporate and Investment Banking business group and the Corporate Investments business group (collectively, "CIB"), on the one hand, and Deutsche Bank employees assigned to the Private Clients and Asset Management business group ("PCAM"), which includes DeAM. The information barriers rely upon CIB and PCAM personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees.

         - Deutsche Bank Americas/DeAM Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading Policy. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no Deutsche Asset Management employee may be subject to the supervision or control of any CIB employee. No Deutsche Asset Management employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of Deutsche Asset Management, without the prior approval of Legal or Compliance. Further, no CIB employee shall have any input into the compensation of a Deutsche Asset Management employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, employees of Deutsche Asset Management, as well as employees of certain other U.S. and non-U.S. based asset management affiliates, who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters,

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

                  or initiatives. Further, under no circumstances should investment decisions or proxy votes be discussed with anyone outside of Deutsche Asset Management (and should only be discussed on a need-to-know basis).

         - Deutsche Asset Management Code of Ethics. This Code of Ethics addresses conflicts that may arise between an investment company's portfolio trading activities and the personal trading activities of certain DeAM employees. The Code prohibits conflicts or appearances of conflicts between the personal interests of certain DeAM employees and their responsibilities to clients. Under this Code, employees must disclose any such conflicts to appropriate persons. Employees also must obtain advance approval to serve on the board of any public company or to engage in any outside business activities.

         - Sarbanes-Oxley Senior Officer Code of Ethics. This Code of Ethics addresses, among other things, actual or potential conflicts that may arise between personal interests of fund officers and the interests of the fund. The Code applies to certain DeAM employees who serve as principal executive or financial officers of the investment companies for which DeAM (or an affiliate) serves as investment adviser. The Code directs these individuals to avoid actual or potential conflicts, and to report any known or suspected conflicts to appropriate parties.

         - Deutsche Bank Group Code of Conduct. This Code states that the Deutsche Bank Group seeks to avoid conflicts. Where conflicts are inevitable, the Group resolves conflicts, putting client interests first.

         - Physical Barriers That Limit Conflicts. DeAM employees generally are physically separated from other employees within the Deutsche Bank organization.

         D.       Description of Common Types of Conflicts of Interest

         Various conflicts of interest could arise from time to time in connection with DeAM'S proxy voting activities. A general description of certain of these conflicts follows:

         - Conflicts Between Client Interests and the Personal or Outside Business Interests of Advisory Personnel - A DeAM employee (or friend or family member of the employee) could have a personal or an outside business relationship with the company, companies or persons involved in the vote. In addition, a DeAM employee (or a friend or family member of the employee) could have a financial interest in the outcome of a vote,

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For informational purposes only for clients and prospects of members of the
Deutsche Bank Group.

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                  particularly where employees are permitted to own the same securities that advisory clients hold.

         - Conflicts between Client Interests and the Business Interests of DeAM (or an Affiliate) -- DeAM (or an affiliate) could have a conflict of interest stemming from its desire to retain or gain business. For example, DeAM could be conflicted from an economic incentive to favor one client over another. DeAM also could have conflicts between client interests and DeAM's interests in business relationships with service providers and similar entities (e.g., a voting matter could be positive for the service provider's shareholders, but negative for its business partners). Conflicts also could arise between the personal interests of a client executive and DeAM's fiduciary duty to the same client or another client. Further, DeAM (or an affiliate) may have business relationships with not only the company soliciting the vote, but also another company or party involved in the vote (or a contest), or a director involved in the vote. Conflicts or pressures also may arise from the activities of trade groups and other organizations, either directly, where the organization contacts DeAM about a specific proxy, or indirectly, where the organization tracks and publicizes DeAM's proxy voting activities or record. DeAM would have a conflict of interest in voting on investment company proposals to increase DeAM's advisory fees. Lastly, DeAM's proprietary or monetary interests (or those of an affiliate) also could conflict with DeAM's duty to vote proxies in the best economic interests of clients.

         The above description is not all-inclusive, and other types of conflicts of interests may arise from time to time. To promote greater understanding of the types of conflicts that can arise in connection with proxy voting, the PVWG, with assistance from Legal and Compliance as needed, will hold annual conflicts of interest training sessions for its members, and will promptly provide such training to any new members.

         E.       Current and Future Composition of the PVWG

         The PVWG currently is composed of Dam employees who do not have any formal or informal roles or responsibilities with respect to cib or other areas in the Deutsche Bank organization. the pvwg intends to manage its current and future composition so that no PVWG member serves as a CIB officer, director or employee or serves in those capacities in another area within the deutsche bank organization.

         If a current PVWG member becomes a CIB officer, director or employee or serves in those capacities in another area within the Deutsche Bank organization, the member must promptly inform the PVWG, whereupon the PVWG will determine an appropriate course of action. An appropriate course of action may include requesting the member's resignation from the PVWG, removing the

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         member from the PVWG, or determining that the member should continue serving as such, subject to any conditions or limitations that the PVWG deems appropriate (in addition to any applicable limitations or conditions set forth in the Deutsche Bank Americas/DeAM Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading Policy).

         In evaluating a particular candidate for membership in the PVWG, the chair of the PVWG will consider and evaluate the candidate's potential involvement in actual or apparent conflicts of interest.

             4.   THE PROXY DEPARTMENT'S PROXY VOTING PROCESS

         The Proxy Department's proxy voting process is summarized below. More detail about the process is included in the Proxy Department's Flow Chart and the Desktop Policy and Procedures Manual.

             - A meeting notice is generated by issuing company (or consent-seeking party) specifying intent to conduct a shareholder vote, and setting the record date (in applicable markets) and meeting date for said meeting.

             - Meeting notices are transmitted by issuing company or its distribution agent to DeAM client custodians.

             - DeAM client custodians compile record date holdings for each account holding the relevant security.

             - DeAM client custodians send meeting notice, agenda and ballot share information to DeAM for those accounts where DeAM is designated the authorized proxy decision maker (for other accounts, clients may retain voting discretion or delegate discretion to a third party.). Hard copy or electronic proxy statements and additional materials, if any, are also provided when available. If proxy materials are not timely received directly from an issuer, their soliciting agent or through filings made with the SEC, DeAM will take reasonable steps to obtain them.

             - Due to the large volume of proxies voted and in order to ensure timely voting and adequate record keeping, DeAM utilizes Automated Data Processing's ProxyEdge application to track proxy activity for the vast majority of its accounts. A limited number of DeAM's global custodians deliver through Institutional Shareholder Services' Votex platform. Other applications or platforms may be used in the future.

             - Information maintained on DeAM's voting platforms include a list of upcoming meetings, all account ballots received, and vote decisions.

             - Whenever possible, internal holdings feeds are imported to facilitate reconciliation of ballot share amounts.

             - Both electronic meetings notices and proxy materials received are logged and sorted by date to ensure all meetings are voted and voted timely. A

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                  proxy analyst, in accordance with the Guidelines, executes the proxies for each meeting on the voting platform.

             - The Proxy Department may consult with portfolio managers or research analysts for industry or security specific information. If input from a portfolio manager/analyst raises a question as to whether following the Guidelines is appropriate in the particular instance, the Proxy Department will refer the proxy vote to the PVWG.

             - In order to ensure adequate flexibility for portfolio managers to buy and sell securities, DeAM does not execute proxy votes for stocks subject to shareblocking restrictions.

             - The Proxy Department's Head must disclose to the PVWG's Chair any attempts by any officer, director or employee within the Deutsche Bank organization to influence the manner in which the Proxy Department votes proxies.

V. RECORDKEEPING

DeAM will maintain a record of each vote cast by DeAM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted. In addition, the Proxy Department maintains records for each of the proxy ballots it votes. Specifically, the Department's records include, but are not limited to:

         - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

         - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

         - Analyst worksheets created for stock option plan and share increase analyses

         -   Proxy Edge print-screen of actual vote election.

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Department or the PVWG prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVWG also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DeAM will maintain the above records in an easily accessible place for no less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate DeAM office.

With respect to its investment company clients, DeAM will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

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

considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         -   The name of the issuer of the portfolio security;

         - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

         - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

         -   The shareholder meeting date;

         -   A brief identification of the matter voted on;

         - Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

         - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

         -   Whether the company cast its vote for or against management.

VI. THE PVWG'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the PVWG will monitor the proxy voting process by reviewing summary proxy information presented by the Proxy Department Head. Said reviews include statistical analyses of the number of meetings, seasonal volume changes, proposals voted, proposal types and frequency of votes cast contrary to management. The PVWG will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the PVWG's minutes.

VII. REVIEW OF AND AMENDMENTS TO THE POLICIES AND PROCEDURES

The PVWG will review these Policies and Procedures on a periodic basis. Such reviews will be documented in the PVWG's minutes. As necessary or appropriate, the PVWG may amend these Policies and Procedures from time to time.

ATTACHMENT A - PROXY VOTING GUIDELINES


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For informational purposes only for clients and prospects of members of the
Deutsche Bank Group.

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                                                                    ATTACHMENT A

                             PROXY VOTING GUIDELINES

                             DEUTSCHE BANK AMERICAS
                                    NEW YORK

                            Deutsche Asset Management

                        2003 U.S. Proxy Voting Guidelines
                              (adopted May 5, 2003)

                                   [PICTURE]

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

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                                                            [DEUTSCHE BANK LOGO]

                                TABLE OF CONTENTS

I. BOARD OF DIRECTORS...........................................................     1

   A. ELECTION OF DIRECTORS.....................................................     1
   B. CLASSIFIED BOARDS OF DIRECTORS............................................     1
   C. BOARD AND COMMITTEE INDEPENDENCE..........................................     1
   D. LIABILITY AND INDEMNIFICATION OF DIRECTORS................................     1
   E. QUALIFICATIONS OF DIRECTORS...............................................     2
   F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES.............................     2
   G. PROPOSALS TO FIX THE SIZE OF THE BOARD....................................     2

II. CAPITAL STRUCTURE...........................................................     3

   A. AUTHORIZATION OF ADDITIONAL SHARES........................................     3
   B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK............................     3
   C. STOCK SPLITS/REVERSE STOCK SPLITS.........................................     3
   D. DUAL CLASS/SUPERVOTING STOCK..............................................     3
   E. LARGE BLOCK ISSUANCE......................................................     4
   F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK.............................     4
   G. SHARE REPURCHASES.........................................................     4
   H. REDUCTIONS IN PAR VALUE...................................................     4

III. CORPORATE GOVERNANCE ISSUES................................................     5

   A. CONFIDENTIAL VOTING.......................................................     5
   B. CUMULATIVE VOTING.........................................................     5
   C. SUPERMAJORITY VOTING REQUIREMENTS.........................................     5
   D. SHAREHOLDER RIGHT TO VOTE.................................................     6

IV. COMPENSATION................................................................     7

   A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS.................................     7
   B. EMPLOYEE STOCK OPTION/PURCHASE PLANS......................................     7
   C. GOLDEN PARACHUTES.........................................................     8
   D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION.....................     8
   E. OPTION EXPENSING..........................................................     8

V. ANTI-TAKEOVER RELATED ISSUES.................................................     9

   A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS").................................     9
   B. REINCORPORATION...........................................................     9
   C. FAIR-PRICE PROPOSALS......................................................     9
   D. EXEMPTION FROM STATE TAKEOVER LAWS........................................     9
   E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS....................................    10

VI. MERGERS & ACQUISITIONS......................................................    10

VII. SOCIAL & POLITICAL ISSUES..................................................    10

   A. LABOR & HUMAN RIGHTS......................................................    11
   B. ENVIRONMENTAL ISSUES......................................................    11

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

   C. DIVERSITY & EQUALITY......................................................    11
   D. HEALTH & SAFETY...........................................................    11
   E. GOVERNMENT/MILITARY.......................................................    12
   F. TOBACCO...................................................................    12

VIII. MISCELLANEOUS ITEMS.......................................................    12

   A. RATIFICATION OF AUDITORS..................................................    12
   B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR..........    13
   C. AUDIT FIRM ROTATION.......................................................    13
   D. TRANSACTION OF OTHER BUSINESS.............................................    13
   E. MOTIONS TO ADJOURN THE MEETING............................................    13
   F. BUNDLED PROPOSALS.........................................................    14
   G. CHANGE OF COMPANY NAME....................................................    14
   H. PROPOSALS RELATED TO THE ANNUAL MEETING...................................    14
   I. INVESTMENT COMPANY PROXIES................................................    14

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

I.       BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

Routine: DeAM Policy is to generally vote "for" the uncontested election of directors. Votes for a director in an uncontested election may be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B. CLASSIFIED BOARDS OF DIRECTORS

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C. BOARD AND COMMITTEE INDEPENDENCE

DeAM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. LIABILITY AND INDEMNIFICATION OF DIRECTORS

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E. QUALIFICATIONS OF DIRECTORS

Policy is generally to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G. PROPOSALS TO FIX THE SIZE OF THE BOARD

DeAM Policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

II.      CAPITAL STRUCTURE

A. AUTHORIZATION OF ADDITIONAL SHARES

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK

DeAM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C. STOCK SPLITS/REVERSE STOCK SPLITS

DeAM policy is to generally vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D. DUAL CLASS/SUPERVOTING STOCK

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

E. LARGE BLOCK ISSUANCE

DeAM policy is to address large block issuances of stock on a case-by-case basis considering

a) Whether the proposal has a legitimate business purpose and

b) The potential impact on shareholder value.

Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of business circumstances leading to the request.

F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G. SHARE REPURCHASES

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H. REDUCTIONS IN PAR VALUE.

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

III.     CORPORATE GOVERNANCE ISSUES

A. CONFIDENTIAL VOTING

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B. CUMULATIVE VOTING

Policy is generally to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.

C. SUPERMAJORITY VOTING REQUIREMENTS

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

* Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

D. SHAREHOLDER RIGHT TO VOTE

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

IV.      COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed unreasonably excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

DeAM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

B. EMPLOYEE STOCK OPTION/PURCHASE PLANS

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C. GOLDEN PARACHUTES

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.

D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

DeAM policy is to vote "against"

1.       Proposals to limit benefits, pensions or compensation and

2. Those that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

E. OPTION EXPENSING

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

V.       ANTI-TAKEOVER RELATED ISSUES

A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B. REINCORPORATION

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is generally based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C. FAIR-PRICE PROPOSALS

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights. A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D. EXEMPTION FROM STATE TAKEOVER LAWS

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and generally, to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.      MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis. Information will be incorporated from all available resources including portfolio management, research analysts and/or from independent proxy research sources.

VII.     SOCIAL & POLITICAL ISSUES

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues typically have a more tenuous connection to the economic and corporate governance principles effecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests. We do not support proposals that represent the views and interests only of a specific shareholder group that may be contrary to those of the remaining shareholders.

DeAM's voting policy for some of the most commonly proposed social and political issues are set forth below. Issues not specifically enumerated will be voted on a case-by-case basis. Where issues are deemed best left to the discretion of management or where compliance with standards set statutorily by federal, state or local authorities is sufficient, DeAM generally will not support a more burdensome standard requested by shareholder proposal. However, where specific circumstances or the actions of a company's board or management warrant, the proxy committee reserves the right to depart from any general policy to vote in the shareholders' best interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is generally to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

A. LABOR & HUMAN RIGHTS

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B. ENVIRONMENTAL ISSUES

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power.)

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

C. DIVERSITY & EQUALITY

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D. HEALTH & SAFETY

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

E. GOVERNMENT/MILITARY

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political (or charitable) contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

F. TOBACCO

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

3. Shareholder requests to spin-off or restructure tobacco businesses will generally be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. MISCELLANEOUS ITEMS

A. RATIFICATION OF AUDITORS

DeAM policy is to generally vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C. AUDIT FIRM ROTATION

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D. TRANSACTION OF OTHER BUSINESS

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E. MOTIONS TO ADJOURN THE MEETING

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to a voting decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

F. BUNDLED PROPOSALS

Policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G. CHANGE OF COMPANY NAME

Policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H. PROPOSALS RELATED TO THE ANNUAL MEETING

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I. INVESTMENT COMPANY PROXIES

Generally, DeAM will vote investment company proxies in accordance with Institutional Shareholder Services guidelines.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

                      Fidelity Fund Proxy Voting Guidelines

                         (Funds Sub-advised by FMR Co.)

                                   March 2004

I.   General Principles

     A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

     B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

     C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

     A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

     B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

     C.   Authorization of "Blank Check" Preferred Stock.

     D.   Golden Parachutes:

          1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

          2.   Compensation contracts for outside directors.

          3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

          4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

     E.   Supermajority Provisions.

     F.   Poison Pills:

          1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

          2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

          3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

          4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

          5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

     G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

     H.   Transfer of authority from shareholders to directors.

     I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

     A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

          1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

          2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

          3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
               (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

          4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

          5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

               a. They are granted by a compensation committee composed entirely of independent directors.

               b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

          6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

               a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

               c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

          7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

          8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

     C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

          1. Whether the repricing proposal excludes senior management and directors;

          2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

          3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

     A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

     B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

     C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

     D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

     E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

          1. They are granted by a compensation committee composed entirely of independent directors.

          2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

          1. Whether the restricted stock award exchange proposal excludes senior management and directors;

          2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

          3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.   Other Stock-Related Plans should be evaluated on a case-by-case basis:

     A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus.

           In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

      B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

      C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.   Unusual Increases in Common Stock:

      A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

      B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

      A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.   Avoidance of Potential Conflicts of Interest

      Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

      FMR applies the following policies and follows the procedures set forth below:

      A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

      B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

      C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

      D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.  Executive Compensation

      FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as:
      (i) whether the company has an independent compensation committee; and
      (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

     A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

     B. portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

     Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                             FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies,, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 2

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company's proxy without the knowledge that another affiliate manages that company's retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor which Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 3

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER'S PROXY VOTING POLICIES AND PRINCIPLES

Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost

Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 4

always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Adviser will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion
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PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 5

with regard to social, environmental and ethical issues although Adviser may vote in favor of those that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser's proxy voting decisions for international investments. However, Adviser must be flexible in these markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

1. All proxy materials received will be recorded immediately in a database to maintain control over such materials.

2. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS or other information. The Proxy
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PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 6

Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

3. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS or other independent third party providers of proxy services.

4. The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

6. The Proxy Group will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

7. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

8. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally
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PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 7

enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

9. The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.
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14.11 PROXY VOTING POLICY

I.       INTRODUCTION

Great Companies, LLC Proxy Voting Policy specifically outlines the firm's philosophy and practices of voting on assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non-ERISA accounts. This policy and its accompanying sections apply to voting of proxies on securities held in all firm investment portfolios. In addition, this policy provides guidance on the appropriateness under ERISA of active monitoring of corporate management by plan fiduciaries. Great Companies, LLC has designated a third party service Institutional Shareholder Services to act on its behalf to provide guidance on proxy voting issues for companies' shares which are under control by the firm through it's advisory or sub-adviser role pursuant to existing advisory agreements. This policy is applicable only to supervised assets under management.

The fiduciary duties described in ERISA Sec. 404(a)(1)(A) and (B), require that, in voting proxies, the responsible fiduciary consider those factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives. These duties also require that the named fiduciary appointing an investment manager periodically monitor the activities of the investment manager with respect to the management of plan assets, including decisions made and actions taken by the investment manager with regard to proxy voting decisions. The named fiduciary must carry out this responsibility solely in the interest of the participants and beneficiaries and without regard to its relationship to the plan sponsor.

It is the firm's view that compliance with this proxy policy necessitates proper documentation of the activities that are subject to monitoring. Thus, the firm is required to maintain accurate records as to proxy voting. Moreover, if the named fiduciary is to be able to carry out its responsibilities under ERISA Sec. 404(a) in determining whether the firm is fulfilling its fiduciary obligations in investing plans assets in a manner that justifies the continuation of the management appointment, the proxy voting records must enable the named fiduciary to review not only the firm's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations.

The fiduciary obligations of prudence and loyalty to plan participants and beneficiaries require the firm to vote proxies on issues that may affect the value of the plan's investment. Although the same principles apply to proxies appurtenant to shares of foreign corporations, the firm recognizes that in voting such proxies, plans may, in some cases, incur additional costs. Thus, Great Companies should consider whether the plan's vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan's investment that will outweigh the cost of voting. Moreover, the firm, in deciding whether to purchase shares of a foreign corporation, should consider whether the difficulty and expense in voting the shares is reflected in its market price. This shall be applicable only to non-ADR shares.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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II.      INVESTMENT ADVISERS ACT OF 1940--RULE 206(4)-6 REVISED RULE

Pursuant to SEC adopted rule amendment rule 206(4)-2 under the Advisers Act which requires mutual funds, Advisers, and other SEC registered management companies to adopt and implement written policies and procedures reasonable designed to ensure that the adviser votes proxies in the best interests of its clients. Great Companies, LLC has in place written policies and procedures for Proxy Voting that outlines the firm's philosophy and practices of voting on fully discretional assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non ERISA clients. The firm's Investment Adviser Service Agreement expressly authorized the firm to vote proxies on behalf of clients unless notified in writing by the client that such services shall be the responsibility of the client.

Decisions on voting of proxies will be made by the Adviser unless the client specifically directs otherwise in writing. If the Client so directs that it or another party shall vote proxies, then the Adviser shall have no liability or responsibility whatsoever in connection with the voting of such proxies. If the Adviser retains the responsibility to vote proxies, the Client acknowledges that the Adviser may exercise such vote. The Client also acknowledges that the Adviser may retain an independent third party proxy voting service to facilitate the voting of proxies.

Great Companies, LLC utilizes Institutional Shareholder Services, Inc., ("ISS") a non-affiliated, independent third party service to vote proxies on behalf of clients of the firm. The company provides detailed reports on votes cast on behalf of the firm's clients and such votes are made available via electronic media for dissemination. A full version of the firm's policy may be obtained upon request or via the company's website at www.greatcompanies.com or by phone at 1-800-538-5111.

III.     CONFLICT OF INTEREST

It is the policy of Great Companies, LLC to always in the opinion of the firm, to vote proxies in the best interests of its clients. The duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, Great Companies, LLC must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put Great Companies' own interests above those of its client.

It is the policy of the firm to vote client securities in accordance with a pre-determined policy, based upon the recommendations of an independent third party, Institutional Shareholder Services, and when applicable upon the discretion of the firm's portfolio management team.

It is difficult to determine what conflicts may arise in the proxy voting process due to the numerous scenarios which could arise. For material conflicts of interest that arise within the

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PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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proxy voting process, the firm will seek the clients' consent in writing and disclose all material conflicts to each client before voting.

Great Companies, LLC seeking client consent must provide the client with sufficient information regarding the shareholder vote and the adviser's conflict so that the client can make an informed decision whether or not to consent. Absent disclosure and client consent, Great Companies, LLC must take other steps designed to ensure, and must be able to demonstrate that these steps resulted in, a voting decision that was based on the client's best interest. The firm's portfolio management team and or Compliance Officer will be responsible for documenting all issues relating to any particular conflict in accordance with the firms Document & Electronic Communication Retention Policy.

It is the position of the Great Companies, LLC that in some cases, the firm may decide to expressly give the vote back to the client or it's designee (of course, the client must accept this responsibility in writing) the discretionary authority to vote the proxy directly in the event that a material conflict occurs.

It is the policy of the firm that it shall provide all clients with a copy of any proxy voting results upon request, or shall make such votes available in a manner convenient for all clients. The firm shall provide clients who the firm provides continuous advisory services to, with it's policies and procedures on proxy voting, and the results of such votes, in a manner consistent with the provisions of Rule 206(4)-6 of the Investment Advisers Act of 1940.

IV.      PROXY POLICY GUIDELINES

THE FOLLOWING GUIDELINES INCLUDE PROXY-VOTING RECOMMENDATIONS FOR GREAT COMPANIES, LLC.

THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse

-        Implement or renew a dead-hand or modified dead-hand poison pill

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding

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PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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-        Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

- Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

- Are inside directors and sit on the audit, compensation, or nominating committees

- Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

- In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

SEPARATING CHAIRMAN AND CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE

Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS

Votes on proposals regarding charitable contributions must be evaluated on a case-by-case basis.

PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a case-by case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS

RATIFYING AUDITORS

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote against proposals to classify the board.

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PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE
CHARTER OR BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

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PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS

CONFIDENTIAL VOTING

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

EQUAL ACCESS

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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SHAREHOLDER ADVISORY COMMITTEES

Review on case-by-case basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote case-by-case for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a case-by-case basis proposal to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy-- Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

-        adverse governance changes

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-        excessive increases in authorized capital stock

-        unfair method of distribution

-        diminution of voting rights

-        adverse conversion features

-        negative impact on stock option plans

-        other alternatives such as spin-off

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our methodology for reviewing compensation plans should primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS should value every award type. ISS should include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and should be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

ISS' model should determine a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments should be pegged to market capitalization. ISS should continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a case-by case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

- AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 11 OF 17

[GREAT COMPANIES LOGO]

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

- APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Review on case-by-case basis votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 12 OF 17

[GREAT COMPANIES LOGO]

401(K) EMPLOYEE BENEFIT PLANS

Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a case-by case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 13 OF 17

[GREAT COMPANIES LOGO]

LIQUIDATIONS

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Vote for changing the corporate name.

MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

- ignore a shareholder proposal that is approved by a majority of shares outstanding

- ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

-        are interested directors and sit on the audit or nominating committee

- are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 14 OF 17

[GREAT COMPANIES LOGO]

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote for the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a case-by case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness;

regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON FUNDAMENTAL

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 15 OF 17

[GREAT COMPANIES LOGO]

Vote against proposals to change a fund's fundamental investment objective to non-fundamental.

NAME RULE PROPOSALS

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote against these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 16 OF 17

[GREAT COMPANIES LOGO]

MASTER-FEEDER STRUCTURE

Vote for the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES

ENERGY AND ENVIRONMENT

In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 17 OF 17

[GREAT COMPANIES LOGO]

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION

In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

CONCLUSION

It is the policy of Great Companies that it shall have a written proxy policy that always puts the interest of our clients ahead of our own and the companies in which we invest. This proxy voting policy should be adhered to in a manner consistent with the provisions of ERISA and all other regulatory guidance provided by federal agencies.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 18 OF 17

                           INDEPENDENCE INVESTMENT LLC
                               PROXY VOTING POLICY

At Independence we recognize that many decisions regarding proxy voting can affect the value of a client's account, and, therefore, should be resolved based on in-depth analysis and careful consideration. The following proxy voting policy sets forth both our goals and our process for voting proxies on shares of stock held in client accounts where Independence has discretion to vote the proxies:

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied.

1) As a fiduciary under ERISA or otherwise, proxy-voting authority should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of a client's account. We should vote on proxy questions with the goal of fostering the interests of the participants and beneficiaries of the account.

2) Proxy questions should be considered within the individual company's circumstances. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the subject company's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4)    There are, at least, three general classes of proxy questions:

      a. Routine questions which may routinely be voted in favor of management's recommendations such as auditor approval.

      b. Non-routine questions which will normally be uniformly voted in accordance with policies established by Independence's Investment Committee. Examples of questions of this type are votes for anti-greenmail measures, votes against diluting shareholder rights, or votes for or against generic social issue questions.

      c. Finally, there are questions that should be viewed on a case-by-case basis. Examples of questions in which company circumstances might influence the final decision one way or another are questions regarding mergers and acquisitions, anti-takeover measures, golden parachutes and so forth.

Careful attention must be paid to proxy questions that clearly could affect the economic value of the enterprise in question. In some circumstances, even though a proposal might appear to offer a benefit in the short term, our analysis will conclude that over the long term greater value may be realized by voting against a proposal.

At Independence, the fundamental analysts are responsible for performing research on the companies in which we invest. The same analysts are responsible for decisions regarding proxy voting, as they are the most familiar with company-specific issues. Portfolio managers also provide input when appropriate. By attempting to avoid or sell stocks where the analysts do not have a sufficient comfort level with management, and to continuously monitor management in companies in which we do invest, we attempt to minimize the need for shareholder activism. In general, our philosophy with regard to shareholder activism is as follows: It is the responsibility of management to increase shareholder value. It is our goal to choose the companies that will best increase the value of our clients' portfolios. If we do not believe a company can meet this objective, we should in most cases avoid or sell the stock out of the portfolio.

In certain circumstances the analysts may decide not to vote a proxy where they believe that the costs of voting such a proxy would outweigh the potential benefit to clients (or to the participants and beneficiaries of an ERISA account) of casting a vote. This is more likely to happen where a foreign security is involved.

We currently use Institutional Shareholders Services, Inc. ("ISS") to monitor and complete the proxy voting process for both our domestic and international equity portfolio holdings. ISS is responsible for ascertaining that proxies are received, voted and sent back on a timely basis. Each day our proxy administrator sends ISS our complete list of portfolio holdings. ISS notifies us of shareholder meetings and provides us with an electronic platform on which to vote the proxies. ISS also provides us with an analysis of proxy issues and recommendations for voting, based on criteria that we have approved. Our analysts will consider ISS's recommendations, but voting will be based upon our own analysis. Our analysts direct the manner in which proxies are to be voted, and ISS completes the voting process.

If there is controversy or uncertainty about how any particular proxy question should be voted, our analysts will consult with Independence's senior management and/or the Investment Committee. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

Revised 8/14/02

              JENNISON ASSOCIATES LLC PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              PROXY VOTING SUMMARY

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

PROXY VOTING GUIDELINES

BOARD OF DIRECTORS

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

SELECTION OF AUDITORS

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

CAPITALIZATION

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

ACQUISITIONS, MERGERS AND CORPORATE RESTRUCTURING

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

EQUITY-BASED COMPENSATION

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if the:

-     plan dilution is more than 10% of outstanding common stock,

- plan allows for non-qualified options to be priced at less than 85% of the fair market value on the grant date,

- company allows or has allowed the re-pricing or replacement of underwater options in the past fiscal year (or the exchange of underwater options).

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

- the plan allows stock to be purchased at less than 85% of fair market value;

-     this plan dilutes outstanding common equity greater than 10%

- all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity.

OTHER BUSINESS

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

-     change the company name;

-     approve other business;

-     adjourn meetings;

-     make technical amendments to the by-laws or charters;

-     approve financial statements;

-     approve an employment agreement or contract.

SHAREHOLDER PROPOSALS

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

-     calling for shareholder ratification of auditors;

-     calling for auditors to attend annual meetings;

-     seeking to increase board independence;

-     requiring minimum stock ownership by directors;

- seeking to create a nominating committee or to increase the independence of the nominating committee;

-     seeking to increase the independence of the audit committee.

CORPORATE AND SOCIAL POLICY ISSUES

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                             PROXY VOTING PROCEDURES

THE ROLE OF THE PROXY VOTING SERVICE

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

THE ROLE OF THE PROXY OVERSIGHT GROUP AND COORDINATOR

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

THE ROLE OF MUTUAL FUND TRUSTEES

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

CONFLICTS OF INTEREST

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

                        "PROXY VOTING POLICY & PROCEDURE"

A. PROXY VOTING POLICY:

Kayne Anderson Rudnick Investment Management, LLC ("KAR" or the "firm") acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

Absent special circumstances, it is the policy of the firm to exercise its proxy voting discretion in accordance with its Proxy Voting Guidelines set forth in EXHIBIT A ("Proxy Voting Guidelines"). These guidelines are applicable to the voting of domestic and global proxies.

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality as described below.

B. PROXY VOTING PROCEDURE

As an integral part of the investment process and where authorized by its clients, Adviser has responsibility for voting proxies. The Corporate Actions Department and certain Research Analysts (collectively known as the "Responsible Voting Parties") are responsible for voting proxies on behalf of the respective clients. More specifically, proxy proposals received by KAR, where the Proxy Voting Guidelines outline its general position as voting either "for" or "against", are voted by the Corporate Actions Department. Proxy proposals received by KAR, where the Proxy Voting Guidelines outline its general position as voting on a "case by case" basis, are forwarded to the appropriate Research Analyst, who will review the proposal and issue written voting instructions to the Corporate Actions Department. All proxy voting is executed by the Corporate Actions Department under the supervision of the Director of Operations.

To fulfill its fiduciary duty in voting client proxies, the firm ensures that
(i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; (ii) all proxy votes are cast.

KAR makes a reasonable effort to ensure that the relevant portfolio manager and research analyst are informed of the proxy material in a timely fashion. If a research analyst believes that it is in the best interest of the client or the beneficial owners of the client to vote in a manner contrary to the established Proxy Voting Guidelines, he or she submits a request for the variation, with the reason, to the firm's Exception Committee(1), which decides the issue. Absent these special circumstances, the Proxy Voting Guidelines are followed when voting proxy proposals. To ensure that all proxy votes are cast, the Corporate Actions Department reconciles the number of votes cast with the number of shares held by such clients.

         1. CONFLICTS OF INTEREST

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the firm may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients' proxies the following procedures are followed:

         (i) Where the Proxy Voting Guidelines outline the firm's voting position, as either "for" or "against" such proxy proposal, voting is in accordance with the Adviser's Proxy Voting Guidelines (Exhibit A).

         (ii) Where the Proxy Voting Guidelines outline the firm's voting position to be on a "case- by-case basis" for such proposal, or such proposal is not listed in the Proxy Voting Guidelines, then the assigned Research Analyst will provide the voting recommendation.

         2. OTHER SPECIAL CIRCUMSTANCES

The firm may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, the firm will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 2) where a proxy is received for a client account that has been terminated with the firm, 3) where a proxy is received for a security the firm no longer manages (i.e. the firm had previously sold the entire position), and/or 4) where the exercise of voting rights could restrict the ability of an account's portfolio

----------------
(1) This is a well-established committee of senior management which reviews pricing, account minima, and other routine policy exceptions. The current members are the CEO, CIO, COO, and the Managing Director for trading and portfolio administration. The committee requires two affirmative votes to approve an exception.

manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the Adviser has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

         3. ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Consistent with Labor Department positions, it is the policy of KAR to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

C.  PROXY VOTING RECORDS

As required under rule 204-2 of the Advisers Act, KAR shall maintain the following proxy records:

         (i) A copy of these policies and procedures;

         (ii) A copy of each proxy statement the firm receives regarding client's securities;

         (iii) A record of each vote cast by the firm on behalf of a client;

         (iv) A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

         (v) A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The firm may rely on one or more third parties to make and retain the records referred to in items (ii) and (iii) above.

D.  CLIENT DISCLOSURE

As disclosed in Schedule H of the ADV Part II, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquiries about how a particular proxy proposal was voted that information will be provided to the client in a timely manner.

               KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

                             PROXY VOTING GUIDELINES

These guidelines supplement the Proxy Voting Policy of Kayne Anderson Rudnick Investment Management, LLC ("Adviser" or the "firm") and provide general direction of how Adviser will vote on a number of significant and recurring ballot proposals. The fundamental policy followed by Adviser in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the guidelines set forth.

This list is not all inclusive.

I.    THE BOARD OF DIRECTORS

         A. Voting on Director Nominees in Uncontested Elections

         Adviser generally votes for director nominees in uncontested elections, absent countervailing factors such as a lack of director independence (see below) or chronic, unjustified absenteeism or other disqualifying factors.

         B. Chairman and CEO are the Same Person

         Adviser generally votes against shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

         C. Director Independence

         Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the Adviser has a bias toward a majority of independent directors. Adviser will evaluate shareholder proposals relating to number of independent directors on a case-by-case basis.

         Adviser generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

         Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the firm will consider a board candidate or member to lack independence if, he or she:

         -   is an officer or full-time employee of the company;

         - is a former employee of the company regardless of when he/she may have left the company; provides, or if his or her firm provides, a material level of professional services (e.g., through a consulting or advisory arrangement, whether formalized by a contract or not);

         - has any transactional relationship with the company granted on terms not generally available; is a founder of the company and not a current employee; or

         - has a close family relationship to an executive officer of the company, whether by blood or marriage.

         D. Stock Ownership Requirements

         Adviser generally votes for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

         E. Term of Office

         Adviser generally votes against shareholder proposals to limit the tenure of outside directors.

         F. Director and Officer Indemnification and Liability Protection

         Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis. Adviser generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law. Additionally, the proposals should cover only future actions and not fraud or gross negligence.

         G. Charitable Contributions

         Adviser generally votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II.   PROXY CONTESTS

         A. Voting for Director Nominees in Contested Elections

         Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

         - long-term financial performance of the target company relative to its industry;

         -   management's track record;

         -   background to the proxy contest;

         -   qualifications of director nominees (both slates);

         - evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

         -   stock ownership positions.

         B. Reimburse Proxy Solicitation Expenses

         Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III.  AUDITORS

         A. Ratifying Auditors

         Adviser generally votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company and is not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

         Adviser, on a case-by-case basis, votes shareholder proposals that seek to restrict the ability of a company's auditors to provide non-audit services.

         Adviser, on a case-by-case basis, votes shareholder proposals that would request a company to periodically change its audit firm.

IV. PROXY CONTEST DEFENSES

         A. Board Structure: Staggered vs. Annual Elections

         Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

         B. Shareholder Ability to Remove Directors

         Adviser generally votes against proposals that provide directors may be removed only for cause.

         Adviser generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

         C. Cumulative Voting

         Adviser generally votes against proposals to eliminate cumulative voting. The firm generally votes for proposals to permit cumulative voting.

         D. Shareholder Ability to Call Special Meetings

         Adviser generally votes against proposals to restrict or prohibit shareholder ability to call special meetings.

         E. Shareholder Ability to Act by Written Consent

         Adviser generally votes for proposals to restrict or prohibit shareholder ability to take action by written consent.

         F. Shareholder Ability to Alter the Size of the Board

         Adviser generally votes against proposals limiting management's ability to alter the size of the board.

V.   TENDER OFFER DEFENSES

         A. Poison Pills

         Adviser generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

         Adviser generally votes against proposals to ratify a poison pill.

         B. Greenmail

         Adviser generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

         Adviser generally votes on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

         C. Unequal Voting Rights

         Adviser generally votes against dual class exchange offers.

         Adviser generally votes against dual class recapitalizations.

         D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

         Adviser generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

         Adviser generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

         E. Supermajority Shareholder Vote Requirement to Approve Mergers

         Adviser generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

         Adviser generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

         F. White Squire Placements

         Adviser, on a case-by-case basis, votes shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

VI. MISCELLANEOUS GOVERNANCE PROVISIONS

         A. Confidential Voting

         Adviser generally votes against proposals requiring confidential voting and independent vote tabulators.

         B. Equal Access

         Adviser, on a case-by-case basis, votes shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

         C. Bundled Proposals

         Adviser, on a case-by-case basis, votes bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, Adviser examines the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, Adviser will vote against the proposals. If the combined effect is positive, Adviser will support such proposals.

         D. Shareholder Advisory Committees

         Adviser, on a case-by-case basis, votes proposals to establish a shareholder advisory committee.

VII. CAPITAL STRUCTURE

         A. Common Stock Authorization

         Adviser, on a case-by-case basis, votes proposals to increase the number of shares of common stock authorized for issue.

         B. Stock Distributions: Splits and Dividends

         Adviser generally votes for management proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split.

         C. Reverse Stock Splits

         Adviser generally votes for management proposals to implement a reverse stock split, provided management demonstrates a reasonable basis for the reverse split.

         D. Blank Check Preferred Authorization

         Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

         E. Shareholder Proposals Regarding Blank Check Preferred Stock

         Adviser, on a case-by-case basis, votes shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

         F. Adjust Par Value of Common Stock

         Adviser generally votes for management proposals to reduce the par value of common stock.

         G. Preemptive Rights

         Adviser generally reviews on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, Adviser looks at the size of a company and the characteristics of its shareholder base. Adviser generally opposes preemptive rights for publicly-held companies with a broad stockholder base.

         H. Debt Restructuring

         Adviser reviews, on a case-by-case basis, proposals to increase common or preferred shares and to issue shares as part of a debt restructuring plan. Adviser will consider the following issues:

         Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution be to any future earnings?

         Change in Control--Will the transaction result in a change in control of the company?

         Bankruptcy--Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

         Adviser reviews, on a case-by-case basis, proposals that facilitate debt restructurings.

         I. Share Repurchase Programs

         Adviser generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. EXECUTIVE AND DIRECTOR COMPENSATION

         Adviser, on a case-by-case basis, votes on executive and director compensation plans. Adviser generally votes for compensation plans if the following criteria are met:

         Voting Power Dilution-The sum of new shares authorized plus shares available for grant under all existing plans and options granted, but not yet exercised, does not exceed 5 percent of shares outstanding as of record date. This threshold is increased to 10 percent for companies in the technology, banking, and financial services industries.

         Discounts -The exercise price is no less than 100 percent of fair market value at the time of grant.

         Repricing -The company has not repriced underwater stock options during the past three years.

         A.  OBRA-Related Compensation Proposals

         - Amendments that Place a Cap on Annual Grant or Amend Administrative Features

             Adviser generally votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants anyone participant may receive to comply with the provisions of Section 162(m) of the Omnibus Reconciliation Act of 1993 ("OBRA") regarding executive compensation.

         -   Amendments to Added Performance-Based Goals

             Adviser generally votes for amendments to add performance goals to existing compensation plans to comply with the provisions of
             Section 162(m) of OBRA.

         -   Amendments to Increase Shares and Retain Tax Deductions Under OBRA

             Adviser, on a case-by-case basis, votes on amendments to existing plans that would both increase shares reserved and qualify the plan for favorable tax treatment under the provisions of Section 162(m) of OBRA.

         -   Approval of Cash or Cash-and-Stock Bonus Plans

             Adviser, on a case-by-case basis, votes proposals relating to cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

         B. Shareholder Proposals to Limit Executive and Director Pay

         Adviser generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

         Adviser, on a case-by-case basis, votes other shareholder proposals that seek to limit executive and director pay.

         C. Golden and Tin Parachutes

         Adviser generally votes for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

         D. Employee Stock Ownership Plans and Other Broad-Based Employee Stock Plans

         Adviser generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is "excessive" (i.e., generally greater than ten percent (10%) of outstanding shares).

         E.  401(k) Employee Benefit Plans

         Adviser generally votes for proposals to implement a 401(k) savings plan for employees.

         F. Director Retirement Benefits

         Adviser, on a case-by-case basis, votes shareholder proposals requesting companies cease to pay retirement benefits to directors.

         G. Stock Option Expensing

         Pending the adoption of definitive rules on option expensing by the Financial Accounting Standards Board (FASB), Adviser generally supports shareholder proposals requesting that companies expense options.

IX.  STATE OF INCORPORATION

         A.  Voting on State Takeover Statutes

         Adviser generally votes against proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

         B. Voting on Reincorporation Proposals

         Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  MERGERS AND CORPORATE RESTRUCTURINGS

         A. Mergers and Acquisitions

         Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

         - anticipated financial and operating benefits; offer price (cost vs. premium);

         -   prospects of the combined companies; how the deal was negotiated;
             and

         - changes in corporate governance and their impact on shareholder rights.

         B. Corporate Restructuring

         Adviser, on a case-by-case basis, votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales.

         C. Spin-offs

         Adviser, on a case-by-case basis, votes on spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

         D. Asset Sales

         Adviser, on a case-by-case basis, votes on asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

         E. Liquidations

         Adviser, on a case-by-case basis, votes on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

         F. Appraisal Rights

         Adviser generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

         G. Changing Corporate Name

         Adviser generally votes for changing the corporate name.

         H. Adjourn Meeting

         Adviser, on a case-by-case basis, votes on proposals giving management discretion to adjourn a meeting of shareholders in order to solicit additional votes.

XI.  MUTUAL FUNDS

         A. Election of Trustees

         Adviser, on a case-by-case basis, votes on trustee nominees.

         B. Investment Advisory Agreement

         Adviser, on a case-by-case basis, votes on investment advisory agreements.

         C. Fundamental Investment Restrictions

         Adviser, on a case-by-case basis, votes on amendments to a fund's fundamental investment restrictions.

         D. Distribution Agreements

         Adviser, on a case-by-case basis, votes on distribution agreements.

XII. SOCIAL AND ENVIRONMENTAL ISSUES

Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

                             PROXY VOTING POLICY OF
                        LAZARD ASSET MANAGEMENT LLC AND
                     LAZARD ASSET MANAGEMENT (CANADA), INC.

A. INTRODUCTION

         As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

         This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. RESPONSIBILITY TO VOTE PROXIES

         Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, but over which Lazard exercises no investment discretion, are not voted by Lazard.

C. GENERAL ADMINISTRATION

         1. OVERVIEW

         Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee currently consisting of Michael Bennett, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Director and a Portfolio Manager for Lazard's U.S. equity products, and Melissa Cook, Lazard's Global Head of Research. The Proxy

Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal and Compliance Department must be present at all Proxy Committee meetings.

         2. ROLE OF THIRD PARTIES

         To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

         ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

         3. VOTING PROCESS

         Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

         Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

         In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

         ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D. SPECIFIC PROXY ITEMS

         Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

         1. ROUTINE ITEMS

         Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

         -    routine election or re-election of Directors;

         - appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

         -    issues relating to the timing or conduct of annual meetings;

         -    directors' liability and indemnification; and

         -    name changes.

         2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS

         Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

                  a.  BOARD OF DIRECTOR AND ITS COMMITTEES

         Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

                  - FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

                  - FOR a requirement that a majority of Directors be independent;

                  - ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have those committees or sufficient independence;

                  - FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

                  - FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation, in which case, it is ON A CASE -BY-CASE BASIS;

                  - FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

                  - ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

                  - AGAINST shareholder proposals calling for the establishment of shareholder advisory committees or, absent a demonstrable need, the establishment of other committees;

                  - AGAINST shareholder proposals seeking union or special-interest representation on the Board;

                  - AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

                  - ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

                  - AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

                  - AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

                  b. ANTI-TAKEOVER MEASURES

         Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

                  - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

                  - AGAINST shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

                  - AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

                  -   AGAINST "blank check" preferred stock; and

                  - ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

                  c. CONDUCT OF SHAREHOLDER MEETINGS

         Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

                  -   AGAINST proposals to adjourn meetings;

                  - AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

                  -   FOR proposals providing for confidential voting;

                  - AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

                  - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

                  -   ON A CASE-BY-CASE BASIS on changes to quorum requirements.

         3. CHANGES TO CAPITAL STRUCTURE

         Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

                  - FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

                  -   FOR stock splits and reverse stock splits;

                  - ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

                  - ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

                  - FOR management proposals to adopt or amend dividend reinvestment plans;

                  - AGAINST changes in capital structure designed to be used in poison pill plans; and

                  - ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

         4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES

         Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

                  -   ON A CASE-BY-CASE BASIS regarding all stock option plans;

                  - AGAINST restricted stock plans that do not involve any performance criteria;

                  -   FOR employee stock purchase plans;

                  - ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

                  -   FOR deferred compensation plans;

                  - ON A CASE-BY-CASE BASIS on proposals to approve executive loans to exercise options;

                  -   AGAINST proposals to re-price underwater options;

                  - AGAINST shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

                  - AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

         5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS

         Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

         6. SOCIAL AND POLITICAL ISSUES

         Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

         Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote AGAINST most of these proposals. Lazard has adopted Approved Guidelines to vote FOR measures relating to ILO Principles, the adoption of anti-discrimination policies and certain other similar proposals.

E. VOTING NON-U.S. SECURITIES

         Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. CONFLICTS OF INTEREST

         1. OVERVIEW

         Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

         Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

         - Lazard Freres & Co. LLC ("LFNY"), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking or capital markets relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

         - Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

         - Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

         - A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

         2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS

         All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LFNY or any of their Managing Directors, officers, employees or affiliates.

         ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LFNY or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LFNY and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

         Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

         3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS

         Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

                  a.  WHERE APPROVED GUIDELINE IS FOR OR AGAINST

         Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will determine whether a conflict of interest or potential conflict of interest exists by: (1) determining whether the sponsor of the proposal is a Lazard client and notifying Lazard's Chief Compliance Officer if the sponsor is a Lazard client; and (2) notifying the Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

         If it appears that a conflict of interest exists, the Manager of ProxyOps and the Chief Compliance Officer will convene a meeting of the Proxy Committee, which will determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

         If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

                  b. WHERE APPROVED GUIDELINE IS CASE-BY-CASE

         In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. In determining whether a conflict of interest or a potential conflict of interest may exist, the Manager of ProxyOps will: (1) determine whether the sponsor of the proposal is a Lazard client and notify Lazard's Chief Compliance Officer if the sponsor is a Lazard client; and (2) notify the Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

         If it appears that a conflict of interest exists, the Manager of ProxyOps and the Chief Compliance Officer will convene a meeting of the Proxy Committee, which will determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LFNY having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the recommendation of ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

                  g. REVIEW OF POLICY

         The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

REVISED AS OF JUNE 30, 2003

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                   LEGG MASON FUNDS MANAGEMENT, INC & LMM, LLC
                         PROXY PRINCIPLES AND PROCEDURES

OVERVIEW

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC ("The Group") have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure The Group exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Group assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote The Group takes into consideration its duty to its clients and all other relevant facts available to The Group at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. The Group employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. We believe the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. We support policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. We oppose proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - We support policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, we oppose proposals that limit management's ability to do this. We generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see The Group's proxy voting guidelines for more details ("Schedule A").

PROCEDURES

OVERSIGHT

The Group's Chief Investment Officer (CIO) has full authority to determine The Group's proxy voting principles and procedures and vote proxies on behalf of The Group's clients. The Group's CIO has delegated oversight and implementation of the firm's proxy voting process, including the principles and procedures that govern it, The Group's Proxy Officers and Compliance Officers. No less than a quorum of these Officers(1) will meet from time to time, but no less than annually, to review existing principles and procedures in light of The Group's duties as well as applicable laws and regulations to determine if any changes are necessary.

LIMITATIONS

We recognize proxy voting as a valuable right of company shareholders. Generally speaking, The Group votes all proxies it receives. However, The Group intends to refrain from voting in certain circumstances. The Group may refrain from voting a proxy if, for example, the company's shares are no longer held by The Group's clients at the time of the meeting. Additionally, The Group may refrain from voting a proxy if it concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

PROXY ADMINISTRATION

The Group instructs each client custodian to forward proxy materials to the The Group Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to The Group. The Group uses Institutional Shareholder Services ("ISS") to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

      The Compliance Officer

      1. The Compliance Officer reviews the proxy issues and identifies any potential material conflicts between the adviser's interests and those of the client. The Group believes and understands it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to The Group or its affiliates.

              a.  Identifying Potential Conflicts

                  In identifying conflicts of interest the Compliance Officer will review the following issues:

                       - Whether The Group has an economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

                       - Whether there are any business or personal relationships between an The Group employee and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; and

------------------
(1) Quorum is defined as two Proxy Officers and one Compliance Officer.

                       - Whether the Proxy Officer knows that an affiliate of The Group has a material economic, business or personal relationship that is likely to result in a potential conflict between the interests of the affiliate and The Group's clients.

               b. Assessing Materiality

                  A potential conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, the potential conflict is likely to have an impact on the manner in which the subject shares are voted.

      2. If the Compliance Officer determines that a potential material conflict of interest may exist:

                       (a) The Compliance Officer may consult with legal counsel and/or The Group's CIO to determine if the conflict is material.

                       (b) If the conflict is not material, the proxy issue is forwarded to the Proxy Officer for voting.

                       (c) If the conflict is material, the Compliance Officer may choose any of the following approaches to address the conflict:

                              1. If The Group's proxy principles or guidelines address the specific issues in the conflicted proxy, the Compliance Officer votes the issues according to The Group's principles and returns the signed, voted form to the Proxy Administrator.

                              2.  If the conflicted proxy issue is not
                                  specifically addressed in The Group's
                                  principles, the Compliance Officer will follow the vote recommendation of an "Independent Voting Delegate".

                              3. Alternatively, the Compliance Officer may disclose the conflict to clients and obtain their consent to vote.

      The Proxy Officer

      1. The Proxy Officer reviews proxies and evaluates matters for vote in light of The Group's principles and guidelines. The Proxy Officer may seek additional information from The Group's investment team, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with The Group's CIO for guidance on proxy issues. Generally, the Proxy Officer will not consult its affiliates during this process. All documents that had a material impact on the basis for the vote are maintained by The Group.

      2. The Proxy Officer returns the signed, voted form to the Proxy Administrator.

      The Proxy Administrator

      1. Provides custodians with instructions to forward proxies to The Group for all clients for whom The Group is responsible for voting proxies.

      2. When proxies are received, reconciles the number of shares indicated on the proxy with The Group internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies. The Proxy Administrator will use best efforts to obtain missing proxies from custodian.

      3. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by The Group clients as of the meeting date.

      4. Ensures the Proxy and Compliance Officers are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner.

      5. Per instructions from the Proxy Officer or Compliance Officer, votes proxy issues via ISS' software, online or via facsimile.

      6. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents will be maintained onsite for two years and in an accessible place for another three years with regard to proxies:

      1. Copy of current policies and procedures will be maintained and available to clients upon request.

      2. Proxy statements received regarding client securities will be maintained in electronic format via Edgar or similar third party and will be available to clients upon request.

      3. Documents created by The Group that were material to making a decision how to vote proxies will be maintained in Multex, similar third party software or paper file.

      4.    Copies of the voting record will be maintained via ISS.

      5. A proxy log including: issuer name, exchange ticker symbol of the issuer's shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer's management team.

      6. Each written client request for proxy voting records and The Group's written response to any client request for such records.

                                   SCHEDULE A
                        THE GROUP PROXY VOTING GUIDELINES

The Group maintains these proxy-voting guidelines, which set forth the manner in which The Group generally votes on issues that are routinely presented. Please note that for each proxy vote The Group takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1)    Obligations of the Board of Directors

2)    Compensation of management and the Board of Directors

3)    Take-over protections

4)    Shareholders' rights

                         PROXY ISSUE                                              THE GROUP GUIDELINE
-----------------------------------------------------------------------------     --------------------
BOARD OF DIRECTORS

INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated directors,                     For
independent of management

NOMINATING PROCESS: independent nominating committee seeking qualified                    For
candidates, continually assessing directors and proposing new nominees

SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be no larger than              For
15 members

CUMULATIVE VOTING FOR DIRECTORS                                                           For

STAGGERED BOARDS                                                                        Against

SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)                               Case-by-Case

COMPENSATION REVIEW PROCESS: compensation committee comprised of                          For
outside, unrelated directors to ensure shareholder value while rewarding good performance

DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of liability and                 For
provide indemnification

AUDIT PROCESS                                                                             For

BOARD COMMITTEE STRUCTURE: audit, compensation, and nominating and/or                     For
governance committee consisting entirely of independent directors

MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board activities                   For
amts should be approved by a board of independent directors and reported in proxy

FIXED RETIREMENT POLICY FOR DIRECTORS                                                 Case-by-Case

OWNERSHIP REQUIREMENT: all directors have direct and material cash                        For
investment in common shares of Company

PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder advisory                        For
committees, requirement that candidates be nominated by shareholders, attendance at meetings)

ANNUAL REVIEW OF BOARD/CEO BY BOARD                                                       For

PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)                                  For

VOTES FOR SPECIFIC DIRECTORS                                                          Case-by-Case

                                  - Continued -

                                                                                               THE GROUP
                              PROXY ISSUE                                                      GUIDELINE
-----------------------------------------------------------------------------     -----------------------------------
MANAGEMENT AND DIRECTOR COMPENSATION

STOCK OPTION AND INCENTIVE COMPENSATION PLANS:                                               Case-by-Case

FORM OF VEHICLE: grants of stock options, stock appreciation rights,                         Case-by-Case
phantom shares and restricted stock

PRICE                                                                             Against plans whose underlying
                                                                                  securities are to be issued at less
                                                                                  than 100% of the current market value

RE-PRICING: plans that allow the board of directors to lower the exercise                       Against
price of options already granted if the stock price falls or under-performs the market

EXPIRY: plan whose options have a life of more than ten years                                Case-by-Case

EXPIRY: "evergreen" stock option plans                                                          Against

DILUTION:                                                                         Case-by-Case - taking into account
                                                                                  value creation, commitment to
                                                                                  shareholder-friendly policies, etc.

VESTING: stock option plans that are 100% vested when granted                                   Against

PERFORMANCE VESTING: link granting of options, or vesting of options                              For
previously granted, to specific performance targets

CONCENTRATION: authorization to allocate 20% or more of the available                           Against
options to any one individual in any one year

DIRECTOR ELIGIBILITY: stock option plans for directors if terms and                          Case-by-Case
conditions are clearly defined and reasonable

CHANGE IN CONTROL: stock option plans with change in control provisions                         Against
that allow option holders to receive more for their options than shareholders would receive for their shares

CHANGE IN CONTROL: change in control arrangements developed during a                            Against
take-over fight specifically to entrench or benefit management

CHANGE IN CONTROL: granting options or bonuses to outside directors in                          Against
event of a change in control

BOARD DISCRETION: plans to give Board broad discretion in setting terms                         Against
and conditions of programs

EMPLOYEE LOANS: proposals authorizing loans to employees to pay for                             Against
stock or options

DIRECTOR COMPENSATION: % of directors' compensation in form of                                    For
common shares

GOLDEN PARACHUTES                                                                            Case-by-Case

EXPENSE STOCK OPTIONS                                                                             For

SEVERANCE PACKAGES: must receive shareholder approval                                             For

LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS                                        Against

RELOAD OPTIONS                                                                                  Against

PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES                                              Against

EMPLOYEE STOCK PURCHASE PLANS                                                                Case-by-Case

                                  - Continued -

                             PROXY ISSUE                                                      THE GROUP GUIDELINE
-----------------------------------------------------------------------------             ----------------------------
TAKEOVER PROTECTIONS

SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the equal                                 Against
treatment of shareholders in the event of a bid and allowing the corp.
enough time to consider alternatives to a bid

GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER PURCHASE                                 Case-by-Case
TRANSACTIONS

LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that serve to                                   Against
prevent competing bids in a takeover situation

CROWN JEWEL DEFENSES                                                                              Against

PAYMENT OF GREENMAIL                                                                              Against

"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION" PROVISIONS:                                        Against
provisions that seek to limit the discretion of a future board to redeem the plan

CHANGE CORPORATION'S DOMICILE: if reason for re-incorporation is to take                          Against
advantage of protective statutes (anti-takeover)

POISON PILLS: receive shareholder ratification                                                      For

REDEMPTION/RATIFICATION OF POISON PILL                                                              For

SHAREHOLDERS' RIGHTS

CONFIDENTIAL VOTING BY SHAREHOLDERS                                                                 For

DUAL-CLASS SHARE STRUCTURES                                                                       Against

LINKED PROPOSALS: with the objective of making one element of a proposal                          Against
more acceptable

BLANK CHECK PREFERRED SHARES: authorization of, or an increase in, blank                          Against
check preferred shares

SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS: management seeks                                 Against
to increase the number of votes required on an issue above two-thirds of the outstanding shares

INCREASE IN AUTHORIZED SHARES: provided the amount requested is                                     For
necessary for sound business reasons

SHAREHOLDER PROPOSALS                                                                          Case-by-Case

STAKEHOLDER PROPOSALS                                                                          Case-by-Case

ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING RIGHTS TO BE                                 Against
DETERMINED BY THE BOARD WITHOUT PRIOR SPECIFIC SHAREHOLDER
APPROVAL

"FAIR PRICE" PROVISIONS: Measures to limit ability to buy back shares from                          For
particular shareholder at higher-than-market prices

PREEMPTIVE RIGHTS                                                                                   For

ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE PRIOR                                       For
SHAREHOLDER APPROVAL (including "anti-takeover" measures)

ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT                                                         For

ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS                                                         For

SOCIAL AND ENVIRONMENTAL ISSUES                                                           As recommended by Company
                                                                                                 Management

REIMBURSING PROXY SOLICITATION EXPENSES                                                         Case-by-Case

Source: The Group. Last updated 12 July 2004.

                                                                  April 22, 2003

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

         There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of a potential conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if such a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this conflict to the affected Funds' Proxy Committees, and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

                       SUMMARY OF PROXY VOTING GUIDELINES

         Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

         Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

         There are some actions by directors that may result in votes being withheld. These actions include:

         1) Attending less than 75% of board and committee meetings without a valid excuse.

         2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

         3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

         4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

         5)       Failing to replace management as appropriate.

         We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

         We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

         1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

         2)       Management's rationale for why the repricing is necessary.

         3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

         4) Other factors, such as the number of participants, term of option, and the value for value exchange.

         In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

         Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

         Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

         - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

         -    No dead-hand or no-hand pills.

         - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

         - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                               SEPTEMBER 17, 2003

            Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").

            These policies and procedures include:

            A.    Voting Guidelines;

            B.    Administrative Procedures;

            C.    Monitoring System;

            D.    Records Retention; and

            E.    Reports.

A.    VOTING GUIDELINES

      1.    GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

            MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

            MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding

                                     - 1 -
73863
      principle. These underlying guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

            As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

            From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

            These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

      2. MFS' POLICY ON SPECIFIC ISSUES

            NON-SALARY COMPENSATION PROGRAMS

            Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

                                     - 2 -
73863

            Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

            MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

            MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

            MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

            "GOLDEN PARACHUTES"

            From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

            ANTI-TAKEOVER MEASURES

            In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

            REINCORPORATION AND REORGANIZATION PROPOSALS

            When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management

                                     - 3 -
73863
      proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

            DILUTION

            There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

            CONFIDENTIAL VOTING

            MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

            INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

            While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

            INDEPENDENT AUDITORS

            Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

                                     - 4 -
73863

            BEST PRACTICES STANDARDS

            Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

            FOREIGN ISSUERS - SHARE BLOCKING

            In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

            SOCIAL ISSUES

            There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business,

                                     - 5 -
73863
      including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

            The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
      (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

            Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

B.    ADMINISTRATIVE PROCEDURES

      1.    MFS PROXY REVIEW GROUP

            The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

            a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

            b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

            c. Considers special proxy issues as they may arise from time to time.

            The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

      2.    POTENTIAL CONFLICTS OF INTEREST

            The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with

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      the voting of proxies on behalf of MFS' clients. Any attempt to influence
      MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

            In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or
      (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

            a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

            b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

            c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

            d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

            The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

      3.    GATHERING PROXIES

            Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for

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

      forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

            MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

      4.    ANALYZING PROXIES

            After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

--------------------------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

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

            Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

            As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

            As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

      5.    VOTING PROXIES

            After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.    MONITORING SYSTEM

            It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients

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

      who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

            When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.    RECORDS RETENTION

            MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

E.    REPORTS

            MFS FUNDS

            Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

            ALL MFS ADVISORY CLIENTS

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

            At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

            Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

73863
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                         [Fund Asset Management, L.P.]



                       Merrill Lynch Investment Managers

                             Proxy Voting Guidelines

                                      as of
                                February 19, 2003

                    [MERRILL LYNCH INVESTMENT MANAGERS LOGO]

                                Table of Contents

                                                                       Page
                                                                       ----
Introduction...................................................         2
Scope of Committee Responsibilities............................         4
Committee Membership...........................................         6
Special Circumstances..........................................         7
Voting Policies................................................        10
         Boards of Directors...................................        11
         Auditors..............................................        13
         Compensation and Benefits.............................        14
         Capital Structure.....................................        15
         Corporate Charter and By-Laws.........................        16
         Corporate Meetings....................................        17
         Environmental and Social Issues.......................        18

                          FUND ASSET MANAGEMENT, L.P.

         Merrill Lynch Investment Managers, L.P., Fund Asset Management, L.P. and Merrill Lynch Investment Managers LLC (collectively, "MLIM") are each U.S. investment advisers,(1) registered with the U.S. Securities and Exchange Commission, that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

         When MLIM votes proxies for a client that has delegated to MLIM proxy voting authority, it acts as the client's agent. Under the U.S. Investment Advisers Act of 1940, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. MLIM is therefore subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies.(6)

---------------------
(1) These policies do not apply to MLIM's non-U.S. affiliates.

(2) In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While MLIM is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a MLIM client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through MLIM as investment adviser, MLIM encourages such clients to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than MLIM.

(6) Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal

         In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM.

-------------------------
purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.

I.                Scope of Committee Responsibilities

         The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts.(7)

         The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties.(8) As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(9)

         While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio

--------------------------
(7) The Committee may delegate day-to-day administrative responsibilities to other MLIM personnel and/or outside service providers, as appropriate.

(8) If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).

(9) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.

manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

         The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote.(10) All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

         The Committee shall be assisted by other MLIM personnel, as may be appropriate. In particular, the Committee has delegated to the "Middle Office" unit of MLIM Operations responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Middle Office unit of MLIM Operations shall do this by interfacing between the Committee, on the one hand, and the custodians, accountants and other service providers to MLIM and its clients, on the other hand, to ensure that proxy voting issues are brought to the Committee's attention and the Committee's proxy voting decisions are appropriately disseminated and implemented.

         To assist MLIM in voting proxies, the Committee has also retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

----------------------
(10) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II.      Committee Membership

         The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

         The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III.     Special Circumstances

         SECURITIES ON LOAN. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as their custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).(11) MLIM believes that each client has a right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that deals with any tension between loaning and voting securities in a manner that satisfies such client. If a client has determined to participate in a securities lending program, MLIM should therefore cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Consequently, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan UNLESS the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

         VOTING PROXIES FOR FOREIGN COMPANIES. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings,
(ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

         As a consequence, MLIM votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's

___________________________

(11) See, e.g., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

         MLIM AFFILIATES. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

         PROXIES RELATING TO MLIM CLIENTS. From time to time, MLIM may be required to vote proxies in respect of a company that is a money management client of MLIM (a "MLIM Client").(12) In such event, the following policies and procedures shall apply:

         - if circumstances permit,(13) the Secretary and Assistant Secretary of the Proxy Committee shall use best efforts to have clients of MLIM that hold MLIM Client securities in their accounts(14) informed of the potential conflict and their right to direct MLIM's vote, withdraw MLIM's voting authority and/or appoint an independent voting fiduciary, in respect of such holdings;

         - unless all clients of MLIM that hold MLIM Client securities direct MLIM's vote or withdraw MLIM's voting authority, the Secretary or Assistant Secretary of the Proxy Committee shall inform the Committee that a potential conflict exists;

         - if an issue that is material to the MLIM Client is involved and the MLIM Client is sufficiently important to MLIM that the Committee does not feel able to vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients;

         - if the Committee does not retain an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the Chairman of the Proxy Committee with advice from the Secretary of the Proxy Committee, consisting solely of Committee members whose job responsibilities do not include contact with the MLIM Client and whose job evaluations would not be affected by MLIM's relationship with the MLIM Client (or failure to retain such relationship); and

         - the subcommittee shall determine whether to vote all proxies on behalf of MLIM's clients or, if the proxy matter is akin to an investment decision, to

_______________________________

(12) MLIM may also be required to vote proxies in respect of companies that are clients of MLIM's broker-dealer affiliates. MLIM may or may not be aware of the relationship in such cases. In either event, MLIM's Ethical Wall policies
(supra note 5) shall apply. In addition, in circumstances in which the client relationship is widely known to MLIM personnel and, in the opinion of the Secretary of the Proxy Committee, presents a potential material conflict, the Secretary of the Proxy Committee may advise the Committee to treat the client of an affiliated broker-dealer similarly to a MLIM client for purposes of the policies and procedures described herein.

(13) Circumstances may not permit MLIM to inform clients of a potential conflict for practical reasons (e.g., lack of time) or legal reasons (e.g., for example, if MLIM cannot communicate the nature of the conflict without also communicating nonpublic information).

(14) In the case of a mutual fund advised by MLIM, it shall be sufficient for MLIM to inform a representative of the Board of Directors in accordance with procedures adopted by the mutual fund from time to time.

         defer to MLIM portfolio managers, provided that, if the subcommittee determines to alter MLIM's normal voting policies or, on matters where MLIM's policy is case-by-case, does not follow the voting recommendation of ISS (or any other proxy voting service the Committee may employ for such purpose), no proxies relating to the MLIM Client may be voted unless the Secretary and/or Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with MLIM's fiduciary duties.

IV.      Voting Policies

         The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

         A.   BOARDS OF DIRECTORS

         These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

         The Committee's general policy is to vote:

#        VOTE AND DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who

         - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business

         -   voted to implement or renew a "dead-hand" poison pill

         - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

         - fail to act on takeover offers where the majority of the shareholders have tendered their shares

         - are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent directors

         - on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3      FOR proposals to declassify Boards of Directors

A.4      AGAINST proposals to classify Boards of Directors

A.5      AGAINST proposals supporting cumulative voting

A.6      FOR proposals eliminating cumulative voting

A.7      FOR proposals supporting confidential voting

A.8      FOR proposals seeking election of supervisory board members

A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10     AGAINST proposals for term limits for directors

A.11     AGAINST proposals to establish a mandatory retirement age for directors

A.12 AGAINST proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.

A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17     FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

         B.       AUDITORS

         These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

         The Committee's general policy is to vote:

B.1      FOR approval of independent auditors, except for

         - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent

         - auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation

         - on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company

B.2      FOR proposal seeking authorization to fix the remuneration of auditors

B.3      FOR approving internal statutory auditors

         C.       COMPENSATION AND BENEFITS

         These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

         The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2      FOR proposals to eliminate retirement benefits for outside directors

C.3 AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5      AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8      AGAINST proposals seeking to pay outside directors only in stock

C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

         D.       CAPITAL STRUCTURE

         These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

         The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights

D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3      FOR proposals approving share repurchase programs

D.4      FOR proposals to split a company's stock

D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

         E.       CORPORATE CHARTER AND BY-LAWS

         These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

         The Committee's general policy is to vote:

E.1      AGAINST proposals seeking to adopt a poison pill

E.2      FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4      FOR proposals to change the company's name

         F.       CORPORATE MEETINGS

         These are routine proposals relating to various requests regarding the formalities of corporate meetings.

         The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5      FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8      FOR proposals appointing inspectors of elections

F.9      FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11     AGAINST proposals to require rotating sites for shareholder meetings

         G.       ENVIRONMENTAL AND SOCIAL ISSUES

         These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         The Committee's general policy is to vote:

G.1 AGAINST proposals seeking to have companies adopt international codes of conduct

G.2      AGAINST proposals seeking to have companies report on:

         -   environmental liabilities;

         -   bank lending policies;

         -   corporate political contributions or activities;

         -   alcohol advertising and efforts to discourage drinking by minors;

         -   costs and risk of doing business in any individual country;

         -   involvement in nuclear defense systems

G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

G.4      AGAINST proposals seeking implementation of the CERES principles

                               Notice to Clients

         MLIM will make records of any proxy vote it has made on behalf of a client available to such client upon request.(15) MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

         MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

         These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

____________________________
(15) Such request may be addressed to the client's portfolio or relationship manager or addressed in writing to Secretary, MLIM Proxy Committee, Legal Advisory Department, Merrill Lynch Investment Managers, 800 Scudders Mill Road, Plainsboro, NJ 08536.

                     [MFC GLOBAL INVESTMENT MANAGEMENT LOGO]

                        MFC GLOBAL INVESTMENT MANAGEMENT
                                (U.S.A.) LIMITED

                               PROXY VOTING POLICY

================================================================================

                                                             ISSUED: AUGUST 2003

PROXY VOTING POLICY

MFC Global Investment Management (U.S.A.) Limited ("MFC-GIM(USA)") manages money on behalf of, or provide investment advice to, clients.

Arising out of these relationships, MFC-GIM(USA) has a fiduciary duty to exercise care, diligence and skill in the administration and management of these funds that any person, familiar with the matters, would exercise under similar circumstances in managing the property of another person.

In addition to its fiduciary duty, MFC-GIM (USA) must also comply with the proxy requirements of Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended from time to time ("Advisers Act") and any other law which governs the exercise of voting rights by an investment adviser.

A proxy is a shareholder's right to vote that has been delegated to professionals who manage their investments. (Note: clients have the unqualified right to rescind the permission given to us to vote proxies on their behalf.) The right to vote is an asset, as a company's shareholders have the power to influence the management of a corporation and it is our fiduciary obligation to ensure that these rights are voted, if clients request us to do so in writing, such that they optimize the long-term value of the investment portfolios.

FIDUCIARY DUTY GUIDELINE REQUIREMENTS

When voting proxies, fiduciaries have an obligation to do so in an informed and responsible manner. There is a duty of loyalty. Records of voting should be maintained by retaining copies of proxies and any supporting documentation for non-routine issues. As an investment management company, the obligation of fiduciaries is to vote proxies in the best interest of the clients or beneficiaries.

OUR POLICY

A proxy vote should be cast on behalf of each client holding the security in question. The decision on how to vote is made by the responsible Portfolio Manager, or another person or persons to whom such responsibility has been delegated by the portfolio manager, on behalf of the client. Such a person may include a proxy committee or a proxy voting service. See "Proxy Committee" and "Proxy Service" below.

When voting proxies, the following standards apply:

    - The Portfolio Manager will vote based on what they believe to be in the best interest of the client and in accordance with the client's investment guidelines.

    - Each voting decision should be made independently. The portfolio manager may enlist the services of reputable professionals and/or proxy evaluation services, such as Institutional Shareholder Services ("ISS") (see "Proxy Service" below),

                                     2 of 5                Version November 2002

PROXY VOTING POLICY

         whether inside or outside the organization, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decisions as to how to cast a vote will always rest with the Portfolio Manager, or any Proxy Committee which may be formed to deal with voting matters from time to time See "Proxy Committees" below.

    - Investment guidelines/contracts should outline how voting matters will be treated, and clients should be otherwise notified of voting procedures from time to time in accordance with any applicable legislative requirements.

    - The quality of a company's management is a key consideration factor in the Portfolio Manager's investment decision, and a good management team is presumed to act in the best interests of the company. Therefore, in general, MFC-GIM(USA) will vote as recommended by a company's management, except in situations where the Portfolio Manager believes this is not in the best interests of clients.

    - As a general principle, voting should be consistent among portfolios having the same mandates, subject to the client's preferences and the Conflict Procedures set out below.

We will reasonably consider specific voting instruction requests made to us by clients.

PROXY SERVICES

Each portfolio manager is responsible for the voting of securities in the portfolio managed by them. In order to assist in voting securities, MFC-GIM
(USA) may from time to time delegate certain proxy advisory and voting services to a third party proxy service provider.

MFC-GIM (USA) has currently delegated administrative duties has delegated certain duties to ISS. ISS specializes in the proxy voting and corporate governance area and provides a variety of proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance. While each portfolio manager may rely on ISS's research and recommendations in casting votes, each portfolio manager may deviate from any recommendation provided from ISS on general policy issues or specific proxy proposals in accordance with any MFC-GIM (USA) proxy policies and procedures which may be in effect from time to time. See "Proxy Committees" below.

MFC-GIM (USA) may retain other proxy voting services in place of, or in addition to, ISS from time to time without further notice to clients.

PROXY COMMITTEES

MFC-GIM (USA) may determine to form a committee (a "Proxy Committee") to review from time to time proxy voting issues which arise generally or with respect to a specific vote.

                                     3 of 5                Version November 2002

PROXY VOTING POLICY

In such cases, the head of the Equities Desk or the head of the Fixed Income Desk may appoint one or more persons as a Proxy Committee to review certain issues. One or more of such committees may be created on a permanent or temporary basis from time to time.

The desk head creating such committee will set the terms of reference and the procedures under which the committee will operate from time to time. The desk head shall ensure that adequate records of the committee's deliberations and recommendations are kept in accordance with this Policy and applicable law, if any. See "Documentation and Client Notification Requirements" below.

CONFLICTS PROCEDURES

         MFC-GIM (USA) is required to monitor and resolve possible material conflicts between the interests of MFC-GIM (USA) and the interests of clients who have instructed MFC-GIM (USA) to vote securities held in their portfolios. MFC-GIM (USA) is affiliated with both Manulife Financial Corporation ("MFC") and The Manufacturers Life Insurance Company ("MLI"). Conflicts may arise, for example, if a proxy vote is required on matters involving those companies, or other issuers in which either of them has a substantial equity interest.

         Anyone within MFC-GIM (USA) who becomes aware of a potential conflict shall notify the appropriate desk head as well as the Legal and Compliance department. If it is determined that a potential conflict does exist, a Proxy Committee shall be appointed to consider the issue.

         In addition to the procedures set out above concerning Proxy Committees, any Proxy Committee which considers a conflict issue shall appoint a member of the Legal and Compliance Team as a voting member of the Committee. Persons who are officers of the issuer involved in the matter may participate in the Committee's deliberations, but shall not be entitled to vote as a member of the Committee.

         The Proxy Committee shall then consider the issue involved and shall be free to make any decision it concludes is reasonable, however, generally, the following guidelines shall apply:

                  (i) if the matter involves MFC or MLI directly, MFC-GIM(USA) shall abstain from voting;

                  (ii) if the matter involves another issuer, or if a client has previously provided instructions that MFC-GIM
                           (USA) may not abstain from voting, the Committee shall determine a voting recommendation.

                  (iii) The Committee need not determine to vote each client portfolio the same way on a given matter, depending on the interests of the particular client involved.

Documentation and Client Notification Requirements

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

PROXY VOTING POLICY

The Portfolio Manager should retain, or arrange to be retained in an accessible format from a proxy service or other source, voting records for each portfolio that held the security.

These should include all records required by applicable law from time to time, such as

         (i) proxy voting procedures and policies, and all amendments thereto;

         (ii)     all proxy statements received regarding client securities;

         (iii)    a record of all votes cast on behalf of clients;

         (iv)     records of all client requests for proxy voting information;

         (v) any documents prepared by the portfolio manager or a Proxy Committee that were material to making a decision how to vote or that memorialized the basis for the decision;

         (vi) all records relating to requests made to clients regarding conflicts of interest in voting; and

         (vii) any other material required by law to be kept from time to time, shall be retained by MFC-GIM(USA) or shall be accessible from an appropriate service provider or other source.

MFC-GIM(USA) shall describe to clients, or provide a copy of, it's proxy voting policies and procedures and shall also advise clients how they may obtain information on how securities were voted in their portfolio.

                                     5 of 5                Version November 2002

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                                  PROXY VOTING
                              POLICY AND PROCEDURES

A.       POLICY STATEMENT

Introduction - This section sets forth Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients for whom Morgan Stanley Advisors Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, and Morgan Stanley Investments LLP, (each an "MSIM Affiliate" and collectively the "MSIM Affiliates") provide discretionary Investment Management services and for whom an MSIM Affiliate has the explicit authority to vote their proxies. The policy and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not provide for the MSIM Affiliate to vote proxies. (Note: the standard Investment Management Agreements provide that each MSIM Affiliate will vote proxies). When voting proxies for client accounts, the MSIM Affiliates' primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, each MSIM Affiliate will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate generally seeks to comply with such policy to the extent it would not be inconsistent with ERISA or the fiduciary responsibility of the MSIM Affiliate.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that nonroutine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and nonroutine issues are an important part of the process.

Institutional Shareholder Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") has been retained as an expert in the proxy voting and corporate governance area. ISS is an independent investment adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting, and recordkeeping.

Voting Proxies for Foreign Companies - While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that may have a detrimental effect on a MSIM Affiliate's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions.

While ISS has been retained to provide assistance to the MSIM Affiliates in voting their clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, each MSIM Affiliate may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the MSIM Affiliate believes its clients will derive by voting on the company's proposal, the MSIM Affiliate may decide not to attempt to vote at the meeting.

GENERAL PROXY VOTING GUIDELINES

It is the policy of the MSIM Affiliates in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for our clients.

To ensure consistency in voting proxies on behalf of its clients, the MSIM Affiliates utilize the proxy voting guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates may, however, vote in a manner that is contrary to the following general guidelines if it believes that they would be in their clients' best interest to do so.

GUIDELINES

I.       MANAGEMENT PROPOSALS:

         A. When voting on routine ballot items, certain management sponsored proposals are generally voted in support of management. These items include:

                  -        Selection or ratification of auditors

                  - Approval of financial statements, director and auditor reports

                  -        Election of Directors

                  - Limiting Directors' liability and broadening indemnification of Directors

                  - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

                  - Recommendations to set retirement ages or require specific levels of stock ownership by Directors

                  -        General updating/corrective amendments to the charter

                  -        Elimination of cumulative voting

                  -        Elimination of preemptive rights

                  - Provisions for confidential voting and independent tabulation of voting results

                  - Proposals related to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting

         A. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management:

                  Capitalization changes

                  - Capitalization changes which eliminate other classes of stock and voting rights

                  - Proposals to increase the authorization of existing classes of stock if a clear and legitimate business purpose is stated and the number of shares requested is reasonable in relation to the purpose for which authorization is requested

                  - Proposals to increase the authorization of existing classes of stock that do not exceed a 100% increase of shares authorized provided that at least 30% of the new authorization will be outstanding

                  - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

                  - Proposals for share repurchase plans, unless it appears that a repurchase plan lacks a bona fide business purpose

                  - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose

                  - Proposals to effect stock splits unless such a split would be contrary to shareholders' best interests

                  - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount of the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase coincides with the proxy guidelines for common stock increases

                  Compensation

                  - Award Director fees unless the amounts are excessive relative to other companies in the country or industry

                  - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees

                  - Establishment of Employee Stock Option Plans and other employee ownership plans

         Anti-Takeover Proposals

                  - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws

                  - Adoption of anti-greenmail provisions provided that the proposal (a) defines greenmail, (b) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders, and (c) contains no anti-takeover measures or other provisions restricting the rights of shareholders

                  -        Ratification of poison pills

         A. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against, notwithstanding management support:

                  - Capitalization changes which add classes of stock which substantially dilute the voting interests of existing shareholders

                  - Proposals to increase the authorized number of shares of existing classes of stock which carry preemptive rights or supervoting rights

                  -        Creation of blank check preferred stock

                  - Changes in capitalization by 100% or more where management does not offer an appropriate rationale or that are contrary to the best interests of existing shareholders

                  - Compensation proposals that allow for discounted stock options which have not been offered to employees in general

                  - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

                  - Anti-takeover and related provision that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers

                  - Shareholders rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

                  - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions

                  -        Proposals to indemnify auditors

         D. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted on a case-by-case basis:

                  Corporate Transactions

                  - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. For all cases, the ISS analysis will be used along with the internal company-specific knowledge and expertise within the MSIM Affiliates

                  - Executive/Director stock option plans. Generally, the stock option plans should meet the following criteria:

                  (i)      Whether the stock option plan is incentive based;

                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

II.      SHAREHOLDER PROPOSALS:

         A.       The following shareholder proposals are generally supported:

                  - Requiring Auditors to attend the annual meeting of shareholders

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

         A. The following shareholder proposals are handled on a case by case basis:

         -        Proposals which limit tenure of directors

         -        Proposals to limit golden parachutes

         - Proposals requiring directors to own large amounts of stock to be eligible for election

         -        Restoring cumulative voting in the election of directors

         - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors

         - Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders

         - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders

         - Proposals which require inappropriate endorsements or corporate actions

         - Proposals which request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

         - Proposals which limit retirement benefits or executive compensation.

         -        Requiring shareholder approval for Bylaw or charter amendments

         - Requiring shareholder approval for shareholder rights plan or poison pill

         -        Requiring shareholder approval of golden parachutes

         -        Confidential voting

         -        Elimination of certain anti-takeover related provisions

         -        Reduction or elimination of supermajority vote requirements

         -        Prohibit payment of greenmail

B.       OPERATING PROCEDURES

Once a MSIM Affiliate has determined that it has the responsibility for voting a client's proxies, the MSIM Affiliate must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that each MSIM Affiliate satisfies its proxy voting obligations:

1) The Compliance Department at each MSIM Affiliate is responsible for identifying the clients for whom the MSIM Affiliate is required to vote proxies.

2) The Compliance Department or Corporate Actions Department (depending upon location of the MSIM Affiliate) will notify ISS of all new client accounts that have delegated proxy voting authorization to each MSIM Affiliate. In addition, the Compliance Department/Corporate Actions Department will notify ISS of any changes to existing client accounts. Compliance/Corporate Actions will provide all necessary information to ISS in order to facilitate ISS tracking the clients' proxy statements and ballots, reconciling the share amounts reflected on the proxy ballot with clients' account holdings, to electronically vote such ballots, and maintaining the required records which detail the manner in which ISS has voted the MSIM Affiliate clients' proxies.

3) ISS will reconcile the share amounts reflected on the proxy ballot to the "electronic client holdings list", that is sent by each MSIM Affiliate on a bi-weekly basis, to ensure it has received the correct number of shares that MSIM Affiliates are entitled to vote. If there appears to be a material discrepancy, ISS will notify the Compliance Department/Corporate Actions Department who will then internally confirm the account's total number of eligible shares. If the ballot is incorrect, ISS will contact the account's Custodian, Automatic Data Processing ("ADP") or the Transfer Agent to request a missing ballot or a corrected ballot that includes the missing number of shares that are eligible to vote.

4) Once ISS has reconciled the votable share amounts, it will electronically vote the proxy ballots in accordance with the MSIM Proxy Policy. Proxies generally will be voted one to two weeks prior to the meeting date. Any votes that override the MSIM Proxy Policy must be received by ISS no later than five days prior to the meeting date.

5) Proxy issues not addressed in the MSIM Proxy Policy or that ISS is unable to provide a recommendation with respect to, will be forwarded to the Compliance Department as soon as possible to ensure a timely turnaround of the proxy. The Compliance Department will forward the proxy to the appropriate Portfolio Manager(s) who is responsible for the investment. In coordination with senior management and the Compliance Department, the proxy proposal(s) will be discussed in order to determine the appropriate manner in which to vote on such proposal(s).

6) The Compliance Department is responsible for notifying the appropriate Portfolio Manager(s) on a weekly basis, of ISS recommendations on all non-routine proposals as well as upcoming special or extraordinary meetings. If no response is received from the Portfolio Manager(s), then the vote will be cast in accordance with the recommendation of ISS. The Portfolio Manager(s) will decide whether to accept or override the ISS recommendations. If the Portfolio Manager(s) wishes to override, the portfolio manager shall submit the request in writing and the CIO, or the CIO's designee, and the Compliance Department will review the proposed vote to determine if it is consistent with the standards set forth herein.

7) Where the same security is held by two or more client accounts which are managed by different portfolio managers, or which are subject to client-specific voting policies, and the vote on any matter for one client account differs from the vote for another client account, the Compliance Department/Corporate Actions Department shall promptly notify the portfolio managers who may wish to confer and reconsider their opposing votes. If the portfolio managers believe that their respective opposing votes are appropriate in view of the investment objectives and strategies of their respective client account, the Compliance Department/Corporate Actions Department shall request that the portfolio managers obtain written approval for their opposing votes from MSIM CIO, or his designee, who shall either approve the opposing votes or cast the same vote on behalf of the client accounts concerned.

8) Portfolio Managers are responsible for informing the Compliance Department/Corporate Actions Department if they become aware of situations where Morgan Stanley & Co. is advising a company on a particular corporate action. Portfolio Managers must inform the Compliance Department/Corporate Actions Department of such situations due to a potential conflict of interest relating to the manner in which a MSIM Affiliate will vote. Such matters will be addressed by Senior Management and the Compliance Department.

9) ISS will maintain a record of the manner in which it exercised its voting discretion and forward a summary report to the Compliance Department/Corporate Actions Department. This report shall include the name of the MSDW Investment Management client account, issuer name, CUSIP number, record date, meeting date, shares voted, proxy proposals, management recommendations, and votes cast. The Compliance Department/Corporate Actions Department will maintain this report for a period of at least six years.

10) The Compliance Department/Corporate Actions Department will be responsible for responding to client requests for a proxy voting record that identifies the manner in which each MSIM Affiliate voted such clients' proxies.

* * *

                              PROXY VOTING POLICIES
                                 AND PROCEDURES

                            MUNDER CAPITAL MANAGEMENT

                                THE MUNDER FUNDS*

I       INTRODUCTION .........................................................    3

II      GENERAL PRINCIPLE.....................................................    3

III     THE PROXY COMMITTEE...................................................    4

IV      ERISA FIDUCIARY DUTIES AND PROXY VOTING...............................    4

V       PROCESS...............................................................    4

    A.       ROUTINE CORPORATE ADMINISTRATIVE ITEMS...........................    5
    B.       SPECIAL INTEREST ISSUES..........................................    6
    C.       ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT............    7
        1.        Executive Compensation Plans................................    7
        2.        Prevention of Greenmail ....................................    8
        3.        Cumulative Voting of Directors..............................    8
        4.        Super-Majority Provisions...................................    8
        5.        Fair Price Provisions.......................................    8
        6.        Defensive Strategies........................................    9
        7.        Business Combinations or Restructuring .....................    6
    D.       REVIEW OF ISS RECOMMENDATIONS....................................    9
    E.       OVERRIDING ISS RECOMMENDATIONS .................................    10

VI      DISCLOSURE OF VOTE....................................................   13

    A.       PUBLIC AND CLIENT DISCLOSURES....................................   13
    B.       MUTUAL FUND BOARD OF DIRECTORS..................................    13

VII     RECONCILIATION........................................................   13

VIII    RECORDKEEPING.........................................................   13

* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, Munder Series Trust, The Munder Funds, Inc. and The Munder @Vantage Fund, as well as The Munder Funds Trust and The Munder Framlington Funds Trust, unless and until each series of such investment companies is reorganized and redomiciled as a series of Munder Series Trust

                               (Revised 05/20/03)

                      PROXY VOTING POLICIES AND PROCEDURES

                           MUNDER CAPITAL MANAGEMENT

                               THE MUNDER FUNDS*

I        INTRODUCTION

         Munder Capital Management, including its index management division, World Asset Management (the "Advisor"), is an investment advisor registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The Munder Funds are registered as investment companies pursuant to the Investment Company Act of 1940. Pursuant to the investment advisory agreements with respect to the Munder Funds, the Board of Directors/Trustees of the Munder Funds has delegated to the Advisor discretionary investment management authority with respect to the assets of the Munder Funds (which includes proxy voting authority) and directed that the Advisor implement these Policies and Procedures in exercising that authority, as applicable to the Munder Funds. Set forth below is the Advisor's policy on voting shares owned by advisory clients over which it has discretionary voting authority. These policies may be revised from time to time (but with respect to the Munder Funds, only with approval of the Board of Directors/Trustees of the Munder Funds).

II       GENERAL PRINCIPLE

         The Advisor has adopted and implements these Proxy Voting Policies and Procedures ("Policies and Procedures") as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security over which the Advisor has discretionary proxy voting authority prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

         The Advisor will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which the Advisor has full discretionary authority. For example, some labor unions may instruct the Advisor to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting Standards, and religious

----------
* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, The Munder Series Trust and The Munder @Vantage Fund as well as The Munder Funds Trust, The Munder Funds, Inc., The Munder Framlington Funds Trust, and St. Clair Funds, Inc., unless and until each series of such investment companies is recognized and redomiciled as a series of Munder Series Trust institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, the Advisor has retained Proxy Voter Services ("PVS"), a division of International Shareholder Services Inc. ("ISS"), to recommend how to vote such proxies. Similarly, ISS has worked with the Advisor to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss PVS or other customized proxy voting guidelines, as the Advisor believes such guidelines are client selected guidelines. The Advisor will generally not override ISS's recommendations with respect to voting proxies for accounts subject to PVS and other custom guidelines absent further client direction or authorization.

III      THE PROXY COMMITTEE

         The members of the Proxy Committee are set forth on Exhibit A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update these Policies and Procedures as new issues arise. In instances of business combinations, such as proposed mergers or similar corporate actions, the Proxy Committee or its delegates also may consult with the applicable portfolio manager or portfolio management team of the accounts holding the relevant security to determine whether the business combination is in the best interest of the client. The Proxy Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis.

IV       ERISA FIDUCIARY DUTIES AND PROXY VOTING

         The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Accordingly, those who vote such proxies are subject to ERISA's fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA's fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin discussing ERISA's fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR Section 2509.94-2).

V        PROCESS

         In order to apply the general policy noted above in a timely and consistent manner, the Advisor has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS's general Proxy Voting Guidelines is attached hereto as Exhibit B. Furthermore, with respect to those clients that have directed the Advisor to follow ISS's

PVS Proxy Voting Policy Statement and Guidelines, a summary of such statement and guideline is attached hereto as Exhibit C. The PVS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and Procedures. At least annually, the Proxy Committee will review ISS's general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures.

         The Advisor will review selected ISS's recommendations at least monthly (as described in Subsection D below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of its clients. Recommendations are communicated through ISS's website. Absent a determination to override ISS's recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. The Advisor has also retained ISS for its turnkey voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring that all proxies are submitted in a timely manner.

         ISS will automatically vote all client proxies in accordance with its recommendations, unless the Advisor determines to override such recommendation. The criteria for reviewing ISS's recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, the Advisor has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing ISS's recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations. In each instance where the Advisor does not separately review ISS's recommendations, the Advisor will always vote client proxies consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon the criteria set forth in Subsections A-C below, the Advisor determines that such vote is in clients' best interests (as described in Subsection E below).

         A.       ROUTINE CORPORATE ADMINISTRATIVE ITEMS

                  Philosophy: The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

                  1. appointment or election of auditors, unless the auditor is not independent or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;

                  2. increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is to be increased, or management intends to use the additional authorized shares to implement a takeover defense, in which case the Advisor will analyze the proposal on a case-by-case basis as set forth in section C below);

                  3.       directors' liability and indemnification; unless:

                           - the proposal would entirely eliminate directors' liability for violating the duty of care; or

                           - the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations;

                           provided, however, that the Advisor will ordinarily vote with management's recommendation to expand coverage in cases when a director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director's legal expenses were covered;

                  4.       name changes; or

                  5.       the time and location of the annual meeting.

                  The Advisor generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. The Advisor will generally vote against an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which the Advisor is not aware.

         B.       SPECIAL INTEREST ISSUES

                  Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, the Advisor may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, the Advisor will generally either refrain from voting on shareholder proposals, or vote with management's recommendation, on issues such as:

                  1.       restrictions on military contracting,

                  2. restrictions on the marketing of controversial products,

                  3.       restrictions on corporate political activities,

                  4.       restrictions on charitable contributions,

                  5. restrictions on doing business with foreign countries,

                  6.       a general policy regarding human rights,

                  7.       a general policy regarding employment practices,

                  8.       a general policy regarding animal rights,

                  9.       a general policy regarding nuclear power plants, and

                  10. rotating the location of the annual meeting among various cities.

         Client accounts utilizing ISS's PVS Proxy Voting Policies and Guidelines, ISS's Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case- by-case analysis, recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

         C.       ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT

                  Philosophy: The Advisor is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Advisor believes have the potential for major economic impact on shareholder value:

                  1.       Executive Compensation Plans

                           Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Advisor has delegated to ISS the estimation of the cost of a company's stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The Advisor believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stock- based incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company's compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company's market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

                  2.       Prevention of Greenmail

                           These proposals seek to prevent the practice of "greenmail," or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, the Advisor opposes greenmail. The Advisor believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

                  3.       Cumulative Voting of Directors

                           Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. The Advisor believes that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and the Advisor will therefore generally support cumulative voting in the election of directors.

                  4.       Super-Majority Provisions

                           These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management "veto power" over merging with another company, even though a majority of shareholders may favor the merger. In most cases, the Advisor believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and the Advisor will generally vote against such provisions.

                  5.       Fair Price Provisions

                           These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum "fair price" (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair price. The Advisor will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

                  6.       Defensive Strategies

                           The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

                           a.       create (which generally opposed to
                                    approving, unless it cannot be used as a take-over defense) or eliminate "blank check preferred" shares;

                           b. classify or stagger the board of directors (which the Advisor is generally opposed to approving) or eliminate such classification or staggering (which the Advisor typically agrees should be eliminated);

                           c. establish or redeem "poison pills" that make it financially unattractive for a shareholder to purchase more than a small percentage of the company's shares;

                           d.       change the size of the board; or

                           e. authorize or prevent the repurchase of outstanding shares.

                  7.       Business Combinations or Restructuring

                           The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders.

         D.       REVIEW OF ISS RECOMMENDATIONS

         On a regular basis, but no less frequently than monthly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. The Advisor has determined that the costs of reviewing ISS's advice and recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations, unless:

         (1) Complex, Unusual or Significant. ISS's recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (e.g., anti-takeover provisions or business combinations and/or restructurings), and

         (2) Client Holdings are Meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if

                  (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any client account AND the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or

                  (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations.

         Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of the Advisor and/or the Munder Funds as specified in Section VIII hereof.

         E.       OVERRIDING ISS RECOMMENDATIONS

         From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote client proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

         (1) Complete a Proxy Override Request Form which contains: (a) information regarding the resolution in question; (b) the rationale for not following ISS's recommendation; and (c) the identification of any actual or potential conflicts between the interests of the Advisor and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.

                  (a) In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether the Advisor has any business interest or relationship or any executive of the Advisor has any business or personal interest or relationship that might influence the Advisor to vote in a manner that might not be in its clients' best interests, considering the nature of the Advisor's business and its clients, the issuer, the proposal, and any other relevant circumstances.

                  (b)      A conflict of interest may exist where, for example:

                           (i) The Advisor manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts;

                           (ii) A client or a client-supported interest group actively supports a proxy proposal; or

                           (iii) The Advisor or senior executives of the Advisor may have personal or other business relationships with participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders - for example, an executive of the Advisor may have a spouse or other close relative who serves as a director of a company or executive of the company.

         (2) The completed Proxy Override Request Form is then submitted to the Proxy Committee and the Legal/Compliance Department for review and approval. BOTH the Proxy Committee and the Legal/Compliance Department must approve an override request for it to be implemented.

                  (a) The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

                  (b) The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if:

                           (i)      No Conflict. No conflict of interest is
                                    identified.

                           (ii)     Immaterial or Remote Conflict. If a
                                    potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

                           (iii) Material Conflict. If a potential or actual conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the override request from its applicable clients.(1) Such request for approval for an override shall be accompanied by a written disclosure of the conflict. With respect to shares held by one or more Munder Funds, approval of the override may be sought from the Board Process and Compliance Oversight Committee or a designated member of that Committee. If an override request is approved by the Board Process and Compliance Oversight Committee (or its designated member), the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent the Advisor receives instructions from any client, the Advisor will vote such client's shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS's recommendation. Examples of material conflicts include: (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Advisor and the override proposes to change the vote to favor such client or its management(2) and (B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of the Advisor involved in reviewing or advocating the potential override, being actively solicited to be either a client of the Advisor and the override proposes to change the vote to favor such potential client or its management.

         (3) If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS's recommendation for one or more accounts, the authorizing person(s) will memorialize their approval on the Proxy Override Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

----------
(1) With respect to advisory clients through wrap programs, the request and disclosure need only be sent to the wrap program's sponsor.

(2) Conversely, it would not be a conflict of interest to override an ISS recommendation and vote against a client or its management.

         (4) The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

VI       DISCLOSURE OF VOTE

         A.       PUBLIC AND CLIENT DISCLOSURES

         Except to the extent required by applicable law or otherwise approved by the Advisor's general counsel or chief legal officer, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client), how we voted such client's proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how the Advisor caused their proxies to be voted. The Advisor shall take such action as may be necessary to enable the Munder Funds to further comply with all disclosure obligations imposed by applicable rules and regulations.

         B.       MUTUAL FUND BOARD OF DIRECTORS

         Every decision to vote on a resolution in a proxy solicited by a company held by a Munder Fund in a manner different from the recommendation of ISS shall be disclosed to the Munder Fund's Board of Directors/Trustees at its next regularly scheduled meeting along with an explanation for the vote.

VII      RECONCILIATION

         The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which the Advisor has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

VIII     RECORDKEEPING

         The Advisor shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:(3)

         1.       Copies of all proxy voting policies and procedures required by section 206(4)-6 of the Advisers Act.

----------
(3) See Rule 204-2(c)(2) of the Adviser's Act.

         2. A copy of each proxy statement it receives regarding client securities.(4)

         3. A record of each vote cast by the Advisor (or its designee, such as ISS) on behalf of a client.(5)

         4. A copy of any document created by the Advisor that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.(6)

         5. A record of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client.

         All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS's offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor (or ISS).

Adopted: February, 2001
Amended as of: November 2002
               May 2003

----------
(4) The Advisor may satisfy this requirement by relying on a third party (such as ISS) to make and retain on the Advisor's behalf, a copy of a proxy statement (provided the Advisor has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at www.sec.gov.

(5) The Advisor may satisfy this requirement by relying a third party (such as ISS) to make and retain, on the Advisor's behalf, a record of the vote cast (provided the Advisor has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

(6) The Advisor will satisfy this obligation by attaching any such documents to any Proxy Override Request Form, as provided elsewhere in these Procedures.

                                                                       EXHIBIT A

The Proxy Committee consists of the following members:

         -        Mary Ann Shumaker (non-voting)

         -        Andrea Leistra

         -        Debbie Leich

         -        Thomas Mudie

         -        Stephen Shenkenberg (non-voting)

Wanda Magliocco shall serve as the Proxy Manager. The Advisor has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

                                                                       EXHIBIT B

                       INSTITUTIONAL SHAREHOLDER SERVICES
                            PROXY VOTING GUIDELINES

                                                                       EXHIBIT C

                           PROXY VOTER SERVICES (PVS)
                            U.S. PROXY VOTING POLICY
                            STATEMENT AND GUIDELINES

                                                                       EXHIBIT D

                             PROXY OVERRIDE REQUEST FORM

Company:________________________________________________________________________

Date of Proxy:____________________________       Date of Meeting:_______________

Person Requesting Override:_____________________________________________________

Is the Company or one of its affiliates (e.g, a pension plan or significant shareholder) a client or actively solicited prospective client of Munder?
[ ] No [ ] Yes (identify)_______________________________________________________

________________________________________________________________________________

Other Potential Conflicts:______________________________________________________

Did anyone contact Munder to change its vote? [ ] No [ ]Yes (identify and explain)________________________________________________________________________

________________________________________________________________________________

Override vote for:  [ ] All client accounts holding a Company proxy, or
                    [ ] Specific accounts (identify):___________________________

Please override ISS's recommendation and vote the following resolutions as indicated: (Attach additional sheets of paper if more space is needed.)

RESOLUTION TO ELECT DIRECTORS

Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain

Rationale:______________________________________________________________________
________________________________________________________________________________

Approval:____________________________________        Date:______________________

RESOLUTION NO.______:         [ ] For         [ ] Against         [ ] Abstain

Description:____________________________________________________________________

Rationale:______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________

Approval:___________________________________   Date:____________________________

NOTE: ATTACH A RECORD OF ALL ORAL, AND A COPY OF ALL WRITTEN, COMMUNICATIONS RECEIVED AND MEMORANDA OR SIMILAR DOCUMENTS CREATED THAT WERE MATERIAL TO MAKING A DECISION ON THE RESOLUTION IN QUESTION.

                          Navellier & Associates, Inc.

                      PROXY VOTING POLICIES AND PROCEDURES

1.       BACKGROUND

         The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for
         (a) voting in a manner that is in the best interests of the client, and
         (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

         The policies and procedures of Navellier & Associates, Inc. ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

                  - The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client's account; or

                  - The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client's account and the Adviser has discretionary authority over investment decisions for the client's account; or

                  - In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client's plan documents.

         These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to the Compliance Department.

2.       PROXY VOTING POLICIES

         In the absence of specific voting guidelines from a client, Navellier & Associates, Inc. will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client's written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Navellier & Associates, Inc. believes that voting proxies in accordance with the following policies is in the best interests of its clients.

         A.       Specific Voting Policies

                  1.       Routine Items:

                           - The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

                           - The Adviser will generally vote for the selection of independent auditors.

                           -        The Adviser will generally vote for
                                    increases in or reclassification of common stock.

                           -        The Adviser will generally vote for
                                    management recommendations adding or
                                    amending indemnification provisions in
                                    charter or by-laws.

                           - The Adviser will generally vote for changes in the board of directors.

                           - The Adviser will generally vote for outside director compensation.

                           -        The Adviser will generally vote for
                                    proposals that maintain or strengthen the shared interests of shareholders and management

                           -        The Adviser will generally vote for
                                    proposals that increase shareholder value

                           -        The Adviser will generally vote for
                                    proposals that will maintain or increase shareholder influence over the issuer's board of directors and management

                           -        The Adviser will generally vote for
                                    proposals that maintain or increase the
                                    rights of shareholders

                  2.       Non-Routine and Conflict of Interest Items:

                           -        The Adviser will generally vote for
                                    management proposals for merger or
                                    reorganization if the transaction appears to offer fair value.

                           - The Adviser will generally vote against shareholder resolutions that consider non-financial impacts of mergers

                           - The Adviser will generally vote against anti-greenmail provisions.

         B.       General Voting Policy

                  If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of

                  Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

         In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

         In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

                  - any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

                                    (i)      any person directly, or indirectly
                                             through one or more intermediaries,
                                             controlling, controlled by or under
                                             common control with the Adviser;

                                    (ii)     any officer, director, principal,
                                             partner, employer, or direct or
                                             indirect beneficial owner of any
                                             10% or greater equity or voting
                                             interest of the Adviser; or

                                    (iii)    any other person for which a person
                                             described in clause (ii) acts in
                                             any such capacity;

                  - any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

                  - any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser's (or its affiliate's) business.

                  (Each of the above persons being an "Interested Person.")

         After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

         The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

         CONSISTENT WITH SEC RULE 206(4)-6, AS AMENDED, THE ADVISER SHALL TAKE REASONABLE MEASURES TO INFORM ITS CLIENTS OF (1) ITS PROXY VOTING POLICIES AND PROCEDURES, AND (2) THE PROCESS OR PROCEDURES CLIENTS MUST FOLLOW TO OBTAIN INFORMATION REGARDING HOW THE ADVISER VOTED WITH RESPECT TO ASSETS HELD IN THEIR ACCOUNTS. THIS INFORMATION MAY BE PROVIDED TO CLIENTS THROUGH

         THE ADVISER'S FORM ADV (PART II OR SCHEDULE H) DISCLOSURE OR BY SEPARATE NOTICE TO THE CLIENT (OR IN THE CASE OF AN EMPLOYEE BENEFIT PLAN, THE PLAN'S TRUSTEE OR OTHER FIDUCIARIES).

3.       PROXY VOTING PROCEDURES

         A. Institutional Shareholder Services, Inc. (ISS) (the "Responsible Party") shall be designated by the Adviser to make discretionary investment decisions for the client's account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client's account if any one of the three circumstances set forth in
                  Section 1 above regarding proxy voting powers is applicable.

         B. All proxies and ballots received by Navellier & Associates, Inc. will be forwarded to the Responsible Party and then logged in upon receipt in the "Receipt of Proxy Voting Material" log. (see attached).

         C. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

         D. Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser's internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party's direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

         E. If an actual or potential conflict is found to exist, written notification of the conflict (the "Conflict Notice") shall be given to the client or the client's designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

                  Specifically, the Conflict Notice should describe:

                  -        the proposal to be voted upon;

                  - the actual or potential conflict of interest involved;

                  - the Adviser's vote recommendation (with a summary of material factors supporting the recommended vote); and

                  - if applicable, the relationship between the Adviser and any Interested Person.

                  The Conflict Notice will either request the client's consent to the Adviser's vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

                  - engage a non-Interested Party to independently review the Adviser's vote recommendation if the vote recommendation would fall in favor of the Adviser's interest (or the interest of an Interested Person) to confirm that the Adviser's vote recommendation is in the best interest of the client under the circumstances;

                  - cast its vote as recommended if the vote recommendation would fall against the Adviser's interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

                  - abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

         F. The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

         G. In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client's file, the following:

                  - A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

                  - A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

                  -        A record memorializing the basis for the vote cast;

                  - A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

                  - A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

                  The above copies and records shall be retained in the client's file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

         H.       Periodically, but no less than annually, the Adviser will:

                           1. Verify that all annual proxies for the securities held in the client's account have been received;

                           2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

                           3. Review the files to verify that records of the voting of the proxies have been properly maintained;

                           4. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

                           5.       Maintain an internal list of Interested
                                    Persons.

                   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(1) PIMCO serves as the investment adviser to investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") as well as to separate investment accounts for other clients.(2) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(3)

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(4)

--------------------------
(1) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

(2) These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(3) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(4) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

         1. convening an ad-hoc committee to assess and resolve the conflict;(5)

         2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

         3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

         4. suggesting that the client engage another party to determine how the proxies should be voted;

         5. delegating the vote to an independent third-party service provider; or

         6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

-------------------------
(5) Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

         1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

         2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

         3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

         4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

         5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

         6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and the factors that PIMCO may consider in determining how to vote the client's proxies.

         BOARD OF DIRECTORS

         1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

         2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

         3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

         4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

         5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

         6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

         PROXY CONTESTS AND PROXY CONTEST DEFENSES

         1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

         2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses;
(ii) estimated total cost of solicitation; (iii) total expenditures to date;
(iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

         3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

         4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

         5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

         6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

         TENDER OFFER DEFENSES

         1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

         2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

         3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

         CAPITAL STRUCTURE

         1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

         2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

         3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

         4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

         EXECUTIVE AND DIRECTOR COMPENSATION

         1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

         2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

         3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

         STATE OF INCORPORATION

         State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

         MERGERS AND RESTRUCTURINGS

         1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

         2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

         INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

         1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

         2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

         3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

         4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

         5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

         6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

         7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

         8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and
(iii) current asset composition.

         9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund;
(ii) the fund's past performance; and (iii) the terms of the liquidation.

         10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

         11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

         12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

         DISTRESSED AND DEFAULTED SECURITIES

         1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

         2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

         MISCELLANEOUS PROVISIONS

         1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

         2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

         3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

         4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

                        PZENA INVESTMENT MANAGEMENT, LLC
                              AMENDED AND RESTATED
                      PROXY VOTING POLICIES AND PROCEDURES
                             EFFECTIVE JULY 1, 2003

I.   Requirements Described.

     A. Investment Advisers Act Requirements. Although the Investment Advisers Act of 1940, as amended (the "Advisers Act"), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser's fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients.

     B. New Rule adopted by SEC on January 31, 2003 (Release No. IA-2106) and related rule amendments under the Advisers Act. This new Rule requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.

     C. ERISA Considerations. The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser's management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

     1. Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.

     2. An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

     3. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)

     4. No one can direct the investment manager's vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

     5. The client must periodically monitor the adviser's voting activities, and both the client's monitoring activities and the adviser's voting activities (including the votes cast in each particular case) must be documented.

II.  Procedures.

     A. Introduction

     As of October 1, 2001, PIM ("PIM") began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. ("ISS"). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our client portfolios. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). The provision of these services became operational as of November 15, 2001. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).(1)

     PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Checkfree/APL system. A direct link download has been established between Checkfree/APL and ISS. ISS assists us with our record keeping functions, as well as the mechanics of voting. As part of ISS's recordkkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

     B. Compliance Procedures.

     PIM's standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client's account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst's compliance with such procedures when voting. The Director of Compliance is responsible for monitoring overall compliance with these procedures.

------------------
(1) This default will be phased in during early 2002 in order to give ISS time to customize their system. If we do not issue instructions for a particular proxy during the phase-in period. ISS will mark the affected ballots based on the recommendations issued by ISS for that vote.

     C. Voting Procedures.

          1.   Determine Proxies to be Voted

     The Director of Operations and Administration will cause ISS to determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM's records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling ADP and/or applicable Custodians.

     Pending votes will be forwarded first to the firm's Director of Compliance who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be given to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a red folder containing the proxy statement, a printout of the Company's Annual Report, the proxy analysis by ISS, and one or more vote record forms. (2) The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.

     If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst's recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Director of Compliance for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system.

          2. Identify Conflicts and Vote According to Special Conflict Resolution Rules

     The primary consideration is that PIM act for the benefit of its clients and place its clients interests before the interests of the firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM's advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will

------------------
(2) A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

     advise PIM's Director of Compliance, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

          a. PIM has identified the following areas of potential concern:

     - Where PIM manages any pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios.

     - Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

     - Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

     - Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.

          b. To address the first potential conflict identified above, PIM's Director of Compliance will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM's Director of Compliance who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          c. To address the second potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM's clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). If the proponent of a shareholder proposal is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          d. To address the third potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM's individual clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor or beneficiary thereof. If a director or director nominee is a PIM client, the Director of Compliance will note this in the red folder so that the

     Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          e. To address the fourth potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          f. The following SPECIAL RULES shall apply when a conflict is noted in the red folder:

               i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

               ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

               iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM's client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client's proxy differently than it is voting the proxies of its other clients.

               iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM's total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy as stated in such disclosure.

               v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

               vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

     Nothwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

     A designated member of PIM's client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM's conflict of interest, the ISS recommendation and PIM's recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy in the manner it deems to be in the best interest of the client.

          3.   Vote

     Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. WE DEEM THE BEST INTERESTS OF THE CLIENTS TO BE THAT WHICH MAXIMIZES SHAREHOLDER VALUE AND YIELDS THE BEST ECONOMIC RESULTS (E.G., HIGHER STOCK PRICES, LONG-TERM FINANCIAL HEALTH AND STABILITY). Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

     Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

               a. Support management recommendations for the election of directors and appointment of auditors (subject to i below).

               b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters the following are conditions that would generally cause us to vote against a management incentive arrangement:

                    (i) With respect to incentive option arrangements:

                   -    The proposed plan is in excess of 10% of shares, or

               - The company has issued 3% or more of outstanding shares in a single year in the recent past, or

               - The new plan replaces an existing plan before the existing plan's termination date (ie, they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.

                    For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

               A = the number of shares reserved under the new plan/amendment;

               B = the number of shares available under continuing plans;

               C = granted but unexercised shares under all plans

               D = shares outstanding, plus convertible debt, convertible equity, and warrants

               (ii) With respect to severance, golden parachute or other incentive compensation arrangements:

               - The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company's industry (based solely on information about those arrangements which may be found in the company's public disclosures and in ISS reports); or

               - The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive's then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

               - The triggering mechanism in the proposed arrangement is solely within the recipient's control (e.g., resignation).

         c. Support facilitation of financings, acquisitions, stock splits and increases in shares of capital stock which do not discourage acquisition of the company soliciting the proxy.

         d. Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.

         e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

               f. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders' rights.

               g. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

               h. Oppose vague, overly broad, open-ended or general "other business" proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor can not be ascertained.

               i. Make sure management is complying with new reform measures by the NYSE and NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters the following guidelines will be considered:

                    - PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit ("other") fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

                         In applying the above fee formula, PIM will use the following definitions:

                         --Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

                         --Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

                         --Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

                    - PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

                    - PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of management record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, attention and awareness, and character.

                    - PIM generally will withhold votes from any insiders on audit, compensation or nominating committees.

          j. PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

          k. PIM will abstain from voting when the potential monetary or other cost to its clients of voting outweighs the benefit of doing so. Without limiting the generality of the foregoing, if the company imposes a blackout period for purchases and sales of securities after particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM's and ISS's ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian's and banks in updating their records and forwarding proxies. As part of its new account opening process PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included in PIM's standard initial bank letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian. If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

     4.   Return Proxies

The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes. For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Director of Compliance will periodically verify that votes are being sent to the companies. Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.

III. Corporate Actions

PIM shall work with the clients' Custodians regarding pending corporate actions. Corporate action notices received from our portfolio accounting system's Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date. The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst shall consult with the firm's Director of Research and applicable Portfolio Manager when making this determination. Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax. On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM's Operations Administrative Personnel also will check the Company's website for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in our portfolio management system. If the action results in accounts owning fractional shares of a security those shares will be sold off using the price per whole share found on the website. All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files.

PIM SHALL NOT HAVE ANY RESPONSIBILITY TO INITIATE, CONSIDER OR PARTICIPATE IN ANY BANKRUPTCY, CLASS ACTION OR OTHER LITIGATION AGAINST OR INVOLVING ANY ISSUE OF SECURITIES HELD IN OR FORMERLY HELD IN A CLIENT ACCOUNT OR TO ADVISE OR TAKE ANY ACTION ON BEHALF OF A CLIENT OR FORMER CLIENT WITH RESPECT TO ANY SUCH ACTIONS OR LITIGATION. PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM. This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information. It will include any proof of claims forms, payment vouchers and other similar items.

IV.  Client Disclosures

On or before August 6, 2003, PIM will do a client mailing and provide its existing clients with a copy of these proxy voting policies and procedures, as well as a notice of how they may obtain information from PIM on how PIM has voted with respect to their securities. In addition, PIM will add a summary description of these policies and procedures to Schedule F of Part II of PIM's ADV., and disclose in the ADV how clients may obtain information from PIM on how PIM has voted with respect to their securities. Finally, PIM will include a copy of these proxy voting policies and procedures in each new account pack sent to prospective clients.

V.   Record Keeping

A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

     i. Copies of PIM's proxy voting policies and procedures, and any amendments thereto.

     ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

     iii. The vote cast for each proposal overall as well as by account.

     iv. Records of any calls or other contacts made regarding specific proxies and the voting thereof.

     v. Records of any reasons for deviations from broad voting guidelines.

     vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

     vii. A record of proxies that were not received, and what actions were taken to obtain them.

     vi. Copies of any written client requests for voting summary reports and the correspondence and reports sent to the clients in response to such request (these shall be kept in the REPORTS folder contained in the client OPS file).

VI.  Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM's proxy committee. This committee consists of PIM's Director of Research, Director of Compliance and at least one Portfolio Manager (who represents the interests of all PIM's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

Finally Adopted and Approved by the Pzena Investment Management Executive Committee on June 26, 2003

                           RORER ASSET MANAGEMENT, LLC
                   DRAFT - PROXY VOTING POLICIES & PROCEDURES
                                    JUNE 2003

A. Rule 206(4)-6 (Release No. IA-2106)

Rule 206(4)-6 under the Investment Advisers Act of 1940, effective on August 6, 2003, states that it would be a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise proxy voting authority with respect to client securities unless:

         (a) The adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. The policies should address any material conflicts of interest that may arise between the adviser and its clients, and how those conflicts of interests will be resolved in the best interest of its clients;

         (b) The adviser discloses to clients how they may obtain the information on how the adviser voted their proxies; and

         (c) The adviser has disclosed its proxy voting policies and procedures to clients and, upon request, has furnished a copy to clients.

NOTE: The rule applies to all SEC registered investment advisers who exercise proxy voting authority with respect to client securities. This includes investment advisers who are contractually obligated to vote proxies and advisers whose advisory contracts are silent on proxy voting, but that contain a broad grant of discretionary authority. Accordingly, since Rorer Asset Management, LLC ("Rorer") exercises voting authority over client proxies, it has adopted the following proxy voting policies and procedures.

B. Proxy Voting Authority

Advisory Accounts

As stated in Rorer's investment advisory agreements and Form ADV Part II (disclosure document), Rorer will vote proxies solicited by, or with respect to, the issuers of securities dictated by the applicable Rorer Model Portfolios. However, Rorer will not vote proxies for the following types of securities:

                  -        Unsupervised securities

                  - Securities in transition (e.g., securities held in a account that are in the process of being sold so the account can be aligned with the Model Portfolio)

                  - Model Securities that have been sold. These represent securities that are no longer in the Model come the time of the proxy vote.

Sub-Advisory Accounts

Rorer will (or will not) be granted proxy voting authority as indicated in accordance with the terms stated in the Sub-Advisory Master Agreement between Rorer and the Sponsor/Adviser or in the Sponsor's client agreement. In most cases, Rorer is granted proxy-voting authority and will vote in accordance with the terms and conditions stated in the agreement.

Taft Hartley/Union Advisory Accounts

For these selected accounts, Rorer will vote proxies according to the interests recommended by the AFL-CIO.

In all cases, clients may expressly retain the right to vote proxies or take any action relating to specified securities held in their account provided they provide timely, prior written notice to Rorer, which releases Rorer from any liability or responsibility with respect to the voting of proxies.

C. Institutional Shareholder Services (ISS)

Rorer has contracted with ISS, a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While ISS makes the proxy vote recommendations, Rorer retains the ultimate authority on deciding how to vote. In general, it is Rorer's policy to vote in accordance with ISS's recommendations. However, in the event that Rorer disagrees with ISS's proxy voting recommendations(s), such disagreement will be documented.

ISS maintains proxy vote records and proxy materials including the proxy voting Ballot Issue and Votes Cast. ISS provides Rorer with various proxy voting report, including reports that indicate the number of shares and votes taken for all applicable proxy votes cast. Clients can obtain copies of a vote report for their account upon written request.

D. Conflicts of Interest

Rorer is committed to the highest standards of business conduct. In order for Rorer to identify potential or actual conflicts of interest, it is Rorer's policy that employees must immediately contact the Compliance Department ("Compliance") if they believe that a certain outside activity raises or appears to raise a conflict of interest in connection with their employment or the business activities of Rorer or one of its affiliates. It is every employee's duty to notify Compliance of any conflicting relationships as they arise.

In any instance where a conflict of interest arises, Rorer will vote in accordance with ISS's recommendations, foregoing its right to veto such recommendations.

E. Disclosure

         Rule 206(4)-6 requires advisers with proxy voting authority to make the following disclosures to clients:

         1.       Whether the adviser votes proxies for clients.
                  (DISCLOSED IN RORER'S FORM ADV PART II & ADVISORY AGREEMENTS)

         2. Adviser's proxy voting policies, practices, and procedures. (SUMMARY DISCLOSED IN RORER'S FORM ADV PART II & A COPY OF THE POLICIES IS AVAILABLE UPON REQUEST)

         3. Whether a client can direct a vote in a proxy solicitation. (DISCLOSED IN RORER'S FORM ADV PART II & ADVISORY AGREEMENTS)

         4. How clients can obtain information on how their proxies were voted.

                  (DISCLOSED IN RORER'S FORM ADV PART II & INITIAL DISCLOSURE LETTER)

         5. A copy of proxy policies is available upon request. [The rule requires the disclosure to be "a concise summary of the adviser's proxy voting process, and should indicate that a copy of the policies and procedures is available upon request." The disclosure must be clear and prominent and "not buried" in a longer document.]
                  (DISCLOSED IN RORER'S FORM ADV PART II)

               (SEE EXHIBIT 1 - FORM ADV PROXY VOTING DISCLOSURE)

F. Record Keeping

         Rule 204-2(c)(2) under the Advisers Act requires advisers to make and retain the following books and records:

         (i)      Proxy voting policies and procedures. (Maintained by Rorer)

         (ii) A copy of each proxy statement that the adviser receives regarding client securities.
                  (ISS retains, on Rorer's behalf, a copy of each proxy statement that it receives regarding client securities that can be promptly provided to Rorer upon request or Rorer may obtain a copy of a proxy statement from the SEC's EDGAR system.)

         (iii) A record of each vote cast by the adviser on behalf of a client.
                  (Rorer maintains a record of each proxy vote for the issuer of securities in the applicable model portfolio. Additionally, ISS retains, on Rorer's behalf, records of votes cast that can be promptly provided to Rorer upon request.)

         (iv) A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision. (Maintained by Rorer)

         (v) A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.
                  (Maintained by Rorer)

G. Responsible Personnel

The following outlines responsibilities for establishing, implementing and enforcing the policies and procedures set forth herein:

         Proxy Manager

         The Proxy Manager is responsible for the following functions:

                  a) Oversight and due diligence of ISS (to ensure that ISS is properly voting proxies on behalf of Rorer's clients).

                  b) Providing any client-specific voting instructions to ISS (and also verifying with ISS that client instructions were properly followed).

                  c)       Periodic on-site visits to ISS.

                  d) Notifying Compliance and the Research departments of upcoming proxy contests involving Rorer holdings by forwarding them with ISS's voting recommendations.

                  e) Forwarding Compliance quarterly proxy vote information for the Model portfolios.

         Compliance

         Compliance is responsible for:

                  a) Review of selected New Account paperwork to check the consistency between the proxy voting election in the paperwork and the Firm's system.

                  b) Disclosing Rorer's proxy voting practices within Form ADV Part II, monitoring for any material conflicts, and for maintaining a database of each written client request for proxy voting information.

                  c) Reviewing the policies and procedures stated herein to ensure they are being implemented effectively and working as intended. In addition, Compliance will review Rorer's proxy voting disclosure within Form ADV Part II to ensure that the written disclosure is clear and accurately reflects current policies and procedures.

         Investment Services & Institutional Services

         Investment Services and Institutional Services are responsible for:

                  a) Providing clients and/or brokers/financial consultants, upon request, with proxy voting records and/or a copy of Rorer's proxy voting policies.

                           (If an Advisory or Sub-Advisory Client requests information on how their proxies were voted for specific securities, and the account is set up to accommodate these requests, Rorer will provide a report from ISS on how proxies were voted for the securities held in the account. However, if the account is not set up that way, or the account's proxy votes are aggregated, Rorer will provide a report from ISS on how proxies were voted for the securities held in the Model Portfolios, which is updated on a quarterly basis.

                   (SEE EXHIBIT 2 - PROXY VOTE SUMMARY REPORT)

                  b) Ensuring that each written client request and any written response must be scanned into the client's file in OnBase under `Proxy Vote Client Request' (i.e., e-mails sent to brokers, or written letters sent to clients).

         Research

         Research Analysts are responsible for:

                  a) Notifying Compliance of any existing or new personal or business relationships with any executive director or officer of a company whose securities are (or may be) recommended to the firm's clients (potential conflict of interest).

                  b) Reviewing ISS recommendations, voting proxies and documenting any votes that differ from ISS recommendations.

                                    EXHIBIT 1
                        FORM ADV PROXY VOTING DISCLOSURE

                                  PROXY VOTING

Rorer has contracted with Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While ISS makes the proxy vote recommendations, Rorer retains the ultimate authority on deciding how to vote. In general, it is Rorer's policy to vote in accordance with ISS's recommendations. However, in the event that Rorer disagrees with ISS's proxy voting recommendations(s), our rationale will be internally documented.

When requested by a client, Rorer will vote proxies for all securities currently held in the Rorer Model Portfolio. However, Rorer will not vote proxies for the following types of securities:

         i) Securities no longer held in the Rorer Model Portfolio at the time of the proxy vote

         ii) Securities held in the account that are not part of the Rorer Model Portfolio

For Taft Hartley and Union advisory accounts Rorer will vote proxies in accordance with AFL-CIO guidelines.

Clients may vote their own proxies generally or on specific issues, provided Rorer obtains timely, prior written notice. If you have instructed us to vote your proxies and would like to obtain information on how they were voted, or if you would like a copy of Rorer's Proxy Voting Policies and Procedures, please contact Investment Services at 800-544-6737, or write to Rorer Asset Management, LLC, One Liberty Place, Suite 5100, Philadelphia, PA 19103-7301, Attn:
Compliance.

                                    EXHIBIT 2

                                 FOURTH QUARTER
                            PROXY VOTE SUMMARY REPORT
              RORER LARGE CAP RELATIVE VALUE EQUITY MODEL PORTFOLIO

                                                                           MANAGEMENT
    MEETING                          COMPANY/               SECURITY       RECOMMENDA          VOTE         RECORD
   DATE/TYPE                       BALLOT ISSUES               ID.            TION             CAST          DATE
-------------------------------------------------------------------------------------------------------------------
10/08/02 - Annual      THE PROCTER & GAMBLE COMPANY       742718109                                        07/26/02
                       1     Elect Directors                                   For             For
                       2     Ratify Auditors                                   For             For
                             SHAREHOLDER PROPOSALS
                       3     Restore or Provide for                          Against           For
                             Cumulative Voting

                              In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Accordingly, the proposal warrants shareholder support.

                       4     Label Genetically                               Against         Against
                             Engineered Foods
                       5     Implement and Monitor                           Against         Against
                             Code of Corporate Conduct-
                             ILO Standards

11/05/02 - Annual      MICROSOFT CORP.                    594918104                                        09/09/02

                       1     Elect Directors                                   For             For
                       2     Approve Employee Stock                            For             For
                             Purchase Plan
                             SHAREHOLDER PROPOSALS
                       3     China Principles                                Against         Against
                       4     Limit Auditors to 25% of                        Against         Against
                             Aggregate Fees When
                             Providing Non-Audit
                             Services

THIS PROXY VOTE SUMMARY REPORT REPRESENTS RORER'S VOTING RECORD, ABSENT SPECIFIC CLIENT DIRECTION, FOR SECURITIES HELD IN THE FIRM'S LARGE CAP RELATIVE VALUE EQUITY MODEL PORTFOLIO FOR THE PERIOD INDICATED. RORER MAY HAVE VOTED DIFFERENTLY FOR CERTAIN CLIENT ACCOUNTS, BASED ON CLIENT SPECIFIC DIRECTION. THIS SUMMARY SHOULD NOT BE REPRODUCED OR DISTRIBUTED WITHOUT THE EXPRESS WRITTEN CONSENT OF RORER ASSET MANAGEMENT, LLC.

                         ROXBURY CAPITAL MANAGEMENT, LLC
                        PROXY VOTING POLICY AND PROCEDURE

In accordance with Roxbury Capital Management, LLC's (Roxbury) Investment Management Agreement, Roxbury will vote all proxies on behalf of a client's portfolio unless the client requests otherwise in writing.

Roxbury's Proxy Committee will make proxy voting decisions. The members of Roxbury's Proxy Committee are portfolio managers, analysts, and at least one other employee. The Proxy Committee will have at least three members at all times.

The analyst assigned to monitor the issuer of the security whose proxy is to be voted upon will review the issues to be voted upon, related information, and the research provided by Investor Responsibility Research Center (IRRC), a proxy research service. IRRC also provides customized proxy research consistent with Roxbury's policies for accounts with special vote sensitivities, including socially responsible and Taft Hartley accounts. The analyst will make a recommendation to the Proxy Committee as to how the proxy issues should be voted.

The Proxy Committee will review the recommendations provided by Roxbury's analyst. After review of these recommendations, the proxy will be voted according to the majority vote of the Proxy Committee. If a Proxy Committee member disagrees with the recommendations of the analyst, the reasons for the disagreement will be documented.

Any vote involving a tender offer is analyzed in terms of whether the portfolio would receive a higher economic value by holding the investment than by tendering now and reinvesting the proceeds. As a matter of policy, Roxbury will vote proxies in a manner that solely benefits the client's portfolio and protects the economic interest of the client's portfolio. Roxbury's voting is subject to any proxy voting guidelines or direction of a client as long as following the proxy voting guidelines or direction is prudent under the circumstances. Any conflicts between the interests of an employee benefit plan's portfolio and the plan sponsor's interests will be resolved in favor of the plan's portfolio. Material conflicts of interest may be resolved by Roxbury obtaining an independent, third party opinion.

If the industry analyst assigned to review the proxy personally owns any of the securities of the issuer whose proxy is being voted upon, or an acquiring company, the analyst will disqualify himself from making any vote recommendations and another analyst will then review the proxy. Further, if the industry analyst assigned to review the proxy has any relative in management of the issuer whose proxy is being voted upon, or an acquiring company, the industry analyst will disqualify himself from making any vote recommendations and another analyst will then review the proxy. In either case, the proxy will be assigned to a different analyst but, the industry analyst will still be available to answer questions about the issuer from other Proxy Committee members.

Roxbury will keep documents of proxy decisions made by the Proxy Committee.

Roxbury uses ADP ProxyEdge, a proxy voting agency service, to ensure all votable shares get voted, ensure all shares get voted according to the Proxy Committee's decisions, and provide timely reporting for Roxbury and its clients. A portfolio may be voted using ADP ProxyEdge if the custodian of the Portfolio's assets has a relationship with ADP ProxyEdge. Proxies for portfolios not set up on ADP ProxyEdge will be voted using other means.

In addition, Roxbury does not vote proxies for some accounts that it manages under agreements it has with certain brokerage consultant firms whereby clients pay a single fee based on a percentage of assets under management for brokerage, custody and Roxbury's investment management services ("Wrap Fee Agreement"). If Roxbury does not vote the proxies, it makes proxy voting recommendations to the brokerage consultant firm with whom it has a Wrap Fee Agreement and that firm votes the proxies.

Roxbury will provide a report of how proxies were voted and a copy of our proxy voting policy and procedure to those clients who request such information.

PROXY VOTING POLICY [SSGA LOGO]

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the SSgA Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. For those clients for whom SSgA has undertaken to vote proxies, SSgA retains the final authority and responsibility for such voting. In addition to voting proxies for such clients, SSgA:

      1)    provides the client with this written proxy policy, upon request;

      2)    matches proxies received with holdings as of record date;

      3) reconciles holdings as of record date and rectifies any discrepancies;

      4) applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting

      5)    documents the reason(s) for voting for all non-routine items; and

      6) keeps records of such proxy voting available for inspection by the client or governmental agencies, both to determine whether votes were consistent with policy and to determine whether all proxies were voted.

In order to facilitate this proxy voting process, SSgA retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process.

Though we follow general voting guidelines, we recognize the need to review all votes on a case-by-case basis. SSgA also endeavors to show sensitivity to local market practices when voting the agenda of non-U.S. companies. If, after reviewing a company, our proxy specialists and consultant firms determine that there are no unusual circumstances relating to that company, we vote according to our guidelines. If we discover areas of concern, we examine each of that company's issues in detail, and vote as we determine to be in the best interests of our clients.

For most issues, we abide by the following general guidelines:

MANAGEMENT PROPOSALS

I. SSgA generally, although not always, votes in support of management on the following ballot items, which are fairly common management-sponsored initiatives:

      - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

      -     Approval of auditors

      -     Directors' and auditors' compensation

AMENDED JUNE 2002                                                    PAGE 1 OF 6

PROXY VOTING POLICY [SSGA LOGO]

      -     Directors' liability and indemnification

      -     Discharge of board members and auditors

      -     Financial statements and allocation of income

      - Dividend payouts that are greater than or equal to country and industry standards

      -     Authorization of share repurchase programs

      -     General updating of or corrective amendments to charter

      -     Change in Corporation Name

      -     Elimination of cumulative voting

II. SSgA generally, although not always, votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

      - Capitalization changes which eliminate other classes of stock and voting rights

      - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

      - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

      -     Elimination of "poison pill" rights

      - Stock purchase plans with an exercise price of not less that 85% of fair market value

      -     Stock option plans which are incentive based and not excessive

      -     Other stock-based plans which are appropriately structured

      -     Reductions in super-majority vote requirements

      -     Adoption of anti-"greenmail" provisions

III. SSgA generally, although not always, does not support management on the following items, which have potentially substantial financial or best interest impact:

      - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

AMENDED JUNE 2002                                                    PAGE 2 OF 6

PROXY VOTING POLICY [SSGA LOGO]

      - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      -     Elimination of Shareholders' Right to Call Special Meetings

      -     Establishment of classified boards of directors

      - Reincorporation in a state which has more stringent anti-takeover and related provisions

      - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

      -     Excessive compensation

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

      -     Adjournment of Meeting to Solicit Additional Votes

      - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA, generally votes, as follows:

      - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

      - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

      - Against offers when there are prospects for an enhanced bid or other bidders

      - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

AMENDED JUNE 2002                                                    PAGE 3 OF 6

PROXY VOTING POLICY [SSGA LOGO]

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. In accordance with ERISA, SSgA holds that it is inappropriate to use plan assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. SSgA generally, although not always, votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      -     Requirements that auditors attend the annual meeting of shareholders

      -     Establishment of an annual election of the board of directors

      - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

      - Mandates that amendments to bylaws or charters have shareholder approval

      -     Mandates that shareholder-rights plans be put to a vote or repealed

      -     Establishment of confidential voting

      - Expansions to reporting of financial or compensation-related information, within reason

      -     Repeals of various anti-takeover related provisions

      -     Reduction or elimination of super-majority vote requirements

      -     Repeals or prohibitions of "greenmail" provisions

      -     "Opting-out" of business combination provisions

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA generally, although not always, votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

      - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

AMENDED JUNE 2002                                                    PAGE 4 OF 6

PROXY VOTING POLICY [SSGA LOGO]

      - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA generally, although not always, does not support shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

      -     Limits to tenure of directors

      - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      -     Restoration of cumulative voting in the election of directors

      - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

      - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      - Proposals that require inappropriate endorsements or corporate actions

SHAREHOLDER ACTIVISM

We at SSgA agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns. In addition, SSgA monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, SSgA's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against

AMENDED JUNE 2002                                                    PAGE 5 OF 6

PROXY VOTING POLICY [SSGA LOGO]

management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, SSgA is able to promote the best interests of its fellow shareholders and its clients. The SSgA Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

AMENDED JUNE 2002                                                    PAGE 6 OF 6

                         SUSTAINABLE GROWTH ADVISERS, LP

                       PROXY VOTING POLICY AND PROCEDURES

                               STATEMENT OF POLICY

      Sustainable Growth Advisers, LP ("SGA") acts as a discretionary investment adviser for various clients and registered mutual funds. Our authority to vote the proxies of our clients is established by our investment advisory agreement or other written directives. SGA's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients. The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA. Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.

      SGA's policies and procedures are based on the following: legislative materials, studies of corporate governance and other proxy voting issues, analyses of shareholder and management proposals and other materials helpful in studying the issues involved.

      The litmus test of any proposal, whether it is advanced by management or by one or more shareholders, is whether the adoption of the proposal allows the company to carry on its affairs in such a manner that the clients' best interests will be served. The proxy vote is an asset belonging to the client. SGA votes the proxies to positively influence corporate governance in a manner that, in SGA's best judgment, enhances shareholder value.

      SGA takes a limited role or declines to take responsibility for voting client proxies under the following circumstances:

      1. Responsibility of voting proxies has been assigned to another party in the advisory contract or other written directives. In the case of an ERISA client, the voting right has been retained by a named fiduciary of the plan other than SGA.

      2. Once a client account has been terminated with SGA in accordance with the investment advisory agreement, SGA will not vote any proxies received after the termination.

      3. Security positions that are completely sold from a clients account between proxy record date and meeting date, SGA will not vote the proxy.

      4. Proxies for securities held in an unsupervised portion of the client's account generally will not be voted.

      5. Proxies for securities on loan that must be recalled in order to vote, generally will not be voted.

      6. Specialized treatment in voting proxies when directed in the advisory contract or other written directives. These directions to vote proxies may be different from SGA's policy and procedures.

      7. Specialized treatment may be applied to ERISA accounts as SGA's responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

These policies and procedures are provided to clients upon request, with the provision that they may be updated from time to time. Clients can also obtain information on how proxies were voted.

                                   PROCEDURES

      Designated individuals are assigned the duties of receiving and reviewing proxies. These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.

      Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser's interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.

      As part of recordkeeping the following documents are maintained: (1) copy of the policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by SGA that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and SGA's written response to any (written or oral) client request for such records. These records are maintained for a period of five years.

                              CATEGORIES OF ISSUES

      It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation. If we frequently disagree with management, we will generally sell the stock. Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk.

      Following are examples of agenda items that SGA generally APPROVES:

Election of Directors: Unless SGA has reason to object to a given director, each director on management's slate is approved.

Approval of Auditors: SGA generally defers to management in picking a CPA firm and votes for management's choice.

Directors' Liability and Indemnification: Since this is a legitimate cost of doing business and important to attracting competent directors, SGA generally approves.

Updating the Corporate Charter: Management periodically asks shareholders to vote for housekeeping updates to its charter and SGA generally approves.

Increase in the Common Share Authorization: As long as the increase is reasonable, SGA generally approves.

Stock Purchase Plans: SGA believes that equity participation plans positively motivate management, directors and employees. Therefore, SGA generally approves stock purchase plans unless we have reason to object.

Stock Option Plans and Stock Participation Plans: If in SGA's judgment and provided that they are not excessive, these plans are generally approved since they motivate management to enhance shareholder value.

      Following are examples of issues presented for shareholder vote that are generally OPPOSED because their approval is judged not to be in the best interest of the client.

Elimination of Pre-Emptive Rights: Pre-emptive rights have value to the stockholder. They can be sold outright or used to buy additional shares, usually at a significant discount to the stock's market price. To approve their elimination would mean giving away something of potential value to the client. Elimination of pre-emptive rights also potentially dilutes the shareholders' proportionate share of current holdings and diminishes shareholder rights or control over management. Therefore, SGA generally opposes their elimination.

Poison Pills: These are usually referred to as Shareholder Rights Plans and are used by management to prevent an unfriendly takeover. Generally, management asks the shareholders to approve a huge increase in authorized common shares often accompanied by the approval of a new issue of preferred stock, the terms of which can be set later by management at the onset of an uninvited bid for the company. SGA generally opposes these and other devices utilized by corporate management to elude acquirers, raiders or other legitimate offers unless it views such devices as likely to increase shareholder value in the future and not just entrench management.

Proposals to Establish Staggered Boards: Since staggered election dates of board members impede hostile acquisitions and serve to entrench current management, they are not in the best interest of the shareholder and are generally opposed. It is SGA's judgment that uninvited bids for the company's stock should not be discouraged. They are usually at a substantial premium over the existing market price, so they can be very profitable to the shareholder. It is better that management have a threat of an unwanted bid to give them the incentive to manage the company for the enhancement of shareholder value.

New Classes of Shares Having Different Voting Rights: These are not in the client's best interest because they are contrary to the principle of "one share one vote" and could dilute the current stockholders' control.

Shareholders Proposals That Offer No Specific Economic Benefit to the Client:
When social issues are proposed by one or more shareholders, SGA evaluates them to determine if their approval will be of economic benefit to the client or whether their adoption will result in additional cost to the company and/or impede its ability to do business. If the proposal offers no economic benefit, it is generally opposed.

                              CONFLICTS OF INTEREST

      SGA's proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.

      SGA personnel may be nominated to serve on the board of directors of a portfolio company. In these cases, the SGA employee serving as director must balance his or her duty owed to SGA's clients with his or her duty owed to all of the shareholders of the Company. The SGA Proxy Committee (the "Committee") will make decision on how to vote the proxies of a portfolio company where an SGA employee serves as director on the board. The Committee presently consists of the three principals of SGA. Any investment professional serving on the committee shall not have primary responsibility for SGA's relationship with the applicable portfolio company.

There any be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA's general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA's policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it ma be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client's proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.

      To obtain information on how Sustainable Growth Advisers, LP has voted proxies, you may contact us at:

                         Sustainable Growth Advisers, LP
                      1285 Ave of the Americas, 35th Floor
                             New York, NY 10019-6028

                            By phone: (212) 554-4997
                             By fax: (212) 554-4964
                          E-mail: mgreve@sgadvisers.com

                 T. ROWE PRICE ASSOCIATES, INC AND T. ROWE PRICE
                               INTERNATIONAL, INC

                      PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

         T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

         T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

         FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

         CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

         PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the counsel client's portfolio manager.

         INVESTMENT SUPPORT GROUP. The Investment Support Group ("INVESTMENT SUPPORT GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

         PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

         In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

         T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

         ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

         Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

         Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

         Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

- Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

- Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

- Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

         -        Corporate environmental practices;

         -        Board diversity;

         -        Employment practices and employment opportunity;

         -        Military, nuclear power and related energy issues;

         - Tobacco, alcohol, infant formula and safety in advertising practices;

         -        Economic conversion and diversification;

         -        International labor practices and operating policies;

         -        Genetically-modified foods;

         -        Animal rights; and

         - Political contributions/activities and charitable contributions.

         Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

         Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

         Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

         Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

         Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

         Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

         Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

         On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

         Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

         The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

         Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym:
TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION

         Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

         T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                        TEMPLETON INVESTMENT COUNSEL, LLC
                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF TEMPLETON INVESTMENT COUNSEL, LLC TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter "TIC") has delegated its administrative duties with respect to voting proxies to Franklin Templeton Companies, LLC ("FTC,LLC"), a company wholly owned by Franklin Resources, Inc. which provides a variety of administrative services including legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies which TIC sponsors and any separate accounts managed by TIC) that has either delegated proxy voting administrative responsibility to FTC,LLC or has asked for information on the issues to be voted. FTC,LLC will then vote proxies on behalf of those clients who have properly delegated such responsibility or will inform clients that have not delegated the voting responsibility but who have requested voting advice about TIC's views on such proxy votes. This service is also provided by FTC,LLC to other advisory affiliates of TIC within the Franklin Templeton organization.

HOW TEMPLETON INVESTMENT COUNSEL, LLC VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies will be voted based upon TIC's instructions and/or policies. TIC will vote proxies solely in the interests of the client, TIC managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. As a matter of policy, the officers, directors and employees of FTC,LLC and TIC will not be influenced by outside sources whose interests conflict with the interests of clients, shareholders or participants and beneficiaries. Any conflict of interest will be resolved in the interests of the client, shareholders or participants and beneficiaries.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors TIC considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, TIC believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the company's management, unless it is determined that the ratification of management's position would adversely affect the investment merits of owning the stock. Each issue, however, is considered on its own merits, and the position of the company's

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 2

management will not be supported in any situation where it is found not to be in the best interests of our clients.

GENERAL PROXY VOTING GUIDELINES

TIC has adopted the general guidelines for voting proxies (attached as Exhibits A and B). Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. As Exhibits A and B cannot provide an exhaustive list of all the issues that may arise, any issues which are substantially similar to ones listed will be voted in accordance with these guidelines.

In all of the situations outlined in Exhibits A and B, the FTC,LLC Proxy Group will review each proxy upon receipt as well as the materials and recommendations that they receive from Institutional Shareholder Services, Inc. ("ISS"), an unaffiliated research service. A member of the Proxy Group will consult with the research analyst who follows the security and/or legal counsel before voting on a particular issue which is not covered in the general guidelines. Any time an agenda item does not fall within the general guidelines of TIC's policies, the Proxy Group must obtain voting instructions from TIC prior to processing that vote.

TIC'S POLICY ON ANTI-TAKEOVER ISSUES

TIC generally opposes anti-takeover measures since they reduce shareholder rights. However, as with all proxy issues, TIC conducts an independent review of each anti-takeover proposal. On occasion, TIC may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm clients' interests as stockholders.

Anti-takeover issues include the following:

         FAIR PRICE PROVISIONS. Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

         SUPERMAJORITY RULES. Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75-80%). While applied mainly to merger bids, supermajority rules may also be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 3

         BOARD CLASSIFICATION. High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "Staggered Board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose Board members are elected to staggered three-year terms of office.

         SUPERSTOCK. Another takeover defense is superstock (i.e. shares that give holders disproportionate voting rights). For example, a company could propose authorizing a class of preferred stock which could be issued in a private placement with one or more institutional investors and could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock. The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

         POISON PILLS. The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

         GREENMAIL. Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price unless an offer is made to all stockholders.

PROXY PROCEDURES

FTC,LLC understands its responsibility to process proxies and maintain proxy records. In addition, TIC understands its duty to vote proxies and that proxy voting decisions may affect the value of the shares of stock. Therefore, FTC,LLC will attempt to process every vote for all domestic and foreign proxies which it receives. However, there are situations in which FTC,LLC cannot process foreign proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group will refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice too late, may be unable to obtain a timely translation, or may be unable to obtain voting instructions from TIC prior to the cut-off date. In addition, if TIC has outstanding sell orders in a country which blocks trading for a specific period of time prior to its companies' annual meetings, the proxies for those meetings will not be voted in order to facilitate the sale of those securities.

Moreover, there may be situations in which TIC would request a client or clients to vote their shares themselves. For example, such a request may be made if clients have

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 4

represented to TIC that their position on a particular issue differs from the TIC's position. TIC may also ask clients to vote their shares to facilitate ownership of a particular security that TIC believes to be a beneficial asset in a portfolio but where a foreign jurisdiction has set ownership limitations based on voting authority.

TIC may abstain from voting on an agenda item instead or in lieu of voting against that item. There are some jurisdictions in which a shareholder is given the choice of voting for, against or abstaining on an agenda item. For example, if "Other Business" is listed on the agenda with no further information, TIC may enter an "abstain" vote so that the company is on notice that if it had provided additional information, TIC may have voted in favor of that item. TIC will not vote in favor of "Other Business" where that business is not clearly explained in the proxy materials. TIC may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations. In some jurisdictions, an "abstain" vote is viewed exactly the same as a vote against an item, thereby making either a vote against or an abstention interchangeable.

The following describes the standard procedures that are to be followed with respect to carrying out TIC's proxy policy:

1. All proxy materials received will be recorded immediately in a computer database to maintain control over such materials.

2. The Proxy Group will review each proxy upon receipt and any materials, reports or recommendations from ISS to determine if there are any issues which require input from a research analyst or legal counsel.

3. In determining how to vote, TIC will consider the general guidelines described in its proxy policy.

4. The Proxy Group is responsible for preparing the documentation that supports TIC's voting position. Such documentation will include, but is not limited to, memoranda describing the position it has taken, why that position is in the best interest of its clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported management (and if it did not support management, a discussion rebutting the general presumption that we will support management), any information provided by ISS and any other relevant information. Additionally, the Proxy Group may include information obtained from the research analyst and/or legal counsel.

5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created.

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 5

6. The Proxy Group is responsible for maintaining appropriate files concerning proxy information. Such files will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. All files will be retained for six years, copies of which will be disseminated in whole or in part to any client upon request.

7. The Proxy Group will attempt to send TIC's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and ten days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy ten days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in ample time.

8. At the end of each quarter, a computerized report is produced by the Proxy Group for each client that has requested that FTC,LLC furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the quarter and the position taken with respect to each issue. The report is sent to the client by the Proxy Group with one copy retained in the client's file and one copy forwarded to the appropriate portfolio manager. Monthly or annual reports will also be furnished upon request.

9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, we will then notify Fund Treasury who will contact the Custodian Bank in an effort to retrieve the securities. TIC shall use best efforts to call such loans or use other practicable and legally enforceable means to ensure that the Fund is able to fulfill its fiduciary duty to vote proxies with respect to such loaned securities.

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 6

------------------------------------------------------------------------------------------------------------------
EXHIBIT A:                                                                     FOR          AGAINST       DETAILED
MANAGEMENT PROPOSALS                                                         PROPOSAL       PROPOSAL       REVIEW
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Accept Financial Statements & Statutory Reports                                 X
------------------------------------------------------------------------------------------------------------------
Adopt New Articles/Charter Privatization-Related                                X
------------------------------------------------------------------------------------------------------------------
Adopt or Amend Dividend Reinvestment Plan                                       X
------------------------------------------------------------------------------------------------------------------
Adopt Supermajority provision to Defend Against Takeover Attempt                               X
------------------------------------------------------------------------------------------------------------------
Adopt/Incorporate Supermajority Vote to Remove Director                         X
------------------------------------------------------------------------------------------------------------------
Allow Agencies to Rate Offered Securities                                       X
------------------------------------------------------------------------------------------------------------------
Allow Board to Set its Own Size                                                 X
------------------------------------------------------------------------------------------------------------------
Allow Questions                                                                 X
------------------------------------------------------------------------------------------------------------------
Amend Articles Board-Related                                                    X
------------------------------------------------------------------------------------------------------------------
Amend Articles Organization-Related                                             X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter Compensation-Related                                     X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter Equity-Related                                           X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter General Matters                                          X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter Governance-Related                                       X
------------------------------------------------------------------------------------------------------------------
Amend Bylaws without Shareholder Consent                                        X
------------------------------------------------------------------------------------------------------------------
Amend Charter - Change in Capital                                               X
------------------------------------------------------------------------------------------------------------------
Amend Charter or Bylaws Non-Routine                                             X
------------------------------------------------------------------------------------------------------------------
Amend Corporate Purpose                                                         X
------------------------------------------------------------------------------------------------------------------
Amend Employee Stock Purchase Plan to Increase Shares                           X
------------------------------------------------------------------------------------------------------------------
Amend Incentive Stock Option Plan to Increase Shares                                           X
------------------------------------------------------------------------------------------------------------------
Amend Non-Employee Director Plan - Change Terms                                                X
------------------------------------------------------------------------------------------------------------------
Amend Non-Employee Director Restricted Stock Plan                               X
------------------------------------------------------------------------------------------------------------------
Amend Omnibus Stock Plan to Increase Shares                                     X
------------------------------------------------------------------------------------------------------------------
Amend Quorum Requirements                                                       X
------------------------------------------------------------------------------------------------------------------
Amend Restricted Stock Plan-Increase Shares (up to 5% of outstanding)           X
------------------------------------------------------------------------------------------------------------------
Amend Stock Appreciation Rights Plan-Increase Shares                            X
------------------------------------------------------------------------------------------------------------------
Amend Stock Option Plan to Increase Shares                                                     X
------------------------------------------------------------------------------------------------------------------
Amend Terms of Outstanding Options                                                             X
------------------------------------------------------------------------------------------------------------------
Amend Voting Rights of Existing Stock (increasing rights)                       X
------------------------------------------------------------------------------------------------------------------
Announce Vacancies on Supervisory Board                                         X
------------------------------------------------------------------------------------------------------------------
Appoint Censor(s)                                                               X
------------------------------------------------------------------------------------------------------------------
Appoint Directors Between Meetings                                              X
------------------------------------------------------------------------------------------------------------------
Appoint Shareholders' Committee Members                                         X
------------------------------------------------------------------------------------------------------------------
Appoint, Approve or Ratify Auditors, Alternate, Deputy &/or Internal            X
Statutory Auditors
------------------------------------------------------------------------------------------------------------------
Approve Accounting Treatment of Merger                                          X
------------------------------------------------------------------------------------------------------------------
Approve Acquisition                                                             X
------------------------------------------------------------------------------------------------------------------
Approve Affiliation Agreements w/Subsidiary                                     X
------------------------------------------------------------------------------------------------------------------
Approve Allocation of Income and Dividends                                      X
------------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 7

-------------------------------------------------------------------------------------------------------------
Approve Annual Financial Statements if Independent Auditors Rendered            X
Unqualified Opinion
-------------------------------------------------------------------------------------------------------------
Approve Appraisal Rights for Minority Shareholders                              X
-------------------------------------------------------------------------------------------------------------
Approve Bond Repurchase                                                         X
-------------------------------------------------------------------------------------------------------------
Approve Bonus to Family of Deceased Director &/or Auditor                       X
-------------------------------------------------------------------------------------------------------------
Approve Changes (Decrease/Increase) in Authorized, Stated or Share              X
Capital
-------------------------------------------------------------------------------------------------------------
Approve Changes (Decrease/Increase) in Size or Size Range of Board              X
-------------------------------------------------------------------------------------------------------------
Approve Compensation/Related Issues - Directors, Auditors &/or Committees       X
-------------------------------------------------------------------------------------------------------------
Approve Continuation - Canadian &/or Provincial Board Certified                 X
Accountant
-------------------------------------------------------------------------------------------------------------
Approve Control Share Acquisition                                               X
-------------------------------------------------------------------------------------------------------------
Approve Conversion from Closed End to Open End Fund                             X
-------------------------------------------------------------------------------------------------------------
Approve Conversion to Delaware Business Trust or Series Trust                   X
-------------------------------------------------------------------------------------------------------------
Approve Conversion to Self-Managed REIT                                         X
-------------------------------------------------------------------------------------------------------------
Approve Creation of Conditional Capital                                         X
-------------------------------------------------------------------------------------------------------------
Approve Director/Officer Liability &/or Indemnity Policy or Provisions          X
-------------------------------------------------------------------------------------------------------------
Approve Discharge of Auditors                                                   X
-------------------------------------------------------------------------------------------------------------
Approve Discharge of Board, Supervisory Board, Management, &/or President       X
-------------------------------------------------------------------------------------------------------------
Approve Disposition of Assets & Liquidation of Company                          X
-------------------------------------------------------------------------------------------------------------
Approve Distribution Agreement                                                  X
-------------------------------------------------------------------------------------------------------------
Approve Dividend - Company Held Shares                                          X
-------------------------------------------------------------------------------------------------------------
Approve Dividends                                                               X
-------------------------------------------------------------------------------------------------------------
Approve Dual Class Stock Recapitalization - foreign securities only             X
-------------------------------------------------------------------------------------------------------------
Approve Exchange of Debt for Equity                                             X
-------------------------------------------------------------------------------------------------------------
Approve Executive Loans to Exercise or Not to Exercise Options                                 X
-------------------------------------------------------------------------------------------------------------
Approve Financial Assistance/Stock Purchase/Option                                             X
-------------------------------------------------------------------------------------------------------------
Approve Formation of a Holding Company                                          X
-------------------------------------------------------------------------------------------------------------
Approve Incentive Stock Option Plan                                                            X
-------------------------------------------------------------------------------------------------------------
Approve Investment and Financial Policies                                       X
-------------------------------------------------------------------------------------------------------------
Approve Issuance of Eurobonds                                                   X
-------------------------------------------------------------------------------------------------------------
Approve Issuance of Shares for Private Placement                                X
-------------------------------------------------------------------------------------------------------------
Approve Issuance with or without Preemptive Rights                              X
-------------------------------------------------------------------------------------------------------------
Approve Joint Venture Agreement                                                 X
-------------------------------------------------------------------------------------------------------------
Approve Listing on Secondary Exchange                                           X
-------------------------------------------------------------------------------------------------------------
Approve Merger Agreement                                                        X
-------------------------------------------------------------------------------------------------------------
Approve Merger by Absorption                                                    X
-------------------------------------------------------------------------------------------------------------
Approve Merger of Funds                                                         X
-------------------------------------------------------------------------------------------------------------
Approve Minutes of Meeting                                                      X
-------------------------------------------------------------------------------------------------------------
Approve Newspaper Meeting Announcements                                         X
-------------------------------------------------------------------------------------------------------------
Approve Non-Employee Director Plan                                                             X
-------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 8

--------------------------------------------------------------------------------------------------------------
Approve Non-Employee Director Stock Awards In Lieu of Cash                      X
--------------------------------------------------------------------------------------------------------------
Approve Omnibus Stock Plan                                                      X
--------------------------------------------------------------------------------------------------------------
Approve Plan of Liquidation                                                     X
--------------------------------------------------------------------------------------------------------------
Approve Proposed Changes to Bank Charter                                        X
--------------------------------------------------------------------------------------------------------------
Approve Public Offer of Subsidiary                                              X
--------------------------------------------------------------------------------------------------------------
Approve Recapitalization Plan                                                   X
--------------------------------------------------------------------------------------------------------------
Approve Reorganization Plan                                                     X
--------------------------------------------------------------------------------------------------------------
Approve Repricing of Options                                                                   X
--------------------------------------------------------------------------------------------------------------
Approve Repricing of Underwater Options                                                        X
--------------------------------------------------------------------------------------------------------------
Approve Restricted Stock Plan                                                                  X
--------------------------------------------------------------------------------------------------------------
Approve Restructuring Plan                                                      X
--------------------------------------------------------------------------------------------------------------
Approve Retirement Benefits for Nonexecutive Directors                                         X
--------------------------------------------------------------------------------------------------------------
Approve Retirement Bonus for Director &/or Statutory Auditors                                  X
--------------------------------------------------------------------------------------------------------------
Approve Reverse Stock Split/Decrease Shares                                     X
--------------------------------------------------------------------------------------------------------------
Approve Sale of Company Assets                                                  X
--------------------------------------------------------------------------------------------------------------
Approve Share Plan Grant                                                        X
--------------------------------------------------------------------------------------------------------------
Approve Special Auditors Report on Related-Party Transactions                   X
--------------------------------------------------------------------------------------------------------------
Approve Spin-Off Agreement                                                      X
--------------------------------------------------------------------------------------------------------------
Approve Standard Accounting Transfers                                           X
--------------------------------------------------------------------------------------------------------------
Approve Statistics; Allocate Income; Discharge Director                         X
--------------------------------------------------------------------------------------------------------------
Approve Stock Appreciation Rights Plan                                          X
--------------------------------------------------------------------------------------------------------------
Approve Stock Award to Executive                                                X
--------------------------------------------------------------------------------------------------------------
Approve Stock Classes/Same Voting Rights                                        X
--------------------------------------------------------------------------------------------------------------
Approve Stock Dividend Program                                                  X
--------------------------------------------------------------------------------------------------------------
Approve Stock Split                                                             X
--------------------------------------------------------------------------------------------------------------
Approve Stock-for-Salary/Bonus Plan                                             X
--------------------------------------------------------------------------------------------------------------
Approve Transaction with a Related Party                                                       X
--------------------------------------------------------------------------------------------------------------
Approve Unlimited Capital Authorization                                                        X
--------------------------------------------------------------------------------------------------------------
Approve/Amend 401(k) Plan                                                       X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Bundled or Deferred Compensation Plans                            X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Employee Stock Purchase Plan                                      X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Employment Agreements                                             X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Executive Incentive Bonus Plan                                    X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Executive Stock Option Plan or Stock Option Plan Grants                          X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Investment Advisory or Subadvisory Agreement                      X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Option Plan/Overseas Employees                                    X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Performance Award Plan                                            X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Security Transfer Restrictions                                    X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Stock Ownership Limitations                                       X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Supplemental Retirement Plan                                      X
--------------------------------------------------------------------------------------------------------------
Authorize "Blank Check" Preferred Stock                                                        X
--------------------------------------------------------------------------------------------------------------
Authorize Board to Fill Vacancies                                               X
--------------------------------------------------------------------------------------------------------------
Authorize Board to Set Terms of Preferred                                       X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 9

--------------------------------------------------------------------------------------------------------------
Authorize Filing of Documents                                                   X
--------------------------------------------------------------------------------------------------------------
Authorize Issuance of Bonds/Debentures                                          X
--------------------------------------------------------------------------------------------------------------
Authorize Issuance of Investment Certificates                                   X
--------------------------------------------------------------------------------------------------------------
Authorize New Class of Common &/or Preferred Stock                              X
--------------------------------------------------------------------------------------------------------------
Authorize or Renew Shareholders Rights Plan (Poison Pill)                                      X
--------------------------------------------------------------------------------------------------------------
Authorize Reissuance of Repurchased Shares                                      X
--------------------------------------------------------------------------------------------------------------
Authorize Share Repurchase Program                                              X
--------------------------------------------------------------------------------------------------------------
Authorize Stock with Other Than One Vote/Share                                  X
--------------------------------------------------------------------------------------------------------------
Authorize Superstock to Defend Against Takeover Attempt                                        X
--------------------------------------------------------------------------------------------------------------
Board Delegate Powers to Committees                                             X
--------------------------------------------------------------------------------------------------------------
Board to Execute Approved Resolutions                                           X
--------------------------------------------------------------------------------------------------------------
Cancellation of Company Treasury Shares                                         X
--------------------------------------------------------------------------------------------------------------
Capitalize Reserves for Bonus Issue/Par                                         X
--------------------------------------------------------------------------------------------------------------
Change Company Name                                                             X
--------------------------------------------------------------------------------------------------------------
Change Date/Location of Annual Meeting                                          X
--------------------------------------------------------------------------------------------------------------
Change Denomination of Shares to Euro                                           X
--------------------------------------------------------------------------------------------------------------
Change Fundamental Investment Policy                                            X
--------------------------------------------------------------------------------------------------------------
Change Location of Registered Office                                            X
--------------------------------------------------------------------------------------------------------------
Change State of Incorporation                                                   X
--------------------------------------------------------------------------------------------------------------
Classification of Board of Directors                                                                       X
--------------------------------------------------------------------------------------------------------------
Close Meeting                                                                   X
--------------------------------------------------------------------------------------------------------------
Consider Non-financial Effects of Mergers                                       X
--------------------------------------------------------------------------------------------------------------
Convert Securities (e.g. Participation Certif., Multiple Voting Shares          X
to Common)
--------------------------------------------------------------------------------------------------------------
Create Position of Honorary Director                                            X
--------------------------------------------------------------------------------------------------------------
Create/Eliminate Special Shares Held by Government                              X
--------------------------------------------------------------------------------------------------------------
Declassify the Board of Directors                                                                          X
--------------------------------------------------------------------------------------------------------------
Designate Inspector of Meeting Minutes                                          X
--------------------------------------------------------------------------------------------------------------
Designate Risk Assessment Companies                                             X
--------------------------------------------------------------------------------------------------------------
Directors May Only Be Removed for Cause                                         X
--------------------------------------------------------------------------------------------------------------
Dividend Distributions                                                          X
--------------------------------------------------------------------------------------------------------------
Elect Chairman of Meeting                                                       X
--------------------------------------------------------------------------------------------------------------
Elect Company Clerk/Secretary                                                   X
--------------------------------------------------------------------------------------------------------------
Elect Directors for Different Classes of Shares                                 X
--------------------------------------------------------------------------------------------------------------
Elect Directors, Alternate/Deputy Directors, Opposition Slate                   X
--------------------------------------------------------------------------------------------------------------
Elect Employee Representative to the Board                                      X
--------------------------------------------------------------------------------------------------------------
Elect Members of Election Committee                                             X
--------------------------------------------------------------------------------------------------------------
Elect Members/Deputy Members                                                    X
--------------------------------------------------------------------------------------------------------------
Elect Representative - Holders of Savings Shares                                X
--------------------------------------------------------------------------------------------------------------
Elect Supervisory Board Member                                                  X
--------------------------------------------------------------------------------------------------------------
Election of Directors                                                           X
--------------------------------------------------------------------------------------------------------------
Eliminate Class of Common &/or Preferred Stock                                  X
--------------------------------------------------------------------------------------------------------------
Eliminate Preemptive Rights                                                                    X
--------------------------------------------------------------------------------------------------------------
Eliminate Right to Call Special Meeting                                         X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 10

--------------------------------------------------------------------------------------------------------------
Eliminate/Adjust Par Value of Common Stock                                      X
--------------------------------------------------------------------------------------------------------------
Elimination of Cumulative Voting                                                               X
--------------------------------------------------------------------------------------------------------------
Elimination of Written Consent                                                                 X
--------------------------------------------------------------------------------------------------------------
Establish/Alter Director Retirement Policy                                      X
--------------------------------------------------------------------------------------------------------------
Extend Redemption Date of Common &/or Preferred Stock                           X
--------------------------------------------------------------------------------------------------------------
Fair Price Amendment                                                                           X
--------------------------------------------------------------------------------------------------------------
Fix Number of Directors                                                         X
--------------------------------------------------------------------------------------------------------------
Increase Capital for Share Exchange Offer                                       X
--------------------------------------------------------------------------------------------------------------
Increase Common Stock and Split                                                 X
--------------------------------------------------------------------------------------------------------------
Increase Common/Authorize New Common &/or New Preferred                         X
--------------------------------------------------------------------------------------------------------------
Increase Stock for Rights Plan                                                  X
--------------------------------------------------------------------------------------------------------------
Increase/Reduce Authorized Common &/or Preferred Stock                          X
--------------------------------------------------------------------------------------------------------------
Issue Bonds with Warrants with or without Preemptive Rights                     X
--------------------------------------------------------------------------------------------------------------
Issue Common Upon Conversion of Preferred                                       X
--------------------------------------------------------------------------------------------------------------
Issue Convertible Bonds with or without Preemptive Rights                       X
--------------------------------------------------------------------------------------------------------------
Issue Equity/Convertible Subsidiary Securities                                  X
--------------------------------------------------------------------------------------------------------------
Issue options below book value                                                                 X
--------------------------------------------------------------------------------------------------------------
Issue options to members of management owning 25% or more of outstanding                       X
stock
--------------------------------------------------------------------------------------------------------------
Issue Shares for Acquisition                                                    X
--------------------------------------------------------------------------------------------------------------
Issue Shares for Option Scheme                                                  X
--------------------------------------------------------------------------------------------------------------
Issue Shares if Tender/Exchange Offer                                           X
--------------------------------------------------------------------------------------------------------------
Issue Shares with Warrants with or without Preemptive Rights                    X
--------------------------------------------------------------------------------------------------------------
Issue Warrants with or without Preemptive Rights                                X
--------------------------------------------------------------------------------------------------------------
Issue Warrants/Convertible Debentures                                           X
--------------------------------------------------------------------------------------------------------------
Limit or Eliminate Shareholder's Right to Call Special Meetings                                X
--------------------------------------------------------------------------------------------------------------
Miscellaneous Proposal Company-Specific                                         X
--------------------------------------------------------------------------------------------------------------
Open Meeting                                                                    X
--------------------------------------------------------------------------------------------------------------
Opt Out of Control Share Acquisition Law                                        X
--------------------------------------------------------------------------------------------------------------
Other Business                                                                                             X
--------------------------------------------------------------------------------------------------------------
Prepare and Approve List of Shareholders                                        X
--------------------------------------------------------------------------------------------------------------
Prohibition of Greenmail                                                                       X
--------------------------------------------------------------------------------------------------------------
Ratification of Management Actions During the Year                              X
--------------------------------------------------------------------------------------------------------------
Ratify Past Issuance of Shares                                                  X
--------------------------------------------------------------------------------------------------------------
Receive Financial Statements and Statutory Reports                              X
--------------------------------------------------------------------------------------------------------------
Receive Shareholders' Committee Report                                          X
--------------------------------------------------------------------------------------------------------------
Reduce Share Ownership Disclosure                                               X
--------------------------------------------------------------------------------------------------------------
Reduce Supermajority Vote Requirement(s)                                        X
--------------------------------------------------------------------------------------------------------------
Reduce/Cancel Share Premium Account                                             X
--------------------------------------------------------------------------------------------------------------
Reimbursement of Proxy Contest Expenses                                         X
--------------------------------------------------------------------------------------------------------------
Reincorporation with an "Anti-takeover" Amendment                                              X
--------------------------------------------------------------------------------------------------------------
Remove Age Restriction for Directors                                            X
--------------------------------------------------------------------------------------------------------------
Remove Anti-takeover Provision(s)                                               X
--------------------------------------------------------------------------------------------------------------
Renew Partial Takeover Provision                                                X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 11

--------------------------------------------------------------------------------------------------------------
Renew Unmarketable Parcels Provision                                            X
--------------------------------------------------------------------------------------------------------------
Repurchase Shares/Tender Exchange Offer                                         X
--------------------------------------------------------------------------------------------------------------
Require Advance Notice/Shareholder Proposals/Nominations                        X
--------------------------------------------------------------------------------------------------------------
Rescind Fair Price Provision                                                    X
--------------------------------------------------------------------------------------------------------------
Restrict Right to Call Special Meeting                                                         X
--------------------------------------------------------------------------------------------------------------
Set Limit for Capital Increases                                                 X
--------------------------------------------------------------------------------------------------------------
Set Number Members/Deputy Member Board                                          X
--------------------------------------------------------------------------------------------------------------
Supermajority Requirement for Repeal of Anti-takeover Amendments                               X
--------------------------------------------------------------------------------------------------------------
Use Capital Authority - Tender/Exchange Offer                                   X
--------------------------------------------------------------------------------------------------------------
Waive Control Share Acquisition Provision                                       X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 12

------------------------------------------------------------------------------------------------------------------
EXHIBIT B:                                                                  FOR          AGAINST          DETAILED
SHAREHOLDER PROPOSALS                                                     PROPOSAL       PROPOSAL          REVIEW
------------------------------------------------------------------------------------------------------------------
Adopt or Provide for Confidential Voting                                      X
------------------------------------------------------------------------------------------------------------------
Allow Representative on Board                                                 X
------------------------------------------------------------------------------------------------------------------
Amend Terms of Existing Poison Pill                                           X
------------------------------------------------------------------------------------------------------------------
Avoid Export of US Jobs (Outsourcing)                                                         X
------------------------------------------------------------------------------------------------------------------
Cease Tobacco-Related Advertising                                                             X
------------------------------------------------------------------------------------------------------------------
Change Date/Time of Annual Meeting                                            X
------------------------------------------------------------------------------------------------------------------
Change Size of Board of Directors                                             X
------------------------------------------------------------------------------------------------------------------
Convert Closed-End Fund to Open-End Fund                                      X
------------------------------------------------------------------------------------------------------------------
Declassify the Board of Directors                                                                             X
------------------------------------------------------------------------------------------------------------------
Do Not Support Abortion-Related Activity                                      X
------------------------------------------------------------------------------------------------------------------
Elect Shareholder-Nominee to Board - Financial/Fiscal  Purpose                X
------------------------------------------------------------------------------------------------------------------
Elect Shareholder-Nominee to Board - Political Purpose                                        X
------------------------------------------------------------------------------------------------------------------
Eliminate Cumulative Voting                                                                   X
------------------------------------------------------------------------------------------------------------------
Eliminate Discretionary Voting/Unmarked Proxies                               X
------------------------------------------------------------------------------------------------------------------
Eliminate Retirement Benefits for Nonexecutive Directors                      X
------------------------------------------------------------------------------------------------------------------
Eliminate/Restrict/Vote on Severance Agreement                                X
------------------------------------------------------------------------------------------------------------------
End Production of Tobacco Products                                                            X
------------------------------------------------------------------------------------------------------------------
Endorse Ceres Principles                                                                      X
------------------------------------------------------------------------------------------------------------------
Establish a Compensation Committee                                            X
------------------------------------------------------------------------------------------------------------------
Establish a Nominating Committee                                              X
------------------------------------------------------------------------------------------------------------------
Establish Director Stock Ownership Requirements                               X
------------------------------------------------------------------------------------------------------------------
Establish Mandatory Retirement Age for Directors                                              X
------------------------------------------------------------------------------------------------------------------
Establish Other Board Committee                                               X
------------------------------------------------------------------------------------------------------------------
Establish Shareholder Advisory Committee                                      X
------------------------------------------------------------------------------------------------------------------
Establish Term Limits for Directors                                                           X
------------------------------------------------------------------------------------------------------------------
Have Majority of Independent Directors                                        X
------------------------------------------------------------------------------------------------------------------
Hire Advisor/Maximize Shareholder Value                                       X
------------------------------------------------------------------------------------------------------------------
Implement or Report on MacBride Principles                                                    X
------------------------------------------------------------------------------------------------------------------
Increase Disclosure of Executive Compensation                                 X
------------------------------------------------------------------------------------------------------------------
Initiate Payment of Cash Dividend                                             X
------------------------------------------------------------------------------------------------------------------
Investigate Proxy Voting History                                              X
------------------------------------------------------------------------------------------------------------------
Limit Committees to Independent Directors                                     X
------------------------------------------------------------------------------------------------------------------
Limit Discretionary Proxy Authority                                           X
------------------------------------------------------------------------------------------------------------------
Limit Executive Compensation                                                                  X
------------------------------------------------------------------------------------------------------------------
Limit Number of Boards a Director Can Sit On                                                  X
------------------------------------------------------------------------------------------------------------------
Liquidate Company Assets/Distribute Proceeds                                  X
------------------------------------------------------------------------------------------------------------------
Opt Out of State Anti-takeover Laws                                           X
------------------------------------------------------------------------------------------------------------------
Phase Out Nuclear Facilities                                                                  X
------------------------------------------------------------------------------------------------------------------
Prepare Environmental Supplement to Annual Report                                             X
------------------------------------------------------------------------------------------------------------------
Prepare Report on Foreign Military Sales                                                      X
------------------------------------------------------------------------------------------------------------------
Prepare Report on Health Care Reform                                                          X
------------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 13

--------------------------------------------------------------------------------------------------------------
Prepare Report to Promote EEOC-Related Activity                                               X
--------------------------------------------------------------------------------------------------------------
Prepare Tobacco-Related Report                                                                X
--------------------------------------------------------------------------------------------------------------
Prohibit Contributions to Directors' Charities                                X
--------------------------------------------------------------------------------------------------------------
Prohibit Directors from being Commercially Related to Co.                     X
--------------------------------------------------------------------------------------------------------------
Prohibit Smoking in Company Facilities                                        X
--------------------------------------------------------------------------------------------------------------
Reduce or Eliminate Toxic Wastes or Emissions                                                 X
--------------------------------------------------------------------------------------------------------------
Reduce or Eliminate Use of Chlorine Bleach                                                    X
--------------------------------------------------------------------------------------------------------------
Reduce Supermajority Vote Requirement                                         X
--------------------------------------------------------------------------------------------------------------
Reincorporate in Another State                                                X
--------------------------------------------------------------------------------------------------------------
Remove Anti-takeover Provisions                                               X
--------------------------------------------------------------------------------------------------------------
Remove Existing Directors                                                                     X
--------------------------------------------------------------------------------------------------------------
Report on Alcohol Advertising to Minors                                                       X
--------------------------------------------------------------------------------------------------------------
Report on Bank Lending Policies                                                               X
--------------------------------------------------------------------------------------------------------------
Report on Charitable Contributions                                                            X
--------------------------------------------------------------------------------------------------------------
Report on Economic Conversion of Defense Business                                             X
--------------------------------------------------------------------------------------------------------------
Report on Environmental Liabilities                                                           X
--------------------------------------------------------------------------------------------------------------
Report on Executive Compensation                                                              X
--------------------------------------------------------------------------------------------------------------
Report on Government Service of Employees                                                     X
--------------------------------------------------------------------------------------------------------------
Report on Maquiladora Operations                                                              X
--------------------------------------------------------------------------------------------------------------
Report on NAFTA                                                                               X
--------------------------------------------------------------------------------------------------------------
Report on Political Contributions/Acts                                                        X
--------------------------------------------------------------------------------------------------------------
Require 2 Candidates for Each Board Seat                                                      X
--------------------------------------------------------------------------------------------------------------
Require Director Nominee Qualifications                                       X
--------------------------------------------------------------------------------------------------------------
Require Directors Fees to be Paid in Stock                                                    X
--------------------------------------------------------------------------------------------------------------
Restore Executive Compensation Plan Awards                                    X
--------------------------------------------------------------------------------------------------------------
Restore or Provide for Cumulative Voting                                      X
--------------------------------------------------------------------------------------------------------------
Restore Preemptive Rights of Shareholder                                                      X
--------------------------------------------------------------------------------------------------------------
Rotate Annual Meeting Location                                                                X
--------------------------------------------------------------------------------------------------------------
Seek Sale of Company/Assets                                                                   X
--------------------------------------------------------------------------------------------------------------
Separate Chairman and CEO Positions                                           X
--------------------------------------------------------------------------------------------------------------
Spin Off Tobacco-Related Business                                                             X
--------------------------------------------------------------------------------------------------------------
Submit All Acquisition Offers for Shareholder Vote                                            X
--------------------------------------------------------------------------------------------------------------
Submit Executive Compensation to Vote                                                         X
--------------------------------------------------------------------------------------------------------------
Submit Preferred Stock Issuance to Vote                                                       X
--------------------------------------------------------------------------------------------------------------
Submit Rights Plan to a Vote                                                                  X
--------------------------------------------------------------------------------------------------------------
Terminate Executive Compensation Plan                                                         X
--------------------------------------------------------------------------------------------------------------
Use U.S. Label/Advertising Standard Abroad                                                    X
--------------------------------------------------------------------------------------------------------------

                           UBS GLOBAL ASSET MANAGEMENT

                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY

                                VOTING GUIDELINES

                                       AND

                                     POLICY

                                   VERSION 2.0

                                  FEBRUARY 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

                                TABLE OF CONTENTS

GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

   A. GENERAL CORPORATE GOVERNANCE BENCHMARKS                                        1

   B. PROXY VOTING GUIDELINES - MACRO RATIONALES                                     3

   C. PROXY VOTING DISCLOSURE GUIDELINES                                             7

   D. PROXY VOTING CONFLICT GUIDELINES                                               8

                                       i                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

                  GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

      1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

      2. In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt.

      3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Policy                                 1                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:

      -     Board exercises judgment independently of management.

      -     Separate Chairman and Chief Executive.

      -     Board has access to senior management members.

      -     Board is comprised of a significant number of independent outsiders.

      -     Outside directors meet independently.

      -     CEO performance standards are in place.

      -     CEO performance is reviewed annually by the full board.

      -     CEO succession plan is in place.

      -     Board involvement in ratifying major strategic initiatives.

      - Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:

      - Board determines necessary board member skills, knowledge and experience.

      - Board conducts the screening and selection process for new directors.

      -     Shareholders should have the ability to nominate directors.

      - Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

      - Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

      -     Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:

      - Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

      - Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

      -     Employment contracts should not entrench management.

      - Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Policy                                 2                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:

      - Executive remuneration should be commensurate with responsibilities and performance.

      - Incentive schemes should align management with shareholder objectives.

      - Employment policies should encourage significant shareholding by management and board members.

      - Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

      - Long-term incentives should be linked to transparent long-term performance criteria.

      - Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:

      -     Auditors are approved by shareholders at the annual meeting.

      - Audit, consulting and other fees to the auditor are explicitly disclosed.

      - The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

      -     Periodic (every 5 years) tender of the audit firm or audit partner.

B. PROXY VOTING GUIDELINES - MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.    GENERAL GUIDELINES

      a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

      b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

      c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

Policy                                 3                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

      d. In general, we oppose proposals, which in our view, act to entrench management.

      e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

      f. We will vote in favor of shareholder resolutions for confidential voting.

2.    BOARD OF DIRECTORS & AUDITORS

      a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

      b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

      c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

      d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

      e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3.    COMPENSATION

      a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

      b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

      c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

      d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

      e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

Policy                                 4                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

      f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4.    GOVERNANCE PROVISIONS

      a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

      b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

      c. Any substantial new share issuance should require prior shareholder approval.

      d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

      e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

      f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

      g. We will support proposals that enable shareholders to directly nominate directors.

5.    CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

      a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

      b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6.    MERGERS, TENDER OFFERS & PROXY CONTESTS

      a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.    SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

Policy                                 5                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

      a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

      b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

      c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8.    ADMINISTRATIVE & OPERATIONS

      a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

      b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9.    MISCELLANEOUS

      a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.

      b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

      c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

      d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.

Policy                                 6                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

C.    PROXY VOTING DISCLOSURE GUIDELINES

      - Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

      - Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below.)

      - Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance representative.

      - Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

      - Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

      - In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

      - We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

      - The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

Policy                                 7                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

D. PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

- Under no circumstances will general business, sales or marketing issues influence our proxy votes.

- UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

Policy                                 8                           February 2004

                        Wellington Management Company, LLP
                        Proxy Policies and Procedures

                        Dated: April 30, 2004

INTRODUCTION            Wellington Management Company, LLP ("Wellington
                        Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

                        Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES   As a matter of policy, Wellington Management:

                        1

                        Takes responsibility for voting client proxies only upon a client's written request.

                        2

                        Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                        3

                        Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                        4

                        Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                        5

                        Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                        6

                        Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

Wellington Management Company, LLP                                        Page 1

                        Wellington Management Company, LLP
                        Proxy Policies and Procedures

                        Dated: April 30, 2004

                        7

                        Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                        8

                        Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                        9

                        Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND      Wellington Management has a Proxy Committee, established
OVERSIGHT               by action of the firm's Executive Committee, that is
                        responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy
                        Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington
                        Management is the responsibility of the Proxy Group within the Corporate Operations Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting    AUTHORIZATION TO VOTE. Wellington Management will vote
                        only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                        RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

Wellington Management Company, LLP                                        Page 2

                        Wellington Management Company, LLP
                        Proxy Policies and Procedures

                        Dated: April 30, 2004

                        RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                        RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                        PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                        - Generally, issues for which explicit proxy voting
                          guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

                        - Issues identified as "case-by-case" in the Proxy
                          Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                        - Absent a material conflict of interest, the portfolio
                          manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                        MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES.

                        Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

                        If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will

Wellington Management Company, LLP                                        Page 3

                        Wellington Management Company, LLP
                        Proxy Policies and Procedures

                        Dated: April 30, 2004

                        resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations    In certain instances, Wellington Management may be
                        unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                        SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                        SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                        In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                        LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances

Wellington Management Company, LLP                                        Page 4

                        Wellington Management Company, LLP
                        Proxy Policies and Procedures

                        Dated: April 30, 2004

                        where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION  Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                        Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Wellington Management Company, LLP                                        Page 5

                        Wellington Management Company, LLP             EXHIBIT A
                        Proxy Voting Guidelines

                        Dated: April 30, 2004

INTRODUCTION            Upon a client's written request, Wellington Management
                        Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities.
                        Wellington Management established these Proxy Voting
                        Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                        These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                        Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES

COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

- Election of Directors:                                         For

- Repeal Classified Board (SP):                                  For

- Adopt Director Tenure/Retirement Age (SP):                     Against

- Minimum Stock Ownership by Directors (SP):                     Case-by-Case

- Adopt Director & Officer Indemnification:                      For

- Allow Special Interest Representation to Board (SP):           Against

- Require Board Independence (SP):                               For

- Require Board Committees to be Independent (SP):               For

- Require a Separation of Chair and CEO or Require a             Case-by-Case
  Lead Director (SP):

Wellington Management Company, LLP                                        Page 1

                        Wellington Management Company, LLP
                        Proxy Voting Guidelines

                        Dated: April 30, 2004

- Boards not Amending Policies That are Supported                Withhold
  by a Majority of Shareholders:                                 vote*

  * on all Directors seeking election the following year

- Approve Directors' Fees:                                       For

- Approve Bonuses for Retiring Directors:                        For

- Elect Supervisory Board/Corporate Assembly:                    For

MANAGEMENT COMPENSATION

- Adopt/Amend Stock Option Plans:                                Case-by-Case

- Adopt/Amend Employee Stock Purchase Plans:                     For

- Eliminate Golden Parachutes (SP):                              For

- Expense Future Stock Options (SP):                             For

- Shareholder Approval of All Stock Option Plans (SP):           For

- Shareholder Approval of Future Severance Agreements            For
  Covering Senior Executives (SP):

- Recommend Senior Executives Own and Hold Company               For
  Stock, not Including Options (SP):

- Disclose All Executive Compensation (SP):                      For

REPORTING OF RESULTS

- Approve Financial Statements:                                  For

- Set Dividends and Allocate Profits:                            For

- Limit Non-Audit Services Provided by Auditors (SP):            For

- Ratify Selection of Auditors and Set Their Fees:               For

- Elect Statutory Auditors:                                      For

Wellington Management Company, LLP                                        Page 2

                        Wellington Management Company, LLP
                        Proxy Voting Guidelines

                        Dated: April 30, 2004

SHAREHOLDER VOTING RIGHTS

- Adopt Cumulative Voting (SP):                                  Against

- Redeem or Vote on Poison Pill (SP):                            For

- Authorize Blank Check Preferred Stock:                         Against

- Eliminate Right to Call a Special Meeting:                     Against

- Increase Supermajority Vote Requirement:                       Against

- Adopt Anti-Greenmail Provision:                                For

- Restore Preemptive Rights:                                     Case-by-Case

- Adopt Confidential Voting (SP):                                For

- Approve Unequal Voting Rights:                                 Against

- Remove Right to Act by Written Consent:                        Against

- Approve Binding Shareholder Proposals:                         Case-by-Case

CAPITAL STRUCTURE

- Increase Authorized Common Stock:                              Case-by-Case

- Approve Merger or Acquisition:                                 Case-by-Case

- Approve Technical Amendments to Charter:                       Case-by-Case

- Opt Out of State Takeover Statutes:                            For

- Consider Non-Financial Effects of Mergers:                     Against

- Authorize Share Repurchase:                                    For

- Authorize Trade in Company Stock:                              For

- Issue Debt Instruments:                                        For

Wellington Management Company, LLP                                        Page 3

                        Wellington Management Company, LLP
                        Proxy Voting Guidelines

                        Dated: April 30, 2004

SOCIAL ISSUES

- Endorse the Ceres Principles (SP):                             Case-by-Case

- Disclose Political and PAC Gifts (SP):                         For

- Require Adoption of International Labor Organization's         Case-by-Case
  Fair Labor Principles (SP):

MISCELLANEOUS

- Approve Other Business:                                        Abstain

- Approve Reincorporation:                                       Case-by-Case

Wellington Management Company, LLP                                        Page 4

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                                     ACTIVE
                                                                  ACTIVE         DIVERSIFIED                       BOND TRUST
                                                                   BOND             BOND         PRO FORMA          PRO FORMA
                                                                   FUND             TRUST       ADJUSTMENTS         COMBINED
                                                              ---------------   -------------   -----------      ---------------
ASSETS
Investments in securities, at value                           $ 1,114,560,000   $ 376,509,120                    $ 1,491,069,120
     Securities on loan, at value                                  96,093,000      99,265,154                        195,358,154
     Repurchase agreements, at value                                        -      38,843,000                         38,843,000
                                                              ---------------   -------------                    ---------------
     TOTAL INVESTMENTS IN SECURITIES, AT VALUE
    (See accompanying portfolio of investments)                 1,210,653,000     514,617,274                      1,725,270,274
Cash                                                                1,587,000       2,887,922                          4,474,922
Receivables:
     Forward foreign currency contracts                                97,000          11,409                            108,409
     Investments sold                                               7,065,000              98                          7,065,098
     Fund shares sold                                                       -       1,828,574                          1,828,574
     Dividends and interest                                         9,107,000       4,279,832                         13,386,832
Other assets                                                           57,000           7,027                             64,027
                                                              ---------------   -------------                    ---------------
     TOTAL ASSETS                                               1,228,566,000     523,632,136                      1,752,198,136
                                                              ---------------   -------------                    ---------------

LIABILITIES
Payables:
     Forward foreign currency contracts                                     -          26,369                             26,369
     Investments purchased                                        118,031,000      24,995,757                        143,026,757
     Fund shares redeemed                                                   -         826,387                            826,387
     Dividend and interest withholding tax                                  -             142                                142
     Other payables and accrued expenses                              282,000          49,800    $  217,172  A           548,972
     Collateral for securities lending                             97,538,000     101,269,955                        198,807,955
Interest rate swap contracts                                        1,410,000               -                          1,410,000
Written options outstanding, at value                                 173,000               -                            173,000
                                                              ---------------   -------------                    ---------------
     TOTAL LIABILITIES                                            217,434,000     127,168,410                        344,819,582
                                                              ---------------   -------------                    ---------------
NET ASSETS                                                    $ 1,011,132,000   $ 396,463,726                    $ 1,407,378,554
                                                              ===============   =============                    ===============

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                    $        20,000   $   6,829,191   ($  217,172) A   $     6,632,019
Accumulated undistributed net realized gain (loss) on
     investments, futures, foreign currency and forward
     foreign currency contracts                                    (2,083,000)      1,067,247                         (1,015,753)
Unrealized appreciation (depreciation) on:
     Investments                                                   (1,184,000)     (1,263,467)                        (2,447,467)
     Written options contracts                                        511,000               -                            511,000
     Interest rate swaps                                           (1,410,000)              -                         (1,410,000)
     Foreign currency and forward foreign currency contracts         (190,000)        (16,044)                          (206,044)
Capital shares at par value of $.01                                 1,065,690         383,583        34,187  B         1,483,460
Additional paid-in capital                                      1,014,402,310     389,463,216       (34,187) B     1,403,831,339
                                                              ---------------   -------------   -----------      ---------------
NET ASSETS                                                    $ 1,011,132,000   $ 396,463,726                    $ 1,407,378,554
                                                              ===============   =============                    ===============
Investments in securities, including repurchase
     agreements and securities on loan, at
     identified cost                                          $ 1,211,837,000   $ 515,880,741                    $ 1,727,717,741
                                                              ===============   =============                    ===============

NET ASSET VALUES:

NAV SHARES:
Net Assets at value                                           $ 1,011,132,000               -   ($  189,767) C   $ 1,010,942,233
                                                              ===============   =============                    ===============
Shares Outstanding                                                106,569,000               -             -  D       106,569,000
                                                              ---------------   -------------   -----------      ---------------
Net asset value, offering and redemption price per share      $          9.49               -                    $          9.49
                                                              ===============   =============                    ===============

SERIES I SHARES:
Net Assets at value                                                         -   $ 264,714,957   ($   18,401) C   $   264,696,556
                                                              ===============   =============                    ===============
Shares Outstanding                                                          -      25,581,766     2,312,329  D        27,894,095
                                                              ---------------   -------------   -----------      ---------------
Net asset value, offering and redemption price per share                    -   $       10.35                    $          9.49
                                                              ===============   =============                    ===============

    The accompanying notes are an integral part of the financial statements.

SERIES II SHARES:
Net Assets at value                                                         -   $ 131,740,361   ($    9,003) C   $   131,731,358
                                                              ===============   =============                    ===============
Shares Outstanding                                                          -      12,775,749     1,106,270  D        13,882,019
                                                              ---------------   -------------   -----------      ---------------
Net asset value, offering and redemption price per share                    -   $       10.31                    $          9.49
                                                              ===============   =============                    ===============

SERIES III SHARES:
Net Assets at value                                                         -   $       8,408   ($        1) C   $         8,407
                                                              ===============   =============                    ===============
Shares Outstanding                                                          -             814            72  D               886
                                                              ---------------   -------------   -----------      ---------------
Net asset value, offering and redemption price per share                    -   $       10.33                    $          9.49
                                                              ===============   =============                    ===============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                                        ACTIVE
                                                                  ACTIVE          DIVERSIFIED                         BOND TRUST
                                                                   BOND              BOND         PRO FORMA           PRO FORMA
                                                                   FUND              TRUST       ADJUSTMENTS           COMBINED
                                                               -------------    ---------------  -----------        --------------
Investment Income:
      Interest                                                 $  48,053,606     $   16,417,222                     $   64,470,828
      Dividends                                                      612,753             36,968                            649,721
      Securities lending                                              50,326             22,210                             72,536
      Less: Foreign taxes withheld                                    (1,414)              (142)                            (1,556)
                                                               -------------    ---------------                     --------------
      Total income                                                48,715,271         16,476,258                     $   65,191,529
                                                               -------------    ---------------                     --------------

Expenses:
      Investment adviser fee                                       6,393,168          2,176,751     (173,297)   E        8,396,622
      Distribution fee for Series I                                        -            442,619     (301,795)   F          140,824
      Distribution fee for Series II                                       -            236,972      (29,977)   F          206,995
      Distribution fee for Series III                                      -                 31          (12)   F               19
      Custodian fee                                                  362,482            185,292     (185,292)   G          362,482
      Fund administration fees                                             -             44,993                             44,993
      Printing and postage fees                                      279,502             25,859                            305,361
      Audit and legal fees                                           262,075             34,058     (158,000)   G          138,133
      Registration and filing fees                                         -              5,723                              5,723
      Trustees fees and expenses                                      34,551              6,158                             40,709
      Miscellaneous                                                   43,103             11,540                             54,643
                                                               -------------    ---------------  -----------        --------------
      Total expenses                                               7,374,881          3,169,996     (848,373)            9,696,504
                                                               -------------    ---------------  -----------        --------------
Net investment income (loss)                                      41,340,390         13,306,262                         55,495,025
                                                               -------------    ---------------                     --------------

Realized and unrealized gain (loss) on investments,
      foreign currency and forward foreign
      currency contracts:
Net realized gain (loss) on:
      Investment transactions                                       (359,948)         3,571,747                          3,211,799
      Futures contracts                                                    -                  -
      Foreign currency and forward foreign currency contracts        604,397           (272,739)                           331,658
Change in unrealized appreciation (depreciation) on:
      Investments                                                (28,198,044)       (18,946,933)                       (47,144,977)
      Written options contracts                                      510,779                  -                            510,779
      Interest rate swaps                                         (1,410,043)                 -                         (1,410,043)
      Translation of foreign currency and forward foreign
      currency contracts                                            (190,118)           (16,090)                          (206,208)
                                                               -------------    ---------------                     --------------
      Net gain (loss) on investments, foreign currency
         and forward foreign currency contracts                  (29,042,977)       (15,664,015)                       (44,706,992)
                                                               -------------    ---------------                     --------------
Net increase (decrease) in net assets
      resulting from operations                                $  12,297,413    ($    2,357,753)                    $   10,788,033
                                                               =============    ===============                     ==============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                      ACTIVE
 ACTIVE       DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED   BOND TRUST
  BOND            BOND         BOND TRUST                                                  BOND           BOND        PROFORMA
  FUND           TRUST          PROFORMA                                                   FUND           TRUST       COMBINED
  ----           -----          --------                                                   ----           -----       --------
                                              PREFERRED STOCKS - 0.41%
                                              DIVERSIFIED OPERATIONS - 0.00%
         1                -                1  Glass Tech., Inc. - Ser. A               $       1,000             -  $      1,000
                                              FINANCIAL SERVICES - 0.05%
    31,083                -           31,083  J.P. Morgan Chase Capital XII                  719,571             -       719,571
                                              ELECTRICAL UTILITIES - 0.18%
    47,000                -           47,000  Dominion Resources, Inc.                     2,556,800             -     2,556,800
                                              REAL ESTATE - 0.18%
    39,300                -           39,300  Delphi Properties, Inc.                      1,006,080             -     1,006,080
    31,000                -           31,000  Health Care Property Investments,
                                                 Inc. - Series F                             751,440             -       751,440
    33,400                -           33,400  Prologis - Series F                            773,210             -       773,210
                                                                                       -------------  ------------  ------------
                                                                                           2,530,730             -     2,530,730
--------------------------------------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS
                                                 (Cost $6,018,055)                         5,808,101             -     5,808,101
--------------------------------------------------------------------------------------------------------------------------------

                                              WARRANTS - 0.00%
                                              LEISURE TIME - 0.00%
       152                -              152  Sunterra Corp. (Expires
                                                 07/26/2007)                                       -             -             -
--------------------------------------------------------------------------------------------------------------------------------
                                              TOTAL WARRANTS - (Cost $0)                           -             -             -
--------------------------------------------------------------------------------------------------------------------------------

                                              U.S. TREASURY OBLIGATIONS - 13.76%
                                              U.S. TREASURY BONDS - 3.10%
         -  $    13,810,000  $    13,810,000     5.25% due 02/15/2029                              -    13,540,277  $ 13,540,277
$9,908,000        1,580,000       11,488,000     5.375% due 02/15/2031                 $   9,992,763     1,593,517    11,586,280
         -        1,719,000        1,719,000     6.50% due 11/15/2026                              -     1,965,233     1,965,233
         -        1,840,000        1,840,000     7.875% due 02/15/2021                             -     2,375,181     2,375,181
         -          877,000          877,000     8.00% due 11/15/2021                              -     1,149,487     1,149,487
         -        2,045,000        2,045,000     8.75% due 08/15/2020 ***                          -     2,832,564     2,832,564
         -        7,445,000        7,445,000     8.875% due 08/15/2017 (a)                         -    10,201,682    10,201,682
                                                                                       -------------  ------------  ------------
                                                                                           9,992,763    33,657,941  $ 43,650,704
                                              U.S. TREASURY NOTES - 10.66%
         -       22,000,000       22,000,000     1.125% due 06/30/2005 (a)                         -    21,798,040    21,798,040
11,000,000                -       11,000,000     1.50% due 07/31/2005 (a)                 10,926,520             -    10,926,520
 6,263,000                -        6,263,000     1.625% due 02/28/2006 (a)                 6,171,260             -     6,171,260
 6,104,100                -        6,104,100     2.00% due 01/15/2014 (a)                  6,067,854             -     6,067,854
 8,796,000                -        8,796,000     3.00% due 02/15/2009 (a)                  8,523,183             -     8,523,183
 2,195,529                -        2,195,529     3.00% due 07/15/2012 (a)                  2,373,573             -     2,373,573
         -        7,900,000        7,900,000     3.25% due 08/15/2007 (a)                          -     7,907,094     7,907,094
 2,791,955                -        2,791,955     3.5% due 01/15/2011 (a)                   3,099,941             -     3,099,941
         -        2,094,192        2,094,192     3.625% due 01/15/2008 (a)                         -     2,288,642     2,288,642
 1,719,330                -        1,719,330     3.875% due 1/15/2009 (a)                  1,916,785             -     1,916,785
         -        2,280,000        2,280,000     3.875% due 02/15/2013 (a)                         -     2,179,628     2,179,628
 3,536,000                -        3,536,000     4.00% due 06/15/2009 (a)                  3,566,250             -     3,566,250
24,910,000                -       24,910,000     4.75% due 05/15/2014 (a)                 25,169,811             -    25,169,811
         -        4,225,000        4,225,000     5.625% due 02/15/2006 (a)                         -     4,436,085     4,436,085
         -       15,100,000       15,100,000     5.75% due 08/15/2010 (a)                          -    16,463,711    16,463,711
   725,000        5,940,000        6,665,000     6.00% due 08/15/2009 (a)                    796,679     6,527,270     7,323,949
18,465,000                -       18,465,000     6.875% due 05/15/2006 (a)                19,877,277             -    19,877,277
                                                                                       -------------  ------------  ------------
                                                                                          88,489,133    61,600,470   150,089,603
--------------------------------------------------------------------------------------------------------------------------------
                                              TOTAL U.S. TREASURY OBLIGATIONS
                                               (Cost $195,146,466)                     $  98,481,896  $ 95,258,411  $193,740,307
--------------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                      ACTIVE
 ACTIVE       DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED   BOND TRUST
  BOND            BOND         BOND TRUST                                                  BOND           BOND        PROFORMA
  FUND           TRUST          PROFORMA                                                   FUND           TRUST       COMBINED
  ----           -----          --------                                                   ----           -----       --------
                                              U.S. GOVERNMENT AGENCY OBLIGATIONS
                                                 - 28.79%
                                              FEDERAL HOME LOAN BANK - 0.73%
         -        6,425,000        6,425,000     2.50% due 12/15/2005 (a)                          -     6,414,251     6,414,251
         -        3,880,000        3,880,000     3.75% due 08/15/2007 (a)                          -     3,900,677     3,900,677
                                                                                       -------------  ------------  ------------
                                                                                                   -    10,314,928    10,314,928
                                              FEDERAL HOME LOAN MORTGAGE
                                                 CORPORATION - 5.47%
   779,559                -          779,559     3.50% due 03/15/2033                        768,438             -       768,438
 5,645,953                -        5,645,953     4.25% due 07/15/2009
                                                  to 03/15/2031                            5,518,463             -     5,518,463
 2,000,000                -        2,000,000     4.50% due 07/15/2013                      1,913,240             -     1,913,240
20,518,420                -       20,518,420     5.00% due 11/01/2017
                                                  to 08/01/2033                           20,399,026             -    20,399,026
 2,000,000                -        2,000,000     5.00% TBA **                              1,930,000             -     1,930,000
18,118,700        5,914,001       24,032,701     5.50% due 07/15/2006
                                                  to 01/01/2034                           18,289,893     5,923,662    24,213,555
         -        4,130,000        4,130,000     5.875% due 03/21/2011 (a)                         -     4,341,055     4,341,055
 3,778,981        4,035,918        7,814,899     6.00% due 04/01/2016
                                                  to 10/15/2032                            3,910,451     4,212,347     8,122,798
         -        6,500,000        6,500,000     6.00% TBA **                                      -     6,636,097     6,636,097
 3,031,744                -        3,031,744     6.50% due 04/01/2031                      3,164,762             -     3,164,762
                                                                                       -------------  ------------  ------------
                                                                                          55,894,273    21,113,161    77,007,434
                                              FEDERAL NATIONAL MORTGAGE
                                                 ASSOCIATION - 17.39%
12,918,936                -       12,918,936     1.00% due 10/01/2033
                                                  to 03/25/2034                           12,878,627             -    12,878,627
 2,000,000                -        2,000,000     2.50% due 06/15/2008                      1,899,950             -     1,899,950
 1,810,385                -        1,810,385     3.00% due 04/25/2033                      1,652,358             -     1,652,358
 4,022,726                -        4,022,726     3.25% due 08/15/2008
                                                  to 7/25/2033                             3,835,905             -     3,835,905
 1,443,556                -        1,443,556     3.50% due 7/25/2033                       1,327,222             -     1,327,222
         -        6,161,970        6,161,970     3.785% due 09/01/2033 (b)                         -     6,090,904     6,090,904
         -          808,994          808,994     3.844% due 07/01/2033 (b)                         -       795,426       795,426
   716,261        2,200,000        2,916,261     4.25% due 07/15/2007
                                                  to 3/25/2033                               702,212     2,240,579     2,942,791
 3,550,000                -        3,550,000     4.375% due 03/15/2013                     3,386,313             -     3,386,313
11,986,095                -       11,986,095     4.50% due 7/01/2018                      11,744,673             -    11,744,673
 7,845,000                -        7,845,000     4.50% TBA                                 7,663,584             -     7,663,584
47,517,436        1,489,057       49,006,493     5.00% due 10/25/2016
                                                  to 06/01/2034                           46,750,956     1,494,357    48,245,313
11,455,000                -       11,455,000     5.00% TBA **                             11,220,143             -    11,220,143
41,675,497        5,647,919       47,323,416     5.50% due 02/01/2018
                                                  to 05/01/2034                           39,589,946     5,637,213    45,227,159
         -        2,715,000        2,715,000     5.50% TBA **                                      -     2,776,087     2,776,087
17,247,315        3,545,102       20,792,417     6.00% due 05/15/2008 to
                                                 02/01/2034 (a)                           17,657,468     3,783,017    21,440,485
 4,830,000       10,140,000       14,970,000     6.00% TBA **                              4,929,619    10,349,138    15,278,757
         -        3,000,000        3,000,000     6.25% due 05/15/2029                              -     3,155,985     3,155,985
 9,611,972        8,743,305       18,355,277     6.50% due 06/01/2031
                                                  to 04/01/2034                           10,015,535     9,113,050    19,128,585
 8,275,000        2,460,000       10,735,000     6.50% TBA **                              8,613,762     2,560,707    11,174,469
 1,000,000                -        1,000,000     6.625% due 11/15/2030                     1,100,560             -     1,100,560
 2,798,825        3,718,028        6,516,853     7.00% due 09/01/2010
                                                  to 10/25/2041                            2,973,470     3,929,889     6,903,359
 2,200,000                -        2,200,000     7.00% TBA                                 2,319,625             -     2,319,625
         -        2,402,361        2,402,361     7.50% due 01/25/2028
                                                  to 08/01/2031 (b)                                -     2,574,828     2,574,828
                                                                                       -------------  ------------  ------------
                                                                                         190,261,928    54,501,180   244,763,108
                                              GOVERNMENT NATIONAL MORTGAGE
                                                 ASSOCIATION - 5.20%
   594,807                -          594,807     3.75% due 05/16/2033                        561,452             -       561,452
36,499,724        3,818,659       40,318,383     5.00% due 5/15/2033
                                                  to 10/15/2033                           35,444,083     3,710,397    39,154,480
 3,071,228       12,381,640       15,452,868     5.50% due 10/15/2033
                                                  to 01/15/2034                            3,074,190    12,386,799    15,460,989
11,999,601        1,543,206       13,542,807     6.00% due 02/15/2033
                                                  to 12/20/2033                           12,316,408     1,584,665    13,901,073
 2,851,144          152,650        3,003,794     6.50% due 09/15/2028
                                                  to 5/20/2032                             2,968,303       159,688     3,127,991
         -          369,309          369,309     7.00% due 04/15/2029                              -       392,760       392,760
         -          501,359          501,359     8.00% due 10/15/2026
                                                  to 04/15/2030                                    -       550,910       550,910
                                                                                       -------------  ------------  ------------
                                                                                          54,364,436    18,785,219    73,149,655
--------------------------------------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AGENCY
                                                 OBLIGATIONS
                                                 (Cost $409,787,300)                   $ 300,520,637  $104,714,488  $405,235,125
--------------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                      ACTIVE
 ACTIVE       DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED   BOND TRUST
  BOND            BOND         BOND TRUST                                                  BOND           BOND        PROFORMA
  FUND           TRUST          PROFORMA                                                   FUND           TRUST       COMBINED
  ----           -----          --------                                                   ----           -----       --------
                                              FOREIGN GOVERNMENT OBLIGATIONS
                                                 - 6.11%
                                              ARGENTINA - 0.02%
                                              Republic of Argentina
         -          500,000          500,000     1.234% due 08/03/2012 (b)                         -       331,250       331,250

                                              BRAZIL - 0.38%
                                              Federative Republic of Brazil
 1,003,200                -        1,003,200     2.063% due 04/15/2006                       988,152             -       988,152
   335,301                -          335,301     2.125% due 04/15/2009
                                                  to 04/15/2012                              290,506             -       290,506
         -          469,109          469,109     8.00% due 04/15/2014 (a)(b)                       -       428,062       428,062
         -          650,000          650,000     10.00% due 08/07/2011                             -       630,500       630,500
         -          650,000          650,000     10.25% due 06/17/2013                             -       627,250       627,250
 2,250,000          275,000        2,525,000     11.00% due 08/17/2040                     2,093,625       259,187     2,352,812
                                                                                      --------------  ------------  ------------
                                                                                           3,372,283     1,944,999     5,317,282
                                              CANADA - 0.01%
                                              Government of Canada
         -          150,000          150,000     5.50% due 06/01/2010                 CAD          -       117,619       117,619

                                              CHILE - 0.11%
                                              Republic of Chile
 1,200,000                -        1,200,000     1.57% due 1/28/2008                  $    1,212,000             -     1,212,000
         -          280,000          280,000     5.50% due 01/15/2013                              -       280,728       280,728
                                                                                      --------------  ------------  ------------
                                                                                           1,212,000       280,728     1,492,728
                                              COLOMBIA - 0.11%
                                              Republic of Columbia
   577,524                -          577,524     9.75% due 04/09/2011                        638,165             -       638,165
         -          900,000          900,000     10.00% due 01/23/2012                             -       931,500       931,500
                                                                                      --------------  ------------  ------------
                                                                                             638,165       931,500     1,569,665
                                              DENMARK - 0.01%
                                              Kingdom of Denmark
         -          450,000          450,000     6.00% due 11/15/2009                 DKK          -        81,072        81,072

                                              DOMINICAN REPUBLIC - 0.04%
                                              Government of Dominican Republic
         -          640,000          640,000     9.04% due 01/23/2013                 $            -       400,000       400,000
         -          160,000          160,000     9.50% due 09/27/2006                              -       118,400       118,400
                                                                                      --------------  ------------  ------------
                                                                                                   -       518,400       518,400
                                              ECUADOR - 0.03%
                                              Republic of Ecuador
         -          675,000          675,000     6.00% due 08/15/2030 (b)                          -       475,875       475,875

                                              GERMANY - 4.18%
                                              Federal Republic of Germany
31,300,000                -       31,300,000     4.50% due 07/04/2009                 EUR 39,649,745             -    39,649,745
13,500,000                -       13,500,000     5.00% due 07/04/2012                     17,400,467             -    17,400,467
         -        1,250,000        1,250,000     5.25% due 01/04/2008
                                                  to 01/04/2011                                    -     1,629,239     1,629,239
         -          125,000          125,000     6.25% due 01/04/2030                              -       180,842       180,842
                                                                                      --------------  ------------  ------------
                                                                                          57,050,212     1,810,081    58,860,293
                                              JAPAN - 0.07%
                                              Government of Japan
         -       15,000,000       15,000,000     0.50% due 06/20/2013                 JPY          -       123,948       123,948
         -       10,000,000       10,000,000     0.70% due 11/22/2004                              -        91,696        91,696
         -       20,000,000       20,000,000     0.90% due 12/22/2008                              -       184,620       184,620
         -       60,000,000       60,000,000     1.80% due 03/22/2010                              -       573,264       573,264
                                                                                      --------------  ------------  ------------
                                                                                                   -       973,528       973,528

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                      ACTIVE
 ACTIVE       DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED   BOND TRUST
  BOND            BOND         BOND TRUST                                                  BOND           BOND        PROFORMA
  FUND           TRUST          PROFORMA                                                   FUND           TRUST       COMBINED
  ----           -----          --------                                                   ----           -----       --------
                                              MEXICO - 0.29%
                                              Government of Mexico
   800,000          300,000        1,100,000     6.375% due 01/16/2013                 $     798,400       299,400     1,097,800
         -          200,000          200,000     7.50% due 03/08/2010                  EUR         -       271,161       271,161
   500,000          400,000          900,000     8.30% due 08/15/2031                        523,750       419,000       942,750
   500,000          160,000          660,000     8.375% due 01/14/2011 (a)                   565,000       180,800       745,800
         -          775,000          775,000     9.875% due 01/15/2007
                                                  to 02/01/2010 (a)                                -       902,099       902,099
         -          100,000          100,000     11.375% due 09/15/2016                            -       139,750       139,750
                                                                                       -------------  ------------  ------------
                                                                                           1,887,150     2,212,210     4,099,360
                                              PANAMA - 0.17%
                                              Republic of Panama
         -          350,000          350,000     8.875% due 09/30/2027                             -       339,500       339,500
 1,250,000          150,000        1,400,000     9.375% due 07/23/2012
                                                  to 01/16/2023                            1,275,000       163,875     1,438,875
   500,000                -          500,000     9.625% due 02/08/2011                       548,750             -       548,750
         -           25,000           25,000     10.75% due 05/15/2020                             -        28,000        28,000
                                                                                       -------------  ------------  ------------
                                                                                           1,823,750       531,375     2,355,125
                                              PERU - 0.16%
                                              Republic of Peru
 1,740,000          200,000        1,940,000     9.125% due 01/15/2008
                                                  to 02/21/2012                            1,851,025       205,000     2,056,025
         -          150,000          150,000     9.875% due 02/06/2015                             -       156,750       156,750
                                                                                       -------------  ------------  ------------
                                                                                           1,851,025       361,750     2,212,775
                                              PHILIPPINES - 0.02%
                                              Republic of Philippines
         -          150,000          150,000     9.125% due 02/22/2010                 EUR         -       188,196       188,196
         -          100,000          100,000    10.625% due 03/16/2025                 $           -       103,500       103,500
                                                                                       -------------  ------------  ------------
                                                                                                   -       291,696       291,696
                                              ROMANIA - 0.01%
                                              Republic of Romania
         -          100,000          100,000     8.50% due 05/08/2012                  EUR         -       144,954       144,954

                                              RUSSIA - 0.29%
                                              Government of Russia
         -        1,500,000        1,500,000     5.00% due 03/31/2030 (b)              $           -     1,372,125     1,372,125
         -          725,000          725,000     8.25% due 03/31/2010                              -       787,495       787,495
 1,800,000                -        1,800,000     8.75% due 07/24/2005                      1,900,800             -     1,900,800
                                                                                       -------------  ------------  ------------
                                                                                           1,900,800     2,159,620     4,060,420
                                              SWEDEN - 0.01%
                                              Kingdom of Sweden
         -        1,100,000        1,100,000     5.00% due 01/28/2009                  SEK         -       152,094       152,094

                                              TURKEY - 0.07%
                                              Republic of Turkey
         -  897,600,000,000  897,600,000,000     0 coupon due 04/27/2005               TRL         -       557,051       557,051
         -          450,000          450,000     9.50% due 01/15/2014                  $           -       453,375       453,375
                                                                                       -------------  ------------  ------------
                                                                                                   -     1,010,426     1,010,426
                                              UKRAINE - 0.03%
                                              Republic of Ukraine
         -          500,000          500,000     7.65% due 06/11/2013                              -       477,500       477,500

                                              UNITED KINGDOM - 0.01%
                                              United Kingdom Treasury Stock
         -           15,000           15,000     6.00% due 12/07/2028                  GBP         -        31,512        31,512
         -           30,000           30,000     7.25% due 12/07/2007                              -        58,112        58,112
         -           25,000           25,000     8.00% due 12/07/2015                              -        56,549        56,549
                                                                                       -------------  ------------  ------------
                                                                                                   -       146,173       146,173

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                       ACTIVE
 ACTIVE       DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED   BOND TRUST
  BOND            BOND         BOND TRUST                                                  BOND           BOND        PROFORMA
  FUND           TRUST          PROFORMA                                                   FUND           TRUST       COMBINED
  ----           -----          --------                                                   ----           -----       --------
                                              URUGUAY - 0.03%
                                              Republic of Uruguay
         -          400,000          400,000     7.25% due 02/15/2011                  $           -       326,000       326,000
         -           15,000           15,000     7.50% due 03/15/2015                              -        11,025        11,025
         -           35,000           35,000     7.875% due 01/15/2033                             -        22,225        22,225
                                                                                       -------------  ------------  ------------
                                                                                                   -       359,250       359,250
                                              VENEZUELA - 0.06%
                                              Republic of Venezuela
         -          700,000          700,000     9.25% due 09/15/2027                              -       591,500       591,500
         -          300,000          300,000     10.75% due 09/19/2013                             -       294,750       294,750
                                                                                       -------------  ------------  ------------
                                                                                                   -       886,250       886,250
--------------------------------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT
                                                 OBLIGATIONS
                                                (Cost $87,051,325)                     $  69,735,385  $ 16,198,350  $ 85,933,735
--------------------------------------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS - 30.26%
                                              ADVERTISING - 0.00%
                                              R H Donnelley Finance Corp.
         -           50,000           50,000     10.875% due 12/15/2012                            -        58,000        58,000
                                              AEROSPACE - 0.20%
                                              Jet Equipment Trust - Notes
 2,100,000                -        2,100,000     10.91% due 08/15/2014                             -             -             -
                                              Raytheon Company
         -          250,000          250,000     6.00% due 12/15/2010                              -       263,965        263965
                                              Systems 2001 Asset Trust LLC
         -          977,656          977,656     6.664% due 09/15/2013                             -     1,054,373     1,054,373
                                              Systems 2001 Asset Trust, Series
                                                 2001, Class B
         -        1,423,351        1,423,351     7.156% due 12/15/2011                             -     1,514,991     1,514,991
                                                                                       -------------  ------------  ------------
                                                                                                   -     2,833,329     2,833,329
                                              AGRICULTURE - 0.03%
                                              Burns Philp Capital Property, Ltd.
         -          225,000          225,000     10.75% due 02/15/2011                             -       239,625       239,625
                                              Gold Kist, Inc.
         -          150,000          150,000     10.25% due 03/15/2014                             -       162,750       162,750
                                                                                       -------------  ------------  ------------
                                                                                                   -       402,375       402,375
                                              AIR FREIGHT - 0.04%
                                              CNF, Inc. - Sr. Debs 144A
   555,000                -          555,000     6.7% due 05/01/2034                         540,283             -       540,283

                                              AIR TRAVEL - 0.02%
                                              Delta Air Lines, Inc.
         -          175,361          175,361     1.92% due 01/25/2008 (b)                          -       176,336       176,336
         -          250,000          250,000     7.70% due 12/15/2005                              -       167,500       167,500
                                                                                       -------------  ------------  ------------
                                                                                                   -       343,836       343,836
                                              ALUMINUM - 0.01%
                                              Alcan Aluminum, Ltd.
         -          180,000          180,000     5.20% due 01/15/2014                              -       176,033       176,033

                                              AMUSEMENT & THEME PARKS - 0.04%
                                              AMC Entertainment, Inc.
         -          150,000          150,000     9.875% due 02/01/2012                             -       157,500       157,500
                                              Carmike Cinemas, Inc.
         -          150,000          150,000     7.50% due 02/15/2014                              -       143,250       143,250
                                              Six Flags, Inc.
         -          300,000          300,000     8.875% due 02/01/2010                             -       297,000       297,000
                                                                                       -------------  ------------  ------------
                                                                                                   -       597,750       597,750

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                       ACTIVE
 ACTIVE       DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED   BOND TRUST
  BOND            BOND         BOND TRUST                                                  BOND           BOND        PROFORMA
  FUND           TRUST          PROFORMA                                                   FUND           TRUST       COMBINED
  ----           -----          --------                                                   ----           -----       --------
                                              AUTO PARTS - 0.13%
                                              Delphi Corp.
   640,000          170,000          810,000     6.50% due 08/15/2013                        651,375       173,022       824,397
                                              Delphi Trust II
         -          350,000          350,000     6.197% due 11/15/2033 (b)                         -       351,249       351,249
                                              Motor Gaming Group, Inc.
                                                 - Sr. Notes
   315,000                -          315,000     9.75% due 04/01/2010                        338,625             -       338,625
                                              TRW Automotive, Inc.
         -          250,000          250,000     11.00% due 02/15/2013                             -       295,000       295,000
                                                                                       -------------  ------------  ------------
                                                                                             990,000       819,271     1,809,271
                                              AUTO SERVICES - 0.12%
                                              Hertz Corp.
         -          735,000          735,000     6.35% due 06/15/2010                              -       741,652       741,652
   775,000                -          775,000     7.625% due 06/01/2012                       818,076             -       818,076
                                              United Rentals North America, Inc.
         -          200,000          200,000     7.00% due 02/15/2014                              -       178,000       178,000
                                                                                       -------------  ------------  ------------
                                                                                             818,076       919,652     1,737,728
                                              AUTOMOBILES - 0.69%
                                              Auburn Hills Trust
   535,000                -          535,000     12.375% due 05/01/2020                      771,113             -       771,113
                                              DaimlerChrysler North America
                                                 Holding
 2,020,000          640,000        2,660,000     1.87% due 05/24/2006 (b)                  2,025,658       641,793     2,667,451
         -        1,250,000        1,250,000     4.05% due 06/04/2008                              -     1,225,656     1,225,656
         -        1,055,000        1,055,000     4.75% due 01/15/2008                              -     1,063,743     1,063,743
   500,000                -          500,000     6.5% due 11/15/2013                         512,620             -       512,620
         -          400,000          400,000     7.20% due 09/01/2009                              -       435,422       435,422
         -          330,000          330,000     8.00% due 06/15/2010                              -       370,898       370,898
   340,000                -          340,000     8.5% due 01/18/2031                         390,635             -       390,635
                                              Ford Motor Company
         -          215,000          215,000     7.45% due 07/16/2031                              -       204,942       204,942
   895,000                -          895,000     9.98% due 02/15/2047                      1,056,930             -     1,056,930
                                              General Motors Corp.
         -          100,000          100,000     7.20% due 01/15/2011                              -       104,779       104,779
   769,000           50,000          819,000     8.375% due 07/15/2033                       813,980        52,925       866,905
                                                                                       -------------  ------------  ------------
                                                                                           5,570,936     4,100,158     9,671,094
                                              BANKING - 1.63%
                                              Abbey National First Capital
 2,100,000                -        2,100,000     8.2% due 10/15/2004                       2,137,023             -     2,137,023
                                              Allied Irish Banks PLC
         -          100,000          100,000     7.50% due 12/29/2049 (b)              EUR         -       141,222       141,222
                                              Bank of America Corp.
         -        1,000,000        1,000,000     7.125% due 09/15/2006                 $           -     1,080,753     1,080,753
                                              Bank of New York
 2,550,000                -        2,550,000     7.78% due 12/01/2026                      2,723,686             -     2,723,686
                                              Bank of Ireland
         -          100,000          100,000     6.45% due 02/10/2010                  EUR         -       135,640       135,640
                                              Bank One Corp.
   700,000                -          700,000     6.5% due 02/01/2006                         738,716             -       738,716
                                              Barclays Bank PLC, ADR
 1,800,000          160,000        1,960,000     6.86% due 06/15/2032 (b)              $   1,860,552       165,382     2,025,934
                                              BNP Paribas LLC
         -          200,000          200,000     5.125% due 01/15/2015                             -       194,263       194,263
                                              Capital One Bank
         -          540,000          540,000     5.75% due 09/15/2010                              -       554,949       554,949
   445,000                -          445,000     6.5% due 06/13/2013                         458,831             -       458,831
   820,000                -          820,000     6.875% due 02/01/2006                       864,890             -       864,890
                                              Capital One Financial Corp.
   515,000          690,000        1,205,000     7.25% due 05/01/2006                        543,892       732,110     1,276,002
                                              Central American Bank

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                      ACTIVE
 ACTIVE       DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED   BOND TRUST
  BOND            BOND         BOND TRUST                                                  BOND           BOND        PROFORMA
  FUND           TRUST          PROFORMA                                                   FUND           TRUST       COMBINED
  ----           -----          --------                                                   ----           -----       --------
                                              BANKING, CONTINUED
   650,000                -          650,000     6.75% due 04/15/2013                        679,784             -       679,784
                                              Colonial Bank Montgomery
 1,120,000                -        1,120,000     9.375% due 06/01/2011                     1,309,824             -     1,309,824
                                              HSBC Bank USA
         -          850,000          850,000     4.625% due 04/01/2014                             -       791,224       791,224
                                              Independence Community Bank Corp.
         -          270,000          270,000     3.75% due 04/01/2014 (b)                          -       256,903       256,903
                                              Kazkommerts International BV
         -          775,000                      8.50% due 04/16/2013                              -       761,903       761,903
                                              Nykredit AS
         -          121,289          121,289     5.00% due 10/01/2035                  DKK         -        19,073        19,073
                                              Popular North America, Inc.
   610,000                -          610,000     4.7% due 06/30/2009                         610,533             -       610,533
   730,000                -          730,000     6.125% due 10/15/2006                       769,884             -       769,884
                                              RBS Capital Trust I
         -          280,000          280,000     4.709% due 12/29/2049 (b)             $           -       258,153       258,153
                                              Royal Bank of Scotland PLC
 2,220,000                -        2,220,000     7.648% due 08/31/2049                     2,492,496             -     2,492,496
                                              Wells Fargo Company
         -        1,000,000        1,000,000     3.50% due 04/04/2008                              -       985,465       985,465
                                              Zions Bancorporation
         -        1,000,000        1,000,000     6.00% due 09/15/2015                              -     1,008,249     1,008,249
   656,000                -          656,000     6.95% due 05/15/2011                        692,130             -       692,130
                                                                                       -------------  ------------  ------------
                                                                                          15,882,241     7,085,289    22,967,530
                                              BROADCASTING - 0.97%
                                              British Sky Broadcasting
 1,690,000                -        1,690,000     8.2% due 07/15/2009                       1,952,170             -     1,952,170
                                              Canwest Media, Inc.
         -          200,000          200,000     10.625% due 05/15/2011                            -       224,250       224,250
                                              Clear Channel Communications, Inc.
         -          500,000          500,000     6.00% due 11/01/2006                              -       524,851       524,851
         -          750,000          750,000     7.65% due 09/15/2010                              -       844,948       844,948
                                              Cox Radio, Inc.
         -        1,000,000        1,000,000     6.375% due 05/15/2005                             -     1,025,174     1,025,174
                                              Liberty Media Corp.
 2,140,000                -        2,140,000     2.64% due 09/17/2006                      2,179,654             -     2,179,654
         -        2,715,000        2,715,000     3.02% due 09/17/2006 (b)                          -     2,765,309     2,765,309
         -           70,000           70,000     3.50% due 09/25/2006                              -        69,873        69,873
 1,345,000                -        1,345,000     5.7% due 05/15/2013                       1,324,988             -     1,324,988
   325,000                -          325,000     8.25% due 02/01/2030                        370,290             -       370,290
                                              News America Holdings, Inc.
         -          110,000          110,000     6.75% due 01/09/2038                              -       120,269       120,269
 1,050,000                -        1,050,000     8.25% due 08/10/2018                      1,248,780             -     1,248,780
                                              Nextmedia Operating, Inc.
         -          150,000          150,000     10.75% due 07/01/2011                             -       167,437       167,437
                                              Quebecor Media, Inc.
         -          150,000          150,000     11.125% due 07/15/2011                            -       171,187       171,187
                                              XM Satellite Radio, Inc.
   394,000                -          394,000     12.0% due 06/15/2010                        451,130             -       451,130
                                              Young Broadcasting, Inc.
         -          175,000          175,000     10.00% due 03/01/2011                             -       178,063       178,063
                                                                                       -------------  ------------  ------------
                                                                                           7,527,012     6,091,361    13,618,373
                                              BUILDING MATERIALS & CONSTRUCTION
                                                 - 0.01%
                                              Nortek Holdings, Inc.
                                                 zero coupon, Step up to
                                                 10.00% on
         -          200,000          200,000     11/15/2007 due 05/15/2011                         -       160,000       160,000

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                      ACTIVE
 ACTIVE       DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED   BOND TRUST
  BOND            BOND         BOND TRUST                                                  BOND           BOND        PROFORMA
  FUND           TRUST          PROFORMA                                                   FUND           TRUST       COMBINED
  ----           -----          --------                                                   ----           -----       --------
                                              BUSINESS SERVICES - 0.12%
                                              Electronic Data Systems Corp.
         -          500,000          500,000     6.00% due 08/01/2013                              -       477,544       477,544
                                              NCR Corp.
   515,000                -          515,000     7.125% due 06/15/2009                       563,315             -       563,315
                                              Iron Mountain, Inc.
         -          100,000          100,000     6.625% due 01/01/2016                             -        91,000        91,000
                                              Pacific & Atlantic Holdings, Inc.
     1,448                -            1,448     1.0% due 05/31/2009                               -             -             -
    29,128                -           29,128     10.5% due 12/31/2007                          8,738             -         8,738
                                              PHH Corp.
         -          320,000          320,000     7.125% due 03/01/2013                             -       349,473       349,473
                                              Quintiles Transnational Corp.
         -          200,000          200,000     10.00% due 10/01/2013                             -       198,000       198,000
                                                                                       -------------  ------------  ------------
                                                                                             572,053     1,116,017     1,688,070
                                              CABLE AND TELEVISION - 1.47%
                                              AOL Time Warner, Inc.
         -          460,000          460,000     7.625% due 04/15/2031                             -       497,785       497,785
                                              CCO Holdings LLC
         -          250,000          250,000     8.75% due 11/15/2013                              -       239,375       239,375
                                              Continental Cablevision
   900,000                -          900,000     8.3% due 05/15/2006                         977,043             -       977,043
 1,372,000                -        1,372,000     9.5% due 08/01/2013                       1,522,906             -     1,522,906
                                              Charter Communications
                                                 Operating LLC
         -           75,000           75,000     8.00% due 04/30/2012                              -        72,563        72,563
                                              Comcast Corp., Class A
         -          290,000          290,000     7.05% due 03/15/2033                              -       300,403       300,403
                                              Cox Communications, Inc.
   590,000                -          590,000     4.625% due 06/01/2013                       544,609             -       544,609
 3,685,000                -        3,685,000     7.5% due 08/15/2004                       3,706,833             -     3,706,833
         -          750,000          750,000     7.75% due 11/01/2010                              -       850,180       850,180
                                              Grupo Televisa SA De CV
 2,080,000                -        2,080,000     8.0% due 09/13/2011                       2,236,000             -     2,236,000
                                              Lenfest Communications, Inc.
 2,065,000                -        2,065,000     8.375% due 11/01/2005                     2,205,781             -     2,205,781
                                              Rogers Cablesystems
 1,205,000                -        1,205,000     10.0% due 03/15/2005                      1,253,200             -     1,253,200
                                              Shaw Communications, Inc.
   485,000                -          485,000     8.25% due 04/11/2010                        527,438             -       527,438
                                              Time Warner, Inc.
   700,000                -          700,000     6.15% due 05/01/2007                        741,160             -       741,160
   800,000                -          800,000     7.7% due 05/01/2032                         873,936             -       873,936
 2,501,000                -        2,501,000     9.125% due 01/15/2013                     3,048,959             -     3,048,959
                                              Univision Communications, Inc.
         -          500,000          500,000     3.875% due 10/15/2008                             -       487,753       487,753
         -          480,000          480,000     7.85% due 07/15/2011                              -       553,537       553,537
                                              Videotron Ltee
         -           50,000           50,000     6.875% due 01/15/2014                             -        48,625        48,625
                                                                                       -------------  ------------  ------------
                                                                                          17,637,865     3,050,221    20,688,086
                                              CELLULAR COMMUNICATIONS - 0.51%
                                              American Tower Corp.
         -          375,000          375,000     7.50% due 05/01/2012                              -       362,812       362,812
                                              AT&T Wireless Services, Inc.
   584,000                -          584,000     7.875% due 03/01/2011                       664,278             -       664,278
   340,000          140,000          480,000     8.75% due 03/01/2031                        414,517       170,684       585,201
                                              Centennial Communications Corp.
         -          250,000          250,000     8.125% due 02/01/2014                             -       231,875       231,875
                                              Crown Castle International Corp.
         -          250,000          250,000     7.50% due 12/01/2013                              -       248,750       248,750

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                       ACTIVE
  ACTIVE       DIVERSIFIED        ACTIVE                                                    ACTIVE     DIVERSIFIED   BOND TRUST
   BOND           BOND          BOND TRUST                                                   BOND         BOND        PROFORMA
   FUND           TRUST          PROFORMA                                                    FUND         TRUST       COMBINED
   ----           -----          --------                                                    ----         -----       --------
                                              CELLULAR COMMUNICATIONS. CONTINUED
                                              Mobile Telesystems Finance
   245,000                -          245,000     10.95% due 12/21/2004                       252,370             -       252,370
                                              Mobile Telesystems Finance
   400,000                -          400,000     8.375% due 10/14/2010                       378,840             -       378,840
   765,000                -          765,000     9.75% due 01/30/2008                        784,125             -       784,125
   405,000                -          405,000     10.95% due 12/21/2004                       418,163             -       418,163
                                              Motorola, Inc.
   772,000                -          772,000     6.75% due 02/01/2006                        811,805             -       811,805
         -          170,000          170,000     7.50% due 05/15/2025                              -       182,863       182,863
                                              Nextel Communications, Inc.
         -          250,000          250,000     7.375% due 08/01/2015                             -       252,500       252,500
                                              Triton PCS, Inc.
         -          300,000          300,000     8.75% due 11/15/2011                              -       247,500       247,500
                                              Verizon Wireless Capital LLC
         -        1,125,000        1,125,000     5.375% due 12/15/2006                             -     1,172,856     1,172,856
                                              Vodafone Group PLC
         -          370,000          370,000     5.375% due 01/30/2015                             -       364,367       364,367
                                              Western Wireless Corp.
         -          200,000          200,000     9.25% due 07/15/2013                              -       206,000       206,000
                                                                                           ---------     ---------    ----------
                                                                                           3,724,098     3,440,207     7,164,305
                                              CHEMICALS - 0.17%
                                              Braskem SA
   295,000                -          295,000     11.75% due 01/22/2014                       265,500             -       265,500
                                              E.I. Du Pont De Nemours & Company
         -        1,000,000        1,000,000     4.125% due 04/30/2010                             -       982,711       982,711
                                              ICI Wilmington, Inc.
         -          930,000          930,000     4.375% due 12/01/2008                             -       912,276       912,276
                                              Millennium America, Inc.
         -          125,000          125,000     9.25% due 06/15/2008                              -       134,375       134,375
                                              Nalco Company
         -          150,000          150,000     8.875% due 11/15/2013                             -       157,125       157,125
                                                                                           ---------     ---------    ----------
                                                                                             265,500     2,186,487     2,451,987
                                              COAL - 0.01%
                                              Luscar Coal, Ltd.
         -          100,000          100,000     9.75% due 10/15/2011                              -       112,500       112,500

                                              COMMERCIAL SERVICES - 0.79%
                                              Cendant Corp.
 1,260,000          500,000        1,760,000     6.25% due 01/15/2008                      1,343,680       533,207     1,876,887
   500,000                -          500,000     6.25% due 03/15/2010                        531,961             -       531,961
 4,130,000          600,000        4,730,000     6.875% due 08/15/2006                     4,412,913       641,101     5,054,014
   268,000                -          268,000     7.125% due 03/15/2015                       293,505             -       293,505
         -          290,000          290,000     7.375% due 01/15/2013                             -       323,470       323,470
                                              Mantis Reef, Limited
   815,000                -          815,000     4.692% due 11/14/2008                       804,953             -       804,953
                                              RPM International, Inc.
   905,000                -          905,000     6.25% due 12/15/2013                        908,153             -       908,153
                                              Teppco Partners
   615,000                -          615,000     7.625% due 02/15/2012                       687,213             -       687,213
                                              Trinity Indiana Leasing Company
   570,000                -          570,000     7.755% due 02/15/2009                       597,075             -       597,075
                                              Synagro Technologies, Inc.
         -          100,000          100,000     9.50% due 04/01/2009                              -       104,500       104,500
                                                                                           ---------     ---------    ----------
                                                                                           9,579,453     1,602,278    11,181,731
                                              CONSTRUCTION & MINING EQUIPMENT
                                                 - 0.01%
                                              Graphic Packaging International,
                                                 Inc.
         -          150,000          150,000     9.50% due 08/15/2013                              -       162,750       162,750

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                       ACTIVE
  ACTIVE       DIVERSIFIED        ACTIVE                                                    ACTIVE     DIVERSIFIED   BOND TRUST
   BOND           BOND          BOND TRUST                                                   BOND         BOND        PROFORMA
   FUND           TRUST          PROFORMA                                                    FUND         TRUST       COMBINED
   ----           -----          --------                                                    ----         -----       --------
                                              CONSTRUCTION MATERIALS - 0.01%
                                              Associated Materials, Inc.
                                                 zero coupon, Step up
                                                  to 11.25% on
         -          250,000          250,000     03/1/2009 due 03/01/2014                          -       167,500       167,500

                                              CONTAINERS & GLASS - 0.28%
                                              BWAY Corp.
   355,000                -          355,000     10.0% due 10/15/2010                        370,088             -       370,088
                                              Owens Brockway Glass Container
   380,000          250,000          630,000     8.75% due 11/15/2012                        414,200       271,250       685,450
                                              Packaging Corporation of America
         -          360,000          360,000     5.75% due 08/01/2013                              -       356,977       356,977
                                              Sealed Air Corp. - Sr. Notes
                                                 144A (a)
   930,000                -          930,000     5.375% due 04/15/2008                       961,747             -       961,747
                                              Stone Container Corp. - Sr. Notes
   790,000                -          790,000     8.375% due 07/01/2012                       827,525             -       827,525
   625,000                -          625,000     9.75% due 02/01/2011                        687,500             -       687,500
                                              Vitro, SA de CV
         -           50,000           50,000     11.75% due 11/01/2013                             -        45,875        45,875
                                                                                           ---------   -----------     ---------
                                                                                           3,261,060       674,102     3,935,162
                                              CRUDE PETROLEUM & NATURAL GAS
                                                 - 0.55%
                                              Alberta Energy, Ltd.
   585,000                -          585,000     7.375% due 11/01/2031                       651,245             -       651,245
                                              Amerada Hess Corp.
   975,000                -          975,000     7.3% due 08/15/2031                         989,952             -       989,952
                                              Duke Capital LLC
 1,302,000                -        1,302,000     6.25% due 02/15/2013                      1,320,011             -     1,320,011
                                              Enterprise Products Operating LP
   480,000                -          480,000     6.875% due 03/01/2033                       444,258             -       444,258
                                              Humpuss Funding Corp.
 1,259,530                -        1,259,530     7.72% due 12/15/2009                      1,120,982             -     1,120,982
                                              Magellan Midstream Partners LP
   790,000                -          790,000     6.45% due 06/01/2014                        798,192             -       798,192
                                              Occidental Petroleum Corp.
   538,000                -          538,000     10.125% due 09/15/2009                      668,086             -       668,086
                                              Ocean RigNorway AS
   255,000                -          255,000     10.25% due 06/01/2008                       252,450             -       252,450
                                              Pemex Project Funding Master Trust
   700,000                -          700,000     6.125% due 08/15/2008                       715,750             -       715,750
   700,000                -          700,000     7.375% due 12/15/2014                       714,000             -       714,000
                                                                                           ---------   -----------     ---------
                                                                                           7,674,926             -     7,674,926
                                              CRUDE PETROLEUM & NATURAL GAS
                                                 - 0.08%
                                              Premcor Refining Group, Inc.
         -          325,000          325,000     7.75% due 02/01/2012                              -       337,187       337,187
                                              Valero Energy Corp.
   700,000                -          700,000     8.375% due 06/15/2005                       731,549             -       731,549
                                                                                           ---------   -----------     ---------
                                                                                             731,549       337,187     1,068,736
                                              DOMESTIC OIL - 0.05%
                                              Devon Financing Corp., ULC
         -          300,000          300,000     6.875% due 09/30/2011                             -       326,597       326,597
                                              Union Oil Company of California
         -          360,000          360,000     7.50% due 02/15/2029                              -       405,797       405,797
                                                                                           ---------   -----------     ---------
                                                                                                   -       732,394       732,394
                                              DRUGS & HEALTH CARE - 0.04%
                                              Wyeth
         -          550,000          550,000     4.125% due 03/01/2008 (b)                         -       546,424       546,424

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                      ACTIVE
 ACTIVE       DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED   BOND TRUST
  BOND            BOND         BOND TRUST                                                  BOND           BOND        PROFORMA
  FUND           TRUST          PROFORMA                                                   FUND           TRUST       COMBINED
  ----           -----          --------                                                   ----           -----       --------
                                              ELECTRICAL EQUIPMENT - 0.38%
                                              General Electric Co.
 2,472,000                -        2,472,000     5.0% due 02/01/2013                       2,432,876             -     2,432,876
                                              HQI Transelec Chile SA
 2,235,000                -        2,235,000     7.875% due 04/15/2011                     2,522,553             -     2,522,553
                                              SP PowerAssets, Ltd.
         -          450,000          450,000     5.00% due 10/22/2013                              -       438,002       438,002
                                                                                       -------------  ------------  ------------
                                                                                           4,955,429       438,002     5,393,431
                                              ELECTRICAL UTILITIES - 2.65%
                                              AES Corp.
   892,539                -          892,539     9.0% due 01/02/2017                         961,711             -       961,711
         -          325,000          325,000     9.375% due 09/15/2010                             -       346,531       346,531
                                              CalEnergy Co., Inc.
   686,000                -          686,000     8.48% due 09/15/2028                        825,108             -       825,108
                                              Centerpoint Energy Resources Corp.
   700,000                -          700,000     7.875% due 04/01/13                         784,791             -       784,791
                                              Dominion Resources, Inc.
   518,000                -          518,000     6.3% due 03/15/2033                         492,057             -       492,057
         -          375,000          375,000     5.70% due 09/17/2012                              -       381,420       381,420
                                              Duke Energy Corp.
         -          240,000          240,000     6.45% due 10/15/2032                              -       231,990       231,990
                                              Edison Mission Energy
         -          575,000          575,000     9.875% due 04/15/2011                             -       599,438       599,438
                                              EL Paso Electric Co. - Series E
 1,225,000                -        1,225,000     9.4% due 05/01/2011                       1,391,378             -     1,391,378
                                              Empresa Nacional De Electricidad
 1,015,000                -        1,015,000     8.35% due 08/01/2013                      1,083,529             -     1,083,529
         -          420,000          420,000     8.50% due 04/01/2009                              -       458,897       458,897
                                              Empresa Electrica Guacolda SA
 1,616,000                -        1,616,000     8.625% due 04/30/2013                     1,676,435             -     1,676,435
                                              Enersis SA
   970,000                -          970,000     7.375% due 01/15/2014                       936,050             -       936,050
                                              FirstEnergy Corp. - Series B
   490,000                -          490,000     6.45% due 11/15/2011                        508,012             -       508,012
                                              FirstEnergy Corp. - Series C
 1,000,000                -        1,000,000     7.375% due 11/15/2031                     1,042,283             -     1,042,283
                                              Ipalco Enterprises, Inc.
   705,000                -          705,000     8.625% due 11/14/2011                       764,925             -       764,925
                                              Kansas City Power & Light Co.
   585,000                -          585,000     6.0% due 03/15/2007                         617,058             -       617,058
                                              Monterrey Power SA de CV
 1,326,410                -        1,326,410     9.625% due 11/15/2009                     1,510,846             -     1,510,846
                                              Noram Energy Corp.
 2,275,000                -        2,275,000     6.5% due 02/01/2008                       2,406,577             -     2,406,577
                                              Oklahoma Gas & Electric Co.
   914,000                -          914,000     6.65% due 07/15/2027                      1,009,449             -     1,009,449
                                              Oncor Electric Delivery Company
         -          250,000          250,000     7.00% due 05/01/2032                              -       268,865       268,865
                                              Pacific Gas & Electric Company
 2,000,000                -        2,000,000     1.81% due 04/03/2006                      2,001,206             -     2,001,206
         -          875,000          875,000     4.20% due 03/01/2011                              -       833,175       833,175
         -          610,000          610,000     4.80% due 03/01/2014                              -       577,999       577,999
   750,000          380,000        1,130,000     6.05% due 03/01/2034                        705,417       357,411     1,062,828
                                              PNPP II Funding Corp.
   934,000                -          934,000     9.12% due 05/30/2016                      1,063,583             -     1,063,583
                                              Progress Energy, Inc.
   787,000                -          787,000     6.75% due 03/01/2006                        829,916             -       829,916
   325,000                -          325,000     7.0% due 10/30/2031                         334,453             -       334,453
         -          170,000          170,000     7.75% due 03/01/2031                              -       190,549       190,549

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                      ACTIVE
 ACTIVE       DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED   BOND TRUST
  BOND            BOND         BOND TRUST                                                  BOND           BOND        PROFORMA
  FUND           TRUST          PROFORMA                                                   FUND           TRUST       COMBINED
  ----           -----          --------                                                   ----           -----       --------
                                              ELECTRICAL UTILITIES, CONTINUED
                                              PSEG Power LLC
         -          750,000          750,000     5.00% due 04/01/2014                              -       699,581       699,581
   857,000                -          857,000     6.875% due 04/15/2006                       909,219             -       909,219
 1,605,000                -        1,605,000     7.75% due 04/16/2007                      1,681,238             -     1,681,238
   445,000          400,000          845,000     8.625% due 04/15/2031                       543,524       488,561     1,032,085
                                              Public Service Co. New Mexico
   680,000                -          680,000     4.4% due 09/15/2008                         677,903             -       677,903
                                              Sempra Energy
   445,000                -          445,000     4.75% due 05/15/2009                        447,679             -       447,679
                                              Southern California Edison Co.
                                                 - Series 2004B
   477,000                -          477,000     6.0% due 01/15/2034                         457,053             -       457,053
                                              TXU Australia Holdings Limited
   814,000                -          814,000     6.15% due 11/15/2013                        848,002             -       848,002
   455,000                -          455,000  6.75% due 12/01/2006                           486,010             -       486,010
                                              TXU Energy Co. LLC
   887,000                -          887,000     7.0% due 03/15/2013                         965,899             -       965,899
                                              Waterford 3 Funding
 3,270,186                -        3,270,186     8.09% due 01/02/2017                      3,605,314             -     3,605,314
                                              United Energy Distribution
                                                 Property, Ltd.
         -          350,000          350,000     4.70% due 04/15/2011                              -       344,319       344,319
                                                                                       -------------  ------------  ------------
                                                                                          31,566,625     5,778,736    37,345,361
                                              ELECTRONICS - 0.24%
                                              Ametek, Inc.
   910,000                -          910,000     7.2% due 07/15/2008                         971,653             -       971,653
                                              Jabil Circuit, Inc.
         -          870,000          870,000     5.875% due 07/15/2010                             -       898,706       898,706
                                              Koninklijke Philips Electronics NV
         -          500,000          500,000     7.20% due 06/01/2026                              -       555,319       555,319
                                              Solectron Corp.
         -          300,000          300,000     9.625% due 02/15/2009                             -       329,250       329,250
                                              Stoneridge, Inc.
         -          250,000          250,000     11.50% due 05/01/2012                             -       294,375       294,375
                                              Viasystems, Inc.
         -          250,000          250,000     10.50% due 01/15/2011                             -       262,500       262,500
                                                                                       -------------  ------------  ------------
                                                                                             971,653     2,340,150     3,311,803
                                              ENERGY - 0.39%
                                              Centerpoint Energy, Inc.
   565,000                -          565,000     6.85% due 06/01/2015                        572,475             -       572,475
   545,000                -          545,000     6.95% due 03/15/2033                        583,030             -       583,030
 1,220,000                -        1,220,000     7.25% due 09/01/2010                      1,297,492             -     1,297,492
                                              First Energy Corp.
         -          170,000          170,000     7.375% due 11/15/2031                             -       177,188       177,188
                                              Progress Energy, Inc.
         -          250,000          250,000     5.85% due 10/30/2008                              -       261,702       261,702
                                              Salton Sea Funding Corp.
                                                 - Series E
   487,534                -          487,534     8.3% due 05/30/2011                         528,516             -       528,516
                                              Salton Sea Funding Corp.
                                                 - Series C
 1,050,203                -        1,050,203     7.84% due 05/30/2010                      1,117,847             -     1,117,847
                                              Transalta Corp.
   900,000                -          900,000  5.75% due 12/15/2013                           891,128             -       891,128
                                                                                       -------------  ------------  ------------
                                                                                           4,990,488       438,890     5,429,378

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                      ACTIVE
 ACTIVE       DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED   BOND TRUST
  BOND            BOND         BOND TRUST                                                  BOND           BOND        PROFORMA
  FUND           TRUST          PROFORMA                                                   FUND           TRUST       COMBINED
  ----           -----          --------                                                   ----           -----       --------
                                              FINANCIAL SERVICES - 7.48%
                                              Ace INA Holdings, Inc.
          -       1,620,000        1,620,000     5.875% due 06/15/2014                             -     1,638,996     1,638,996
                                              AIG SunAmerica Institutional
                                                 Funding
346,000,000               -      346,000,000     1.2% due 01/26/2005                       3,181,697             -     3,181,697
                                              Arch Capital Group, Limited
    355,000               -          355,000     7.35% due 05/01/2034                        357,350             -       357,350
                                              Assurant, Inc.
          -         300,000          300,000     5.625% due 02/15/2014                             -       294,540       294,540
                                              AXA Financial, Inc.
    543,000               -          543,000     7.75% due 08/01/2010                        622,698             -       622,698
                                              Bank of America Corp.
          -         530,000          530,000     5.375% due 06/15/2014                             -       525,285       525,285
                                              Bear Stearns Arm Trust
          -       2,780,838        2,780,838     4.344% due 07/25/2034 (b)                         -     2,757,432     2,757,432
                                              Beaver Valley Funding Corp.
    210,000               -          210,000     8.625% due 06/01/2007                       220,703             -       220,703
  1,630,000               -        1,630,000     9.0% due 06/01/2017                       1,843,204             -     1,843,204
                                              Bunge Ltd. Financial Corp.
    630,000               -          630,000     5.35% due 04/15/2014                        601,700             -       601,700
                                              BVPS II Funding Corp.
    969,000               -          969,000     8.89% due 06/01/2017                      1,108,129             -     1,108,129
                                              Capital One Bank
          -         660,000          660,000     5.00% due 06/15/2009                              -       661,889       661,889
                                              CIT Group, Inc.
    445,000               -          445,000     1.48% due 05/18/2007                        444,471             -       444,471
                                              Citibank Credit Card Issuance Trust
  2,400,000               -        2,400,000     4.45% due 04/07/2010                      2,407,583             -     2,407,583
                                              Citigroup, Inc. - Sub. Notes
  1,000,000               -        1,000,000     5.625% due 08/27/2012                     1,027,910             -     1,027,910
  2,325,000               -        2,325,000     6.0% due 10/31/2033                       2,223,042             -     2,223,042
                                              Corporacion Andina de Fomento
          -         375,000          375,000     6.875% due 03/15/2012                             -       403,127       403,127
                                              Credit Suisse First Boston USA, Inc.
    451,000               -          451,000     4.625% due 01/15/2008                       459,401             -       459,401
  1,164,014               -        1,164,014     6.26% due 04/11/2030                      1,195,027             -     1,195,027
          -         500,000          500,000     6.50% due 01/15/2012                              -       537,294       537,294
                                              Cullen Frost Capital Trust I
          -         360,000          360,000     2.86% due 03/01/2034 (b)                          -       366,480       366,480
                                              DBS Capital Funding Corp.
          -         310,000          310,000     7.657% due 03/15/2049 (b)                         -       346,155       346,155
                                              Deutsche Mortgage & Asset
                                                 Receiving Corp.
  1,855,000               -        1,855,000     6.861% due 03/15/2008                     1,990,874             -     1,990,874
                                              Doral Financial Corp. - Sr. Notes
    900,000               -          900,000     1.952% due 12/07/2005                       900,036             -       900,036
                                              Duke Capital LLC.
    600,000               -          600,000     6.75% due 02/15/2032                        575,631             -       575,631
    965,000               -          965,000     8.0% due 10/01/2019                       1,078,026             -     1,078,026
                                              Equus Cayman Finance, Limited
    575,000               -          575,000     5.5% due 09/12/2008                         571,585             -       571,585
                                              ERAC USA Finance Company
    300,000               -          300,000     6.7% due 06/01/2034                         300,424             -       300,424
  1,270,000               -        1,270,000     7.95% due 12/15/2009                      1,461,279             -     1,461,279
                                              Financing Corp.
    420,000               -          420,000     9.4% due 02/08/2018                         579,061             -       579,061
  3,025,000               -        3,025,000     10.35% due 08/03/2018                     4,469,014             -     4,469,014
                                              Ford Motor Credit Company
  2,480,000               -        2,480,000     6.875% due 02/01/2006                     2,601,265             -     2,601,265
    827,000       3,065,000        3,892,000     7.375% due 10/28/2009 to
                                                 02/01/2011                                  834,828     3,265,254     4,100,082

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                      ACTIVE
  ACTIVE      DIVERSIFIED        ACTIVE                                                     ACTIVE     DIVERSIFIED   BOND TRUST
   BOND           BOND         BOND TRUST                                                    BOND         BOND        PROFORMA
   FUND          TRUST          PROFORMA                                                     FUND         TRUST       COMBINED
   ----          -----          --------                                                     ----         -----       --------
                                              FINANCIAL SERVICES, CONTINUED
 1,691,000                -        1,691,000     7.375% due 10/01/2009                     1,804,679             -     1,804,679
 1,330,000                -        1,330,000     7.75% due 03/15/2005                      1,374,226             -     1,374,226
         -          190,000          190,000     7.875% due 06/15/2010                             -       206,732       206,732
                                              Fuji (Mizuho) JGB Investment, LLC
         -          520,000          520,000     9.87% due 12/31/2049 (b)                          -       588,220       588,220
                                              Fund American Cos, Inc.
   723,000                -          723,000     5.875% due 05/15/2013                       721,461             -       721,461
                                              GCIC Funding Corp.
 1,065,000                -        1,065,000     5.129% due 01/15/2014                     1,046,874             -     1,046,874
                                              General Electric Capital Corp.,
                                                 MTN, Series A
         -          250,000          250,000     6.00% due 06/15/2012                              -       263,822       263,822
 1,240,000                -        1,240,000     6.75% due 03/15/2032                      1,333,019             -     1,333,019
                                              General Motors Acceptance Corp.
 1,900,000                -        1,900,000     1.995% due 05/18/2006                     1,903,559             -     1,903,559
   365,000                -          365,000     5.625% due 05/15/2009                       364,269             -       364,269
         -          890,000          890,000     6.125% due 09/15/2006
                                                 to 08/28/2007                                     -       927,146       927,146
         -          750,000          750,000     6.875% due 09/15/2011                             -       768,973       768,973
   590,000                -          590,000     6.875% due 08/28/2012                       600,182             -       600,182
         -          375,000          375,000     7.00% due 02/01/2012                              -       385,503       385,503
 1,125,000                -        1,125,000     7.25% due 03/02/2011                      1,180,724             -     1,180,724
         -          750,000          750,000     8.00% due 11/01/2031                              -       768,440       768,440
                                              Glencore Funding LLC
 1,350,000                -        1,350,000     6.0% due 04/15/2014                       1,252,179             -     1,252,179
                                              HBOS PLC
         -          875,000          875,000     3.125% due 01/12/2007                             -       869,781       869,781
                                              Household Finance Corp.
   700,000                -          700,000     4.625% due 01/15/2008                       712,572             -       712,572
         -        1,875,000        1,875,000     6.40% due 06/17/2008                              -     2,016,992     2,016,992
 1,970,000                -        1,970,000     6.75% due 05/15/2011                      2,152,820             -     2,152,820
                                              Hyatt Equities LC
 2,035,000                -        2,035,000     6.875% due 06/15/2007                     2,163,566             -     2,163,566
                                              International Lease Finance Corp.
         -           20,000           20,000     3.50% due 04/01/2009                              -        19,018        19,018
         -          400,000          400,000     4.55% due 10/15/2009                              -       398,480       398,480
         -        1,560,000        1,560,000     4.75% due 07/01/2009                              -     1,559,885     1,559,885
                                              J.P. Morgan Chase & Company
         -          750,000          750,000     5.35% due 03/01/2007                              -       786,052       786,052
   940,000                -          940,000     6.625% due 03/15/2012                     1,016,429             -     1,016,429
                                              Labranche & Company, Inc.
         -          100,000          100,000     9.50% due 05/15/2009                              -       101,000       101,000
                                              MBNA Capital B
         -        1,015,000        1,015,000     1.978% due 02/01/2027 (b)                         -       955,098       955,098
                                              MDP Acquisitions plc
   360,000                -          360,000     9.625% due 10/01/2012                       399,600             -       399,600
                                              Meditrust
   375,000                -          375,000     7.0% due 08/15/2007                         386,250             -       386,250
   520,000                -          520,000     7.3% due 01/16/2006                         535,600             -       535,600
                                              Mizuho Financial Group Cayman, Ltd.
 1,065,000          570,000        1,635,000     5.79% due 04/15/2014                      1,046,882       560,303     1,607,185
                                              Morgan Stanley & Co., Inc.
 7,200,000                -        7,200,000     1.59% due 07/06/2005                      7,200,000             -     7,200,000
 1,665,000                -        1,665,000     4.25% due 05/15/2010                      1,633,860             -     1,633,860
   555,000                -          555,000     4.75% due 04/01/2014                        512,055             -       512,055
                                              Nationwide Life Global Funding I
         -          180,000          180,000     5.35% due 02/15/2007                              -       187,703       187,703
                                              Newcourt Credit Group, Inc.
 1,455,000                -        1,455,000     6.875% due 02/16/2005                     1,495,757             -     1,495,757
                                              NiSource Finance Corp.

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                      ACTIVE
 ACTIVE       DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED   BOND TRUST
  BOND            BOND         BOND TRUST                                                  BOND           BOND        PROFORMA
  FUND           TRUST          PROFORMA                                                   FUND           TRUST       COMBINED
  ----           -----          --------                                                   ----           -----       --------
                                              FINANCIAL SERVICES, CONTINUED
   596,000          400,000          996,000     6.15% due 03/01/2013                        617,493       414,425     1,031,918
         -          320,000          320,000     7.875% due 11/15/2010                             -       366,846       366,846
                                              Odyssey Re Holdings Corp.
 2,000,000                -        2,000,000     7.65% due 11/01/2013                      2,149,934             -     2,149,934
                                              PCCW - HKTC Capital, Ltd.
         -          340,000          340,000     7.75% due 11/15/2011                              -       381,474       381,474
                                              Prologis Trust
   490,000                -          490,000     7.05% due 07/15/2006                        529,087             -       529,087
                                              PTC International Finance II SA
   540,000                -          540,000     11.25% due 12/01/2009                       576,450             -       576,450
                                              Qwest Capital Funding, Inc.
   955,000                -          955,000     7.75% due 08/15/2006                        945,450             -       945,450
                                              Rabobank Capital Fund II
   325,000                -          325,000     5.26% due 12/31/2049                        314,497             -       314,497
                                              Reliastar Financial Corp.
         -          730,000          730,000     6.50% due 11/15/2008                              -       784,903       784,903
                                              Saint George Funding Co. LLC
 1,205,000                -        1,205,000     8.485% due 12/31/2049                     1,365,155             -     1,365,155
                                              SB Treasury Company LLC
         -          340,000          340,000     9.40% due 12/29/2049 (b)                          -       382,500       382,500
                                              SLM Corp., Series MTNA
         -        1,375,000        1,375,000     5.00% due 04/15/2015                              -     1,301,186     1,301,186
                                              The Goldman Sachs Group, Inc.
         -          720,000          720,000     5.15% due 01/15/2014                              -       691,429       691,429
         -        1,250,000        1,250,000     5.25% due 04/01/2013                              -     1,221,630     1,221,630
                                              The MONY Group, Inc.
   660,000                -          660,000     7.45% due 12/15/2005                        697,920             -       697,920
                                              Tobacco Settlement Financing Corp.
 1,000,000                -        1,000,000     6.0% due 06/01/2037                         812,310             -       812,310
                                              Tobacco Settlement Financing Corp.
                                                 - Ser. B
   315,000                -          315,000     5.875% due 05/15/2039                       253,506             -       253,506
                                              Tobacco Settlement Revenue
                                                 Management - Ser. B
 1,480,000                -        1,480,000     6.375% due 05/15/2030                     1,250,703             -     1,250,703
                                              Trinet Corporate Realty
                                                 Trust, Inc.
   330,000                -          330,000     7.7% due 07/15/2017                         342,764             -       342,764
                                              UFJ Finance Aruba
 1,853,000                -        1,853,000     6.75% due 07/15/2013                      1,916,130             -     1,916,130
                                              URC Holdings Corp.
 1,600,000                -        1,600,000     7.875% due 06/30/2006                     1,747,160             -     1,747,160
                                              USA Education, Inc.
         -          435,000          435,000     5.625% due 04/10/2007                             -       457,126       457,126
                                              Washington Mutual, Inc.
         -          250,000          250,000     5.625% due 01/15/2007                             -       261,532       261,532
                                              Westpac Capital Trust III
   760,000                -          760,000     5.819% due 12/29/2049                       755,052             -       755,052
                                              WPP Finance UK
   740,000                -          740,000     5.875% due 06/15/2014                       743,032             -       743,032
                                                                                       -------------  ------------  ------------
                                                                                          76,908,144    28,422,651   105,330,795
                                              FOOD & BEVERAGES - 0.63%
                                              Ahold Finance USA, Inc.
         -          150,000          150,000     8.25% due 07/15/2010                              -       158,250       158,250
                                              Cadbury Schweppes US Finance LLC
         -          400,000          400,000     5.125% due 10/01/2013                             -       390,629       390,629
                                              Commonwealth Brands, Inc.
   365,000                -          365,000     10.625% due 09/01/2008                      389,638             -       389,638
                                              Corn Products International, Inc.
 3,205,000                -        3,205,000     8.45% due 08/15/2009                      3,549,538             -     3,549,538
                                              Kellogg Company, Series B

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED    ACTIVE                                                        ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND         TRUST         COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    FOOD & BEVERAGES, CONTINUED
         -     490,000     490,000     6.60% due 04/01/2011                                     -       537,465         537,465
                                    Kraft Foods, Inc.
         -     150,000     150,000     5.25% due 06/01/2007                                     -       156,000         156,000
   985,000           -     985,000     5.625% due 11/01/2011                            1,002,034             -       1,002,034
                                    Nabisco, Inc.
         -     420,000     420,000     7.05% due 07/15/2007                                     -       458,343         458,343
         -   1,500,000   1,500,000     7.55% due 06/15/2015                                     -     1,723,540       1,723,540
                                    PanAmerican Beverages, Inc.
   430,000           -     430,000     7.25% due 07/01/2009                               460,100             -         460,100
                                                                                     ------------  ------------  --------------
                                                                                        5,401,310     3,424,227       8,825,537
                                    FOREST PRODUCTS - 0.16%
                                    Donohue Forest Products, Inc.
   885,000           -     885,000     7.625% due 05/15/2007                              916,586             -         916,586
                                    Weyerhaeuser Company
 1,060,000           -   1,060,000     7.125% due 07/15/2023                            1,119,776             -       1,119,776
         -     150,000     150,000     7.375% due 03/15/2032                                    -       163,114         163,114
                                                                                     ------------  ------------  --------------
                                                                                        2,036,362       163,114       2,199,476
                                    GAS & PIPELINE UTILITIES - 0.57%
                                    Dynegy Holdings, Inc.
         -     100,000     100,000     10.125% due 07/15/2013                                   -       108,250         108,250
                                    Kinder Morgan Energy Partners
   575,000           -     575,000     6.5% due 09/01/2012                                609,220             -         609,220
   885,000           -     885,000     7.3% due 08/15/2033                                933,701             -         933,701
                                    Korea Gascorp
   720,000           -     720,000     4.75% due 11/26/2010                               694,616             -         694,616
                                    Louis Dreyfus Natural Gas Corp.
 1,730,000           -   1,730,000     6.875% due 12/01/2007                            1,857,691             -       1,857,691
                                    Southern California Edison Co. - Ser.
                                      2003-B
 2,300,000           -   2,300,000     8.0% due 02/15/2007                              2,544,030             -       2,544,030
                                    Texas New Mexico Power Co.
   870,000           -     870,000     6.125% due 06/01/2008                              899,989             -         899,989
                                    Western Resources, Inc.
   400,000           -     400,000     7.65% due 04/15/2023                               413,400             -         413,400
                                                                                     ------------  ------------  --------------
                                                                                        7,952,647       108,250       8,060,897
                                    HEALTHCARE PRODUCTS - 0.01%
                                    WH Holdings/ WH Capital
         -     150,000     150,000     9.50% due 04/01/2011                                     -       156,000         156,000

                                    HEALTHCARE SERVICES - 0.17%
                                    Aetna, Inc.
         -     250,000     250,000     7.375% due 03/01/2006                                    -       266,461         266,461
                                    Columbia/HCA Healthcare Corp.
   755,000           -     755,000     9.0% due 12/15/2014                                879,786             -         879,786
                                    Concentra Operations Corp.
         -      80,000      80,000     9.125% due 06/01/2012                                    -        83,600          83,600
                                    Global Health Sciences, Inc.
    75,000           -      75,000     11.0% due 05/01/2008                                 1,875             -           1,875
                                    Health Net, Inc.
         -     520,000     520,000     8.375% due 04/15/2011                                    -       607,969         607,969
                                    Humana, Inc.
         -     500,000     500,000     7.25% due 08/01/2006                                     -       535,982         535,982
                                                                                     ------------  ------------  --------------
                                                                                          881,661     1,494,012       2,375,673
                                    HOLDINGS COMPANIES/CONGLOMERATES - 0.01%
                                    Pharma Services Intermediatel Holding Corp.
                                       zero coupon, Step up to 11.50% on
         -     250,000     250,000       4/1/2009 due 04/01/2014                                -       127,500         127,500

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED    ACTIVE                                                        ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND         TRUST         COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    HOMEBUILDERS - 0.27%
                                    Centex Corp.
         -     180,000     180,000     4.75% due 01/15/2008                                     -       183,430         183,430
                                    D.R. Horton, Inc.
         -     150,000     150,000     7.875% due 08/15/2011                                    -       163,875         163,875
                                    Hovnanian K Enterprises, Inc.
         -     300,000     300,000     6.50% due 01/15/2014                                     -       279,000         279,000
                                    KB HOME
   605,000           -     605,000     5.75% due 02/01/2014                               556,600             -         556,600
                                    Lennar Corp.
         -     120,000     120,000     5.95% due 03/01/2013                                     -       120,981         120,981
                                    Lennar Corp., Series B
         -     130,000     130,000     9.95% due 05/01/2010                                     -       144,598         144,598
                                    MDC Holdings, Inc.
         -     250,000     250,000     5.50% due 05/15/2013                                     -       242,320         242,320
                                    Pulte Homes, Inc.
         -     525,000     525,000     6.25% due 02/15/2013                                     -       536,290         536,290
         -     380,000     380,000     7.875% due 08/01/2011                                    -       429,831         429,831
         -     225,000     225,000     8.125% due 03/01/2011                                    -       263,892         263,892
                                    Technical Olympic USA, Inc.
         -     250,000     250,000     10.375% due 07/01/2012                                   -       260,625         260,625
                                    Toll Brothers, Inc.
         -     250,000     250,000     6.875% due 11/15/2012                                    -       266,897         266,897
                                    Williams Lyon Homes, Inc.
         -     250,000     250,000     10.75% due 04/01/2013                                    -       276,250         276,250
                                                                                     ------------  ------------  --------------
                                                                                          556,600     3,167,989       3,724,589
                                    HOTELS & RESTAURANTS - 0.54%
                                    Boyd Gaming Corp.
         -     175,000     175,000     9.25% due 08/01/2009                                     -       191,188         191,188
                                    Buffets, Inc.
         -     150,000     150,000     11.25% due 07/15/2010                                    -       156,750         156,750
                                    Circus & Eldorado Joint Venture
         -     150,000     150,000     10.125% due 03/01/2012                                   -       150,750         150,750
                                    Harrahs Operating Company, Inc.
         -     390,000     390,000     5.50% due 07/01/2010                                     -       391,953         391,953
 2,300,000           -   2,300,000     7.875% due 12/15/2005                            2,432,250             -       2,432,250
                                    Hilton Hotels Corp.
         -     170,000     170,000     7.625% due 12/01/2012                                    -       182,750         182,750
         -     140,000     140,000     8.25% due 02/15/2011                                     -       155,750         155,750
                                    Mandalay Resort Group
   640,000           -     640,000     6.375% due 12/15/2011                              649,600             -         649,600
                                    MGM Mirage
   832,000     150,000     982,000     6.00% due 10/01/2009                               815,360       147,000         962,360
                                    Starwood Hotels & Resorts Worldwide, Inc.
   590,000           -     590,000     7.375% due 05/01/2007                              626,875             -         626,875
 1,000,000     200,000   1,200,000     7.875% due 05/01/2012                            1,067,500       214,000       1,281,500
                                    Tricon Global Restaurants, Inc.
         -     310,000     310,000     8.875% due 04/15/2011                                    -       374,085         374,085
                                                                                     ------------  ------------  --------------
                                                                                        5,591,585     1,964,226       7,555,811
                                    INDUSTRIAL MACHINERY - 0.04%
                                    Caterpillar Financial Services Corp.
         -     530,000     530,000     4.50% due 06/15/2009                                     -       532,316         532,316

                                    INDUSTRIALS - 0.07%
                                    Tyco International Group SA
         -     645,000     645,000     6.00% due 11/15/2013                                     -       663,068         663,068
                                    Williams Companies, Inc.
         -     300,000     300,000     8.125% due 03/15/2012                                    -       320,250         320,250
                                                                                     ------------  ------------  --------------
                                                                                                -       983,318         983,318

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED    ACTIVE                                                        ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND          TRUST        COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    INSURANCE - 1.13%
                                    Equitable Life Assurance Society USA
   920,000           -     920,000     6.95% due 12/01/2005                               973,105             -         973,105
                                    Jackson National Life Insurance Company
         -     425,000     425,000     5.25% due 03/15/2007                                     -       446,855         446,855
                                    Liberty Mutual Group, Inc.
   665,000           -     665,000     5.75% due 03/15/2014                               641,757             -         641,757
                                    Lincoln National Corp.
         -     380,000     380,000     6.20% due 12/15/2011                                     -       403,292         403,292
                                    Mass. Mutual Life Insurance Co.
 2,645,000           -   2,645,000     7.625% due 11/15/2023                            3,112,710             -       3,112,710
                                    MetLife, Inc.
         -     755,000     755,000     3.911% due 05/15/2005                                    -       765,058         765,058
                                    Monumental Global Funding
         -   2,270,000   2,270,000     1.28% due 05/19/2006 (b)                                 -     2,263,174       2,263,174
         -   1,125,000   1,125,000     5.20% due 01/30/2007                                     -     1,176,248       1,176,248
                                    Nationwide Mutual Insurance Company
         -     170,000     170,000     7.875% due 04/01/2033                                    -       193,150         193,150
                                    New York Life Insurance Company
   755,000           -     755,000     5.875% due 05/15/2033                              717,912             -         717,912
                                    Ohio Casualty Corp. - Notes
   520,000           -     520,000  7.3% due 06/15/2014                                   523,432             -         523,432
                                    Prudential Financial, Inc.
         -   1,720,000   1,720,000     4.75% due 04/01/2014                                     -     1,614,987       1,614,987
                                    Prudential Insurance Company
         -   1,050,000   1,050,000     6.375% due 07/23/2006                                    -     1,114,555       1,114,555
                                    QBE Insurance Group, Ltd.
 1,120,000           -   1,120,000     5.647% due 07/01/2023                            1,065,446             -       1,065,446
                                    Travelers Property Casualty Corp.
   970,000           -     970,000     5.0% due 03/15/2013                                939,560             -         939,560
                                                                                     ------------  ------------  --------------
                                                                                        7,973,922     7,977,319      15,951,241
                                    INTERNATIONAL OIL - 0.36%
                                    Newfield Exploration Company
         -     200,000     200,000     8.375% due 08/15/2012                                    -       217,000         217,000
                                    Pemex Project Funding Master Trust
         -     770,000     770,000     2.82% due 06/15/2010 (b)                                 -       773,465         773,465
 3,085,000           -   3,085,000     9.125% due 10/13/2010                            3,540,038             -       3,540,038
                                    Ras Laffan Liquefied Natural Gas
         -     380,000     380,000     3.437% due 09/15/2009                                    -       371,260         371,260
                                    Western Oil Sands, Inc.
         -     100,000     100,000     8.375% due 05/01/2012                                    -       108,500         108,500
                                                                                     ------------  ------------  --------------
                                                                                        3,540,038     1,470,225       5,010,263

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED    ACTIVE                                                        ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND         TRUST         COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    LEISURE TIME - 0.12%
                                    British Brunswick Holdings, Inc.
   120,000           -     120,000     13.0% due 05/01/2008                                 6,600             -           6,600
                                    Cinemark USA, Inc.
         -     150,000     150,000     9.00% due 02/01/2013                                     -       163,687         163,687
                                    Cinemark, Inc.
                                       zero coupon, Step up to 9.75 on
         -      50,000      50,000       3/15/2009 due 03/15/2014                               -        32,625          32,625
                                    Hockey Company
   410,000           -     410,000     11.25% due 04/15/2009                              487,900             -         487,900
                                    Mohegan Tribal Gaming Authority
   400,000           -     400,000     8.0% due 04/01/2012                                426,500             -         426,500
                                    Royal Caribbean Cruises, Ltd.
         -     150,000     150,000     8.75% due 02/02/2011                                     -       166,125         166,125
                                    Seneca Gaming Corp.
         -     100,000     100,000     7.25% due 05/01/2012                                     -        99,875          99,875
                                    Waterford Gaming LLC
   259,000           -     259,000     8.625% due 09/15/2012                              271,950             -         271,950
                                                                                     ------------  ------------  --------------
                                                                                        1,192,950       462,312       1,655,262
                                    MANUFACTURING - 0.14%
                                    Bombardier, Inc.
         -     190,000     190,000     7.45% due 05/01/2034                                     -       156,447         156,447
                                    Jacuzzi Brands, Inc.
         -     150,000     150,000     9.625% due 07/01/2010                                    -       160,500         160,500
                                    Koppers, Inc.
         -     100,000     100,000     9.875% due 10/15/2013                                    -       109,500         109,500
                                    Terex Corp.
         -     200,000     200,000     9.25% due 07/15/2011                                     -       218,000         218,000
                                    Tyco International Group SA
   400,000           -     400,000     6.0% due 11/15/2013                                411,205             -         411,205
   900,000           -     900,000     6.75% due 02/15/2011                               976,266             -         976,266
                                                                                     ------------  ------------  --------------
                                                                                        1,387,471       644,447       2,031,918
                                    MEDICAL-HOSPITALS - 0.35%
                                    HCA, Inc.
         -     275,000     275,000     6.25% due 02/15/2013                                     -       273,354         273,354
         -     600,000     600,000     6.95% due 05/01/2012                                     -       625,996         625,996
 3,055,000     275,000   3,330,000     8.75% due 09/01/2010                             3,478,973       314,012       3,792,985
                                    Tenet Healthcare Corp.
         -     265,000     265,000     9.875% due 07/01/2014                                    -       269,638         269,638
                                                                                     ------------  ------------  --------------
                                                                                        3,478,973     1,483,000       4,961,973
                                    MINING - 0.21%
                                    Codelco, Inc.
   490,000           -     490,000     5.5% due 10/15/2013                                486,550             -         486,550
                                    Corporacion Nacional del Cobre
         -     200,000     200,000     5.50% due 10/15/2013                                     -       198,592         198,592
                                    Freeport-McMoRan Copper & Gold, Inc.
   460,000     250,000     710,000     10.125% due 02/01/2010                             492,200       276,250         768,450
                                    Golden Northwest Aluminum
    25,000           -      25,000     12.0% due 12/15/2006                                 4,250             -           4,250
                                    Kennametal, Inc.
   770,000           -     770,000     7.2% due 06/15/2012                                816,878             -         816,878
                                    Metallurgy Holdings, Inc.
    50,000           -      50,000     1.0% due 07/15/2008                                 14,500             -          14,500
                                    Noranda, Inc.
   675,000           -     675,000     8.375% due 02/15/2011                              726,419             -         726,419
                                                                                     ------------  ------------  --------------
                                                                                        2,540,797       474,842       3,015,639

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED    ACTIVE                                                        ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND         TRUST         COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    PAPER - 0.34%
                                    Boise Cascade Corp.
   570,000           -     570,000     6.5% due 11/01/2010                                579,975             -         579,975
                                    Corporacion Durango SA de CV
   631,000           -     631,000     13.125% due 08/01/2006                             315,500             -         315,500
 2,905,000           -   2,905,000     13.75% due 07/15/2009                            1,452,500             -       1,452,500
                                    Fort James Corp.
   910,000           -     910,000     6.625% due 09/15/2004                              916,825             -         916,825
                                    Georgia Pacific Corp.
         -     200,000     200,000     8.875% due 02/01/2010                                    -       226,500         226,500
                                    Jefferson Smurfit Corp.
         -     350,000     350,000     7.50% due 06/01/2013                                     -       346,500         346,500
                                    Longview Fibre Company
   250,000           -     250,000     10.0% due 01/15/2009                               270,000             -         270,000
                                    Norampac, Inc.
         -     150,000     150,000     6.75% due 06/01/2013                                     -       147,000         147,000
                                    Norske Skogindustrier ASA
         -     290,000     290,000     6.125% due 10/15/2015                                    -       285,982         285,982
         -      30,000      30,000     7.625% due 10/15/2011                                    -        33,120          33,120
                                    Potlatch Corp.
         -     100,000     100,000     10.00% due 07/15/2011                                    -       111,000         111,000
                                    Temple-Inland, Inc.
         -     140,000     140,000     7.875% due 05/01/2012                                    -       158,419         158,419
                                                                                     ------------  ------------  --------------
                                                                                        3,534,800     1,308,521       4,843,321
                                    PHARMACEUTICALS - 0.27%
                                    Hospira, Inc.
         -     420,000     420,000     5.90% due 06/15/2014                                     -       423,752         423,752
                                    Medco Health Solutions, Inc.
   730,000           -     730,000     7.25% due 08/15/2013                               778,691             -         778,691
                                    Schering Plough Corp.
         -     955,000     955,000     5.30% due 12/01/2013                                     -       937,843         937,843
   890,000           -     890,000     6.5% due 12/01/2033                                884,844             -         884,844
                                    Wyeth
   765,000           -     765,000     5.25% due 03/15/2013                               738,308             -         738,308
                                                                                     ------------  ------------  --------------
                                                                                        2,401,843     1,361,595       3,763,438
                                    PHOTOGRAPHY - 0.03%
                                    Eastman Kodak Co.
   360,000           -     360,000     7.25% due 11/15/2013                               366,058             -         366,058

                                    PUBLISHING - 0.17%
                                    Dex Media, Inc.
                                       zero coupon, Step up to 9.00% on
         -     250,000     250,000       11/15/2008 due 11/15/2013                              -       161,250         161,250
                                    Garden State Newspapers, Inc., Series B
   335,000           -     335,000     8.625% due 07/01/11                                349,445             -         349,445
                                    Time Warner Companies
         -   1,750,000   1,750,000     7.57% due 02/01/2024                                     -     1,889,720       1,889,720
                                                                                     ------------  ------------  --------------
                                                                                          349,445     2,050,970       2,400,415
                                    RAILROADS & EQUIPMENT - 0.03%
                                    Union Pacific Corp.
         -     170,000     170,000     6.25% due 05/01/2034                                     -       166,829         166,829
                                    Union Pacific Railroad Company, Series
                                    2002-1
         -     175,000     175,000     6.061% due 01/17/2023                                    -       184,125         184,125
                                                                                     ------------  ------------  --------------
                                                                                                -       350,954         350,954

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED    ACTIVE                                                        ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND          TRUST        COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    REAL ESTATE - 1.15%
                                    American Health Properties, Inc.
 1,405,000           -   1,405,000     7.5% due 01/15/2007                              1,513,822             -       1,513,822
                                    Amresco Residential Securities
 2,143,659           -   2,143,659     6.51% due 08/25/2027                             2,194,216             -       2,194,216
                                    Carramerica Realty Corp.
   275,000           -     275,000     5.25% due 11/30/2007                               287,564             -         287,564
                                    Crescent Real Estate Equities
         -     150,000     150,000     7.125% due 09/15/2007                                    -       151,875         151,875
                                    Developers Diversified Realty Company
         -   1,125,000   1,125,000     4.625% due 08/01/2010                                    -     1,080,266       1,080,266
                                    EOP Operating, Ltd.
         -     160,000     160,000     7.50% due 04/19/2029                                     -       170,308         170,308
                                    ERP Operating LP
         -     700,000     700,000     4.75% due 06/15/2009                                     -       700,748         700,748
                                    Health Care Reit, Inc.
   330,000           -     330,000     6.0% due 11/15/2013                                324,990             -         324,990
                                    Healthcare Realty Trust IN
 1,250,000           -   1,250,000     8.125% due 05/01/2011                            1,437,150             -       1,437,150
                                    Hospitality Properties Trust, REIT
         -     640,000     640,000     6.75% due 02/15/2013                                     -       664,433         664,433
                                    Host Marriott LP, REIT
         -     150,000     150,000     7.125% due 11/01/2013                                    -       147,000         147,000
                                    iStar Financial, Inc.
 1,000,000           -   1,000,000     6.5% due 12/15/13                                  983,750             -         983,750
   410,000           -     410,000     7.0% due 03/15/2008                                434,600             -         434,600
                                    Price REIT, Inc.
         -     500,000     500,000     7.50% due 11/05/2006                                     -       548,161         548,161
                                    Rouse Company
         -     190,000     190,000     5.375% due 11/26/2013                                    -       183,538         183,538
         -     320,000     320,000     7.20% due 09/15/2012                                     -       348,756         348,756
                                    Simon Property Group LP, REIT
         -     350,000     350,000     5.45% due 03/15/2013                                     -       344,990         344,990
                                    Socgen Real Estate Company LLC
 2,270,000     490,000   2,760,000     7.64% due 12/29/2049 (b)                         2,505,846       540,910       3,046,756
                                    Spieker Properties, L.P.
 1,490,000           -   1,490,000     7.125% due 12/01/2006                            1,619,436             -       1,619,436
                                                                                     ------------  ------------  --------------
                                                                                       11,301,374     4,880,985      16,182,359

                                    RETAIL GROCERY - 0.06%
                                    Food Lion, Inc.
   375,000           -     375,000     7.55% due 04/15/2007                               401,250             -         401,250
                                    Pathmark Stores, Inc.
         -     250,000     250,000     8.75% due 02/01/2012                                     -       250,000         250,000
                                    Winn-Dixie Stores, Inc.
         -     150,000     150,000     8.875% due 04/01/2008                                    -       141,750         141,750
                                                                                     ------------  ------------  --------------
                                                                                          401,250       391,750         793,000

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED    ACTIVE                                                        ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND         TRUST         COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    RETAIL TRADE - 0.28%
                                    Delhaize America, Inc.
   385,000           -     385,000     8.125% due 04/15/2011                              419,531             -         419,531
                                    Gap, Inc.
   970,000           -     970,000     10.55% due 12/15/2008                            1,173,700             -       1,173,700
                                    J.C. Penney, Inc.
   445,000           -     445,000     7.65% due 08/15/2016                               483,938             -         483,938
   690,000           -     690,000     8.0% due 03/01/2010                                769,350             -         769,350
                                    Office Depot, Inc.
   695,000           -     695,000     6.25% due 08/15/2013                               715,845             -         715,845
                                    Payless Shoesource, Inc.
         -     250,000     250,000     8.25% due 08/01/2013                                     -       247,500         247,500
                                    Saks, Inc.
         -     150,000     150,000     7.50% due 12/01/2010                                     -       156,000         156,000
                                                                                     ------------  ------------  --------------
                                                                                        3,562,364       403,500       3,965,864
                                    SANITARY SERVICES - 0.24%
                                    Allied Waste North America, Inc.,
                                    Series B
         -     325,000     325,000     8.875% due 04/01/2008                                    -       355,875         355,875
 1,665,000           -   1,665,000     10.0% due 08/01/2009                             1,760,738             -       1,760,738
                                    Waste Management, Inc.
         -     585,000     585,000     6.375% due 11/15/2012                                    -       618,882         618,882
         -     625,000     625,000     7.75% due 05/15/2032                                     -       711,593         711,593
                                                                                     ------------  ------------  --------------
                                                                                        1,760,738     1,686,350       3,447,088
                                    SEMICONDUCTORS - 0.03%
                                    Amkor Technology, Inc.
         -     250,000     250,000     7.75% due 05/15/2013                                     -       236,875         236,875
                                    On Semiconductor Corp.
         -     100,000     100,000     12.00% due 03/15/2010                                    -       117,000         117,000
                                                                                     ------------  ------------  --------------
                                                                                                -       353,875         353,875
                                    STEEL - 0.02%
                                    Gerdau Ameristeel Corp.
         -     100,000     100,000     10.375% due 07/15/2011                                   -       111,500         111,500
                                    Ispat Inland ULC
         -     150,000     150,000     9.75% due 04/01/2014                                     -       154,500         154,500
                                                                                     ------------  ------------  --------------
                                                                                                -       266,000         266,000
                                    TELECOMMUNICATIONS EQUIPMENT & SERVICES -
                                    1.66%
                                    Citizens Communications Co.
 2,000,000           -   2,000,000     8.5% due 05/15/2006                              2,130,826             -       2,130,826
   702,000           -     702,000     9.0% due 08/15/2031                                676,872             -         676,872
                                    Corning, Inc.
   460,000           -     460,000     6.3% due 03/01/2009                                467,204             -         467,204
   675,000           -     675,000     8.3% due 04/04/2025                                708,750             -         708,750
                                    Deutsche Telekom International Finance BV
 3,200,000           -   3,200,000     6.375% due 07/11/2006                            4,132,557             -       4,132,557
         -     100,000     100,000     6.625% due 07/11/2011                         EUR        -       138,460         138,460
 1,120,000           -   1,120,000     8.5% due 06/15/2010                              1,308,785             -       1,308,785
 2,005,000     120,000   2,125,000     8.75% due 06/15/2030 (b)                      $  2,440,358       146,056       2,586,414
         -     370,000     370,000     9.25% due 06/01/2032                                     -       487,575         487,575
                                    Dobson Communications Corp.
         -     350,000     350,000     10.875% due 07/01/2010                                   -       301,000         301,000
                                    France Telecom SA
 1,700,000           -   1,700,000     8.25% due 03/14/2008                             2,295,949             -       2,295,949
   450,000           -     450,000     8.7% due 03/01/2006                                482,463             -         482,463
         -     630,000     630,000     8.75% due 03/01/2011 (b)                                 -       730,057         730,057
 2,540,000           -   2,540,000     9.25% due 03/01/2011                             2,943,405             -       2,943,405
   319,000           -     319,000     10.0% due 03/01/2031                               400,351             -         400,351
                                    Innova S DE R.L.
   485,000           -     485,000     9.375% due 09/19/2013                              509,250             -         509,250

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED    ACTIVE                                                        ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND          TRUST        COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    TELECOMMUNICATIONS EQUIPMENT & SERVICES,
                                    CONTINUED
   285,120           -     285,120     12.875% due 04/01/2007                             286,546             -         286,546
                                    Koninklijke (Royal) KPN NV
         -     160,000     160,000     8.375% due 10/01/2030                                    -       194,385         194,385
                                    Singapore Telecommunications, Ltd.
         -      75,000      75,000     6.375% due 12/01/2011                                    -        79,799          79,799
                                    Telenet Group Holding NV
                                       zero coupon, Step up to 11.50% on
         -     400,000     400,000       12/15/2008 due 06/15/2014                              -       254,000         254,000
                                    Telstra Corp. Ltd.
         -     750,000     750,000     6.375% due 04/01/2012                                    -       802,169         802,169
                                    Tritel PCS, Inc.
         -   1,250,000   1,250,000     10.375% due 01/15/2011                                   -     1,443,929       1,443,929
                                                                                     ------------  ------------  --------------
                                                                                       18,783,316     4,577,430      23,360,746
                                    TELEPHONE - 1.81%
                                    AT&T Broadband Corp.
 1,199,000           -   1,199,000     8.375% due 03/15/2013                            1,407,560             -       1,407,560
                                    AT&T Corp.
 1,450,000           -   1,450,000     7.8% due 11/15/2011                              1,488,750             -       1,488,750
         -     340,000     340,000     8.05% due 11/15/2011 (b)                                 -       349,086         349,086
         -     380,000     380,000     8.35% due 01/15/2025                                     -       384,626         384,626
                                    British Telecommunications PLC
         -     150,000     150,000     8.875% due 12/15/2030 (b)                                -       185,053         185,053
                                    Cincinnati Bell, Inc.
         -     150,000     150,000     7.25% due 07/15/2013                                     -       140,250         140,250
                                    NTL Cable PLC
         -     125,000     125,000     8.75% due 04/15/2014                                     -       128,125         128,125
                                    Qwest Services Corp.
   625,000           -     625,000     8.875% due 03/15/12                                682,813             -         682,813
         -     275,000     275,000     13.50% due 12/15/2010                                    -       319,688         319,688
                                    SBC Communications, Inc.
         -     625,000     625,000     5.875% due 02/01/2012                                    -       643,335         643,335
                                    Sprint Capital Corp.
         -     525,000     525,000     4.78% due 08/17/2006                                     -       535,160         535,160
 1,985,000           -   1,985,000     6.125% due 11/15/2008                            2,086,472             -       2,086,472
         -     580,000     580,000     6.875% due 11/15/2028                                    -       557,523         557,523
 1,220,000           -   1,220,000     6.9% due 05/01/2019                              1,227,266             -       1,227,266
 2,380,000           -   2,380,000     7.125% due 01/30/2006                            2,518,635             -       2,518,635
         -     500,000     500,000     8.375% due 03/15/2012                                    -       574,665         574,665
   346,000           -     346,000     8.75% due 03/15/2032                               403,187             -         403,187
                                    Tele-Communications, Inc.
   465,000           -     465,000     9.8% due 02/01/2012                                582,971             -         582,971
                                    Telecom De Puerto Rico, Inc.
 1,445,000           -   1,445,000     6.65% due 05/15/2006                             1,526,551             -       1,526,551
                                    Telecom Italia Capital
   450,000   1,000,000   1,450,000     4.00% due 11/15/2008                               442,055       982,344       1,424,399
         -     350,000     350,000     6.375% due 11/15/2033                                    -       337,872         337,872
                                    Telefonosde Mexico - Sr. Notes
                                    TELEPHONE, CONTINUED
 4,090,000           -   4,090,000     8.25% due 01/26/2006                             4,372,504             -       4,372,504
                                    Tellus Corp. - Notes
 1,810,000           -   1,810,000     8.0% due 06/01/2011                              2,057,177             -       2,057,177
                                    Verizon Pennsylvania, Inc. - Debs. Ser. A
 1,530,000           -   1,530,000     5.65% due 11/15/2011                             1,552,209             -       1,552,209
                                                                                     ------------  ------------  --------------
                                                                                       20,348,150     5,137,727      25,485,877

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED   ACTIVE                                                         ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND         TRUST         COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    TOBACCO - 0.20%
                                    Altria Group, Inc.
 1,278,000           -   1,278,000     7.0% due 11/04/2013                              1,301,417             -       1,301,417
                                    Philip Morris Cos., Inc.
 1,530,000           -   1,530,000     6.95% due 06/01/2006                             1,606,085             -       1,606,085
                                                                                     ------------  ------------  --------------
                                                                                        2,907,502             -       2,907,502
                                    TRANSPORTATION - 0.07%
                                    CSX Corp.
         -     170,000     170,000     7.95% due 05/01/2027                                     -       197,291         197,291
                                    Norfolk Southern Corp.
         -     160,000     160,000     7.05% due 05/01/2037                                     -       169,504         169,504
                                    Overseas Shipholding Group, Inc.
         -     150,000     150,000     8.25% due 03/15/2013                                     -       161,250         161,250
                                    TFM SA de CV
         -      50,000      50,000     10.25% due 06/15/2007                                    -        49,500          49,500
   340,000           -     340,000     11.75% due 06/15/2009                              333,200             -         333,200
                                                                                     ------------  ------------  --------------
                                                                                          333,200       577,545         910,745
                                                                                     ============  ============  ==============
                                    TOTAL CORPORATE BONDS (Cost $420,353,611)        $302,751,747  $123,113,849  $  425,865,596
                                                                                     ============  ============  ==============

                                    MUNICIPAL BONDS - 1.06%
                                    Badger Tobacco Asset Securitization Corp.
         -     685,000     685,000     6.125% due 06/01/2027                                    -       618,459         618,459
                                    De Kalb County Georgia Water & Sewage -
                                    Ser. A
 2,200,000           -   2,200,000     5.0% due 10/01/2035                              2,169,024             -       2,169,024
                                    Golden State Securitization
 3,980,000           -   3,980,000     6.75% due 06/01/2039                             3,575,751             -       3,575,751
                                    Harris County Texas
   600,000           -     600,000     5.0% due 08/15/2033                                583,956             -         583,956
                                    Massachusetts Saint - Ser. C
 3,800,000           -   3,800,000     5.5% due 11/01/2010                              4,229,400             -       4,229,400
                                    University of Texas Permanent University
                                    Fund - Ser. B
 4,000,000           -   4,000,000     4.75% due 07/01/2030                             3,767,160             -       3,767,160
                                                                                     ------------  ------------  --------------
                                                                                       14,325,291       618,459      14,943,750
                                                                                     ============  ============  ==============
                                    TOTAL MUNICIPAL BONDS (Cost $15,659,777)         $ 14,325,291  $    618,459  $   14,943,750
                                                                                     ============  ============  ==============

                                    COLLATERALIZED MORTGAGE OBLIGATIONS -
                                    7.22%

                                    American Airlines, Inc.,
                                       Series 2001-2, Class A2
   820,000           -     820,000     7.858% due 10/01/2011                              816,000             -         816,000
                                    Ameriquest Mortgage Securities,  Inc.,
                                       Series 2004-X2, Class A
 1,900,000           -   1,900,000     1.851% due 06/25/2034                            1,898,025             -       1,898,025
                                    Ameriquest Mortgage Securities,  Inc.,
                                       Series 2003-5, Class A2
         -     375,566     375,566     2.43% due 07/25/2033                                     -       375,541         375,541
                                    Banc of America Commercial  Mortgage
                                    Securities, Inc.,
 1,000,000           -   1,000,000     5.276% due 03/11/2041                              952,135             -         952,135
                                    Banc of America Commercial  Mortgage
                                    Securities, Inc.,
                                       Series 2004-1, Class F
   650,000           -     650,000     5.279% due 11/10/2039                              617,030             -         617,030
                                    Banc of America Commercial  Mortgage
                                    Securities, Inc.,,
                                       Series 2004-1, Class G
   650,000           -     650,000     5.377% due 11/10/2039                              617,183             -         617,183

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED    ACTIVE                                                        ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND         TRUST         COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS,
                                    CONTINUED
                                    Banc of America Mortgage Securities, Inc.,
                                       Series 2003 F, Class 2A1
         -   1,147,812   1,147,812     3.734% due 07/25/2033 (b)                                -     1,133,063       1,133,063
                                    Banc of America Mortgage Securities, Inc.,
                                       Series 2004-D, Class 2A1
 1,891,000           -   1,891,000     3.649% due 05/25/2034                            1,856,477             -       1,856,477
                                    Banc of America Mortgage Securities, Inc.,
                                       Series 2004-2, Class 5A1
 2,506,347           -   2,506,347     6.5% due 10/25/2019                              2,554,774             -       2,554,774
                                    Bank One Issuance Trust,
 1,300,000           -   1,300,000     4.54% due 09/15/2010                             1,311,356             -       1,311,356
                                    Bear Stearns ARM Trust,
                                       Series 2003-3, Class 2A2
         -     306,027     306,027     4.176% due 04/25/2033 (b)                                -       306,278         306,278
                                    Bear Stearns ARM Trust,
                                       Series 2004-6, Class 1A1
 7,000,000           -   7,000,000     4.707% due 07/30/2034                            7,035,000             -       7,035,000
                                    Bear Stearns Trust,
                                       Series 2004-2, Class 1A1
   800,000           -     800,000     5.316% due 02/19/2005                              809,250             -         809,250
                                    Capital One Secured Note Trust,
                                       Series 2000-3, Class C
   640,000           -     640,000     7.9% due 10/15/2010                                705,665             -         705,665
                                    Centex Home Equity Loan Trust,
                                       Series 2004A, Class AF 4
 1,255,000           -   1,255,000     4.51% due 09/27/2032                             1,212,346             -       1,212,346
                                    Chase Commercial Mortgage Securities Corp.,
                                       Series 2000-2, Class C
         -   1,500,000   1,500,000     7.928% due 07/15/2032                                    -     1,721,080       1,721,080
                                    Chase Manhattan Auto Owner Trust,
                                       Series 2000-A Notes, Class A4
   310,073           -     310,073     6.26% due 06/15/2007                               310,682             -         310,682
                                    Commercial Mortgage Acceptance Corp.,
                                       Series 1991-C1, Class A1
 1,057,896           -   1,057,896     6.79% due 06/15/2031                             1,122,841             -       1,122,841
                                    Contimortgage Home Equity Loan,
                                       Class A5
    93,963           -      93,963     8.1% due 08/15/2025                                 93,921             -          93,921
                                    Continental Airlines,
                                       Series 1999-1, Class A
 1,072,125           -   1,072,125     6.545% due 02/02/2019                            1,003,221             -       1,003,221
                                    Countrywide Home Loans, Inc.,
         -   1,818,826   1,818,826     4.177% due 04/25/2034 (b)                                -     1,795,978       1,795,978
         -   5,000,000   5,000,000     4.933% due 08/25/2034                                    -     5,017,187       5,017,187
                                    CS First Boston Mortgage Securities Corp.,
                                       Series 2003-C3, Class F
 1,190,000           -   1,190,000     4.518% due 05/15/2038                            1,085,706             -       1,085,706
                                    CS First Boston Mortgage Securities Corp.,
                                       Series 2001-CF2, Class A2
         -   3,175,000   3,175,000     5.935% due 01/15/2006                                    -     3,290,997       3,290,997
                                    CS First Boston Mortgage Securities Corp.,
                                       Series 2001-CF2, Class A3
         -   1,185,000   1,185,000     6.238% due 02/15/2034                                    -     1,260,747       1,260,747
                                    CS First Boston Mortgage Securities Corp.,
                                       Series 2003-AR12, Class 2A2
         -     312,886     312,886     4.36% due 04/25/2033 (b)                                 -       313,574         313,574

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED   ACTIVE                                                         ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND          TRUST        COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS,
                                    CONTINUED
                                    CS First Boston Mortgage Securities Corp.,
                                       Series 2004-AR1, Class 2A1
         -     684,706     684,706     4.82% due 02/25/2034 (b)                                 -       683,347         683,347
                                    CWMBS, Inc.,
                                       Series 2003-J14, Class 2A1
 5,665,832           -   5,665,832     6.25% due 12/25/2033                             5,757,643             -       5,757,643
                                    CWMBS, Inc.,
                                       Series 2003-R4, Class 2A
 8,106,893           -   8,106,893     6.5% due 01/25/2034                              8,325,557             -       8,325,557
                                    CWMBS, Inc.,
                                       Series 2004 12, Class 11A2
 7,700,000           -   7,700,000     4.431% due 08/25/2034                            7,739,703             -       7,739,703
                                    EQCC Home Equity Loan Trust,
 1,210,043           -   1,210,043     6.57% due 02/15/2029                             1,212,425             -       1,212,425
                                    FHLMC Structured Pass Through Securities
                                       T-41, Class 3A
         -     629,774     629,774     7.50% due 07/25/2032                                     -       674,841         674,841
                                    First Investors Auto Owner Trust, Series
                                       2002-A, Class A
         -      24,631      24,631     3.46% due 12/15/2008 (b)                                 -        24,792          24,792
                                    First Union National Bank Commercial
                                    Mortgage Trust, Series 2002- C1, Class A1
         -     964,174     964,174     5.585% due 08/12/2010                                    -     1,007,259       1,007,259
                                    Ford Credit Auto Owner Trust,
                                       Series 2004, Class A3
 1,675,000           -   1,675,000     2.93% due 03/15/2008                             1,668,587             -       1,668,587
                                    GE Capital Commercial Mortgage Corp.,
                                    Series
                                       2001-1, Class A1
         -     169,228     169,228     6.079% due 10/15/2010 (b)                                -       178,422         178,422
                                    Global Signal Trust,
                                       Series 2004-1, Class
   900,000           -     900,000     5.098% due 01/15/2034                              865,529             -         865,529
                                    GMAC Commercial Mortgage Security, Inc.,
                                       Series 1997-C1, Class A3
         -     333,940     333,940     6.869% due 08/15/2007 (b)                                -       357,750         357,750
                                    Greenwich Capital,
                                       Series 2003-C1, Class A4
   770,000           -     770,000     4.111% due 07/05/2012                              710,124             -         710,124
                                    Greenwich Capital Commercial Funding Corp.,
                                       Series 2003-C2, Class A2
 3,165,000           -   3,165,000     4.022% due 07/05/2010                            3,100,483             -       3,100,483
                                    GS Mortgage Securities Corp.,
                                       Series 2003-1, Class A2
 1,100,000           -   1,100,000     1.79% due 01/25/2032                             1,119,426             -       1,119,426
                                    GS Mortgage Securities Corp.,
                                       Series 2004, Class A2C
 1,000,000           -   1,000,000     1.58% due 05/25/2034                               999,960             -         999,960
                                    GS Mortgage Securities Corp.,
                                       Series 2004-7, Class 2A1
 1,785,000           -   1,785,000     4.191% due 06/01/2034                            1,754,599             -       1,754,599
                                    Hilton Hotels Pool Trust, Series 2000-HL
                                    TA,
                                       Class B
         -     335,000     335,000     1.625% due 10/03/2015 (b)                                -       329,836         329,836
                                    IMPAC Secured Assets Corp.,
                                       Series 2004 1, Class A3
 1,015,000           -   1,015,000     0.0% due 03/25/2034                                989,770             -         989,770
                                    LB UBS Commercial Mortgage Trust - A4,
 1,630,000           -   1,630,000     4.166% due 04/17/2013                            1,513,328             -       1,513,328

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED   ACTIVE                                                         ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND      TRUST       PROFORMA                                                        FUND          TRUST        COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS,
                                    CONTINUED
                                    LB UBS Commercial Mortgage Trust,
                                       Series 2003-C5, Class K
 1,000,000           -   1,000,000     5.25% due 04/15/2037                               929,537             -         929,537
                                    Mellon Residential Funding Corp.,
                                       Series 2000 TBC2, Class A1
 1,089,578           -   1,089,578     1.34% due 06/15/2030                             1,081,854             -       1,081,854
                                    COLLATERALIZED MORTGAGE OBLIGATIONS,
                                    CONTINUED
                                    Merrill Lynch Mortgage Investors, Inc.,
                                       Series 1995-C2, Class A1
         -     136,646     136,646     7.0266% due 06/15/2021 (b)                               -       143,608         143,608
                                    Merrill Lynch Mortgage Investors, Inc.,
                                       Series 1997-C1, Class A3
         -     278,579     278,579     7.12% due 06/18/2029                                     -       297,870         297,870
                                    Merrill Lynch Mortgage Investors, Inc.,
                                       Series 2004-A1, Class 2A1
         -   1,800,214   1,800,214     4.67% due 02/25/2034                                     -     1,794,789       1,794,789
                                    Morgan Stanley Capital I, Inc., Class A
         -     440,822     440,822     1.89% due 07/14/2008 (b)                                 -       441,315         441,315
                                    Morgan Stanley Dean Witter Capital,
                                       Series 2001, Class A1
 2,948,455           -   2,948,455     4.57% due 12/18/32                               3,000,668             -       3,000,668
                                    Northwest Airlines Corp., Ser. 1996-1,
   167,913           -     167,913     8.97% due 01/02/2015                               107,809             -         107,809
                                    Residential Asset Mortgage Products, Inc.,
                                       Series 2003-R, Class A12
 1,395,000           -   1,395,000     2.904% due 10/25/2023                            1,387,661             -       1,387,661
                                    Residential Asset Mortgage Products, Inc.,
                                       Series 2003-RS10, Class AI5
 1,260,000           -   1,260,000     4.91% due 01/25/2031                             1,241,574             -       1,241,574
                                    Residential Asset Security Corp.,
                                       Series 1999-kS4, Class AI4
         -     450,795     450,795     7.22% due 06/25/2028 (b)                                 -       467,845         467,845
                                    Residential Funding Mortgage Securities II,
                                       Series 2001-HS2, Class A4
         -      74,072      74,072     6.43% due 04/25/2016                                     -        74,224          74,224
                                    Salomon Brothers Commercial Mortgage
                                       Securities, Class A3, Series 2001-C1
         -   1,250,000   1,250,000     6.428% due 12/18/2035                                    -     1,331,341       1,331,341
                                    Specialty Underwriting,
                                       Series 2003-BC4, Class A3B
 1,825,000           -   1,825,000     1.0% due 11/25/2034                              1,779,057             -       1,779,057
                                    Structured Asset Securities Corp.,
                                       Series 2003-S1, Class A1
   647,992           -     647,992     1.25% due 08/25/2033                               648,099             -         648,099
                                    Structured Asset Securities Corp.,
                                       Series 2003 NP3, Class A1
 1,607,981           -   1,607,981     1.6% due 11/25/2033                              1,608,232             -       1,608,232
                                    Structured Asset Securities Corp.,
                                       Series 2004-6XS, Class M1
 1,100,000           -   1,100,000     4.92% due 03/25/2034                             1,072,488             -       1,072,488
                                    Structured Asset Securities Corp.,
                                       Series 1998-RF2, Class A
         -     976,111     976,111     8.52% due 07/15/2027 (b)                                 -     1,051,988       1,051,988
                                    Wachovia Bank Commercial Mortgage Trust,
                                       Series 2004 C10, Class A3
 2,000,000           -   2,000,000     4.39% due 02/15/2036                             1,924,197             -       1,924,197

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED    ACTIVE                                                        ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND         TRUST         COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS,
                                    CONTINUED
                                    Wachovia Bank Commercial Mortgage Trust,
                                       Series 2003-C8, Class F
   600,000           -     600,000     5.031% due 11/15/2035                              578,343             -         578,343
                                    Washington Mutual, Series 2003-AR1, Class
                                    A6
         -     179,635     179,635     4.51% due 03/25/2033 (b)                                 -       180,683         180,683
                                    Washington Mutual, Series 2003-AR6, Class
                                    A1
         -   2,241,897   2,241,897     4.37% due 06/25/2033 (b)                                 -     2,235,371       2,235,371
                                                                                     ============  ============  ==============
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $101,170,081)                              $ 75,118,265  $ 26,489,726  $  101,607,991
                                                                                     ============  ============  ==============

                                    ASSET BACKED SECURITIES - 3.23%
                                    ACLC Business Loan Receivables Trust,
                                    Series
                                       2002-1A, Class A1
         -     248,784     248,784     5.408% due 12/15/2022 (b)                                -       246,296         246,296
                                    Ameriquest Mortgage Securities, Inc,
                                       Series 2003-10, Class AF3
 2,080,000           -   2,080,000     3.23% due 05/25/2028                             2,064,871             -       2,064,871
                                    Ameriquest Mortgage Securities, Inc.,
                                       Series 2003-IA1
 1,125,000           -   1,125,000     4.965% due 11/25/2033                            1,117,144             -       1,117,144
                                    Argent Securities, Inc.,
                                       Series 2004 W1 M3
 1,600,000           -   1,600,000     1.0% due 02/25/34                                1,617,163             -       1,617,163
                                    Bass Trust,
                                       Series 2004 CB4, Class A3
   815,000           -     815,000     4.632% due 07/25/2008                              814,984             -         814,984
                                    California Infrastructure Development,
                                    Series
                                       1997-1, Class A7
         -     893,999     893,999     6.42% due 09/25/2008                                     -       932,916         932,916
                                    Chase Funding Mortgage Loan, Series 2003-1,
                                       Class 1A3
         -     450,000     450,000     3.14% due 07/25/2023 (b)                                 -       450,700         450,700

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED   ACTIVE                                                         ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND         TRUST         COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    ASSET BACKED SECURITIES, CONTINUED
                                    Chase Funding Mortgage Loan,Series 2003-2,
                                       Class 1A3
         -     470,000     470,000     2.864% due 03/25/2007 (b)                                -       468,384         468,384
                                    CWABS, Inc.,
                                       Series 2003-5, Class AF 2
 1,300,000           -   1,300,000     3.042% due 04/25/2025                            1,294,262             -       1,294,262
                                    Drivetime Auto Owner Trust, Series 2004-A,
                                       Class A3
         -   1,350,000   1,350,000     2.419% due 08/15/2008 (b)                                -     1,324,266       1,324,266
                                    Equity One ABS, Inc.,
                                       Series 2004-2, Class AV2
 1,244,434           -   1,244,434     0.0% due 07/25/2034                              1,244,380             -       1,244,380
                                    Equity One ABS, Inc.,
                                       Series 2003-3, Class AF3
   900,000           -     900,000     3.531% due 12/25/2033                              893,809             -         893,809
                                    Equity One ABS, Inc.,
                                       Series 2004-1, Class M2
   750,000           -     750,000     5.115% due 04/25/2034                              699,376             -         699,376
                                    Equity One ABS, Inc.,
                                       Series 2004-1, Class M3
   750,000           -     750,000     5.26% due 04/25/2034                               699,263             -         699,263
                                    Government Lease Trust, Series 1999-GSA1,
                                       Class A2
         -     908,755     908,755     6.18% due 05/18/2005                                     -       922,962         922,962
                                    GRCT Consumer Loan Trust, Series 2001-1A,
                                       Class 2BRV
         -     261,708     261,708     6.25% due 02/15/2020 (b)                                 -       265,394         265,394
                                    Long Beach Mortgage Loan Trust,
                                       Series 2004-1, Class M3
 1,200,000           -   1,200,000     1.0% due 03/25/2035                              1,199,957             -       1,199,957
                                    Long Beach Mortgage Loan Trust,
                                       Series 2004-1, Class M6
 1,700,000           -   1,700,000     1.0% due 03/25/2034                              1,703,108             -       1,703,108
                                    Mangrove Bay Pass Through Trust,
         -     100,000     100,000     6.102% due 07/15/2033 (b)                                -        98,650          98,650
                                    MBNA Asset Backed Note Trust,
                                       Series 1998-E
 1,115,000           -   1,115,000     6.6% due 09/15/2010                              1,191,648             -       1,191,648
                                    MBNA Asset Backed Note Trust,
   600,000           -     600,000     6.65% due 08/15/2011                               645,262             -         645,262
                                    Midland Funding Corp. II, Series A,
 5,865,228           -   5,865,228     11.75% due 07/23/2005                            6,041,185             -       6,041,185
   825,000           -     825,000     13.25% due 07/23/2006                              924,000             -         924,000
                                    NAAC Reperforming Loan Remic Trust,
                                       Series 2004-R1, Class A2
 9,057,910           -   9,057,910     7.5% due 03/25/2034                              9,890,105             -       9,890,105
                                    Onyx Acceptance Auto Trust, Series 2002-C,
                                       Class A4
         -     750,000     750,000     4.07% due 04/15/2009 (b)                                 -       761,486         761,486
                                    Option One Loan Trust,
                                       Series 2004-1, Class M 1
   800,000           -     800,000     1.7% due 01/25/2034                                799,629             -         799,629
                                    Peco Energy Transition Trust, Series
                                    1999-A,
                                       Class A7
         -   1,440,000   1,440,000     6.13% due 03/01/2009 (b)                                 -     1,545,920       1,545,920
                                    Residential Asset Funding and Mortgage
                                    Securities,
                                       Series 2004, Class AII B2
 1,685,000           -   1,685,000     1.32% due 09/25/2033                             1,684,926             -       1,684,926

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED    ACTIVE                                                       ACTIVE       DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                      BOND           BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                       FUND          TRUST         COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    ASSET BACKED SECURITIES, CONTINUED
                                    Residential Asset Funding and Mortgage
                                    Securities Corp.,
                                       Series 2001 KS3, Class A II
   851,470           -     851,470     1.33% due 09/25/2031                               851,922             -         851,922
                                    Residential Asset Securities Corp.,
                                       Series 2004 KS6, Class AII B1
 1,900,000           -   1,900,000     1.22% due 04/25/2013                             1,900,000             -       1,900,000
                                    Sears Credit Account Master Trust, Series
                                       1998-2, Class A
         -     333,333     333,333     5.25% due 10/16/2008                                     -       335,413         335,413
                                    Vanderbilt Acquisition Loan Trust, Series
                                    2002-1
                                       Class A3
         -     750,000     750,000     5.70% due 09/07/2023                                     -       758,649         758,649
                                                                                     ============  ============  ==============
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $45,783,489)                               $ 37,276,994  $  8,111,036  $   45,388,030
                                                                                     ============  ============  ==============

                                    COMMERCIAL PAPER - 5.76%
                                    AUTO LOAN - 0.13%
                                    Ford Motor Credit
 1,900,000           -   1,900,000     1.77% due 09/03/2004                          $  1,894,021             -       1,894,021

                                    BANKING - 2.89%
                                    Danske Corp.
 9,300,000           -   9,300,000     1.24% due 09/17/2004                             9,275,014             -       9,275,014
   100,000           -     100,000     1.27% due 09/20/2004                                99,714             -          99,714
                                    European Investment Bank
 8,200,000           -   8,200,000     1.03% due 07/02/2004                             8,199,765             -       8,199,765
                                    Royal Bank of Scotland
 3,800,000           -   3,800,000     1.05% due 07/14/2004                             3,798,559             -       3,798,559
 7,900,000           -   7,900,000     1.135% due 09/01/2004                            7,884,558             -       7,884,558
                                    Svenska Handelsbanken
   700,000           -     700,000     1.09% due 08/03/2004                               699,301             -         699,301
 7,600,000           -   7,600,000     1.39% due 09/13/2004                             7,578,285             -       7,578,285
                                    Stadshypotek Delaware, Inc.
 3,100,000           -   3,100,000     1.49% due 09/23/2004                             3,089,222             -       3,089,222
                                                                                     ------------  ------------  --------------
                                                                                       40,624,418             -      40,624,418

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                     ACTIVE
  ACTIVE   DIVERSIFIED    ACTIVE                                                        ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                       BOND          BOND         PROFORMA
   FUND       TRUST      PROFORMA                                                        FUND         TRUST         COMBINED
---------- ----------- -----------  ------------------------------------------       ------------  ------------  --------------
                                    FINANCIAL SERVICES - 2.74%
                                    Barclays United Funding LLC
 4,600,000           -   4,600,000     1.21% due 08/23/2004                             4,591,806             -       4,591,806
 5,000,000           -   5,000,000     1.28% due 09/21/2004                             4,985,422             -       4,985,422
                                    CDC Commercial
10,700,000           -  10,700,000     1.085% due 08/04/2004                           10,689,035             -      10,689,035
   700,000           -     700,000     1.26% due 09/22/2004                               697,967             -         697,967
                                    General Electric Capital Corp.
   500,000           -     500,000     1.06% due 07/09/2004                               499,882             -         499,882
 3,900,000           -   3,900,000     1.06% due 07/12/2004                             3,898,737             -       3,898,737
   500,000           -     500,000     1.11% due 08/13/2004                               499,337             -         499,337
 4,600,000           -   4,600,000     1.14% due 09/03/2004                             4,590,677             -       4,590,677
 2,000,000           -   2,000,000     1.30% due 09/08/2004                             1,995,017             -       1,995,017
                                    HBOS Treasury Services plc
   600,000           -     600,000     1.13% due 09/01/2004                               598,832             -         598,832
                                    Nestle Capital Corp.
 3,800,000           -   3,800,000     1.24% due 09/14/2004                             3,790,183             -       3,790,183
                                    Total Fina Elf Capital Corp.
   600,000           -     600,000     1.42% due 07/01/2004                               600,000             -         600,000
                                    UBS Finance Delaware LLC
 1,100,000           -   1,100,000     1.07% due 07/15/2004                             1,099,542             -       1,099,542
                                                                                     ------------  ------------  --------------
                                                                                       38,536,437             -      38,536,437
                                                                                     ============  ============  ==============
                                    TOTAL COMMERCIAL PAPER                           $ 81,054,876             -  $   81,054,876
                                                                                     ============  ============  ==============
                                    (Cost $81,054,876)

       JFD                          SHORT TERM INVESTMENTS - 23.22%
                                    Federal Home Loan Bank - Disc. Notes
   400,000           -     400,000     1.17% due 07/16/2004                               399,805             -         399,805
 1,700,000           -   1,700,000     1.25% due 09/01/2004                             1,696,340             -       1,696,340
 1,600,000           -   1,600,000     1.41% due 09/15/2004                             1,595,237             -       1,595,237
                                    Federal Home Loan Mortgage Corp. - Disc.
                                    Notes
 1,500,000           -   1,500,000     1.01% due 07/15/2004                             1,499,411             -       1,499,411
 2,800,000           -   2,800,000     1.055% due 08/03/2004                            2,797,292             -       2,797,292
 5,900,000           -   5,900,000     1.175% due 08/24/2004                            5,889,601             -       5,889,601
 3,900,000           -   3,900,000     1.12% due 08/10/2004                             3,895,147             -       3,895,147
   500,000           -     500,000     1.20% due 08/09/2004                               499,350             -         499,350
 3,000,000           -   3,000,000     1.20% due 09/08/2004                             2,993,100             -       2,993,100
 3,800,000           -   3,800,000     1.56% due 10/20/2004                             3,781,722             -       3,781,722
                                    Federal National Mortgage Assoc. - Disc.
                                    Notes
 4,000,000           -   4,000,000     1.01% due 07/20/2004                             3,997,868             -       3,997,868
 3,900,000           -   3,900,000     1.055% due 08/04/2004                            3,896,114             -       3,896,114
 4,300,000           -   4,300,000     1.06% due 07/21/2004                             4,297,468             -       4,297,468
18,200,000           -  18,200,000     1.105% due 09/01/2004                           18,162,188             -      18,162,188
 3,100,000           -   3,100,000     1.185% due 08/25/2004                            3,094,388             -       3,094,388
10,300,000           -  10,300,000     1.20% due 09/08/2004                            10,272,164             -      10,272,164
 2,200,000           -   2,200,000     1.435% due 09/22/2004                            2,192,721             -       2,192,721
 3,200,000           -   3,200,000     1.53% due 10/18/2004                             3,185,176             -       3,185,176
                                    Investments in Joint Trading Account (JH)
53,897,000           -  53,897,000     1.344% due 07/01/2004 (Cost $53,897,000)        53,897,000             -      53,897,000
                                    State Street Navigator Securities
97,537,714 101,269,955 198,807,669     Lending Prime Portfolio (c)                     97,537,714   101,269,955     198,807,669
                                                                                     ============  ============  ==============
                                    TOTAL SHORT TERM INVESTMENTS
                                     (Cost $326,849,761)                             $225,579,806  $101,269,955  $  326,849,761
                                                                                     ============  ============  ==============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                      ACTIVE
  ACTIVE   DIVERSIFIED   ACTIVE                                                          ACTIVE      DIVERSIFIED    BOND TRUST
   BOND       BOND      BOND TRUST                                                        BOND           BOND        PROFORMA
   FUND       TRUST      PROFORMA                                                         FUND          TRUST        COMBINED
---------- ----------- -----------  ------------------------------------------       --------------- ------------  -------------
                                    REPURCHASE AGREEMENTS - 2.76%
                                    Repurchase Agreement with State Street
                                     Corp. dated 06/30/2004 at 0.35% to be
                                     repurchased at $38,843,378 on 07/01/2004,
                                     collateralized by $29,720,000 U.S. Treasury
                                     Bonds, 8.125% due 08/15/2019 (valued
         -  38,843,000  38,843,000   at $39,621,812, including interest). ***                     -    38,843,000      38,843,000
                                                                                     ==============  ============  ==============
                                    TOTAL REPURCHASE AGREEMENTS  (Cost $38,843,000)  $            -  $ 38,843,000  $   38,843,000
                                                                                     ==============  ============  ==============
                                    TOTAL INVESTMENTS (COST $1,727,717,741) -        $1,210,653,000  $514,617,274  $1,725,270,274

                                    LIABILITIES IN EXCESS OF OTHER ASSETS -
                                    (22.58)%                                           (199,521,000) (118,153,548)   (317,891,720)++
                                                                                     ==============  ============  ==============
                                    TOTAL NET ASSETS - 100.00%                       $1,011,132,000  $396,463,726  $1,407,378,554
                                                                                     ==============  ============  ==============

Key to Security Abbreviations and Legend

ADR       American Depository Receipts
REIT      Real Estate Investment Trust

Key to Currency Abbreviations

CAD       Canadian Dollar
DKK       Danish Krone
EUR       European Currency
GBP       British Pound
ITL       Intalian Lira
JPY       Japanese Yen
SEK       Sweedish Krona

*     Non-Income Producing

(a)   All or a portion of this security was out on loan

(b)   Floating Rate Note

(c)   Investment is an affiliate of the Trust's subadvisor or custodian bank

**    Purchased on a forward commitment

*** At June 30, 2004 a portion of this security was pledged to cover forward commitments purchased

++ Includes an adjustment to reflect one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $189,768 and $27,404 in Active Bond and Diversified Bond, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the John Hancock Variable Series Trust Active Bond Fund ("JHVST Active Bond") one of twenty-three investment funds offered by the John Hancock Variable Series Trust (the JHVST) and the John Hancock Trust Diversified Bond Trust ("JHT Diversified Bond"), one of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of JHVST Active Bond and JHT Diversified Bond in exchange for shares of the John Hancock Trust Active Bond Trust ("JHT Active Bond"), a new acquiring portfolio that has been organized in connection with the reorganization. Under generally accepted accounting principles in the United States of America ("GAAP"), JHT Active Bond will carry over the financial statements of JHVST Active Bond, which will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of JHVST Active Bond and JHT Diversified Bond incorporated by reference in the Statement of Additional Information.

As of June 30, 2004, all of the securities held by JHVST Active Bond and JHT Diversified Bond would comply with the compliance guidelines and/or investment restrictions of JHT Active Bond.

Series I, II and III shares of JHT Diversified Bond are presently offered only to: Separate Accounts A, H,I, L, M, N and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of JHVST Active Bond are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one - time proxy, legal and other expenses of the reorganization. These estimated expenses are $27,404 and $189,768 in JHT Diversified Bond and JHVST Active Bond, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares issued in the reorganization.

      (C) Adjustment to reflect the reduction in net assets due to the estimated expenses of the reorganization.

      (D) Adjustment to reflect the increase in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization.

      (F) Adjustment to reflect the change in 12b-1 distribution fees upon reorganization.

      (G) Adjustment to reflect the reduction in expense and elimination of duplicate expenses upon reorganization.

      (H) Adjustment to reflect the elimination of the commission recapture reduction upon reorganization.

The advisory fees and 12b-1 distribution fees reflect an increase in advisory fees of 0.10% and an accompanying decrease in 12b-1 distribution fees of 0.10% upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK VARIABLE SERIES TRUST I - EARNINGS GROWTH FUND
JOHN HANCOCK TRUST - LARGE CAP GROWTH TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                                  LARGE CAP
                                                                   EARNINGS        LARGE CAP                     GROWTH TRUST
                                                                    GROWTH          GROWTH        PRO FORMA        PRO FORMA
                                                                     FUND            TRUST       ADJUSTMENTS       COMBINED
                                                                 -------------   -------------   -----------    --------------
ASSETS
Investments in securities, at value                              $ 191,162,147   $ 487,137,117                  $  678,299,264
      Securities on loan, at value                                   7,814,627      26,613,491                      34,428,118
      Repurchase agreements, at value                                        -      10,571,000                      10,571,000
                                                                 -------------   -------------                  --------------
      TOTAL INVESTMENTS IN SECURITIES, AT VALUE (See
      accompanying portfolio of investments)                       198,976,774     524,321,608                     723,298,382
Cash                                                                         -             519                             519
Foreign Currency                                                             -           4,550                           4,550
Receivables:
      Investments sold                                               3,486,204         584,160                       4,070,364
      Fund shares sold                                                       -          25,240                          25,240
      Dividends and interest                                           155,095         329,390                         484,485
      Foreign tax withholding reclaims                                       -             366                             366
Other assets                                                                 -           9,870                           9,870
                                                                 -------------   -------------                  --------------
      TOTAL ASSETS                                                 202,618,073     525,275,703                     727,893,776
                                                                 -------------   -------------                  --------------

LIABILITIES
Payables:
      Investments purchased                                          1,757,057         189,159                       1,946,216
      Fund shares redeemed                                                   -         714,372                         714,372
      Other payables and accrued expenses                               12,209          56,050   $    36,228 A         104,487
      Collateral for securities lending                              7,814,627      27,322,057                      35,136,684
      Other Liabilities                                                  1,000               -                           1,000
                                                                 -------------   -------------                  --------------
      TOTAL LIABILITIES                                              9,584,894      28,281,638                      37,902,760
                                                                 -------------   -------------                  --------------
NET ASSETS                                                       $ 193,033,180   $ 496,994,065                  $  689,991,017
                                                                 =============   =============                  ==============

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                       $       2,000   $     504,195  ($    36,228)A  $      469,967
Accumulated undistributed net realized gain (loss) on
      investments, futures, foreign currency and forward
      foreign currency contracts                                  (312,131,000)   (219,101,846)                   (531,232,846)
Unrealized appreciation (depreciation) on:
      Investments                                                   27,743,967      56,895,907                      84,639,874
      Foreign currency and forward foreign currency contracts                -             (47)                            (47)
Capital shares at par value of $.01                                          -         512,581       199,004 B         711,585
Additional paid-in capital                                         477,418,213     658,183,275      (199,004)B   1,135,402,484
                                                                 -------------   -------------  ------------    --------------
NET ASSETS                                                       $ 193,033,180   $ 496,994,065                  $  689,991,017
                                                                 =============   =============                  ==============
Investments in securities, including repurchase agreements and
      securities on loan, at identified cost                     $ 171,232,807   $ 467,425,701                  $  638,658,508
                                                                 -------------   -------------                  --------------
Foreign currency, at identified cost                                         -   $       4,610                  $        4,610
                                                                 =============   =============                  ==============

NET ASSET VALUES:

NAV SHARES:
Net Assets at value                                              $ 193,033,180               -       (10,134)C  $  193,023,046
                                                                 =============   =============                  ==============
Shares Outstanding                                                  23,256,687               -    (3,356,359)D      19,900,328
                                                                 -------------   -------------  ------------    --------------
Net asset value, offering and redemption price per share         $        8.30               -                  $         9.70
                                                                 =============   =============                  ==============

SERIES I SHARES:
Net Assets at value                                                          -   $ 399,852,551       (21,002)C  $  399,831,549
                                                                 =============   =============                  ==============
Shares Outstanding                                                           -      41,214,790             -        41,214,790
                                                                 -------------   -------------  ------------    --------------
Net asset value, offering and redemption price per share                     -   $        9.70                  $         9.70
                                                                 =============   =============                  ==============

SERIES II SHARES:
Net Assets at value                                                          -   $  97,141,514        (5,092)C  $   97,136,422
                                                                 =============   =============                  ==============
Shares Outstanding                                                           -      10,043,341             -        10,043,341
                                                                 -------------   -------------  ------------    --------------
Net asset value, offering and redemption price per share                     -   $        9.67                  $         9.67
                                                                 =============   =============                  ==============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EARNINGS GROWTH FUND
JOHN HANCOCK TRUST - LARGE CAP GROWTH TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                                  LARGE CAP
                                                                   EARNINGS        LARGE CAP                     GROWTH TRUST
                                                                    GROWTH          GROWTH        PRO FORMA        PRO FORMA
                                                                     FUND            TRUST       ADJUSTMENTS       COMBINED
                                                                 -------------   -------------   -----------    --------------
Investment Income:
      Interest                                                   $      52,093   $      48,926                  $      101,019
      Dividends                                                      2,275,215       5,952,301                       8,227,516
      Securities lending                                                43,636          28,429                          72,065
      Less: Foreign taxes withheld                                        (602)        (25,132)                        (25,734)
                                                                 -------------   -------------                  --------------
      Total income                                                   2,370,342       6,004,524                  $    8,374,866
                                                                 -------------   -------------                  --------------

Expenses:
      Investment adviser fee                                         1,798,305       3,655,205       448,980 E       5,902,490
      Distribution fee for Series I                                          -         607,145      (402,227)F         204,918
      Distribution fee for Series II                                         -         289,089       (60,559)F         228,530
      Custodian fee                                                     74,415         169,481       (74,415)G         169,481
      Fund administration fees                                               -          54,589                          54,589
      Printing and postage fees                                         72,657          35,181                         107,838
      Audit and legal fees                                              47,347          27,154       (29,000)G          45,501
      Registration and filing fees                                           -           6,999                           6,999
      Trustees fees and expenses                                         5,999           7,521                          13,520
      Miscellaneous                                                      7,606          13,840                          21,446
                                                                 -------------   -------------   -----------    --------------
      Expenses before reductions by investment adviser               2,006,329       4,866,204      (117,221)        6,755,312
      Less reductions of expenses by investment adviser                (41,846)                       41,846 H               -
      Less custodian expense reduction offset by commission
      recapture arrangement                                             (8,017)              -         8,017 I               -
                                                                 -------------   -------------   -----------    --------------
      Total expenses                                                 1,956,466       4,866,204       (67,358)        6,755,312
                                                                 -------------   -------------   -----------    --------------
Net investment income (loss)                                           413,876       1,138,320                       1,619,554
                                                                 -------------   -------------                  --------------

Realized and unrealized gain (loss) on investments, foreign
      currency and forward foreign currency contracts:
Net realized gain (loss) on:
      Investment transactions                                        9,172,413      24,917,805                      34,090,218
      Foreign currency and forward foreign currency contracts                -          11,992                          11,992
Change in unrealized appreciation (depreciation) on:
      Investments                                                   16,030,861      49,051,922                      65,082,783
      Translation of foreign currency and forward foreign
      currency contracts                                                     -            (867)                           (867)
                                                                 -------------   -------------                  --------------
      Net gain (loss) on investments, foreign currency and
      forward foreign currency contracts                            25,203,274      73,980,852                      99,184,126
                                                                 -------------   -------------                  --------------
Net increase (decrease) in net assets resulting from operations  $  25,617,150   $  75,119,172                  $  100,803,680
                                                                 =============   =============                  ==============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EARNINGS GROWTH FUND
JOHN HANCOCK TRUST - LARGE CAP GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  EARNINGS      LARGE CAP    PROFORMA                                                      EARNINGS      LARGE CAP       PROFORMA
GROWTH FUND   GROWTH TRUST   COMBINED                                                     GROWTH FUND   GROWTH TRUST     COMBINED
-----------   ------------   --------                                                     -----------   ------------   ------------
      SHARES OR PRINCIPAL AMOUNT                      SECURITY DESCRIPTION                                VALUE
      --------------------------                      --------------------                                -----
                                        COMMON STOCKS - 98.09%
                                        ADVERTISING - 0.11%
      9,700              -      9,700   Omnicom Group, Inc.                               $   736,133              -   $    736,133
                                                                                          -----------   ------------   ------------

                                        AEROSPACE - 1.42%
     26,900         57,500     84,400   Boeing Company                                      1,374,321      2,937,675      4,311,996
          -        149,600    149,600   Honeywell International, Inc.                               -      5,479,848      5,479,848
                                                                                          -----------   ------------   ------------
                                                                                            1,374,321      8,417,523      9,791,844
                                        AGRICULTURE - 0.65%
          -        117,100    117,100   Monsanto Company                                            -      4,508,350      4,508,350
                                                                                          -----------   ------------   ------------

                                        AIR FREIGHT & COURIERS - 0.29%
     26,300              -     26,300   United Parcel Service, Inc., Class B                1,976,971              -      1,976,971
                                                                                          -----------   ------------   ------------

                                        AIR TRAVEL - 0.34%
          -        138,600    138,600   Southwest Airlines Company                                  -      2,324,322      2,324,322
                                                                                          -----------   ------------   ------------

                                        APPAREL & TEXTILES - 1.10%
     19,600         46,600     66,200   NIKE, Inc., Class B                                 1,484,700      3,529,950      5,014,650
          -         75,600     75,600   Polo Ralph Lauren Corp., Class A (a)                        -      2,604,420      2,604,420
                                                                                          -----------   ------------   ------------
                                                                                            1,484,700      6,134,370      7,619,070
                                        AUTO PARTS - 0.05%
      8,500              -      8,500   Gentex Corp.                                          337,280              -        337,280
                                                                                          -----------   ------------   ------------
                                        BANKING - 2.96%
     10,500         54,900     65,400   Bank of America Corp.                                 888,510      4,645,638      5,534,148
          -        119,900    119,900   Bank of New York Company, Inc.                              -      3,534,652      3,534,652
     12,000        140,800    152,800   Bank One Corp.                                        612,000      7,180,800      7,792,800
      5,800              -      5,800   Silicon Valley Bancshares *                           229,970              -        229,970
          -         58,500     58,500   Wells Fargo & Company                                       -      3,347,955      3,347,955
                                                                                          -----------   ------------   ------------
                                                                                            1,730,480     18,709,045     20,439,525
                                        BIOTECHNOLOGY - 2.26%
     16,100              -     16,100   Amgen, Inc.                                           878,577              -        878,577
     10,800              -     10,800   Biogen IDEC, Inc.                                     683,100              -        683,100
      7,000         58,200     65,200   Cephalon, Inc. * (a)                                  378,000      3,142,800      3,520,800
     32,200              -     32,200   Genetech, Inc.                                      1,809,640              -      1,809,640
          -         70,100     70,100   Genzyme Corp. *                                             -      3,317,833      3,317,833
          -         61,800     61,800   MedImmune, Inc. *                                           -      1,446,120      1,446,120
     22,200        129,400    151,600   Millennium Pharmaceuticals, Inc. *                    306,360      1,785,720      2,092,080
          -         95,900     95,900   Protein Design Labs, Inc. * (a)                             -      1,834,567      1,834,567
                                                                                          -----------   ------------   ------------
                                                                                            4,055,677     11,527,040     15,582,717
                                        BROADCASTING - 1.69%
          -         30,478     30,478   Antena 3 de Television, SA *                                -      1,614,948      1,614,948
          -         53,600     53,600   Belo Corp., Class A                                         -      1,439,160      1,439,160
          -         98,500     98,500   Citadel Broadcasting Corp. * (a)                            -      1,435,145      1,435,145
     18,500         66,600     85,100   Univision Communications, Inc., Class A *             590,705      2,126,538      2,717,243
     20,700        103,651    124,351   Viacom, Inc., Class B                                 739,404      3,702,413      4,441,817
                                                                                          -----------   ------------   ------------
                                                                                            1,330,109     10,318,204     11,648,313
                                        BUILDING MATERIALS & CONSTRUCTION - 0.56%
          -         95,700     95,700   American Standard Companies, Inc.                           -      3,857,667      3,857,667
                                                                                          -----------   ------------   ------------

                                        BUSINESS SERVICES - 1.06%
     14,100              -     14,100   Affiliated Computer Services, Inc., Class A *         746,454              -        746,454
     33,800              -     33,800   Automatic Data Processing, Inc.                     1,415,544              -      1,415,544
     26,000        127,100    153,100   Charles Schwab Corp.                                  249,860      1,221,431      1,471,291
          -         24,100     24,100   DST Systems, Inc. *                                         -      1,158,969      1,158,969
     38,300              -     38,300   First Data Corp.                                    1,705,116              -      1,705,116
     23,400              -     23,400   Paychex, Inc.                                         792,792              -        792,792
                                                                                          -----------   ------------   ------------
                                                                                            4,909,766      2,380,400      7,290,166

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EARNINGS GROWTH FUND
JOHN HANCOCK TRUST - LARGE CAP GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  EARNINGS      LARGE CAP    PROFORMA                                                      EARNINGS      LARGE CAP       PROFORMA
GROWTH FUND   GROWTH TRUST   COMBINED                                                     GROWTH FUND   GROWTH TRUST     COMBINED
-----------   ------------   --------                                                     -----------   ------------   ------------
      SHARES OR PRINCIPAL AMOUNT                      SECURITY DESCRIPTION                                VALUE
      --------------------------                      --------------------                                -----
                                        CABLE AND TELEVISION - 2.84%
          -         35,175     35,175   British Sky Broadcasting Group PLC-ADR                      -      1,600,814      1,600,814
     21,500              -     21,500   Clear Channel Communications, Inc.                    794,425              -        794,425
     35,700         67,900    103,600   Comcast Corp.-Special Class A *                     1,000,671      1,874,719      2,875,390
      5,025              -      5,025   EchoStar Communications Corp., Class A *              154,518              -        154,518
     25,800              -     25,800   Fox Entertainment Group, Inc., Class A                688,860              -        688,860
    129,651        636,300    765,951   Time Warner, Inc. *                                 2,279,265     11,186,154     13,465,419
                                                                                          -----------   ------------   ------------
                                                                                            4,917,739     14,661,687     19,579,426
                                        CELLULAR COMMUNICATIONS - 1.37%
          -        166,600    166,600   Motorola, Inc.                                              -      3,040,450      3,040,450
     31,000        128,900    159,900   Nextel Communications, Inc., Class A *                826,460      3,436,474      4,262,934
          -        136,400    136,400   Nextel Partners, Inc., Class A * (a)                        -      2,171,488      2,171,488
                                                                                          -----------   ------------   ------------
                                                                                              826,460      8,648,412      9,474,872
                                        CHEMICALS - 0.09%
     15,300              -     15,300   Praxair, Inc.                                         610,623              -        610,623
                                                                                          -----------   ------------   ------------

                                        COLLEGES & UNIVERSITIES - 0.05%
      8,200              -      8,200   Career  Education Corp.                               373,592              -        373,592
                                                                                          -----------   ------------   ------------

                                        COMMERCIAL SERVICES & SUPPLIES - 0.27%
      6,400              -      6,400   Avery Dennison Corp.                                  409,664              -        409,664
     13,900              -     13,900   Herman Miller, Inc.                                   402,266              -        402,266
     33,200              -     33,200   Waste Management, Inc.                              1,017,580              -      1,017,580
                                                                                          -----------   ------------   ------------
                                                                                            1,829,510              -      1,829,510
                                        COMPUTERS & BUSINESS EQUIPMENT - 4.30%
          -        131,900    131,900   Apple Computer, Inc. *                                      -      4,292,026      4,292,026
     82,600        273,300    355,900   Dell, Inc. *                                        2,958,732      9,789,606     12,748,338
    114,100        289,100    403,200   EMC Corp. *                                         1,300,740      3,295,740      4,596,480
     29,500         48,000     77,500   International Business Machines Corp.               2,600,425      4,231,200      6,831,625
          -         41,400     41,400   Storage Technology Corp. *                                  -      1,200,600      1,200,600
                                                                                          -----------   ------------   ------------
                                                                                            6,859,897     22,809,172     29,669,069
                                        CONSTRUCTION & MINING EQUIPMENT - 0.28%
     18,900         60,600     79,500   Rowan Companies, Inc. *                               459,837      1,474,398      1,934,235
                                                                                          -----------   ------------   ------------

                                        CONSTRUCTION MATERIALS - 0.26%
          -         43,300     43,300   Sherwin-Williams Company                                    -      1,799,115      1,799,115
                                                                                          -----------   ------------   ------------

                                        COSMETICS & TOILETRIES - 4.06%
          -        108,300    108,300   Alberto Culver Company, Class B                             -      5,430,162      5,430,162
     35,660              -     35,660   Avon Products, Inc.                                 1,645,352              -      1,645,352
     23,500         36,700     60,200   Colgate-Palmolive Company                           1,373,575      2,145,115      3,518,690
    102,900        119,900    222,800   The Gillette Company                                4,362,960      5,083,760      9,446,720
     73,800         72,400    146,200   The Procter & Gamble Company                        4,017,672      3,941,456      7,959,128
                                                                                          -----------   ------------   ------------
                                                                                           11,399,559     16,600,493     28,000,052
                                        CRUDE PETROLEUM & NATURAL GAS - 1.02%
          -         52,900     52,900   ChevronTexaco Corp.                                         -      4,978,419      4,978,419
          -         69,625     69,625   XTO Energy, Inc.                                            -      2,074,129      2,074,129
                                                                                          -----------   ------------   ------------
                                                                                                    -      7,052,548      7,052,548
                                        ELECTRICAL EQUIPMENT - 3.02%
      6,200              -      6,200   Amphenol Corp., Class A                               206,584              -        206,584
    177,800        436,700    614,500   General Electric Company                            5,760,720     14,149,080     19,909,800
     13,200          9,800     23,000   Molex, Inc.                                           423,456        314,384        737,840
                                                                                          -----------   ------------   ------------
                                                                                            6,390,760     14,463,464     20,854,224
                                        ELECTRONICS - 1.28%
          -         46,200     46,200   Garmin, Ltd.                                                -      1,711,248      1,711,248
          -        316,000    316,000   Solectron Corp. *                                           -      2,044,520      2,044,520
     16,500         72,900     89,400   Thermo Electron Corp. *                               507,210      2,240,946      2,748,156
          -        309,000    309,000   Toshiba Corp. *                                             -      1,240,578      1,240,578
          -         59,700     59,700   Vishay Intertechnology, Inc. * (a)                          -      1,109,226      1,109,226
                                                                                          -----------   ------------   ------------
                                                                                              507,210      8,346,518      8,853,728

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EARNINGS GROWTH FUND
JOHN HANCOCK TRUST - LARGE CAP GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  EARNINGS      LARGE CAP    PROFORMA                                                      EARNINGS      LARGE CAP       PROFORMA
GROWTH FUND   GROWTH TRUST   COMBINED                                                     GROWTH FUND   GROWTH TRUST     COMBINED
-----------   ------------   --------                                                     -----------   ------------   ------------
      SHARES OR PRINCIPAL AMOUNT                      SECURITY DESCRIPTION                                VALUE
      --------------------------                      --------------------                                -----
                                        FINANCIAL SERVICES - 4.40%
          -         86,900     86,900   Ameritrade Holding Corp. * (a)                              -        986,315        986,315
     28,403        172,866    201,269   Citigroup, Inc.                                     1,320,740      8,038,269      9,359,009
          -         26,863     26,863   Deutsche Boerse AG *                                        -      1,366,790      1,366,790
     18,809              -     18,809   Federal National Mortgage Association               1,342,210              -      1,342,210
          -        120,900    120,900   Knight Trading Group, Inc. * (a)                            -      1,211,418      1,211,418
          -         16,700     16,700   Legg Mason, Inc.                                            -      1,519,867      1,519,867
     30,300        134,800    165,100   MBNA Corp.                                            781,437      3,476,492      4,257,929
     14,900        155,700    170,600   Morgan Stanley                                        786,273      8,216,289      9,002,562
          -          6,630      6,630   SFCG Company, Ltd. *                                        -      1,327,880      1,327,880
                                                                                          -----------   ------------   ------------
                                                                                            4,230,660     26,143,320     30,373,980
                                        FOOD & BEVERAGES - 2.95%
     29,000              -     29,000   ConAgra Foods, Inc.                                   785,320              -        785,320
     14,800              -     14,800   Hershey Foods Corp.                                   684,796              -        684,796
     16,100         77,000     93,100   Kellogg Company                                       673,785      3,222,450      3,896,235
     42,500         60,100    102,600   PepsiCo, Inc.                                       2,289,900      3,238,188      5,528,088
     55,200        114,000    169,200   The Coca-Cola Company                               2,786,496      5,754,720      8,541,216
     19,400              -     19,400   The J.M. Smucker Company                              890,654              -        890,654
                                                                                          -----------   ------------   ------------
                                                                                            8,110,951     12,215,358     20,326,309
                                        HEALTHCARE PRODUCTS - 4.41%
      7,200              -      7,200   Alcon, Inc.                                           566,280              -        566,280
      3,400              -      3,400   Bausch & Lomb, Inc.                                   221,238              -        221,238
     34,800         83,700    118,500   Baxter International, Inc.                          1,200,948      2,888,487      4,089,435
     14,500              -     14,500   Becton, Dickinson & Company                           751,100              -        751,100
     15,700         76,700     92,400   Boston Scientific Corp.                               671,960      3,282,760      3,954,720
     78,100         90,100    168,200   Johnson & Johnson                                   4,350,170      5,018,570      9,368,740
     54,980        101,400    156,380   Medtronic, Inc.                                     2,678,626      4,940,208      7,618,834
      6,200              -      6,200   St. Jude Medical, Inc. *                              469,030              -        469,030
          -         62,000     62,000   Stryker Corp.                                               -      3,410,000      3,410,000
                                                                                          -----------   ------------   ------------
                                                                                           10,909,352     19,540,025     30,449,377
                                        HEALTHCARE SERVICES - 0.94%
     19,647              -     19,647   Cardinal Health, Inc.                               1,376,272              -      1,376,272
     12,700              -     12,700   McKesson Corp.                                        435,991              -        435,991
      5,800              -      5,800   Quest Diagnostics, Inc.                               492,710              -        492,710
     36,980         29,800     66,780   UnitedHealth Group, Inc.                            2,302,005      1,855,050      4,157,055
          -            300        300   Wellcare Health Plans, Inc. *                               -          5,100          5,100
                                                                                          -----------   ------------   ------------
                                                                                            4,606,978      1,860,150      6,467,128
                                        HOTELS & RESTAURANTS - 0.29%
          -        290,365    290,365   Hilton Group PLC *                                          -      1,452,873      1,452,873
     21,600              -     21,600   McDonald's Corp.                                      561,600              -        561,600
                                                                                          -----------   ------------   ------------
                                                                                              561,600      1,452,873      2,014,473

                                        HOUSEHOLD DURABLES - 0.09%
     22,700              -     22,700   Leggett & Platt, Inc.                                 606,317              -        606,317
                                                                                          -----------   ------------   ------------

                                        HOUSEHOLD PRODUCTS - 0.16%
     20,400              -     20,400   The Clorox Company                                  1,097,112              -      1,097,112
                                                                                          -----------   ------------   ------------
                                        INDUSTRIAL MACHINERY - 1.82%
          -         91,400     91,400   Caterpillar, Inc.                                           -      7,260,816      7,260,816
          -         89,875     89,875   Graco, Inc.                                                 -      2,790,619      2,790,619
     10,500              -     10,500   Parker-Hannifin Corp.                                 624,330              -        624,330
          -         33,200     33,200   W.W. Grainger, Inc.                                         -      1,909,000      1,909,000
                                                                                          -----------   ------------   ------------
                                                                                              624,330     11,960,435     12,584,765
                                        INSURANCE - 2.93%
     25,170              -     25,170   AFLAC, Inc.                                         1,027,189              -      1,027,189
      7,700         24,500     32,200   Ambac Financial Group, Inc.                           565,488      1,799,280      2,364,768
     49,000        163,856    212,856   American International Group, Inc.                  3,492,720     11,679,656     15,172,376
          -         23,900     23,900   Hartford Financial Services Group, Inc.                     -      1,642,886      1,642,886
                                                                                          -----------   ------------   ------------
                                                                                            5,085,397     15,121,822     20,207,219
                                        INTERNATIONAL OIL - 0.49%
     45,800         28,900     74,700   Nabors Industries, Ltd. *                           2,071,076      1,306,858      3,377,934
                                                                                          -----------   ------------   ------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EARNINGS GROWTH FUND
JOHN HANCOCK TRUST - LARGE CAP GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  EARNINGS      LARGE CAP    PROFORMA                                                      EARNINGS      LARGE CAP       PROFORMA
GROWTH FUND   GROWTH TRUST   COMBINED                                                     GROWTH FUND   GROWTH TRUST     COMBINED
-----------   ------------   --------                                                     -----------   ------------   ------------
      SHARES OR PRINCIPAL AMOUNT                      SECURITY DESCRIPTION                                VALUE
      --------------------------                      --------------------                                -----
                                        INTERNET CONTENT - 1.55%
          -        189,112    189,112   CNET Networks, Inc. * (a)                                   -      2,093,470      2,093,470
     34,600        201,700    236,300   Yahoo!, Inc.                                        1,257,018      7,327,761      8,584,779
                                                                                          -----------   ------------   ------------
                                                                                            1,257,018      9,421,231     10,678,249
                                        INTERNET RETAIL - 1.04%
     30,010         41,400     71,410   Amazon.com, Inc. *                                  1,632,544      2,252,160      3,884,704
      9,800         26,100     35,900   eBay, Inc.                                            901,110      2,399,895      3,301,005
                                                                                          -----------   ------------   ------------
                                                                                            2,533,654      4,652,055      7,185,709
                                        INTERNET SOFTWARE - 3.06%
    243,115        559,480    802,595   Cisco Systems, Inc. *                               5,761,825     13,259,676     19,021,501
          -         84,500     84,500   Juniper Networks, Inc. * (a)                                -      2,076,165      2,076,165
                                                                                          -----------   ------------   ------------
                                                                                            5,761,825     15,335,841     21,097,666
                                        LEISURE TIME - 2.12%
          -         29,300     29,300   Pixar, Inc. * (a)                                           -      2,036,643      2,036,643
          -        340,400    340,400   Rank Group PLC *                                            -      1,851,335      1,851,335
     51,400        294,857    346,257   The Walt Disney Company                             1,310,186      7,515,905      8,826,091
          -         68,600     68,600   Vivendi Universal, ADR * (a)                                -      1,913,940      1,913,940
                                                                                          -----------   ------------   ------------
                                                                                            1,310,186     13,317,823     14,628,009
                                        LIFE SCIENCES - 0.06%
      8,400              -      8,400   Waters Corp. *                                        401,352              -        401,352
                                                                                          -----------   ------------   ------------

                                        MANUFACTURING - 3.01%
     38,600         60,300     98,900   3M Company                                          3,474,386      5,427,603      8,901,989
     23,800              -     23,800   Danaher Corp.                                       1,234,030              -      1,234,030
      9,800              -      9,800   Dover Corp.                                           412,580              -        412,580
     37,700        270,400    308,100   Tyco International, Ltd.                            1,249,378      8,961,056     10,210,434
                                                                                          -----------   ------------   ------------
                                                                                            6,370,374     14,388,659     20,759,033
                                        MEDICAL - HOSPITALS - 0.09%
     28,800              -     28,800   Health Management Assoc., Inc., Class A               645,696              -        645,696
                                                                                          -----------   ------------   ------------

                                        METAL & METAL PRODUCTS - 0.32%
      4,300         36,700     41,000   Precision Castparts Corp.                             235,167      2,007,123      2,242,290
                                                                                          -----------   ------------   ------------

                                        MINING - 0.21%
          -         38,100     38,100   Newmont Mining Corp.                                        -      1,476,756      1,476,756
                                                                                          -----------   ------------   ------------

                                        NEWSPAPERS - 0.04%
          -          6,300      6,300   Dow Jones & Company, Inc.                                   -        284,130        284,130
                                                                                          -----------   ------------   ------------

                                        PETROLEUM SERVICES - 3.62%
     54,800         34,100     88,900   Baker Hughes, Inc.                                  2,063,220      1,283,865      3,347,085
     36,900              -     36,900   BJ Services Co.                                     1,691,496              -      1,691,496
     18,400        164,500    182,900   Exxon Mobil Corp.                                     817,144      7,305,445      8,122,589
     28,100         99,400    127,500   Schlumberger, Ltd.                                  1,784,631      6,312,894      8,097,525
     12,100              -     12,100   Transocean Sedco Forex, Inc.                          350,174              -        350,174
          -         40,100     40,100   Valero Energy Corp.                                         -      2,957,776      2,957,776
      9,600              -      9,600   Weatherford Bermuda                                   431,808              -        431,808
                                                                                          -----------   ------------   ------------
                                                                                            7,138,473     17,859,980     24,998,453
                                        PHARMACEUTICALS - 10.91%
     59,900              -     59,900   Abbott Laboratories                                 2,441,524              -      2,441,524
     10,000         42,500     52,500   Allergan, Inc.                                        895,200      3,804,600      4,699,800
          -         86,900     86,900   AstraZeneca PLC, ADR                                        -      3,966,116      3,966,116
          -        119,100    119,100   Bristol-Myers Squibb Company                                -      2,917,950      2,917,950
     13,925         80,800     94,725   Eli Lilly & Company                                   973,496      5,648,728      6,622,224
     13,230         55,700     68,930   Forest Laboratories, Inc. *                           749,215      3,154,291      3,903,506
          -         33,300     33,300   Gilead Sciences, Inc. *                                     -      2,231,100      2,231,100
          -         38,600     38,600   Medicis Pharmaceutical Corp., Class A (a)                   -      1,542,070      1,542,070
    102,500        190,000    292,500   Merck & Company, Inc.                               4,868,750      9,025,000     13,893,750
    302,124        394,722    696,846   Pfizer, Inc.                                       10,356,811     13,531,070     23,887,881
          -         43,921     43,921   Roche Holdings AG-Genusschein *                             -      4,350,351      4,350,351
    136,300              -    136,300   Schering-Plough Corp.                               2,518,824              -      2,518,824
     63,900              -     63,900   Wyeth                                               2,310,624              -      2,310,624
                                                                                          -----------   ------------   ------------
                                                                                           25,114,444     50,171,276     75,285,720

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EARNINGS GROWTH FUND
JOHN HANCOCK TRUST - LARGE CAP GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  EARNINGS      LARGE CAP    PROFORMA                                                      EARNINGS      LARGE CAP       PROFORMA
GROWTH FUND   GROWTH TRUST   COMBINED                                                     GROWTH FUND   GROWTH TRUST     COMBINED
-----------   ------------   --------                                                    ------------   ------------   ------------
      SHARES OR PRINCIPAL AMOUNT                      SECURITY DESCRIPTION                                VALUE
      --------------------------                      --------------------                                -----
                                        PHOTOGRAPHY - 0.21%
          -        107,000    107,000   Konica Minolta Holdings, Inc. *                             -      1,473,702      1,473,702
                                                                                         ------------   ------------   ------------

                                        PUBLISHING - 0.75%
          -         34,200     34,200   News Corp., Ltd., ADR (a)                                   -      1,211,364      1,211,364
          -         86,800     86,800   Tribune Company                                             -      3,952,872      3,952,872
                                                                                         ------------   ------------   ------------
                                                                                                    -      5,164,236      5,164,236
                                        RETAIL GROCERY - 0.72%
     35,200        131,800    167,000   Safeway, Inc. *                                       891,968      3,339,812      4,231,780
     19,600              -     19,600   Sysco Corp.                                           703,052              -        703,052
                                                                                         ------------   ------------   ------------
                                                                                            1,595,020      3,339,812      4,934,832
                                        RETAIL TRADE - 4.56%
     50,600              -     50,600   Big Lots, Inc. *                                      731,676              -        731,676
     65,700        172,700    238,400   Home Depot, Inc.                                    2,312,640      6,079,040      8,391,680
     17,600              -     17,600   J.C. Penney Company, Inc.                             664,576              -        664,576
     13,600              -     13,600   Lowe's Companies, Inc.                                714,680              -        714,680
     11,000              -     11,000   Sherwin-Williams Co.                                  457,050              -        457,050
     21,200              -     21,200   Staples, Inc.                                         621,372              -        621,372
     47,000        156,000    203,000   The Gap, Inc.                                       1,139,750      3,783,000      4,922,750
     38,700              -     38,700   Walgreen Co.                                        1,401,327              -      1,401,327
     75,000        182,000    257,000   Wal-Mart Stores, Inc.                               3,957,000      9,602,320     13,559,320
                                                                                         ------------   ------------   ------------
                                                                                           12,000,071     19,464,360     31,464,431
                                        SEMICONDUCTORS - 6.59%
     47,600         94,400    142,000   Altera Corp. *                                      1,057,672      2,097,568      3,155,240
     52,000        113,000    165,000   Analog Devices, Inc.                                2,448,160      5,320,040      7,768,200
     76,095         93,600    169,695   Applied Materials, Inc. *                           1,492,984      1,836,432      3,329,416
    183,300        375,400    558,700   Intel Corp.                                         5,059,080     10,361,040     15,420,120
     16,045         23,200     39,245   KLA-Tencor Corp. *                                    792,302      1,145,616      1,937,918
     13,500              -     13,500   Linear Technology Corp.                               532,845              -        532,845
          -        107,600    107,600   Marvell Technology Group, Ltd.                              -      2,872,920      2,872,920
    121,475        213,300    334,775   Texas Instruments, Inc.                             2,937,265      5,157,594      8,094,859
          -         23,600     23,600   Tokyo Electron, Ltd. *                                      -      1,320,883      1,320,883
     31,900              -     31,900   Xilinx, Inc.                                        1,062,589              -      1,062,589
                                                                                         ------------   ------------   ------------
                                                                                           15,382,897     30,112,093     45,494,990
                                        SOFTWARE - 5.42%
          -         84,200     84,200   Ascential Software Corp. *                                  -      1,346,358      1,346,358
    111,300              -    111,300   BEA Systems, Inc. *                                   914,886              -        914,886
     27,400              -     27,400   Cadence Design Systems, Inc.                          400,862              -        400,862
     21,000              -     21,000   Intuit, Inc. *                                        810,180              -        810,180
    363,210        672,500  1,035,710   Microsoft Corp.                                    10,373,279     19,206,600     29,579,879
     98,400        264,900    363,300   Oracle Corp. *                                      1,173,912      3,160,257      4,334,169
                                                                                         ------------   ------------   ------------
                                                                                           13,673,119     23,713,215     37,386,334
                                        TELECOMMUNICATIONS EQUIPMENT & SERVICES - 1.40%
          -         45,800     45,800   Amdocs, Ltd. *                                              -      1,073,094      1,073,094
          -          6,700      6,700   CIENA Corp. *                                               -         24,924         24,924
          -         51,900     51,900   PT Indonesian Satellite Corp. TBK, ADR (a)                  -      1,100,280      1,100,280
          -         79,300     79,300   PT Telekomunikasi Indonesia, ADR *                          -      1,233,115      1,233,115
     11,000              -     11,000   QUALCOMM, Inc.                                        802,780              -        802,780
     62,500         93,300    155,800   SBC Communications, Inc.                            1,515,625      2,262,525      3,778,150
          -         54,500     54,500   UTStarcom, Inc. * (a)                                       -      1,648,625      1,648,625
                                                                                         ------------   ------------   ------------
                                                                                            2,318,405      7,342,563      9,660,968
                                        TELEPHONE - 1.06%
     64,500              -     64,500   Qwest Communications International, Inc. *            231,555              -        231,555
     54,500        141,500    196,000   Verizon Communications, Inc.                        1,972,355      5,120,885      7,093,240
                                                                                         ------------   ------------   ------------
                                                                                            2,203,910      5,120,885      7,324,795
                                        TOBACCO - 0.20%
     11,600         16,330     27,930   Altria Group, Inc.                                    580,580        817,316      1,397,896
                                                                                         ------------   ------------   ------------

                                        TRAVEL SERVICES - 1.34%
     37,000        142,700    179,700   American Express Company                            1,901,060      7,331,926      9,232,986
-----------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL COMMON STOCKS
                                        (Cost $592,226,324)                              $190,437,647   $486,428,551   $676,866,198
-----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EARNINGS GROWTH FUND
JOHN HANCOCK TRUST - LARGE CAP GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  EARNINGS     LARGE CAP    PROFORMA                                                     EARNINGS      LARGE CAP       PROFORMA
GROWTH FUND  GROWTH TRUST   COMBINED                                                    GROWTH FUND   GROWTH TRUST     COMBINED
-----------  ------------   --------                                                    -----------   ------------   ------------
     SHARES OR PRINCIPAL AMOUNT                       SECURITY DESCRIPTION                                VALUE
     --------------------------                       --------------------                                -----
                                       SHORT TERM INVESTMENTS - 5.20%
                                       State Street Navigator Securities
$ 7,814,627 $ 27,322,057  $35,136,684    Lending Prime Portfolio(C)                        7,814,627    27,322,057     35,136,684
    724,500            -      724,500  Investment in joint trading account
                                         1.344% due 07/01/04                                 724,500             -        724,500
---------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL SHORT TERM INVESTMENTS
                                       (Cost $35,861,184)                               $  8,539,127  $ 27,322,057   $ 35,861,184
---------------------------------------------------------------------------------------------------------------------------------

                                       REPURCHASE AGREEMENTS - 1.53%
          -   10,571,000   10,571,000  Repurchase Agreement with State Street
                                        Corp. dated 06/30/2004 at 0.50% to be
                                        repurchased at $10,571,147 on 07/01/2004,
                                        collateralized by $8,660,000 U.S. Treasury
                                        Bonds, 7.25% due 08/15/2022 (valued
                                        at $10,783,545, including interest).                       -    10,571,000     10,571,000
---------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL REPURCHASE AGREEMENTS
                                       (Cost $10,571,000)                                          -  $ 10,571,000   $ 10,571,000
---------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS (COST $638,658,508) - 104.83%  $198,976,774  $524,321,608   $723,298,382
                                       LIABILITIES IN EXCESS OF OTHER ASSETS - (4.83)%    (5,943,594)  (27,327,543)   (33,307,365)++
                                                                                        ------------  ------------   ------------
                                       TOTAL NET ASSETS - 100.00%                       $193,033,180  $496,994,065   $689,991,017
                                                                                        ============  ============   ============

FOOTNOTES

Percentages are stated as a percent of net assets.

Key to Security Abbreviations and Legend

ADR      American Depository Receipts

*        Non-Income Producing

(a)      All or a portion of this security was out on loan

(c)      Investment is an affiliate of the Trust's custodian bank

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $26,093 and $10,135 in Large Cap Growth and Earnings Growth, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the John Hancock Variable Series Trust Earnings Growth Fund ("JHVST Earnings Growth") one of twenty-three investment funds offered by the John Hancock Variable Series Trust (the JHVST) and the John Hancock Trust Large Cap Growth Trust ("JHT Large Cap Growth"), one of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of the JHVST Earnings Growth in exchange for shares of the JHT Large Cap Growth Trust. Under generally accepted accounting principles in the United States of America ("GAAP"), JHT Large Cap Growth will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of JHVST Earnings Growth and JHT Large Cap Growth incorporated by reference in the Statement of Additional Information.

As of June 30, 2004, all of the securities held by JHVST Earnings Growth would comply with the compliance guidelines and/or investment restrictions of JHT Large Cap Growth.

Series I, II and III shares of JHT Large Cap Growth are presently offered only to: Separate Accounts A, H, I, L, M, N and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of JHVST Earnings Growth are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one - time proxy, legal and other expenses of the reorganization. These estimated expenses are $26,093 and $10,135 in JHT Large Cap Growth and JHVST Earnings Growth, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in the reorganization.

      (C) Adjustment to reflect the reduction in net assets due to estimated expenses of the reorganization.

      (D) Adjustment to reflect the decrease in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization.

      (F) Adjustment to reflect the change in 12b-1 distribution fees upon reorganization.

      (G) Adjustment to reflect the reduction in expense and elimination of duplicate expenses upon reorganization.

      (H)   Adjustment to reflect the advisory fee waiver upon reorganization.

      (I) Adjustment to reflect the elimination of the commission recapture reduction upon reorganization.

The advisory fees and 12b-1 distribution fees reflect an increase in advisory fees of 0.10% and an accompanying decrease in 12b-1 distribution fees of 0.10% upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
JOHN HANCOCK TRUST - 500 INDEX B TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                                           500
                                                                          EQUITY         EQUITY                        INDEX B TRUST
                                                                           INDEX          INDEX       PRO FORMA          PRO FORMA
                                                                           FUND           TRUST      ADJUSTMENTS         COMBINED
                                                                           ----           -----      -----------         --------
ASSETS
Investments in securities, at value                                    $719,744,397    $83,132,860                    $802,877,257
        Securities on loan, at value                                              -        475,678                         475,678
        Repurchase agreements, at value                                           -        642,000                         642,000
                                                                       ------------    -----------                    ------------
        TOTAL INVESTMENTS IN SECURITIES, AT VALUE (See accompanying
        portfolio of investments)                                       719,744,397     84,250,538                     803,994,935
Cash                                                                              -            496                             496
Receivables:
        Variation margin for open futures contracts                          86,250          9,217                          95,467
        Dividends and interest                                              786,945         91,401                         878,346
Other assets                                                                 67,629          1,633                          69,262
                                                                       ------------    -----------                    ------------
        TOTAL ASSETS                                                    720,685,221     84,353,285                     805,038,506
                                                                       ------------    -----------                    ------------
LIABILITIES
Payables:
        Investments purchased                                                     -        162,806                         162,806
        Dividend and interest withholding tax                                     -          1,077                           1,077
        Other payables and accrued expenses                                 229,153         17,454   $   5,784  A          252,391
        Collateral for securities lending                                         -        488,692                         488,692
                                                                       ------------    -----------                    ------------
        TOTAL LIABILITIES                                                   229,153        670,029                         904,966
                                                                       ------------    -----------                    ------------
NET ASSETS                                                             $720,456,068    $83,683,256                    $804,133,540
                                                                       ============    ===========                    ============
NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                             $     74,000    $   502,981  ($   5,784) A     $    571,197
Accumulated undistributed net realized gain (loss) on
        investments, futures, foreign currency and forward
        foreign currency contracts                                      (31,408,167)    (5,044,731)                    (36,452,898)
Unrealized appreciation (depreciation) on:
        Investments                                                     (32,522,640)    (5,861,637)                    (38,384,277)
        Futures contracts                                                   124,875         11,582                         136,457
Capital shares at par value of $.01                                         494,940         60,317      (2,843) B          552,414
Additional paid-in capital                                              783,693,060     94,014,744       2,843  B      877,710,647
                                                                       ------------    -----------  ----------        ------------
NET ASSETS                                                             $720,456,068    $83,683,256                    $804,133,540
                                                                       ============    ===========                    ============
Investments in securities, including repurchase agreements and
        securities on loan, at identified cost                         $752,267,037    $90,112,175                    $842,379,212
                                                                       ============    ===========                    ============

NET ASSET VALUES:

NAV SHARES:
Net Assets at value                                                    $720,456,068     83,683,256  ($   5,784) C     $804,133,540
                                                                       ============    ===========                    ============
Shares Outstanding                                                       49,493,884      6,031,670    (284,194) D       55,241,360
                                                                       ------------    -----------  ----------        ------------
Net asset value, offering and redemption price per share               $      14.56    $     13.87                    $      14.56
                                                                       ============    ===========                    ============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
JOHN HANCOCK TRUST - 500 INDEX B TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                           500
                                                           EQUITY        EQUITY                       INDEX B TRUST
                                                            INDEX        INDEX         PRO FORMA       PRO FORMA
                                                            FUND         TRUST        ADJUSTMENTS       COMBINED
                                                        ------------   -----------    -----------     ------------
Investment Income:
   Interest                                             $    225,983   $    21,994                    $    247,977
   Dividends                                              10,977,627     1,337,687                      12,315,314
   Securities lending                                              -           693                             693
                                                        ------------   -----------                    ------------
   Total income                                           11,203,610     1,360,374                      12,563,984

Expenses:
   Investment adviser fee                                    873,778       200,413     2,591,781  E      3,665,972
   Custodian fee                                             180,587       102,608      (204,587) F         78,608
   Fund administration fees                                        -         8,930                           8,930
   Printing and postage fees                                  55,720         5,881                          61,601
   Audit and legal fees                                      153,657        17,465       (92,000) F         79,122
   Registration and filing fees                                    -        35,412                          35,412
   Trustees fees and expenses                                 22,096         1,239                          23,335
   Miscellaneous                                              96,002         3,341                          99,343
                                                        ------------   -----------    ----------      ------------
   Expenses before reductions by investment adviser        1,381,840       375,289     2,295,194         4,052,323
   Less reductions of expenses by investment adviser               -       (54,182)   (2,032,939) G     (2,087,121)
   Less custodian expense reduction offset by
     commission recapture arrangement                        (23,667)            -        23,667  H              -
                                                        ------------   -----------    ----------      ------------
   Total expenses                                          1,358,173       321,107       285,922         1,965,202
                                                        ------------   -----------    ----------      ------------
Net investment income (loss)                               9,845,437     1,039,267                      10,598,782
                                                        ------------   -----------                    ------------

Realized and unrealized gain (loss) on investments,
   foreign currency and forward foreign
   currency contracts:
Net realized gain (loss) on:
   Investment transactions                                  (524,749)      250,027                        (274,722)
   Futures contracts                                       2,727,942       147,782                       2,875,724
Change in unrealized appreciation (depreciation) on:                                                             -
   Investments                                            96,518,356    11,978,182                     108,496,538
   Futures contracts                                         256,440        14,372                         270,812
                                                        ------------   -----------                    ------------
   Net gain (loss) on investments, foreign currency
   and forward foreign currency contracts                 98,977,989    12,390,363                     111,368,352
                                                        ------------   -----------                    ------------

Net increase (decrease) in net assets resulting from
  operations                                             108,823,426   $13,429,630                    $121,967,134
                                                        ============   ===========                    ============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                   500 INDEX                                                                             500 INDEX
EQUITY    EQUITY    TRUST B                                                     EQUITY      EQUITY        TRUST B
 INDEX     INDEX    PROFORMA                                                    INDEX       INDEX        PROFORMA
 FUND      TRUST    COMBINED                                                     FUND       TRUST        COMBINED
 ----      -----    --------                                                    ------      -----        --------
 SHARES OR PRINCIPAL AMOUNT                SECURITY DESCRIPTION                             VALUE
----------------------------  -------------------------------------------    -------------------------------------
                              COMMON STOCKS - 97.08%
                              ADVERTISING - 0.21%
$  7,355  $   898  $  8,253   Monster Worldwide, Inc. *                      $   189,171 $   23,097     $  212,268
  12,269    1,451    13,720   Omnicom Group, Inc.                                931,094    110,116      1,041,210
  28,046    3,218    31,264   The Interpublic Group of Companies, Inc. *         385,072     44,183        429,255
                                                                             ----------- ----------     ----------
                                                                               1,505,337    177,396      1,682,733
                              AEROSPACE - 2.01%
  55,237    6,474    61,711   Boeing Company                                   2,822,058    330,757      3,152,815
  13,292    1,528    14,820   General Dynamics Corp.                           1,319,896    151,730      1,471,626
   8,450      906     9,356   Goodrich Corp.                                     273,189     29,291        302,480
  56,739    6,597    63,336   Honeywell International, Inc.                    2,078,350    241,648      2,319,998
  30,232    3,448    33,680   Lockheed Martin Corp.                            1,574,483    179,572      1,754,055
  24,200    2,764    26,964   Northrop Grumman Corp.                           1,299,540    148,427      1,447,967
  29,759    3,440    33,199   Raytheon Company                                 1,064,479    123,049      1,187,528
  11,166    1,359    12,525   Rockwell Collins, Inc.                             372,051     45,282        417,333
   9,305    1,060    10,365   Textron, Inc.                                      552,252     62,911        615,163
  34,285    3,947    38,232   United Technologies Corp.                        3,136,392    361,071      3,497,463
                                                                             ----------- ----------     ----------
                                                                              14,492,690  1,673,738     16,166,428
                              AGRICULTURE - 0.19%
  42,244    4,992    47,236   Archer-Daniels-Midland Company                     708,854     83,766        792,620
  17,136    2,043    19,179   Monsanto Company                                   659,736     78,655        738,391
                                                                             ----------- ----------     ----------
                                                                               1,368,590    162,421      1,531,011
                              AIR TRAVEL - 0.13%
   6,679      960     7,639   Delta Air Lines, Inc. * (a)                         47,554      6,835         54,389
  51,958    6,067    58,025   Southwest Airlines Company                         871,336    101,744        973,080
                                                                             ----------- ----------     ----------
                                                                                 918,890    108,579      1,027,469
                              ALUMINUM - 0.26%
  57,349    6,673    64,022   Alcoa, Inc.                                      1,894,237    220,409      2,114,646

                              APPAREL & TEXTILES - 0.40%
  11,446    1,313    12,759   Cintas Corp.                                       545,631     62,591        608,222
   8,900      968     9,868   Jones Apparel Group, Inc.                          351,372     38,217        389,589
   6,652      852     7,504   Liz Claiborne, Inc.                                239,339     30,655        269,994
  17,094    2,027    19,121   NIKE, Inc., Class B                              1,294,871    153,545      1,448,416
   3,485      461     3,946   Reebok International, Ltd.                         125,390     16,587        141,977
   7,263      845     8,108   V.F. Corp.                                         353,708     41,151        394,859
                                                                             ----------- ----------     ----------
                                                                               2,910,311    342,746      3,253,057
                              AUTO PARTS - 0.33%
   5,763      637     6,400   AutoZone, Inc. *                                   461,616     51,024        512,640
  10,930    1,144    12,074   Dana Corp.                                         214,228     22,422        236,650
  37,483    4,300    41,783   Delphi Corp.                                       400,318     45,924        446,242
  12,000    1,336    13,336   Genuine Parts Company                              476,160     53,013        529,173
  12,750    1,459    14,209   Johnson Controls, Inc.                             680,595     77,881        758,476
   9,756      991    10,747   Visteon Corp.                                      113,853     11,565        125,418
                                                                             ----------- ----------     ----------
                                                                               2,346,770    261,829      2,608,599
                              AUTO SERVICES - 0.04%
  17,500    2,050    19,550   AutoNation, Inc. *                                 299,250     35,055        334,305

                              AUTOMOBILES - 0.60%
 122,297   14,061   136,358   Ford Motor Company                               1,913,948    220,055      2,134,003
  37,198    4,339    41,537   General Motors Corp. (a)                         1,733,055    202,154      1,935,209
  11,799    1,344    13,143   PACCAR, Inc.                                       684,224     77,938        762,162
                                                                             ----------- ----------     ----------
                                                                               4,331,227    500,147      4,831,374

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                   500 INDEX                                                                             500 INDEX
EQUITY    EQUITY    TRUST B                                                     EQUITY      EQUITY        TRUST B
 INDEX     INDEX    PROFORMA                                                    INDEX       INDEX        PROFORMA
 FUND      TRUST    COMBINED                                                     FUND       TRUST        COMBINED
 ----      -----    --------                                                    ------      -----        ---------
 SHARES OR PRINCIPAL AMOUNT                SECURITY DESCRIPTION                             VALUE
----------------------------  ---------------------------------------------   ------------------------------------
                              BANKING - 6.14%
 23,039    2,703     25,742   AmSouth BanCorp                                    586,803     68,845        655,648
134,945   15,658    150,603   Bank of America Corp.                           11,419,046  1,324,980     12,744,026
 51,270    5,975     57,245   Bank of New York Company, Inc.                   1,511,440    176,143      1,687,583
 74,345    8,616     82,961   Bank One Corp.                                   3,791,595    439,416      4,231,011
 35,737    4,308     40,045   BB&T Corp.                                       1,321,197    159,267      1,480,464
 11,460    1,329     12,789   Comerica, Inc.                                     628,925     72,936        701,861
 37,691    4,324     42,015   Fifth Third Bancorp                              2,027,022    232,545      2,259,567
  8,300      952      9,252   First Horizon National Corp.                       377,401     43,287        420,688
 10,110    1,175     11,285   Golden West Financial Corp.                      1,075,199    124,961      1,200,160
 15,896    1,759     17,655   Huntington Bancshares, Inc.                        364,018     40,281        404,299
 27,217    3,149     30,366   KeyCorp                                            813,516     94,124        907,640
  7,800      914      8,714   M&T Bank Corp.                                     680,940     79,792        760,732
 15,100    1,705     16,805   Marshall & Ilsley Corp.                            590,259     66,648        656,907
 40,674    4,769     45,443   National City Corp.                              1,423,997    166,963      1,590,960
 11,800    1,329     13,129   North Fork Bancorp., Inc.                          448,990     50,568        499,558
 14,524    1,689     16,213   Northern Trust Corp.                               614,075     71,411        685,486
 21,333    2,534     23,867   Southtrust Corp.                                   827,934     98,345        926,279
      -    2,373      2,373   Sovereign Bancorp, Inc.                                  -     52,443         52,443
 18,625    2,166     20,791   SunTrust Banks, Inc.                             1,210,439    140,768      1,351,207
 12,098    1,459     13,557   Union Planters Corp.                               360,641     43,493        404,134
124,890   14,553    139,443   US Bancorp                                       3,441,968    401,081      3,843,049
 87,185   10,098     97,283   Wachovia Corp.                                   3,879,733    449,361      4,329,094
111,013   12,963    123,976   Wells Fargo & Company                            6,353,274    741,873      7,095,147
  5,634      691      6,325   Zions BanCorp                                      346,209     42,462        388,671
                                                                              ----------  ---------     ----------
                                                                              44,094,621  5,181,993     49,276,614
                              BIOTECHNOLOGY - 1.12%
 84,798    9,768     94,566   Amgen, Inc. *                                    4,627,427    533,040      5,160,467
 12,907    1,551     14,458   Applera Corp.-Applied Biosystems Group             280,727     33,734        314,461
 21,083    2,611     23,694   Biogen Idec, Inc. *                              1,333,500    165,146      1,498,646
 11,876    1,451     13,327   Chiron Corp. *                                     530,145     64,773        594,918
 15,000    1,743     16,743   Genzyme Corp. *                                    709,950     82,496        792,446
 15,409    1,912     17,321   MedImmune, Inc. *                                  360,571     44,741        405,312
  2,868      376      3,244   Millipore Corp. *                                  161,669     21,195        182,864
                                                                              ----------  ---------     ----------
                                                                               8,003,989    945,125      8,949,114
                              BROADCASTING - 0.87%
 40,754    4,715     45,469   Clear Channel Communications, Inc.               1,505,860    174,219      1,680,079
 20,903    2,480     23,383   Univision Communications, Inc., Class A *          667,433     79,186        746,619
114,151   13,308    127,459   Viacom, Inc., Class B                            4,077,474    475,362      4,552,836
                                                                              ----------  ---------     ----------
                                                                               6,250,767    728,767      6,979,534
                              BUILDING MATERIALS & CONSTRUCTION - 0.21%
 14,100    1,651     15,751   American Standard Companies, Inc.                  568,371     66,552        634,923
 30,469    3,364     33,833   Masco Corp.                                        950,023    104,889      1,054,912
                                                                              ----------  ---------     ----------
                                                                               1,518,394    171,441      1,689,835
                              BUSINESS SERVICES - 2.08%
  8,900    1,044      9,944   Affiliated Computer Services, Inc., Class A *      471,166     55,269        526,435
 38,608    4,531     43,139   Automatic Data Processing, Inc.                  1,616,903    189,758      1,806,661
 67,407    7,833     75,240   Cendant Corp.                                    1,650,123    191,752      1,841,875
 90,091   10,482    100,573   Charles Schwab Corp.                               865,775    100,732        966,507
 11,845    1,444     13,289   Computer Sciences Corp. *                          549,963     67,045        617,008
 10,749    1,098     11,847   Convergys Corp. *                                  165,535     16,909        182,444
  3,303      384      3,687   Deluxe Corp.                                       143,681     16,704        160,385
 19,100    2,327     21,427   Electronic Arts, Inc.                            1,041,905    126,938      1,168,843
 31,681    3,717     35,398   Electronic Data Systems Corp.                      606,691     71,181        677,872
  8,608    1,052      9,660   Equifax, Inc.                                      213,048     26,037        239,085
 57,525    6,696     64,221   First Data Corp.                                 2,561,013    298,106      2,859,119
  5,615      637      6,252   Fluor Corp.                                        267,667     30,366        298,033
  9,529    1,152     10,681   Moody's Corp.                                      616,145     74,488        690,633
  6,440      730      7,170   NCR Corp. *                                        319,360     36,201        355,561
 24,493    2,903     27,396   Paychex, Inc.                                      829,823     98,354        928,177
 14,859    1,774     16,633   Pitney Bowes, Inc.                                 657,511     78,499        736,010
 14,071    1,666     15,737   R.R. Donnelley & Sons Company                      464,624     55,011        519,635
 11,155    1,321     12,476   Robert Half International, Inc.                    332,084     39,326        371,410
 19,400    2,227     21,627   SunGuard Data Systems, Inc. *                      504,400     57,902        562,302
 21,261    2,557     23,818   Unisys Corp. *                                     295,103     35,491        330,594
 28,063    3,318     31,381   VERITAS Software Corp. *                           777,345     91,909        869,254
                                                                              ----------  ---------     ----------
                                                                              14,949,865  1,757,978     16,707,843

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                   500 INDEX                                                                             500 INDEX
EQUITY    EQUITY    TRUST B                                                     EQUITY      EQUITY        TRUST B
 INDEX     INDEX    PROFORMA                                                    INDEX       INDEX        PROFORMA
 FUND      TRUST    COMBINED                                                     FUND       TRUST        COMBINED
 ----      -----    --------                                                    ------      -----        ---------
 SHARES OR PRINCIPAL AMOUNT              SECURITY DESCRIPTION                                 VALUE
----------------------------  ----------------------------------------         -------------------------------------
                              CABLE AND TELEVISION - 1.31%
147,967   17,217    165,184   Comcast Corp., Class A *                         4,147,515    482,593      4,630,108
299,094   35,018    334,112   Time Warner, Inc. *                              5,258,073    615,616      5,873,689
                                                                              ----------  ---------     ----------
                                                                               9,405,588  1,098,209     10,503,797
                              CELLULAR COMMUNICATIONS - 1.03%
181,349   20,942    202,291   AT&T Wireless Services, Inc. *                   2,596,918    299,890      2,896,808
155,589   18,001    173,590   Motorola, Inc.                                   2,839,499    328,518      3,168,017
 73,513    8,524     82,037   Nextel Communications, Inc., Class A *           1,959,857    227,250      2,187,107
                                                                              ----------  ---------     ----------
                                                                               7,396,274    855,658      8,251,932
                              CHEMICALS - 1.34%
 14,732    1,743     16,475   Air Products & Chemicals, Inc.                     772,693     91,420        864,113
  4,501      538      5,039   Ashland, Inc.                                      237,698     28,412        266,110
 62,048    7,188     69,236   Dow Chemical Company                             2,525,354    292,552      2,817,906
 65,699    7,679     73,378   E.I. Du Pont De Nemours & Company                2,918,350    341,101      3,259,451
  5,012      591      5,603   Eastman Chemical Company                           231,705     27,322        259,027
  8,490      952      9,442   Engelhard Corp.                                    274,312     30,759        305,071
  4,273      392      4,665   Great Lakes Chemical Corp.                         115,627     10,608        126,235
  6,957      845      7,802   Hercules, Inc. *                                    84,806     10,301         95,107
 11,245    1,321     12,566   PPG Industries, Inc.                               702,700     82,549        785,249
 21,514    2,496     24,010   Praxair, Inc.                                      858,624     99,615        958,239
 14,547    1,720     16,267   Rohm & Haas Company                                604,864     71,518        676,382
  4,410      530      4,940   Sigma-Aldrich Corp.                                262,880     31,593        294,473
                                                                              ----------  ---------     ----------
                                                                               9,589,613  1,117,750     10,707,363
                              COLLEGES & UNIVERSITIES - 0.14%
 11,800    1,359     13,159   Apollo Group, Inc., Class A *                    1,041,822    119,986      1,161,808

                              COMPUTERS & BUSINESS EQUIPMENT - 3.56%
 24,708    2,918     27,626   Apple Computer, Inc. *                             803,998     94,952        898,950
166,183   19,375    185,558   Dell, Inc. *                                     5,952,675    694,012      6,646,687
159,122   18,769    177,891   EMC Corp. *                                      1,813,991    213,967      2,027,958
 22,870    2,857     25,727   Gateway, Inc. *                                    102,915     12,856        115,771
200,550   23,415    223,965   Hewlett-Packard Company                          4,231,605    494,057      4,725,662
111,027   12,940    123,967   International Business Machines Corp.            9,787,030  1,140,661     10,927,691
  8,387      998      9,385   Lexmark International, Inc. *                      809,597     96,337        905,934
 22,373    2,672     25,045   Network Appliance, Inc. *                          481,691     57,528        539,219
212,926   25,542    238,468   Sun Microsystems, Inc. *                           924,099    110,852      1,034,951
 51,710    6,144     57,854   Xerox Corp. *                                      749,795     89,088        838,883
                                                                              ----------  ---------     ----------
                                                                              25,657,396  3,004,310     28,661,706
                              CONSTRUCTION & MINING EQUIPMENT - 0.02%
  7,437      814      8,251   Rowan Companies, Inc. *                            180,942     19,805        200,747

                              CONSTRUCTION MATERIALS - 0.09%
  8,928    1,098     10,026   Sherwin-Williams Company                           370,958     45,622        416,580
  6,447      783      7,230   Vulcan Materials Company                           306,555     37,232        343,787
                                                                              ----------  ---------     ----------
                                                                                 677,513     82,854        760,367
                              CONTAINERS & GLASS - 0.14%
  3,380      430      3,810   Ball Corp.                                         243,529     30,981        274,510
  7,554      822      8,376   Bemis Company, Inc.                                213,401     23,222        236,623
  9,831    1,175     11,006   Pactiv Corp. *                                     245,185     29,305        274,490
  5,318      645      5,963   Sealed Air Corp. *                                 283,290     34,359        317,649
                                                                              ----------  ---------     ----------
                                                                                 985,405    117,867      1,103,272
                              COSMETICS & TOILETRIES - 2.54%
  6,273      691      6,964   Alberto Culver Company, Class B                    314,528     34,647        349,175
 31,090    3,625     34,715   Avon Products, Inc.                              1,434,493    167,257      1,601,750
 35,516    4,085     39,601   Colgate-Palmolive Company                        2,075,910    238,768      2,314,678
  5,639      722      6,361   International Flavors & Fragrances, Inc.           210,899     27,003        237,902
 33,474    3,847     37,321   Kimberly-Clark Corp.                             2,205,267    253,440      2,458,707
 66,934    7,702     74,636   The Gillette Company                             2,838,002    326,565      3,164,567
169,368   19,736    189,104   The Procter & Gamble Company                     9,220,394  1,074,428     10,294,822
                                                                              ----------  ---------     ----------
                                                                              18,299,493  2,122,108     20,421,601
                              CRUDE PETROLEUM & NATURAL GAS - 1.67%
  6,056      691      6,747   Amerada Hess Corp.                                 479,575     54,720        534,295
 20,890    2,496     23,386   Apache Corp.                                       909,760    108,701      1,018,461
 26,036    3,049     29,085   Burlington Resources, Inc.                         941,982    110,313      1,052,295
 70,839    8,217     79,056   ChevronTexaco Corp.                              6,666,658    773,302      7,439,960
 14,988    1,843     16,831   Devon Energy Corp.                                 989,208    121,638      1,110,846
  7,169      898      8,067   EOG Resources, Inc.                                428,061     53,620        481,681
 26,147    3,003     29,150   Occidental Petroleum Corp.                       1,265,776    145,375      1,411,151
  5,422      584      6,006   Sunoco, Inc.                                       344,948     37,154        382,102
                                                                              ----------  ---------     ----------
                                                                              12,025,968  1,404,823     13,430,791

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                   500 INDEX                                                                             500 INDEX
EQUITY    EQUITY    TRUST B                                                     EQUITY      EQUITY        TRUST B
 INDEX     INDEX    PROFORMA                                                    INDEX       INDEX        PROFORMA
 FUND      TRUST    COMBINED                                                     FUND       TRUST        COMBINED
 ----      -----    --------                                                     ----       -----        --------
 SHARES OR PRINCIPAL AMOUNT           SECURITY DESCRIPTION                                     VALUE
----------------------------  ------------------------------------             -------------------------------------
                              DOMESTIC OIL - 0.21%
 22,749    2,649     25,398   Marathon Oil Corp.                                 860,822    100,238        961,060
 16,854    2,027     18,881   Unocal Corp.                                       640,452     77,026        717,478
                                                                              ----------  ---------     ----------
                                                                               1,501,274    177,264      1,678,538
                              ELECTRICAL EQUIPMENT - 3.58%
 13,984    1,536     15,520   American Power Conversion Corp.                    274,786     30,182        304,968
  6,136      714      6,850   Cooper Industries, Ltd., Class A                   364,540     42,419        406,959
 27,823    3,241     31,064   Emerson Electric Company                         1,768,152    205,965      1,974,117
695,400   81,049    776,449   General Electric Company                        22,530,960  2,625,988     25,156,948
 12,634    1,459     14,093   Molex, Inc.                                        405,299     46,805        452,104
  6,714      645      7,359   Power-One, Inc. *                                   73,720      7,082         80,802
 14,629    1,805     16,434   Symbol Technologies, Inc.                          215,631     26,606        242,237
  5,036      653      5,689   Tektronix, Inc.                                    171,325     22,215        193,540
                                                                              ----------  ---------     ----------
                                                                              25,804,413  3,007,262     28,811,675
                              ELECTRICAL UTILITIES - 2.21%
  6,781      975      7,756   Allegheny Energy, Inc. * (a)                       104,495     15,025        119,520
 12,200    1,405     13,605   Ameren Corp.                                       524,112     60,359        584,471
 25,329    3,041     28,370   American Electric Power Company, Inc.              810,528     97,312        907,840
 30,034    3,195     33,229   Calpine Corp. * (a)                                129,747     13,802        143,549
 19,857    2,358     22,215   CenterPoint Energy, Inc. (a)                       228,356     27,117        255,473
 12,331    1,382     13,713   Cinergy Corp.                                      468,578     52,516        521,094
 12,192    1,259     13,451   CMS Energy Corp. *                                 111,313     11,495        122,808
 16,408    1,851     18,259   Consolidated Edison, Inc.                          652,382     73,596        725,978
 11,138    1,290     12,428   Constellation Energy Group, Inc.                   422,130     48,891        471,021
 21,731    2,511     24,242   Dominion Resources, Inc.                         1,370,791    158,394      1,529,185
 11,740    1,329     13,069   DTE Energy Company                                 475,940     53,878        529,818
 60,311    7,027     67,338   Duke Energy Corp.                                1,223,710    142,578      1,366,288
 21,838    2,503     24,341   Edison International                               558,398     64,002        622,400
 14,938    1,766     16,704   Entergy Corp.                                      836,677     98,914        935,591
 42,832    5,076     47,908   Exelon Corp.                                     1,425,877    168,980      1,594,857
 22,081    2,534     24,615   FirstEnergy Corp.                                  826,050     94,797        920,847
 12,056    1,421     13,477   FPL Group, Inc.                                    770,981     90,873        861,854
 26,663    3,218     29,881   PG&E Corp. *                                       744,964     89,911        834,875
  5,523      699      6,222   Pinnacle West Capital Corp.                        223,074     28,232        251,306
 11,912    1,367     13,279   PPL Corp.                                          546,761     62,745        609,506
 15,902    1,820     17,722   Public Service Enterprise Group, Inc.              636,557     72,854        709,411
 13,497    1,444     14,941   TECO Energy, Inc. (a)                              161,829     17,313        179,142
 38,692    4,892     43,584   The AES Corp. *                                    384,212     48,577        432,789
 49,120    5,660     54,780   The Southern Company                             1,431,848    164,989      1,596,837
 20,786    2,488     23,274   TXU Corp.                                          842,041    100,789        942,830
                                                                              ----------  ---------     ----------
                                                                              15,911,351  1,857,939     17,769,290
                              ELECTRONICS - 0.44%
 15,148    1,835     16,983   Adobe Systems, Inc.                                704,382     85,327        789,709
 30,938    3,694     34,632   Agilent Technologies, Inc. *                       905,865    108,160      1,014,025
 13,478    1,544     15,022   Jabil Circuit, Inc. *                              339,376     38,878        378,254
 34,365    4,001     38,366   Sanmina-SCI Corp. *                                312,722     36,409        349,131
 67,770    7,380     75,150   Solectron Corp. *                                  438,472     47,749        486,221
 10,264    1,275     11,539   Thermo Electron Corp. *                            315,515     39,194        354,709
  4,485      453      4,938   Thomas & Betts Corp.                               122,127     12,335        134,462
                                                                              ----------  ---------     ----------
                                                                               3,138,459    368,052      3,506,511
                              ENERGY - 0.23%
 16,572    1,897     18,469   Progress Energy, Inc.                              729,997     83,563        813,560
 14,904    1,766     16,670   Sempra Energy                                      513,145     60,803        573,948
 26,349    3,064     29,413   Xcel Energy, Inc.                                  440,292     51,200        491,492
                                                                              ----------  ---------     ----------
                                                                               1,683,434    195,566      1,879,000

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                   500 INDEX                                                                             500 INDEX
EQUITY    EQUITY    TRUST B                                                     EQUITY      EQUITY        TRUST B
 INDEX     INDEX    PROFORMA                                                    INDEX       INDEX        PROFORMA
 FUND      TRUST    COMBINED                                                     FUND       TRUST        COMBINED
 ----      -----    --------                                                     ----       -----        --------
 SHARES OR PRINCIPAL AMOUNT             SECURITY DESCRIPTION                                   VALUE
----------------------------  --------------------------------------           -------------------------------------
                              FINANCIAL SERVICES - 7.83%
  6,569      806      7,375   Bear Stearns Companies, Inc.                       553,832     67,954        621,786
 15,203    1,843     17,046   Capital One Financial Corp.                      1,039,581    126,024      1,165,605
 14,130    1,720     15,850   Charter One Financial, Inc.                        624,405     76,007        700,412
340,127   39,710    379,837   Citigroup, Inc.                                 15,815,906  1,846,515     17,662,421
 17,844    2,143     19,987   Countrywide Financial Corp.                      1,253,541    150,546      1,404,087
 23,900    2,803     26,703   E*TRADE Financial Corp. *                          266,485     31,253        297,738
 45,807    5,283     51,090   Federal Home Loan Mortgage Corp.                 2,899,583    334,414      3,233,997
 63,855    7,441     71,296   Federal National Mortgage Association            4,556,693    530,990      5,087,683
  6,900      829      7,729   Federated Investors, Inc., Class B                 209,346     25,152        234,498
 12,181    1,497     13,678   Fiserv, Inc. *                                     473,719     58,218        531,937
 16,385    1,920     18,305   Franklin Resources, Inc.                           820,561     96,154        916,715
 11,866    1,344     13,210   H & R Block, Inc.                                  565,771     64,082        629,853
135,237   15,989    151,226   J.P. Morgan Chase & Company                      5,243,138    619,894      5,863,032
 14,819    1,835     16,654   Janus Capital Group, Inc.                          244,365     30,259        274,624
 17,858    2,127     19,985   Lehman Brothers Holdings, Inc.                   1,343,815    160,057      1,503,872
 83,771    9,814     93,585   MBNA Corp.                                       2,160,454    253,103      2,413,557
 28,694    3,256     31,950   Mellon Financial Corp.                             841,595     95,499        937,094
 64,407    7,380     71,787   Merrill Lynch & Company, Inc.                    3,476,690    398,372      3,875,062
 72,818    8,440     81,258   Morgan Stanley                                   3,842,606    445,379      4,287,985
 18,620    2,166     20,786   PNC Financial Services Group                       988,350    114,971      1,103,321
 17,815    2,235     20,050   Providian Financial Corp. *                        261,346     32,787        294,133
 14,831    1,682     16,513   Regions Financial Corp.                            542,073     61,477        603,550
 28,911    3,371     32,282   SLM Corp.                                        1,169,450    136,357      1,305,807
 21,517    2,580     24,097   State Street Corp.                               1,055,194    126,523      1,181,717
 20,372    2,342     22,714   Synovus Financial Corp.                            515,819     59,299        575,118
  8,279      975      9,254   T. Rowe Price Group, Inc.                          417,262     49,140        466,402
 32,100    3,709     35,809   The Goldman Sachs Group, Inc.                    3,022,536    349,239      3,371,775
 56,953    6,643     63,596   Washington Mutual, Inc.                          2,200,664    256,686      2,457,350
                                                                              ----------  ---------     ----------
                                                                              56,404,780  6,596,351     63,001,131
                              FOOD & BEVERAGES - 3.83%
 53,005    6,174     59,179   Anheuser-Busch Companies, Inc.                   2,862,270    333,396      3,195,666
 27,394    3,156     30,550   Campbell Soup Company                              736,351     84,833        821,184
 29,348    3,609     32,957   Coca-Cola Enterprises, Inc.                        850,799    104,625        955,424
 34,381    4,055     38,436   ConAgra Foods, Inc.                                931,037    109,809      1,040,846
 24,529    2,903     27,432   General Mills, Inc.                              1,165,863    137,980      1,303,843
 22,607    2,703     25,310   H.J. Heinz Company                                 886,194    105,958        992,152
 16,998    1,989     18,987   Hershey Foods Corp.                                786,497     92,031        878,528
 27,390    3,156     30,546   Kellogg Company                                  1,146,272    132,079      1,278,351
  9,100    1,060     10,160   McCormick & Company, Inc.                          309,400     36,040        345,440
112,291   13,109    125,400   PepsiCo, Inc.                                    6,050,239    706,313      6,756,552
 51,361    6,067     57,428   Sara Lee Corp.                                   1,180,789    139,480      1,320,269
 25,653    3,049     28,702   Starbucks Corp. *                                1,115,392    132,571      1,247,963
160,517   18,707    179,224   The Coca-Cola Company                            8,102,898    944,329      9,047,227
 16,918    1,981     18,899   The Pepsi Bottling Group, Inc.                     516,676     60,500        577,176
 15,029    1,728     16,757   William Wrigley Jr. Company                        947,578    108,950      1,056,528
                                                                              ----------  ---------     ----------
                                                                              27,588,255  3,228,894     30,817,149
                              FOREST PRODUCTS - 0.13%
 14,935    1,851     16,786   Weyerhaeuser Company                               942,697    116,835      1,059,532

                              FURNITURE & FIXTURES - 0.05%
 13,185    1,474     14,659   Leggett & Platt, Inc.                              352,171     39,371        391,542

                              GAS & PIPELINE UTILITIES - 0.31%
 29,874    2,911     32,785   Dynegy, Inc., Class A * (a)                        127,263     12,401        139,664
 41,028    4,923     45,951   El Paso Corp.                                      323,301     38,793        362,094
 10,600    1,229     11,829   KeySpan Corp.                                      389,020     45,104        434,124
  8,166      952      9,118   Kinder Morgan, Inc.                                484,162     56,444        540,606
  2,666      338      3,004   Nicor, Inc. (a)                                     90,564     11,482        102,046
 16,466    2,020     18,486   NiSource, Inc.                                     339,529     41,652        381,181
  1,951      292      2,243   Peoples Energy Corp. (a)                            82,235     12,308         94,543
 32,248    3,993     36,241   Williams Companies, Inc.                           383,751     47,517        431,268
                                                                              ----------  ---------     ----------
                                                                               2,219,825    265,701      2,485,526

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                   500 INDEX                                                                             500 INDEX
EQUITY    EQUITY    TRUST B                                                     EQUITY      EQUITY        TRUST B
 INDEX     INDEX    PROFORMA                                                    INDEX       INDEX        PROFORMA
 FUND      TRUST    COMBINED                                                     FUND       TRUST        COMBINED
 ----      -----    --------                                                     ----       -----        --------
 SHARES OR PRINCIPAL AMOUNT             SECURITY DESCRIPTION                                   VALUE
----------------------------  --------------------------------------           -------------------------------------
                              HEALTHCARE PRODUCTS - 3.56%
  3,678      407      4,085   Bausch & Lomb, Inc.                                239,327     26,483        265,810
 39,562    4,707     44,269   Baxter International, Inc.                       1,365,285    162,439      1,527,724
 16,575    1,943     18,518   Becton, Dickinson & Company                        858,585    100,647        959,232
 16,615    1,951     18,566   Biomet, Inc.                                       738,371     86,702        825,073
 54,568    6,412     60,980   Boston Scientific Corp.                          2,335,510    274,434      2,609,944
  7,348      799      8,147   C.R. Bard, Inc.                                    416,264     45,263        461,527
 20,546    2,411     22,957   Guidant Corp.                                    1,148,110    134,727      1,282,837
196,061   22,800    218,861   Johnson & Johnson                               10,920,598  1,269,960     12,190,558
 80,458    9,307     89,765   Medtronic, Inc.                                  3,919,914    453,437      4,373,351
 10,950    1,352     12,302   St. Jude Medical, Inc. *                           828,368    102,279        930,647
 26,570    3,072     29,642   Stryker Corp.                                    1,461,350    168,960      1,630,310
 15,715    1,874     17,589   Zimmer Holdings, Inc. *                          1,386,063    165,287      1,551,350
                                                                              ----------  ---------     ----------
                                                                              25,617,745  2,990,618     28,608,363
                              HEALTHCARE SERVICES - 1.37%
 28,679    3,302     31,981   Cardinal Health, Inc.                            2,008,964    231,305      2,240,269
  5,300      599      5,899   Express Scripts, Inc. *                            419,919     47,459        467,378
 32,432    3,732     36,164   HCA, Inc.                                        1,348,847    155,214      1,504,061
  9,547    1,236     10,783   Humana, Inc. *                                     161,344     20,888        182,232
 16,187    1,805     17,992   IMS Health, Inc.                                   379,423     42,309        421,732
 19,047    2,250     21,297   McKesson Corp.                                     653,884     77,243        731,127
 17,605    2,081     19,686   Medco Health Solutions, Inc. *                     660,188     78,038        738,226
  6,900      791      7,691   Quest Diagnostics, Inc.                            586,155     67,195        653,350
 40,622    4,731     45,353   UnitedHealth Group, Inc.                         2,528,720    294,505      2,823,225
 10,084    1,198     11,282   Wellpoint Health Networks, Inc. *                1,129,509    134,188      1,263,697
                                                                              ----------  ---------     ----------
                                                                               9,876,953  1,148,344     11,025,297
                              HOMEBUILDERS - 0.13%
  7,772      945      8,717   Centex Corp.                                       355,569     43,234        398,803
  2,764      361      3,125   KB HOME                                            189,693     24,775        214,468
  7,772      975      8,747   Pulte Homes, Inc.                                  404,377     50,729        455,106
                                                                              ----------  ---------     ----------
                                                                                 949,639    118,738      1,068,377
                              HOTELS & RESTAURANTS - 0.78%
 10,658    1,236     11,894   Darden Restaurants, Inc.                           219,022     25,400        244,422
  7,670      868      8,538   Harrah's Entertainment, Inc.                       414,947     46,959        461,906
 24,936    2,941     27,877   Hilton Hotels Corp.                                465,306     54,879        520,185
 15,555    1,736     17,291   Marriott International, Inc., Class A              775,883     86,592        862,475
 84,081    9,668     93,749   McDonald's Corp.                                 2,186,106    251,368      2,437,474
 13,689    1,590     15,279   Starwood Hotels & Resorts Worldwide, Inc.          613,952     71,311        685,263
  7,165      875      8,040   Wendy's International, Inc.                        249,629     30,485        280,114
 18,728    2,219     20,947   Yum! Brands, Inc.                                  697,056     82,591        779,647
                                                                              ----------  ---------     ----------
                                                                               5,621,901    649,585      6,271,486
                              HOUSEHOLD APPLIANCES - 0.11%
  5,400      607      6,007   Black & Decker Corp.                               335,502     37,713        373,215
  6,111      607      6,718   Maytag Corp.                                       149,781     14,877        164,658
  4,697      530      5,227   Whirlpool Corp.                                    322,214     36,358        358,572
                                                                                --------    -------       --------
                                                                                 807,497     88,948        896,445
                              HOUSEHOLD PRODUCTS - 0.26%
  9,522    1,121     10,643   Fortune Brands, Inc.                               718,244     84,557        802,801
 17,604    2,112     19,716   Newell Rubbermaid, Inc.                            413,694     49,632        463,326
 14,044    1,628     15,672   The Clorox Company                                 755,286     87,554        842,840
                                                                              ----------  ---------     ----------
                                                                               1,887,224    221,743      2,108,967
                              INDUSTRIAL MACHINERY - 0.82%
 22,699    2,626     25,325   Caterpillar, Inc.                                1,803,209    208,609      2,011,818
  2,460      330      2,790   Cummins, Inc.                                      153,750     20,625        174,375
 15,608    1,912     17,520   Deere & Company                                  1,094,745    134,108      1,228,853
 12,996    1,559     14,555   Dover Corp.                                        547,132     65,634        612,766
 11,349    1,329     12,678   Ingersoll-Rand Company, Class A                    775,250     90,784        866,034
  6,228      714      6,942   ITT Industries, Inc.                               516,924     59,262        576,186
  7,379      960      8,339   Pall Corp.                                         193,256     25,142        218,398
  8,020      922      8,942   Parker-Hannifin Corp.                              476,869     54,822        531,691
  6,238      699      6,937   W.W. Grainger, Inc.                                358,685     40,193        398,878
                                                                              ----------  ---------     ----------
                                                                               5,919,820    699,179      6,618,999
                              INDUSTRIALS - 0.02%
  4,637      461      5,098   Crane Company                                      145,555     14,471        160,026

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                   500 INDEX                                                                             500 INDEX
EQUITY    EQUITY    TRUST B                                                     EQUITY      EQUITY        TRUST B
 INDEX     INDEX    PROFORMA                                                    INDEX       INDEX        PROFORMA
 FUND      TRUST    COMBINED                                                     FUND       TRUST        COMBINED
 ----      -----    --------                                                     ----       -----        --------
 SHARES OR PRINCIPAL AMOUNT             SECURITY DESCRIPTION                                   VALUE
----------------------------  --------------------------------------           -------------------------------------
                              INSURANCE - 4.98%
 17,900    2,173     20,073   ACE, Ltd.                                          756,812     91,874        848,686
 10,007    1,167     11,174   Aetna, Inc.                                        850,595     99,195        949,790
 34,365    3,909     38,274   AFLAC, Inc.                                      1,402,436    159,526      1,561,962
  6,854      829      7,683   Ambac Financial Group, Inc.                        503,358     60,882        564,240
172,326   20,028    192,354   American International Group, Inc.              12,283,397  1,427,596     13,710,993
  9,000    1,067     10,067   Anthem, Inc. *                                     806,040     95,560        901,600
 21,681    2,419     24,100   Aon Corp.                                          617,258     68,869        686,127
 12,055    1,459     13,514   Chubb Corp.                                        821,910     99,475        921,385
  8,918    1,083     10,001   CIGNA Corp.                                        613,648     74,521        688,169
 10,850    1,289     12,139   Cincinnati Financial Corp.                         472,192     56,097        528,289
 18,745    2,242     20,987   Hartford Financial Services Group, Inc.          1,288,531    154,115      1,442,646
  9,496    1,075     10,571   Jefferson-Pilot Corp.                              482,397     54,610        537,007
 11,673    1,367     13,040   Lincoln National Corp.                             551,549     64,591        616,140
 12,487    1,421     13,908   Loews Corp.                                        748,721     85,203        833,924
 35,502    4,016     39,518   Marsh & McLennan Companies, Inc.                 1,611,081    182,246      1,793,327
  9,716    1,106     10,822   MBIA, Inc.                                         554,978     63,175        618,153
 49,590    5,806     55,396   MetLife, Inc.                                    1,777,802    208,145      1,985,947
  6,156      760      6,916   MGIC Investment Corp.                              466,994     57,654        524,648
 21,400    2,450     23,850   Principal Financial Group, Inc.                    744,292     85,211        829,503
 14,205    1,666     15,871   Progressive Corp.                                1,211,687    142,110      1,353,797
 34,700    4,039     38,739   Prudential Financial, Inc.                       1,612,509    187,692      1,800,201
  9,186    1,067     10,253   SAFECO Corp.                                       404,184     46,948        451,132
 46,354    5,399     51,753   The Allstate Corp.                               2,157,779    251,323      2,409,102
 43,894    5,122     49,016   The St. Paul Travelers Companies, Inc.           1,779,463    207,646      1,987,109
  7,282      852      8,134   Torchmark, Inc.                                    391,772     45,838        437,610
 19,771    2,273     22,044   UNUMProvident Corp.                                314,359     36,141        350,500
  8,794    1,060      9,854   XL Capital, Ltd., Class A                          663,595     79,988        743,583
                                                                              ----------  ---------     ----------
                                                                              35,889,339  4,186,231     40,075,570
                              INTERNATIONAL OIL - 0.77%
 16,637    1,935     18,572   Anadarko Petroleum Corp.                           974,928    113,391      1,088,319
 45,448    5,268     50,716   ConocoPhillips                                   3,467,228    401,896      3,869,124
  6,315      776      7,091   Kerr-McGee Corp.                                   339,558     41,725        381,283
  9,914    1,144     11,058   Nabors Industries, Ltd. *                          448,311     51,732        500,043
  8,295    1,037      9,332   Noble Corp. *                                      314,298     39,292        353,590
                                                                              ----------  ---------     ----------
                                                                               5,544,323    648,036      6,192,359
                              INTERNET CONTENT - 0.45%
 88,444   10,344     98,788   Yahoo!, Inc.                                     3,213,171    375,798      3,588,969

                              INTERNET RETAIL - 0.55%
 42,900    5,045     47,945   eBay, Inc.                                       3,944,655    463,888      4,408,543

                              INTERNET SOFTWARE - 1.59%
445,461   51,921    497,382   Cisco Systems, Inc. *                           10,557,426  1,230,528     11,787,954
 20,500    2,396     22,896   Symantec Corp.                                     897,490    104,897      1,002,387
                                                                              ----------  ---------     ----------
                                                                              11,454,916  1,335,425     12,790,341
                              LEISURE TIME - 0.91%
  6,427      730      7,157   Brunswick Corp.                                    262,222     29,784        292,006
 41,750    4,861     46,611   Carnival Corp.                                   1,962,250    228,467      2,190,717
 23,232    2,680     25,912   International Game Technology                      896,755    103,448      1,000,203
135,940   15,758    151,698   The Walt Disney Company                          3,465,111    401,671      3,866,782
                                                                              ----------  ---------     ----------
                                                                               6,586,338    763,370      7,349,708
                              LIFE SCIENCES - 0.07%
  8,578      983      9,561   PerkinElmer, Inc.                                  171,903     19,699        191,602
  7,500      922      8,422   Waters Corp. *                                     358,350     44,053        402,403
                                                                              ----------  ---------     ----------
                                                                                 530,253     63,752        594,005
                              LIQUOR - 0.07%
  2,054      284      2,338   Adolph Coors Company, Class B                      148,586     20,544        169,130
  7,600      929      8,529   Brown Forman Corp., Class B                        366,852     44,843        411,695
                                                                              ----------  ---------     ----------
                                                                                 515,438     65,387        580,825

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                   500 INDEX                                                                             500 INDEX
EQUITY    EQUITY    TRUST B                                                     EQUITY      EQUITY        TRUST B
 INDEX     INDEX    PROFORMA                                                    INDEX       INDEX        PROFORMA
 FUND      TRUST    COMBINED                                                     FUND       TRUST        COMBINED
 ----      -----    --------                                                     ----       -----        --------
 SHARES OR PRINCIPAL AMOUNT             SECURITY DESCRIPTION                                   VALUE
----------------------------  --------------------------------------          ------------------------------------
                              MANUFACTURING - 1.88%
 51,546    6,005     57,551   3M Company                                       4,639,655    540,510      5,180,165
 20,814    2,365     23,179   Danaher Corp.                                    1,079,206    122,625      1,201,831
 10,032    1,160     11,192   Eaton Corp.                                        649,472     75,099        724,571
 20,542    2,381     22,923   Illinois Tool Works, Inc.                        1,969,772    228,314      2,198,086
 12,266    1,428     13,694   Rockwell Automation, Inc                           460,098     53,564        513,662
  3,084      445      3,529   Snap-on, Inc.                                      103,468     14,930        118,398
  5,324      630      5,954   The Stanley Works                                  242,668     28,715        271,383
132,647   15,405    148,052   Tyco International, Ltd.                         4,395,922    510,522      4,906,444
                                                                              ----------  ---------     ----------
                                                                              13,540,261  1,574,279     15,114,540
                              MEDICAL-HOSPITALS - 0.13%
 15,856    1,866     17,722   Health Management Associates, Inc., Class A        355,492     41,836        397,328
  6,265      683      6,948   Manor Care, Inc.                                   204,740     22,320        227,060
 30,658    3,571     34,229   Tenet Healthcare Corp. *                           411,124     47,887        459,011
                                                                              ----------  ---------     ----------
                                                                                 971,356    112,043      1,083,399
                              MINING - 0.27%
 10,609    1,359     11,968   Freeport-McMoRan Copper & Gold, Inc., Class B      351,688     45,051        396,739
 28,485    3,402     31,887   Newmont Mining Corp.                             1,104,079    131,861      1,235,940
  6,110      714      6,824   Phelps Dodge Corp.                                 473,586     55,342        528,928
                                                                              ----------  ---------     ----------
                                                                               1,929,353    232,254      2,161,607
                              NEWSPAPERS - 0.09%
  5,726      630      6,356   Dow Jones & Company, Inc.                          258,243     28,413        286,656
  5,306      607      5,913   Knight-Ridder, Inc.                                382,032     43,704        425,736
                                                                              ----------  ---------     ----------
                                                                                 640,275     72,117        712,392
                              OFFICE FURNISHINGS & SUPPLIES - 0.12%
  6,960      845      7,805   Avery Dennison Corp.                               445,510     54,088        499,598
 21,548    2,404     23,952   Office Depot, Inc. *                               385,925     43,056        428,981
                                                                              ----------  ---------     ----------
                                                                                 831,435     97,144        928,579
                              PAPER - 0.47%
  6,062      676      6,738   Boise Cascade Corp.                                228,174     25,445        253,619
 16,755    1,958     18,713   Georgia-Pacific Corp.                              619,600     72,407        692,007
 31,669    3,725     35,394   International Paper Company                      1,415,604    166,507      1,582,111
  7,452      837      8,289   Louisiana-Pacific Corp.                            176,240     19,795        196,035
 13,833    1,551     15,384   MeadWestvaco Corp.                                 406,552     45,584        452,136
 11,400    1,405     12,805   Plum Creek Timber Company, Inc.                    371,412     45,775        417,187
  3,472      422      3,894   Temple-Inland, Inc.                                240,436     29,223        269,659
                                                                              ----------  ---------     ----------
                                                                               3,458,018    404,736      3,862,754
                              PETROLEUM SERVICES - 3.48%
 21,288    2,557     23,845   Baker Hughes, Inc.                                 801,493     96,271        897,764
 10,900    1,236     12,136   BJ Services Company                                499,656     56,658        556,314
430,845   50,224    481,069   Exxon Mobil Corp.                               19,133,826  2,230,448     21,364,274
 28,124    3,379     31,503   Halliburton Company                                851,032    102,249        953,281
 39,234    4,523     43,757   Schlumberger, Ltd.                               2,491,751    287,256      2,779,007
 21,398    2,465     23,863   Transocean, Inc. *                                 619,258     71,337        690,595
  8,300      991      9,291   Valero Energy Corp.                                612,208     73,096        685,304
                                                                              ----------  ---------     ----------
                                                                              25,009,224  2,917,315     27,926,539
                              PHARMACEUTICALS - 6.44%
103,642   11,980    115,622   Abbott Laboratories                              4,224,448    488,305      4,712,753
  8,391    1,006      9,397   Allergan, Inc.                                     751,162     90,057        841,219
  7,355      860      8,215   AmerisourceBergen Corp.                            439,682     51,411        491,093
128,926   14,929    143,855   Bristol-Myers Squibb Company                     3,158,687    365,760      3,524,447
 28,550    3,510     32,060   Caremark Rx, Inc. *                                940,437    115,619      1,056,056
 73,835    8,670     82,505   Eli Lilly & Company                              5,161,805    606,120      5,767,925
 24,012    2,841     26,853   Forest Laboratories, Inc. *                      1,359,800    160,886      1,520,686
      -    1,646      1,646   Gilead Sciences, Inc. *                                  -    110,282        110,282
 10,334    1,198     11,532   Hospira, Inc. *                                    285,218     33,065        318,283
 16,622    1,851     18,473   King Pharmaceuticals, Inc. *                       190,322     21,194        211,516
147,135   17,064    164,199   Merck & Company, Inc.                            6,988,913    810,540      7,799,453
 17,100    2,066     19,166   Mylan Laboratories, Inc.                           346,275     41,836        388,111
503,385   58,602    561,987   Pfizer, Inc.                                    17,256,038  2,008,877     19,264,915
 97,428   11,304    108,732   Schering-Plough Corp.                            1,800,469    208,898      2,009,367
  6,654      837      7,491   Watson Pharmaceuticals, Inc. *                     178,993     22,515        201,508
 88,512   10,237     98,749   Wyeth                                            3,200,594    370,170      3,570,764
                                                                              ----------  ---------     ----------
                                                                              46,282,843  5,505,535     51,788,378

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                   500 INDEX                                                                             500 INDEX
EQUITY    EQUITY    TRUST B                                                     EQUITY      EQUITY        TRUST B
 INDEX     INDEX    PROFORMA                                                    INDEX       INDEX        PROFORMA
 FUND      TRUST    COMBINED                                                     FUND       TRUST        COMBINED
 ----      -----    --------                                                     ----       -----        --------
 SHARES OR PRINCIPAL AMOUNT             SECURITY DESCRIPTION                                   VALUE
----------------------------  --------------------------------------          ------------------------------------
                              PHOTOGRAPHY - 0.07%
 18,922    2,204     21,126   Eastman Kodak Company                              510,516     59,464        569,980

                              PUBLISHING - 0.56%
 18,185    2,089     20,274   Gannett Company, Inc.                            1,542,997    177,252      1,720,249
 12,284    1,467     13,751   McGraw-Hill Companies, Inc.                        940,586    112,328      1,052,914
  2,872      384      3,256   Meredith Corp.                                     157,845     21,105        178,950
  9,832    1,144     10,976   The New York Times Company, Class A                439,589     51,148        490,737
 21,099    2,519     23,618   Tribune Company                                    960,848    114,715      1,075,563
                                                                              ----------  ---------     ----------
                                                                               4,041,865    476,548      4,518,413
                              RAILROADS & EQUIPMENT - 0.41%
 24,170    2,849     27,019   Burlington Northern Santa Fe Corp.                 847,642     99,915        947,557
 14,410    1,651     16,061   CSX Corp.                                          472,216     54,103        526,319
 25,459    3,010     28,469   Norfolk Southern Corp.                             675,173     79,825        754,998
 16,561    1,989     18,550   Union Pacific Corp.                                984,551    118,246      1,102,797
                                                                              ----------  ---------     ----------
                                                                               2,979,582    352,089      3,331,671
                              REAL ESTATE - 0.35%
  6,200      722      6,922   Apartment Investment & Management
                                Company, Class A, REIT                           193,006     22,476        215,482
 25,990    3,102     29,092   Equity Office Properties Trust, REIT               706,928     84,374        791,302
 18,386    2,150     20,536   Equity Residential, REIT                           546,616     63,919        610,535
 11,300    1,390     12,690   ProLogis, REIT                                     371,996     45,759        417,755
 12,900    1,597     14,497   Simon Property Group, Inc., REIT                   663,318     82,118        745,436
                                                                              ----------  ---------     ----------
                                                                               2,481,864    298,646      2,780,510
                              RETAIL GROCERY - 0.57%
 23,466    2,826     26,292   Albertsons, Inc. (a)                               622,788     75,002        697,790
 28,835    3,425     32,260   Safeway, Inc. *                                    730,679     86,789        817,468
  8,593    1,037      9,630   SUPERVALU, Inc.                                    263,032     31,743        294,775
 43,178    4,907     48,085   Sysco Corp.                                      1,548,795    176,014      1,724,809
 49,179    5,706     54,885   The Kroger Company *                               895,058    103,849        998,907
  8,104    1,090      9,194   Winn-Dixie Stores, Inc. (a)                         58,349      7,848         66,197
                                                                              ----------  ---------     ----------
                                                                               4,118,701    481,245      4,599,946
                              RETAIL TRADE - 5.71%
 19,020    2,304     21,324   Bed Bath & Beyond, Inc. *                          731,319     88,589        819,908
 20,807    2,488     23,295   Best Buy Company, Inc.                           1,055,747    126,241      1,181,988
  6,765      883      7,648   Big Lots, Inc. *                                    97,822     12,768        110,590
 11,603    1,528     13,131   Circuit City Stores-Circuit City Group             150,259     19,788        170,047
 30,754    3,525     34,279   Costco Wholesale Corp.                           1,263,067    144,772      1,407,839
 25,372    3,049     28,421   CVS Corp.                                        1,066,131    128,119      1,194,250
  4,824      645      5,469   Dillard's, Inc., Class A                           107,575     14,384        121,959
 22,027    2,534     24,561   Dollar General Corp.                               430,848     49,565        480,413
 11,350    1,321     12,671   Family Dollar Stores, Inc.                         345,267     40,185        385,452
 11,787    1,382     13,169   Federated Department Stores, Inc.                  578,742     67,856        646,598
146,444   17,071    163,515   Home Depot, Inc.                                 5,154,829    600,899      5,755,728
 18,083    2,166     20,249   J.C. Penney Company, Inc.                          682,814     81,788        764,602
 21,784    2,619     24,403   Kohl's Corp. *                                     921,028    110,731      1,031,759
 31,734    3,617     35,351   Limited Brands                                     593,426     67,638        661,064
 52,319    6,036     58,355   Lowe's Companies, Inc.                           2,749,363    317,192      3,066,555
 18,385    2,235     20,620   May Department Stores Company                      505,404     61,440        566,844
  8,795    1,067      9,862   Nordstrom, Inc.                                    374,755     45,465        420,220
 10,370    1,236     11,606   RadioShack Corp.                                   296,893     35,387        332,280
 14,178    1,636     15,814   Sears, Roebuck & Company                           535,361     61,775        597,136
 32,761    3,817     36,578   Staples, Inc.                                      960,225    111,876      1,072,101
 60,608    7,011     67,619   Target Corp.                                     2,574,022    297,757      2,871,779
 60,025    6,911     66,936   The Gap, Inc.                                    1,455,606    167,592      1,623,198
 33,016    3,801     36,817   The TJX Companies, Inc.                            797,006     91,756        888,762
  9,212    1,121     10,333   Tiffany & Company                                  339,462     41,309        380,771
 67,180    7,871     75,051   Walgreen Company                                 2,432,588    285,009      2,717,597
282,598   32,937    315,535   Wal-Mart Stores, Inc.                           14,909,870  1,737,756     16,647,626
                                                                              ----------  ---------     ----------
                                                                              41,109,429  4,807,637     45,917,066
                              SANITARY SERVICES - 0.28%
 21,697    2,434     24,131   Allied Waste Industries, Inc. *                    285,966     32,080        318,046
 17,172    1,974     19,146   Ecolab, Inc.                                       544,352     62,576        606,928
 37,567    4,462     42,029   Waste Management, Inc.                           1,151,429    136,760      1,288,189
                                                                              ----------  ---------     ----------
                                                                               1,981,747    231,416      2,213,163

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                   500 INDEX                                                                             500 INDEX
EQUITY    EQUITY    TRUST B                                                     EQUITY      EQUITY        TRUST B
 INDEX     INDEX    PROFORMA                                                    INDEX       INDEX        PROFORMA
 FUND      TRUST    COMBINED                                                     FUND       TRUST        COMBINED
 ----      -----    --------                                                     ----       -----        --------
 SHARES OR PRINCIPAL AMOUNT             SECURITY DESCRIPTION                                   VALUE
----------------------------  --------------------------------------          ------------------------------------
                              SEMICONDUCTORS - 3.57%
 23,600    2,719     26,319   Advanced Micro Devices, Inc. *                     375,240     43,232        418,472
 25,562    2,872     28,434   Altera Corp. *                                     567,988     63,816        631,804
 24,723    2,887     27,610   Analog Devices, Inc.                             1,163,959    135,920      1,299,879
112,154   12,948    125,102   Applied Materials, Inc. *                        2,200,461    254,040      2,454,501
 19,737    2,396     22,133   Applied Micro Circuits Corp. *                     105,001     12,747        117,748
 20,303    2,411     22,714   Broadcom Corp., Class A *                          949,571    112,762      1,062,333
426,140   49,671    475,811   Intel Corp.                                     11,761,464  1,370,920     13,132,384
 12,570    1,513     14,083   KLA-Tencor Corp. *                                 620,707     74,712        695,419
 20,446    2,373     22,819   Linear Technology Corp.                            807,004     93,662        900,666
 24,026    2,934     26,960   LSI Logic Corp. *                                  183,078     22,357        205,435
 21,777    2,473     24,250   Maxim Integrated Products, Inc.                  1,141,550    129,635      1,271,185
 40,167    4,692     44,859   Micron Technology, Inc. *                          614,957     71,835        686,792
 24,104    2,757     26,861   National Semiconductor Corp.                       530,047     60,626        590,673
 10,207    1,137     11,344   Novellus Systems, Inc. *                           320,908     35,747        356,655
 11,803    1,275     13,078   NVIDIA Corp. *                                     241,962     26,137        268,099
 12,439    1,359     13,798   PMC-Sierra, Inc. *                                 178,500     19,502        198,002
  5,834      714      6,548   QLogic Corp. *                                     155,126     18,985        174,111
 11,754    1,490     13,244   Teradyne, Inc. *                                   266,816     33,823        300,639
115,225   13,293    128,518   Texas Instruments, Inc.                          2,786,141    321,425      3,107,566
 22,084    2,665     24,749   Xilinx, Inc.                                       735,618     88,771        824,389
                                                                              ----------  ---------     ----------
                                                                              25,706,098  2,990,654     28,696,752
                              SOFTWARE - 3.96%
  7,856      875      8,731   Autodesk, Inc.                                     336,315     37,459        373,774
 16,054    1,713     17,767   BMC Software, Inc. *                               296,999     31,690        328,689
 10,669    1,306     11,975   Citrix Systems, Inc. *                             217,221     26,590        243,811
 38,763    4,492     43,255   Computer Associates International, Inc.          1,087,690    126,046      1,213,736
 27,435    2,964     30,399   Compuware Corp. *                                  181,071     19,562        200,633
 13,203    1,474     14,677   Intuit, Inc. *                                     509,372     56,867        566,239
  6,104      707      6,811   Mercury Interactive Corp. *                        304,162     35,230        339,392
712,569   82,899    795,468   Microsoft Corp.                                 20,350,971  2,367,595     22,718,566
 23,124    2,972     26,096   Novell, Inc. *                                     194,010     24,935        218,945
346,764   39,895    386,659   Oracle Corp. *                                   4,136,895    475,947      4,612,842
 20,384    2,058     22,442   Parametric Technology Corp. *                      101,920     10,290        112,210
 25,528    2,803     28,331   PeopleSoft, Inc. *                                 472,268     51,856        524,124
 33,059    3,863     36,922   Siebel Systems, Inc. *                             353,070     41,257        394,327
                                                                              ----------  ---------     ----------
                                                                              28,541,964  3,305,324     31,847,288
                              STEEL - 0.11%
  3,867      622      4,489   Allegheny Technologies, Inc.                        69,799     11,227         81,026
  4,913      607      5,520   Nucor Corp.                                        377,122     46,594        423,716
  7,229      868      8,097   United States Steel Corp.                          253,882     30,484        284,366
  5,124      668      5,792   Worthington Industries, Inc.                       105,196     13,714        118,910
                                                                              ----------  ---------     ----------
                                                                                 805,999    102,019        908,018
                              TELECOMMUNICATIONS EQUIPMENT &
                                SERVICES - 1.92%
 58,737    6,213     64,950   ADC Telecommunications, Inc. *                     166,813     17,645        184,458
 10,368    1,236     11,604   Andrew Corp. *                                     207,464     24,732        232,196
 29,715    3,410     33,125   Avaya, Inc. *                                      469,200     53,844        523,044
 44,876    4,362     49,238   CIENA Corp. *                                      166,939     16,227        183,166
 17,115    2,204     19,319   Citizens Communications Company (a)                207,092     26,668        233,760
 11,970    1,505     13,475   Comverse Technology, Inc. *                        238,682     30,010        268,692
 88,753   10,536     99,289   Corning, Inc. *                                  1,159,114    137,600      1,296,714
 95,191   11,058    106,249   JDS Uniphase Corp. *                               360,774     41,910        402,684
285,478   32,914    318,392   Lucent Technologies, Inc. * (a)                  1,079,107    124,415      1,203,522
 53,401    6,220     59,621   QUALCOMM, Inc.                                   3,897,205    453,936      4,351,141
217,295   25,434    242,729   SBC Communications, Inc.                         5,269,404    616,774      5,886,178
  9,437    1,175     10,612   Scientific-Atlanta, Inc.                           325,577     40,538        366,115
 28,695    3,195     31,890   Tellabs, Inc. *                                    250,794     27,924        278,718
                                                                              ----------  ---------     ----------
                                                                              13,798,165  1,612,223     15,410,388

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                   500 INDEX                                                                             500 INDEX
EQUITY    EQUITY    TRUST B                                                     EQUITY      EQUITY        TRUST B
 INDEX     INDEX    PROFORMA                                                    INDEX       INDEX        PROFORMA
 FUND      TRUST    COMBINED                                                     FUND       TRUST        COMBINED
 ----      -----    --------                                                     ----       -----        --------
 SHARES OR PRINCIPAL AMOUNT                SECURITY DESCRIPTION                                VALUE
----------------------------  ------------------------------------------      ------------------------------------
                              TELEPHONE - 1.93%
 20,955    2,365     23,320   ALLTEL Corp.                                     1,060,742    119,716      1,180,458
 51,385    6,097     57,482   AT&T Corp.                                         751,763     89,199        840,962
121,726   14,084    135,810   BellSouth Corp.                                  3,191,656    369,282      3,560,938
  9,805    1,067     10,872   CenturyTel, Inc.                                   294,542     32,053        326,595
117,484   13,700    131,184   Qwest Communications International, Inc. *         421,768     49,183        470,951
 92,920   10,951    103,871   Sprint Corp. (FON Group)                         1,635,392    192,738      1,828,130
181,180   21,272    202,452   Verizon Communications, Inc.                     6,556,904    769,834      7,326,738
                                                                              ----------  ---------     ----------
                                                                              13,912,767  1,622,005     15,534,772
                              TIRES & RUBBER - 0.03%
  5,206      568      5,774   Cooper Tire & Rubber Company                       119,738     13,064        132,802
 13,231    1,344     14,575   Goodyear Tire &  Rubber Company * (a)              120,270     12,217        132,487
                                                                              ----------  ---------     ----------
                                                                                 240,008     25,281        265,289
                              TOBACCO - 1.04%
134,299   15,751    150,050   Altria Group, Inc.                               6,721,665    788,338      7,510,003
  5,700      653      6,353   R.J. Reynolds Tobacco Holdings, Inc. (a)           385,263     44,136        429,399
 10,337    1,275     11,612   UST, Inc.                                          372,132     45,900        418,032
                                                                              ----------  ---------     ----------
                                                                               7,479,060    878,374      8,357,434
                              TOYS, AMUSEMENTS & SPORTING GOODS - 0.13%
 10,976    1,352     12,328   Hasbro, Inc.                                       208,544     25,688        234,232
 28,327    3,241     31,568   Mattel, Inc.                                       516,968     59,148        576,116
 13,687    1,643     15,330   Toys R Us, Inc. *                                  218,034     26,173        244,207
                                                                              ----------  ---------     ----------
                                                                                 943,546    111,009      1,054,555

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                        500 INDEX                                                                                     500 INDEX
  EQUITY      EQUITY     TRUST B                                                          EQUITY         EQUITY        TRUST B
   INDEX       INDEX     PROFORMA                                                          INDEX          INDEX        PROFORMA
   FUND        TRUST     COMBINED                                                          FUND           TRUST        COMBINED
   ----        -----     --------                                                          ----           -----        --------
     SHARES OR PRINCIPAL AMOUNT             SECURITY DESCRIPTION                                            VALUE
----------------------------------   -----------------------------------------------   --------------------------------------------
                                     TRANSPORTATION - 0.17%
     19,640      2,265      21,905   Harley-Davidson, Inc.                                1,216,502        140,294      1,356,796

                                     TRAVEL SERVICES - 0.64%
     84,624      9,814      94,438   American Express Company                             4,347,981        504,243      4,852,224
      9,067      1,067      10,134   Sabre Holdings Corp.                                   251,247         29,567        280,814
                                                                                       ------------   ------------   ------------
                                                                                          4,599,228        533,810      5,133,038
                                     TRUCKING & FREIGHT - 1.06%
     20,014      2,296      22,310   Fedex Corp.                                          1,634,944        187,560      1,822,504
      4,486        538       5,024   Navistar International Corp. *                         173,877         20,853        194,730
      4,988        499       5,487   Ryder Systems, Inc.                                    199,869         19,995        219,864
     74,800      8,655      83,455   United Parcel Service, Inc., Class B                 5,622,716        650,596      6,273,312
                                                                                       ------------   ------------   ------------
                                                                                          7,631,406        879,004      8,510,410
=================================================================================================================================
$19,563,043                          TOTAL COMMON STOCKS (Cost $819,062,053)            698,957,569   $ 81,720,207   $780,677,776
=================================================================================================================================

                                     SHORT TERM INVESTMENTS - 2.82%
                                     Federal Home Loan Mortgage Discount Notes
          -  1,000,000   1,000,000     6.04% due 07/06/2004                                       -        999,856        999,856
                                     Investments in joint trade account
 19,395,300          -  19,395,300     1.344% due 07/01/2004                             19,395,300              -     19,395,300
                                     State Street Navigator Securities Lending
          -    488,692     488,692     Prime Portfolio (b)                                        -        488,692        488,692
          -                     -    United States Treasury Bills
          -    400,000     400,000     0.93% due 07/22/2004 **                                    -        399,783        399,783
  1,395,000          -   1,395,000     1.25% due 09/09/2004                               1,391,528              -      1,391,528
=================================================================================================================================
                                     TOTAL SHORT TERM INVESTMENTS
                                     (Cost $22,675,159)                                $ 20,786,828   $  1,888,331   $ 22,675,159
=================================================================================================================================

                                     REPURCHASE AGREEMENTS - 0.08%
                                     Repurchase Agreement with State Street
                                       Corp. dated 06/30/2004 at 1.14% to be
                                       repurchased at $642,020 on 07/01/2004,
                                       collateralized by $475,000 U.S. Treasury
                                       Bond, 8.75% due 05/15/2020 (valued
          -    642,000     642,000     at $659,063, including interest).                                   642,000        642,000
=================================================================================================================================
                                     TOTAL REPURCHASE AGREEMENTS
                                     (Cost $642,000)                                                  $    642,000   $    642,000
=================================================================================================================================
                                     TOTAL INVESTMENTS (COST $842,379,212) - 99.98%    $719,744,397   $ 84,250,538   $803,994,935
                                     ASSETS IN EXCESS OF OTHER LIABILITIES - (0.02)%   $    711,671       (567,282)       138,605 ++
                                                                                       ==========================================
                                     TOTAL NET ASSETS - 100.00%                        $720,456,068   $ 83,683,256   $804,133,540
                                                                                       ==========================================

REIT     Real Estate Investment Trust

*        Non-Income Producing

** At June 30, all or a portion of this security was pledged to cover forward commitments purchased.

(a)      At June 30, 2004, all or a portion of this security was out on loan

(b)      Investment is an affiliate of the Trust's custodian bank

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $5,784 and $0 in the Equity Index Trust and Equity Index Fund, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the John Hancock Variable Series Trust Equity Index Fund ("JHVST Equity Index"), one of twenty-three investment funds offered by the John Hancock Variable Series Trust (the JHVST) and the John Hancock Trust Equity Index Trust ("JHT Equity Index"), one of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of JHVST Equity Index and JHT Equity Index in exchange for NAV shares of the John Hancock Trust 500 Index B Trust ("JHT 500 Index B"), a new acquiring portfolio that has been organized in connection with the reorganization. Under generally accepted accounting principles in the United States of America ("GAAP"), JHT 500 Index B will carry over the financial statements of JHVST Equity Index, which will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of JHT Equity Index and JHVST Equity Index incorporated by reference in the Statement of Additional Information.

As of June 30, 2004, all of the securities held by JHVST Equity Index and JHT Equity Index would comply with the compliance guidelines and/or investment restrictions of JHT 500 Index B.

Series I shares of JHT Equity Index are presently offered only to: Separate Accounts A, H, I, L, M, N and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of JHVST Equity Index are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one - time proxy, legal and other expenses of the reorganization. These estimated expenses are $5,784 and $0 in JHT Equity Index and JHVST Equity Index, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in the reorganization.

      (C) Adjustment to reflect the reduction in net assets due to the estimated expenses of the reorganization.

      (D) Adjustment to reflect the decrease in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization. Advisory fees of 0.25% for the acquired portfolio and 0.47% for the acquiring portfolio.

      (F) Adjustment to reflect the reduction in expense and elimination of duplicate expenses upon reorganization. Custody fees for the acquiring portfolio are 0.01% of net assets.

      (G)   Adjustment to reflect the advisory fee waiver upon reorganization.

      (H) Adjustment to reflect the elimination of the commission recapture reduction upon reorganization.

The advisory fees and 12b-1 distribution fees reflect an increase in advisory fees of 0.10% and an accompanying decrease in 12b-1 distribution fees of 0.10% upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK VARIABLE SERIES TRUST I - FINANCIAL INDUSTRIES FUND
JOHN HANCOCK TRUST - FINANCIAL SERVICES TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                         FINANCIAL
                                                                 FINANCIAL    FINANCIAL                SERVICES TRUST
                                                                INDUSTRIES    SERVICES     PRO FORMA     PRO FORMA
                                                                   FUND         TRUST     ADJUSTMENTS     COMBINED
                                                               ------------  -----------  -----------  --------------
ASSETS
Investments in securities, at value                            $ 60,627,490  $94,100,325                $154,727,815
     Securities on loan, at value                                         -    5,010,192                   5,010,192
     Investments in Joint Trading Account                         1,243,700            -                   1,243,700
                                                               ------------  -----------                ------------
     TOTAL INVESTMENTS IN SECURITIES, AT VALUE
     (See accompanying portfolio of investments)                 61,871,190   99,110,517                 160,981,707
Cash                                                                     26          831                         857
Receivables:
     Investments sold                                               225,315            -                     225,315
     Fund shares sold                                                     -       39,615                      39,615
     Dividends and interest                                          65,912      139,867                     205,779
     Foreign tax withholding reclaims                                     -       27,031                      27,031
Other assets                                                          2,218        2,499                       4,717
                                                               ------------  -----------                ------------
     TOTAL ASSETS                                                62,164,661   99,320,360                 161,485,021
                                                               ------------  -----------                ------------

LIABILITIES
Payables:
     Investments purchased                                          469,500            -                     469,500
     Fund shares redeemed                                                 -      186,071                     186,071
     Other payables and accrued expenses                              8,899       15,921  $  6,990  A         31,810
     Collateral for securities lending                                    -    5,123,400                   5,123,400
                                                               ------------  -----------                ------------
     TOTAL LIABILITIES                                              478,399    5,325,392                   5,810,781
                                                               ------------  -----------                ------------
NET ASSETS                                                     $ 61,686,262  $93,994,968                $155,674,240
                                                               ============  ===========                ============
NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                     $     11,000  $   130,871 ($  6,990) A   $    134,881
Accumulated undistributed net realized gain (loss) on
     investments, futures, foreign currency and forward
     foreign currency contracts                                 (10,923,000)  (3,121,836)                (14,044,836)
Unrealized appreciation (depreciation) on:
     Investments                                                  4,792,262   15,535,871                  20,328,133
     Foreign currency and forward foreign currency contracts              -          709                         709
Capital shares at par value of $.01                                  42,489       72,600     5,072  B        120,161
Additional paid-in capital                                       67,763,511   81,376,753    (5,072) B    149,135,192
                                                               ------------  -----------  --------      ------------
NET ASSETS                                                     $ 61,686,262  $93,994,968                $155,674,240
                                                               ============  ===========                ============
Investments in securities, including repurchase agreements and
     securities on loan, at identified cost                    $ 57,078,928  $83,574,646                $140,653,574
                                                               ============  ===========                ============

NET ASSET VALUES:

NAV SHARES:
Net Assets at value                                            $ 61,686,262            -         -      $ 61,686,262
                                                               ============  ===========                ============
Shares Outstanding                                                4,248,863            -   507,210  D      4,756,073
                                                               ------------  -----------  --------      ------------
Net asset value, offering and redemption price per share       $      14.52            -                $      12.97
                                                               ============  ===========                ============

SERIES I SHARES:
Net Assets at value                                                       -  $52,601,741    (3,920) C   $ 52,597,821
                                                               ============  ===========                ============
Shares Outstanding                                                        -    4,056,314         -         4,056,314
                                                               ------------  -----------  --------      ------------
Net asset value, offering and redemption price per share                  -  $     12.97                $      12.97
                                                               ============  ===========                ============

SERIES II SHARES:
Net Assets at value                                                       -  $41,362,837    (3,068) C   $ 41,359,769
                                                               ============  ===========                ============
Shares Outstanding                                                        -    3,201,340         -         3,201,340
                                                               ------------  -----------  --------      ------------
Net asset value, offering and redemption price per share                  -  $     12.92                $      12.92
                                                               ============  ===========                ============

SERIES III SHARES:
Net Assets at value                                                       -  $    30,390        (2) C   $     30,388
                                                               ============  ===========                ============
Shares Outstanding                                                        -        2,348         -             2,348
                                                               ------------  -----------  --------      ------------
Net asset value, offering and redemption price per share                  -  $     12.94                $      12.94
                                                               ============  ===========                ============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - FINANCIAL INDUSTRIES FUND
JOHN HANCOCK TRUST - FINANCIAL SERVICES TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                            FINANCIAL
                                                                  FINANCIAL    FINANCIAL                  SERVICES TRUST
                                                                 INDUSTRIES    SERVICES      PRO FORMA      PRO FORMA
                                                                    FUND         TRUST      ADJUSTMENTS      COMBINED
                                                                 -----------  -----------   ------------  ---------------
Investment Income:
      Interest                                                   $     9,260  $   680,397                  $   689,657
      Dividends                                                    1,636,393      536,453                    2,172,846
      Securities lending                                                   -       12,225                       12,225
      Less: Foreign taxes withheld                                         -      (20,075)                     (20,075)
                                                                 -----------  -----------                  -----------
      Total income                                                 1,645,653    1,209,000                  $ 2,854,653
                                                                 -----------  -----------                  -----------

Expenses:

      Investment adviser fee                                         636,712      669,465     66,224   E     1,372,401
      Distribution fee for Series I                                        -       76,144    (48,774)  F        27,370
      Distribution fee for Series II                                       -      123,004    (21,502)  F       101,502
      Distribution fee for Series III                                      -           83        (16)  F            67
      Custodian fee                                                   19,336       44,109    (19,336)  G        44,109
      Fund administration fees                                             -        9,048                        9,048
      Printing and postage fees                                       26,234        5,778                       32,012
      Audit and legal fees                                            12,552       20,376     (6,000)  G        26,928
      Registration and filing fees                                         -        1,348                        1,348
      Trustees fees and expenses                                       1,935        1,283                        3,218
      Transfer agent fee for Series III                                    -          264                          264
      Blue sky fees for Series III                                         -          424                          424
      Miscellaneous                                                    7,962        2,129                       10,091
                                                                 -----------  -----------    -------       -----------
      Expenses before reductions by investment adviser               704,731      953,455    (29,404)        1,628,782
      Less reductions of expenses by investment adviser              (20,955)        (688)    20,955   H          (688)
      Less custodian expense reduction off set by commission
      recapture arrangement                                           (6,195)           -      6,195   I             -
                                                                 -----------  -----------    -------       -----------
      Total expenses                                                 677,581      952,767     (2,254)        1,628,094
                                                                 -----------  -----------    -------       -----------
Net investment income (loss)                                         968,072      256,233                    1,226,559
                                                                 -----------  -----------                  -----------

Realized and unrealized gain (loss) on investments,
      foreign currency and forward foreign
      currency contracts:
Net realized gain (loss) on:
      Investment transactions                                      2,207,728   (1,982,296)                     225,432
      Foreign currency and forward foreign currency contracts              -          352                          352
Change in unrealized appreciation (depreciation) on:
      Investments                                                 12,302,141   15,693,181                   27,995,322
      Translation of foreign currency and forward foreign
      currency contracts                                             684,936          444                      685,380
                                                                 -----------  -----------                  -----------
      Net gain (loss) on investments, foreign currency and
      forward foreign currency contracts                          15,194,805   13,711,681                   28,906,486
                                                                 -----------  -----------                  -----------

Net increase (decrease) in net assets resulting from operations  $16,162,877  $13,967,914                  $30,133,045
                                                                 ===========  ===========                  ===========

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - FINANCIAL INDUSTRIES FUND
JOHN HANCOCK TRUST - FINANCIAL SERVICES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

   FINANCIAL         FINANCIAL     PROFORMA                                                 FINANCIAL      FINANCIAL      PROFORMA
INDUSTRIES FUND   SERVICES TRUST   COMBINED                                              INDUSTRIES FUND SERVICES TRUST   COMBINED
---------------   --------------  ----------                                             --------------- -------------- ------------
         SHARES OR PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
         -------------------------                      --------------------                                -----
                                              COMMON STOCKS - 95.91%
                                              BANKING - 28.64%
      40,653                 -        40,653  Bank of America Corp.                        $ 3,440,057               -  $  3,440,057
      48,000                 -        48,000  Bank of New York Co., Inc.                     1,415,040               -     1,415,040
      23,000            93,400       116,400  Bank One Corp.                                 1,173,000       4,763,400     5,936,400
       9,000                 -         9,000  Banknorth Group, Inc.                            292,320               -       292,320
      14,000                 -        14,000  City National Corp.                              919,800               -       919,800
           -            63,800        63,800  Commerce Bancorp, Inc. (a)                             -       3,509,638     3,509,638
      47,842            87,800       135,642  Fifth Third Bancorp                            2,572,943       4,721,884     7,294,827
       8,000                 -         8,000  First Horizon National Corp.                     363,760               -       363,760
       6,600            43,100        49,700  Golden West Financial Corp.                      701,910       4,583,685     5,285,595
      14,400                 -        14,400  M & T Bank Corp.                               1,257,120               -     1,257,120
      46,500                 -        46,500  Mellon Financial Corp.                         1,363,845               -     1,363,845
      15,000                 -        15,000  National City Corp.                              525,150               -       525,150
      18,344                 -        18,344  PNC Bank Corp.                                   973,700               -       973,700
      20,000                 -        20,000  SouthTrust Corp.                                 776,200               -       776,200
       6,500                 -         6,500  Suntrust Banks, Inc.                             422,435               -       422,435
      38,000                 -        38,000  US Bancorp                                     1,047,280               -     1,047,280
      32,942                 -        32,942  Wachovia Corp.                                 1,465,919               -     1,465,919
      46,000            84,400       130,400  Wells Fargo & Company                          2,632,580       4,830,212     7,462,792
       3,250                 -         3,250  Wintrust Financial Corp.                         164,157               -       164,157
      11,000                 -        11,000  Zions Bancorp                                    675,950               -       675,950
                                                                                           -----------     -----------  ------------
                                                                                           $22,183,166     $22,408,819  $ 44,591,985
                                              BUSINESS SERVICES - 5.00%
           -            69,300        69,300  Dun & Bradstreet Corp. *                               -       3,735,963     3,735,963
       8,800                 -         8,800  Fiserv, Inc.                                     342,232               -       342,232
      21,050                 -        21,050  Marlin Business Services Corp.                   316,381               -       316,381
           -            52,300        52,300  Moody's Corp.                                          -       3,381,718     3,381,718
                                                                                           -----------     -----------  ------------
                                                                                               658,613       7,117,681     7,776,294
                                              CONTAINERS & GLASS - 1.67%
           -            48,500        48,500  Sealed Air Corp. *                                     -       2,583,595     2,583,595
                                                                                           -----------     -----------  ------------
                                              FINANCIAL SERVICES - 18.51%
      13,750                 -        13,750  Ameritrade Holding Corp.                         156,063               -       156,063
      22,330                 -        22,330  Assured Guaranty, Ltd.                           378,494               -       378,494
       7,400                 -         7,400  Bear Stearns Cos., Inc.                          623,894               -       623,894
      63,000            96,000       159,000  Citigroup, Inc.                                2,929,500       4,464,000     7,393,500
      13,500                 -        13,500  Countrywide Credit Industries, Inc.              948,375               -       948,375
      15,000                 -        15,000  Doral Financial Corp.                            517,500               -       517,500
      22,000                 -        22,000  Federal Home Loan Mortgage Corp.               1,392,600               -     1,392,600
      25,000                 -        25,000  Federal National Mortgage Assoc.               1,784,000               -     1,784,000
      18,500                 -        18,500  Goldman Sachs Group, Inc.                      1,741,960               -     1,741,960
           -            92,500        92,500  H & R Block, Inc.                                      -       4,410,400     4,410,400
      39,000                 -        39,000  JP Morgan Chase & Co.                          1,512,030               -     1,512,030
       3,000                 -         3,000  Legg Mason, Inc.                                 273,030               -       273,030
      15,500                 -        15,500  Lehman Brothers Holdings, Inc.                 1,166,375               -     1,166,375
      48,475                 -        48,475  MBNA Corp.                                     1,250,170               -     1,250,170
      32,800                 -        32,800  Merrill Lynch & Co., Inc.                      1,770,544               -     1,770,544
       7,000                 -         7,000  Morgan Stanley, Dean Witter,
                                                 Discover & Co.                                369,390               -       369,390
       5,060                 -         5,060  National Financial Partners Corp.                178,466               -       178,466
       7,993                 -         7,993  Nelnet, Inc. - Cl. A                             141,876               -       141,876
           -            24,600        24,600  Providian Financial Corp. *                            -         360,882       360,882
      50,000                 -        50,000  State Street Corp.                             2,452,000               -     2,452,000
                                                                                           -----------     -----------  ------------
                                                                                            19,586,267       9,235,282    28,821,549
                                              HOLDINGS COMPANIES/CONGLOMERATES - 6.78%
         800             1,100         1,900  Berkshire Hathaway, Inc., Class B *            2,364,000       3,250,500     5,614,500
           -                 6             6  Berkshire Hathaway, Inc., Class A *                    -         533,700       533,700
           -            15,900        15,900  Julius Baer Holdings, Ltd. *                           -       4,413,491     4,413,491
                                                                                           -----------     -----------  ------------
                                                                                             2,364,000       8,197,691    10,561,691

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - FINANCIAL INDUSTRIES FUND
JOHN HANCOCK TRUST - FINANCIAL SERVICES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

   FINANCIAL         FINANCIAL     PROFORMA                                            FINANCIAL      FINANCIAL      PROFORMA
INDUSTRIES FUND   SERVICES TRUST   COMBINED                                         INDUSTRIES FUND SERVICES TRUST   COMBINED
---------------   --------------  ----------                                        --------------- -------------- ------------
         SHARES OR PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                           VALUE
         -------------------------                      --------------------                           -----
                                              INSURANCE - 21.17%
      13,000                 -        13,000  Ace, Ltd.                                   549,640               -       549,640
      14,500                 -        14,500  Allstate Corp.                              674,975               -       674,975
      23,000            45,800        68,800  American International Group, Inc.        1,639,440       3,264,624     4,904,064
      29,200                 -        29,200  Arch Capital Group, Ltd.                  1,164,496               -     1,164,496
      20,085                 -        20,085  Axis Capital Holdings, Ltd.                 562,380               -       562,380
      13,795                 -        13,795  Benfield                                     63,023               -        63,023
           -            19,000        19,000  China Life Insurance Company,
                                                 Ltd., ADR * (a)                                -         450,110       450,110
           -            79,960        79,960  Cincinnati Financial Corp.                        -       3,479,859     3,479,859
      27,200                 -        27,200  Conseco, Inc.                               541,280               -       541,280
       8,500                 -         8,500  Direct General Corp.                        274,210               -       274,210
           -            25,400        25,400  Everest Re Group, Ltd.                            -       2,041,144     2,041,144
           -            26,800        26,800  FPIC Insurance Group, Inc. * (a)                  -         661,692       661,692
      18,483                 -        18,483  Genworth Financial, Inc. - Cl. A            424,185               -       424,185
      10,000                 -        10,000  Hartford Financial Services
                                                 Group, Inc.                              687,400               -       687,400
           -            33,800        33,800  Loews Corp.                                       -       2,026,648     2,026,648
           -             6,400         6,400  Markel Corp. *                                    -       1,776,000     1,776,000
      40,000                 -        40,000  Marsh & McLennan Cos., Inc.               1,815,200               -     1,815,200
      11,000                 -        11,000  Metlife, Inc.                               394,350               -       394,350
       3,750                 -         3,750  Montpelier Re Holdings, Ltd.                131,062               -       131,062
      22,000                 -        22,000  PartnerRe, Ltd.                           1,248,060               -     1,248,060
           -            21,000        21,000  Progressive Corp.                                 -       1,791,300     1,791,300
       4,000                 -         4,000  Prudential Financial, Inc.                  185,880               -       185,880
      14,750                 -        14,750  Radian Group, Inc.                          706,525               -       706,525
      18,000                 -        18,000  Renaissancere Holdings, Ltd.                971,100               -       971,100
      22,500                 -        22,500  Scottish Annuity & Life                     523,125               -       523,125
      12,900                 -        12,900  Torchmark, Inc.                             694,020               -       694,020
       6,200            43,550        49,750  Transatlantic Holdings, Inc. (a)            502,138       3,527,115     4,029,253
       2,050                 -         2,050  United National Group,
                                                 Ltd. - Cl. A                              30,975               -        30,975
       2,000                 -         2,000  XL Capital, Ltd. - Cl. A                    150,920               -       150,920
                                                                                      -----------     -----------  ------------
                                                                                       13,934,384      19,018,492    32,952,876
                                              MANUFACTURING - 3.90%
           -           183,400       183,400  Tyco International, Ltd.                          -       6,077,876     6,077,876
                                                                                      -----------     -----------  ------------

                                              TOBACCO - 2.30%
           -            71,500        71,500  Altria Group, Inc.                                -       3,578,575     3,578,575
                                                                                      -----------     -----------  ------------
                                              TRAVEL SERVICES - 7.94%
      37,000           203,700       240,700  American Express Company                  1,901,060      10,466,106    12,367,166
-------------------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (Cost $128,983,474)                     $60,627,490     $88,684,117  $149,311,607
-------------------------------------------------------------------------------------------------------------------------------

                                              SHORT TERM INVESTMENTS - 7.50%
                                              Galleon Capital LLC
           -        $2,248,000    $2,248,000     1.05% due 07/01/2004                           -       2,248,000     2,248,000
                                              Investment in joint
                                                 trading account
   1,243,700                 -     1,243,700  1.344% due 07/01/04                       1,243,700               -     1,243,700
                                              San Paolo U.S. Finance Company
           -         3,055,000     3,055,000     1.06% due 07/01/2004                           -       3,055,000     3,055,000
                                              State Street Navigator
                                                 Securities Lending
           -         5,123,400     5,123,400     Prime Portfolio (c)                            -       5,123,400     5,123,400
-------------------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT TERM INVESTMENTS
                                              (Cost $11,670,100)                      $ 1,243,700     $10,426,400  $ 11,670,100
-------------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST $140,653,574)
                                                 - 103.41%                            $61,871,190     $99,110,517  $160,981,707
                                              LIABILITIES IN EXCESS OF OTHER
                                                 ASSETS - (3.41)%                        (184,928)     (5,115,549)   (5,307,467) ++
                                                                                      -----------     -----------  ------------
                                              TOTAL NET ASSETS - 100.00%              $61,686,262     $93,994,968  $155,674,240
                                                                                      ===========     ===========  ============

FOOTNOTES

Percentages are stated as a percent of net assets.

Key to Security Abbreviations and Legend

ADR   American Depository Receipts

*     Non-Income Producing

(a)   All or a portion of this security was out on loan

(c)   Investment is an affiliate of the Trust's subadvisor or custodian bank

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $6,990 and $0 in Financial services and Financial Industries, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the John Hancock Variable Series Trust Financial Industries Fund ("JHVST Financial Industries") one of twenty-three investment funds offered by the John Hancock Variable Series Trust (the JHVST) and the John Hancock Trust Financial Services Trust ("JHT Financial Services"), one of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of JHVST Financial Industries in exchange for shares of JHT Financial Services. Under generally accepted accounting principles in the United States of America ("GAAP"), JHT Financial Services will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of JHVST Financial Industries and JHT Financial Services incorporated by reference in the Statement of Additional Information.

As of June 30, 2004, all of the securities held by JHVST Financial Industries would comply with the compliance guidelines and/or investment restrictions of JHT Financial Services.

Series I , II and III shares of JHT Financial Services are presently offered only to: Separate Accounts A, H,I, L, M, N and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of JHVST Financial Industries are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one - time proxy, legal and other expenses of the reorganization. These estimated expenses are $6,990 and $0 in JHT Financial Services and JHVST Financial Industries, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares issued in the reorganization.

      (C) Adjustment to reflect the reduction in net assets due to estimated expenses of the reorganization.

      (D) Adjustment to reflect the increase in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization.

      (F) Adjustment to reflect the change in 12b-1 distribution fees upon reorganization.

      (G) Adjustment to reflect the reduction in expense and elimination of duplicate expenses upon reorganization.

      (H)   Adjustment to reflect the advisory fee waiver upon reorganization.

      (I) Adjustment to reflect the elimination of the commission recapture reduction upon reorganization.

The advisory fees and 12b-1 distribution fees reflect an increase in advisory fees of 0.10% and an accompanying decrease in 12b-1 distribution fees of 0.10% upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                                      GLOBAL
                                                                      GLOBAL         GLOBAL                         BOND TRUST
                                                                       BOND           BOND          PRO FORMA       PRO FORMA
                                                                       FUND          TRUST         ADJUSTMENTS       COMBINED
                                                                   -------------  -------------    -----------     -------------
ASSETS
Investments in securities, at value                                $105,908,124   $579,428,075                     $685,336,199
      Securities on loan, at value                                   10,032,000     77,228,191                       87,260,191
      Repurchase agreements, at value                                         -     52,600,000                       52,600,000
                                                                   ------------   ------------                     ------------
      TOTAL INVESTMENTS IN SECURITIES, AT VALUE (See accompanying
        portfolio of investments)                                   115,940,124    709,256,266                      825,196,390
Cash                                                                          -          4,549                            4,549
Foreign Currency                                                              -      7,362,612                        7,362,612
Receivables:
      Forward foreign currency contracts                                108,459        785,600                          894,059
      Investments sold                                                   12,048      5,995,649                        6,007,697
      Fund shares sold                                                        -      1,217,071                        1,217,071
      Variation margin for open futures contracts                             -      1,365,550                        1,365,550
      Dividends and interest                                                  -      8,339,543                        8,339,543
      Interest on swap agreement                                      1,803,000         90,834                        1,893,834
      Foreign tax withholding reclaims                                        -            527                              527
Interest rate swap contract                                                   -      3,193,794                        3,193,794
Other assets                                                                  -         11,959                           11,959
                                                                   ------------   ------------                     ------------
      TOTAL ASSETS                                                  117,863,631    737,623,954                      855,487,585
                                                                   ------------   ------------                     ------------

LIABILITIES
Payables:
      Forward foreign currency contracts                                312,000        312,101                          624,101
      Investments purchased                                                   -     26,086,923                       26,086,923
      Fund shares redeemed                                                    -         75,628                           75,628
      Interest on swap agreement                                              -        330,664                          330,664
      Dividend and interest withholding tax                               1,395          4,328                            5,723
      Other payables and accrued expenses                                41,821         38,116    $    20,171  A        100,108
      Collateral for securities lending                              10,032,000     78,846,197                       88,878,197
Written options outstanding, at value                                         -        464,369                          464,369
                                                                   ------------   ------------                     ------------
      TOTAL LIABILITIES                                              10,387,216    106,158,326                      116,565,713
                                                                   ------------   ------------                     ------------
NET ASSETS                                                         $107,476,415   $631,465,628                     $738,921,872
                                                                   ============   ============                     ============

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                         $    361,800   $  4,668,086   ($    20,171) A   $  5,009,715
Accumulated undistributed net realized gain (loss) on
      investments, futures, foreign currency and forward
      foreign currency contracts                                        209,450     (4,905,239)                      (4,695,789)
Unrealized appreciation (depreciation) on:
      Investments                                                     9,409,984      2,751,128                       12,161,112
      Futures contracts                                                       -        694,963                          694,963
      Written options contracts                                               -        590,562                          590,562
      Interest rate swaps                                                     -      3,193,794                        3,193,794
      Foreign currency and forward foreign currency contracts          (198,271)       412,639                          214,368
Capital shares at par value of $.01                                           -        434,090         73,765  B        507,855
Additional paid-in capital                                           97,693,453    623,625,605        (73,765) B    721,245,293
                                                                   ------------   ------------   ------------      ------------
NET ASSETS                                                         $107,476,415   $631,465,628                     $738,921,872
                                                                   ============   ============                     ============
Investments in securities, including repurchase agreements and
      securities on loan, at identified cost                       $106,530,140   $706,505,138                     $813,035,278
                                                                   ------------   ------------                     ------------
Foreign currency, at identified cost                                          -   $  7,371,910                     $  7,371,910
                                                                   ============   ============                     ============

NET ASSET VALUES:

NAV SHARES:
Net Assets at value                                                $107,476,415              -         (2,934) C   $107,473,481
                                                                   ============   ============                     ============
Shares Outstanding                                                    9,262,823              -     (1,886,267) D      7,376,556
                                                                   ------------   ------------   ------------      ------------
Net asset value, offering and redemption price per share           $      11.60              -                     $      14.57
                                                                   ============   ============                     ============

SERIES I SHARES:
Net Assets at value                                                           -   $384,139,208        (10,507) C   $384,128,701
                                                                   ============   ============                     ============
Shares Outstanding                                                            -     26,369,423              -        26,369,423
                                                                   ------------   ------------   ------------      ------------
Net asset value, offering and redemption price per share                      -   $      14.57                     $      14.57
                                                                   ============   ============                     ============

SERIES II SHARES:
Net Assets at value                                                           -   $247,183,753         (6,726) C   $247,177,027
                                                                   ============   ============                     ============
Shares Outstanding                                                            -     17,029,720              -        17,029,720
                                                                   ------------   ------------   ------------      ------------
Net asset value, offering and redemption price per share                      -         $14.51                     $      14.51
                                                                   ============   ============                     ============

SERIES III SHARES:
Net Assets at value                                                           -   $    142,667             (4) C   $    142,663
                                                                   ============   ============                     ============
Shares Outstanding                                                            -          9,810              -             9,810
                                                                   ------------   ------------   ------------      ------------
Net asset value, offering and redemption price per share                      -   $      14.54                     $      14.54
                                                                   ============   ============                     ============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                                         GLOBAL
                                                                     GLOBAL            GLOBAL                          BOND TRUST
                                                                      BOND              BOND          PRO FORMA        PRO FORMA
                                                                      FUND              TRUST        ADJUSTMENTS        COMBINED
                                                                   ------------     ------------     -----------      ------------
Investment Income:
      Interest                                                     $  3,789,463     $ 12,927,757                      $ 16,717,220
      Dividends                                                               -           61,100                            61,100
      Securities lending                                                  5,330           41,651                            46,981
      Less: Foreign taxes withheld                                      (14,446)          (2,497)                          (16,943)
                                                                   ------------     ------------                      ------------
      Total income                                                    3,780,347       13,028,011                      $ 16,808,358
                                                                   ------------     ------------                      ------------

Expenses:
      Investment adviser fee                                            880,653        2,378,150       1,292,129  E      4,550,932
      Distribution fee for Series I                                           -          414,174        (235,234) F        178,940
      Distribution fee for Series II                                          -          420,712        (120,204) F        300,508
      Distribution fee for Series III                                         -              194             (43) F            151
      Custodian fee                                                      96,171          344,443         (96,171) G        344,443
      Fund administration fees                                                -           40,231                            40,231
      Printing and postage fees                                          18,218           24,625                            42,843
      Audit and legal fees                                               24,067           39,922         (13,000) G         50,989
      Registration and filing fees                                            -            5,599                             5,599
      Trustees fees and expenses                                          3,340            5,512                             8,852
      Blue Sky                                                                -              286                               286
      Transfer Agent                                                          -              774                               774
      Miscellaneous                                                       5,414           14,330                            19,744
                                                                   ------------     ------------     -----------      ------------
      Expenses before reductions by investment adviser                1,027,863        3,688,952         827,477         5,544,292
      Less reductions of expenses by investment adviser                 (17,331)          (1,060)         17,331  H         (1,060)
                                                                   ------------     ------------     -----------      ------------
      Total expenses                                                  1,010,532        3,687,892         844,808         5,543,232
                                                                   ------------     ------------     -----------      ------------
Net investment income (loss)                                          2,769,815        9,340,119                        11,265,126
                                                                   ------------     ------------                      ------------

Realized and unrealized gain (loss) on investments, foreign
      currency and forward foreign currency contracts:
Net realized gain (loss) on:
      Investment transactions                                           693,379        4,805,578                         5,498,957
      Futures contracts                                                       -        2,829,012                         2,829,012
      Written options contracts                                               -       (2,532,376)                       (2,532,376)
      Interest rate swaps                                                     -       (3,703,118)                       (3,703,118)
      Foreign currency and forward foreign currency contracts         2,055,604        6,915,220                         8,970,824
Change in unrealized appreciation (depreciation) on:
      Investments                                                      (365,231)     (15,040,290)                      (15,405,521)
      Futures contracts                                                       -        1,441,635                         1,441,635
      Written options contracts                                               -          187,832                           187,832
      Interest rate swaps                                                     -        7,022,721                         7,022,721
      Translation of foreign currency and forward foreign
        currency contracts                                             (118,498)           3,357                          (115,141)
                                                                   ------------     ------------                      ------------
      Net gain (loss) on investments, foreign currency and
        forward foreign currency contracts                            2,265,254        1,929,571                         4,194,825
                                                                   ------------     ------------                      ------------

Net increase (decrease) in net assets resulting from operations    $  5,035,069       11,269,690                        15,459,951
                                                                   ============     ============                      ============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  GLOBAL       GLOBAL     PROFORMA                                                        GLOBAL      GLOBAL      PROFORMA
BOND FUND    BOND TRUST   COMBINED                                                       BOND FUND  BOND TRUST    COMBINED
------------ ---------- ------------                                                    ----------- ----------- ------------
    SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                  VALUE
    --------------------------                   --------------------                                  -----
                                     PREFERRED STOCKS - 0.34%
                                     UNITED STATES - 0.34%
           -        236          236 DG Funding Trust *                                           - $ 2,537,000 $  2,537,000
----------------------------------------------------------------------------------------------------------------------------
                                     TOTAL PREFERRED STOCKS (Cost $2,501,600)                     - $ 2,537,000 $  2,537,000
----------------------------------------------------------------------------------------------------------------------------
                                     U.S. TREASURY OBLIGATIONS - 14.46%
                                     U.S. TREASURY BONDS - 4.38%
$    500,000          - $    500,000    5.25% due 02/15/2029                                490,235           -      490,235
           -  1,300,000    1,300,000    6.25% due 08/15/2023 (a)***                               -   1,439,547    1,439,547
   1,000,000          -    1,000,000    6.375% due 08/15/2027                             1,128,711           -    1,128,711
           - 15,400,000   15,400,000    7.50% due 11/15/2016 (a)***                               -  18,984,704   18,984,704
           -  6,400,000    6,400,000    8.125% due 08/15/2019 (a)***                              -   8,382,003    8,382,003
   1,425,000          -    1,425,000    8.875% due 08/15/2017                             1,952,639           -    1,952,639
                                                                                        ----------- ----------- ------------
                                                                                          3,571,585  28,806,254   32,377,839
                                     U.S. TREASURY NOTES - 9.14%
           - 39,000,000   39,000,000    1.875% due 12/31/2005 (a)***                              -  38,675,520   38,675,520
     550,000          -      550,000    2.00% due 11/30/2004                                550,924           -      550,924
           -  1,017,240    1,017,240    2.00% due 01/15/2014 (a)***                               -   1,011,200    1,011,200
           -  6,272,280    6,272,280    3.00% due 07/15/2012 (a)***                               -   6,780,924    6,780,924
   2,500,000          -    2,500,000    3.25% due 08/15/2007                              2,502,245           -    2,502,245
           -  4,427,795    4,427,795    3.50% due 01/15/2011 (a)***                               -   4,916,234    4,916,234
           -  1,005,462    1,005,462    4.25% due 01/15/2010 (a)***                               -   1,150,782    1,150,782
     250,000          -      250,000    5.75% due 08/15/2010                                272,578           -      272,578
     500,000  8,500,000    9,000,000    6.50% due 02/15/2010                                563,399   9,577,775   10,141,174
   1,450,000          -    1,450,000    6.875% due 05/15/2006                             1,560,902           -    1,560,902
                                                                                        ----------- ----------- ------------
                                                                                          5,450,048  62,112,435   67,562,483
                                     U.S. TREASURY STRIPS - 0.94%
           - 14,800,000   14,800,000    zero coupon PO due 05/15/2017 to 02/15/2019 (a)           -   6,943,637    6,943,637
----------------------------------------------------------------------------------------------------------------------------
                                     TOTAL U.S. TREASURY OBLIGATIONS
                                     (Cost $109,185,806)                                $ 9,021,633 $97,862,326 $106,883,959
----------------------------------------------------------------------------------------------------------------------------

                                     U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.20%
                                     FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.06%
           -    400,000      400,000    5.375% due 08/16/2006 ***                                 -     401,699      401,699
           -     61,739       61,739    5.50% due 07/15/2031 ***                                  -      62,491       62,491
                                                                                        ----------- ----------- ------------
                                                                                                  -     464,190      464,190
                                     FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.41%
           -  2,684,096    2,684,096    1.65% due 03/25/2044 (b)***                               -   2,682,690    2,682,690
 100,000,000          -  100,000,000    2.13% due 10/09/2007                                961,852           -      961,852
           -    273,246      273,246    2.24% due 09/25/2032 (b)***                               -     272,822      272,822
           -  2,600,000    2,600,000    4.64% due 01/30/2008 ***                                  -   2,605,899    2,605,899
           -  2,955,356    2,955,356    5.50% due 02/01/2034 to 03/01/2034 ***                    -   2,945,048    2,945,048
     900,000          -      900,000    6.00% due 05/15/2008                                969,377           -      969,377
                                                                                        ----------- ----------- ------------
                                                                                          1,931,229   8,506,459   10,437,688
                                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.17%
           -    109,253      109,253    3.375% due 02/20/2024 (b)***                              -     109,182      109,182
           -    395,478      395,478    5.25% due 06/20/2030 (b)***                               -     392,202      392,202
           -    170,136      170,136    6.00% due 04/20/2030 to 05/20/2030 (b)***                 -     170,635      170,635
           -    204,947      204,947    6.25% due 01/20/2030 (b)***                               -     202,908      202,908
           -     56,014       56,014    6.375% due 03/20/2028 (b)***                              -      56,081       56,081
           -    327,000      327,000    6.625% due 11/20/2023 to 10/20/2026 (b)***                -     330,571      330,571
                                                                                        ----------- ----------- ------------
                                                                                                  -   1,261,579    1,261,579
                                     SMALL BUSINESS ADMINISTRATION - 0.33%
           -    371,808      371,808    7.22% due 11/01/2020 ***                                  -     407,153      407,153
           -  1,600,000    1,600,000    4.12% due 03/10/2014 ***                                  -   1,466,746    1,466,746
           -    551,916      551,916    6.64% due 02/01/2011 ***                                  -     585,679      585,679
                                                                                        ----------- ----------- ------------
                                                                                                  -   2,459,578    2,459,578
                                     TENNESSE VALLEY AUTHORITY - 0.23%
           -  1,600,000    1,600,000 4.875% due 12/15/2016 (a)***                                 -   1,670,619    1,670,619
----------------------------------------------------------------------------------------------------------------------------
                                     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                     (Cost $16,487,871)                                 $ 1,931,229 $14,362,425 $ 16,293,654
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  GLOBAL       GLOBAL     PROFORMA                                                        GLOBAL      GLOBAL     PROFORMA
BOND FUND    BOND TRUST   COMBINED                                                       BOND FUND  BOND TRUST   COMBINED
------------ ---------- ------------                                                    ----------- ----------- -----------
    SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                  VALUE
    --------------------------                   --------------------                                  -----
                                     FOREIGN GOVERNMENT OBLIGATIONS - 40.16%
                                     AUSTRALIA - 0.12%
                                     Australian Commonwealth
          -     700,000     700,000     4.00% due 08/20/2010                       AUD            -     678,836     678,836
    250,000           -     250,000     5.75% due 06/15/2011                                173,032           -     173,032
                                                                                        ----------- ----------- -----------
                                                                                            173,032     678,836     851,868
                                     AUSTRIA - 0.73%
                                     Republic of Austria
          -   2,900,000   2,900,000     5.25% due 01/04/2011 ***                   EUR            -   3,795,129   3,795,129
          -   1,200,000   1,200,000     5.50% due 01/15/2010 ***                                  -   1,578,657   1,578,657
                                                                                        ----------- ----------- -----------
                                                                                                  -   5,373,786   5,373,786
                                     BELGIUM - 0.17%
                                     Kingdom of Belgium
          -     100,000     100,000     6.25% due 03/28/2007 ***                                  -     132,042     132,042
          -     800,000     800,000     7.50% due 07/29/2008 ***                                  -   1,121,334   1,121,334
                                                                                        ----------- ----------- -----------
                                                                                                  -   1,253,376   1,253,376
                                     BRAZIL - 0.28%
                                     Federative Republic of Brazil
          -     131,840     131,840     2.062% due 04/15/2006 (b)***                 $            -     130,278     130,278
          -   2,214,883   2,214,883     2.125% due 04/15/2009 to 04/15/2012 (b)***                -   1,947,195   1,947,195
                                                                                        ----------- ----------- -----------
                                                                                                  -   2,077,473   2,077,473
                                     CANADA - 1.76%
                                     Government of Canada
    650,000  11,000,000  11,650,000     5.50% due 06/01/2009 to 06/01/2010 ***     CAD      509,275   8,627,070   9,136,345
          -   1,500,000   1,500,000     6.00% due 06/01/2011 (a)***                               -   1,205,505   1,205,505
          -   2,800,000   2,800,000     6.00% due 06/01/2008 ***                                  -   2,234,820   2,234,820
    125,000           -     125,000     7.00% due 12/01/2006                                100,687           -     100,687
    250,000           -     250,000     7.25% due 06/01/2007                                204,451           -     204,451
                                     Province of British Columbia
    125,000           -     125,000     6.35% due 06/18/2031                                100,722           -     100,722
                                                                                        ----------- ----------- -----------
                                                                                            915,135  12,067,395  12,982,530
                                     FINLAND - 0.37%
                                     Republic of Finland
  2,030,000           -   2,030,000     5.75% due 02/23/2011                       FIM    2,729,452           -   2,729,452

                                     FRANCE - 5.77%
                                     Government of France
          -   4,000,000   4,000,000     3.00% due 07/12/2008 ***                   EUR            -   4,795,243   4,795,243
          -     140,000     140,000     4.00% due 04/25/2009 ***                                  -     173,621     173,621
          -   5,200,000   5,200,000     4.50% due 07/12/2006 ***                                  -   6,544,727   6,544,727
          -   8,800,000   8,800,000     5.00% due 01/12/2006 ***                                  -  11,099,274  11,099,274
  3,570,000           -   3,570,000     5.00% due 10/25/2011                              4,595,738           -   4,595,738
  6,580,000           -   6,580,000     5.25% due 04/25/2008                              8,542,159           -   8,542,159
          -   5,190,000   5,190,000     5.50% due 04/25/2010 ***                                  -   6,870,048   6,870,048
                                                                                        ----------- ----------- -----------
                                                                                         13,137,897  29,482,913  42,620,810
                                     GERMANY - 19.07%
                                     Federal Republic of Germany
          -  15,600,000  15,600,000     3.75% due 07/04/2013 ***                   EUR            -  18,272,662  18,272,662
          -   1,040,000   1,040,000     4.50% due 01/04/2013 (a)***                               -   1,291,907   1,291,907
  3,000,000           -   3,000,000     4.50% due 07/04/2009                              3,800,295           -   3,800,295
          -  10,010,000  10,010,000     4.50% due 07/04/2009  ***                                 -  12,662,613  12,662,613
    830,000           -     830,000     5.00% due 02/17/2006                              1,048,260           -   1,048,260
          -   9,800,000   9,800,000     5.00% due 01/04/2012 to 07/04/2012 ***                    -  12,620,229  12,620,229
  7,500,000           -   7,500,000     5.25% due 01/04/2008 & 01/04/2011                 9,823,536           -   9,823,536
          -  25,800,000  25,800,000     5.25% due 07/04/2010 to 01/04/2011 ***                    -  33,760,261  33,760,261
          -  12,300,000  12,300,000     5.625% due 01/04/2028 ***                                 -  16,423,952  16,423,952
  1,900,000           -   1,900,000     6.00% due 07/04/2007                              2,503,549           -   2,503,549
  1,250,000           -   1,250,000     6.25% due 01/04/2030                              1,811,434           -   1,811,434
          -   2,500,000   2,500,000     6.25% due 04/26/2006 to 01/04/2030 ***                    -   3,356,236   3,356,236
          -  15,860,000  15,860,000     6.50% due 07/04/2027                                      -  23,530,613  23,530,613
                                                                                        ----------- ----------- -----------
                                                                                         18,987,074 121,918,473 140,905,547

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  GLOBAL       GLOBAL      PROFORMA                                                        GLOBAL      GLOBAL     PROFORMA
BOND FUND    BOND TRUST    COMBINED                                                       BOND FUND  BOND TRUST   COMBINED
------------ ----------  ------------                                                    ----------- ----------- ----------
    SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                  VALUE
    --------------------------                   --------------------                                  -----
                                      GREECE - 0.05%
                                      Hellenic Republic
     293,000           -      293,000    8.80% due 06/19/2007                                414,743           -    414,743

                                      ITALY - 0.31%
                                      Republic of Italy
           -     140,000      140,000    4.25% due 11/01/2009                                      -     174,610    174,610
           -     560,000      560,000    5.50% due 11/01/2010                                      -     741,550    741,550
           -   1,000,000    1,000,000    7.75% due 11/01/2006                                      -   1,349,776  1,349,776
                                                                                         ----------- ----------- ----------
                                                                                                   -   2,265,936  2,265,936
                                      JAPAN - 3.49%
                                      Government of Japan, Series 22
           - 720,000,000  720,000,000    0.30% due 12/20/2007 ***                   JPY            -   6,545,655  6,545,655
 160,000,000           -  160,000,000    0.50% due 06/20/2013                              1,321,519           -  1,321,519
 685,000,000           -  685,000,000    0.90% due 12/22/2008                              6,323,237           -  6,323,237
 320,000,000           -  320,000,000    1.10% due 03/21/2011                              2,900,410           -  2,900,410
           - 640,000,000  640,000,000    1.60% due 09/20/2013 ***                                  -   5,803,699  5,803,699
 300,000,000           -  300,000,000    1.80% due 03/22/2010                              2,866,320           -  2,866,320
                                                                                         ----------- ----------- ----------
                                                                                          13,411,486  12,349,354 25,760,840
                                      MEXICO - 0.04%
                                      Government of Mexico
           -  28,000,000   28,000,000    6.75% due 06/06/2006 ***                                  -     284,622    284,622

                                      NETHERLANDS - 0.24%
                                      Government of Netherlands
   1,220,000           -    1,220,000    5.50% due 01/15/2028                       EUR    1,609,330           -  1,609,330
                                      Kingdom of Netherlands
           -     100,000      100,000    5.00% due 07/15/2011 ***                                  -     129,033    129,033
                                                                                         ----------- ----------- ----------
                                                                                           1,609,330     129,033  1,738,363
                                      NEW ZEALAND - 0.04%
                                      Government of New Zealand
     500,000           -      500,000    8.00% due 11/15/2006                                329,776           -    329,776

                                      NORWAY - 0.08%
                                      Kingdom of Norway
   3,850,000           -    3,850,000    6.00% due 05/16/2011                                609,523           -    609,523

                                      PANAMA - 0.03%
                                      Republic of Panama
           -     250,000      250,000    8.875% due 09/30/2027 ***                    $            -     242,500    242,500

                                      PERU - 0.11%
                                      Republic of Peru
           -     910,000      910,000    5.00% due 03/07/2017 (b)***                               -     773,500    773,500

                                      RUSSIA - 0.15%
                                      Government of Russia
           -   1,000,000    1,000,000    10.00% due 06/26/2007 ***                                 -   1,125,250  1,125,250

                                      SOUTH AFRICA - 0.03%
                                      Republic of South Africa
           -     210,000      210,000    8.375% due 10/17/2006 ***                                 -     230,160    230,160

                                      SPAIN - 1.05%
                                      Kingdom of Spain
 120,000,000           -  120,000,000    3.10% due 09/20/2006                       EUR    1,162,733           -  1,162,733
           -   2,910,000    2,910,000    5.15% due 07/30/2009 ***                                  -   3,790,205  3,790,205
   2,000,000           -    2,000,000    6.15% due 01/31/2013                              2,768,894           -  2,768,894
                                                                                         ----------- ----------- ----------
                                                                                           3,931,627   3,790,205  7,721,832

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  GLOBAL       GLOBAL      PROFORMA                                                        GLOBAL      GLOBAL       PROFORMA
BOND FUND    BOND TRUST    COMBINED                                                       BOND FUND  BOND TRUST     COMBINED
------------ ----------  ------------                                                    ----------- ------------ ------------
    SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                  VALUE
    --------------------------                   --------------------                                  -----
                                      SWEDEN - 0.47%
                                      Kingdom of Sweden
 11,000,000            -  11,000,000     5.25% due 03/15/2011                              1,534,534            -    1,534,534
                                      Swedish Government
 14,200,000            -  14,200,000     5.00% due 01/28/2009                              1,963,396            -    1,963,396
                                                                                         ----------- ------------ ------------
                                                                                           3,497,930            -    3,497,930
                                      UNITED KINGDOM - 5.80%
                                      United Kingdom Treasury
          -      270,000     270,000     4.00% due 03/07/2009 ***                   GBP            -      468,177      468,177
    320,000            -     320,000     4.25% due 06/07/2032                                530,121            -      530,121
          -   13,230,000  13,230,000     5.00% due 03/07/2012 to 09/07/2014 ***                    -   23,824,642   23,824,642
     50,000            -      50,000     6.00% due 12/07/2028                                105,039            -      105,039
    660,000            -     660,000     7.25% due 12/07/2007                              1,279,553            -    1,279,553
          -      550,000     550,000     7.25% due 12/07/2007 ***                                  -    1,065,397    1,065,397
          -    6,700,000   6,700,000     8.00% due 09/27/2013 ***                                  -   14,719,419   14,719,419
    375,000            -     375,000     8.00% due 12/07/2015 & 06/07/2021                   871,134            -      871,134
                                                                                         ----------- ------------ ------------
                                                                                           2,785,847   40,077,635   42,863,482
------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                      (Cost $291,220,352)                                $62,532,852 $234,120,447 $296,653,299
------------------------------------------------------------------------------------------------------------------------------

                                      CORPORATE BONDS - 8.24%
                                      AUSTRALIA - 0.60% Queensland
                                      Treasury Corp.
          -    6,300,000   6,300,000     6.50% due 06/14/2005 ***                   AUD            -    4,426,862    4,426,862

                                      CANADA - 0.04%
                                      Rogers Cablesystems, Ltd.
          -      300,000     300,000     10.00% due 03/15/2005 ***                    $            -      311,410      311,410

                                      CAYMAN ISLANDS - 0.22%
                                      Pylon, Ltd., Class B Catastrophe Bond         EUR
          -      600,000     600,000     6.019% due 12/22/2008 (b)                                 -      745,038      745,038
                                      Residential Reinsurance Ltd., Series 2002
          -      300,000     300,000     6.02% due 12/01/2005 (b)                     $            -      303,000      303,000
                                      Vita Capital, Ltd., 2003-1
          -      600,000     600,000     2.95% due 01/01/2007 (b)                                  -      605,022      605,022
                                                                                         ----------- ------------ ------------
                                                                                                   -    1,653,060    1,653,060
                                      DENMARK - 0.44%
                                      Nykredit
  6,613,414            -   6,613,414     5.00% due 10/01/2035                       DKK    1,039,951            -    1,039,951
          -    1,789,446   1,789,446     6.00% due 10/01/2029 ***                                  -      303,676      303,676
                                      Realkredit Danmark
 11,724,637            -  11,724,637     5.00% due 10/01/2035                              1,842,723            -    1,842,723
                                      Unikredit Realred
          -      354,986     354,986     6.00% due 07/01/2029 ***                                  -       60,348       60,348
                                                                                         ----------- ------------ ------------
                                                                                           2,882,674      364,024    3,246,698
                                      FRANCE - 0.08%
                                      Axa, SA
          -      231,700     231,700     3.75% due 01/01/2017 ***                   EUR            -      566,725      566,725

                                      GERMANY - 0.21%
                                      Bayer Hypo Vereins
    400,000            -     400,000     6.00% due 02/14/2014                                517,330            -      517,330
                                      Kredit Fuer Wiederaufbau
    250,000            -     250,000     5.00% due 07/04/2011                                322,199            -      322,199
                                      Landesbank Baden Wurttemberg
          -      200,000     200,000     5.50% due 04/02/2007 ***                                  -      258,261      258,261
                                      Lbank Rheinland Pfalz Giro
          -      330,000     330,000     4.75% due 04/04/2008 ***                                  -      420,665      420,665
                                                                                         ----------- ------------ ------------
                                                                                             839,529      678,926    1,518,455

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  GLOBAL       GLOBAL      PROFORMA                                                        GLOBAL      GLOBAL    PROFORMA
BOND FUND    BOND TRUST    COMBINED                                                       BOND FUND  BOND TRUST  COMBINED
------------ ----------  ------------                                                    ----------- ----------  ---------
    SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                  VALUE
    --------------------------                   --------------------                                  -----
                                      ITALY - 0.43%
                                      Edison
     125,000          -       125,000    1.00% due 07/20/2007                                168,369          -    168,369
                                      Findomestic
           -  2,100,000     2,100,000    4.764% due 12/20/2008 (b)***                              -  2,562,613  2,562,613
                                      First Italian Auto Trans Class A
           -    377,843       377,843    5.139% due 07/01/2008 (b)***                              -    460,434    460,434
                                                                                         ----------- ----------  ---------
                                                                                             168,369  3,023,047  3,191,416
                                      LIBERIA - 0.03%
                                      Royal Caribbean Cruises
           -    230,000       230,000    8.125% due 07/28/2004 ***                    $            -    230,805    230,805

                                      LUXEMBOURG - 0.58%
                                      KFW International Finance, Inc.               EUR
 330,000,000          -   330,000,000    1.75% due 03/23/2010                              3,118,979          -  3,118,979
                                      Tyco International Group S.A.
           -    400,000       400,000    4.375% due 11/19/2004 ***                                 -    490,309    490,309
           -    700,000       700,000    5.875% due 11/01/2004 ***                    $            -    708,159    708,159
                                                                                         ----------- ----------  ---------
                                                                                           3,118,979  1,198,468  4,317,447
                                      MEXICO - 0.08%
                                      Pemex Project Funding Master Trust
           -    600,000       600,000    8.625% due 02/01/2022 ***                                 -    624,000    624,000

                                      NETHERLANDS - 0.25%
                                      Delphinus
           -  1,500,000     1,500,000    2.339% due 04/25/2093 (b)***               EUR            -  1,839,425  1,839,425

                                      SPAIN - 0.08%
                                      Hipotebansa V Hipotecaria, Series A
           -    498,198       498,198    4.76% due 01/18/2018 (b)                                  -    586,585    586,585

                                      SWEDEN - 0.22%
                                      Spintab
   5,000,000          -     5,000,000    6.00% due 04/20/2009                         $      709,757          -    709,757
                                      Swedbank ForeningsSparbanken
           -    900,000       900,000    2.60375% due 12/11/2011 (b)***                            -    906,570    906,570
                                                                                         ----------- ----------  ---------
                                                                                             709,757    906,570  1,616,327
                                      UNITED KINGDOM - 0.64%
                                      British Telecom PLC
     780,000          -       780,000    7.125% due 02/15/2011                      EUR    1,083,696          -  1,083,696
                                      Imperial Tobacco Finance PLC
     510,000          -       510,000    6.375% due 09/27/2006                               659,840          -    659,840
                                      Lloyds TSB Bank PLC
           -  1,020,000     1,020,000    5.625% due 07/15/2049 (b)                                 -  1,319,743  1,319,743
                                      National Grid Group Finance
     410,000          -       410,000    5.25% due 08/23/2006                                520,001          -    520,001
     250,000          -       250,000    6.125% due 08/23/2011                               332,036          -    332,036
                                      Royal Bank of Scotland
     125,000          -       125,000    4.875% due 03/26/2009                               157,690          -    157,690
                                      Standard Chartered Bank
     500,000          -       500,000    5.375% due 05/06/2009                               641,072          -    641,072
                                                                                         ----------- ----------  ---------
                                                                                           3,394,335  1,319,743  4,714,078

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  GLOBAL       GLOBAL      PROFORMA                                                        GLOBAL      GLOBAL    PROFORMA
BOND FUND    BOND TRUST    COMBINED                                                       BOND FUND  BOND TRUST  COMBINED
------------ ----------  ------------                                                    ----------- ----------- ---------
    SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                  VALUE
    --------------------------                   --------------------                                  -----
                                      UNITED STATES - 4.34%
                                      Altria Group, Inc.
          -   1,700,000    1,700,000     1.80% due 10/29/2004 (b)***                $              -  1,699,534  1,699,534
                                      Bank Americorp
    400,000           -      400,000     4.875% due 09/15/2012                               389,744          -    389,744
                                      CIT Group, Inc.
          -     700,000      700,000     2.84% due 01/31/2005 (b)***                               -    705,619    705,619
                                      Clear Channel Communications, Inc.
    125,000           -      125,000     7.65% due 09/15/2010                                140,825          -    140,825
                                      Dominion Resources, Inc.
    250,000           -      250,000     4.125% due 02/15/2008                               249,626          -    249,626
                                      Edison International, Inc.
          -     900,000      900,000     6.875% due 09/15/2004 ***                                 -    906,750    906,750
                                      Entergy Gulf States
          -     500,000      500,000     2.43% due 06/18/2007 (b)***                               -    501,024    501,024
                                      Ford Motor Credit Company
          -     700,000      700,000     3.73% due 10/25/2004 (b)***                               -    702,964    702,964
          -   1,970,000    1,970,000     7.50% due 03/15/2005 ***                                  -  2,035,621  2,035,621
                                      Ford Motor Credit Company, MTN
          -     400,000      400,000     1.50% due 07/19/2004 (b)***                               -    399,965    399,965
                                      Fuji (Mizuho) JGB Investment, LLC
          -     260,000      260,000     9.87% due 12/31/2049 (b)***                               -    294,110    294,110
                                      General Motors Acceptance Corp., MTN
          -   1,000,000    1,000,000     1.499% due 07/21/2004 (b)***                              -    999,804    999,804
          -   3,400,000    3,400,000     2.135% due 05/18/2006 (b)***                              -  3,404,658  3,404,658
  1,025,000           -    1,025,000     6.875% due 09/15/2011                             1,050,929          -  1,050,929
                                      Harrahs Operating, Inc.
          -     100,000      100,000     7.875% due 12/15/2005 ***                                 -    105,625    105,625
                                      J. P. Morgan & Company, Inc., Series MTNA
          -     360,000      360,000     3.1234% due 02/15/2012 (b)***                             -    398,808    398,808
                                      Kellogg Company
    500,000           -      500,000     6.60% due 04/01/2011                                548,434          -    548,434
                                      KFW International Finance, Inc.
          -   5,500,000    5,500,000     5.75% due 01/15/2008                                      -  5,844,300  5,844,300
                                      Kraft Foods, Inc.
          -     300,000      300,000     1.62625% due 11/26/2004 (b)***                            -    299,959    299,959
                                      MetLife, Inc.
    190,000           -      190,000     3.911% due 05/15/2005                               192,531          -    192,531
          -     200,000      200,000     3.911% due 05/15/2005 ***                                 -    202,664    202,664
                                      MGM Mirage, Inc.
          -   1,000,000    1,000,000     6.95% due 02/01/2005 ***                                  -  1,020,000  1,020,000
                                      Mizuho Preferred Capital Company, LLC
          -     100,000      100,000     8.79% due 12/29/2049 ***                                  -    109,500    109,500
                                      News America, Inc.
    125,000           -      125,000     6.75% due 01/09/2038                                136,669          -    136,669
                                      NiSource Finance Corp.
     80,000           -       80,000     6.15% due 03/01/2013                                 82,885          -     82,885
                                      Pacific Gas & Electric Company
          -   1,510,000    1,510,000     1.23% due 04/03/2006 (b)***                               -  1,510,910  1,510,910
                                      Park Place Entertainment Corp.
          -     100,000      100,000     7.875% due 12/15/2005 ***                                 -    105,125    105,125
                                      Premium Asset Trust, Series 2000-10
          -   1,000,000    1,000,000     1.615% due 11/27/2004 (b)                                 -  1,000,712  1,000,712
                                      Pulte Homes, Inc.
    100,000           -      100,000     6.25% due 02/15/2013                                102,151          -    102,151
     25,000           -       25,000     8.125% due 03/01/2011                                29,321          -     29,321
                                      Schering Plough Corp.
    125,000           -      125,000     5.30% due 12/01/2013                                122,754          -    122,754
                                      SLM Corp.
    375,000           -      375,000     5.00% due 04/15/2015                                354,869          -    354,869
                                      Sprint Capital Corp.
          -   3,060,000    3,060,000     7.90% due 03/15/2005 ***                                  -  3,172,002  3,172,002
    100,000           -      100,000     8.375% due 03/15/2012                               114,933          -    114,933
                                      UNITED STATES, CONTINUED
                                      Telstra, Ltd.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  GLOBAL       GLOBAL      PROFORMA                                                        GLOBAL      GLOBAL     PROFORMA
BOND FUND    BOND TRUST    COMBINED                                                       BOND FUND  BOND TRUST   COMBINED
------------ ----------  ------------                                                    ----------- ----------- -----------
    SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                  VALUE
    --------------------------                   --------------------                                  -----
   125,000            -      125,000     6.375% due 04/01/2012                               133,695           -     133,695
                                      Tricon Global Restaurants Inc.
         -      100,000      100,000     7.45% due 05/15/2005 ***                                  -     103,869     103,869
                                      UFJ Finance Aruba AEC
         -      120,000      120,000     6.75% due 07/15/2013 ***                                  -     124,088     124,088
                                      Univision Communications, Inc.
   100,000            -      100,000     7.85% due 07/15/2011                                114,840           -     114,840
                                      US West Communications, Inc.
         -      700,000      700,000     7.20% due 11/01/2004 ***                                  -     705,250     705,250
                                      Verizon Wireless Capital LLC
         -    1,300,000    1,300,000     1.35% due 05/23/2005 (b)***                               -   1,298,768   1,298,768
                                      Viacom, Inc.
   250,000            -      250,000     6.625% due 05/15/2011                               271,996           -     271,996
                                      Washington Mutual, Inc.
   125,000            -      125,000     5.625% due 01/15/2007                               130,766           -     130,766
                                      Wells Fargo & Company
   250,000            -      250,000     3.50% due 04/04/2008                                246,366           -     246,366
                                                                                         ----------- ----------- -----------
                                                                                           4,413,334  27,651,629  32,064,963
----------------------------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS (Cost $55,991,685)           $15,526,977 $45,381,279 $60,908,256
----------------------------------------------------------------------------------------------------------------------------
                                      MUNICIPAL BONDS - 0.85%
                                      CALIFORNIA - 0.34%
                                      California Infrastructure & Economic
                                         Development Bank Revenue
         -      535,000      535,000     5.00% due 07/01/2036 ***                                  -     526,600     526,600
                                      Golden State Tobacco Securitization Corp.
                                         California, Series 2003-A-1
         -    1,000,000    1,000,000     6.25% due 06/01/2033 ***                                  -     896,130     896,130
                                      Long Beach California Community College
                                         District, Series A
         -      100,000      100,000     5.00% due 05/01/2028 ***                                  -      99,305      99,305
                                      Los Angeles California Wastewater Systems
                                         Revenue, Series A
         -      800,000      800,000     5.00% due 06/01/2027 to 06/01/2032 ***                    -     790,536     790,536
                                      Los Angeles County California Sanitation
                                         District
         -      100,000      100,000     5.00% due 10/01/2011 ***                                  -     108,961     108,961
                                      Metropolitan Water District Southern
                                         California Waterworks Revenue
         -       45,000       45,000     5.00% due 10/01/2036 ***                                  -      43,995      43,995
                                      Sacramento County California Public Financing
                                         Authority Tax Allocation Revenue
         -       55,000       55,000     4.75% due 12/01/2033 ***                                  -      51,258      51,258
                                                                                         ----------- ----------- -----------
                                                                                                   -   2,516,785   2,516,785
                                      CONNECTICUT - 0.02%
                                      Connecticut State, Series C
         -      100,000      100,000     5.50% due 12/15/2013 ***                                  -     112,242     112,242

                                      GEORGIA - 0.04%
                                      De Kalb County Georgia Water & Sewage
                                         Revenue, Series A
         -      300,000      300,000     5.00% due 10/01/2035 ***                                  -     295,401     295,401

                                      ILLINOIS - 0.03%
                                      Chicago Illinois Board of Education
         -      100,000      100,000     5.00% due 12/01/2031 ***                                  -      97,576      97,576
                                      Chicago Illinois Water Revenue
         -      100,000      100,000     5.00% due 11/01/2026 ***                                  -      98,669      98,669
                                                                                         ----------- ----------- -----------
                                                                                                   -     196,245     196,245

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  GLOBAL       GLOBAL      PROFORMA                                                                GLOBAL      GLOBAL     PROFORMA
BOND FUND    BOND TRUST    COMBINED                                                               BOND FUND  BOND TRUST   COMBINED
------------ ----------  ------------                                                            ----------- ----------- ----------
    SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                           VALUE
    --------------------------                   --------------------                                           -----
                                      KENTUCKY - 0.01%
                                      Louisville & Jefferson Kentucky Sewer, Series A
     -          100,000      100,000     5.00% due 05/15/2036 ***                                          -      98,057     98,057

                                      LOUISIANA - 0.06%
                                      Louisiana State, Series 2003A
     -          400,000      400,000     5.00% due 05/01/2014 ***                                          -     427,264    427,264

                                      MARYLAND - 0.04%
                                      Maryland State Health & Higher Education, Series B
     -          100,000      100,000     5.00% due 07/01/2041 ***                                          -      97,209     97,209
                                      Washington Suburban San District Maryland
     -          200,000      200,000     5.25% due 06/01/2010 ***                                          -     221,150    221,150
                                                                                                 ----------- ----------- ----------
                                                                                                           -     318,359    318,359
                                      MICHIGAN - 0.01%
                                      Michigan State Building Authority Revenue, Series 1
     -          100,000      100,000     5.25% due 10/15/2013 ***                                          -     109,835    109,835

                                      NEW JERSEY - 0.02%
                                      New Jersey State Transportation Trust Fund
                                         Authority, Series C
     -          100,000      100,000     5.00% due 06/15/2010 ***                                          -     107,975    107,975

                                      NEW YORK - 0.24%
                                      New York, N. Y., Series J
     -          100,000      100,000     5.25% due 06/01/2028 ***                                          -     100,108    100,108
                                      New York, New York City Transitional
                                         Financial Authority
     -          550,000      550,000     5.00% due 02/01/2028 to 02/01/2033 ***                            -     538,521    538,521
     -          400,000      400,000     5.25% due 08/01/2011 ***                                          -     439,684    439,684
                                      Tobacco Settlement Financing Corp.
     -          700,000      700,000     5.25% due 06/01/2013 ***                                          -     728,077    728,077
                                                                                                 ----------- ----------- ----------
                                                                                                           -   1,806,390  1,806,390
                                      TEXAS - 0.03%
                                      Harris County Texas
     -          200,000      200,000     5.00% due 08/01/2033 ***                                          -     195,494    195,494
                                      Lower Colorado River Authority
     -           30,000       30,000     5.00% due 05/15/2028 ***                                          -      29,396     29,396
                                                                                                 ----------- ----------- ----------
                                                                                                           -     224,890    224,890
                                      WASHINGTON - 0.01%
                                      Seattle Washington Water Systems Revenue
     -          100,000      100,000     5.00% due 09/01/2033 ***                                          -      97,300     97,300
-----------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL MUNICIPAL BONDS (Cost $6,520,896)                              - $ 6,310,743 $6,310,743
-----------------------------------------------------------------------------------------------------------------------------------
                                      COLLATERALIZED MORTGAGE
                                      OBLIGATIONS - 10.28%
                                      AUSTRALIA - 0.11%
                                      Crusade Global Trust, Series 1999-1, Class A2
     -          533,030      533,030     2.23% due 02/15/2021 (b)***                                       -     533,574    533,574
                                      Homeside Mortgage Securities, Series 2001-1, Class A
     -          115,883      115,883     2.1387% due 01/20/2027 (b)***                                     -     115,448    115,448
                                      Torrens Trust, Series 2000-1GA, Class A
     -          146,015      146,015     4.24% due 07/15/2031 (b)***                                       -     146,303    146,303
                                                                                                 ----------- ----------- ----------
                                                                                                           -     795,325    795,325
                                      CAYMAN ISLANDS - 0.01%
                                      SHL Corp., Ltd., Series 1999-1A, Class A2
     -       11,072,340   11,072,340     0.7688% due 12/25/2024 (b)***                      JPY            -     101,261    101,261

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

   GLOBAL      GLOBAL      PROFORMA                                                          GLOBAL         GLOBAL       PROFORMA
 BOND FUND   BOND TRUST    COMBINED                                                         BOND FUND     BOND TRUST     COMBINED
 ---------   ----------    --------                                                         ---------     ----------     --------
      SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                      VALUE
      --------------------------                   --------------------                                      -----
                                       IRELAND - 0.82%
                                       Emerald Mortgages PLC. Series 2, Class A
         -      653,945      653,945      3.604% due 04/15/2028 (b)***              EUR              -       796,769        796,769
                                       Lusitano Motgages
         -      790,558      790,558      3.21% due 12/15/2035 (b)***                                -       965,579        965,579
                                       Paris Residential Funding PLC, Series
                                       1A, Class A
         -    3,519,392    3,519,392      2.439% due 07/25/2011 (b)***                               -     4,296,401      4,296,401
                                                                                          ------------  ------------   ------------
                                                                                                     -     6,058,749      6,058,749
                                       ITALY - 1.16%
                                       Seashell Securities PLC
         -    1,108,868    1,108,868      3.123% due 10/25/2028 (b)***                               -     1,345,646      1,345,646
                                       Siena Mortgages, Series 2003-4, Class A2
         -    5,900,000    5,900,000      2.345% due 12/16/2038 (b)***                               -     7,217,106      7,217,106
                                                                                          ------------  ------------   ------------
                                                                                                     -     8,562,752      8,562,752
                                       NETHERLANDS - 1.88%
                                       Atomium Mortgage Finance BV, Series
                                       2003-I, Class A
         -    2,719,920    2,719,920      2.284% due 07/01/2034 (b)***                               -     3,320,898      3,320,898
                                       Delphinus BV, Series 2001-II, Class A1
         -    2,500,000    2,500,000      3.77% due 11/28/2031 (b)***                                -     3,074,483      3,074,483
                                       Delphinus BV, Series 2002-I, Class A1
         -      500,000      500,000      3.652% due 04/25/2092 (b)***                               -       614,075        614,075
                                       Dutch MBS BV, Series X, Class B
         -    1,000,000    1,000,000      2.40% due 10/02/2079 (b)***                                -     1,224,000      1,224,000
                                       Dutch MBS BV, Series XI, Class A1
         -      897,882      897,882      2.312% due 11/02/2035 (b)***                               -     1,097,465      1,097,465
                                       Dutch Mortgage Portfolio Loans, B.V.,
                                       Series III, Class A
         -    2,856,978    2,856,978      2.341% due 11/20/2035 (b)***                               -     3,496,940      3,496,940
                                       Holland Euro-Denominated Mortgage Backed
                                       Seies
         -      884,533      884,533      3.098% due 04/18/2012 (b)***                               -     1,078,527      1,078,527
                                                                                          ------------  ------------   ------------
                                                                                                     -    13,906,388     13,906,388
                                       UNITED KINGDOM - 0.91%
                                       Bauhaus Securities Ltd., Series 1, Class
                                       A2
         -    1,235,106    1,235,106      3.712% due 10/30/2052 (b)***                               -     1,505,986      1,505,986
                                       Dolerite Funding PLC
         -      562,940      562,940      1.62% due 08/20/2032 (b)***                 $              -       562,603        562,603
                                       Haus, Ltd.,Series 2000-1A, Class A2,
         -    1,433,933    1,433,933      3.683% due 12/10/2037 (b)***                               -     1,441,327      1,441,327
                                       Holmes Financing PLC, Series 6, Class 3A
         -      800,000      800,000      2.278% due 10/15/2009 (b)***              EUR              -       978,120        978,120
                                       Holmes Financing, Series 1, Class 3A2
         -    1,400,000    1,400,000      6.62% due 07/15/2010 (b)***               GBP              -     1,711,269      1,711,269
                                       Ocwen Mortgage Loans, Series 4, Class A
         -       66,535       66,535      3.187% due 12/15/2031 (b)***              EUR              -        81,248         81,248
                                       RMAC 1999-NS2, Class A
         -       46,505       46,505      5.21375% due 09/12/2041 (b)***            GBP              -        84,150         84,150
                                       SRM Investment Limited, Series 3, Class
                                       A
         -      285,886      285,886      2.313% due 08/26/2034 (b)***              EUR              -       348,759        348,759
                                                                                          ------------  ------------   ------------
                                                                                                     -     6,713,462      6,713,462
                                       UNITED STATES - 5.39%
                                       Bear Stearns ARM Trust
         -       47,356       47,356      6.0495% due 06/25/2032 (b)***               $              -        47,595         47,595
                                       Bear Stearns Commercial Mortgage
                                       Securities,
                                          Inc., Series 2004-ESA, Class A1
         -    3,000,000    3,000,000      1.60% due 05/14/2016 (b)***                                -     3,000,000      3,000,000
                                       Commercial Mortgage Pass-Through
                                       Certificate
         -    1,290,578    1,290,578      1.2737% due 11/15/2015 (b)***                              -     1,289,029      1,289,029
                                       Countrywide Alternative Loan Trust,
                                       Series
                                          2004-J4, Class 1A1
         -      428,744      428,744      1.45% due 06/25/2034 (b)***                                -       428,592        428,592
                                       Countrywide Home Loans
         -       89,215       89,215      5.012% due 09/19/2032 (b)***                               -        89,679         89,679
                                       Countrywide Home Loans, Series 2004-12,
                                       Class 14A2

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

   GLOBAL      GLOBAL      PROFORMA                                                          GLOBAL         GLOBAL       PROFORMA
 BOND FUND   BOND TRUST    COMBINED                                                         BOND FUND     BOND TRUST     COMBINED
 ---------   ----------    --------                                                         ---------     ----------     --------
      SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                      VALUE
      --------------------------                   --------------------                                      -----
                                       UNITED STATES, CONTINUED
         -    2,950,000    2,950,000      1.38% due 08/25/2034 (b)***                                -     2,950,000      2,950,000
                                       Countrywide Mortgage Backed Securities,
                                       Inc.
         -    2,613,849    2,613,849      1.57% due 04/25/2034 (b)***                                -     2,695,532      2,695,532
                                       Credit Suisse First Boston Mortgage
         -    2,898,172    2,898,172      1.21% due 02/15/2014 ***                                   -     2,896,835      2,896,835
         -    2,048,226    2,048,226      1.63% due 05/25/2043 (b)***                                -     2,048,136      2,048,136
                                       Credit Suisse First Boston Mortgage
                                       Securities Corp.
         -      211,218      211,218      2.17% due 03/25/2032 (b)***                                -       210,702        210,702
         -       56,397       56,397      5.7474% due 05/25/2032 (b)***                              -        57,365         57,365
                                       Credit Suisse First Boston Mortgage
                                          Securities Corp., Series 2002-P3A,
                                          Class A1
         -      520,274      520,274      1.64% due 08/25/2033 (b)***                                -       522,113        522,113
                                       Credit Suisse First Boston Mortgage
                                          Securities Corp., Series 2003-8,
                                       Class 5A1
         -      654,981      654,981      6.50% due 04/25/2033 ***                                   -       671,190        671,190
                                       Federal National Mortgage Association,
                                       Series
                                          2004-W8, Class 3A
         -    3,100,000    3,100,000      7.50% due 06/25/2044 ***                                   -     3,303,074      3,303,074
                                       Fieldstone Mortgage Investment Corp.
         -      506,450      506,450      1.38% due 01/25/2035 (b)***                                -       506,597        506,597
                                       First Alliance Mortgage Loan, Series
                                       1997-4, Class A3
         -      110,429      110,429      2.0688% due 12/20/2027 (b)***                              -       110,443        110,443
                                       First Republic Mortgage Loan Trust
         -    2,259,466    2,259,466      1.58875% due 11/15/2031 (b)***                             -     2,263,752      2,263,752
                                       Government Lease Trust, Series 1999-C1A,
                                       Class B1,
         -      500,000      500,000      4.00% due 05/18/2011                                       -       463,089        463,089
                                       GS Mortgage Securities Corp.
         -      753,207      753,207      1.49% due 10/25/2033 (b)***                                -       752,707        752,707
         -    2,900,000    2,900,000      2.00% due 01/25/2032 (b)***                                -     2,951,215      2,951,215
                                       GS Mortgage Securities Corp.,
                                       2001-1285-A2 SEQ
         -      200,000      200,000      6.526% due 08/15/2018 ***                                  -       217,420        217,420
                                       GS Mortgage Securities Corp., 2003-FL6A
                                       A1 MLIB
         -    1,269,604    1,269,604      1.38875% due 11/15/2015 (b)***                             -     1,268,411      1,268,411
                                       Home Equity Asset Trust
         -    1,150,936    1,150,936      1.45% due 08/25/2034 ***                                   -     1,150,886      1,150,886
                                       Mellon Residential Funding Corp., Series
                                          2000-TBC3, Class A1
         -    1,644,507    1,644,507      1.67875% due 12/15/2030 (b)***                             -     1,647,743      1,647,743
                                       Merrill Lynch Credit Corp. Mortgage
                                          Investors, Inc., Series 1999-A, Class
                                          A
         -      262,878      262,878      2.22% due 03/15/2025 (b)***                                -       263,615        263,615
                                       Merrill Lynch Credit Corp. Mortgage
                                          Investors, Inc., Series 2004-A1,
                                          Class 2A1
   337,540            -      337,540      4.67% due 02/25/2034                                 336,523             -        336,523
                                       Morgan Stanley Capital I Inc.
         -    2,894,246    2,894,246      1.37875% due 04/15/2016 (b)***                             -     2,895,581      2,895,581
                                       Residential Funding Mortgage Securities
                                       I,
                                          Series 2002-SA2, Class A1
         -       62,570       62,570      5.603% due 09/25/2032 (b)***                               -        62,636         62,636
                                       Sequoia Mortgage Trust, Series 2003-4,
                                       Class 2A1
         -    1,263,988    1,263,988      1.63% due 07/20/2033 (b)***                                -     1,267,008      1,267,008
                                       Sequoia Mortgage Trust, Series 5, Class
                                       A
         -    2,031,243    2,031,243      1.63% due 10/19/2026 (b)***                                -     2,030,824      2,030,824
                                       Sequoia Mortgage Trust, Series 8, Class
                                       2A
         -      912,045      912,045      2.11% due 08/20/2032 (b)***                                -       902,903        902,903
                                       Washington Mutual Mortgage Securities
                                       Corp.,
                                          Series 2002-SA2, Class A1
         -      179,609      179,609      5.15% due 10/25/2032 (b)***                                -       181,125        181,125
                                       Washington Mutual Mortgage Securities,
                                       Series
                                          2002-AR2, Class A
         -      342,989      342,989      3.052% due 02/27/2034 (b)***                               -       343,055        343,055
                                                                                          ------------  ------------   ------------
                                                                                               336,523    39,488,852     39,825,375
-----------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL COLLATERALIZED MORTGAGE
                                       OBLIGATIONS
                                       (Cost $74,062,706)                                 $    336,523  $ 75,626,789   $ 75,963,312
-----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

   GLOBAL      GLOBAL      PROFORMA                                                          GLOBAL         GLOBAL       PROFORMA
 BOND FUND   BOND TRUST    COMBINED                                                         BOND FUND     BOND TRUST     COMBINED
 ---------   ----------    --------                                                         ---------     ----------     --------
      SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                      VALUE
      --------------------------                   --------------------                                      -----
                                       ASSET BACKED SECURITIES - 3.06%
                                       CAYMAN ISLANDS - 0.04%
                                       Redwood Capital, Ltd., Series 2003-3,
                                       Class Note
         -      300,000      300,000      4.96% due 01/01/2006 (b)                                   -       300,513        300,513

                                       UNITED STATES - 3.02%
                                       Ameriquest Mortgage Securities, Inc.,
                                       Series 2003-1,
                                          Class A2
         -      123,346      123,346      1.71% due 02/25/2033 (b)***                                -       123,747        123,747
                                       Ameriquest Mortgage Securities, Inc.,
                                       Series
                                          2003-2, Class A
         -      441,512      441,512      1.71% due 03/25/2033 (b)***                                -       442,966        442,966
                                       Amresco Residential Securities,
                                       Series
                                          1999-1, Class A
         -      185,594      185,594      2.31% due 06/25/2029 (b)***                                -       185,677        185,677
                                       Argent Securities, Inc., Series 2003-W3,
                                       Class AF1
         -    1,115,505    1,115,505      1.26% due 10/25/2020 (b)***                                -     1,115,552      1,115,552
                                       CDC Mortgage Capital Trust, Series
                                       2003-HE2, Class A
         -      605,840      605,840       1.65% due 10/25/2033 (b)***                               -       607,047        607,047
                                       Chase Funding Mortgage Loan Asset-Backed,
                                          Series 2003-5, Class 2A1
         -    1,529,762    1,529,762      1.42% due 02/25/2021 (b)***                                -     1,530,124      1,530,124
                                       Countrywide Asset-Backed Certificates,
                                       Series
                                          2003-BC3, Class A1
         -       68,316       68,316      1.40% due 05/25/2021 (b)***                                -        68,313         68,313
                                       Credit-Based Asset Servicing and Securities,
                                       Series 2004-RP1, Class A2
         -    5,900,000    5,900,000      1.39% due 05/25/2050 (b)***                                -     5,900,000      5,900,000
                                       Home Equity Asset Trust, Series 2002-1,
                                       Class A4
         -      119,703      119,703      2.14% due 11/25/2032 (b)***                                -       119,806        119,806
                                       Home Equity Mortgage Trust, Series
                                       2002-4, Class A1
         -    1,360,110    1,360,110      1.70% due 07/25/2033 (b)***                                -     1,358,473      1,358,473
                                       Irwin Home Equity, Series 2002-1, Class
                                       2A1
         -      128,149      128,149      2.13% due 06/25/2029 (b)***                                -       128,209        128,209
                                       Long Beach Mortgage Loan Trust, Series
                                       2003-3, Class A
         -    3,441,548    3,441,548      1.62% due 07/25/2033 (b)***                                -     3,445,919      3,445,919
                                       Novastar Home Equity Loan, Series
                                       2004-2, Class A3
         -      500,000      500,000      1.3925% due 09/25/2034 (b)***                              -       499,765        499,765
                                       Residential Asset Securities Corp.,
                                       Series
                                          2001-KS3, Class AII
         -      276,728      276,728      1.32% due 09/25/2031 (b)***                                -       276,875        276,875
                                       Residential Asset Securities Corp.,
                                       Series
                                          2002-KS4, Class AIIB
         -      809,235      809,235      2.09% due 07/25/2032 (b)***                                -       809,235        809,235
                                       Saxon Asset Securities Trust, Series
                                       2002-3, Class AV
         -       86,199       86,199      1.70% due 12/25/2032 (b)***                                -        86,384         86,384
                                       Structured Asset Investment Loan Trust
         -      650,648      650,648      1.42% due 06/25/2033 (b)***                                -       650,612        650,612
         -    1,418,326    1,418,326      1.44% due 08/25/2010 (b)***                                -     1,418,409      1,418,409
                                       Structured Asset Mortgage Investments,
                                       Inc.,
                                          Series 2004-AR3, Class 1A2
         -    3,181,668    3,181,668      1.57% due 07/19/2034 (b)***                                -     3,180,722      3,180,722
                                       Structured Asset Securities Corp.
         -      194,398      194,398      1.46% due 08/25/2033 (b)***                                -       194,430        194,430
         -      128,437      128,437      1.59% due 07/25/2032 (b)***                                -       128,495        128,495
                                                                                          ------------  ------------   ------------
                                                                                                     -    22,270,760     22,270,760
-----------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL ASSET BACKED SECURITIES
                                       (Cost $22,574,104)                                            -  $ 22,571,273   $ 22,571,273
-----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

   GLOBAL      GLOBAL      PROFORMA                                                          GLOBAL         GLOBAL       PROFORMA
 BOND FUND   BOND TRUST    COMBINED                                                         BOND FUND     BOND TRUST     COMBINED
 ---------   ----------    --------                                                         ---------     ----------     --------
      SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                      VALUE
      --------------------------                   --------------------                                      -----
                                       SUPRANATIONAL OBLIGATIONS - 2.53%
                                       BELGIUM(EUROCLEAR) - 0.32%
                                       European Investment Bank
60,000,000            -   60,000,000      3.00% due 09/20/2006                                 580,386             -        580,386
         -    1,813,375    1,813,375      4.69% due 04/22/2008 (b)***                                -     1,813,052      1,813,052
                                                                                          ------------  ------------   ------------
                                                                                               580,386     1,813,052      2,393,438
                                       CAYMAN ISLANDS - 0.08%
                                       Misuho Finance
   475,000            -      475,000      4.75% due 04/15/2014                      EUR        581,276             -        581,276

                                       FRANCE - 0.32%
                                       BNP Paribas                                  EUR
   125,000            -      125,000      5.25% due 01/23/2014                                 160,397             -        160,397
                                       France Telecom
   250,000            -      250,000      8.25% due 03/14/2008                                 337,640             -        337,640
   405,000            -      405,000      9.00% due 03/14/2011                                 802,288             -        802,288
                                       GIE Psa Tresorerie
   250,000            -      250,000      5.875% due 09/27/2011                                329,314             -        329,314
                                       Sogerim SA
   125,000            -      125,000      7.25% due 04/20/2011                                 172,862             -        172,862
                                       Veolia Environment
   440,000            -      440,000      4.875% due 05/28/2013                                534,338             -        534,338
                                                                                          ------------  ------------   ------------
                                                                                             2,336,839             -      2,336,839
                                       GERMANY - 0.43%
                                       Daimler Chrysler International Finance
                                       Company
   850,000            -      850,000      6.125% due 03/21/2006                              1,084,766             -      1,084,766
                                       Deutche Telekom International Finance
   125,000            -      125,000      7.50% due 05/29/2007                                 168,572             -        168,572
   540,000            -      540,000      8.125% due 05/29/2012                                799,477             -        799,477
                                       E On International Finance
   710,000            -      710,000      5.75% due 05/29/2009                                 934,526             -        934,526
                                       RWE Finance BV
   125,000            -      125,000      6.125% due 10/26/2012                                168,817             -        168,817
                                                                                          ------------  ------------   ------------
                                                                                             3,156,158             -      3,156,158
                                       IRELAND - 0.28%
                                       Allied Irish Banks PLC
   500,000            -      500,000      7.50% due 12/29/2049                                 706,110             -        706,110
                                       Bank of Ireland
 1,000,000            -    1,000,000      6.45% due 02/10/2010                               1,356,402             -      1,356,402
                                                                                          ------------  ------------   ------------
                                                                                             2,062,512             -      2,062,512
                                       ITALY - 0.14%
                                       Edison
   830,000            -      830,000      5.125% due 12/10/2010                              1,035,107             -      1,035,107

                                       SWITZERLAND - 0.33%
                                       Eurofima
         -   18,500,000   18,500,000      4.75% due 07/07/2004 ***                  SEK              -     2,459,006      2,459,006

                                       UNITED KINGDOM - 0.07%
                                       HSBC Capital Funding
   350,000            -      350,000      8.03% due 12/29/2049                                 513,775             -        513,775

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

   GLOBAL      GLOBAL      PROFORMA                                                          GLOBAL         GLOBAL       PROFORMA
 BOND FUND   BOND TRUST    COMBINED                                                         BOND FUND     BOND TRUST     COMBINED
 ---------   ----------    --------                                                         ---------     ----------     --------
      SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                      VALUE
      --------------------------                   --------------------                                      -----
                                       UNITED STATES - 0.56%
                                       Arena Brands Company
    500,000           -      500,000      6.10% due 11/15/2062                                 679,852             -        679,852
                                       Bank of America
    250,000           -      250,000      3.625% due 03/03/2008                                304,851             -        304,851
    400,000           -      400,000      4.75% due 05/06/2019                                 480,662             -        480,662
                                       Ford Motor Credit Canada, Ltd.
    430,000           -      430,000      4.875% due 05/17/2007                                533,768             -        533,768
                                       International Bank of Reconstruction &
                                       Development
 80,000,000           -   80,000,000      2.00% due 02/18/2008                                 765,726             -        765,726
                                       International - American Development
                                       Bank
100,000,000           -  100,000,000      1.90% due 07/08/2009                                 960,132             -        960,132
                                       PLD International Finance LLC
    350,000           -      350,000      4.375% due 04/13/2011                                415,331             -        415,331
                                                                                          ------------  ------------   ------------
                                                                                             4,140,322             -      4,140,322
-----------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL SUPRANATIONAL OBLIGATIONS
                                       (Cost $15,971,849)                                 $ 14,406,375  $  4,272,058   $ 18,678,433
-----------------------------------------------------------------------------------------------------------------------------------

                                       SHORT TERM INVESTMENTS - 22.44%
                                       Barclays U.S. Funding LLC
          -  16,400,000   16,400,000      1.21% due 08/23/2004 ***                                   -    16,371,683     16,371,683
                                       CDC Commercial Paper Corp.
          -   4,000,000    4,000,000      1.085% due 08/04/2004 ***                                  -     3,982,079      3,982,079
                                       Federal Home Loan Mortgage Corp.
                                       Discount Notes
          -   9,700,000    9,700,000      1.435% due 09/21/2004 ***                                  -     9,668,224      9,668,224
          -   2,100,000    2,100,000      1.445% due 09/14/2004 (a)***                               -     2,093,678      2,093,678
                                       Federal National Mortgage Association
          -   3,100,000    3,100,000      zero coupon due 10/01/2004                                 -     2,963,324      2,963,324
                                       Federal National Mortgage Association
                                       Discount Notes
          -  10,300,000   10,300,000      1.18% due 08/25/2004 (a)***                                -    10,281,431     10,281,431
                                       HBOS Treasury Services PLC
          -  14,700,000   14,700,000      1.08% due 08/06/2004 ***                                   -    14,663,204     14,663,204
                                       Investment in joint trading account
    418,600           -      418,600      1.344% due 07/01/2004                                418,600             -        418,600
                                       State Street Navigator Securities
                                       Lending
 10,032,000  78,846,197   88,878,197      Prime Portfolio (c)                               10,032,000    78,846,197     88,878,197
                                       Svenska Handlesbanken, Inc.
          -     600,000      600,000      1.09% due 08/03/2004 ***                                   -       598,166        598,166
                                       UBS Finance Delaware, Inc.
          -   8,400,000    8,400,000      5.29% due 08/24/2004 ***                                   -     8,386,014      8,386,014
                                       United States Treasury Bills
          -   4,970,000    4,970,000      zero coupon due 09/02/2004 ***                             -     4,960,111      4,960,111
                                       United States Treasury Notes
  1,750,000           -    1,750,000      1.125% due 06/30/2005                              1,733,935             -      1,733,935
                                       Westpac Capital Corp.
          -     800,000      800,000      1.03% due 07/08/2004 ***                                   -       797,815        797,815
-----------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL SHORT TERM INVESTMENTS
                                       (Cost $165,918,409)                                $ 12,184,535  $153,611,926   $165,796,461
-----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - GLOBAL BOND FUND
JOHN HANCOCK TRUST - GLOBAL BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

   GLOBAL      GLOBAL      PROFORMA                                                      GLOBAL         GLOBAL       PROFORMA
 BOND FUND   BOND TRUST    COMBINED                                                     BOND FUND     BOND TRUST     COMBINED
 ---------   ----------    --------                                                     ---------     ----------     --------
      SHARES OR PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                                   VALUE
      --------------------------                  --------------------                                   -----
                                      REPURCHASE AGREEMENTS - 7.12%
         -   52,600,000   52,600,000  Repurchase Agreement with State Street
                                         Corp. dated 06/30/2004 at 0.35% to be
                                         repurchased at $52,600,511 on
                                         07/01/2004, collateralized by
                                         $7,760,000 U.S. Treasury Notes,
                                         1.625% due 04/30/2005 (valued at
                                         $7,754,227, including interest) and
                                         $32,410,000 U.S. Treasury Bonds,
                                         9.25% due 02/15/2016 (valued at
                                         $45,900,663, including interest). ***                   -    52,600,000     52,600,000
-------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL REPURCHASE AGREEMENTS
                                      (Cost $52,600,000)                                         -  $ 52,600,000   $ 52,600,000
-------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS (COST $813,035,278) -
                                      111.68%                                         $115,940,124  $709,256,266   $825,196,390
                                      LIABILITIES IN EXCESS OF OTHER ASSETS -
                                      (11.68)%                                          (8,463,709)  (77,790,638)   (86,274,518)++
                                                                                      -----------------------------------------
                                      TOTAL NET ASSETS - 100.00%                      $107,476,415  $631,465,628   $738,921,872
                                                                                      =========================================

FOOTNOTES

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

AUD   Australian Dollar
CAD   Canadian Dollar
DKK   Danish Krone
EUR   European Currency
FIM   Finnish Markka
GBP   British Pound
JPY   Japanese Yen
SEK   Sweedish Krona

*     Non-Income Producing

(a)   All or a portion of this security was out on loan

(b)   Floating Rate Note

(c)   Investment is an affiliate of the Trust's subadvisor or custodian bank

*** At June 30, 2004 a portion of this security was pledged to cover forward commitments purchased

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $17,237 and $2,934 in Global Bond Trust and Global Bond Fund, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the John Hancock Variable Series Trust Global Bond Fund ("JHVST Global Bond") one of twenty-three investment funds offered by the John Hancock Variable Series Trust (the JHVST) and the John Hancock Trust Global Bond Trust ("JHT Global Bond"), one of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of JHVST Global Bond in exchange for shares of JHT Global Bond. Under generally accepted accounting principles in the United States of America ("GAAP"), JHT Global Bond will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of JHVST Global Bond and JHT Global Bond incorporated by reference in the Statement of Additional Information.

As of June 30, 2004, all of the securities held by JHVST Global Bond would comply with the compliance guidelines and/or investment restrictions of JHT Global Bond.

Series I, II and III shares of JHT Global Bond are presently offered only to:
Separate Accounts A, H, I, L, M, N and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of JHVST Global Bond are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one - time proxy, legal and other expenses of the reorganization. These estimated expenses are $17,237 and $2,934 in JHT Global Bond and JHVST Global Bond, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in the reorganization.

      (C) Adjustment to reflect the reduction in net assets due to estimated expenses of the reorganization.

      (D) Adjustment to reflect the decrease in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization.

      (F) Adjustment to reflect the change in 12b-1 distribution fees upon reorganization.

      (G) Adjustment to reflect the reduction in expense and elimination of duplicate expenses upon reorganization.

      (H)   Adjustment to reflect the advisory fee waiver upon reorganization.

The advisory fees and 12b-1 distribution fees reflect an increase in advisory fees of 0.10% and an accompanying decrease in 12b-1 distribution fees of 0.10% upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK VARIABLE SERIES TRUST I - HEALTH SCIENCES FUND
JOHN HANCOCK TRUST - HEALTH SCIENCES TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                                      HEALTH
                                                                    HEALTH          HEALTH                        SCIENCES TRUST
                                                                   SCIENCES        SCIENCES       PRO FORMA         PRO FORMA
                                                                     FUND            TRUST       ADJUSTMENTS         COMBINED
                                                                 -------------   -------------  ------------      --------------
ASSETS
Investments in securities, at value                              $  38,557,879   $ 208,724,459                    $ 247,282,338
     Repurchase agreements, at value                                         -       1,402,000                        1,402,000
                                                                 -------------   -------------                    -------------
     TOTAL INVESTMENTS IN SECURITIES, AT VALUE (See
     accompanying portfolio of investments)                         38,557,879     210,126,459                      248,684,338
Cash                                                                     8,707             638                            9,345
Foreign Currency                                                        13,000               -                           13,000
Receivables:
     Investments sold                                                   99,255          17,690                          116,945
     Fund shares sold                                                        -         117,569                          117,569
     Dividends and interest                                             26,404           9,955                           36,359
     Foreign tax withholding reclaims                                   13,194           2,478                           15,672
Other assets                                                                 -           4,133                            4,133
                                                                 -------------   -------------                    -------------
     TOTAL ASSETS                                                   38,718,439     210,278,922                      248,997,361
                                                                 -------------   -------------                    -------------

LIABILITIES
Payables:
     Investments purchased                                              51,461         564,679                          616,140
     Fund shares redeemed                                                    -         911,610                          911,610
     Dividend and interest withholding tax                               3,005               -                            3,005
     Other payables and accrued expenses                                     -          19,969   $    7,253  A           27,222
     Accrued operating expenses                                         18,514               -                           18,514
Written options outstanding, at value                                        -       3,222,235                        3,222,235
                                                                 -------------   -------------                    -------------
     TOTAL LIABILITIES                                                  72,980       4,718,493                        4,798,726
                                                                 -------------   -------------                    -------------
NET ASSETS                                                       $  38,645,459   $ 205,560,429                    $ 244,198,635
                                                                 =============   =============                    =============

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                       $     (26,000)  $    (817,196) ($    7,253) A    $    (850,449)
Accumulated undistributed net realized gain (loss) on
     investments, futures, foreign currency and forward
     foreign currency contracts                                     (3,397,673)      2,437,706                         (959,967)
Unrealized appreciation (depreciation) on:
     Investments                                                     5,459,132      31,485,741                       36,944,873
     Written options contracts                                               -         (39,654)                         (39,654)
     Foreign currency and forward foreign currency contracts                 -              82                               82
Capital shares at par value of $.01                                     36,557         138,554      (10,551) B          164,560
Additional paid-in capital                                          36,573,443     172,355,196       10,551  B      208,939,190
                                                                 -------------   -------------  -----------       -------------
NET ASSETS                                                       $  38,645,459   $ 205,560,429                    $ 244,198,635
                                                                 =============   =============                    =============
Investments in securities, including repurchase agreements and
     securities on loan, at identified cost                         33,098,568   $ 178,640,718                    $ 211,739,286
                                                                 =============   =============                    =============

NET ASSET VALUES:

NAV SHARES:
Net Assets at value                                              $  38,645,459               -       (1,148) C    $  38,644,311
                                                                 =============   =============                    =============
Shares Outstanding                                                   3,655,691               -   (1,055,054) D        2,600,637
                                                                 -------------   -------------  -----------       -------------
Net asset value, offering and redemption price per share         $       10.57               -                    $       14.86
                                                                 =============   =============                    =============

SERIES I SHARES:
Net Assets at value                                                          -   $ 127,266,290       (3,792) C    $ 127,262,498
                                                                 =============   =============                    =============
Shares Outstanding                                                           -       8,566,812            -           8,566,812
                                                                 -------------   -------------  -----------       -------------
Net asset value, offering and redemption price per share                     -   $       14.86                    $       14.86
                                                                 =============   =============                    =============

SERIES II SHARES:
Net Assets at value                                                          -   $  78,174,743       (2,309) C    $  78,172,434
                                                                 =============   =============                    =============
Shares Outstanding                                                           -       5,280,505            -           5,280,505
                                                                 -------------   -------------  -----------       -------------
Net asset value, offering and redemption price per share                     -   $       14.80                    $       14.80
                                                                 =============   =============                    =============

SERIES III SHARES:
Net Assets at value                                                          -   $     119,396           (4) C    $     119,392
                                                                 =============   =============                    =============
Shares Outstanding                                                           -           8,037            -               8,037
                                                                 -------------   -------------  -----------       -------------
Net asset value, offering and redemption price per share                     -   $       14.86                    $       14.86
                                                                 =============   =============                    =============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - HEALTH SCIENCES FUND
JOHN HANCOCK TRUST - HEALTH SCIENCES TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                                      HEALTH
                                                                     HEALTH          HEALTH                       SCIENCES TRUST
                                                                    SCIENCES        SCIENCES        PRO FORMA        PRO FORMA
                                                                      FUND           TRUST         ADJUSTMENTS       COMBINED
                                                                  ------------    ------------    ------------    --------------
Investment Income:
     Interest                                                     $      9,705    $     49,943                    $       59,648
     Dividends                                                         330,444         513,867                           844,311
     Securities lending                                                      -           3,971                             3,971
     Less: Foreign taxes withheld                                      (17,369)         (8,699)                          (26,068)
                                                                  ------------    ------------                    --------------
     Total income                                                      322,780         559,082                    $      881,862
                                                                  ------------    ------------                    --------------

Expenses:
     Investment adviser fee                                            344,026       1,533,201         459,860  E      2,337,087
     Distribution fee for Series I                                           -         158,883        (100,107) F         58,776
     Distribution fee for Series II                                          -         193,920         (26,112) F        167,808
     Distribution fee for Series III                                         -             312            (103) F            209
     Custodian fee                                                      39,210         122,768         (39,210) G        122,768
     Fund administration fees                                                -          16,078                            16,078
     Printing and postage fees                                           9,170          10,426                            19,596
     Audit and legal fees                                                7,831          21,849          (5,000) G         24,680
     Registration and filing fees                                            -           2,462                             2,462
     Trustees fees and expenses                                          1,026           2,259                             3,285
     Blue sky                                                                -           2,253                             2,253
     Transfer agent                                                          -             391                               391
     Miscellaneous                                                       1,991           4,422                             6,413
                                                                  ------------    ------------    ------------    --------------
     Expenses before reductions by investment adviser                  403,254       2,069,224         289,328         2,761,806
     Less reductions of expenses by investment adviser                 (12,320)        (48,258)         12,320  H        (48,258)
     Less custodian expense reduction offset by commission
     recapture arrangement                                              (4,677)              -           4,677  I              -
                                                                  ------------    ------------    ------------    --------------
     Total expenses                                                    386,257       2,020,966         306,325         2,713,548
                                                                  ------------    ------------    ------------    --------------
Net investment income (loss)                                           (63,477)     (1,461,884)                       (1,831,686)
                                                                  ------------    ------------                    --------------

Realized and unrealized gain (loss) on investments, foreign
     currency and forward foreign currency contracts:
Net realized gain (loss) on:
     Investment transactions                                         2,486,370      10,933,901                        13,420,271
     Written options contracts                                               -       2,800,673                         2,800,673
     Foreign currency and forward foreign currency contracts            (2,227)        (15,479)                          (17,706)
Change in unrealized appreciation (depreciation) on:
     Investments                                                     2,935,000      18,490,253                        21,425,253
     Written options contracts                                               -         320,115                           320,115
     Translation of foreign currency and forward foreign
     currency contracts                                                      -             (45)                              (45)
                                                                  ------------    ------------                    --------------
     Net gain (loss) on investments, foreign currency and
     forward foreign currency contracts                              5,419,143      32,529,418                        37,948,561
                                                                  ------------    ------------                    --------------

Net increase (decrease) in net assets resulting from operations   $  5,355,666    $ 31,067,534                        36,116,875
                                                                  ============    ============                    ==============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - HEALTH SCIENCES FUND
JOHN HANCOCK TRUST - HEALTH SCIENCES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

   HEALTH          HEALTH         PROFORMA                                                 HEALTH          HEALTH       PROFORMA
SCIENCES FUND  SCIENCES TRUST     COMBINED                                              SCIENCES FUND  SCIENCES TRUST   COMBINED
-------------  --------------     --------                                              -------------  --------------   --------
       SHARES OR PRINCIPAL AMOUNT                      SECURITY DESCRIPTION                                VALUE
       --------------------------                      --------------------                                -----
                                             COMMON STOCKS - 98.83%
                                             BIOTECHNOLOGY - 20.79%
         -         125,200         125,200   Amgen, Inc. *                                         -    $ 6,832,164    $ 6,832,164
    53,400               -          53,400   Applera Corp. - Celera Genomics Group        $  614,634              -        614,634
         -          76,400          76,400   Biogen Idec, Inc. *                                   -      4,832,300      4,832,300
         -          86,600          86,600   Biosphere Medical Inc. *                              -        277,120        277,120
     9,300         121,000         130,300   Cephalon, Inc. *                                502,200      6,534,000      7,036,200
    22,200               -          22,200   Ciphergen Biosystems, Inc.                      162,504              -        162,504
     7,372               -           7,372   Connetics Corp.                                 148,914              -        148,914
         -          39,500          39,500   Cytogen Corp. *                                       -        628,050        628,050
     2,600               -           2,600   Cytokinetics, Inc.                               38,610              -         38,610
         -          66,700          66,700   deCode Genetics, Inc. *                               -        566,950        566,950
         -           8,800           8,800   Discovery Laboratories, Inc. *                        -         84,392         84,392
    34,600         117,500         152,100   Exelixis, Inc. *                                349,114      1,185,575      1,534,689
         -          67,300          67,300   Genentech, Inc.                                       -      3,782,260      3,782,260
    30,698               -          30,698   Genzyme Corp.                                 1,452,936              -      1,452,936
    36,500          63,900         100,400   Human Genome Sciences, Inc. *                   424,495        743,157      1,167,652
     7,100          16,000          23,100   ICOS Corp. *                                    211,864        477,440        689,304
     8,300               -           8,300   ILEX Oncology, Inc.                             207,417              -        207,417
         -          11,400          11,400   Integra LifeSciences Holdings Corp. *                 -        402,078        402,078
         -          54,900          54,900   Invitrogen Corp. *                                    -      3,952,251      3,952,251
         -          44,000          44,000   Keryx Biopharmaceuticals, Inc. *                      -        557,040        557,040
         -           4,500           4,500   Kosan Biosciences, Inc. *                             -         35,550         35,550
         -          12,600          12,600   Martek Biosciences Corp. *                            -        707,742        707,742
         -          71,600          71,600   MedImmune, Inc. *                                     -      1,675,440      1,675,440
         -         119,800         119,800   MGI Pharma, Inc.                                      -      3,235,798      3,235,798
    30,800          31,100          61,900   Millennium Pharmaceuticals, Inc. *              425,040        429,180        854,220
         -          21,200          21,200   Molecular Devices Corp. *                             -        376,936        376,936
         -          16,200          16,200   Myogen, Inc. * (e)                                    -        125,712        125,712
         -          53,800          53,800   Myriad Genetics, Inc. *                               -        802,696        802,696
         -           8,500           8,500   Nabi Biopharmaceuticals *                             -        120,870        120,870
         -          34,000          34,000   Nektar Therapeutics *                                 -        678,640        678,640
         -          36,100          36,100   NeoRx Corp. *                                         -         90,250         90,250
         -          47,300          47,300   Neurocrine Biosciences, Inc. *                        -      2,452,505      2,452,505
         -          77,900          77,900   Protein Design Labs, Inc. *                           -      1,490,227      1,490,227
         -          37,600          37,600   Regeneration Technologies, Inc. *                     -        403,448        403,448
    16,200               -          16,200   Regeneron Pharmaceuticals                       170,586              -        170,586
         -          11,700          11,700   Serologicals Corp. *                                  -        233,883        233,883
         -          18,800          18,800   Transkaryotic Therapies, Inc. *                       -        281,248        281,248
         -          80,600          80,600   Trimeris, Inc. *                                      -      1,163,058      1,163,058
         -         157,000         157,000   Vion Pharmaceuticals, Inc. *                          -        653,120        653,120
         -          15,400          15,400   Virologic, Inc. *                                     -         37,730         37,730
    11,200               -          11,200   Zymogenetics, Inc.                              212,800              -        212,800
                                                                                          ----------    -----------    -----------
                                                                                          $4,921,114    $45,848,810    $50,769,924
                                             DRUGS & HEALTH CARE - 6.14%
    19,200          30,000          49,200   CV Therapeutics, Inc. *                         321,792        502,800        824,592
         -          44,900          44,900   Diversa Corp. *                                       -        454,837        454,837
         -         141,100         141,100   ImClone Systems, Inc. *                               -     12,104,969     12,104,969
         -           7,500           7,500   OraSure Technologies, Inc. *                          -         72,975         72,975
         -          23,400          23,400   Rigel Pharmaceuticals, Inc. *                         -        332,514        332,514
         -          36,000          36,000   Yamanouchi Pharmaceutical Company, Ltd. *             -      1,208,286      1,208,286
                                                                                          ----------    -----------    -----------
                                                                                             321,792     14,676,381     14,998,173
                                             ELECTRICAL EQUIPMENT - 0.45%
         -          39,100          39,100   Wilson Greatbatch Technologies, Inc. *                -      1,092,845      1,092,845
                                                                                          ----------    -----------    -----------
                                             HEALTHCARE PRODUCTS - 15.48%
         -           7,600           7,600   Alcon, Inc.                                           -        597,740        597,740
         -          26,500          26,500   Arthrocare Corp. *                                    -        770,620        770,620
         -          58,100          58,100   Aspect Medical Systems, Inc. *                        -      1,073,107      1,073,107
    24,080               -          24,080   Baxter International, Inc.                      831,001              -        831,001
     6,900               -           6,900   Beckman Coulter, Inc.                           420,900              -        420,900
    11,100               -          11,100   Becton, Dickinson & Co.                         574,980              -        574,980
         -          23,800          23,800   Biomet, Inc.                                          -      1,057,672      1,057,672
         -          64,700          64,700   Boston Scientific Corp.                               -      2,769,160      2,769,160
    34,600               -          34,600   Bruker BioSciences Corp.                        168,502              -        168,502

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - HEALTH SCIENCES FUND
JOHN HANCOCK TRUST - HEALTH SCIENCES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

   HEALTH          HEALTH         PROFORMA                                                 HEALTH          HEALTH        PROFORMA
SCIENCES FUND  SCIENCES TRUST     COMBINED                                              SCIENCES FUND  SCIENCES TRUST    COMBINED
-------------  --------------     --------                                              -------------  --------------    --------
      SHARES OR PRINCIPAL AMOUNT                       SECURITY DESCRIPTION                                VALUE
      --------------------------                       --------------------                                -----
                                             HEALTHCARE PRODUCTS, CONTINUED
    21,000               -          21,000   CTI Molecular Imaging, Inc.                    297,780               -        297,780
         -          27,700          27,700   C.R. Bard, Inc.                                      -       1,569,205      1,569,205
         -          28,082          28,082   Dade Behring Holdings, Inc. *                        -       1,334,457      1,334,457
    11,800          19,100          30,900   Edwards Lifesciences Corp. *                   411,230         665,635      1,076,865
         -          20,350          20,350   EPIX Medical, Inc. *                                 -         429,385        429,385
         -          58,000          58,000   Fischer Imaging Corp. *                              -         133,400        133,400
         -          50,400          50,400   Fisher Scientific International, Inc. *              -       2,910,600      2,910,600
         -          17,200          17,200   Gen-Probe, Inc.                                      -         813,904        813,904
    12,813          28,400          41,213   Guidant Corp.                                  715,990       1,586,992      2,302,982
         -          26,000          26,000   Haemonetics Corp. *                                  -         770,900        770,900
         -           4,100           4,100   Henry Schein, Inc. *                                 -         258,874        258,874
         -          36,300          36,300   Johnson & Johnson                                    -       2,021,910      2,021,910
         -          40,200          40,200   Kinetic Concepts, Inc. *                             -       2,005,980      2,005,980
    26,200          24,600          50,800   Medtronic, Inc.                              1,276,464       1,198,512      2,474,976
       100               -             100   Nobel Biocare                                    6,577               -          6,577
         -           7,100           7,100   Patterson Companies, Inc. *                          -         543,079        543,079
    21,000               -          21,000   Olympus Optical Co.                            395,629               -        395,629
         -         143,700         143,700   Smith & Nephew PLC *                                 -       1,546,150      1,546,150
         -          28,700          28,700   St. Jude Medical, Inc. *                             -       2,171,155      2,171,155
         -          32,200          32,200   Stryker Corp.                                        -       1,771,000      1,771,000
         -           5,000           5,000   Synthes, Inc. *                                      -         570,133        570,133
         -         105,100         105,100   The Medicines Company *                              -       3,206,601      3,206,601
         -           4,000           4,000   Ventana Medical Systems, Inc. *                      -         190,120        190,120
     1,800               -           1,800   Viasys Healthcare, Inc.                         37,638               -         37,638
         -           7,800           7,800   Zimmer Holdings, Inc. *                              -         687,960        687,960
                                                                                          ---------      ----------     ----------
                                                                                          5,136,691      32,654,251     37,790,942
                                             HEALTHCARE SERVICES - 9.99%
    11,722          15,600          27,322   Cardinal Health, Inc.                          821,126       1,092,780      1,913,906
     5,200               -           5,200   Express Scripts, Inc. - Cl. A                  411,996               -        411,996
    41,520               -          41,520   Gambro - Ser. A                                402,732               -        402,732
         -          49,400          49,400   HCA, Inc.                                            -       2,054,546      2,054,546
         -          24,000          24,000   LabOne, Inc. *                                       -         762,720        762,720
         -           4,000           4,000   Laboratory Corp. of America Holdings *               -         158,800        158,800
    47,600               -          47,600   McKesson HBOC, Inc.                          1,634,108               -      1,634,108
         -          31,300          31,300   NeighborCare, Inc.                                   -         980,629        980,629
         -          91,700          91,700   Omnicare, Inc.                                       -       3,925,677      3,925,677
         -          15,600          15,600   Quest Diagnostics, Inc.                              -       1,325,220      1,325,220
         -         159,700         159,700   UnitedHealth Group, Inc.                             -       9,941,325      9,941,325
         -           7,900           7,900   Wellpoint Health Networks, Inc. *                    -         884,879        884,879
                                                                                          ---------      ----------     ----------
                                                                                          3,269,962      21,126,576     24,396,538
                                             HOUSEHOLD PRODUCTS - 0.26%
         -          63,900          63,900   Cryolife, Inc. *                                     -         336,753        336,753
         -          61,000          61,000   Endologix, Inc. - USD *                              -         298,290        298,290
                                                                                          ---------      ----------     ----------
                                                                                                  -         635,043        635,043
                                             INSURANCE - 4.62%
     4,700               -           4,700   Aetna US Healthcare, Inc.                      399,500               -        399,500
     6,017         115,400         121,417   Anthem, Inc. *                                 538,883      10,335,224     10,874,107
                                                                                          ---------      ----------     ----------
                                                                                            938,383      10,335,224     11,273,607
                                             INTERNET CONTENT - 0.16%
         -          42,600          42,600   WebMD Corp. *                                        -         397,032        397,032
                                                                                          ---------      ----------     ----------
                                             LIFE SCIENCES - 1.02%
         -          70,300          70,300   Symyx Technologies, Inc. *                           -       1,695,636      1,695,636
         -          16,700          16,700   Waters Corp. *                                       -         797,926        797,926
                                                                                          ---------      ----------     ----------
                                                                                                  -       2,493,562      2,493,562
                                             MEDICAL-HOSPITALS - 2.03%
         -          32,000          32,000   Community Health Systems, Inc. *                     -         856,640        856,640
         -          77,000          77,000   Mariner Health Care, Inc. *                          -       2,071,300      2,071,300
         -          55,000          55,000   STAAR Surgical Company *                             -         429,000        429,000
         -          27,500          27,500   Sunrise Senior Living, Inc. *                        -       1,076,350      1,076,350
         -           9,200           9,200   Triad Hospitals, Inc. *                              -         342,516        342,516
         -           3,900           3,900   Universal Health Services, Inc., Class B             -         178,971        178,971
                                                                                          ---------      ----------     ----------
                                                                                                  -       4,954,777      4,954,777

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - HEALTH SCIENCES FUND
JOHN HANCOCK TRUST - HEALTH SCIENCES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

   HEALTH          HEALTH         PROFORMA                                                 HEALTH          HEALTH        PROFORMA
SCIENCES FUND  SCIENCES TRUST     COMBINED                                              SCIENCES FUND  SCIENCES TRUST    COMBINED
-------------  --------------     --------                                              -------------  --------------    --------
      SHARES OR PRINCIPAL AMOUNT                       SECURITY DESCRIPTION                               VALUE
      --------------------------                       --------------------                               -----
                                             PHARMACEUTICALS - 37.48%
    13,100          98,900         112,000   Abgenix, Inc. *                                153,532       1,159,108      1,312,640
         -          60,200          60,200   Able Laboratories, Inc. *                            -       1,237,712      1,237,712
    43,734               -          43,734   Abbott Laboratories                          1,782,598               -      1,782,598
         -          33,400          33,400   Alexion Pharmaceuticals, Inc. *                      -         621,240        621,240
         -         179,100         179,100   Alkermes, Inc. *                                     -       2,435,760      2,435,760
         -           8,400           8,400   Allergan, Inc.                                       -         751,968        751,968
         -          25,500          25,500   AmerisourceBergen Corp.                              -       1,524,390      1,524,390
    16,400          40,100          56,500   Amylin Pharmaceuticals, Inc. *                 373,920         914,280      1,288,200
         -           8,000           8,000   Andrx Corp. *                                        -         223,440        223,440
         -          46,500          46,500   Angiotech Pharmaceuticals, Inc.                      -         936,975        936,975
    13,100               -          13,100   Ariad Pharmaceuticals, Inc.                     98,119               -         98,119
    10,779               -          10,779   AstraZeneca Group plc                          483,451               -        483,451
    36,434               -          36,434   AstraZeneca Group plc - ADR                  1,662,848               -      1,662,848
    14,100           9,400          23,500   Atherogenics, Inc. *                           268,323         178,882        447,205
    19,600               -          19,600   AVENTIS - ADR                                1,490,972               -      1,490,972
         -           2,200           2,200   Barr Pharmaceuticals, Inc.                           -          74,140         74,140
    10,100               -          10,100   Bayer AG                                       291,576               -        291,576
         -          83,400          83,400   Biocryst Pharmaceuticals, Inc. *                     -         575,460        575,460
         -          91,512          91,512   Caremark Rx, Inc. *                                  -       3,014,405      3,014,405
         -          29,600          29,600   Celgene Corp. *                                      -       1,694,896      1,694,896
         -         153,200         153,200   Cubist Pharmaceuticals, Inc. *                       -       1,700,520      1,700,520
    31,300               -          31,300   Eisai Co. Ltd.                                 898,825               -        898,825
    47,600          68,000         115,600   Elan Corp. PLC, ADR *                        1,177,624       1,682,320      2,859,944
    22,327          37,100          59,427   Eli Lilly & Company                          1,560,881       2,593,661      4,154,542
         -          54,800          54,800   Encysive Pharmaceuticals, Inc. *                     -         465,800        465,800
         -           8,100           8,100   Eyetech Pharmaceuticals, Inc. *                      -         347,652        347,652
    19,200          47,800          67,000   Forest Laboratories, Inc. *                  1,087,296       2,706,914      3,794,210
    36,000               -          36,000   Fujisawa Pharmeceutical Co., Ltd.              851,067               -        851,067
     8,800         144,200         153,000   Gilead Sciences, Inc. *                        589,600       9,661,400     10,251,000
     8,673               -           8,673   Hospira, Inc.                                  239,375               -        239,375
         -          33,700          33,700   Indevus Pharmaceuticals, Inc. *                      -         207,255        207,255
         -          34,800          34,800   Inspire Pharmaceuticals, Inc. *                      -         581,856        581,856
         -          70,100          70,100   Ivax Corp. *                                         -       1,681,699      1,681,699
    52,200           7,200          59,400   King Pharmaceuticals, Inc. *                   597,690          82,440        680,130
         -          11,600          11,600   Ligand Pharmaceuticals, Inc., Class B *              -         201,608        201,608
    42,300               -          42,300   Medco Health Solutions, Inc.                 1,586,250               -      1,586,250
    21,100               -          21,100   Medicinesco                                    643,761               -        643,761
         -           3,900           3,900   Medicis Pharmaceutical Corp., Class A                -         155,805        155,805
         -           8,400           8,400   Merck & Company, Inc.                                -         399,000        399,000
    33,825           3,600          37,425   Novartis AG, ADR                             1,492,796         160,200      1,652,996
         -           9,600           9,600   Noven Pharmaceuticals, Inc. *                        -         211,392        211,392
         -           3,200           3,200   Novo Nordisk A/S *                                   -         164,935        164,935
     9,500          74,900          84,400   NPS Pharmaceuticals, Inc. *                    199,500       1,572,900      1,772,400
         -          66,400          66,400   Onyx Pharmaceuticals, Inc. *                         -       2,812,704      2,812,704
     3,300          24,000          27,300   OSI Pharmaceuticals, Inc. *                    232,452       1,690,560      1,923,012
         -          14,700          14,700   Penwest Pharmaceuticals Company *                    -         188,307        188,307
         -         191,380         191,380   Pfizer, Inc.                                         -       6,560,507      6,560,507
         -           3,900           3,900   Pharmion Corp. *                                     -         190,788        190,788
         -           3,000           3,000   Roche Holdings AG-Genusschein *                      -         297,148        297,148
         -          13,300          13,300   Salix Pharmaceuticals, Ltd. *                        -         438,235        438,235
    24,000               -          24,000   Sankyo Co., Ltd.                               519,091               -        519,091
         -          15,600          15,600   Sanofi-Synthelabo SA *                               -         990,023        990,023
   136,500          42,700         179,200   Schering-Plough Corp.                        2,522,520         789,096      3,311,616
     8,700               -           8,700   Schwarz Pharma AG                              267,586               -        267,586
         -          40,200          40,200   Sepracor, Inc. *                                     -       2,126,580      2,126,580
    41,000               -          41,000   Shionogi & Co., Ltd.                           703,425               -        703,425
         -          11,700          11,700   Shire Pharmaceuticals Group PLC, ADR                 -         312,858        312,858
     8,500               -           8,500   Takeda Chemical Industries                     372,354               -        372,354
         -          24,000          24,000   Taro Pharmaceutical Industries, Ltd. *               -       1,044,000      1,044,000
         -          39,800          39,800   Teva Pharmaceutical Industries, Ltd., ADR            -       2,678,142      2,678,142
         -          16,100          16,100   United Therapeutics Corp. *                          -         412,965        412,965
         -          56,700          56,700   Valeant Pharmaceuticals International                -       1,134,000      1,134,000
    11,800          70,604          82,404   Vertex Pharmaceuticals, Inc. *                 127,912         765,347        893,259
         -          28,300          28,300   ViroPharma, Inc. *                                   -          50,657         50,657

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - HEALTH SCIENCES FUND
JOHN HANCOCK TRUST - HEALTH SCIENCES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

   HEALTH          HEALTH         PROFORMA                                               HEALTH          HEALTH        PROFORMA
SCIENCES FUND  SCIENCES TRUST     COMBINED                                            SCIENCES FUND  SCIENCES TRUST    COMBINED
-------------  --------------     --------                                            -------------  --------------    --------
      SHARES OR PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                               VALUE
      --------------------------                     --------------------                               -----
                                           PHARMACEUTICALS, CONTINUED
    14,900          35,400          50,300 Watson Pharmaceuticals, Inc. *                 400,810          952,260      1,353,070
    30,395         111,323         141,718 Wyeth                                        1,099,083        4,025,440      5,124,523
         -          83,100          83,100 XOMA, Ltd. *                                         -          372,288        372,288
                                                                                      -----------     ------------   ------------
                                                                                       23,775,237       67,751,918     91,527,155
                                           REAL ESTATE - 0.41%
         -          43,100          43,100 Ventas, Inc., REIT                                   -        1,006,384      1,006,384
------------------------------------------------------------------------------------------------------------------   ------------
                                           TOTAL COMMON STOCKS
                                           (Cost $204,355,422)                        $38,363,179     $202,972,803   $241,335,982
------------------------------------------------------------------------------------------------------------------   ------------
                                           PREFERRED STOCKS - 0.71%
                                           BIOTECHNOLOGY - 0.01%
         -               6               6 NeoRx Corp. *                                        -           26,892         26,892

                                           FINANCIAL SERVICES - 0.70%
         -          40,000          40,000 Morgan Stanley *                                     -        1,714,000      1,714,000
------------------------------------------------------------------------------------------------------------------   ------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $1,776,400)                                    -     $  1,740,892   $  1,740,892
------------------------------------------------------------------------------------------------------------------   ------------
                                           WARRANTS - 0.00%
                                           BIOTECHNOLOGY - 0.00%
         -           2,400           2,400 NeoRx Corp. *                                        -                -              -
------------------------------------------------------------------------------------------------------------------   ------------
                                           TOTAL WARRANTS (Cost $0)                   $         -     $          -   $          -
------------------------------------------------------------------------------------------------------------------   ------------
                                           SHORT TERM INVESTMENTS - 1.72%
   194,700               -         194,700 Investment in joint trading account            194,700                -        194,700
                                           1.344% due 07/01/04
         -       4,010,764       4,010,764 T.Rowe Price Reserve Investment Fund (c)             -        4,010,764      4,010,764
------------------------------------------------------------------------------------------------------------------   ------------
                                           TOTAL SHORT TERM INVESTMENTS
                                           (Cost $4,205,464)                          $   194,700     $  4,010,764   $  4,205,464
------------------------------------------------------------------------------------------------------------------   ------------
                                           REPURCHASE AGREEMENTS - 0.57%
         -       1,402,000       1,402,000 Repurchase Agreement with State Street
                                           Corp. dated 06/30/2004 at 0.35%
                                           to be repurchased at $1,402,014
                                           on 07/01/2004, collateralized
                                           by $1,440,000 U.S. Treasury
                                           Notes, 1.875% due 11/30/2005
                                           (valued at $1,431,000, including interest).          -        1,402,000      1,402,000
------------------------------------------------------------------------------------------------------------------   ------------
                                           TOTAL REPURCHASE AGREEMENTS
                                           (Cost $1,402,000)                                    -     $  1,402,000   $  1,402,000
------------------------------------------------------------------------------------------------------------------   -------------
                                           TOTAL INVESTMENTS
                                           (COST $211,739,286) - 101.83%              $38,557,879     $210,126,459   $248,684,338
                                           LIABILITIES IN EXCESS OF OTHER
                                           ASSETS - (1.83)%                                87,580       (4,566,030)    (4,485,703)++
                                                                                      ----------------------------   ------------
                                           TOTAL NET ASSETS - 100.00%                 $38,645,459     $205,560,429   $244,198,635
                                                                                      ============================   ============

FOOTNOTES

Percentages are stated as a percent of net assets.

Key to Security Abbreviations and Legend

ADR     American Depository Receipts
REIT    Real Estate Investment Trust

*       Non-Income Producing

(c)     Investment is an affiliate of the Trust's subadvisor or custodian bank

(e)     Security Fair Valued on September 30, 2004

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $6,105 and $1,148 in Health Sciences Trust and Health Sciences Fund, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

NOTES TO PRO FORMA FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the John Hancock Variable Series Trust Health Sciences Fund ("JHVST Health Sciences") one of twenty-three investment funds offered by the John Hancock Variable Series Trust (the JHVST) and the John Hancock Trust Health Sciences Trust ("JHT Health Sciences"), one of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of the JHVST Health Sciences in exchange for shares of the JHT Health Sciences Trust. Under generally accepted accounting principles in the United States of America ("GAAP"), JHT Health Sciences and will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of JHVST Health Sciences and JHT Health Sciences incorporated by reference in the Statement of Additional Information.

As of June 30, 2004, all of the securities held by JHVST Health Sciences would comply with the compliance guidelines and/or investment restrictions of JHT Health Sciences.

Series I , II and III shares of JHT Health Sciences are presently offered only to: Separate Accounts A, H,I, L, M, N and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of JHVST Health Sciences are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one - time proxy, legal and other expenses of the reorganization. These estimated expenses are $6,105 and $1,148 in JHT Health Sciences and JHVST Health Sciences, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in the reorganization.

      (C) Adjustment to reflect the reduction in net assets due to estimated expenses of the reorganization.

      (D) Adjustment to reflect the decrease in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization.

      (F) Adjustment to reflect the change in 12b-1 distribution fees upon reorganization.

      (G) Adjustment to reflect the reduction in expense and elimination of duplicate expenses upon reorganization.

      (H)   Adjustment to reflect the advisory fee waiver upon reorganization.

      (I) Adjustment to reflect the elimination of the commission recapture reduction upon reorganization.

The advisory fees and 12b-1 distribution fees reflect an increase in advisory fees of 0.10% and an accompanying decrease in 12b-1 distribution fees of 0.10% upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

JOHN HANCOCK TRUST

NOTES TO PRO FORMA FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP GROWTH FUND
JOHN HANCOCK TRUST - BLUE CHIP GROWTH TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                                      BLUE CHIP
                                                                      LARGE CAP        BLUE CHIP                     GROWTH TRUST
                                                                        GROWTH          GROWTH       PRO FORMA        PRO FORMA
                                                                        FUND             TRUST      ADJUSTMENTS        COMBINED
                                                                    -------------   --------------  -----------     --------------
ASSETS
Investments in securities, at value                                 $ 609,772,996   $1,616,857,537                  $2,226,630,533
       Securities on loan, at value                                    19,237,798       65,451,598                      84,689,396
       Repurchase agreements, at value                                          -          948,000                         948,000
       Investments in Joint Trading Account                            11,341,500                -                      11,341,500
                                                                    -------------   --------------                  --------------
       TOTAL INVESTMENTS IN SECURITIES, AT VALUE (See accompanying
       portfolio of investments)                                      640,352,294    1,683,257,135                   2,323,609,429
Cash                                                                          103              935                           1,038
Receivables:
       Investments sold                                                15,923,955        6,589,643                      22,513,598
       Fund shares sold                                                         -          221,333                         221,333
       Dividends and interest                                             526,468        1,267,269                       1,793,737
       Foreign tax withholding reclaims                                         -            1,178                           1,178
Other assets                                                                    -           30,757                          30,757
                                                                    -------------   --------------                  --------------
       TOTAL ASSETS                                                   656,802,820    1,691,368,250                   2,348,171,070
                                                                    -------------   --------------                  --------------

LIABILITIES
Payables:
       Investments purchased                                           21,609,573   $    9,971,376                      31,580,949
       Fund shares redeemed                                                     -        3,365,775                       3,365,775
       Dividend and interest withholding tax                                    -           15,800                          15,800
       Other payables and accrued expenses                                271,208          151,068  $   126,072  A         548,348
       Collateral for securities lending                               19,237,798       66,932,055                      86,169,853
                                                                    -------------   --------------                  --------------
       TOTAL LIABILITIES                                               41,118,579       80,436,074                     121,680,725
                                                                    -------------   --------------                  --------------
NET ASSETS                                                          $ 615,684,241   $1,610,932,176                  $2,226,490,345
                                                                    =============   ==============                  ==============

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                          $      16,000   $      630,126 ($   126,072) A  $      520,054
Accumulated undistributed net realized gain (loss) on
       investments, futures, foreign currency and forward
         foreign currency contracts                                  (351,893,759)    (204,976,860)                   (556,870,619)
Unrealized appreciation (depreciation) on:
       Investments                                                     31,572,000      189,770,024                     221,342,024
Capital shares at par value of $.01                                             -        1,013,124      386,979  B       1,400,103
Additional paid-in capital                                            935,990,000    1,624,495,762     (386,979) B   2,560,098,783
                                                                    -------------   -------------- ------------     --------------
NET ASSETS                                                          $ 615,684,241   $1,610,932,176                  $2,226,490,345
                                                                    =============   ==============                  ==============
Investments in securities, including repurchase agreements and
       securities on loan, at identified cost                       $ 608,780,294   $1,493,487,111                  $2,102,267,405
                                                                    =============   ==============                  ==============

NET ASSET VALUES:

NAV SHARES:
Net Assets at value                                                 $ 615,684,241                -      (37,100) C  $  615,647,141
                                                                    =============   ==============                  ==============
Shares Outstanding                                                     44,026,334                -   (5,328,393) D      38,697,941
                                                                    -------------   -------------- ------------     --------------
Net asset value, offering and redemption price per share            $       13.98                -                  $        15.91
                                                                    =============   ==============                  ==============

SERIES I SHARES:
Net Assets at value                                                             -   $1,288,995,716      (71,238) C  $1,288,924,478
                                                                    =============   ==============                  ==============
Shares Outstanding                                                              -       81,004,734            -         81,004,734
                                                                    -------------   -------------- ------------     --------------
Net asset value, offering and redemption price per share                        -   $        15.91                  $        15.91
                                                                    =============   ==============                  ==============

SERIES II SHARES:
Net Assets at value                                                             -   $  321,845,069      (17,729) C  $  321,827,340
                                                                    =============   ==============                  ==============
Shares Outstanding                                                              -       20,301,888            -         20,301,888
                                                                    -------------   -------------- ------------     --------------
Net asset value, offering and redemption price per share                        -   $        15.85                  $        15.85
                                                                    =============   ==============                  ==============

SERIES III SHARES:
Net Assets at value                                                             -   $       91,391           (5) C  $       91,386
                                                                    =============   ==============                  ==============
Shares Outstanding                                                              -            5,754                           5,754
                                                                    -------------   -------------- ------------     --------------
Net asset value, offering and redemption price per share                        -   $        15.88                  $        15.88
                                                                    =============   ==============                  ==============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP GROWTH FUND
JOHN HANCOCK TRUST - BLUE CHIP GROWTH TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                                     BLUE CHIP
                                                                    LARGE CAP       BLUE CHIP                      GROWTH TRUST
                                                                      GROWTH         GROWTH        PRO FORMA         PRO FORMA
                                                                       FUND           TRUST       ADJUSTMENTS        COMBINED
                                                                   ------------   -------------   -----------      -------------
Investment Income:
        Interest                                                   $    219,583   $     113,465                    $     333,048
        Dividends                                                     6,040,198      15,040,109                       21,080,307
        Securities lending                                               20,780          68,264                           89,044
        Less: Foreign taxes withheld                                          -         (68,683)                         (68,683)
                                                                   ------------   -------------                    -------------
        Total income                                                  6,280,561      15,153,155                    $  21,433,716
                                                                   ------------   -------------                    -------------
Expenses:
        Investment adviser fee                                        4,780,696      10,436,581     2,329,849  E      17,547,126
        Distribution fee for Series I                                         -       1,873,311    (1,227,560) F         645,751
        Distribution fee for Series II                                        -         721,910       (87,751) F         634,159
        Distribution fee for Series III                                       -             214           (47) F             167
        Custodian fee                                                   137,295         294,529      (137,295) G         294,529
        Fund administration fees                                              -         157,243                          157,243
        Printing and postage fees                                        63,351          95,836                          159,187
        Audit and legal fees                                            147,897          47,660       (90,000) G         105,557
        Registration and filing fees                                          -          18,965                           18,965
        Trustees fees and expenses                                       19,022          21,550                           40,572
        Transfer agent fee for Series III                                     -           1,058                            1,058
        Blue sky fees for Series III                                          -             300                              300
        Miscellaneous                                                    23,760          40,863                           64,623
                                                                   ------------   -------------   -----------      -------------
        Expenses before reductions by investment adviser              5,172,021      13,710,020       787,196         19,669,237
        Less reductions of expenses by investment adviser                     -        (411,231)            -           (411,231)
        Less custodian expense reduction offset by commission
          recapture arrangement                                        (182,640)              -       182,640  H               -
                                                                   ------------   -------------   -----------      -------------
        Total expenses                                                4,989,381      13,298,789       969,836         19,258,006
                                                                   ------------   -------------   -----------      -------------
Net investment income (loss)                                          1,291,180       1,854,366                        2,175,710
                                                                   ------------   -------------                    -------------
Realized and unrealized gain (loss) on investments, foreign
        currency and forward foreign currency contracts:
Net realized gain (loss) on:
        Investment transactions                                      28,127,521      16,039,401                       44,166,922
        Foreign currency and forward foreign currency contracts               -         (26,148)                         (26,148)
Change in unrealized appreciation (depreciation) on:
        Investments                                                  53,456,000     203,532,579                      256,988,579
        Translation of foreign currency and forward foreign
          currency contracts                                                  -               -                                -
                                                                   ------------   -------------                    -------------
        Net gain (loss) on investments, foreign
          currency and forward foreign currency contracts            81,583,521     219,545,832                      301,129,353
                                                                   ------------   -------------                    -------------
Net increase (decrease) in net assets resulting from operations    $ 82,874,701   $ 221,400,198                      303,305,063
                                                                   ============   =============                    =============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP GROWTH FUND
JOHN HANCOCK TRUST - BLUE CHIP GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

            BLUE CHIP
 LARGE CAP   GROWTH    PROFORMA                                                       LARGE CAP      BLUE CHIP          PROFORMA
GROWTH FUND   TRUST    COMBINED                                                      GROWTH FUND   GROWTH TRUST         COMBINED
----------- --------- -----------                                                   ------------- ---------------  -----------------
    SHARES OR PRINCIPAL AMOUNT               SECURITY DESCRIPTION                                      VALUE
--------------------------------- -------------------------------------------------               ---------------
                                  COMMON STOCKS - 98.93%
                                  ADVERTISING - 0.44%
     72,100         -      72,100 Lamar Advertising Co.                             $  3,125,535               -   $    3,125,535
          -    88,600      88,600 Omnicom Group, Inc.                                          -  $    6,723,854        6,723,854
                                                                                    ------------  --------------   --------------
                                                                                       3,125,535       6,723,854        9,849,389
                                  AEROSPACE - 1.27%
    111,300         -     111,300 Boeing Co.                                           5,686,317               -        5,686,317
          -    66,500      66,500 General Dynamics Corp.                                       -       6,603,450        6,603,450
          -   141,600     141,600 Honeywell International, Inc.                                -       5,186,808        5,186,808
          -   200,800     200,800 Lockheed Martin Corp.                                        -      10,457,664       10,457,664
          -     9,700       9,700 Rockwell Collins, Inc.                                       -         323,204          323,204
                                                                                    ------------  --------------   --------------
                                                                                       5,686,317      22,571,126       28,257,443
                                  AIR TRAVEL - 0.11%
     85,100         -      85,100 JetBlue Airways Corp.                                2,500,238               -        2,500,238
                                                                                    ------------  --------------   --------------
                                  ALUMINUM - 0.16%
          -   106,500     106,500 Alcoa, Inc.                                                  -       3,517,695        3,517,695
                                                                                    ------------  --------------   --------------
                                  AUTO PARTS - 0.16%
     79,600         -      79,600 Advanced Auto Parts                                  3,516,728               -        3,516,728
                                                                                    ------------  --------------   --------------
                                  BANKING - 2.60%
          -   193,800     193,800 Bank of America Corp.                                        -      16,399,356       16,399,356
          -   240,200     240,200 Bank of New York Company, Inc.                               -       7,081,096        7,081,096
          -   263,200     263,200 Northern Trust Corp.                                         -      11,128,096       11,128,096
          -   350,600     350,600 US Bancorp                                                   -       9,662,536        9,662,536
          -   239,800     239,800 Wells Fargo & Company                                        -      13,723,754       13,723,754
                                                                                    ------------  --------------   --------------
                                                                                               -      57,994,838       57,994,838
                                  BIOTECHNOLOGY - 2.53%
    134,900   364,800     499,700 Amgen, Inc. *                                        7,361,493      19,907,136       27,268,629
    129,300    82,000     211,300 Biogen Idec, Inc. *                                  8,178,225       5,186,500       13,364,725
          -    89,700      89,700 Genentech, Inc.                                              -       5,041,140        5,041,140
    199,800         -     199,800 Medicinesco                                          6,095,898               -        6,095,898
          -    51,300      51,300 MedImmune, Inc. *                                            -       1,200,420        1,200,420
     62,700         -      62,700 Sepracor, Inc.                                       3,316,830               -        3,316,830
                                                                                    ------------  --------------   --------------
                                                                                      24,952,446      31,335,196       56,287,642
                                  BROADCASTING - 1.22%
          -   143,900     143,900 British Sky Broadcasting Group PLC *                         -       1,622,652        1,622,652
          -   207,900     207,900 Clear Channel Communications, Inc.                           -       7,681,905        7,681,905
          -   499,784     499,784 Viacom, Inc., Class B                                        -      17,852,284       17,852,284
                                                                                    ------------  --------------   --------------
                                                                                               -      27,156,841       27,156,841
                                  BUSINESS SERVICES - 2.56%
          -   107,400     107,400 Accenture, Ltd., Class A *                                   -       2,951,352        2,951,352
          -   166,900     166,900 Affiliated Computer Services, Inc., Class A *                -       8,835,686        8,835,686
    103,100    35,600     138,700 Automatic Data Processing, Inc.                      4,317,828       1,490,928        5,808,756
          -   317,800     317,800 Cendant Corp.                                                -       7,779,744        7,779,744
          -    80,400      80,400 Charles Schwab Corp.                                         -         772,644          772,644
          -    72,400      72,400 ChoicePoint, Inc. *                                          -       3,305,784        3,305,784
          -   297,200     297,200 First Data Corp.                                             -      13,231,344       13,231,344
          -   126,100     126,100 SunGuard Data Systems, Inc. *                                -       3,278,600        3,278,600
    140,400   256,625     397,025 VERITAS Software Corp. *                             3,889,080       7,108,513       10,997,593
                                                                                    ------------  --------------   --------------
                                                                                       8,206,908      48,754,595       56,961,503
                                  CABLE AND TELEVISION - 1.94%
     52,800   409,500     462,300 Comcast Corp.-Special Class A *                      1,479,984      11,306,295       12,786,279
          -   340,000     340,000 EchoStar Communications Corp., Class A *                     -      10,455,000       10,455,000
    399,900   738,600   1,138,500 Time Warner, Inc. *                                  7,030,242      12,984,588       20,014,830
                                                                                    ------------  --------------   --------------
                                                                                       8,510,226      34,745,883       43,256,109

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP GROWTH FUND
JOHN HANCOCK TRUST - BLUE CHIP GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

            BLUE CHIP
 LARGE CAP   GROWTH    PROFORMA                                                       LARGE CAP      BLUE CHIP          PROFORMA
GROWTH FUND   TRUST    COMBINED                                                      GROWTH FUND    GROWTH TRUST        COMBINED
----------- --------- -----------                                                   -------------   ------------   -----------------
    SHARES OR PRINCIPAL AMOUNT               SECURITY DESCRIPTION                                      VALUE
--------------------------------- -------------------------------------------------                 ------------
                                  CELLULAR COMMUNICATIONS - 1.52%
    341,600         -     341,600 Motorola, Inc.                                       6,234,200               -        6,234,200
          -   760,500     760,500 Nextel Communications, Inc., Class A *                       -      20,274,930       20,274,930
          -   334,950     334,950 Vodafone Group PLC - ADR                                     -       7,402,395        7,402,395
                                                                                    ------------    ------------   --------------
                                                                                       6,234,200      27,677,325       33,911,525
                                  CHEMCIALS - 0.17%
    119,100         -     119,100 Ecolab, Inc.                                         3,775,470               -        3,775,470
                                                                                    ------------    ------------   --------------
                                  COLLEGES & UNIVERSITIES - 0.96%
     27,500   213,700     241,200 Apollo Group, Inc., Class A *                        2,427,975      18,867,573       21,295,548
                                                                                    ------------    ------------   --------------
                                  COMPUTERS & BUSINESS EQUIPMENT - 3.66%
    131,500         -     131,500 CDW Corp.                                            8,384,400               -        8,384,400
    327,600   791,200   1,118,800 Dell, Inc. *                                        11,734,632      28,340,784       40,075,416
    262,600         -     262,600 EMC Corp.                                            2,993,640               -        2,993,640
     60,700    13,900      74,600 International Business Machines Corp.                5,350,705       1,225,285        6,575,990
          -   103,900     103,900 Lexmark International, Inc. *                                -      10,029,467       10,029,467
          -   196,400     196,400 Research In Motion, Ltd. - USD (a)                           -      13,441,616       13,441,616
                                                                                    ------------    ------------   --------------
                                                                                      28,463,377      53,037,152       81,500,529
                                  CONSTRUCTION MATERIALS - 0.28%
    154,100         -     154,100 American Standard Cos., Inc.                         6,211,771               -        6,211,771
                                                                                    ------------    ------------   --------------
                                  COSMETICS & TOILETRIES - 0.56%
     87,600         -      87,600 Avon Products, Inc.                                  4,041,864               -        4,041,864
          -    76,400      76,400 The Gillette Company                                         -       3,239,360        3,239,360
          -    95,000      95,000 The Procter & Gamble Company                                 -       5,171,800        5,171,800
                                                                                    ------------    ------------   --------------
                                                                                       4,041,864       8,411,160       12,453,024
                                  CRUDE PETROLEUM & NATURAL GAS - 0.71%
     49,400         -      49,400 Devon Energy Corp.                                   3,260,400               -        3,260,400
    317,700         -     317,700 Grant Prideco, Inc.                                  5,864,742               -        5,864,742
     61,000         -      61,000 Murphy Oil Corp.                                     4,495,700               -        4,495,700
     41,000         -      41,000 Newfield Exploration Co.                             2,285,340               -        2,285,340
                                                                                    ------------    ------------   --------------
                                                                                      15,906,182               -       15,906,182
                                  ELECTRICAL EQUIPMENT - 2.79%
    276,600 1,352,500   1,629,100 General Electric Company                             8,961,840      43,821,000       52,782,840
    273,200         -     273,200 Sanmina Corp.                                        2,486,120               -        2,486,120
     74,400         -      74,400 United Technologies Corp.                            6,806,112               -        6,806,112
                                                                                    ------------    ------------   --------------
                                                                                      18,254,072      43,821,000       62,075,072
                                  ELECTRONICS - 0.64%
          -   306,000     306,000 Adobe Systems, Inc.                                          -      14,229,000       14,229,000
                                                                                    ------------    ------------   --------------
                                  FINANCIAL SERVICES - 12.15%
          -   203,500     203,500 Ameritrade Holding Corp. *                                   -       2,309,725        2,309,725
     25,500         -      25,500 Bear Stearns Cos., Inc.                              2,149,905               -        2,149,905
     65,100         -      65,100 Capital One Financial Corp.                          4,451,538               -        4,451,538
     21,300         -      21,300 Chicago Mercantile Exchange                          3,075,081               -        3,075,081
    136,900 1,241,896   1,378,796 Citigroup, Inc.                                      6,365,850      57,748,164       64,114,014
          -   147,600     147,600 Federal Home Loan Mortgage Corp.                             -       9,343,080        9,343,080
    143,100   251,800     394,900 Federal National Mortgage Association               10,211,616      17,968,448       28,180,064
          -   226,300     226,300 Fiserv, Inc. *                                               -       8,800,807        8,800,807
          -   184,000     184,000 Franklin Resources, Inc.                                     -       9,214,720        9,214,720
          -    41,500      41,500 J.P. Morgan Chase & Company                                  -       1,608,955        1,608,955
          -   128,100     128,100 Legg Mason, Inc. (a)                                         -      11,658,381       11,658,381
    181,600         -     181,600 MBNA Corp.                                           4,683,464               -        4,683,464
          -   504,600     504,600 Mellon Financial Corp.                                       -      14,799,918       14,799,918
    128,500   305,500     434,000 Merrill Lynch & Company, Inc.                        6,936,430      16,490,890       23,427,320
          -   195,600     195,600 Morgan Stanley                                               -      10,321,812       10,321,812
          -   304,200     304,200 SLM Corp.                                                    -      12,304,890       12,304,890
    134,300         -     134,300 Standard and Poor's Depositary Receipts             15,381,379               -       15,381,379
          -   479,100     479,100 State Street Corp.                                           -      23,495,064       23,495,064
     78,900   146,400     225,300 The Goldman Sachs Group, Inc.                        7,429,224      13,785,024       21,214,248
                                                                                    ------------    ------------   --------------
                                                                                      60,684,487     209,849,878      270,534,365

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP GROWTH FUND
JOHN HANCOCK TRUST - BLUE CHIP GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

            BLUE CHIP
 LARGE CAP   GROWTH    PROFORMA                                                       LARGE CAP      BLUE CHIP          PROFORMA
GROWTH FUND   TRUST    COMBINED                                                      GROWTH FUND   GROWTH TRUST         COMBINED
----------- --------- -----------                                                   ------------- ---------------  -----------------
    SHARES OR PRINCIPAL AMOUNT               SECURITY DESCRIPTION                                      VALUE
--------------------------------- -------------------------------------------------               ---------------
                                  FOOD & BEVERAGES - 2.64%
     45,200         -      45,200 Anheuser-Busch Cos., Inc.                            2,440,800               -        2,440,800
    238,200               238,200 Coca-Cola Co.                                       12,024,336               -       12,024,336
    190,800   270,570     461,370 PepsiCo, Inc.                                       10,280,304      14,578,312       24,858,616
          -   182,500     182,500 Starbucks Corp. * (a)                                        -       7,935,100        7,935,100
          -   226,200     226,200 The Coca-Cola Company                                        -      11,418,576       11,418,576
                                                                                    ------------  --------------   --------------
                                                                                      24,745,440      33,931,988       58,677,428
                                  HEALTHCARE PRODUCTS - 4.01%
          -    21,600      21,600 Biomet, Inc.                                                 -         959,904          959,904
    117,300   252,000     369,300 Boston Scientific Corp.                              5,020,440      10,785,600       15,806,040
     65,000    65,100     130,100 Guidant Corp.                                        3,632,200       3,637,788        7,269,988
    270,300   312,100     582,400 Johnson & Johnson                                   15,055,710      17,383,970       32,439,680
          -   301,500     301,500 Medtronic, Inc.                                              -      14,689,080       14,689,080
     81,000    39,400     120,400 St. Jude Medical, Inc. *                             6,127,650       2,980,610        9,108,260
          -   103,400     103,400 Stryker Corp.                                                -       5,687,000        5,687,000
     37,300         -      37,300 Zimmer Holdings, Inc.                                3,289,860               -        3,289,860
                                                                                    ------------  --------------   --------------
                                                                                      33,125,860      56,123,952       89,249,812
                                  HEALTHCARE SERVICES - 3.59%
     70,000         -      70,000 Cardinal Health, Inc.                                4,903,500               -        4,903,500
     58,200         -      58,200 DaVita, Inc.                                         1,794,306               -        1,794,306
     65,900   707,300     773,200 UnitedHealth Group, Inc.                             4,102,275      44,029,425       48,131,700
     22,600   201,600     224,200 Wellpoint Health Networks, Inc. *                    2,531,426      22,581,216       25,112,642
                                                                                    ------------  --------------   --------------
                                                                                      13,331,507      66,610,641       79,942,148
                                  HOTELS & RESTAURANTS - 0.38%
          -   161,400     161,400 McDonald's Corp.                                             -       4,196,400        4,196,400
          -    89,500      89,500 MGM Mirage * (a)                                             -       4,201,130        4,201,130
                                                                                    ------------  --------------   --------------
                                                                                               -       8,397,530        8,397,530
                                  HOUSEHOLD PRODUCTS - 0.93%
          -    74,700      74,700 Fortune Brands, Inc.                                         -       5,634,621        5,634,621
    278,200         -     278,200 Procter & Gamble Co.                                15,145,208               -       15,145,208
                                                                                    ------------  --------------   --------------
                                                                                      15,145,208       5,634,621       20,779,829
                                  INDUSTRIAL MACHINERY - 0.28%
          -    88,000      88,000 Deere & Company                                              -       6,172,320        6,172,320
                                                                                    ------------  --------------   --------------
                                  INSURANCE - 4.85%
    120,100         -     120,100 AFLAC, Inc.                                          4,901,281               -        4,901,281
    227,400   507,327     734,727 American International Group, Inc.                  16,209,072      36,162,268       52,371,340
          -    63,400      63,400 Anthem, Inc. * (a)                                           -       5,678,104        5,678,104
          -   111,200     111,200 Genworth Financial, Inc. * (a)                               -       2,552,040        2,552,040
    100,000   214,900     314,900 Hartford Financial Services Group, Inc.              6,874,000      14,772,226       21,646,226
          -   193,400     193,400 Marsh & McLennan Companies, Inc.                             -       8,776,492        8,776,492
          -   297,855     297,855 The St. Paul Travelers Companies, Inc.                       -      12,075,042       12,075,042
                                                                                    ------------  --------------   --------------
                                                                                      27,984,353      80,016,172      108,000,525
                                  INTERNET CONTENT - 1.34%
    233,800   589,800     823,600 Yahoo!, Inc.                                         8,493,954      21,427,434       29,921,388
                                                                                    ------------  --------------   --------------
                                  INTERNET RETAIL - 1.75%
          -    49,000      49,000 Amazon.com, Inc. *                                           -       2,665,600        2,665,600
     71,000   175,400     246,400 eBay, Inc.                                           6,528,450      16,128,030       22,656,480
    113,800   342,100     455,900 InterActiveCorp * (a)                                3,429,932      10,310,894       13,740,826
                                                                                    ------------  --------------   --------------
                                                                                       9,958,382      29,104,524       39,062,906
                                  INTERNET SOFTWARE - 2.85%
    900,000 1,380,000   2,280,000 Cisco Systems, Inc. *                               21,330,000      32,706,000       54,036,000
          -   261,100     261,100 Juniper Networks, Inc. * (a)                                 -       6,415,227        6,415,227
          -    70,700      70,700 Symantec Corp.                                               -       3,095,246        3,095,246
                                                                                    ------------  --------------   --------------
                                                                                      21,330,000      42,216,473       63,546,473
                                  LEISURE TIME - 2.24%
          -   404,400     404,400 Carnival Corp.                                               -      19,006,800       19,006,800
          -   528,300     528,300 International Game Technology (a)                            -      20,392,380       20,392,380
     53,000         -      53,000 Pixar, Inc.                                          3,684,030               -        3,684,030
    178,800    86,600     265,400 The Walt Disney Company                              4,557,612       2,207,434        6,765,046
                                                                                    ------------  --------------   --------------
                                                                                       8,241,642      41,606,614       49,848,256

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP GROWTH FUND
JOHN HANCOCK TRUST - BLUE CHIP GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

            BLUE CHIP
 LARGE CAP   GROWTH    PROFORMA                                                       LARGE CAP      BLUE CHIP          PROFORMA
GROWTH FUND   TRUST    COMBINED                                                      GROWTH FUND    GROWTH TRUST        COMBINED
----------- --------- -----------                                                   ------------- ---------------  -----------------
    SHARES OR PRINCIPAL AMOUNT               SECURITY DESCRIPTION                                      VALUE
--------------------------------- -------------------------------------------------               ---------------
                                  MANUFACTURING - 4.92%
    140,000    64,500     204,500 3M Company                                          12,601,400       5,805,645       18,407,045
     86,600   628,400     715,000 Danaher Corp.                                        4,490,210      32,582,540       37,072,750
     45,200    49,100      94,300 Illinois Tool Works, Inc.                            4,334,228       4,708,199        9,042,427
     62,800         -      62,800 Oshkosh Truck Corp.                                  3,599,068               -        3,599,068
     73,600         -      73,600 Pall Corp.                                           1,927,584               -        1,927,584
    299,700   889,696   1,189,396 Tyco International, Ltd.                             9,932,058      29,484,525       39,416,583
                                                                                    ------------  --------------   --------------
                                                                                      36,884,548      72,580,909      109,465,457
                                  MINING - 0.15%
          -   372,800     372,800 BHP Billiton, Ltd. *                                         -       3,246,940        3,246,940
                                                                                    ------------  --------------   --------------
                                  NEWSPAPERS - 0.96%
     39,800   128,800     168,600 E.W. Scripps Company, Class A (a)                    4,179,000      13,524,000       17,703,000
          -     3,887       3,887 Washington Post Company, Class B (a)                         -       3,614,949        3,614,949
                                                                                    ------------  --------------   --------------
                                                                                       4,179,000      17,138,949       21,317,949
                                  PETROLEUM SERVICES - 2.74%
          -   419,500     419,500 Baker Hughes, Inc.                                           -      15,794,175       15,794,175
          -   203,300     203,300 BJ Services Company                                          -       9,319,272        9,319,272
          -   316,900     316,900 Schlumberger, Ltd.                                           -      20,126,319       20,126,319
          -   281,500     281,500 Smith International, Inc. * (a)                              -      15,696,440       15,696,440
                                                                                    ------------  --------------   --------------
                                                                                               -      60,936,206       60,936,206
                                  PHARMACEUTICALS - 6.26%
    149,400   143,900     293,300 Abbott Laboratories                                  6,089,544       5,865,364       11,954,908
          -    83,300      83,300 Eli Lilly & Company                                          -       5,823,503        5,823,503
          -   272,700     272,700 Forest Laboratories, Inc. *                                  -      15,443,001       15,443,001
          -   159,200     159,200 Gilead Sciences, Inc. *                                      -      10,666,400       10,666,400
    130,300         -     130,300 Merck & Co., Inc.                                    6,189,250               -        6,189,250
    706,600 1,509,491   2,216,091 Pfizer, Inc.                                        24,222,248      51,745,351       75,967,599
          -   107,700     107,700 Teva Pharmaceutical Industries, Ltd., ADR (a)                -       7,247,133        7,247,133
          -   169,900     169,900 Wyeth                                                        -       6,143,584        6,143,584
                                                                                    ------------  --------------   --------------
                                                                                      36,501,042     102,934,336      139,435,378
                                  PUBLISHING - 0.02%
          -     5,900       5,900 McGraw-Hill Companies, Inc.                                  -         451,763          451,763
                                                                                    ------------  --------------   --------------
                                  RETAIL GROCERY - 0.33%
          -   151,500     151,500 Sysco Corp.                                                  -       5,434,305        5,434,305
     20,100         -      20,100 Whole Foods Market, Inc.                             1,918,545               -        1,918,545
                                                                                    ------------  --------------   --------------
                                                                                       1,918,545       5,434,305        7,352,850
                                  RETAIL TRADE - 5.61%
     82,800   305,000     387,800 Best Buy Company, Inc.                               4,201,272      15,475,700       19,676,972
          -    41,600      41,600 CVS Corp.                                                    -       1,748,032        1,748,032
          -    45,800      45,800 Family Dollar Stores, Inc.                                   -       1,393,236        1,393,236
    382,800   646,200   1,029,000 Home Depot, Inc.                                    13,474,560      22,746,240       36,220,800
    134,000   553,100     687,100 Target Corp.                                         5,690,980      23,490,157       29,181,137
    175,000         -     175,000 TJX Cos., Inc.                                       4,224,500               -        4,224,500
          -    39,800      39,800 Walgreen Company (a)                                         -       1,441,158        1,441,158
    155,400   433,100     588,500 Wal-Mart Stores, Inc.                                8,198,904      22,850,356       31,049,260
                                                                                    ------------  --------------   --------------
                                                                                      35,790,216      89,144,879      124,935,095
                                  SANITARY SERVICES - 0.03%
          -    22,000      22,000 Waste Management, Inc.                                       -         674,300          674,300
                                                                                    ------------  --------------   --------------
                                  SEMICONDUCTORS - 5.79%
    124,300   355,700     480,000 Analog Devices, Inc.                                 5,852,044      16,746,356       22,598,400
    419,200   200,600     619,800 Applied Materials, Inc. *                            8,224,704       3,935,772       12,160,476
    890,100   658,600   1,548,700 Intel Corp.                                         24,566,760      18,177,360       42,744,120
          -   427,900     427,900 Maxim Integrated Products, Inc.                              -      22,430,518       22,430,518
          -   102,600     102,600 Microchip Technology, Inc.                                   -       3,236,004        3,236,004
          -   133,400     133,400 QLogic Corp. * (a)                                           -       3,547,106        3,547,106
    279,500         -     279,500 RF Micro Devices, Inc.                               2,096,250               -        2,096,250
    193,400   265,900     459,300 Texas Instruments, Inc.                              4,676,412       6,429,462       11,105,874
          -   268,400     268,400 Xilinx, Inc.                                                 -       8,940,404        8,940,404
                                                                                    ------------  --------------   --------------
                                                                                      45,416,170      83,442,982      128,859,152

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP GROWTH FUND
JOHN HANCOCK TRUST - BLUE CHIP GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

            BLUE CHIP
 LARGE CAP    GROWTH   PROFORMA                                                       LARGE CAP      BLUE CHIP          PROFORMA
GROWTH FUND   TRUST    COMBINED                                                      GROWTH FUND    GROWTH TRUST        COMBINED
----------- --------- -----------                                                   ------------- ---------------  -----------------
    SHARES OR PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                                   VALUE
--------------------------------- -------------------------------------------------               ---------------
                                  SOFTWARE - 5.60%
    142,300         -     142,300 Electronic Arts, Inc.                                7,762,465               -        7,762,465
          -   290,400     290,400 Intuit, Inc. *                                               -      11,203,632       11,203,632
    990,900 1,810,600   2,801,500 Microsoft Corp.                                     28,300,104      51,710,736       80,010,840
    827,700    81,500     909,200 Oracle Corp. *                                       9,874,461         972,295       10,846,756
          -   252,600     252,600 SAP AG, ADR (a)                                              -      10,561,206       10,561,206
    140,800         -     140,800 Take Two Interactive Software                        4,314,112               -        4,314,112
                                                                                    ------------  --------------   --------------
                                                                                      50,251,142      74,447,869      124,699,011
                                  STEEL - 0.60%
          -   173,500     173,500 Nucor Corp. (a)                                              -      13,317,860       13,317,860
                                                                                    ------------  --------------   --------------
                                  TELECOMMUNICATIONS EQUIPMENT & SERVICES - 0.74%
          -   163,300     163,300 Corning, Inc. *                                              -       2,132,698        2,132,698
          -    18,100      18,100 Nokia Oyj-sponsored ADR                                      -         263,174          263,174
    120,700    71,400     192,100 QUALCOMM, Inc.                                       8,808,686       5,210,772       14,019,458
                                                                                    ------------  --------------   --------------
                                                                                       8,808,686       7,606,644       16,415,330
                                  TEXTILES & APPAREL - 0.17%
     83,700         -      83,700 Coach, Inc.                                          3,782,403               -        3,782,403
                                                                                    ------------  --------------   --------------
                                  TOBACCO - 0.58%
    126,300   133,700     260,000 Altria Group, Inc.                                   6,321,315       6,691,685       13,013,000
                                                                                    ------------  --------------   --------------
                                  TRANSPORTATION - 0.92%
     50,000   282,400     332,400 Harley-Davidson, Inc.                                3,097,000      17,491,856       20,588,856
                                                                                    ------------  --------------   --------------
                                  TRAVEL SERVICES - 1.22%
    167,600   359,000     526,600 American Express Company                             8,611,288      18,445,420       27,056,708
                                                                                    ------------  --------------   --------------
                                  TRUCKING & FREIGHT - 1.01%
     41,100         -      41,100 Fedex Corp.                                          3,357,499               -        3,357,499
          -   253,400     253,400 United Parcel Service, Inc., Class B                         -      19,048,078       19,048,078
                                                                                    ------------  --------------   --------------
                                                                                       3,357,499      19,048,078       22,405,577
---------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL COMMON STOCKS
                                  (Cost $1,981,367,661)                             $609,772,996  $1,592,970,366   $2,202,743,362
---------------------------------------------------------------------------------------------------------------------------------
                                  PREFERRED STOCKS - 0.25%
                                  BROADCASTING - 0.25%
          -   171,900     171,900 The News Corp., Ltd., ADR                                    -       5,652,072        5,652,072
---------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL PREFERRED STOCKS
                                  (Cost $5,685,749)                                            -  $    5,652,072   $    5,652,072
---------------------------------------------------------------------------------------------------------------------------------
                                  SHORT TERM INVESTMENTS - 5.13%
$11,341,500         - $11,341,500 Investment in joint trading account
                                  1.344% due 07/01/04                                 11,341,500               -       11,341,500
 19,237,798 6,932,055  86,169,853 State Street Navigator Securities
                                     Lending Prime Portfolio (c)                      19,237,798      66,932,055       86,169,853
          - 6,754,642  16,754,642 T. Rowe Price Reserve Investment Fund (c)                    -      16,754,642       16,754,642
---------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL SHORT TERM INVESTMENTS
                                  (Cost $114,265,995)                               $ 30,579,298  $   83,686,697   $  114,265,995
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP GROWTH FUND
JOHN HANCOCK TRUST - BLUE CHIP GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

            BLUE CHIP
 LARGE CAP   GROWTH    PROFORMA                                                       LARGE CAP      BLUE CHIP          PROFORMA
GROWTH FUND   TRUST    COMBINED                                                      GROWTH FUND    GROWTH TRUST        COMBINED
----------- --------- -----------                                                   ------------- ---------------  -----------------
    SHARES OR PRINCIPAL AMOUNT               SECURITY DESCRIPTION                                      VALUE
--------------------------------- -------------------------------------------------               ---------------
                                  REPURCHASE AGREEMENTS - 0.05%
                                  Repurchase Agreement with State Street
                                   Corp. dated 06/30/2004 at 0.35% to be
                                   repurchased at $948,009 on 07/01/2004,
                                   collateralized by $975,000 U.S. Treasury Notes,
                                   1.875% due 11/30/2005 (valued at $968,906,
              948,000              including interest).                                        -         948,000          948,000
---------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL REPURCHASE AGREEMENTS
                                  (Cost $948,000)                                              -  $      948,000   $      948,000
---------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS (COST $2,102,267,405) - 104.36% $640,352,294  $1,683,257,135   $2,323,609,429
                                  LIABILITIES IN EXCESS OF OTHER ASSETS - (4.36)%    (24,668,053)    (72,324,959)     (97,119,084)++
                                                                                    ---------------------------------------------
                                  TOTAL NET ASSETS - 100.00%                        $615,684,241  $1,610,932,176   $2,226,490,345
                                                                                    =============================================

FOOTNOTES

Percentages are stated as a percent of net assets.

Key to Security Abbreviations and Legend

ADR         American Depository Receipts

*           Non-Income Producing

(a)         At June 30, 2004, all or a portion of this security was out on loan

(c)         Investment is an affiliate of the Trust's custodian bank

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $88,972 and $37,100 in Blue Chip Growth and Large Cap Growth, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the John Hancock Variable Series Trust Large Cap Growth Fund ("JHVST Large Cap Growth") one of twenty-three by the John Hancock Variable Series Trust (the JHVST) and the John Hancock Trust Blue Chip Growth Trust ("JHT Blue Chip Growth"), one of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of JHVST Large Cap Growth in exchange for shares of JHT Blue Chip Growth. Under generally accepted accounting principles in the United States of America ("GAAP"), JHT Blue Chip Growth will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of JHVST Large Cap Growth and JHT Blue Chip Growth incorporated by reference in the Statement of Additional Information.

As of June 30, 2004, all of the securities held by JHVST Large Cap Growth would comply with the compliance guidelines and/or investment restrictions of JHT Blue Chip Growth.

Series I , II and III shares of JHT Blue Chip Growth are presently offered only to: Separate Accounts A, H,I, L, M, N and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of JHVST Large Cap Growth are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one - time proxy, legal and other expenses of the reorganization. These estimated expenses are $88,972 and $37,100 in JHT Blue Chip Growth and JHVST Large Cap Growth, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in the reorganization.

      (C) Adjustment to reflect the reduction in net assets due to estimated expenses of the reorganization.

      (D) Adjustment to reflect the decrease in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization.

      (F) Adjustment to reflect the change in 12b-1 distribution fees upon reorganization.

      (G) Adjustment to reflect the reduction in expense and elimination of duplicate expenses upon reorganization.

      (H) Adjustment to reflect the elimination of the commission recapture reduction upon reorganization.

The advisory fees and 12b-1 distribution fees reflect an increase in advisory fees of 0.10% and an accompanying decrease in 12b-1 distribution fees of 0.10% upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP VALUE FUND
JOHN HANCOCK TRUST - EQUITY-INCOME TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                                        EQUITY-
                                                                   LARGE CAP          EQUITY-                         INCOME TRUST
                                                                    VALUE             INCOME          PRO FORMA        PRO FORMA
                                                                     FUND              TRUST          ADJUSTMENTS       COMBINED
                                                                 --------------   --------------  -----------------  --------------
ASSETS
Investments in securities, at value                              $  409,191,584   $1,669,119,746                     $2,078,311,330
      Securities on loan, at value                                   10,347,000       90,499,907                        100,846,907
      Repurchase agreements, at value                                         -        4,754,000                          4,754,000
                                                                 --------------   --------------                     --------------
      TOTAL INVESTMENTS IN SECURITIES, AT VALUE
      (See accompanying portfolio of investments)                   419,538,584    1,764,373,653                      2,183,912,237
Cash                                                                          -           25,699                             25,699
Receivables:
      Investments sold                                                  667,670        3,050,911                          3,718,581
      Fund shares sold                                                        -          143,147                            143,147
      Dividends                                                         586,660        2,706,489                          3,293,149
      Interest                                                           51,167                -                             51,167
      Foreign tax withholding reclaims                                   13,435           22,581                             36,016
Other assets                                                                  -           33,418                             33,418
                                                                 --------------   --------------                     --------------
      TOTAL ASSETS                                                  420,857,516    1,770,355,898                      2,191,213,414
                                                                 --------------   --------------                     --------------

LIABILITIES
Payables:
      Investments purchased                                              43,131        6,942,953                          6,986,084
      Fund Shares Redeemed                                                    -        3,426,839                          3,426,839
      Other payables and accrued expenses                               109,580         145,707   $      76,983  A          332,270
      Collateral for securities lending                              10,519,000       92,700,024                        103,219,024
                                                                 --------------   --------------                     --------------
      TOTAL LIABILITIES                                              10,671,711   103,215,523                           113,964,217
                                                                 --------------   --------------                     --------------
NET ASSETS                                                       $  410,185,805   $1,667,140,375                     $2,077,249,197
                                                                 ==============   ==============                     ==============

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                       $      188,000   $   10,611,955  ($      76,983) A  $   10,722,972
Accumulated undistributed net realized gain (loss) on
      investments, futures, foreign currency and forward
      foreign currency contracts                                      5,180,471       26,548,975                         31,729,446
Unrealized appreciation (depreciation) on:
      Investments                                                    36,960,334      144,466,532                        181,426,866
      Foreign currency and forward foreign currency contracts                 -              505                                505
Capital shares at par value of $.01                                     273,203        1,076,764          (8,567) B       1,341,400
Additional paid-in capital                                          367,583,797    1,484,435,644           8,567  B   1,852,028,008
                                                                 --------------   --------------  --------------     --------------
NET ASSETS                                                       $  410,185,805   $1,667,140,375                     $2,077,249,197
                                                                 ==============   ==============                     ==============
Investments in securities, including repurchase agreements and
      securities on loan, at identified cost                     $  382,578,250   $1,619,907,121                     $2,002,485,371
                                                                 ==============   ==============                     ==============

NET ASSET VALUES:

NAV SHARES:
Net Assets at value                                              $  410,185,805                -         (20,525) C  $  410,165,280
                                                                 ==============   ==============                     ==============
Shares Outstanding                                                   27,320,321                -        (856,721) D      26,463,600
                                                                 --------------   --------------  --------------     --------------
Net asset value, offering and redemption price per share         $        15.01                -                     $        15.50
                                                                 ==============   ==============                     ==============

SERIES I SHARES:
Net Assets at value                                                           -   $1,257,821,868         (42,628) C  $1,257,779,240
                                                                 ==============   ==============                     ==============
Shares Outstanding                                                            -       81,161,305               -         81,161,305
                                                                 --------------   --------------  --------------     --------------
Net asset value, offering and redemption price per share                      -   $        15.50                     $        15.50
                                                                 ==============   ==============                     ==============

SERIES II SHARES:
Net Assets at value                                                           -   $  409,125,321         (13,823) C  $  409,111,498
                                                                 ==============   ==============                     ==============
Shares Outstanding                                                            -       26,502,589               -         26,502,589
                                                                 --------------   --------------  --------------     --------------
Net asset value, offering and redemption price per share                      -   $        15.44                     $        15.44
                                                                 ==============   ==============                     ==============

SERIES III SHARES:
Net Assets at value                                                           -   $      193,186              (7) C  $      193,179
                                                                 ==============   ==============                     ==============
Shares Outstanding                                                            -           12,486               -             12,486
                                                                 --------------   --------------  --------------     --------------
Net asset value, offering and redemption price per share                      -   $        15.47                     $        15.47
                                                                 ==============   ==============                     ==============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP VALUE FUND
JOHN HANCOCK TRUST - EQUITY-INCOME TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                                         EQUITY-
                                                                      LARGE CAP        EQUITY-                        INCOME TRUST
                                                                        VALUE           INCOME         PRO FORMA        PRO FORMA
                                                                        FUND            TRUST         ADJUSTMENTS        COMBINED
                                                                   -------------    -------------    -------------    --------------
Investment Income:
   Interest                                                        $     260,989    $   1,164,528                     $   1,425,517
   Dividends                                                           8,468,985       35,815,716                        44,284,701
   Securities lending                                                     20,661           94,672                           115,333
   Less: Foreign taxes withheld                                          (59,128)        (259,002)                         (318,130)
                                                                   -------------    -------------                     -------------
   Total income                                                        8,691,507       36,815,914                     $  45,507,421
                                                                   -------------    -------------                     -------------

Expenses:
   Investment adviser fee                                              2,705,440       10,961,809     2,915,375  E       16,582,624
   Distribution fee for Series I                                               -        1,840,986    (1,198,342) F          642,644
   Distribution fee for Series II                                              -        1,059,894      (151,873) F          908,021
   Distribution fee for Series III                                             -              294           (66) F              228
   Custodian fee                                                         109,236          327,355      (109,236) G          327,355
   Fund administration fees                                                    -          165,174                           165,174
   Printing and postage fees                                              30,309          102,022                           132,331
   Audit and legal fees                                                   83,130           50,476       (49,000) G           84,606
   Registration and filing fees                                                -           22,070                            22,070
   Trustees fees and expenses                                             11,207           22,583                            33,790
   Blue Sky                                                                    -              316                               316
   Transfer Agent                                                              -            1,333                             1,333
   Miscellaneous                                                          14,407           40,912                            55,319
                                                                   -------------    -------------    ----------       -------------
   Expenses before reductions by investment adviser                    2,953,729       14,595,224     1,406,858          18,955,811
   Less reductions of expenses by investment adviser                           -         (432,973)            -            (432,973)
   Less custodian expense reduction offset by commission
   recapture arrangement                                                 (27,410)               -        27,410  H                -
                                                                   -------------    -------------    ----------       -------------
   Total expenses                                                      2,926,319       14,162,251     1,434,268          18,522,838
                                                                   -------------    -------------    ----------       -------------
Net investment income (loss)                                           5,765,188       22,653,663                        26,984,583
                                                                   -------------    -------------                     -------------

Realized and unrealized gain (loss) on investments, foreign currency and forward foreign currency contracts:

Net realized gain (loss) on:
   Investment transactions                                             9,969,707       43,794,755                        53,764,462
   Foreign currency and forward foreign currency contracts               (35,767)         (48,945)                          (84,712)

Change in unrealized appreciation (depreciation) on:
   Investments                                                        46,783,061      201,683,481                       248,466,542
   Translation of foreign currency and forward foreign
   currency contracts                                                          -              505                               505
                                                                   -------------    -------------                     -------------
   Net gain (loss) on investments, foreign currency and
   forward foreign currency contracts                                 56,717,001      245,429,796                       302,146,797
                                                                   -------------    -------------                     -------------
Net increase (decrease) in net assets resulting from operations       62,482,189      268,083,459                       329,131,380
                                                                   =============    =============                     =============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP VALUE FUND
JOHN HANCOCK TRUST - EQUITY INCOME TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

LARGE CAP      EQUITY-      PROFORMA                                                    LARGE CAP       EQUITY-          PROFORMA
VALUE FUND  INCOME TRUST    COMBINED                                                    VALUE FUND    INCOME TRUST       COMBINED
----------- ------------    ---------                                                  ------------  ---------------  --------------
      SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                   VALUE
      --------------------------                   --------------------                                   -----
                                      COMMON STOCKS - 95.08%
                                      AEROSPACE - 4.67%
    191,700    809,400      1,001,100 Honeywell International, Inc.                    $  7,021,971  $    29,648,322  $   36,670,293
     77,700    328,800        406,500 Lockheed Martin Corp.                               4,046,616       17,123,904      21,170,520
    115,100    455,000        570,100 Raytheon Company (a)                                4,117,127       16,275,350      20,392,477
    113,300    455,500        568,800 Rockwell Collins, Inc.                              3,775,156       15,177,260      18,952,416
                                                                                       ------------  ---------------  --------------
                                                                                         18,960,870       78,224,836      97,185,706
                                      ALUMINUM - 0.43%
     53,900    217,100        271,000 Alcoa, Inc.                                         1,780,317        7,170,813       8,951,130

                                      AUTO PARTS - 0.89%
     95,600    374,450        470,050 Genuine Parts Company                               3,793,408       14,858,176      18,651,584

                                      AUTOMOBILES - 0.36%
     93,000    385,100        478,100 Ford Motor Company (a)                              1,455,450        6,026,815       7,482,265

                                      BANKING - 6.17%
     83,962    337,925        421,887 Bank of America Corp.                               7,104,864       28,595,213      35,700,077
    113,300    457,900        571,200 Bank One Corp.                                      5,778,300       23,352,900      29,131,200
     48,000    189,650        237,650 Mercantile Bankshares Corp.                         2,247,360        8,879,413      11,126,773
     56,200    211,700        267,900 National City Corp.                                 1,967,562        7,411,617       9,379,179
     40,800    173,100        213,900 Northern Trust Corp.                                1,725,024        7,318,668       9,043,692
     52,200    216,800        269,000 SunTrust Banks, Inc. (a)                            3,392,478       14,089,832      17,482,310
     35,200    156,400        191,600 Wells Fargo & Company                               2,014,496        8,950,772      10,965,268
     27,100    114,800        141,900 Wilmington Trust Corp. (a)                          1,008,662        4,272,856       5,281,518
                                                                                       ------------  ---------------  --------------
                                                                                         25,238,746      102,871,271     128,110,017
                                      BIOTECHNOLOGY - 0.60%
    102,200    426,100        528,300 MedImmune, Inc. * (a)                               2,391,480        9,970,740      12,362,220

                                      BROADCASTING - 1.19%
    133,900    560,000        693,900 Viacom, Inc., Class B                               4,782,908       20,003,200      24,786,108

                                      BUSINESS SERVICES - 0.76%
    120,500    507,900        628,400 Charles Schwab Corp.                                1,158,005        4,880,919       6,038,924
     33,700    148,750        182,450 Dun & Bradstreet Corp. *                            1,816,767        8,019,112       9,835,879
                                                                                       ------------  ---------------  --------------
                                                                                          2,974,772       12,900,031      15,874,803
                                      CABLE AND TELEVISION - 2.37%
    161,081    651,317        812,398 Comcast Corp., Class A *                            4,515,100       18,256,416      22,771,516
    292,900  1,217,400      1,510,300 Time Warner, Inc. *                                 5,149,182       21,401,892      26,551,074
                                                                                       ------------  ---------------  --------------
                                                                                          9,664,282       39,658,308      49,322,590
                                      CELLULAR COMMUNICATIONS - 0.94%
    210,500    862,300      1,072,800 Motorola, Inc.                                      3,841,625       15,736,975      19,578,600

                                      CHEMICALS - 2.61%
     97,100    377,200        474,300 Dow Chemical Company                                3,951,970       15,352,040      19,304,010
     79,100    323,100        402,200 E.I. Du Pont De Nemours & Company                   3,513,622       14,352,102      17,865,724
     71,700    296,000        367,700 Great Lakes Chemical Corp. (a)                      1,940,202        8,009,760       9,949,962
    123,300    457,500        580,800 Hercules, Inc. *                                    1,503,027        5,576,925       7,079,952
                                                                                       ------------  ---------------  --------------
                                                                                         10,908,821       43,290,827      54,199,648
                                      COMPUTERS & BUSINESS EQUIPMENT - 0.95%
    192,788    745,611        938,399 Hewlett-Packard Company                             4,067,827       15,732,392      19,800,219

                                      CONSTRUCTION MATERIALS - 0.16%
     13,400     54,400         67,800 Vulcan Materials Company                              637,170        2,586,720       3,223,890

                                      COSMETICS & TOILETRIES - 2.07%
     41,000    162,800        203,800 Colgate-Palmolive Company                           2,396,450        9,515,660      11,912,110
     63,700    253,400        317,100 International Flavors & Fragrances, Inc.            2,382,380        9,477,160      11,859,540
     59,100    231,700        290,800 Kimberly-Clark Corp.                                3,893,508       15,264,396      19,157,904
                                                                                       ------------  ---------------  --------------
                                                                                          8,672,338       34,257,216      42,929,554
                                      CRUDE PETROLEUM & NATURAL GAS - 3.50%
     87,900    350,900        438,800 Amerada Hess Corp. (a)                              6,960,801       27,787,771      34,748,572
     79,213    323,267        402,480 ChevronTexaco Corp.                                 7,454,735       30,422,657      37,877,392
                                                                                       ------------  ---------------  --------------
                                                                                         14,415,536       58,210,428      72,625,964
                                      DOMESTIC OIL - 0.60%
     27,200    110,200        137,400 Marathon Oil Corp.                                  1,029,248        4,169,968       5,199,216
     39,700    151,500        191,200 Unocal Corp.                                        1,508,600        5,757,000       7,265,600
                                                                                       ------------  ---------------  --------------
                                                                                          2,537,848        9,926,968      12,464,816
                                      ELECTRICAL EQUIPMENT - 3.84%
     80,300    323,300        403,600 Cooper Industries, Ltd., Class A                    4,770,623       19,207,253      23,977,876
     29,400    109,800        139,200 Emerson Electric Company                            1,868,370        6,977,790       8,846,160
    267,400  1,081,500      1,348,900 General Electric Company                            8,663,760       35,040,600      43,704,360
     13,200     54,400         67,600 Hubbell, Inc., Class B                                616,572        2,541,024       3,157,596
                                                                                       ------------  ---------------  --------------
                                                                                         15,919,325       63,766,667      79,685,992

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP VALUE FUND
JOHN HANCOCK TRUST - EQUITY INCOME TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

LARGE CAP      EQUITY-       PROFORMA                                                    LARGE CAP       EQUITY-          PROFORMA
VALUE FUND  INCOME TRUST     COMBINED                                                    VALUE FUND    INCOME TRUST       COMBINED
----------- ------------     --------                                                   ------------  ---------------  -------------
      SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                   VALUE
      --------------------------                   --------------------                                   -----
                                      ELECTRICAL UTILITIES - 3.26%
     77,300    320,400        397,700 Constellation Energy Group, Inc.                    2,929,670       12,143,160      15,072,830
    187,300    787,000        974,300 Duke Energy Corp. (a)                               3,800,317       15,968,230      19,768,547
     67,700    269,275        336,975 FirstEnergy Corp.                                   2,532,657       10,073,578      12,606,235
     40,400    165,600        206,000 TECO Energy, Inc. (a)                                 484,396        1,985,544       2,469,940
     85,400    351,300        436,700 TXU Corp.                                           3,459,554       14,231,163      17,690,717
                                                                                       ------------  ---------------  --------------
                                                                                         13,206,594       54,401,675      67,608,269
                                      FINANCIAL SERVICES - 4.54%
     40,900    162,500        203,400 Bank of Ireland - London *                            546,030        2,169,435       2,715,465
     60,466    235,164        295,630 Citigroup, Inc.                                     2,811,669       10,935,126      13,746,795
     42,900    173,300        216,200 Federal National Mortgage Association               3,061,344       12,366,688      15,428,032
     26,900    107,900        134,800 Federated Investors, Inc., Class B (a)                816,146        3,273,686       4,089,832
     86,930    344,400        431,330 J.P. Morgan Chase & Company                         3,370,276       13,352,388      16,722,664
     39,900    172,600        212,500 Janus Capital Group, Inc.                             657,951        2,846,174       3,504,125
    108,200    465,600        573,800 Mellon Financial Corp.                              3,173,506       13,656,048      16,829,554
     80,300    323,900        404,200 Morgan Stanley                                      4,237,431       17,092,203      21,329,634
                                                                                       ------------  ---------------  --------------
                                                                                         18,674,353       75,691,748      94,366,101
                                      FOOD & BEVERAGES - 2.66%
    132,600    539,000        671,600 Campbell Soup Company (a)                           3,564,288       14,488,320      18,052,608
     52,900    229,500        282,400 ConAgra Foods, Inc.                                 1,432,532        6,214,860       7,647,392
     66,900    265,900        332,800 General Mills, Inc.                                 3,179,757       12,638,227      15,817,984
     40,700    161,200        201,900 Unilever NV-CVA *                                   2,781,250       11,015,664      13,796,914
                                                                                       ------------  ---------------  --------------
                                                                                         10,957,827       44,357,071      55,314,898
                                      GAS & PIPELINE UTILITIES - 0.99%
    119,900    486,900        606,800 El Paso Corp.                                         944,812        3,836,772       4,781,584
    143,200    623,800        767,000 NiSource, Inc.                                      2,952,784       12,862,756      15,815,540
                                                                                       ------------  ---------------  --------------
                                                                                          3,897,596       16,699,528      20,597,124
                                      HEALTHCARE PRODUCTS - 2.40%
    120,700    515,300        636,000 Baxter International, Inc.                          4,165,357       17,783,003      21,948,360
    102,300    399,100        501,400 Johnson & Johnson                                   5,698,110       22,229,870      27,927,980
                                                                                       ------------  ---------------  --------------
                                                                                          9,863,467       40,012,873      49,876,340
                                      HOTELS & RESTAURANTS - 2.50%
    147,700    632,700        780,400 Hilton Hotels Corp.                                 2,756,082       11,806,182      14,562,264
    147,400    595,900        743,300 McDonald's Corp.                                    3,832,400       15,493,400      19,325,800
     79,200    324,071        403,271 Starwood Hotels & Resorts Worldwide, Inc.           3,552,120       14,534,584      18,086,704
                                                                                       ------------  ---------------  --------------
                                                                                         10,140,602       41,834,166      51,974,768
                                      HOUSEHOLD PRODUCTS - 2.47%
     48,100    193,700        241,800 Fortune Brands, Inc.                                3,628,183       14,610,791      18,238,974
    187,400    754,600        942,000 Newell Rubbermaid, Inc. (a)                         4,403,900       17,733,100      22,137,000
     43,000    161,400        204,400 The Clorox Company                                  2,312,540        8,680,092      10,992,632
                                                                                       ------------  ---------------  --------------
          -                                                                              10,344,623       41,023,983      51,368,606
          -                           INDUSTRIAL MACHINERY - 1.10%
    116,400    474,600        591,000 Pall Corp. (a)                                      3,048,516       12,429,774      15,478,290
     27,200    100,500        127,700 W.W. Grainger, Inc.                                 1,564,000        5,778,750       7,342,750
                                                                                       ------------  ---------------  --------------
                                                                                          4,612,516       18,208,524      22,821,040
                                      INSURANCE - 6.85%
     42,900    169,000        211,900 Chubb Corp.                                         2,924,922       11,522,420      14,447,342
     52,800    209,100        261,900 CIGNA Corp.                                         3,633,168       14,388,171      18,021,339
     75,331    294,167        369,498 Lincoln National Corp.                              3,559,390       13,899,391      17,458,781
    118,900    514,100        633,000 Marsh & McLennan Companies, Inc.                    5,395,682       23,329,858      28,725,540
     91,900    397,400        489,300 SAFECO Corp.                                        4,043,600       17,485,600      21,529,200
    105,836    424,513        530,349 The St. Paul Travelers Companies, Inc.              4,290,591       17,209,757      21,500,348
    190,500    806,600        997,100 UNUMProvident Corp. (a)                             3,028,950       12,824,940      15,853,890
     39,700    157,100        196,800 UnumProvident Corp. *                                 979,399        3,740,865       4,720,264
                                                                                       ------------  ---------------  --------------
                                                                                         27,855,702      114,401,002     142,256,704
                                      INTERNATIONAL OIL - 2.17%
     52,600    209,800        262,400 Anadarko Petroleum Corp.                            3,082,360       12,294,280      15,376,640
    114,100    459,300        573,400 Royal Dutch Petroleum Company- NY Shares            5,895,547       23,732,031      29,627,578
                                                                                       ------------  ---------------  --------------
                                                                                          8,977,907       36,026,311      45,004,218
                                      LEISURE TIME - 1.22%
    187,200    806,600        993,800 The Walt Disney Company                             4,771,728       20,560,234      25,331,962

                                      MANUFACTURING - 0.64%
     72,500    280,600        353,100 Rockwell Automation, Inc                            2,719,475       10,525,306      13,244,781

                                      NEWSPAPERS - 1.74%
     91,300    353,500        444,800 Dow Jones & Company, Inc. (a)                       4,117,630       15,942,850      20,060,480
     46,400    177,000        223,400 Knight-Ridder, Inc.                                 3,340,800       12,744,000      16,084,800
                                                                                       ------------  ---------------  --------------
                                                                                          7,458,430       28,686,850      36,145,280
                                      PAPER - 1.78%
    105,570    430,755        536,325 International Paper Company                         4,718,979       19,254,749      23,973,728
     87,100    352,100        439,200 MeadWestvaco Corp.                                  2,559,869       10,348,219      12,908,088
                                                                                       ------------  ---------------  --------------
                                                                                          7,278,848       29,602,968      36,881,816

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP VALUE FUND
JOHN HANCOCK TRUST - EQUITY INCOME TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

LARGE CAP      EQUITY-      PROFORMA                                                    LARGE CAP       EQUITY-          PROFORMA
VALUE FUND  INCOME TRUST    COMBINED                                                    VALUE FUND    INCOME TRUST       COMBINED
----------- ------------    ---------                                                  ------------  ---------------  --------------
      SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                   VALUE
      --------------------------                   --------------------                                   -----
                                      PETROLEUM SERVICES - 3.86%
     31,000    142,500        173,500 Baker Hughes, Inc.                                  1,167,150        5,365,125       6,532,275
     80,332    322,860        403,192 BP PLC-sponsored ADR                                4,303,385       17,295,610      21,598,995
    183,234    727,390        910,624 Exxon Mobil Corp.                                   8,137,422       32,303,390      40,440,812
     38,200    143,200        181,400 Schlumberger, Ltd.                                  2,426,082        9,094,632      11,520,714
                                                                                       ------------  ---------------  --------------
                                                                                         16,034,039       64,058,757      80,092,796
                                      PHARMACEUTICALS - 5.62%
     60,200    235,600        295,800 Abbott Laboratories                                 2,453,752        9,603,056      12,056,808
    241,000    975,000      1,216,000 Bristol-Myers Squibb Company                        5,904,500       23,887,500      29,792,000
    145,400    592,600        738,000 Merck & Company, Inc.                               6,906,500       28,148,500      35,055,000
    168,400    662,600        831,000 Schering-Plough Corp.                               3,112,032       12,244,848      15,356,880
    136,500    539,500        676,000 Wyeth                                               4,935,840       19,508,320      24,444,160
                                                                                       ------------  ---------------  --------------
                                                                                         23,312,624       93,392,224     116,704,848
                                      PHOTOGRAPHY - 0.92%
    137,600    568,400        706,000 Eastman Kodak Company (a)                           3,712,448       15,335,432      19,047,880

                                      PUBLISHING - 1.20%
    107,400    450,800        558,200 The New York Times Company, Class A                 4,801,854       20,155,268      24,957,122

                                      RAILROADS & EQUIPMENT - 2.03%
    113,600    446,200        559,800 Norfolk Southern Corp.                              3,012,672       11,833,224      14,845,896
     89,500    370,300        459,800 Union Pacific Corp.                                 5,320,775       22,014,335      27,335,110
                                                                                       ------------  ---------------  --------------
                                                                                          8,333,447       33,847,559      42,181,006
                                      REAL ESTATE - 0.53%
     40,600    172,000        212,600 Simon Property Group, Inc., REIT                    2,087,652        8,844,240      10,931,892

                                      RETAIL GROCERY - 0.01%
     12,200     28,300         40,500 Winn-Dixie Stores, Inc. (a)                            87,840          203,760         291,600

                                      RETAIL TRADE - 1.43%
    106,100    429,400        535,500 Home Depot, Inc.                                    3,734,720       15,114,880      18,849,600
     74,650    316,550        391,200 May Department Stores Company                       2,052,128        8,701,960      10,754,088
                                                                                       ------------  ---------------  --------------
                                                                                          5,786,848       23,816,840      29,603,688
                                      SANITARY SERVICES - 0.89%
    122,090    482,932        605,022 Waste Management, Inc.                              3,742,059       14,801,866      18,543,925

                                      SEMICONDUCTORS - 0.44%
     46,016    188,205        234,221 Agere Systems, Inc., Class A *                        105,837          432,871         538,708
     68,600    288,600        357,200 Texas Instruments, Inc.                             1,658,748        6,978,348       8,637,096
                                                                                       ------------  ---------------  --------------
                                                                                          1,764,585        7,411,219       9,175,804
                                      SOFTWARE - 1.11%
    160,400    650,100        810,500 Microsoft Corp.                                     4,581,024       18,566,856      23,147,880

                                      STEEL - 0.77%
     41,500    166,500        208,000 Nucor Corp. (a)                                     3,185,540       12,780,540      15,966,080

                                      TELECOMMUNICATIONS EQUIPMENT & SERVICES - 1.66%
    305,600  1,142,500      1,448,100 Lucent Technologies, Inc. * (a)                     1,155,168        4,318,650       5,473,818
    133,700    510,700        644,400 Nokia Oyj-sponsored ADR                             1,943,998        7,425,578       9,369,576
    151,155    661,664        812,819 SBC Communications, Inc.                            3,665,509       16,045,352      19,710,861
                                                                                       ------------  ---------------  --------------
                                                                                          6,764,675       27,789,580      34,554,255
                                      TELEPHONE - 4.40%
     73,800    317,800        391,600 ALLTEL Corp.                                        3,735,756       16,087,036      19,822,792
    101,920    403,170        505,090 AT&T Corp.                                          1,491,089        5,898,377       7,389,466
    820,100  3,485,700      4,305,800 Qwest Communications International, Inc. *          2,944,159       12,513,663      15,457,822
    214,700    893,900      1,108,600 Sprint Corp. (FON Group)                            3,778,720       15,732,640      19,511,360
    158,616    646,536        805,152 Verizon Communications, Inc.                        5,740,313       23,398,138      29,138,451
                                                                                       ------------  ---------------  --------------
                                                                                         17,690,037       73,629,854      91,319,891
                                      TOBACCO - 1.23%
     47,100    201,800        248,900 Altria Group, Inc.                                  2,357,355       10,100,090      12,457,445
     71,000    293,100        364,100 UST, Inc. (a)                                       2,556,000       10,551,600      13,107,600
                                                                                       ------------  ---------------  --------------
                                                                                          4,913,355       20,651,690      25,565,045
                                      TOYS, AMUSEMENTS & SPORTING GOODS - 1.52%
     58,400    241,800        300,200 Hasbro, Inc.                                        1,109,600        4,594,200       5,703,800
    186,700    770,000        956,700 Mattel, Inc.                                        3,407,275       14,052,500      17,459,775
    114,100    412,900        527,000 Toys R Us, Inc. * (a)                               1,817,613        6,577,497       8,395,110
                                                                                       ------------  ---------------  --------------
                                                                                          6,334,488       25,224,197      31,558,685
                                      TRAVEL SERVICES - 1.03%
     80,400    337,600        418,000 American Express Company                            4,130,952       17,345,887      21,476,839
------------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS
                                      (Cost $1,796,823,681)                            $390,065,858  $ 1,585,080,391  $1,975,146,249
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - LARGE CAP VALUE FUND
JOHN HANCOCK TRUST - EQUITY INCOME TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

LARGE CAP      EQUITY-     PROFORMA                                                LARGE CAP       EQUITY-          PROFORMA
VALUE FUND  INCOME TRUST   COMBINED                                                VALUE FUND    INCOME TRUST       COMBINED
----------- ------------ ------------                                              ------------  ---------------  --------------
      SHARES OR PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                               VALUE
      --------------------------                   --------------------                               -----
                                      PREFERRED STOCKS - 0.21%
                                      FINANCIAL SERVICES - 0.21%
          -       63,500       63,500 Ford Motor Company Capital Trust II *             794,187        3,477,260       4,271,447
--------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL PREFERRED STOCKS
                                      (Cost $3,175,000)                            $    794,187  $     3,477,260  $    4,271,447
--------------------------------------------------------------------------------------------------------------------------------

                                      CORPORATE BONDS - 0.48%
                                      TELECOMMUNICATIONS EQUIPMENT & SERVICES
                                        - 0.48%
                                      Lucent Technologies, Inc.
$ 1,535,000 $  7,350,000 $  8,885,000    8.00% due 08/01/2031 (a)                     1,723,039        8,250,375       9,973,414
--------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS
                                      (Cost $7,965,563)                            $  1,723,039  $     8,250,375  $    9,973,414
--------------------------------------------------------------------------------------------------------------------------------

                                      SHORT TERM INVESTMENTS - 9.14%
                                      Investment in joint trading account
$16,436,500            - $ 16,436,500    1.344% due 07/01/04                         16,436,500                -      16,436,500
                                      State Street Navigator Securities
 10,519,000   92,700,024  103,219,024    Lending Prime Portfolio (c)                 10,519,000       92,700,024     103,219,024
          -   70,111,603   70,111,603 T. Rowe Price Reserve Investment Fund (c)               -       70,111,603      70,111,603
                                                                                   ---------------------------------------------
                                      TOTAL SHORT TERM INVESTMENTS
                                      (Cost $189,767,127)                          $ 26,955,500  $   162,811,627  $  189,767,127
--------------------------------------------------------------------------------------------------------------------------------

                                      REPURCHASE AGREEMENTS - 0.23%
          -    4,754,000    4,754,000 Repurchase Agreement with State Street
                                      Corp. dated 06/30/2004 at 0.35% to be
                                      repurchased at $4,754,046 on 07/01/2004,
                                      collateralized by $4,880,000 U.S. Treasury
                                      Notes, 1.875% due 11/30/2005 (valued
                                      at $4,849,500, including interest).                     -        4,754,000       4,754,000
--------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL REPURCHASE AGREEMENTS
                                      (Cost $4,754,000)                                       -  $     4,754,000  $    4,754,000
--------------------------------------------------------------------------------------------------------------------------------

                                      TOTAL INVESTMENTS (COST $2,002,485,371)
                                        - 105.14%                                  $419,538,584  $ 1,764,373,653  $2,183,912,237
                                      LIABILITIES IN EXCESS OF OTHER ASSETS
                                        - (5.14)%                                    (9,352,779)     (97,233,278)   (106,663,040)++
                                                                                   ---------------------------------------------
                                      TOTAL NET ASSETS - 100.00%                   $410,185,805  $ 1,667,140,375  $2,077,249,197
                                                                                   =============================================

FOOTNOTES

Percentages are stated as a percent of net assets.

Key to Security Abbreviations and Legend

ADR   American Depository Receipt

REIT  Real Estate Investment Trust

*     Non income producing.

(a)   At June 30, 2004, all or a portion of this security was out on loan.

(c)   Investment is an affiliate of the Trust's subadviser or custodian bank.

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $56,457 and $20,526 in Equity-Income and Large Cap Value, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the John Hancock Variable Series Trust Large Cap Value Fund ("JHVST Large Cap Value") one of twenty-three investment funds offered by the John Hancock Variable Series Trust (the JHVST) and the John Hancock Trust Equity-Income Trust ("JHT Equity-Income"), one of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of JHVST Large Cap Value in exchange for shares of JHT Equity-Income. Under generally accepted accounting principles in the United States of America ("GAAP"), JHT Equity-Income will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of JHVST Large Cap Value and JHT Equity-Income incorporated by reference in the Statement of Additional Information.

As of June 30, 2004, all of the securities held by JHVST Large Cap Value would comply with the compliance guidelines and/or investment restrictions of JHT Equity-Income.

Series I , II and III shares of JHT Equity-Income are presently offered only to:
Separate Accounts A, H,I, L, M, N and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of JHVST Large Cap Value are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one - time proxy, legal and other expenses of the reorganization. These estimated expenses are $56,457 and $20,526 in JHT Equity-Income and JHVST Large Cap Value, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in the reorganization.

      (C) Adjustment to reflect the reduction in net assets due to the estimated expenses of the reorganization.

      (D) Adjustment to reflect the decrease in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization.

      (F) Adjustment to reflect the change in 12b-1 distribution fees upon reorganization.

      (G) Adjustment to reflect the reduction in expense and elimination of duplicate expenses upon reorganization.

      (H) Adjustment to reflect the elimination of the commission recapture reduction upon reorganization.

The advisory fees and 12b-1 distribution fees reflect an increase in advisory fees of 0.10% and an accompanying decrease in 12b-1 distribution fees of 0.10% upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                                        MID CAP
                                                             MID CAP      AGGRESSIVE      MID CAP                      STOCKTRUST
                                                             GROWTH         GROWTH         STOCK        PRO FORMA      PRO FORMA
                                                              FUND          TRUST          TRUST       ADJUSTMENTS      COMBINED
                                                          ------------   ------------   ------------   -----------   --------------
ASSETS
Investments in securities, at value                       $220,508,694   $381,876,433   $472,230,956                 $1,074,616,083
     Securities on loan, at value                           54,807,854     78,436,126     59,257,204                    192,501,184
     Repurchase agreements, at value                                 -     26,257,000     31,421,000                     57,678,000
                                                          ------------   ------------   ------------                 --------------
     TOTAL INVESTMENTS IN SECURITIES,
          AT VALUE (See accompanying portfolio
          of investments)                                  275,316,548    486,569,559    562,909,160                  1,324,795,267
Cash                                                                 8            113            471                            592
Receivables:
     Investments sold                                        4,448,038      1,779,505     11,098,911                     17,326,454
     Fund shares sold                                                -            100            159                            259
     Dividends and interest                                     80,494         74,467        130,645                        285,606
Other assets                                                         -          5,924          8,926                         14,850
                                                          ------------   ------------   ------------                 --------------
     TOTAL ASSETS                                          279,845,088    488,429,668    574,148,272                  1,342,423,028
                                                          ------------   ------------   ------------                 --------------

LIABILITIES
Payables:
     Investments purchased                                   3,753,465      1,261,753     17,117,251                     22,132,469
     Fund shares redeemed                                            -        932,659        685,245                      1,617,904
     Dividend and interest withholding tax                           -             55          7,588                          7,643
     Other payables and accrued expenses                        41,991         35,832         46,219   $ 103,744  A         227,786
     Collateral for securities lending                      55,236,867     80,263,203     60,867,268                    196,367,338
Written options outstanding, at value                                -         30,280              -                         30,280
                                                          ------------   -------------  ------------                 --------------
     TOTAL LIABILITIES                                      59,032,323     82,523,782     78,723,571                    220,383,420
                                                          ------------   -------------  ------------                 --------------
NET ASSETS                                                $220,812,765   $405,905,886   $495,424,701                 $1,122,039,608
                                                          ============   =============  ============                 ==============

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)               ($    698,000) ($  1,312,168) ($  1,249,001) ($ 103,744) A ($    3,362,913)
Accumulated undistributed net realized gain
     (loss) on investments, futures, foreign
     currency and forward foreign currency
     contracts                                              23,246,765   (132,040,521)     2,511,500                   (106,282,256)
Unrealized appreciation (depreciation) on:
     Investments                                            13,498,000     51,634,856     72,695,567                    137,828,423
     Written options contracts                                       -        (11,466)             -                        (11,466)
     Foreign currency and forward foreign
          currency contracts                                         -              -           (760)                          (760)
Capital shares at par value of $.01                            142,554        292,746        383,227      49,199  B         867,726
Additional paid-in capital                                 184,623,446    487,342,439    421,084,168     (49,199) B   1,093,000,854
                                                          ------------   ------------   ------------   ---------     --------------
NET ASSETS                                                $220,812,765   $405,905,886   $495,424,701                 $1,122,039,608
                                                          ============   ============   ============                 ==============
Investments in securities, including repurchase
     agreements and securities on loan, at
     identified cost                                      $261,818,548   $434,934,703   $490,213,593                 $1,186,966,844
                                                          ============   ============   ============                 ==============

NET ASSET VALUES:

NAV SHARES:
Net Assets at value                                       $220,812,765              -              -     (12,776) C  $  220,799,989
                                                          ============   ============   ============                 ==============
Shares Outstanding                                          14,255,441              -              -   2,802,851  D      17,058,292
                                                          ------------   ------------   ------------   ---------     --------------
Net asset value, offering and redemption
     price per share                                      $      15.49              -              -                 $        12.94
                                                          ============   ============   ============                 ==============

SERIES I SHARES:
Net Assets at value                                                  -   $308,934,207   $315,572,072     (61,467) C  $  624,444,812
                                                          ============   ============   ============                 ==============
Shares Outstanding                                                   -     22,272,932     24,378,665   1,601,427         48,253,024
                                                          ------------   ------------   ------------   ---------     --------------
Net asset value, offering and redemption
     price per share                                                 -   $      13.87   $      12.94                 $        12.94
                                                          ============   ============   ============                 ==============

SERIES II SHARES:
Net Assets at value                                                  -   $ 96,951,213   $179,803,141     (29,494) C  $  276,724,860
                                                          ============   ============   ============                 ==============
Shares Outstanding                                                   -      7,000,193     13,940,238     515,405         21,455,836
                                                          ------------   ------------   ------------   ---------     --------------
Net asset value, offering and redemption
     price per share                                                 -   $      13.85   $      12.90                 $        12.90
                                                          ============   ============   ============                 ==============

SERIES III SHARES:
Net Assets at value                                                  -   $     20,466   $     49,488          (7) C  $       69,947
                                                          ============   ============   ============                 ==============
Shares Outstanding                                                   -          1,476          3,823         106              5,405
                                                          ------------   ------------   ------------   ---------     --------------
Net asset value, offering and redemption
     price per share                                                 -   $      13.87   $      12.94                 $        12.94
                                                          ============   ============   ============                 ==============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                                        MID CAP
                                                             MID CAP      AGGRESSIVE      MID CAP                      STOCKTRUST
                                                             GROWTH         GROWTH         STOCK        PRO FORMA      PRO FORMA
                                                              FUND          TRUST          TRUST       ADJUSTMENTS      COMBINED
                                                          ------------   ------------   ------------   -----------   --------------
Investment Income:
     Interest                                             $     36,608   $    119,748   $    205,369                 $      361,725
     Dividends                                                 690,226        691,071      1,429,863                      2,811,160
     Securities lending                                         44,170         82,537         84,975                        211,682
     Less: Foreign taxes withheld                                    -         (1,112)       (20,124)                       (21,236)
                                                          ------------   ------------   ------------                 --------------
     Total income                                              771,004        892,244      1,700,083                 $    3,363,331
                                                          ------------   ------------   ------------                 --------------

Expenses:
     Investment adviser fee                                  2,011,411      2,604,815      2,818,367     823,551  E       8,258,144
     Distribution fee for Series I                                   -        390,391        382,649    (492,612) F         280,428
     Distribution fee for Series II                                  -        161,638        398,969     (52,058) F         508,549
     Distribution fee for Series III                                 -             27             80         (23) F              84
     Custodian fee                                              97,831        155,871        126,295    (253,702) G         126,295
     Fund administration fees                                        -         32,183         37,975                         70,158
     Printing and postage fees                                  26,132         20,650         22,701                         69,483
     Audit and legal fees                                       48,197         24,161         26,725     (41,000) G          58,083
     Registration and filing fees                                    -          3,852          5,172                          9,024
     Trustees fees and expenses                                  6,438          4,526          5,241                         16,205
     Transfer agent fee for Series III                               -              -            260                            260
     Blue sky fees for Series III                                    -              -            328                            328
     Miscellaneous                                              12,963          8,307          9,285                         30,555
                                                          ------------   ------------   ------------     -------     --------------
     Expenses before reductions by investment adviser        2,202,972      3,406,421      3,834,047     (15,844)         9,427,596
     Less reductions of expenses by investment adviser               -              -           (588)          -               (588)
     Less custodian expense reduction offset by
          commission recapture agreement                       (44,943)             -              -      44,943  H               -
                                                          ------------   ------------   ------------     -------     --------------
     Total expenses                                          2,158,029      3,406,421      3,833,459      29,099          9,427,008
                                                          ------------   ------------   ------------     -------     --------------
Net investment income (loss)                                (1,387,025)    (2,514,177)    (2,133,376)                    (6,063,677)
                                                          ------------   ------------   ------------                 --------------

Realized and unrealized gain (loss) on investments,
     foreign currency and forward foreign currency
     contracts:
Net realized gain (loss) on:
     Investment transactions                                45,923,432     34,044,080     44,424,170                    124,391,682
     Written options contracts                                       -        134,111              -                        134,111
     Foreign currency and forward foreign currency
          contracts                                                  -              -         (9,630)                        (9,630)
Change in unrealized appreciation (depreciation) on:
     Investments                                             3,473,538     33,919,328     44,572,958                     81,965,824
     Written options contracts                                       -        (11,466)             -                        (11,466)
     Translation of foreign currency and forward
          foreign currency contracts                                 -              -           (760)                          (760)
                                                          ------------   ------------   ------------                 --------------
     Net gain (loss) on investments, foreign
          currency and forward foreign currency
          contracts                                         49,396,970     68,086,053     88,986,738                    206,469,761
                                                          ------------   ------------   ------------                 --------------

Net increase (decrease) in net assets resulting from
     operations                                           $ 48,009,945   $ 65,571,876   $ 86,853,362                 $  200,406,084
                                                          ============   ============   ============                 ==============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  MID CAP    AGGRESSIVE   MID CAP   PROFORMA                                   MID CAP    AGGRESSIVE     MID CAP      PROFORMA
GROWTH FUND    GROWTH      STOCK    COMBINED                                 GROWTH FUND    GROWTH        STOCK       COMBINED
-----------  ----------  ---------  ---------                                -----------  -----------  -----------  ------------
                 SHARES/PRINCIPAL AMOUNT           SECURITY DESCRIPTION                                   VALUE
             --------------------------------  ----------------------------                            -----------
                                               COMMON STOCK - 95.10%
                                               ADVERTISING - 0.70%
  90,000                               90,000  DoubleClick, Inc. *           $   699,300                            $    699,300
               44,000                  44,000  Getty Images, Inc. *                       $ 2,640,000                  2,640,000
               42,700                  42,700  Lamar Advertising Company *                  1,851,045                  1,851,045
               34,400                  34,400  Omnicom Group, Inc.                          2,610,616                  2,610,616
                                                                             ---------------------------------------------------
                                                                                 699,300    7,101,661                  7,800,961

                                               AEROSPACE - 0.30%
               56,700                  56,700  Textron, Inc.                                3,365,145                  3,365,145
                                                                             ---------------------------------------------------

                                               AIR TRAVEL - 0.15%
  47,900       68,000                 115,900  Airtran Holdings, Inc. * (a)      677,306      961,520                  1,638,826
                                                                             ---------------------------------------------------

                                               APPAREL & TEXTILES - 1.37%
               35,700                  35,700  Bebe Stores, Inc. (a)                          714,000                    714,000
               64,600                  64,600  Cintas Corp.                                 3,079,482                  3,079,482
  60,900                               60,900  Coach, Inc.                     2,752,071                               2,752,071
  81,000                               81,000  Columbia Sportswear Co. *       4,424,220                               4,424,220
               24,650                  24,650  Jos. A. Bank Clothiers,
                                                Inc.* (a)                                     773,764                    773,764
  70,200                               70,200  Liz Claiborne, Inc.             2,525,796                               2,525,796
               44,000                  44,000  Quiksilver, Inc. *                           1,047,640                  1,047,640
                                                                             ---------------------------------------------------
                                                                               9,702,087    5,614,886                 15,316,973
                                               AUTO PARTS - 1.24%
               21,500      122,400    143,900  Gentex Corp. (a)                               853,120  $ 4,856,832     5,709,952
  35,400        8,600                  44,000  Lear Corp.                      2,088,246      507,314                  2,595,560
 111,200                              111,200  O'Reilly Automotive, Inc. *     5,026,240                               5,026,240
               23,700                  23,700  Pep Boys - Manny, Moe & Jack                   600,795                    600,795
                                                                             ---------------------------------------------------
                                                                               7,114,486    1,961,229    4,856,832    13,932,547

                                               BANKING - 1.20%
               34,400                  34,400  Digital Insight Corp. * (a)                    713,112                    713,112
               39,600                  39,600  East West Bancorp, Inc.                      1,215,720                  1,215,720
               24,800                  24,800  Greater Bay Bancorp (a)                        716,720                    716,720
              122,000                 122,000  Investors Financial Services
                                                Corp.(a)                                    5,316,760                  5,316,760
               48,282                  48,282  New York Community Bancorp,
                                                Inc. (a)                                      947,776                    947,776
               26,600                  26,600  PrivateBankcorp, Inc. (a)                      730,436                    730,436
               26,100                  26,100  Prosperity Bancshares,
                                                Inc. (a)                                      635,535                    635,535
               22,000                  22,000  Silicon Valley
                                                Bancshares * (a)                              872,300                    872,300
               18,900                  18,900  Southwest BanCorp of Texas,
                                                Inc.                                          833,868                    833,868
               25,000                  25,000  UCBH Holdings, Inc.                            988,000                    988,000
               30,000                  30,000  W Holding Company, Inc.                        515,100                    515,100
                                                                             ---------------------------------------------------
                                                                                           13,485,327                 13,485,327

                                               BIOTECHNOLOGY - 2.42%
                1,900                   1,900  Acceler8 Technology Corp. *                      5,567                      5,567
               26,700                  26,700  Affymetrix, Inc.* (a)                          873,891                    873,891
  18,400        7,600      108,200    134,200  Cephalon, Inc. * (a)              993,600      410,400    5,842,800     7,246,800
                4,000                   4,000  Charles River Laboratories
                                                International, Inc. *                         195,480                    195,480
               25,300                  25,300  Digene Corp. * (a)                             924,209                    924,209
  63,000                               63,000  Exelixis, Inc. *                  635,670                                 635,670
                            77,600     77,600  Genzyme Corp. *                                           3,672,808     3,672,808
               39,500                  39,500  Harvard Bioscience,
                                                Inc. * (a)                                    176,960                    176,960
  70,000                               70,000  Human Genome Sciences,
                                                Inc. *                           814,100                                 814,100
               26,700       86,500    113,200  ICOS Corp. * (a)                               796,728    2,581,160     3,377,888
               24,600                  24,600  Integra LifeSciences
                                                Holdings Corp. *                              867,642                    867,642
               28,000                  28,000  Invitrogen Corp. *                           2,015,720                  2,015,720
               15,600                  15,600  Martek Biosciences
                                                Corp. *(a)                                    876,252                    876,252
  77,000                   322,500    399,500  Millennium Pharmaceuticals,
                                                Inc. *                         1,062,600                 4,450,500     5,513,100
                                                                             ---------------------------------------------------
                                                                               3,505,970    7,142,849   16,547,268    27,196,087

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  MID CAP    AGGRESSIVE   MID CAP   PROFORMA                                   MID CAP    AGGRESSIVE     MID CAP      PROFORMA
GROWTH FUND    GROWTH      STOCK    COMBINED                                 GROWTH FUND    GROWTH        STOCK       COMBINED
-----------  ----------  ---------  ---------                                -----------  -----------  -----------  ------------
                 SHARES/PRINCIPAL AMOUNT           SECURITY DESCRIPTION                                   VALUE
             --------------------------------  ----------------------------                            -----------
                                               BROADCASTING - 1.45%
               36,300                  36,300  Belo Corp., Class A                        $   974,655               $    974,655
               85,400                  85,400  Citadel Broadcasting
                                                Corp. *(a)                                  1,244,278                  1,244,278
               23,500                  23,500  Cox Radio, Inc., Class A *                     408,430                    408,430
               43,500                  43,500  Cumulus Media, Inc.,
                                                Class A *                                     731,235                    731,235
               29,900                  29,900  Entercom Communications
                                                Corp. *                                     1,115,270                  1,115,270
               55,500                  55,500  Entravision Communications
                                                Corp., Class A *                              426,240                    426,240
               46,400                  46,400  Radio One, Inc.,
                                                Class D *(a)                                  742,864                    742,864
               26,700                  26,700  Radio One, Inc., Class A *                     430,137                    430,137
                         1,260,700  1,260,700  Sirius Satellite Radio,
                                                Inc. * (a)                                             $ 3,882,956     3,882,956
               73,155                  73,155  Univision Communications,
                                                Inc., Class A *                             2,335,839                  2,335,839
                           146,900    146,900  XM Satellite Radio Holdings,
                                                Inc., Class A *(a)                                       4,008,901     4,008,901
                                                                             ---------------------------------------------------
                                                                                            8,408,948    7,891,857    16,300,805

                                               BUILDING MATERIALS &
                                                CONSTRUCTION - 0.65%
  14,500                               14,500  Dycom Industries, Inc. *      $   406,000                                 406,000
                           103,800    103,800  Hughes Supply, Inc.                                       6,116,934     6,116,934
               21,700                  21,700  Trex Company, Inc. *(a)                        819,175                    819,175
                                                                             ---------------------------------------------------
                                                                                 406,000      819,175    6,116,934     7,342,109

                                               BUSINESS SERVICES - 9.95%
                            98,500     98,500  Accenture, Ltd., Class A *                                2,706,780     2,706,780
               51,200      183,000    234,200  Acxiom Corp.                                 1,271,296    4,543,890     5,815,186
               29,000                  29,000  Administaff, Inc. * (a)                        481,400                    481,400
              154,200                 154,200  Alliance Data Systems
                                                Corp. *                                     6,514,950                  6,514,950
 144,100                              144,100  Cadence Design Systems,
                                                Inc. *                         2,108,183                               2,108,183
                           439,000    439,000  Cendant Corp.                                            10,746,720    10,746,720
               21,800                  21,800  Charles River Associates,
                                                Inc. * (a)                                    674,710                    674,710
  56,900                               56,900  Checkfree Corp. *               1,707,000                               1,707,000
  35,200       70,800      159,100    265,100  Corporate Executive Board
                                                Company                        2,034,208    4,091,532    9,194,389    15,320,129
               72,500                  72,500  CoStar Group, Inc. * (a)                     3,329,925                  3,329,925
  46,100                               46,100  DST Systems, Inc. *             2,216,949                               2,216,949
                            90,300     90,300  Electronic Arts, Inc.                                     4,925,865     4,925,865
              104,900                 104,900  Euronet Worldwide,
                                                Inc. * (a)                                  2,426,337                  2,426,337
               50,400                  50,400  Fair Isaac Corp.(a)                          1,682,352                  1,682,352
               35,300                  35,300  Forrester Research, Inc. *                     658,345                    658,345
               31,500                  31,500  Gevity HR, Inc.                                824,985                    824,985
               21,400                  21,400  Global Payments, Inc. (a)                      963,428                    963,428
               51,900                  51,900  Insight Enterprises, Inc. *                    921,744                    921,744
               39,650                  39,650  Iron Mountain, Inc. *                        1,913,509                  1,913,509
                           141,800    141,800  Manpower, Inc.                                            7,199,186     7,199,186
               14,900                  14,900  Moody's Corp.                                  963,434                    963,434
  60,000                               60,000  MPS Group, Inc. *                 727,200                                 727,200
               23,600                  23,600  Paychex, Inc.                                  799,568                    799,568
                           360,900    360,900  Quest Software, Inc. *                                    4,655,610     4,655,610
              159,400                 159,400  Robert Half International,
                                                Inc.                                        4,745,338                  4,745,338
               18,600                  18,600  Scansource, Inc. *                           1,105,212                  1,105,212
              126,500      486,900    613,400  Sirva, Inc. *                                2,909,500   11,198,700    14,108,200
              134,300                 134,300  SunGuard Data Systems,
                                                Inc. *                                      3,491,800                  3,491,800
               50,500                  50,500  TETRA Technologies, Inc. *                     824,160                    824,160
               65,800                  65,800  VERITAS Software Corp. *                     1,822,660                  1,822,660
                           180,000    180,000  Viad Corp. *                                              4,861,800     4,861,800
               45,600                  45,600  Wireless Facilities,
                                                Inc. * (a)                                    448,248                    448,248
                                                                             ---------------------------------------------------
                                                                               8,793,540   42,864,433   60,032,940   111,690,913

                                               CABLE AND TELEVISION - 0.14%
                           217,500    217,500  TiVo, Inc. * (a)                                          1,542,075     1,542,075
                                                                                                       -----------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  MID CAP    AGGRESSIVE   MID CAP   PROFORMA                                   MID CAP    AGGRESSIVE     MID CAP      PROFORMA
GROWTH FUND    GROWTH      STOCK    COMBINED                                 GROWTH FUND    GROWTH        STOCK       COMBINED
-----------  ----------  ---------  ---------                                -----------  -----------  -----------  ------------
                 SHARES/PRINCIPAL AMOUNT           SECURITY DESCRIPTION                                   VALUE
             --------------------------------  ----------------------------                            -----------
                                               CELLULAR
                                                COMMUNICATIONS - .97%
  77,000                   360,800    437,800  Nextel Communications, Inc.,
                                                Class A*                     $ 1,225,840               $ 9,618,928  $ 10,844,768
                                                                             ---------------------------------------------------

                                               CHEMICALS - 0.20%
  36,400                               36,400  Albany Molecular Research,
                                                Inc. *                           470,652                                 470,652
               21,200                  21,200  Techne Corp. * (a)                         $   921,140                    921,140
               17,100                  17,100  Valspar Corp.                                  861,669                    861,669
                                                                             ---------------------------------------------------
                                                                                 470,652    1,782,809                  2,253,461

                                               COAL - 0.42%
                           127,800    127,800  Arch Coal, Inc.                                           4,676,202     4,676,202
                                                                             ---------------------------------------------------

                                               COLLEGES &
                                                UNIVERSITIES - 1.74%
               15,425       80,000     95,425  Apollo Group, Inc.,
                                                Class A *                                   1,361,873    7,063,200     8,425,073
  43,900       25,000                  68,900  Career Education Corp.          2,000,084    1,139,000                  3,139,084
               76,800                  76,800  Corinthian Colleges, Inc.                    1,900,032                  1,900,032
 119,700                              119,700  ITT Educational Services,
                                                Inc. *                         4,550,994                               4,550,994
               17,100                  17,100  University of Phoenix
                                                Online *                                    1,497,789                  1,497,789
                                                                             ---------------------------------------------------
                                                                               6,551,078    5,898,694    7,063,200    19,512,972

                                               COMPUTERS & BUSINESS
                                                EQUIPMENT - 4.16%
 127,000                              127,000  3Com Corp. *                      793,750                                 793,750
               27,100                  27,100  Anteon International
                                                Corp. * (a)                                   884,002                    884,002
               46,500                  46,500  Applied Films Corp. * (a)                    1,349,430                  1,349,430
  80,949                               80,949  Benchmark Electronics, Inc.     2,355,616                               2,355,616
               56,200                  56,200  CACI International, Inc.,
                                                Class A *                                   2,272,728                  2,272,728
  47,700       56,000                 103,700  CDW Corp.                       3,041,352    3,570,560                  6,611,912
               30,400                  30,400  Cognizant Technology
                                                Solutions Corp., Class A                      772,464                    772,464
               42,700                  42,700  Electronics For Imaging,
                                                Inc. *                                      1,206,702                  1,206,702
  85,000                               85,000  Extreme Networks, Inc. *          469,200                                 469,200
  85,000                               85,000  Foundry Networks, Inc. *        1,195,950                               1,195,950
 120,700                              120,700  Ingram Micro, Inc.,
                                                Class A *                      1,746,529                               1,746,529
               31,300                  31,300  Intergraph Corp. *                             809,418                    809,418
               53,700                  53,700  M-Systems Flash Disk
                                                Pioneers, Ltd. *(a)                           800,667                    800,667
 120,000                              120,000  Maxtor Corp. *                    795,600                                 795,600
                           345,200    345,200  Network Appliance, Inc. *                                 7,432,156     7,432,156
               32,400                  32,400  National Instruments
                                                Corp. (a)                                     993,060                    993,060
               10,500                  10,500  Palmone, Inc. (a)                              365,085                    365,085
  20,000                               20,000  Plexus Corp. *                    270,000                                 270,000
  13,000                   131,000    144,000  Research In Motion,
                                                Ltd. - USD                       889,720                 8,965,640     9,855,360
  79,100                               79,100  Sandisk Corp.                   1,715,679                               1,715,679
               12,300                  12,300  Sierra Wireless, Inc. *                        455,469                    455,469
                           314,500    314,500  Silicon Storage Technology,
                                                Inc. *                                                   3,239,350     3,239,350
               99,100                  99,100  Tripath Technology,
                                                Inc. *(a)                                     322,075                    322,075
                                                                             ---------------------------------------------------
                                                                              13,273,396   13,801,660   19,637,146    46,712,202

                                               CONSTRUCTION
                                                MATERIALS - 0.49%
                           979,248    979,248  Rinker Group Ltd. *                                       5,479,436     5,479,436
                                                                             ---------------------------------------------------

                                               CONSTRUCTION & MINING
                                                EQUIPMENT - 0.08%
               27,100                  27,100  National Oilwell, Inc. *                       853,379                    853,379
                                                                             ---------------------------------------------------

                                               CONTAINERS & GLASS - 0.93%
                           138,800    138,800  Jarden Corp.(a)                                           4,995,412     4,995,412
 221,900                              221,900  Pactiv Corp. *                  5,534,186                               5,534,186
                                                                             ---------------------------------------------------
                                                                               5,534,186                 4,995,412    10,529,598
                                               COSMETICS &
                                                TOILETRIES - 0.06%
               29,500                  29,500  Steiner Leisure, Ltd. *                        649,000                    649,000
                                                                             ---------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  MID CAP    AGGRESSIVE   MID CAP   PROFORMA                                   MID CAP    AGGRESSIVE     MID CAP      PROFORMA
GROWTH FUND    GROWTH      STOCK    COMBINED                                 GROWTH FUND    GROWTH        STOCK       COMBINED
-----------  ----------  ---------  ---------                                -----------  -----------  -----------  ------------
                 SHARES/PRINCIPAL AMOUNT           SECURITY DESCRIPTION                                   VALUE
             --------------------------------  ----------------------------                            -----------
                                               CRUDE PETROLEUM & NATURAL
                                                GAS - 2.27%
 415,100                              415,100  Chesapeake Energy Corp.       $ 6,110,272                            $  6,110,272
                            80,600     80,600  EOG Resources, Inc.                                     $ 4,812,626     4,812,626
               58,500                  58,500  Harvest Natural Resources,
                                                Inc. *(a)                                 $   872,235                    872,235
               23,000                  23,000  Patterson-UTI  Energy, Inc.                    768,430                    768,430
  73,200                   226,900    300,100  Plains Exploration &
                                                Production Company * (a)       1,343,220                 4,163,615     5,506,835
               19,700                  19,700  Quicksilver Resources,
                                                Inc. * (a)                                  1,321,279                  1,321,279
               30,800                  30,800  Spinnaker Exploration
                                                Company *                                   1,212,904                  1,212,904
                           164,150    164,150  XTO Energy, Inc.                                          4,890,028     4,890,028
                                                                             ---------------------------------------------------
                                                                               7,453,492    4,174,848   13,866,269    25,494,609

                                               DOMESTIC OIL - 0.06%
               24,050                  24,050  TETRA Technologies, Inc.                       645,743                    645,743
                                                                             ---------------------------------------------------

                                               DRUGS & HEALTH CARE - 0.60%
 131,100                              131,100  Biovail Corp. *                 2,488,278                               2,488,278
               31,800                  31,800  Closure Medical Corp. * (a)                    798,498                    798,498
  70,000                               70,000  CV Therapeutics                 1,173,200                               1,173,200
               31,400                  31,400  Genencor International,
                                                Inc. *                                        514,018                    514,018
               55,100                  55,100  Impax Laboratories,
                                                Inc. *  (a)                                 1,067,838                  1,067,838
               75,600                  75,600  OraSure Technologies,
                                                Inc. * (a)                                    735,588                    735,588
                                                                             ---------------------------------------------------
                                                                               3,661,478    3,115,942                  6,777,420

                                               EDUCATIONAL SERVICES - .90%
               27,600      226,800    254,400  Education Management Corp.                     906,936    7,452,648     8,359,584
               23,500                  23,500  Laureate Education, Inc. *                     898,640                    898,640
                7,200                   7,200  Strayer Education, Inc.                        803,304                    803,304
                                                                             ---------------------------------------------------
                                                                                            2,608,880    7,452,648    10,061,528

                                               ELECTRICAL EQUIPMENT - 0.73%
 168,700                              168,700  American Power Conversion
                                                Corp                           3,314,955                               3,314,955
               11,200                  11,200  Cooper Industries, Ltd.,
                                                Class A                                       665,392                    665,392
               37,600                  37,600  Littelfuse, Inc. *                           1,594,616                  1,594,616
               63,000                  63,000  Tektronix, Inc.                              2,143,260                  2,143,260
               18,000                  18,000  Wilson Greatbatch
                                                Technologies, Inc. * (a)                      503,100                    503,100
                                                                             ---------------------------------------------------
                                                                               3,314,955    4,906,368                  8,221,323

                                               ELECTRONICS - 2.80%
               13,600                  13,600  Adobe Systems, Inc.                            632,400                    632,400
               64,000                  64,000  Agilent Technologies, Inc. *                 1,873,920                  1,873,920
               19,000                  19,000  Artisan Components, Inc. *                     490,200                    490,200
               29,500                  29,500  Daktronics, Inc. * (a)                         736,025                    736,025
  34,100       49,375                  83,475  Engineered Support Systems,
                                                Inc.                           1,995,191    2,888,931                  4,884,122
               29,700                  29,700  FEI Company * (a)                              710,127                    710,127
               25,900                  25,900  FLIR Systems, Inc. * (a)                     1,421,910                  1,421,910
  12,000                   168,800    180,800  Garmin, Ltd.                      444,480                 6,252,352     6,696,832
               26,100                  26,100  II-VI, Inc.                                    800,226                    800,226
               41,100                  41,100  Keithley Instruments, Inc.                     910,365                    910,365
               42,200                  42,200  LeCroy Corp. *                                 760,022                    760,022
                            71,100     71,100  L-3 Communications Holdings,
                                                Inc. (a)                                                 4,749,480     4,749,480
               31,800                  31,800  Photon Dynamics, Inc. * (a)                  1,115,226                  1,115,226
               13,200                  13,200  Rogers Corp. *                                 922,680                    922,680
               10,500                  10,500  Taser International,
                                                Inc. * (a)                                    454,965                    454,965
               61,250                  61,250  Trimble Navigation, Ltd.                     1,702,138                  1,702,138
  36,000       72,800                 108,800  TTM Technologies, Inc. * (a)      426,600      862,680                  1,289,280
               29,500                  29,500  Varian, Inc. *                               1,243,425                  1,243,425
                                                                             ---------------------------------------------------
                                                                               2,866,271   17,525,240   11,001,832    31,393,343

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  MID CAP    AGGRESSIVE   MID CAP   PROFORMA                                   MID CAP    AGGRESSIVE     MID CAP      PROFORMA
GROWTH FUND    GROWTH      STOCK    COMBINED                                 GROWTH FUND    GROWTH        STOCK       COMBINED
-----------  ----------  ---------  ---------                                -----------  -----------  -----------  ------------
                 SHARES/PRINCIPAL AMOUNT           SECURITY DESCRIPTION                                   VALUE
             --------------------------------  ----------------------------                            -----------
                                               FINANCIAL SERVICES - 5.09%
               21,400                  21,400  A.G. Edwards, Inc.                         $   728,242               $    728,242
               44,600       73,500    118,100  Affiliated Managers Group,
                                                Inc. (a)                                    2,246,502  $ 3,702,195     5,948,697
 177,100       84,900                 262,000  Ameritrade Holding Corp. *    $ 2,010,085      963,615                  2,973,700
                           139,800    139,800  Countrywide Financial Corp.                               9,820,950     9,820,950
 285,300                              285,300  E*Trade Financial Corp *        3,181,095                               3,181,095
 157,300                              157,300  Federated Investments, Inc.,
                                                Class B=                       4,772,482                               4,772,482
               90,800                  90,800  Fiserv, Inc. *                               3,531,212                  3,531,212
                           118,800    118,800  IndyMac Bancorp, Inc.                                     3,754,080     3,754,080
               25,800                  25,800  Inveresk Research Group
                                                Inc. *                                        795,672                    795,672
               12,300                  12,300  Ipayment, Inc. *                               504,300                    504,300
               23,500                  23,500  Jeffries Group, Inc.                           726,620                    726,620
               54,100                  54,100  Knight Trading Group, Inc. *                   542,082                    542,082
  34,700       25,800       38,800     99,300  Legg Mason, Inc.                3,158,047    2,348,058    3,531,188     9,037,293
               29,900                  29,900  Lehman Brothers Holdings,
                                                Inc.                                        2,249,975                  2,249,975
               14,800                  14,800  Piper Jaffray Companies,
                                                Inc. * (a)                                    669,404                    669,404
                           421,900    421,900  Providian Financial Corp. *                               6,189,273     6,189,273
               34,100                  34,100  T. Rowe Price Group, Inc.                    1,718,640                  1,718,640
                                                                             ---------------------------------------------------
                                                                              13,121,709   17,024,322   26,997,686    57,143,717

                                               FOOD & BEVERAGES - 0.44%
               20,000                  20,000  Buffalo Wild Wings,
                                                Inc. * (a)                                    553,000                    553,000
  23,400                               23,400  Constellation Brands, Inc-
                                                Class A *                        868,842                                 868,842
 166,000                              166,000  Hain Celestial Group, Inc *     3,004,600                               3,004,600
               54,900                  54,900  SunOpta, Inc. * (a)                            468,846                    468,846
                                                                             ---------------------------------------------------
                                                                               3,873,442    1,021,846                  4,895,288

                                               GAS & PIPELINE
                                                UTILITIES - 0.10%
               31,200                  31,200  Ultra Petroleum Corp. *                      1,164,696                  1,164,696
                                                                             ---------------------------------------------------

                                               HEALTHCARE PRODUCTS - 4.11%
               25,150                  25,150  Advanced Neuromodulation
                                                Systems, Inc.                                 824,920                    824,920
               22,100                  22,100  American Medical Systems
                                                Holdings, Inc. *                              744,770                    744,770
  43,200                               43,200  The Cooper Companies, Inc.      2,728,944                               2,728,944
  98,500                               98,500  Diagnostic Products Corp.       4,328,090                               4,328,090
               20,000                  20,000  Cyberonics, Inc. * (a)                         667,200                    667,200
               56,500                  56,500  Cytyc Corp. *                                1,433,405                  1,433,405
  72,900                   130,500    203,400  Edwards Lifesciences Corp. *    2,540,565                 4,547,925     7,088,490
  88,400       51,600                 140,000  Fisher Scientific
                                                International, Inc. *          5,105,100    2,979,900                  8,085,000
               27,000                  27,000  Gen-Probe, Inc.                              1,277,640                  1,277,640
                           127,100    127,100  Guidant Corp.                                             7,102,348     7,102,348
               14,900                  14,900  Henry Schein, Inc. *                           940,786                    940,786
               44,300                  44,300  Nuvasive, Inc. *                               483,313                    483,313
               48,800                  48,800  ResMed, Inc. *                               2,486,848                  2,486,848
               12,900                  12,900  St. Jude Medical, Inc. *                       975,885                    975,885
               29,100                  29,100  STERIS Corp. *                                 656,496                    656,496
  95,300                               95,300  Viasys Healthcare, Inc. *       1,992,723                               1,992,723
               44,000                  44,000  VISX, Inc. *                                 1,175,680                  1,175,680
               20,300                  20,300  Wright Medical Group, Inc. *                   722,680                    722,680
               22,000                  22,000  Zimmer Holdings, Inc. *                      1,940,400                  1,940,400
               12,300                  12,300  Zoll Medical Corp. *                           431,484                    431,484
                                                                             ---------------------------------------------------
                                                                              16,695,422   17,741,407   11,650,273    46,087,102

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  MID CAP    AGGRESSIVE   MID CAP   PROFORMA                                   MID CAP    AGGRESSIVE     MID CAP      PROFORMA
GROWTH FUND    GROWTH      STOCK    COMBINED                                 GROWTH FUND    GROWTH        STOCK       COMBINED
-----------  ----------  ---------  ---------                                -----------  -----------  -----------  ------------
                 SHARES/PRINCIPAL AMOUNT           SECURITY DESCRIPTION                                   VALUE
             --------------------------------  ----------------------------                            -----------
                                               HEALTHCARE SERVICES - 3.34%
               35,700       11,227     46,927  Accredo Health, Inc. *                     $ 1,390,515  $   437,292  $  1,827,807
               16,300                  16,300  American Healthways, Inc.                      433,906                    433,906
               11,000                  11,000  Cerner Corp. * (a)                             490,380                    490,380
               23,100                  23,100  Covance, Inc. *                                891,198                    891,198
  53,500            -                  53,500  Coventry Health Care, Inc.    $ 2,616,150                               2,616,150
               50,900                  50,900  DaVita, Inc.                                 1,569,247                  1,569,247
 120,000       42,700                 162,700  Health Net, Inc. *              3,180,000    1,131,550                  4,311,550
               23,500                  23,500  ICON PLC, ADR *                              1,033,765                  1,033,765
                           138,100    138,100  McKesson Corp.                                            4,740,973     4,740,973
  36,300       22,900      267,300    326,500  Medco Health Solutions,
                                                Inc. *                         1,361,250      858,750   10,023,750    12,243,750
 169,000       34,400                 203,400  Odyssey Healthcare, Inc. (a)    3,197,518      647,408                  3,844,926
               42,700                  42,700  Omnicare, Inc.                               1,827,987                  1,827,987
               11,300                  11,300  Pediatrix Medical Group,
                                                Inc. *                                        789,305                    789,305
               24,700                  24,700  The Advisory Board Company *                   879,320                    879,320
                                                                             ---------------------------------------------------
                                                                              10,354,918   11,943,331   15,202,015    37,500,264

                                               HOMEBUILDERS - 1.58%
                           130,050    130,050  D.R. Horton, Inc.                                         3,693,420     3,693,420
                            84,000     84,000  Lennar Corp., Class A                                     3,756,480     3,756,480
                           103,700    103,700  Pulte Homes, Inc.                                         5,395,511     5,395,511
  88,300                               88,300  Standard Pacific Corp           4,353,190                               4,353,190
               12,300                  12,300  Toll Brothers, Inc. *                          520,536                    520,536
                                                                             ---------------------------------------------------
                                                                               4,353,190      520,536   12,845,411    17,719,137

                                               HOTELS & RESTAURANTS - 1.23%
                           172,700    172,700  Aztar Corp. *                                             4,835,600     4,835,600
               43,700                  43,700  CBRL Group, Inc.                             1,348,145                  1,348,145
               17,500                  17,500  Kerzner International,
                                                Ltd. *                                        832,300                    832,300
  63,000       19,400                  82,400  Krispy Kreme Doughnuts,
                                                Inc. * (a)                     1,202,670      370,346                  1,573,016
               23,400                  23,400  P.F. Chang's China Bistro,
                                                Inc. *(a)                                     962,910                    962,910
               30,900                  30,900  Panera Bread Company,
                                                Class A * (a)                               1,108,692                  1,108,692
               41,550                  41,550  RARE Hospitality
                                                International, Inc.                         1,034,595                  1,034,595
               36,675                  36,675  Sonic Corp.                                    834,356                    834,356
               26,000                  26,000  Station Casinos, Inc.                        1,258,400                  1,258,400
                                                                             ---------------------------------------------------
                                                                               1,202,670    7,749,744    4,835,600    13,788,014

                                               HOUSEHOLD PRODUCTS - 0.08%
               32,800                  32,800  Select Comfort Corp. * (a)                     931,520                    931,520
                                                                             ---------------------------------------------------

                                               INDUSTRIAL MACHINERY - 2.05%
                           222,100    222,100  CNH Global NV                                             4,584,144     4,584,144
  29,000       14,800      158,000    201,800  Cognex Corp. (a)                1,115,920      569,504    6,079,840     7,765,264
               22,100                  22,100  Deere & Company                              1,550,094                  1,550,094
               38,900                  38,900  FMC Technologies, Inc. *                     1,120,320                  1,120,320
  55,600                               55,600  Graco, Inc.                     1,726,380                               1,726,380
                           107,900    107,900  W.W. Grainger, Inc.                                       6,204,250     6,204,250
                                                                             ---------------------------------------------------
                                                                               2,842,300    3,239,918   16,868,234    22,950,452

                                               INDUSTRIALS - 0.47%
  58,300       34,100                  92,400  Fastenal Company                3,313,189    1,937,903                  5,251,092
                                                                             ---------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  MID CAP   AGGRESSIVE MID CAP PROFORMA                                                MID CAP   AGGRESSIVE    MID CAP    PROFORMA
GROWTH FUND  GROWTH     STOCK  COMBINED                                              GROWTH FUND   GROWTH       STOCK     COMBINED
----------- ---------- ------- --------                                              ----------- ----------- ----------- -----------
              SHARES/PRINCIPAL AMOUNT          SECURITY DESCRIPTION                                             VALUE
            --------------------------- ------------------------------------                                 -----------
                                        INSURANCE - 1.03%
   43,600                       43,600  Ambac Financial Group, Inc.                  $ 3,201,984                         $ 3,201,984
  179,800                      179,800  Arthur J. Gallagher & Company                  5,474,910                           5,474,910
              29,500            29,500  Assured Guaranty, Ltd. *                                 $   500,025                 500,025
              14,800            14,800  Direct General Corp. (a)                                     477,448                 477,448
              23,700            23,700  HCC Insurance Holdings, Inc.                                 791,817                 791,817
              18,300            18,300  Navigators Group, Inc. *                                     528,687                 528,687
              17,300            17,300  ProAssurance Corp. * (a)                                     590,103                 590,103
                                                                                     -----------------------------------------------
                                                                                       8,676,894   2,888,080              11,564,974
                                        INTERNATIONAL OIL - 0.73%
                        66,600  66,600  Nabors Industries, Ltd. *                                            $ 3,011,652   3,011,652
                       135,900 135,900  Noble Corp. *                                                          5,149,251   5,149,251
                                                                                     -----------------------------------------------
                                                                                                               8,160,903   8,160,903
                                        INTERNET CONTENT - 0.57%
   82,000                       82,000  1-800-FLOWERS.com., Inc. *                       667,480                             667,480
   66,300     17,700            84,000  Ask Jeeves, Inc. * (a)                         2,587,689     690,831               3,278,520
              69,300            69,300  CNET Networks, Inc. *(a)                                     767,151                 767,151
              89,600            89,600  Digitas, Inc. *                                              988,288                 988,288
              19,700            19,700  NetFlix, Inc. (a)                                            708,215                 708,215
                                                                                     -----------------------------------------------
                                                                                       3,255,169   3,154,485               6,409,654
                                        INTERNET SERVICE PROVIDER - 0.47%
              56,700            56,700  Avocent Corp. *                                            2,083,158               2,083,158
              44,800            44,800  C-COR.net Corp. *                                            460,992                 460,992
              36,900            36,900  eSPEED, Inc., Class A * (a)                                  651,285                 651,285
              20,700            20,700  SINA.com * (a)                                               682,893                 682,893
              82,200            82,200  United Online, Inc. (a)                                    1,447,542               1,447,542
                                                                                     -----------------------------------------------
                                                                                                   5,325,870               5,325,870
                                        INTERNET SOFTWARE - 0.58%
              35,800            35,800  eResearch Technology, Inc. (a)                             1,002,400               1,002,400
              35,100            35,100  Internet Security Systems, Inc. *                            538,434                 538,434
              40,400            40,400  Interwoven, Inc.                                             408,040                 408,040
              51,900            51,900  Macromedia, Inc. *                                         1,274,145               1,274,145
              68,100            68,100  Netegrity, Inc. *                                            576,126                 576,126
              86,362            86,362  Networks Associates, Inc. *                                1,565,743               1,565,743
              41,600            41,600  Safenet Inc. * (a)                                         1,151,488               1,151,488
                                                                                     -----------------------------------------------
                                                                                                   6,516,376               6,516,376
                                        LEISURE TIME - 0.57%
              25,600            25,600  Brunswick Corp.                                            1,044,480               1,044,480
              99,100            99,100  Imax Corp. * (a)                                             549,014                 549,014
    4,100                        4,100  Life Time Fitness, Inc.                           86,100                              86,100
             140,100           140,100  Lions Gate Entertainment Corp. * (a)                         977,898                 977,898
              29,300            29,300  Penn National Gaming, Inc. *                                 972,760                 972,760
               8,700             8,700  Pixar, Inc. * (a)                                            604,737                 604,737
              24,700            24,700  Royal Caribbean Cruises, Ltd. (a)                          1,072,227               1,072,227
              30,450            30,450  Shuffle Master, Inc. (a)                                   1,105,639               1,105,639
                                                                                     -----------------------------------------------
                                                                                          86,100   6,326,755               6,412,855
                                        LIFE SCIENCES - 0.45%
  130,000                      130,000  Incyte Pharmacuticals                            993,200                             993,200
              37,500            37,500  PerkinElmer, Inc.                                            751,500                 751,500
   47,500     22,300            69,800  Waters Corp. *                                 2,269,550   1,065,494               3,335,044
                                                                                     -----------------------------------------------
                                                                                       3,262,750   1,816,994               5,079,744
                                        MANUFACTURING - 0.77%
              68,900            68,900  Danaher Corp.                                              3,572,465               3,572,465
              43,000            43,000  Eaton Corp.                                                2,783,820               2,783,820
              59,700            59,700  Rockwell Automation, Inc                                   2,239,347               2,239,347
                                                                                     -----------------------------------------------
                                                                                                   8,595,632               8,595,632

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  MID CAP   AGGRESSIVE MID CAP PROFORMA                                                MID CAP   AGGRESSIVE    MID CAP    PROFORMA
GROWTH FUND  GROWTH     STOCK  COMBINED                                              GROWTH FUND   GROWTH       STOCK     COMBINED
----------- ---------- ------- --------                                              ----------- ----------- ----------- -----------
              SHARES/PRINCIPAL AMOUNT               SECURITY DESCRIPTION                                        VALUE
            --------------------------- -------------------------------------------                          -----------
                                        MEDICAL-HOSPITALS -1.39%
              32,150            32,150  AmSurg Corp.                                             $   807,930             $   807,930
              42,700            42,700  Health Management Associates, Inc., Class A                  957,334                 957,334
              32,400            32,400  Lifepoint Hospitals, Inc. *(a)                             1,205,928               1,205,928
                       116,500 116,500  Manor Care, Inc.                                                     $ 3,807,220   3,807,220
              19,400            19,400  Possis Medical, Inc. * (a)                                   662,510                 662,510
              51,000            51,000  Select Medical Corp.                                         684,420                 684,420
   98,200     66,000           164,200  Triad Hospitals, Inc. *                      $ 3,655,986   2,457,180               6,113,166
              29,900            29,900  VCA Antech, Inc. *                                         1,340,118               1,340,118
                                                                                     -----------------------------------------------
                                                                                       3,655,986   8,115,420   3,807,220  15,578,626
                                        METAL & METAL PRODUCTS - 0.85%
   26,300              148,500 174,800  Precision Castparts Corp.                      1,438,347               8,121,465   9,559,812
                                                                                     -----------------------------------------------
                                        MINING - 0.11%
              42,700            42,700  Joy Global, Inc.                                           1,278,438               1,278,438
                                                                                     -----------------------------------------------
                                        MUTUAL FUNDS - 0.07%
              11,000            11,000  iShares Nasdaq Biotechnology Index Fund                      826,100                 826,100
                                                                                     -----------------------------------------------
                                        PETROLEUM SERVICES -1.02%
              49,600            49,600  Cal Dive International, Inc. *                             1,503,872               1,503,872
              26,600            26,600  Core Laboratories NV * *                                     611,800                 611,800
  121,000                      121,000  ENSCO International, Inc.                      3,521,100                           3,521,100
             150,900           150,900  Grey Wolf, Inc. *                                            639,816                 639,816
              35,700            35,700  Gulfmark Offshore, Inc. * (a)                                563,346                 563,346
              62,700            62,700  Key Energy Services, Inc. *                                  591,888                 591,888
             143,200           143,200  Pride International, Inc. *                                2,450,152               2,450,152
              24,900            24,900  Universal Compression Holdings, Inc. *                       763,932                 763,932
              34,000            34,000  Varco International, Inc. *                                  744,260                 744,260
                                                                                     -----------------------------------------------
                                                                                       3,521,100   7,869,066              11,390,166
                                        PHARMACEUTICALS - 2.91%
   42,700                       42,700  Abegenix, Inc.*                                  500,444                             500,444
                       176,700 176,700  Alkermes, Inc. * (a)                                                   2,403,120   2,403,120
              19,700            19,700  American Pharmaceutical Partners, Inc. (a)                   598,486                 598,486
              43,200            43,200  Amylin Pharmaceuticals, Inc. * (a)                           984,960                 984,960
              33,300            33,300  Angiotech Pharmaceuticals, Inc.                              670,995                 670,995
              49,100            49,100  Barr Pharmaceuticals, Inc.                                 1,654,670               1,654,670
   32,700     90,400           123,100  Caremark Rx, Inc. *                            1,077,138   2,977,776               4,054,914
   20,900                       20,900  Celgene Corp.*                                 1,196,734                           1,196,734
              23,800            23,800  Connetics Corp. * (a)                                        480,760                 480,760
              41,700            41,700  Corcept Therapeutics, Inc. * (a)                             321,924                 321,924
                        73,700  73,700  Forest Laboratories, Inc. *                                            4,173,631   4,173,631
              33,400            33,400  Hospira, Inc. *                                              921,840                 921,840
              53,300            53,300  Ivax Corp. *                                               1,278,667               1,278,667
  206,100                      206,100  King Pharmaceuticals, Inc*                     2,359,845                           2,359,845
  100,000                      100,000  Vertex Pharmaceuticals, Inc*                   1,084,000                           1,084,000
              30,000            30,000  Medicis Pharmaceutical Corp., Class A (a)                  1,198,500               1,198,500
              67,200            67,200  NPS Pharmaceuticals, Inc. * (a)                            1,411,200               1,411,200
              30,300            30,300  Salix Pharmaceuticals, Ltd. *                                998,385                 998,385
              52,200            52,200  Taro Pharmaceutical Industries, Ltd. * (a)                 2,270,700               2,270,700
   30,900              119,500 150,400  Watson Pharmaceuticals, Inc. *                   831,210               3,214,550   4,045,760
                                                                                     -----------------------------------------------
                                                                                       7,049,371  15,768,863   9,791,301  32,609,535
                                        PLASTICS - 0.06%
              24,800            24,800  Spartech Corp.                                               643,312                 643,312
                                                                                     -----------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  MID CAP   AGGRESSIVE MID CAP PROFORMA                                                MID CAP   AGGRESSIVE    MID CAP    PROFORMA
GROWTH FUND  GROWTH     STOCK  COMBINED                                              GROWTH FUND   GROWTH       STOCK     COMBINED
----------- ---------- ------- --------                                              ----------- ----------- ----------- -----------
              SHARES/PRINCIPAL AMOUNT                 SECURITY DESCRIPTION                                      VALUE
            --------------------------- --------------------------------------------                         -----------
                                        POLLUTION CONTROL - 0.11%
              23,700            23,700  Stericycle, Inc. *                                       $ 1,226,238             $ 1,226,238
                                                                                     -----------------------------------------------

                                        REAL ESTATE - 0.07%
              42,500            42,500  CB Richard Ellis Group, Inc. *                               811,750                 811,750
                                                                                     -----------------------------------------------

                                        RETAIL GROCERY - 0.15%
              58,600            58,600  United Natural Foods, Inc. (a)                             1,694,126               1,694,126
                                                                                     -----------------------------------------------
                                        RETAIL TRADE - 7.20%
                       160,800 160,800  Abercrombie & Fitch Company, Class A                                 $ 6,231,000   6,231,000
              87,800            87,800  Aeropostale, Inc. (a)                                      2,362,698               2,362,698
              34,100   124,200 158,300  Best Buy Company, Inc.                                     1,730,234   6,301,908   8,032,142
              25,400            25,400  CarMax, Inc. *                                               555,498                 555,498
   77,600     21,700            99,300  Chico's FAS, Inc. *                          $ 3,504,416     979,972               4,484,388
              16,200            16,200  Coldwater Creek, Inc. *                                      428,814                 428,814
              54,000            54,000  Family Dollar Stores, Inc.                                 1,642,680               1,642,680
              42,700            42,700  Foot Locker, Inc.                                          1,039,318               1,039,318
              34,100            34,100  Fossil, Inc.                                                 929,225                 929,225
              38,400            38,400  Fred's, Inc., Class A (a)                                    848,256                 848,256
              48,900            48,900  GameStop Corp. * (a)                                         744,258                 744,258
              33,599            33,599  Hot Topic, Inc.                                              688,444                 688,444
                       148,700 148,700  Linens'n Things, Inc. *                                                4,358,397   4,358,397
   94,200              172,300 266,500  Michael's Stores, Inc.                         5,181,000               9,476,500  14,657,500
              98,100            98,100  MSC Industrial Direct Company, Inc., Class A               3,221,604               3,221,604
              27,800            27,800  NBTY, Inc. *                                                 817,042                 817,042
  224,400     98,650           323,050  Pacific Sunwear of California, Inc.            4,391,508   1,930,580               6,322,088
  155,600     29,900           185,500  Petco Animal Supplies Inc. *                   5,011,876     963,079               5,974,955
             135,900           135,900  Staples, Inc.                                              3,983,229               3,983,229
              42,700            42,700  The Men's Wearhouse, Inc. *                                1,126,853               1,126,853
              42,700            42,700  Tiffany & Company                                          1,573,495               1,573,495
              93,500            93,500  Tractor Supply Company                                     3,910,170               3,910,170
              29,028            29,028  Urban Outfitters, Inc. * (a)                               1,768,095               1,768,095
   66,600     86,100           152,700  Williams-Sonoma, Inc. *                        2,195,136   2,837,856               5,032,992
                                                                                     -----------------------------------------------
                                                                                      20,283,936  34,081,400  26,367,805  80,733,141

                                        SANITARY SERVICES - 0.26%
   98,850                       98,850  Waste Connections, Inc.                        2,931,891                           2,931,891
                                                                                     -----------------------------------------------
                                        SEMICONDUCTORS - 8.84%
              49,200            49,200  02Micro International, Ltd. * (a)                            837,876                 837,876
              30,300            30,300  Actel Corp. *                                                560,550                 560,550
                       213,100 213,100  Altera Corp. *                                                         4,735,082   4,735,082
             125,800           125,800  Amis Holdings, Inc. *                                      2,128,536               2,128,536
                        85,100  85,100  Analog Devices, Inc.                                                   4,006,508   4,006,508
                       476,500 476,500  Applied Micro Circuits Corp. *                                         2,534,980   2,534,980
              76,300            76,300  ASE Test, Ltd. * (a)                                         562,331                 562,331
              50,700            50,700  Asyst Technologies, Inc. * (a)                               524,238                 524,238
                       262,100 262,100  Broadcom Corp., Class A *                                             12,258,417  12,258,417
             131,200           131,200  ChipPAC, Inc., Class A * (a)                                 822,624                 822,624
  145,000                      145,000  Conexant Systems, Inc.*                          627,850                             627,850
              23,400            23,400  Cymer, Inc. *                                                876,096                 876,096
   60,000                       60,000  Emulex Corp.*                                    858,600                             858,600
              60,500            60,500  Entegris, Inc. * (a)                                         699,985                 699,985
              36,600            36,600  Exar Corp. *                                                 536,556                 536,556
  104,300                      104,300  Fairchild Semiconductor International, Inc.    1,707,391                           1,707,391
              36,900   175,700 212,600  FormFactor,  Inc. * (a)                                      828,405   3,944,465   4,772,870
              29,900            29,900  Genesis Microchip, Inc. * (a)                            $   411,723                 411,723
              35,600            35,600  Integrated Circuit Systems, Inc. *                           966,896                 966,896
   64,000                       64,000  Integrated Device Technology, Inc.*              885,760                             885,760
   58,300                       58,300  International Rectifier Corp.*                 2,414,786                           2,414,786
              84,804            84,804  Intersil Corp., Class A                                    1,836,855               1,836,855
                       138,600 138,600  KLA-Tencor Corp. *                                                   $ 6,844,068   6,844,068
                        21,700  21,700  Laedis Technology Inc *                                                  290,997     290,997
              26,900            26,900  Linear Technology Corp.                                    1,061,743               1,061,743
                       348,800 348,800  Marvell Technology Group, Ltd.                                       $ 9,312,960 $ 9,312,960

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  MID CAP   AGGRESSIVE MID CAP PROFORMA                                                MID CAP   AGGRESSIVE    MID CAP    PROFORMA
GROWTH FUND  GROWTH     STOCK  COMBINED                                              GROWTH FUND   GROWTH       STOCK     COMBINED
----------- ---------- ------- --------                                              ----------- ----------- ----------- -----------
              SHARES/PRINCIPAL AMOUNT                 SECURITY DESCRIPTION                                      VALUE
            --------------------------- -------------------------------------------                          -----------
                                        SEMICONDUCTORS, CONTINUED
              94,000   895,500 989,500  MEMC Electronic Materials, Inc. * (a)                    $   928,720   8,847,540   9,776,260
             107,575           107,575  Microchip Technology, Inc.                                 3,392,915               3,392,915
              51,700            51,700  Microsemi Corp.                                              734,657                 734,657
              69,800            69,800  Mykrolis Corp. * (a)                                       1,215,916               1,215,916
   44,300     65,200           109,500  Novellus Systems, Inc. *                     $ 1,392,792   2,049,888               3,442,680
              24,600            24,600  NVIDIA Corp. *                                               504,300                 504,300
              34,400            34,400  Omnivision Technologies, Inc. (a)                            548,680                 548,680
   77,000                       77,000  ON Semiconductor Corp. *                         386,540                             386,540
              50,100            50,100  Pixelworks, Inc. * (a)                                       767,532                 767,532
              22,700            22,700  Power Integrations, Inc. * (a)                               565,230                 565,230
              41,500            41,500  Semtech Corp. *                                              976,910                 976,910
   76,000     82,600           158,600  Skyworks Solutions, Inc. * (a)                   663,480     721,098               1,384,578
                       481,683 481,683  Taiwan Semiconductor Manufacturing Company,
                                         Ltd., ADR                                                             4,002,784   4,002,784
  140,200     26,000           166,200  Varian Semiconductor Equipment Associates,
                                         Inc. *                                        5,406,112   1,002,560               6,408,672
              20,900            20,900  Veeco Instruments, Inc. * (a)                                539,429                 539,429
              58,600            58,600  Xicor, Inc. * (a)                                            886,618                 886,618
              34,000            34,000  Zoran Corp. * (a)                                            623,900                 623,900
                                                                                     -----------------------------------------------
                                                                                      14,343,311  28,112,767  56,777,801  99,233,879
                                        SOFTWARE - 3.69%
              68,050            68,050  Activision, Inc.                                           1,081,995               1,081,995
   58,000                       58,000  Ascential Software Corp.*                        927,420                             927,420
              25,900            25,900  Autodesk, Inc.                                             1,108,779               1,108,779
              21,500            21,500  Avid Technology, Inc. *                                    1,173,255               1,173,255
              85,400            85,400  BMC Software, Inc. *                                       1,579,900               1,579,900
              64,000            64,000  Citrix Systems, Inc. *                                     1,303,040               1,303,040
              69,600            69,600  Cognos, Inc. *                                             2,516,736               2,516,736
   73,500                       73,500  Dendrite International, Inc*                   1,365,630                           1,365,630
              39,800            39,800  Macrovision Corp. *                                          996,194                 996,194
              29,500            29,500  Magma Design Automation, Inc. * (a)                          567,285                 567,285
                       143,600 143,600  Mercury Interactive Corp. *                                            7,155,588   7,155,588
              85,800            85,800  Micromuse, Inc. *                                            574,002                 574,002
              49,000            49,000  Novell, Inc. *                                               411,110                 411,110
              70,200   437,900 508,100  Red Hat, Inc. * (a)                                        1,612,494  10,058,563  11,671,057
                       241,800 241,800  Serena Software, Inc. *(a)                                             4,615,962   4,615,962
             127,500           127,500  Siebel Systems, Inc. *                                     1,361,700               1,361,700
              19,700            19,700  Take-Two Interactive Software, Inc. * (a)                    603,608                 603,608
   62,100                       62,100  THQ, Inc.*                                     1,422,090                           1,422,090
              27,000            27,000  Websense, Inc. *                                           1,005,210               1,005,210
                                                                                     -----------------------------------------------
                                                                                       3,715,140  15,895,308  21,830,113  41,440,561
                                        STEEL - 0.07%
              24,800            24,800  Gibraltar Steel Corp. (a)                                    813,936                 813,936
                                                                                     -----------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  MID CAP   AGGRESSIVE  MID CAP    PROFORMA                               MID CAP     AGGRESSIVE    MID CAP       PROFORMA
GROWTH FUND  GROWTH      STOCK     COMBINED                             GROWTH FUND     GROWTH       STOCK        COMBINED
----------- ---------- ---------- -----------                           ------------ ------------ ------------ --------------
               SHARES/PRINCIPAL AMOUNT          SECURITY DESCRIPTION                                VALUE
            --------------------------------- ------------------------                           ------------
                                              TELECOMMUNICATIONS
                                               EQUIPMENT &
                                               SERVICES - 6.28%
               19,700     167,300     187,000  ADTRAN, Inc.                          $    657,389 $  5,582,801 $    6,240,190
               78,200                  78,200  Aeroflex, Inc. *                         1,120,606                   1,120,606
                         247,500      247,500  Amdocs, Ltd. *                                        5,798,925      5,798,925
                         341,000      341,000  American Tower Corp.,
                                               Class A * (a)                                         5,183,200      5,183,200
    75,000     86,100                 161,100  Avaya, Inc. *            $  1,184,250    1,359,519                   2,543,769
              130,800                 130,800  Comverse Technology,
                                               Inc. *                                   2,608,152                   2,608,152
                         622,300      622,300  Corning, Inc. *                                       8,127,238      8,127,238
                         437,300      437,300  Crown Castle
                                               International Corp. *                                 6,450,175      6,450,175
               30,300                  30,300  Intrado, Inc. * (a)                        487,527                     487,527
                          130,000     130,000  NTL, Inc.                                             7,490,600      7,490,600
                          259,900     259,900  Philippine Long Distance
                                               Telephone Company,
                                               ADR * (a)                                             5,421,514      5,421,514
               69,000                  69,000  Plantronics, Inc.                        2,904,900                   2,904,900
   105,800     83,600                 189,400  Polycom, Inc. *             2,370,978    1,873,476                   4,244,454
               69,300                  69,300  Powerwave Technologies,
                                               Inc. * (a)                                 533,610                     533,610
   190,000     64,600                 254,600  Tekelec *                   3,452,300    1,173,782                   4,626,082
                          359,200     359,200  Tellabs, Inc. *                                       3,139,408      3,139,408
    84,000     18,800                 102,800  UTStarcom, Inc. * (a)       2,541,000      568,700                   3,109,700
              108,800                 108,800  WJ  Communication,
                                               Inc. * (a)                                 385,152                     385,152
                                                                        -----------------------------------------------------
                                                                           9,548,528   13,672,813   47,193,861     70,415,202
                                               TOYS, AMUSEMENTS &
                                               SPORTING GOODS - 0.54%
               46,900     265,300     312,200  Marval Enterprises,
                                               Inc. (a)                                   915,488    5,178,656      6,094,144
                                                                        -----------------------------------------------------
                                               TRANSPORTATION - 1.77%
               42,700                  42,700  C. H. Robinson Worldwide,
                                               Inc.                                     1,957,368                   1,957,368
                          157,300     157,300  Expeditors International
                                                of Washington, Inc.                                  7,772,193      7,772,193
    91,800                161,600     253,400  Yellow Roadway Corp. *
                                                (a)                        3,659,148                 6,441,376     10,100,524
                                                                        -----------------------------------------------------
                                                                           3,659,148    1,957,368   14,213,569     19,830,085
                                               TRUCKING & FREIGHT -
                                               0.07%
               14,800                  14,800  UTI Worldwide, Inc.                        779,812                     779,812
                                                                        -----------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (COST: $929,276,373)     $216,434,548 $380,049,356 $470,620,892 $1,067,104,796
                                                                        =====================================================
                                               SHORT TERM INVESTMENTS -
                                               17.83%
                                               Investment in joint
                                               trading account
 3,645,133                          3,645,133  1.344% due 07/01/04        3,645,133            -            -      3,645,133
55,236,867 80,263,203  60,867,268 196,367,338  State Street Navigator
                                               Securities Lending
                                               Prime Portfolio (b)       55,236,867   80,263,203   60,867,268    196,367,338
                                                                       -----------------------------------------------------
                                               TOTAL SHORT TERM
                                               INVESTMENTS
                                               (Cost $200,012,471)     $ 58,882,000 $ 80,263,203 $ 60,867,268 $  200,012,471
                                                                       -----------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

  MID CAP   AGGRESSIVE    MID CAP    PROFORMA                              MID CAP     AGGRESSIVE      MID CAP        PROFORMA
GROWTH FUND   GROWTH       STOCK     COMBINED                            GROWTH FUND     GROWTH         STOCK         COMBINED
----------- ----------- ----------- -----------                         ------------  ------------  ------------   --------------
                  SHARES/PRINCIPAL AMOUNT        SECURITY DESCRIPTION                                  VALUE
            ----------------------------------- ----------------------                              ------------
                                                REPURCHASE AGREEMENTS
                                                - 5.14%

                                                Repurchase Agreement
                                                with State Street Corp.
                                                dated 06/30/2004 at
                                                1.30% to be repurchased
                                                at $26,257,948 on
                                                07/01/2004,
                                                collateralized by
                                                $25,420,000 Federal
                                                Home Loan Bank, 6.25%
                                                due 05/15/2029 (valued
                                                at $26,786,325,
            $26,257,000             $26,257,000 including interest).                  $ 26,257,000                 $   26,257,000
                                                Repurchase Agreement
                                                with UBS and State
                                                Street Corp.
                                                (Tri-Party), dated
                                                06/30/2004 at 1.280%
                                                to be repurchased at
                                                $31,422,117 on
                                                07/01/2004,
                                                collateralized by
                                                $28,704,000 U.S.
                                                Treasury Bonds, 6.25%
                                                due 08/15/2023 (valued
                                                at $32,442,505,
                        $31,421,000 $31,421,000 including interest).                                $ 31,421,000   $   31,421,000
                                                                                                   -------------  ---------------

                                                TOTAL REPURCHASE
                                                 AGREEMENTS
                                                 COST: ($57,678,000)                  $ 26,257,000  $ 31,421,000   $   57,678,000
                                                                                     ------------- -------------  ---------------

                                                TOTAL INVESTMENTS
                                                 (COST:$1,186,966,844
                                                 - 118.07%)             $275,316,548  $486,569,559  $562,909,160   $1,324,795,267
                                                                       ------------- ------------- -------------  ---------------

                                                LIABILITIES IN EXCESS
                                                 OF OTHER ASSETS -
                                                 (18.07%)              ($ 54,503,783)($ 80,663,673)($ 67,484,459) ($  202,755,659)++
                                                                       ------------- ------------- -------------  ---------------
                                                TOTAL NET ASSETS -
                                                 100.00%                $220,812,765  $405,905,886  $495,424,701   $1,122,039,608
                                                                       ------------- ------------- -------------  ---------------

ADR   -American Depository Receipt

*     Non-income producing

(a)   At June 30, 2004 all or a portion of this security was out on loan

(b)   Investment is an affiliate of the Trust's subadvisor or custodian bank

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $28,057, $62,911 and $12,776 in Aggressive Growth, Mid Cap Stock and Mid Cap Growth, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the John Hancock Variable Series Trust Mid Cap Growth Fund ("JHVST Mid Cap Growth") one of twenty-three investment funds offered by the John Hancock Variable Series Trust (the JHVST), the John Hancock Trust Aggressive Growth Trust ("JHT Aggressive Growth") and the John Hancock Trust Mid Cap Stock Trust ("JHT Mid Cap Stock"), two of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of the JHVST Mid Cap Growth and JHT Aggressive Growth in exchange for shares of JHT Mid Cap Stock. Under generally accepted accounting principles in the United States of America ("GAAP"), JHT Mid Cap Stock will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of JHVST Mid Cap Growth, JHT Aggressive Growth and JHT Mid Cap Stock incorporated by reference in the Statement of Additional Information.

As of June 30, 2004, all of the securities held by JHVST Mid Cap Growth and JHT Aggressive Growth would comply with the compliance guidelines and/or investment restrictions of JHT Mid Cap Stock.

Series I, II and III shares of JHT Aggressive Growth and JHT Mid Cap Stock are presently offered only to: Separate Accounts A, H,I, L, M, N and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of JHVST Mid Cap Growth are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

   (A) Adjustment to reflect estimated one - time proxy, legal and other expenses of the reorganization. These estimated expenses are $62,911, $28,057 and $12,776 in JHT Mid Cap Stock, JHT Aggressive Growth and JHVST Mid Cap Growth, respectively.

   (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares issued in the reorganization.

   (C) Adjustment to reflect the reduction in net assets due to the estimated expenses of the reorganization.

   (D) Adjustment to reflect the increase in outstanding shares relative to Net Asset Value upon reorganization.

   (E)   Adjustment to reflect the change in advisory fees upon reorganization.

   (F) Adjustment to reflect the change in 12b-1 distribution fees upon reorganization.

   (G) Adjustment to reflect the reduction in expense and elimination of duplicate expenses upon reorganization.

The advisory fees and 12b-1 distribution fees reflect an increase in advisory fees of 0.10% and an accompanying decrease in 12b-1 distribution fees of 0.10% upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS CONTINUED (UNAUDITED)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK VARIABLE SERIES TRUST I - REAL ESTATE EQUITY FUND
JOHN HANCOCK TRUST - REAL ESTATE SECURITIES TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                                      REAL ESTATE
                                                                 REAL ESTATE       REAL ESTATE                      SECURITIES TRUST
                                                                    EQUITY          SECURITIES       PRO FORMA         PRO FORMA
                                                                     FUND             TRUST         ADJUSTMENTS         COMBINED
                                                                 ------------      ------------    --------------   ----------------
ASSETS
Investments in securities, at value                              $199,508,392      $707,558,917                      $  907,067,309
    Securities on loan, at value                                   54,901,245        34,776,050                          89,677,295
    Repurchase agreements, at value                                         -        22,400,000                          22,400,000
                                                                 ------------      ------------                      --------------
    TOTAL INVESTMENTS IN SECURITIES, AT VALUE (See
    accompanying portfolio of investments)                        254,409,637       764,734,967                       1,019,144,604
Cash                                                                        -               815                                 815
Receivables:
    Investments sold                                                  416,427         4,085,363                           4,501,790
    Fund shares sold                                                        -               234                                 234
    Dividends and interest                                          1,112,937         3,278,933                           4,391,870
Other assets                                                                -            13,897                              13,897
                                                                 ------------      ------------                      --------------
    TOTAL ASSETS                                                  255,939,001       772,114,209                       1,028,053,210
                                                                 ------------      ------------                      --------------

LIABILITIES
Payables:
    Investments purchased                                             718,944         9,025,505                           9,744,449
    Fund Shares Redeemed                                                    -         3,723,311                           3,723,311
    Dividend and interest withholding tax                                   -            14,180                              14,180
    Other payables and accrued expenses                                92,846            54,705    $    47,882  A           195,433
    Collateral for securities lending                                       -        35,625,974                          35,625,974
                                                                 ------------      ------------                      --------------
    TOTAL LIABILITIES                                                 811,790        48,443,675                          49,303,347
                                                                 ------------      ------------                      --------------
NET ASSETS                                                       $255,127,211      $723,670,534                      $  978,749,863
                                                                 ============      ============                      ==============

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                       $    199,000       $12,700,785    $   (47,882) A    $   12,851,903
Accumulated undistributed net realized gain (loss) on
    investments, futures, foreign currency and forward
    foreign currency contracts                                     11,914,966        74,716,081                          86,631,047
Unrealized appreciation (depreciation) on:
    Investments                                                    54,901,245        75,308,824                         130,210,069
Capital shares at par value of $.01                                         -           336,968        118,664  B           455,632
Additional paid-in capital                                        188,112,000       560,607,876       (118,664) B       748,601,212
                                                                 ------------      ------------    -----------       --------------
NET ASSETS                                                       $255,127,211      $723,670,534                      $  978,749,863
                                                                 ============      ============                      ==============
Investments in securities, including repurchase
  agreements and securities on loan, at identified cost          $199,508,392      $689,426,143                      $  888,934,535
                                                                 ============      ============                      ==============
NET ASSET VALUES:

NAV SHARES:
Net Assets at value                                              $255,127,211                 -        (12,481) C    $  255,114,730
                                                                 ============      ============                      ==============
Shares Outstanding                                                 14,958,616                 -     (3,092,234) D        11,866,382
                                                                 ------------      ------------    -----------       --------------
Net asset value, offering and redemption price per share         $      17.06                 -                      $        21.50
                                                                 ============      ============                      ==============

SERIES I SHARES:
Net Assets at value                                                         -      $480,561,445        (23,529) C    $  480,537,916
                                                                 ============      ============                      ==============
Shares Outstanding                                                          -        22,350,883              -           22,350,883
                                                                 ------------      ------------    -----------       --------------
Net asset value, offering and redemption price per
  share                                                                     -      $      21.50                      $        21.50
                                                                 ============      ============                      ==============

SERIES II SHARES:
Net Assets at value                                                         -      $242,759,693        (11,855) C    $  242,747,838
                                                                 ============      ============                      ==============
Shares Outstanding                                                          -        11,329,668              -           11,329,668
                                                                 ------------      ------------    -----------       --------------
Net asset value, offering and redemption price per
  share                                                                     -      $      21.43                      $        21.43
                                                                 ============      ============                      ==============

SERIES III SHARES:
Net Assets at value                                                         -      $    349,396            (17) C    $      349,379
                                                                 ============      ============                      ==============
Shares Outstanding                                                          -            16,281                              16,281
                                                                 ------------      ------------    -----------       --------------
Net asset value, offering and redemption price per
  share                                                                     -      $      21.46                      $        21.46
                                                                 ============      ============                      ==============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - REAL ESTATE EQUITY FUND
JOHN HANCOCK TRUST - REAL ESTATE SECURITIES TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                                    REAL ESTATE
                                                                    REAL ESTATE    REAL ESTATE                    SECURITIES TRUST
                                                                       EQUITY       SECURITIES      PRO FORMA        PRO FORMA
                                                                        FUND           TRUST       ADJUSTMENTS        COMBINED
                                                                   -------------   ------------    ------------   ----------------
Investment Income:
  Interest                                                         $     64,395    $     61,764                     $    126,159
  Dividends                                                          11,997,157      25,494,533                       37,491,690
  Securities lending                                                          -          43,308                           43,308
  Less: Foreign taxes withheld                                          (35,535)        (67,379)                        (102,914)
                                                                   ------------    ------------                     ------------
  Total income                                                       12,026,017      25,532,226                     $ 37,558,243
                                                                   ------------    ------------                     ------------
Expenses:
  Investment adviser fee                                              2,209,726       3,617,750     609,072   E        6,436,548
  Distribution fee for Series I                                               -         654,060    (419,233)  F          234,827
  Distribution fee for Series II                                              -         583,885     (76,787)  F          507,098
  Distribution fee for Series III                                             -             471        (114)  F              357
  Custodian fee                                                         107,665         137,742    (107,665)  G          137,742
  Fund administration fees                                                    -          62,792                           62,792
  Printing and postage fees                                              24,921          38,512                           63,433
  Audit and legal fees                                                   54,412          32,737     (33,000)  G           54,149
  Registration and filing fees                                                -           9,088                            9,088
  Trustees fees and expenses                                              7,692           8,382                           16,074
  Blue sky                                                                    -             364                              364
  Transfer agent                                                              -           2,055                            2,055
  Miscellaneous                                                          10,340          15,015                           25,355
                                                                   ------------    ------------    --------         ------------
  Expenses before reductions by investment adviser                    2,414,756       5,162,853     (27,727)           7,549,882
  Less reductions of expenses by investment adviser                           -          (2,419)          -               (2,419)
  Less custodian expense reduction offset by commission
  recapture arrangement                                                  (8,377)              -       8,377   H                -
                                                                   ------------    ------------    --------         ------------
  Total expenses                                                      2,406,379       5,160,434     (19,350)           7,547,463
                                                                   ------------    ------------    --------         ------------
Net investment income (loss)                                          9,619,638      20,371,792                       30,010,780
                                                                   ------------    ------------                     ------------
Realizedand and unrealized gain (loss) on investments, foreign currency and forward foreign currency contracts:
Net realized gain (loss) on:
  Investment transactions                                            15,731,822      94,903,325                      110,635,147
  Foreign currency and forward foreign currency contracts                    31             157                              188
Change in unrealized appreciation (depreciation) on:
  Investments                                                        31,465,357      25,849,427                       57,314,784
                                                                   ------------    ------------                     ------------
  Net gain (loss) on investments, foreign currency and
    forward foreign currency contracts                               47,197,210     120,752,909                      167,950,119
                                                                   ------------    ------------                     ------------
Net increase (decrease) in net assets resulting from
  operations                                                       $ 56,816,848    $141,124,701                      197,960,899
                                                                   ============    ============                     ============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - REAL ESTATE EQUITY FUND
JOHN HANCOCK TRUST - REAL ESTATE SECURITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

REAL ESTATE   REAL ESTATE      PROFORMA                                             REAL ESTATE     REAL ESTATE        PROFORMA
EQUITY FUND SECURITIES TRUST   COMBINED                                             EQUITY FUND   SECURITIES TRUST     COMBINED
----------- ----------------   --------                                             -----------   ----------------     --------
       SHARES OR PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                                 VALUE
       --------------------------                  --------------------                                 -----
                                          COMMON STOCKS - 97.88%
                                          HOTELS & RESTAURANTS - 6.28%
  461,500       879,200        1,340,700  Hilton Hotels Corp.                      $   8,611,590  $    16,405,872   $   25,017,462
  160,500       911,600        1,072,100  La Quinta Corp. *                            1,348,200        7,657,440        9,005,640
                                          Starwood Hotels & Resorts Worldwide,
  285,300       322,900          608,200    Inc.                                      12,795,705       14,482,065       27,277,770

  148,000             -          148,000  Wyndham International, Inc.                    148,000                -          148,000
                                                                                   -------------  ---------------   --------------
                                                                                   $  22,903,495  $    38,545,377   $   61,448,872

                                          REAL ESTATE - 91.60%
    4,100             -            4,100  Acadia Realty Trust, REIT                       56,334                -           56,334
                                          Affordable Residential Communities,
   13,400             -           13,400    REIT                                         222,440                -          222,440

  159,000       266,500          425,500  AMB Property Corp., REIT                     5,506,170        9,228,895       14,735,065
  257,200       757,500        1,014,700  American Financial Realty Trust, REIT        3,675,388       10,824,675       14,500,063
   25,825        76,500          102,325  Amli Residential Properties Trust, REIT        757,706        2,244,510        3,002,216
                                          Apartment Investment & Management
  121,300       266,600          387,900     Company, Class A, REIT                    3,776,069        8,299,258       12,075,327
  414,310       556,867          971,177  Archstone-Smith Trust, REIT                 12,151,712       16,332,909       28,484,621
  261,000       318,600          579,600  Arden Realty, Inc., REIT                     7,676,010        9,370,026       17,046,036
  211,022       289,600          500,622  Avalon Bay Communities, Inc., REIT          11,926,963       16,368,192       28,295,155
  121,684        53,314          174,998  Boston Properties, Inc., REIT                6,093,935        2,669,965        8,763,900
        -       138,200          138,200  Brandywine Realty Trust, REIT                        -        3,757,658        3,757,658
   55,600       269,300          324,900  BRE Properties, Inc., Class A, REIT (a)      1,932,100        9,358,175       11,290,275
  371,700       497,100          868,800  Brookfield Properties Corp.                 10,686,375       14,291,625       24,978,000
        -       125,300          125,300  Capital Automotive, REIT                             -        3,675,049        3,675,049
        -       207,000          207,000  CarrAmerica Realty Corp., REIT                       -        6,257,610        6,257,610
  187,300       597,878          785,178  Catellus Development Corp., REIT             4,616,945       14,737,693       19,354,638
   34,750        44,000           78,750  Chelsea Property Group, Inc., REIT           2,266,395        2,869,680        5,136,075
        -       101,600          101,600  Colonial Properties Trust, REIT                      -        3,914,648        3,914,648
        -       171,600          171,600  Commercial Net Lease Realty, REIT (a)                -        2,951,520        2,951,520
   14,300             -           14,300  Correctional Properties Trust, REIT            418,275                -          418,275
                                          Crescent Real Estate Equities Company,
  109,900       448,200          558,100    REIT                                       1,771,588        7,224,984        8,996,572
                                          Developers Diversified Realty Corp.,
        -       326,200          326,200    REIT                                               -       11,537,694       11,537,694
        -       545,400          545,400  Duke Realty Corp., REIT                              -       17,349,174       17,349,174
        -        78,200           78,200  Entertainment Properties Trust, REIT                 -        2,794,868        2,794,868
  293,625     1,320,200        1,613,825  Equity Office Properties Trust, REIT         7,986,600       35,909,440       43,896,040
        -       236,100          236,100  Equity One, Inc., REIT (a)                           -        4,268,688        4,268,688
  415,590     1,667,000        2,082,590  Equity Residential, REIT                    12,355,491       49,559,910       61,915,401
   43,700        84,000          127,700  Essex Property Trust Inc., REIT (a)          2,986,895        5,741,400        8,728,295
  215,000       295,200          510,200  Federal Realty Investment Trust, REIT        8,941,850       12,277,368       21,219,218
   18,500             -           18,500  Forest City Enterprises, Inc.                  980,500                -          980,500
  121,500             -          121,500  Frontline Capital Group                             12                -               12
        -        97,000           97,000  Gables Residential Trust, REIT (a)                   -        3,296,060        3,296,060
  374,400       828,500        1,202,900  General Growth Properties, Inc., REIT       11,071,008       24,498,745       35,569,753
   63,900       127,300          191,200  Glenborough Realty Trust, Inc., REIT         1,172,565        2,335,955        3,508,520
        -       202,100          202,100  Health Care REIT Inc. (a)                            -        6,568,250        6,568,250
        -       173,500          173,500  Healthcare Realty Trust Inc., REIT (a)               -        6,502,780        6,502,780
                                          Heritage Property Investment Trust,
    4,200       174,400          178,600    REIT                                         113,652        4,719,264        4,832,916
  130,700       379,100          509,800  Highwoods Properties, Inc., REIT             3,071,450        8,908,850       11,980,300
        -       121,000          121,000  Home Properties Inc., REIT                           -        4,716,580        4,716,580
  662,500       928,800        1,591,300  Host Marriott Corp., REIT *                  8,188,500       11,479,968       19,668,468
  184,583       687,993          872,576  HRPT Properties Trust, REIT                  1,847,676        6,886,810        8,734,486
    8,500       173,600          182,100  Inland Real Estate Corp., REIT                 110,585        2,258,536        2,369,121
   17,000             -           17,000  Innkeepers USA Trust, REIT                     175,270                -          175,270
    8,200       281,300          289,500  Kimco Realty Corp., REIT                       373,100       12,799,150       13,172,250
    5,300       145,700          151,000  LaSalle Hotel Properties REIT                  129,320        3,555,080        3,684,400
                                          Lexington Corporate Property Trust,
        -       288,100          288,100    REIT                                               -        5,736,071        5,736,071
  104,200       490,000          594,200  Liberty Property Trust, REIT (a)             4,189,882       19,702,900       23,892,782
   12,400             -           12,400  Lodgian, Inc.                                  130,820                -          130,820
  167,800       412,300          580,100  Mack-California Realty Corp., REIT           6,943,564       17,060,974       24,004,538
   52,000             -           52,000  Manufactured Home Communities, Inc.          1,725,880                -        1,725,880

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - REAL ESTATE EQUITY FUND
JOHN HANCOCK TRUST - REAL ESTATE SECURITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

 REAL ESTATE   REAL ESTATE      PROFORMA                                             REAL ESTATE     REAL ESTATE        PROFORMA
 EQUITY FUND SECURITIES TRUST   COMBINED                                             EQUITY FUND   SECURITIES TRUST     COMBINED
 ----------- ----------------   --------                                             -----------   ----------------     --------
        SHARES OR PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                                 VALUE
        --------------------------                  --------------------                                 -----
                                           REAL ESTATE, CONTINUED
    17,600             -           17,600  MeriStar Hospitality Corp., REIT               120,384                -          120,384
                                           National Health Investments, Inc.,
         -       121,694          121,694    REIT                                               -        3,308,860        3,308,860
                                           Nationwide Health Properties, Inc.,
         -       247,353          247,353    REIT (a)                                           -        4,674,972        4,674,972
                                           OMEGA Healthcare Investors, Inc.,
    57,200             -           57,200    REIT                                         574,288                -          574,288
                                           Pan Pacific Retail Properties, Inc.,
    87,100       235,000          322,100    REIT                                       4,400,292       11,872,200       16,272,492
                                           Pennsylvania Real Estate Investment
    85,483       137,185          222,668     Trust, REIT (a)                           2,927,793        4,698,586        7,626,379
    42,050             -           42,050  Post Properties, Inc., REIT                  1,225,758                -        1,225,758
     1,450             -            1,450  Price Legacy Corp., REIT                        26,767                -           26,767
   410,970       750,000        1,160,970  ProLogis, REIT                              13,529,132       24,690,000       38,219,132
     7,650       124,000          131,650  PS Business Parks, Inc., REIT                  307,836        4,989,760        5,297,596
   106,200       312,700          418,900  Public Storage, Inc., REIT                   4,886,262       14,387,327       19,273,589
         -       124,500          124,500  Realty Income Corp., REIT (a)                        -        5,195,385        5,195,385
    91,800             -           91,800  Reckson Associates Realty Corp., REIT        2,520,828                -        2,520,828
   156,455       342,400          498,855  Regency Centers Corp., REIT                  6,711,920       14,688,960       21,400,880
   232,400       417,400          649,800  Rouse Company, REIT                         11,039,000       19,826,500       30,865,500
                                           Senior Housing Properties Trust,
         -       361,100          361,100    REIT (a)                                           -        6,062,869        6,062,869
    85,400             -           85,400  Shurgard Storage Centers, Inc., REIT         3,193,960                -        3,193,960
   386,300     1,102,100        1,488,400  Simon Property Group, Inc., REIT            19,863,546       56,669,982       76,533,528
    22,950       110,300          133,250  SL Green Realty Corp., REIT (a)              1,074,060        5,162,040        6,236,100
    55,000       185,800          240,800  Summit Properties, Inc., REIT (a)            1,410,200        4,763,912        6,174,112
         -        90,900           90,900  Sun Communities, Inc., REIT                          -        3,422,385        3,422,385
    66,800       171,600          238,400  Taubman Centers, Inc., REIT                  1,529,052        3,927,924        5,456,976
    24,300       217,000          241,300  The Macerich Company, REIT                   1,163,241       10,387,790       11,551,031
    26,900             -           26,900  The St. Joe Company, REIT                    1,067,930                -        1,067,930
    24,200       525,700          549,900  Trizec Properties, Inc., REIT                  393,492        8,547,882        8,941,374
         -        59,000           59,000  Universal Health Realty Income Trust                 -        1,693,300        1,693,300
     3,100       461,400          464,500  Ventas, Inc., REIT                              72,385       10,773,690       10,846,075
    76,750       319,900          396,650  Vornado Realty Trust, REIT                   4,383,192       18,269,489       22,652,681
         -       169,700          169,700  Weingarten Realty Investors, REIT                   -         5,308,216        5,308,216
-------------------------------------------------------------------------------------------------  ---------------   --------------
                                                                                      228,450,343      668,163,616      896,613,959
-------------------------------------------------------------------------------------------------  ---------------   --------------
                                           TOTAL COMMON STOCKS
                                           (Cost $827,852,761)                      $ 251,353,837  $   706,708,993   $  958,062,830
-------------------------------------------------------------------------------------------------  ---------------   --------------

                                           SHORT TERM INVESTMENTS - 3.95%
                                           Investment in joint trading account
$3,055,800             -      $ 3,055,800     1.344% due 07/01/04                       3,055,800                -        3,055,800
                                           State Street Navigator Securities
         -    35,625,974       35,625,974     Lending Prime Portfolio (c)                       -       35,625,974       35,625,974
-------------------------------------------------------------------------------------------------  ---------------   --------------
                                           TOTAL SHORT TERM INVESTMENTS
                                           (Cost $38,681,774)                       $   3,055,800  $    35,625,974   $   38,681,774
-------------------------------------------------------------------------------------------------  ---------------   --------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - REAL ESTATE EQUITY FUND
JOHN HANCOCK TRUST - REAL ESTATE SECURITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

REAL ESTATE   REAL ESTATE      PROFORMA                                          REAL ESTATE     REAL ESTATE        PROFORMA
EQUITY FUND SECURITIES TRUST   COMBINED                                          EQUITY FUND   SECURITIES TRUST     COMBINED
----------- ----------------   --------                                          -----------   ----------------     --------
       SHARES OR PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                             VALUE
       --------------------------                  --------------------                             -----
                                          REPURCHASE AGREEMENTS - 2.29%
        -    22,400,000       22,400,000  Repurchase Agreement with State
                                             Street Corp. dated 06/30/2004 at
                                             0.35% to be repurchased at
                                             $22,400,218 on 07/01/2004,
                                             collateralized by $17,140,000
                                             U.S. Treasury Bonds, 8.125% due
                                             08/15/2019 (valued at
                                             $22,850,534, including interest).              -       22,400,000       22,400,000
---------------------------------------------------------------------------------------------  ---------------   --------------
                                          TOTAL REPURCHASE AGREEMENTS
                                          (Cost $22,400,000)                                -  $    22,400,000   $   22,400,000
---------------------------------------------------------------------------------------------  ---------------   --------------
                                          TOTAL INVESTMENTS
                                            (COST $888,934,535) - 104.12%       $ 254,409,637  $   764,734,967   $1,019,144,604
                                          LIABILITIES IN EXCESS OF OTHER
                                            ASSETS - (4.19)%                                -      (41,064,433)     (41,099,834) ++
                                          OTHER ASSSETS IN EXCESS OF
                                            LIABILITIES - 0.07%                       717,574                -          705,093 +++
                                                                                -------------  ---------------   --------------
                                          TOTAL NET ASSETS - 100.00%            $ 255,127,211  $   723,670,534   $  978,749,863
                                                                                =============  ===============   ==============

FOOTNOTES

Percentages are stated as a percent of net assets.

Key to Security Abbreviations and Legend

REIT

*     Non-Income Producing

(a)   All or a portion of this security was out on loan

(c)   Investment is an affiliate of the Trust's custodian bank

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $35,401 in Real Estate Securities Trust.

+++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $12,481 in Real Estate Equity Fund.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the John Hancock Variable Series Trust Real Estate Equity Fund ("JHVST Real Estate Equity") one of twenty-three investment funds offered by the John Hancock Variable Series Trust (the JHVST) and the John Hancock Trust Real Estate Securities Trust ("JHT Real Estate Securities"), one of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of JHVST Real Estate Equity in exchange for shares of JHT Real Estate Securities. Under generally accepted accounting principles in the United States of America ("GAAP"), JHT Real Estate Securities will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of JHVST Real Estate Equity and JHT Real Estate Securities incorporated by reference in the Statement of Additional Information.

As of June 30, 2004, all of the securities held by JHVST Real Estate Equity would comply with the compliance guidelines and/or investment restrictions of JHT Real Estate Securities.

Series I , II and III shares of JHT Real Estate Securities are presently offered only to: Separate Accounts A, H,I, L, M, N and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of JHVST Real Estate Equity are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one - time proxy, legal and other expenses of the reorganization. These estimated expenses are $35,401 and $12,481 in JHT Real Estate Securities and JHVST Real Estate Equity, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in the reorganization.

      (C) Adjustment to reflect the reduction in net assets due to the estimated expenses of the reorganization.

      (D) Adjustment to reflect the decrease in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization.

      (F) Adjustment to reflect the change in 12b-1 distribution fees upon reorganization.

      (G) Adjustment to reflect the reduction in expense and elimination of duplicate expenses upon reorganization.

      (H) Adjustment to reflect the elimination of the commission recapture reduction upon reorganization.

The advisory fees and 12b-1 distribution fees reflect an increase in advisory fees of 0.10% and an accompanying decrease in 12b-1 distribution fees of 0.10% upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

      Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including, but not limited to, accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

      Under the Agreement and Plan of Reorganization between the Registrant and John Hancock Variable Series Trust I ("JHVST") described in Part A, which provides for the combination of the separate series of JHVST into corresponding separate series of the Registrant (the "Reorganization"), all rights to indemnification existing in favor of the trustees of JHVST under its Declaration of Trust as of the date of such Plan will survive the Reorganization as obligations of the Registrant. Two of the trustees of JHVST have been nominated, and subject to their election by shareholders of the Registrant, are expected to become Trustees of the Registrant. Under JHVST's Declaration of Trust, a trustee made a party to any proceeding by reason of service in that capacity has rights to indemnification that are substantially similar to those described above with respect to Trustees of the Registrant under its Declaration of Trust, provided that the trustee (a) acted in good faith and (b) reasonably believed, (1) in the case of conduct in the trustee's official capacity with JHVST, that the conduct was in the best interests of JHVST and, (2) in all other cases, that the conduct was at least not opposed to the best interests of JHVST and, (c) in the case of any criminal proceeding, acted in good faith and had no reasonable cause to believe that such conduct was unlawful.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION*
                  * Unless otherwise stated, all filing references are to File No. 2-94157.

1(a)              Registrant's Agreement and Declaration of Trust, dated
                  September 29, 1988 is incorporated by reference to Exhibit
                  (1)(a) to Post-Effective Amendment No. 31 filed April 25,
                  1996.

1(b) Establishment and Designation of Additional Series of Shares of Beneficial Interest --Redesignation of the Series of Shares known as the "Convertible Securities Trust" to the "U.S.
                  Government Bond Trust," dated May 1, 1989 is incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 31 filed April 25, 1996.

1(c) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Conservative, Moderate and
                  Aggressive Asset Allocation Trusts, dated May 1, 1989 is incorporated by reference to Exhibit (1)(c) to Post-Effective
                  Amendment No. 31 filed April 25, 1996.

1(d) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Growth &Income Trust, dated February
                  1, 1991 is incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 31 filed April 25, 1996.

1(e) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Redesignation of the Series of
                  Shares known as the "Bond Trust" to the "Investment Quality
                  Bond Trust," dated April 16, 1991 is incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 31 filed
                  April 25, 1996.

1(f) Establishment and Designation of Additional Series of Shares of Beneficial Interest Redesignation of the Series of Shares known as the "U.S. Government Bond Trust" to the "U.S.
                  Government Securities Trust," dated June 14, 1991 is incorporated by reference to Exhibit (1)(f) to Post-Effective
                  Amendment No. 31 filed April 25, 1996.

1(g) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Pasadena Growth Trust, Growth Trust and Strategic Income Trust, dated August 7, 1992 is incorporated by reference to Exhibit (1)(g) to Post-Effective
                  Amendment No. 31 filed April 25, 1996.

1(h) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Redesignation of the Series of
                  Shares known as the "Strategic Income Trust" to the "Strategic
                  Bond Trust" and the Series of Shares known as the "Growth
                  Trust" to the "Value Equity Trust" dated April 4, 1993 is incorporated by reference to Exhibit (1)(h) to Post-Effective
                  Amendment No. 31 filed April 25, 1996.

1(i) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- International Growth and Income
                  Trust, dated December 28, 1994 is incorporated by reference to Exhibit (1)(i) to Post-Effective Amendment No. 31 filed on
                  April 25, 1996.

1(j) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Small/ Mid Cap Trust, dated February
                  1, 1996 is incorporated by reference to Exhibit (1)(j) to Post-Effective Amendment No. 34 filed October 4, 1996.

1(k) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- International Small Cap Trust, dated
                  February 1, 1996 is incorporated by reference to Exhibit
                  (1)(k) to Post-Effective Amendment No. 34 filed October 4,
                  1996.

1(l) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Growth Trust, dated July 9, 1996 is incorporated by reference to Exhibit (1)(l) to Post-Effective
                  Amendment No. 34 filed October 4, 1996.

1(m) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Value Trust, High Yield Trust,
                  International Stock Trust, Science &Technology Trust, Balanced
                  Trust, Worldwide Growth Trust, Emerging Growth Trust, Pilgrim
                  Baxter Growth Trust, Pacific Rim Emerging Markets Trust, Real
                  Estate Securities Trust, Capital Growth Bond Trust, Equity
                  Index Trust, Common Stock Trust, Lifestyle Conservative 280
                  Trust, Lifestyle Moderate 460 Trust, Lifestyle Balanced 640
                  Trust, Lifestyle Growth 820 Trust, Lifestyle Aggressive 1000
                  Trust -- and Redesignation of the Series of Shares known as the "Pasadena Growth Trust" to the "Blue Chip Growth Trust" and the Series of Shares known as the "Value Equity Trust" to the "Equity-Income Trust" is incorporated by reference to Exhibit (1)(m) to Post-Effective Amendment No. 35 filed
                  December 18, 1996.

1(n) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Small Company Value Trust, dated
                  September 30, 1997 is incorporated by reference to Exhibit
                  (1)(m) to Post-Effective Amendment No. 39 filed March 2, 1998.

1(o) Amendment to the Agreement and Declaration of Trust (name change) is incorporated by reference to Exhibit (1)(n) to Post-Effective Amendment No. 39 filed March 2, 1998.

1(p)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for the Small Company Blend,
                  U.S. Large Cap Value, Total Return, International Value and
                  Mid Cap Stock -- previously filed as exhibit (a)(15) to Post-Effective Amendment No. 41 filed on March 1, 1999.

1(q)              Form of Establishment and Designation of Additional Shares of
                  Beneficial Interest for the Dynamic Growth, Internet
                  Technologies, Tactical Allocation, 500 Index, Mid Cap Index,
                  Small Cap Index, Total Stock Market Index and International
                  Index Trusts -- previously filed as exhibit (a)(17) to Post-Effective Amendment No. 42 filed on March 1, 2000.

1(r)              Form of Establishment and Designation of Additional Series of
                  Beneficial Interest for the Capital Appreciation Trust -- previously filed as exhibit (a)(18) to Post-Effective
                  Amendment No. 43 filed on August 17, 2000.

1(s)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for the new portfolios to be added April 30, 2001 -- previously filed as Exhibit (a)(19) to
                  Post-Effective Amendment No. 45 filed on February 9, 2001.

1(t)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for the new portfolios to be added July 16, 2001 -- previously filed as Exhibit (a)(20) to
                  Post-Effective Amendment No. 47 filed May 1, 2001.

1(u)              Form of Establishment and Designation of Classes of Shares
                  --previously filed as Exhibit a(20) to Post-Effective
                  Amendment No. 47 filed on May 1, 2001.

1(v)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for American Growth Trust,
                  American International Trust, American Growth-Income Trust and
                  American Blue Chip Income and Growth Trust -- previously filed as Exhibit (a)(25) to Post-Effective Amendment No. 58 filed on
                  May 9, 2003.

1(w)              Form of Establishment and Designation of Additional Classes of
                  Shares -- previously filed as Exhibit a(22) to Post-Effective
                  Amendment No. 56 filed on February 14, 2003.

1(x)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for each new portfolio of the Trust to be added May 1, 2003 -- previously filed as Exhibit
                  (a)(23) to Post-Effective Amendment No. 57 filed on April 22,
                  2003.

1(y) Form of Redesignation of Name for Certain Portfolios - previously filed as Exhibit (a)(24) to Post-Effective
                  Amendment No. 57 filed on April 22, 2003.

1(z)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for Great Companies--America
                  Trust -- previously filed as Exhibit (a)(25) to Post-Effective
                  Amendment No. 59 filed on May 14, 2003.

1(a)(a)           Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest (additional Lifestyle Trusts and additional new portfolios for May 1, 2004) - Previously filed as exhibit (a)(26) to post effective amendment No. 60 filed on February 13, 2004.

1(b)(b)           Form of Redesignation of Name for Lifestyle Trusts -
                  Previously filed as exhibit (a)(27) to post effective amendment No. 60 filed on February 13, 2004.

1(c)(c)           Form of Establishment and Designation of Additional
                  Information Series of Shares - Previously filed as Exhibit
                  (a)(28) to Post Effective Amendment No. 62 filed on November
                  4, 2004.

1(d)(d)           Form of Establishment and Designation of Additional Class of
                  Shares - NAV shares Previously filed as Exhibit (a)(29) to
                  Post Effective Amendment No. 62 filed on November 4, 2004.

1(e)(e)           Form of Establishment and Designation of Additional Class of
                  Shares Series IIIA Shares -

                  Previously filed as Exhibit (a)(29)(a) to Post Effective
                  Amendment No. 62 filed on November 4, 2004.

1(f)(f)           Form of Redesignation of Name of Trust - Previously filed as
                  Exhibit (a)(30) to Post Effective Amendment No. 62 filed on
                  November 4, 2004.

2                 Registrant's By-Laws are incorporated by reference to Exhibit
                  (2) to Post-Effective Amendment No. 38 filed September 17,
                  1997.

3                 Not Applicable.

4 Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement/Prospectus).

5.                Included in Exhibits 1 and 2 hereto.

6(a)              Amended and Restated Advisory Agreement between Manufacturers
                  Investment Trust and Manufacturers Securities Services, LLC -- previously filed as Exhibit (d)(1) to Post-Effective Amendment
                  No. 41 filed March 1, 1999.

6(b) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC -- previously filed as Exhibit
                  (a)(17) to Post Effective Amendment No. 42 filed on March 1,
                  2000.

6(c) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the Capital Appreciation
                  Trust - previously filed as Exhibit (d)(1)(b) to Post
                  Effective Amendment No. 43 filed on August 17, 2000.

6(d) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the new portfolios to be added April 30, 2001 -- previously filed as Exhibit (d) (1)
                  (C) to Post Effective Amendment No. 45 filed on February 9,
                  2001.

6(e) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the new portfolios to be added July 16, 2001 -- previously filed as Exhibit (d)(1) (C) to Post-Effective Amendment No. 47 filed on May 1, 2001.

6(e)(1) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the new portfolios to be added May 1, 2003 -- previously filed as Exhibit (d)(1) (D) to
                  Post-Effective Amendment No. 57 filed on April 22, 2003.

6(f)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Wellington Management Company LLP -- previously filed as Exhibit (d)(2) to Post-Effective Amendment
                  No. 41 filed March 1, 1999.

6(g)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Salomon Brothers Asset Management Inc. is incorporated by reference to Exhibit 5(b)(iii) to Post-Effective Amendment No. 39 filed March 2, 1998.

6(h)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Founders Asset Management LLC -- previously filed as Exhibit (5)(b)(vi) to Post- Effective Amendment No.
                  40 filed April 30, 1998.

6(i)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and T. Rowe Price Associates, Inc. -- previously filed as Exhibit (d)(8) to Post-Effective Amendment No. 41 filed March 1, 1999.

6(j)              Form of Subadvisory Agreement between NASL Financial Services,
                  Inc. and Rowe Price-Fleming International, Inc. adding the
                  International Stock Trust -- previously filed as Exhibit
                  (5)(b)(xiv) to Post-Effective Amendment No. 34 filed on
                  October 4, 1996.

6(k)              Subadvisory Agreement between NASL Financial Services, Inc.
                  and Morgan Stanley Asset Management, Inc. dated October 1,
                  1996 providing for the Global Equity Trust -- previously filed as Exhibit (5)(b)(xv) to Post-Effective Amendment No. 35 filed on December 18, 1996.

6(l)              Subadvisory Agreement between NASL Financial Services, Inc.
                  and Miller Anderson & Sherrerd, LLP dated October 1, 1996 adding the Value and High Yield Trusts -- previously filed as Exhibit (5)(b)(xvi) to Post-Effective Amendment No. 35 filed on December 18, 1996.

6(m)              Form of Subadvisory Agreement between NASL Financial Services,
                  Inc. and Manufacturers Adviser Corporation dated October 1,
                  1996 providing for the Money Market Trust -- previously filed as Exhibit (5)(b)(xviii) to Post-Effective Amendment No. 34 filed on October 4, 1996.

6(n)              Form of Amendment to Subadvisory Agreement between NASL
                  Financial Services, Inc. and Manufacturers Adviser Corporation dated December 31, 1996 adding the Pacific Rim Emerging
                  Markets, Common Stock, Real Estate Securities, Equity Index,
                  Capital Growth Bond, Lifestyle Conservative 280, Lifestyle
                  Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820 and
                  Lifestyle Aggressive 1000 Trusts -- previously filed as
                  Exhibit (5)(b)(xx) to Post-Effective Amendment No. 35 filed on
                  December 18, 1996.

6(o)              Form of Amendment to Subadvisory Agreement between NASL
                  Financial Services, Inc. and Manufacturers Adviser Corporation regarding the Lifestyle Trusts -- previously filed as Exhibit
                  (d)(11)(a) to Post-Effective Amendment No. 42 filed on March
                  1, 2000.

6(p)              Form of Subadvisory Consulting Agreement between Manufacturers
                  Adviser Corporation and State Street Global Advisors regarding the Lifestyle Trusts -- previously filed as Exhibit (a)(17) to Post-Effective Amendment No. 42 filed on March 1, 2000.

6(q)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Fidelity Management Trust Company -- previously filed as Exhibit (d)(14) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999.

6(r)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and AXA Rosenberg Investment Management LLC -- previously filed as Exhibit (d)(15) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999

6(s)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and A I M Capital Management, Inc. -- previously filed as Exhibit (d)(16) to Post-Effective Amendment No. 41 filed on March 1, 1999.

6(t)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Capital Guardian Trust Company -- previously filed as Exhibit (d)(17) to Post-Effective Amendment No. 41 filed on March 1, 1999.

6(u)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Franklin Advisers, Inc. -- previously filed as Exhibit (d)(18) to Post-Effective Amendment

                  No. 41 filed on March 1, 1999.

6(v)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Pacific Investment Management Company -- previously filed as Exhibit (d)(19) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999.

6(w)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and State Street Global Advisors -- previously filed as Exhibit (d)(20) to Post-Effective Amendment No. 41 filed on March 1, 1999.

6(x)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Templeton Investment Counsel, Inc. -- previously filed as Exhibit (d)(21) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999

6(y)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Jennison Associates LLC -- previously filed as Exhibit (d)(20) to Post-Effective Amendment No. 43 filed on
                  August 17, 2000

6(z)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and (a) Cohen and Steers, (b) Dreyfus, (c) MFS,
                  (d) Davis Select, (e) INVESCO, (f) Lord Abbett, (g) Putnam,
                  (h) FMR and (i) SSgA Funds Management (2 agreements)
                  --previously filed as Exhibit (d)(2) to Post-Effective
                  Amendment No. 46 filed on April 12, 2001.

6(a)(a)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and (a) Allegiance Capital, (b) Kayne Anderson,
                  (c) Lazard Asset Management, (d) Navellier Management, (e)
                  Rorer Asset Management, (f) Roxbury Capital Management
                  --previously filed as Exhibit (d) (22) to Post-Effective
                  Amendment No. 47 filed on May 1, 2001.

6(b)(b)           Form of Subadvisory Agreement Amendment between Manufacturers
                  Securities Services, LLC and (a) AIM, (b) Capital Guardian,
                  (c) Founders, (d) Franklin Advisors, (e) Janus, (f) MAC, (g)
                  Miller Anderson, (h) Munder, (i) SBAM, (k) SsgA Funds
                  Management, (l) T. Rowe Price -- previously filed as Exhibit
                  (d)(23) to Post-Effective Amendment No. 48 filed on March 1,
                  2002.

6(c)(c)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Deutsche Asset Management, Inc. -- previously filed as Exhibit 6(c)(c) to Registrant's registration statement on Form N-14 filed January 31, 2003
                  (File No. 333-102861).

6(d)(d)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Deutsche Asset Management Investment
                  Services Limited, Inc. -- previously filed as Exhibit 6(d)(d) to Registrant's registration statement on Form N-14 filed
                  January 31, 2003 (File No. 333-102861).

6(e)(e)           Form of Subadvisory Consulting Agreement between MFC Global
                  Investment Management (U.S.A.) Limited and Deutsche Asset
                  Management, Inc. - previously filed as Exhibit 6(e)(e) to
                  Registrant's registration statement on Form N-14 filed January
                  31, 2003 (File No. 333-102861).

6(f)(f)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Great Companies, L.L.C. - Previously filed as Exhibit (d)(24) to Post Effective Amendment No. 60 filed on
                  February 13, 2004.

6(g)(g)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Salomon Brothers Asset Management, Inc. - previously filed as Exhibit D to Registrant's Information
                  Statement pursuant to Section 14(c) of the Securities Exchange
                  Act of 1934 filed on May 19, 2003.

6(h)(h)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Lord Abbett &Co. - previously filed as
                  Exhibit E to Registrant's Information Statement pursuant to
                  Section 14(c) of the Securities Exchange Act of 1934 filed on
                  May 19, 2003.

6(i)(i)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Templeton Investment Counsel, Inc. - previously filed as Exhibit F to Registrant's Information
                  Statement pursuant to Section 14(c) of the Securities Exchange
                  Act of 1934 filed on May 19, 2003.

6(j)(j)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Templeton Global Advisors, Limited - previously filed as Exhibit B to Registrant's Information
                  Statement pursuant to Section 14(c) of the Securities Exchange
                  Act of 1934 filed on January 26, 2004.

6(k)(k)           Form of Subadvisory Agreement - Fund Asset Management, L.P. -
                  Previously filed as exhibit (d)(25) to Post-Effective
                  Amendment No. 60 filed on February 13, 2004.

6(l)(l)           Form of Amendment No. 1 to Subadvisory Agreement - MFC Global
                  Asset Management (U.S.A.) - Previously filed as exhibit
                  (d)(26) to Post-Effective Amendment No. 60 filed on February
                  13, 2004.

6(m)(m)           Form of Amendment No. 1 to Subadvisory Consulting Agreement -
                  Deutsche Asset Management - Previously filed as exhibit
                  (d)(27) to Post-Effective Amendment No. 60 filed on February
                  13, 2004.

6(n)(n)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and (a) American Century, (b) Legg Mason, (c)
                  Pzena, (d) Sustainable Growth Advisors -- Previously filed as exhibit (a)(28) to Post-Effective Amendment No. 60 filed on
                  February 13, 2004.

6(o)(o)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and (a) SSgA Funds Management, Inc. (b)
                  Declaration Management & Research LLC and (c) Independence
                  Investment LLC - Previously filed as exhibit (a)(29) to
                  Post-Effective Amendment No. 60 filed on February 13, 2004.

7(a)              Form of Distribution Agreement between Manufacturers
                  Investment Trust and Manulife Financial Services LLC -- previously filed as exhibit (e) to Post-Effective Amendment
                  No. 60 filed on February 13, 2004.

7(b)              Form of Amendment to Distribution Agreement dated September
                  28, 2004 - Previously filed as Exhibit (e)(1) to
                  Post-Effective Amendment No. 62 filed on November 4, 2004.

8                 Not Applicable

9                 Custodian Agreement Between NASL Series Fund, Inc. and State
                  Street Bank and Trust Company, dated March 24, 1988 is incorporated by reference to Exhibit (2) to Post-Effective
                  Amendment No. 38 filed September 17, 1997.

10(a) Amended and Restated Class A and Class B Rule 12b-1 Plans (now referred as Series I and Series II 12b-1 Plans) - previously files as Exhibit (m) to Post-Effective Amendment No. 49 filed on July 19, 2002.

10(a)(1)          Rule 12b-1 Plan for Series III - previously filed as Exhibit
                  (n) to Post-Effective Amendment No. 57 filed on April 22,
                  2003.

10(a)(2) Amended and Restated Rule 12b-1 Plans for Series I, Series II and Series III; Rule 12b-1 Plan for Series IIIA (Lifestyle
                  Trusts only) - Previously filed as Exhibit (m)(2) to
                  Post-Effective Amendment No. 62 filed on November 4, 2004.

10(b)             Rule 18f-3 Plan -- previously filed as Exhibit (n) to
                  Post-Effective Amendment No. 48 filed on March 1, 2002.

10(b)(1)          Amended and Restated Rule 18f-3 Plan - Previously filed as
                  Exhibit (n)(2) to Post-Effective Amendment No. 57 filed on
                  April 22, 2003.

10(b)(2)          Amended and Restated Rule 18f-3 Plan - Previously filed as
                  Exhibit (n)(2) to Post-Effective Amendment No. 62 filed on
                  November 4, 2004.

11 Opinion and Consent of Betsy Anne Seel, Esq., regarding legality of issuance of shares and other matters - Filed herewith.

12 Form of Opinion of Dykema Gossett PLLC on tax matters- Filed herewith.

13                Not Applicable.

14(a)             Consent of PricewaterhouseCoopers LLP -- Filed herewith.

14(b)             Consent of Dykema Gossett PLLC - Filed herewith..

14(c)             Consent of Betsy Anne Seel - Included in Exhibit 11.

14(d)             Consent of Ernst & Young LLP -- Filed herewith.

15                Not Applicable

16(a)             Powers of Attorney -- Don B. Allen, Charles L. Bardelis,
                  Samuel Hoar and Robert J. Myers, Trustees, dated September 27,
                  1996 is incorporated by reference to Exhibit (18)(b) to Post-Effective Amendment No. 38 filed September 17, 1997.

16(b) Power of Attorney -- John D. DesPrez III, President - previously filed as exhibit 18(e) to Post-Effective Amendment
                  No. 34 filed on October 4, 1996.

16(c)             Powers of Attorney -- John D. Richardson, Chairman of the
                  Board, and F. David Rowling, Trustee is incorporated by reference to Exhibit (18)(e) to Post-Effective Amendment No.
                  36 filed April 30, 1997.

16(d) Power of Attorney -- John D. DesPrez III, Trustee - previously filed as exhibit (a)(17) to Post-Effective Amendment No. 42 filed on March 1, 2000.

16(e) Power of Attorney - James M. Oates, Trustee - Previously filed as Exhibit 16(e) to Registrant's registration statement on form N-14 filed December 21, 2004 (File No. 333-121516).

17(a) Prospectus of John Hancock Trust dated January 19, 2005 -- previously filed.

17(b) Statement of Additional Information of John Hancock Trust dated January 19, 2005 (filed as part of Part B to the Registration Statement).

17(c) Annual Report of Manufacturers Investment Trust for the fiscal year ended December 31, 2003 -- previously filed on March 4,
                  2004 (File No. 811-04146).

17(d) Semi-Annual Report of Manufacturers Investment Trust for the six-month period ended June 30, 2004 - previously filed on September 10, 2004 (File No. 811-04146).

17(e)             Prospectus of John Hancock Variable Series Trust I dated
                  May 1, 2004 (as supplemented) - previously filed on April 29,
                  2004 (File No. 33-2081).

17(f) Annual Report of John Hancock Variable Series Trust I for the year ended December 31, 2003 - previously filed on March 2,
                  2004 (File No. 811-4490).

17(g) Semi-Annual Report of John Hancock Variable Series Trust I for the six-month period ended June 30, 2004 -- previously filed on August 30, 2004 (File No. 811-4490).

ITEM 17. UNDERTAKINGS

      (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 24th day of January, 2005.

                                     JOHN HANCOCK TRUST
                                     (Registrant)

                                     By:   /s/ James D. Gallagher
                                         ---------------------------------------
                                          James D. Gallagher, President

Attest:

  /s/ Betsy Anne Seel
-------------------------------------
Betsy Anne Seel, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                 *                   Trustee                                   **
 --------------------------------                                ------------------------------
           Don B. Allen                                                      (Date)

                 *                   Trustee                                   **
 --------------------------------                                ------------------------------
        Charles L. Bardelis                                                  (Date)

                 *                   Trustee                                   **
 --------------------------------                                ------------------------------
       John D. DesPrez, III                                                  (Date)

                 *                   Trustee                                   **
 --------------------------------                                ------------------------------
          James M. Oates                                                     (Date)

                 *                   Trustee and Chairman                      **
 --------------------------------                                ------------------------------
        John D. Richardson                                                   (Date)

                 *                   Trustee                                   **
 --------------------------------                                ------------------------------
          F. David Rolwing                                                   (Date)

      /s/ James D. Gallagher         President                                 **
 --------------------------------    (Chief Executive Officer)   ------------------------------
        James D. Gallagher                                                   (Date)

         /s/ Gordon Shone            Senior Vice President and                 **
 --------------------------------    Chief Financial Officer     ------------------------------
           Gordon Shone                                                      (Date)

     * /s/ James D. Gallagher
 --------------------------------
        James D. Gallagher
Attorney-in-Fact Pursuant to Powers
            of Attorney

       **January 24, 2005

                               JOHN HANCOCK TRUST

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
-------           ----------------------
4                 Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Prospectus/Proxy Statement).

11 Opinion and Consent of Betsy Anne Seel, Esq., regarding legality of issuance of shares and other matters.

12                Form of Opinion of Dykema Gossett PLLC on tax matters.

14(a)             Consent of PricewaterhouseCoopers LLP

14(b)             Consent of Dykema Gossett PLLC.

14(d)             Consent of Ernst & Young LLP

17(b) Statement of Additional Information of John Hancock Trust dated January 19, 2005 (filed as part of Part B to the Registration Statement).